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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05629
ING Investors Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ (Address of principal executive offices)	85258 (Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2009 to December 31, 2009

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2009

Adviser (“ADV”), Institutional (“I”), Service (“S”) and Service 2 (“S2”) Classes

ING Investors Trust

■	ING Artio Foreign Portfolio
■	ING Clarion Global Real Estate Portfolio
■  ING Evergreen Health Sciences Portfolio
■  ING FMRsm Diversified Mid Cap Portfolio
■  ING Global Resources Portfolio
■  ING Janus Contrarian Portfolio
■  ING JPMorgan Emerging Markets Equity Portfolio
■  ING Liquid Assets Portfolio
■  ING Marsico Growth Portfolio
■  ING Marsico International Opportunities Portfolio
■  ING MFS Total Return Portfolio
■  ING MFS Utilities Portfolio

■	ING PIMCO Total Return Bond Portfolio
■  ING Pioneer Mid Cap Value Portfolio
■  ING T. Rowe Price Capital Appreciation Portfolio
■  ING T. Rowe Price Equity Income Portfolio
■  ING Van Kampen Global Franchise Portfolio
■  ING Van Kampen Global Tactical Asset Allocation Portfolio
■  ING Van Kampen Growth and Income Portfolio

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

It would be hard to find fault with the returns of securities markets over the past year, but we have been through a tumultuous period, and recent events raise new questions. By most measures (with the confounding exception of employment) the global recession is abating and economies are growing again, especially in the developing countries of Asia. Every silver lining has a cloud, though, and the improved but fragile outlook carries within it the same risks that got us into this crisis: disengaged monetary policies, unpredictable asset bubbles, enfeebled regulation and wilting political will.

Against the backdrop of the Davos World Economic Forum and President Obama’s first State of the Union address, Ben Bernanke, Chairman of the Federal Reserve, was confirmed by the Senate for a second four-year term, adding some element of certainty to the concerns of investors about the future. He and other policymakers still face economic problems, such as our growing long-term budget deficit, which will influence markets going forward.

How can this information help you with your investment plans? The outlook for corporate profits and market valuations is driven, at least in part, by reactions of government officials to economic and political events. The federal budget deficit casts overtones of uncertainty around expectations for inflation, for example, which could affect the value of all assets in U.S. markets. As a result, it could make sense to broaden one’s investment horizons to include additional exposure to non-U.S. investments.

The strong returns of the stock markets last year should not obscure the fact that keeping a well-diversified asset mix is likely to serve your financial needs. Before you make any changes to your portfolio, discuss them thoroughly with your investment advisor to ensure they appropriately reflect your situation.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President & Chief Executive Officer
ING Funds
January 28, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective:  Year Ended December 31, 2009

In our semi-annual report we described how markets in risky assets, depressed by the financial crisis and recession, had abruptly recovered after early March to register gains through June 30, 2009. This was maintained in the second half of the fiscal year and global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), added 20.00%, for a return of 25.70% for the fiscal year ended December 31, 2009. (The MSCI World IndexSM returned 29.99% for the fiscal year ended December 31, 2009, measured in U.S. dollars). From the March 9, 2009 low point, the return was 60.90%. In currencies, the U.S. dollar was mixed for the year, losing 1.60% to the euro and 9.10% to the pound, but gaining 2.10% on the yen.

The rally had been credited to “green shoots”, a metaphor for signs, perhaps frail and erratic, that the worst of the financial crisis and resulting recession was over. Governments intervened massively to recapitalize companies considered systemically important, or at least to make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Some financial giants in the U.S. and U.K., once thought impregnable, now sit meekly under government control. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions). Corporations have instead issued bonds, which have been eagerly taken up by yield hungry investors.

“Cash-for-Clunkers” programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered an $8,000 tax credit to first-time home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part time. The UK reduced Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, the deficit equaled $1.42 trillion for the fiscal year ending September 30, 2009. To keep interest rates down, the Federal Reserve Board and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China’s rate of gross domestic product (“GDP”) growth is approaching 10% again and by the end of the year some key areas of the domestic economy were clearly looking better.

House prices are rising again. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities was reported in December to have risen for five consecutive months, although it was still down 7.30% from a year earlier. Sales of existing homes in November rose to the highest levels since February 2007.

On the employment front, just 11,000 jobs were lost in November and by year end the number of new unemployment claims was the lowest since July 2008. Yet the unemployment rate rose to 10.00%, having peaked at 10.20% even as thousands of workers left the labor force. Wage growth continued to decelerate and the average working week still hovered near lowest recorded levels. Broad, sustainable recovery will require a much more vigorous improvement in the labor market.

The economy, after four consecutive quarterly declines, has at least started to expand again. In the third quarter of 2009, GDP in the U.S. rose by 2.20% at an annual rate.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 5.93% for the fiscal year ended December 31, 2009. But improving risk appetite, combined with concern over the large volumes of issuance and fears of longer term inflation, meant that the Barclays Capital U.S. Treasury Index(4) component returned (3.57)% while the Barclays Capital Corporate Investment Grade Bond Index(5) returned 18.68%. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(6), did even better, gaining a remarkable 58.76%. The annual yield on the 90-day U.S. Treasury Bills started the year at 12 basis points and ended it at just 5 basis points.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(7) including dividends, returned 26.46% for the fiscal year ended December 31, 2009, led by the technology and

Market Perspective:  Year Ended December 31, 2009

materials sectors, with telecoms and utilities lagging, albeit with positive returns. It was far from a smooth ride, and sentiment would periodically become fixated on the rather shaky foundation of the rally. Profits for S&P 500® companies suffered their ninth straight quarter of annual decline in the third quarter. But this must surely change in the fourth quarter since in the corresponding period in 2008, S&P 500® earnings were actually negative.

In international markets, the MSCI Japan® Index(8) rose 9.10% for the fiscal year, all of it in the first half. By the second quarter, GDP was rising again but it was due to net exports and government stimulus. Domestic demand was still in the doldrums, with wages down for 18 straight months and deflation again the norm. The MSCI Europe ex UK® Index(9) surged 27.70%. As in the U.S., the region’s economy returned to growth in the third quarter of 2009. Prices stopped falling in November and by year end purchasing managers’ indices were in expansion mode. Against this, unemployment was still on the rise to 9.80%. The MSCI UK® Index(10) jumped 27.60%, despite the disappointment that, alone among the world’s largest economies, a rebound in GDP had not been reported by year end. Still, by November house prices were rising on an annual basis for the first time since early 2008, unemployment stabilized and, as in Continental Europe, purchasing managers’ indices pointed firmly to expansion.
(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4) The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5) The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6) The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING Artio Foreign Portfolio
Portfolio Managers’ Report

Country Allocation
as of December 31, 2009
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Artio Foreign Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Rudolph-Riad Younes, CFA, Managing Director and Head of International Equities and Richard C. Pell, Chief Investment Officer and Chief Executive Officer, of Artio Global Management LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 20.37% compared to the MSCI All Country World ex-U.S. Index(1) (“MSCI ACWI ex-U.S.”), which returned 41.45%, for the same period.

Portfolio Specifics: The year ended December 31, 2009 marked a dramatic period of extremes. After suffering severe market disruptions toward the beginning of the period, an environment which initially centered on risk aversion suddenly shifted toward risk seeking amid massive stimulus programs by governments worldwide. The abrupt and violent move upward in markets which began in early March was of a magnitude not witnessed in decades. This proved especially challenging in navigating through these historic inflection points within international equity markets.

The Portfolio underperformed its benchmark, with most of the underperformance occurring from early March through the end of June. The Portfolio’s initial defensive positioning detracted from results. The sudden and dramatic move forward in financials, emerging markets and more cyclical industries led us to underperform. The Portfolio’s underrepresentation and allocation within many of the sectors, as well as a focus on companies believed to have higher quality balance sheets, had a negative impact on performance.

The large average cash weighting detracted from results as equities rebounded. However, the largest single source of underperformance was security selection within the financials sector as well as an underweight position to this sector. The Portfolio did purchase more cyclical companies in what we believe were solid franchises (e.g. materials, select industrials) ahead of and during the market turnaround. However, banks far outperformed such companies given government handouts and dramatic short-covering in these names. These actions far exaggerated the magnitude and speed of the moves. Within the energy sector, stock selection within developed Europe detracted from performance as did the underweight to emerging Asia and Latin America. Central and Eastern Europe detracted, although the region began to retrace its declines as credit and liquidity concerns began to ease in March. On a positive note, stock selection within the materials sector, particularly in metals and mining companies in Australia, Canada and the UK contributed to results amid expectations that stimulus efforts would begin to take hold, leading to increased demand for raw materials. The underweight to healthcare benefited results as did the underweight to Japan.

During the second half of the reporting period, performance began to stabilize versus the benchmark as the Portfolio reduced its defensive positioning. Exposure to emerging Asia and Latin America was increased as we anticipated that these regions are likely to continue to gain momentum amid massive stimulus efforts worldwide. Exposure to developed market banks was also increased through the purchase of larger, more liquid companies across several markets, affording us the opportunity to quickly reposition if necessary.

Current Strategy and Outlook: We have transitioned the Portfolio to take advantage of sectors and companies which we believe may benefit from the dynamics unfolding in the ‘New World’ versus ‘Old World’. This has led us to favor companies and countries linked to the materials/commodity sector amid continued stimulus spending in the emerging markets. We also favor industrial companies such as airports and seaports which we have long viewed as quasi-monopolies. We also find the cement industry attractive from a valuation perspective.

From a longer-term perspective, we continue to view emerging Asia and Latin America as closely linked to global imbalances (i.e. overspending in the US), creating market vulnerabilities. However, the cyclicality of these regions may continue to support investments there. In China, we increased the weighting to the banking sector in order to benefit from a recovery of the local economy as well as attractive valuations. The Chinese government is taking steps to move the country from one that is export oriented to a more consumer-driven model, but this monumental process should take years.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

iShares MSCI Taiwan Index Fund	2.3%
Rio Tinto Ltd.	1.8%
Rio Tinto PLC	1.3%
HSBC Holdings PLC	1.3%
Komercni Banka A/S	1.3%
Nestle S.A.	1.2%
Sberbank of Russian Federation	1.2%
Fraport AG Frankfurt Airport Services Worldwide	1.2%
China Construction Bank	1.1%
Toyota Motor Corp.	1.1%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Artio Foreign Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2009
			Since Inception		Since Inception		Since Inception	Since Inception
			of Class ADV		of Class I		of Class S	of Class S2
	1 Year	5 Year	April 28, 2006		December 3, 2004		May 1, 2002	September 9, 2002

Class ADV	20.12%	—	(4.22)%		—		—	—
Class I	20.77%	3.59%	—		4.23%		—	—
Class S	20.37%	3.30%	—		—		5.53%	—
Class S2	20.14%	3.14%	—		—		—	7.92%
MSCI ACWIsm ex-U.S.(1)	41.45%	5.83%	(0.34	)%(2)	6.61	%(3)	8.59%	11.06	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Artio Foreign Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The MSCI ACWIsm ex-U.S. is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

(2)	Since inception performance for the indices is shown from May 1, 2006.

(3)	Since inception performance for the indices is shown from December 1, 2004.

(4)	Since inception performance for the indices is shown from September 1, 2002.

Artio Global Management LLC has managed the Portfolio since September 2, 2003. Prior to this date, a different firm served as portfolio manager.

ING Clarion Global Real Estate Portfolio
Portfolio Managers’ Report

Country Allocation
as of December 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Clarion Global Real Estate Portfolio (the “Portfolio”) seeks to provide investors with high total return consisting of capital appreciation and current income. The Portfolio is managed by T. Ritson Ferguson, Chief Investment Officer, CFA, Steven D. Burton, Managing Director, CFA, and Joseph P. Smith, CFA, Managing Director, Portfolio Managers of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 33.42% compared to the Standard & Poor’s (“S&P”) Developed Property Index(1), which returned 37.66% for the same period.

Portfolio Specifics: Global real estate stocks have advanced by more than 37%, based on the index, over the past 12 months, as improving capital market and economic conditions have benefited investors. We entered the year with considerable uncertainty in the forecast for the economy and debt markets. Economic conditions began to improve and most developed countries began to emerge from the worst recession in decades by the end of the year. Recent indicators show that an economic recovery is underway, although it is still hard to determine its strength and sustainability. Gross domestic product (“GDP”) numbers over the past six months have generally surprised to the upside, which has led to a sizable recovery in the world’s capital markets.

Three major factors contributed to the turnaround and rally of listed property companies. First, property companies moved decisively to repair their balance sheets by raising material amounts of equity. The equity raises were generally well supported given the cheap valuations and began in earnest during the first quarter in Australia, followed by the U.K., and then during the second quarter in the U.S. Second, the debt markets began to open for property companies due in part to the equity raising, but also as a result of broader credit market improvements. Particularly in the U.S., listed property companies began to access unsecured debt in the capital markets. Spreads tightened materially during the second quarter and the required interest rates on unsecured debt dropped significantly. Many property companies also sold some properties as an additional source of capital raising. The balance sheet repair and refinancing of debt continued during the second and third quarters. The third contributor to the rally in property stocks came as investors turned their attention to potential acquisitions. With newly repaired balance sheets, listed property companies were viewed as being able to potentially take advantage of “buying opportunities” should attractively priced real estate be brought to market. In hindsight, the improvement in sentiment during the year was stunning in its speed but, in some respects, unsurprising in its eventuality given the pattern of past recessions and recoveries.

While absolute returns were strong during the year, the Portfolio lagged its benchmark as the result of asset allocation decisions, which more than offset positive stock selection. Stock selection was generally good in 2009, particularly in the Americas and Europe. Relative underperformance for the year occurred primarily during the second quarter when Asia-Pacific property companies were up nearly 43% versus a total return in the Americas of 31% and in Europe of 27%. In hindsight, we were slow to add to companies and geographies which had been characterized by above-average risk with respect to business model, market or property type, including the developers of Hong Kong, Singapore and Mainland China, and the less than transparent companies of Central and Eastern Europe. Conversely, we remained overweight many of the better-managed, more conservative property companies which generally underperformed for the year.

Current Strategy and Outlook: We believe the vastly improved capital position of most listed real estate companies bodes well for the longer-term prospects for real estate. The ability of listed property companies to raise capital quickly and in a variety of ways continues to provide a key competitive advantage relative to the private real estate market, which should enable management teams to take advantage of potential acquisition opportunities over the coming months and years. The net result is that we believe we will see a shift of private assets into the public markets via acquisitions or IPOs.

We believe real estate company earnings growth will turn positive in approximately half of the regions during 2010. In our opinion, residual effects of earnings dilution from equity issuance and still soft fundamentals will put pressure on real estate companies’ earnings in the U.S., Canada, the U.K. and Australia. Additionally, the effect on underlying cash flows is often lagged and muted relative to changes in the economy because of the contracts/leases, which determine underlying cash flows. As such, we project real estate company earnings to decline in 2010. More importantly, we think the market will increasingly focus on the prospects of a return to more normalized growth for listed real estate companies in 2011 with potential upside, should an interesting investment environment emerge for well-capitalized listed property companies.

The Portfolio continues to maintain a bias toward what we believe are high-quality companies. We remain overweight sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies offering transparency, strong balance sheets and experienced management teams. This focus on quality has driven our longer-term outperformance.

We expect relative outperformance in 2010 from the Asia-Pacific region as well as the U.K. We are more circumspect on the Americas and Continental Europe, which are at valuation levels that merit some caution. In the Asia-Pacific region, we believe that Australian property companies will outperform now that company balance sheets have been restored to conservative leverage levels. The Australian REITs are once again well positioned to take advantage of the above-average economic growth in the region. We also believe that Hong Kong-based property companies which specialize in Mainland China will outperform based on continued strong demand. This comes with the caveat that regulatory risk out of Beijing remains difficult to underwrite and that demand is fueled partly by what some analysts view as excessive liquidity. We believe that Japanese property companies have reached attractive valuations after underperforming in 2009 and that these companies will do at least as well as the overall benchmark return in 2010. Japanese property companies, however, continue to have few visible catalysts. We remain underweight development companies in Hong Kong and Singapore, which we believe are fully valued. In Europe, we prefer the U.K. over the continent as London is entering the sweet spot of yield compression versus the continent, which is lagging. We like property companies in the Americas for a healthy balance between yield and growth but believe that valuations merit some caution. In the U.S., we favor the regional mall, industrial and apartment companies over the office, healthcare and shopping center sectors. We would become more positive on the cyclical office and lodging companies on lower valuations.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

Simon Property Group, Inc.	5.4%
Sun Hung Kai Properties Ltd.	4.3%
Unibail	4.2%
Westfield Group	3.8%
Mitsui Fudosan Co. Ltd.	3.2%
Mitsubishi Estate Co. Ltd.	3.2%
Vornado Realty Trust	2.6%
Land Securities Group PLC	2.3%
Sumitomo Realty & Development Co. Ltd.	2.1%
Cheung Kong Holdings Ltd.	1.9%

*	Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

ING Clarion Global Real Estate Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2009
		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I and S		of Class S2
	1 Year	April 28, 2006		January 3, 2006		May 3, 2006

Class ADV	32.88%	(3.13)%		—		—
Class I	33.75%	—		0.24%		—
Class S	33.42%	—		(0.02)%		—
Class S2	33.26%	—		—		(2.85)%
S&P Developed Property Index(1)	37.66%	(4.88	)%(2)	(1.59	)%(3)	(4.88	)%(2)

Based on a $10,000 initial investment the graph and table above illustrate the total return of ING Clarion Global Real Estate Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P Developed Property Index is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

(2)	Since inception performance for the index is shown from May 1, 2006.

(3)	Since inception performance for the index is shown from January 1, 2006.

ING Evergreen Health Sciences Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2009
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Evergreen Health Sciences Fund (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Robert Junkin, Portfolio Manager of Evergreen Investment Management Company, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 20.07% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) and the Standard & Poor’s (“S&P”) 1500 Supercomposite Healthcare Sector Index(2), which returned 26.46% and 20.76%, respectively, for the same period.

Portfolio Specifics: During 2009, the stock market experienced a roller-coaster ride, as the near collapse of the financial system in late 2008 caused a mass exodus from the market. The subsequent muted recovery was then met with a substantial drop, culminating in March 2009, which has since been followed by a massive rally late into the year. Throughout this “Great Recession,” commodity prices plummeted, unemployment soared, and many banks failed. The governments of the world scrambled to cobble together stimulus packages to inject liquidity and support the floundering financial system. Numerous financial and non-financial companies received government bailouts to remain solvent. As we progressed through 2009, signs of stabilization emerged, despite persistently high unemployment and a weak housing market.

The U.S. equity markets continued to rise throughout 2009 and international indexes maintained their upward trajectory from the first quarter. While investors continued to drive equity prices higher, consumers continued to retrench, as the unemployment picture remained cloudy. However, China’s growth became a bright spot globally as its stimulus efforts have lead to resurgent economic expansion there. This growth helped drive demand for commodities worldwide. The price of oil and many other commodities have continued to move up. This, in turn, has driven up the prices of industrial, energy, and materials companies. Technology and financial stocks have rallied as well.

Our stock selection in the biotechnology and pharmaceutical industries proved to benefit the Portfolio over the period. Relative to the S&P 1500 Supercomposite Healthcare Sector Index, we continued with overweights in biotechnology, healthcare equipment and supplies, and life sciences tools. We remained relatively underweight in pharmaceuticals and providers and services. Despite the recent market rebound, the severe losses suffered in the market over the last 12 months caused many stocks’ market caps to drop significantly. Foreign holdings were less than 20% of the Portfolio at year end.

On a relative allocation basis, the Portfolio’s larger exposure to the healthcare equipment and supplies benefited performance. Some top performers included Alcon, Inc., Life Technologies Corp., Express Scripts, Inc. and Spectrum Pharmaceuticals, Inc.

The largest detractors from performance in the period, on a relative industry allocation basis, were the Portfolio’s underweight exposure to healthcare providers and services and pharmaceuticals, as well as our overweight in biotechnology (note that individual stock selection overwhelmed some of these negative allocation effects during 2009). Some individual detractors were Sequenom, Inc., Cephalon, Inc. and Psychiatric Solutions, Inc. A higher than usual allocation to cash, especially in the second quarter, also proved to be a detractor over the year.

Current Strategy and Outlook: We maintain our largest exposures in the Portfolio in pharmaceuticals and biotechnology. Our current investment approach continues to be diversified with respect to countries and market caps. Our process is research-driven, focusing on a bottom-up look at each company to determine its growth potential, underscored by valuation support prior to its inclusion in the Portfolio. At present, we also expect to be seeking opportunities across the healthcare sector to take advantage of non-mainstream investments, including restructurings, asset stories, spin offs and other special situations. As always, we pay close attention to risk analysis and management in the Portfolio.

We believe today’s environment has created attractive opportunities for the long-term investor, and we are currently positioned to take advantage of the growth and valuation opportunities we see across several sectors. Our current exposure is in line with previous time periods in that we have diversified across several healthcare industries.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2009
(as a percent of net assets)

Pfizer, Inc.	3.8%
Alcon, Inc.	3.3%
Merck & Co., Inc.	3.0%
Inverness Medical Innovations, Inc.	2.8%
Life Technologies Corp.	2.8%
Express Scripts, Inc.	2.6%
Celgene Corp.	2.4%
Vertex Pharmaceuticals, Inc.	2.4%
Medco Health Solutions, Inc.	2.3%
King Pharmaceuticals, Inc.	2.3%

Portfolio holdings are subject to change daily.

ING Evergreen Health Sciences Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2009
			Since Inception		Since Inception		Since Inception
			of Class ADV and S2		of Class I		of Class S
	1 Year	5 Year	December 29, 2006		April 28, 2006		May 3, 2004

Class ADV	19.60%	—	(2.86)%		—		—
Class I	20.37%	—	—		0.45%		—
Class S	20.07%	3.17%	—		—		2.80%
Class S2	20.14%	—	(2.45)%		—		—
S&P 500® Index(1)	26.46%	0.42%	(5.63	)%(3)	(2.20	)%(4)	2.20	%(5)
S&P 1500 Supercomposite Healthcare Sector Index(2)	20.76%	2.72%	(0.19	)%(3)	2.10	%(4)	2.44	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Evergreen Health Sciences Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	The S&P 1500 Supercomposite Healthcare Sector Index is an unmanaged capitalization-weighted index tracking the performance of healthcare stocks reported within the S&P 500®, S&P Midcap 400® Indextm and S&P SmallCap 600® Index (which includes large, medium and small companies).

(3)	Since inception performance of the indices is shown from January 1, 2007.

(4)	Since inception performance of the indices is shown from May 1, 2006.

(5)	Since inception performance of the indices is shown from May 1, 2004.

ING FMRsm Diversified Mid Cap Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2009
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING FMRSM Diversified Mid Cap Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Tom Allen, Vice President and Portfolio Manager, of Fidelity Management & Research Company — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 39.18% compared to the Standard & Poor’s MidCap 400 IndexSM(1) (“S&P MidCap 400 IndexSM”), which returned 37.38% for the same period.

Portfolio Specifics: For the year ending December 31, 2009 the financials sector contributed the most to the return of the Portfolio relative to the S&P MidCap 400 IndexSM. Both security selection and market selection contributed. The strategic decision to be underweight on average for the year was the greatest contribution to relative return. The second largest contributor to the relative return in the Portfolio was in the healthcare sector. Here again, there was contribution from both security selection and market selection. The market selection in the healthcare sector was an average overweight for the year. Other sector contributors for the Portfolio were an overweight in the consumer discretionary sector as well as both security selection and a market underweight in the industrials and utilities sectors.

The largest detractor to relative performance in the Portfolio for the year was in the consumer staples sector. For consumer staples, both security selection and the decision to be overweight compared to the S&P MidCap 400 IndexSM detracted. To a lesser degree, other sector detractors were energy, materials, and telecommunication services. In all three of these sectors both security selection and market selection detracted from relative return. For energy and telecommunication services the detraction was from an average overweight for the year and for materials the detraction was due to an average underweight for the year compared to the S&P MidCap 400 IndexSM. Additionally, for the year, the average weight of 7% in cash in the Portfolio detracted from the return relative to the S&P MidCap 400 IndexSM.

Current Strategy and Outlook: We continue to focus on companies we believe have attractive valuations and have the potential to produce solid earnings growth relative to the market even against the backdrop of slower economic growth. We remained overweighted in healthcare and consumer staple stocks at the end of the year. In our view, these companies continue to offer appealing earnings growth relative to the overall market. We increased our overweighting in the consumer discretionary sector. Within this area, we continue to favor companies that could benefit from further increases in the value consciousness of consumers. We retained our overweighting in the technology sector largely due to our expectations for select software and service providers. Given our concerns about deteriorating credit quality and weak loan growth, we were underweighted in financial companies. However, we continue to favor select insurance companies with what we believe are strong franchises.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

NetFlix, Inc.	3.8%
Cerner Corp.	3.5%
eBay, Inc.	3.3%
Advance Auto Parts, Inc.	3.2%
Hasbro, Inc.	2.8%
Shanda Interactive Entertainment Ltd. ADR	2.7%
Walt Disney Co.	2.7%
Longtop Financial Technologies Ltd. ADR	2.3%
Reinsurance Group of America, Inc.	2.2%
AGCO Corp.	1.6%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING FMRsm Diversified Mid Cap Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2009
			Since Inception		Since Inception		Since Inception		Since Inception
			of Class ADV		of Class I		of Class S		of Class S2
	1 Year	5 Year	January 17, 2006		August 15, 2005		October 2, 2000		September 9, 2002

Class ADV	38.65%	—	0.35%		—		—		—
Class I	39.61%	—	—		3.54%		—		—
Class S	39.18%	4.87%	—		—		4.99%		—
Class S2	39.05%	4.72%	—		—		—		9.88%
S&P MidCap 400 IndexSM(1)	37.38%	3.27%	(0.37	)%(2)	1.64	%(3)	4.60	%(4)	8.39	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING FMRsm Diversified Mid Cap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P MidCap 400 Indexsm is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(2)	Since inception performance of the index is shown from February 1, 2006.

(3)	Since inception performance of the index is shown from August 1, 2005.

(4)	Since inception performance of the index is shown from October 1, 2000.

(5)	Since inception performance of the index is shown from September 1, 2002.

ING Global Resources Portfolio
Portfolio Managers’ Report

Country Allocation
as of December 31, 2009
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Global Resources Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by David Powers, CFA, and Christopher Corapi, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 37.51% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) and the S&P North American Natural Resources Sector Index(2), which returned 26.46% and 37.54%, respectively, for the same period.

Portfolio Specifics: At the beginning of the reporting period, natural resources companies were declining along with the rest of the market due to concerns over falling commodity prices and overall global demand destruction. Positive responses to stimulative policies from central banks around the world, including measures from the Federal Reserve and U.S. Treasury, renewed hopes of a global economic recovery. The equity markets significantly recovered after reaching a low in March. Upward momentum was further fueled by better than expected earnings estimates and positive economic data.

This led to an even stronger recovery in natural resources equities, due to their cyclical nature, and to a rebound in commodity prices. The strongest gainers within energy were early cycle companies with high sensitivity to commodity prices such as coal, other consumable fuels, and oil and gas drillers. Within materials, paper products and diversified metals and mining were the best performing sub-sectors.

The Portfolio’s outperformance, prior to expenses, compared to the S&P North American Natural Resources Sector Index was due largely to its holdings within the materials sector. In particular, our holdings within gold, diversified metals and mining and aluminum aided results. Within diversified metals and mining, Rio Tinto PLC and BHP Billiton Ltd. were among the top performers. The Portfolio’s exposure to energy was an overall drag on results. Within energy, an underweight in the oil and gas refiners sub-sector helped relative returns, particularly an underweight to Sunoco, Inc. The Portfolio benefited from off-benchmark position in oil and gas driller Transocean Ltd. The stock sold off during the early part of the year due to two reasons: it was excluded from the S&P 500® Index, and it had high financial leverage. The stock rebounded in the second half of the year as it paid down its debt and shook off the effect of its exclusion from the index. Underweighting lackluster performer ConocoPhillips during the period also helped relative results.

Small- and mid-cap positions within the exploration and production industry, including W&T Offshore, Inc. (“W&T Offshore”) and Stone Energy Corp. (“Stone Energy”), detracted from results during the period. These companies were plagued by rising costs and larger than expected reserve write-downs due to falling oil prices at the beginning of the year. As a result of deteriorating fundamentals, we decided to exit our positions in W&T Offshore and Stone Energy. Not owning Canadian oil and gas company Petro-Canada also hurt returns, as it benefited from a buyout by Suncor Energy, Inc. Finally, the Portfolio’s underexposure to Teck Resources Ltd., a mid-sized, lower quality diversified metal and mining company, detracted from relative results.

Current Strategy and Outlook: We continue to believe the long-term case for commodities remains intact and will be driven by industrialization and urbanization trends in emerging economies, and the need for infrastructure spending globally. As the global economy gradually resumes growth, we believe demand will continue to rebound off depressed levels. We believe that finite supply will put further pressure on commodity prices, which should lead to solid return potential for this asset class. The Portfolio maintains an overweight position in the diversified metals and mining stocks as we believe they offer significant potential to benefit from to a recovering global economy.

*	Effective February 27, 2009, James Vail was replaced by Mr. Corapi as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2009
(as a percent of net assets)

ExxonMobil Corp.	6.7%
ConocoPhillips	6.1%
Schlumberger Ltd.	4.7%
Apache Corp.	4.3%
Chevron Corp.	4.3%
Canadian Natural Resources Ltd.	3.6%
Barrick Gold Corp.	3.0%
National Oilwell Varco, Inc.	3.0%
Talisman Energy, Inc.	2.7%
Occidental Petroleum Corp.	2.5%

Portfolio holdings are subject to change daily.

ING Global Resources Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2009
				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	December 18, 2006		July 2, 2003		September 9, 2002

Class ADV	36.96%	—	—	2.06%		—		—
Class I	37.87%	12.85%	—	—		16.36%		—
Class S	37.51%	12.57%	9.46%	—		—		—
Class S2	37.26%	12.39%	—	—		—		15.52%
S&P 500® Index(1)	26.46%	0.42%	(0.95)%	(5.63	)%(3)	4.16	%(4)	4.78	%(5)
S&P North American Natural Resources Sector Index(2)	37.54%	11.14%	9.22%	2.03	%(3)	15.62	%(4)	14.82	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING Global Resources Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	The S&P North American Natural Resources Sector Index, is an unmanaged index and a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors.

(3)	Since inception performance of the indices is shown from January 1, 2007.

(4)	Since inception performance of the indices is shown from July 1, 2003.

(5)	Since inception performance of the indices is shown from September 1, 2002.

On April 30, 2007, the Portfolio changed its principal investment strategies. ING Investment Management Co. has managed the Portfolio since January 3, 2006. Prior to this date, a different firm served as portfolio manager.

ING Janus Contrarian Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2009
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Janus Contrarian Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by David C. Decker, CFA, Portfolio Manager of Janus Capital Management LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 36.44% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) and the MSCI All Country World IndexSM(2) (“MSCI ACWISM”), which returned 26.46% and 34.63% for the same period.

Portfolio Specifics: During the first part of the year, equity markets were still suffering from significant concern about credit issues, corporate balance sheets and company leverage. As it was not clear when and if the credit markets would normalize, many investors simply sold companies with upcoming debt maturities, even if the cash flow was more than supportive of the debt. This happened to companies in many industries, and one of the hardest hit was real estate investment trusts (“REITs”), an area in which the Portfolio had significant exposure. As the overwhelming credit concerns began to abate and the markets reduced the bankruptcy risk priced into stock valuations, equities staged one of the most profound rallies in a generation, with the S&P 500® Index rising over 60% off the first quarter lows. During this period the Portfolio performed well, which led to the Portfolio’s outperformance over the 12-month period. We give credit to our research and high-conviction investment style which led to the decisions we made at the bottom of the market. These decisions — to buy or sell, to add or trim — generated the strong performance in the ensuing rally.

Speaking specifically to some of the key drivers, our consumer-related holdings provided the largest boost to relative results. Our selections within financials outperformed as well. In terms of detractors, holdings within materials and an underweight to information technology weighed on comparable performance.

Contributors included global brewer Anheuser-Busch InBev Worldwide, Inc. (“Anheuser-Busch InBev”) and commercial real estate broker CB Richard Ellis Group, Inc. (“CB Richard Ellis”), Anheuser-Busch InBev, the world’s largest brewer, continued to perform well and was the top contributor during the year. It benefited from asset sales, cost cutting measures and strong earnings. We continue to be attracted to the company’s pricing power, focus on improving returns on capital, and commitment to reducing balance sheet leverage. We did trim our position however. Commercial real estate broker CB Richard Ellis closed near its high of the year on little fundamental news. We believe the company will continue to gain market share and benefit as more companies outsource their real estate operations. Liberty Media Corp. rose during the period. We had been trimming the position as the valuation gap between it and its main holding, DirecTV Group, Inc. (“DirecTV”) narrowed. We maintained our exposure to DirecTV, which we think is a great business with a good management team that can potentially create additional value for shareholders. Assured Guaranty Ltd. (“Assured”), a bond insurer that primarily insures the bonds of municipalities and structured securities like mortgaged backed securities, rebounded during the year. We felt the company suffered inordinately along with other financial guarantors during the financial crisis. The company has a higher quality book of business in our view, and we think Assured will be able to gain more market share as other competitors continue to struggle.

Top detractors included energy and biotech companies. NRG Energy, Inc., an independent power company in the U.S., generates primarily coal-fired electricity, but the pricing for its utilities is based on natural gas. As a result, the stock suffered for much of the year as natural gas prices hovered near their lows for the year. We exited the position in favor of better opportunities. Amgen, Inc. finished a volatile year with a modest loss. We decided to sell the position during the second quarter given that the valuation had reached our estimate of intrinsic value. We also exited our position in Masco Corp., another top detractor during the year. This manufacturer of home improvement and building products was hit hard early in the year and during the sharp drop in the housing market. Indian telecommunications company Bharti Airtel Ltd., which provides broadband and mobile phone services, declined during the quarter amid concerns over pricing competition in the Indian mobile phone market. We decided to exit the holding because we believe the pricing environment for the company is weakening.

Current Strategy and Outlook: There are some basic themes playing a role in the Portfolio’s composition. These include stocks with relatively attractive dividend yields, companies with exposure to growing demand in Southeast Asia and special situations, or companies we think offer unique opportunities the market has not yet recognized. The U.S. economy currently represents almost 25% of the global economy, and no matter how one looks at it, the global economy, and Asia in particular, needs a strong U.S. economy in the near-term. Unfortunately, we do not foresee the U.S. economy returning to the level of growth we saw in the early part of the decade.

With that said, we do not have an especially negative outlook for the U.S. economy, primarily because much of corporate America has been quick to rationalize operations, leaving it better positioned to compete profitably in our view. However, in our opinion, the consumer will likely make the economic rebound less than robust, which will likely also have a dampening impact on global growth.

Despite these and other legitimate concerns regarding the global economy and financial system, we are very optimistic about the number of potential investment opportunities in the world. We also continue to believe that one should never confine one’s focus to investment opportunities in the U.S. only. There simply is no such thing as “investing domestically” — the economy is global and so too are the markets. We believe there are plenty of great investment opportunities in the U.S., but there are even more when you broaden your investment universe. The chaos of the last year continues to provide outstanding investment opportunities, if one is committed to finding them. Rest assured, we remain committed.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

St. Joe Co.	4.7%
Kinder Morgan Management, LLC	4.6%
British American Tobacco PLC	4.4%
DIRECTV	4.0%
CB Richard Ellis Group, Inc.	3.5%
Assured Guaranty Ltd.	3.4%
Japan Tobacco, Inc.	3.2%
ICICI Bank Ltd.	3.1%
Prologis	3.1%
CBS Corp. – Class B	2.9%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Janus Contrarian Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2009
			Since Inception		Since Inception		Since Inception		Since Inception
			of Class ADV		of Class I		of Class S		of Class S2
	1 Year	5 Year	December 29, 2006		April 28, 2006		October 2, 2000		September 9, 2002

Class ADV	36.05%	—	(5.81)%		—		—		—
Class I	36.55%	—	—		(1.18)%		—		—
Class S	36.44%	3.66%	—		—		3.07%		—
Class S2	36.20%	3.50%	—		—		—		10.17%
S&P 500® Index(1)	26.46%	0.42%	(5.63	)%(3)	(2.20	)%(4)	(0.88	)%(5)	4.78	%(6)
MSCI ACWISM(2)*	34.63%	3.10%	(4.57	)%(3)	(1.36	)%(4)	1.87	%(5)	7.71	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Janus Contrarian Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	Prior to December 31, 2001, the MSCI ACWIsm did not include the deduction of withholding taxes.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	The MSCI ACWIsm is a free float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

(3)	Since inception performance of the indices is shown from January 1, 2007.

(4)	Since inception performance of the indices is shown from May 1, 2006.

(5)	Since inception performance of the indices is shown from October 1, 2000.

(6)	Since inception performance of the indices is shown from September 1, 2002.

ING JPMorgan Emerging Markets Equity Portfolio
Portfolio Managers’ Report

Country Allocation
as of December 31, 2009
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING JPMorgan Emerging Markets Equity Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Austin Forey, Managing Director, Ashraf el Ansary, Greg Mattiko, CFA, Luke Richdale, Vice President, and Richard Titherington, Managing Director, each a Portfolio Manager of J.P. Morgan Investment Management Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 71.70% compared to the MSCI Emerging Markets IndexSM(1) (“MSCI EM IndexSM”), which returned 78.51% for the same period.

Portfolio Specifics: For the year ended December 31, 2009, strong stock selection in Russia and Taiwan relative to the MSCI EM IndexSM contributed to the Portfolio’s returns. An overweight in Brazil also aided relative performance. This was offset by the underperformance of investments in India, South Africa and China during the year.

The Portfolio was buoyed during the period by positions in cyclical and financial services companies, which rallied strongly during the first half of the year. Sberbank RF, a Russian financial services company, was the top contributor to relative performance due to a strong rebound in investor risk appetite for Russian equities. Exposure to Petrobras Energia Participaciones SA, a Brazilian energy company, and Vale SA, a Brazilian materials company, also helped to boost returns versus the benchmark. These cyclical businesses, after being heavily discounted during the latter part of 2008, performed very strongly in 2009 as commodity prices recovered.

The main sources of underperformance in 2009 were overweights and adverse stock selection in consumer staples and telecommunications. In particular, exposure to China Mobile Ltd., a Chinese telecommunication company, and Bharti Airtel Ltd., an Indian telecommunication provider, held back returns. Both businesses performed well in 2008 but lagged the market in 2009 as investors favored less defensive, more cyclical opportunities.

During the year, we increased the Portfolio’s exposure to financial services and reduced exposure to telecommunication. From a geographic perspective, we increased exposure to Brazil and Russia, while reducing positions in South Africa and India.

Current Strategy and Outlook: We believe earnings growth will be the primary driver of returns during 2010 and beyond, reflecting not only healthy economic growth but also improved corporate capital discipline (allowing profits to participate in economic growth). Broadly speaking, we believe valuations have reverted to “fair value” levels in emerging markets. We view the earnings outlook for emerging markets as positive: economies recovering from recessions or slowdowns generally provide a positive tailwind for earnings growth. We will maintain our focus on stock-specific ideas and favor companies linked to domestic demand themes offering growth opportunities at fair valuations.

*	Effective February 28, 2009, Mr. Titherington and Mr. Richdale were added as portfolio managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

Vale S.A. ADR	6.0%
Petroleo Brasileiro SA ADR	5.4%
HDFC Bank Ltd. ADR	3.9%
Sberbank of Russian Federation	3.7%
China Merchants Bank Co. Ltd.	3.2%
Banco Itau Holding Financeira S.A.	3.0%
Samsung Electronics Co. Ltd.	3.0%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2.9%
HON HAI Precision Industry Co. Ltd.	2.5%
Infosys Technologies Ltd. ADR	2.5%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING JPMorgan Emerging Markets Equity Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2009
				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	March 23, 2006		December 2, 2005		September 9, 2002

Class ADV	70.91%	—	—	9.66%		—		—
Class I	72.16%	—	—	—		12.74%		—
Class S	71.70%	16.20%	7.44%	—		—		—
Class S2	71.27%	16.01%	—	—		—		18.86%
MSCI EM IndexSM(1)*	78.51%	15.51%	10.11%	8.76	%(2)	12.63	%(3)	20.60	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING JPMorgan Emerging Markets Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	Prior to December 31, 2001, the MSCI EM IndexSM did not include the deduction of withholding taxes.

(1)	The MSCI EM IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)	Since inception performance for the index is shown from April 1, 2006.

(3)	Since inception performance for the index is shown from December 1, 2005.

(4)	Since inception performance for the index is shown from September 1, 2002.

Since April 29, 2005, J.P. Morgan Investment Management Inc. has served as a portfolio manager for the ING JPMorgan Emerging Markets Equity Portfolio. Prior to this date, a different firm served as portfolio manager.

ING Liquid Assets Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2009
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Liquid Assets Portfolio (the “Portfolio”) seeks a high level of current income consistent with the preservation of capital and liquidity. The Portfolio is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance*: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 0.31% compared to the iMoneyNet First Tier Retail Index(1), which returned 0.16% for the same period.

Portfolio Specifics: For money market investors, 2009 was a year characterized by a low interest rate environment, continued government support in the U.S. and globally, with both struggling in the first half of the year followed by stabilization and modest recovery in the second part of the period.

The Portfolio’s focus this past year has not been on maximizing yield and returns but on preserving capital, limiting credit risk and keeping an excess liquidity cushion due to elevated risks. The Portfolio did take on interest rate risk throughout the year, maintaining a weighted average maturity (“WAM”) at the longer end of its maturity range by buying longer-term Treasury and agency securities, which did add some incremental yield and return. The Portfolio finished the year with a 74 day WAM. We avoided additional credit risk but gave up some incremental yield by not buying higher yielding debt of more marginal issuers and structured securities not covered by the government programs during the first half of the year. We started to add longer credit exposure only marginally during the third quarter as the economy and markets stabilized.

Current Strategy and Outlook: It is our expectation that the economy will recover slowly in 2010 due to continuing high unemployment and significant domestic slack. We believe the lack of a sustained and significant housing recovery will remain a drag. We expect the Federal Open Market Committee (“FOMC”) will keep the federal funds rate in the 0.00 – 0.25% range for most if not all of 2010. An increase in short-term rates will be predicated on how soon and quickly the Federal Reserve Board (the “Fed”) can remove its quantitative easing measures, and the strength and speed of the economic recovery and future inflation expectations.

Our current strategy continues to focus on maintaining an extended WAM(2) posture with a view that the markets have built in an expectation for a strong economic rebound and the Fed raising short-term rates much earlier in 2010 than we currently expect.

We believe short-term markets are still highly dependent on central bank liquidity programs and have a long way to go before returning to what we would consider normal. The Fed and U.S. Treasury have already terminated some programs they put in place following the Lehman Brothers bankruptcy, and have announced that others will expire in early 2010. Preservation of capital and liquidity remain our top objectives. We plan to maintain the Portfolio’s above-average excess daily liquidity and short-term liquidity as well as reduced credit exposure until we see how the short-term markets react to the terminations of those programs and the unwinding of quantitative easing.

*	Please See Note 6 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a yield of not less than zero.

(1)	The iMoneyNet First Tier Retail Index is an unmanaged index that includes the most broadly based money market funds. This index is intended to be the comparative index for the Portfolio.

(2)	On January 27, 2010, the Securities and Exchange Commission adopted new rules restricting the future maximum WAM of the Portfolio to 60 days.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

Federal National Mortgage Association, 0.580%, due 07/12/10	2.4%
United States Treasury Note, 0.500%, due 01/15/11	2.2%
Jupiter, 0.160%, due 01/12/10	2.1%
Concord Minutemen Capital Co., LLC, 0.980%, due 02/18/10	2.1%
Park Avenue Receivables Corp., 0.160%, due 02/01/10	1.9%
Cafco, LLC, 0.290%, due 02/18/10	1.8%
Ciesco, LLC, 0.330%, due 01/13/10	1.8%
Windmill Funding Corp., 0.190%, due 02/08/10	1.8%
BNP Paribas, 0.270%, due 06/02/10	1.7%
Yorkstown Capital, LLC, 0.250%, due 02/11/10	1.6%

* Excludes short-term investments related to repurchase agreements.

Portfolio holdings are subject to change daily.

ING Marsico Growth Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2009
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Marsico Growth Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Thomas F. Marsico, Chief Investment Officer of Marsico Capital Management, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 29.00% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), which returned 26.46% for the same period.

Portfolio Specifics: Several factors emerged as primary positive contributors to the Portfolio’s performance results in the period. Stock selection in the energy sector, including Transocean Ltd. and Petroleo Brasileiro S.A., while maintaining an underweighted posture in the sector, a relatively weak area of the benchmark, helped results. Stock selection and an average overweighted posture in a few strong-performing areas had a positive impact: diversified financials (including Goldman Sachs Group, Inc. and JPMorgan Chase & Co.), materials (including Dow Chemical Co. and BHP Billiton PLC), and software & services (Google Inc., MasterCard, Inc., and Visa, Inc.). The consumer staples sector was an area of weakness for the benchmark; therefore, maintaining an underweighted posture, coupled with materially positive holdings such as CVS Caremark Corp. (prior to being sold) and Costco Wholesale Corp. (prior to being sold), contributed to performance. Pharmaceuticals, biotechnology & life sciences holdings, such as Genentech Inc. (prior to being tendered), Schering-Plough Corp. (prior to being sold) and Merck & Co. Inc., helped results. Maintaining little to no exposure to the benchmark’s weakest sectors for the period, telecommunication services and utilities, helped relative returns, as did an overweighted posture in technology hardware & equipment, largely through a holding in Apple, Inc. (which emerged as the largest individual contributor in the period), QUALCOMM, Inc. and International Business Machines Corp. Other strong individual performers included Bank of America Corp. (prior to being sold), Union Pacific Corp., Praxair Inc., Nike Inc. and Monsanto Co. (prior to being sold).

Other factors had a negative impact on performance results. Stock selection in the consumer discretionary sector, such as Las Vegas Sands Corp. (prior to being sold), McDonald’s Corp., Target Corp. (prior to being sold), and Lowe’s Cos. (prior to being sold), hurt returns. Maintaining an overweighted posture in the beleaguered banking industry detracted from results, while maintaining little to no exposure to areas of strength for the benchmark, such as semiconductors & semiconductor equipment, healthcare equipment & services, and real estate, incurred an opportunity cost on performance. Specific holdings, such as Lockheed Martin Corp. (prior to being sold) and Deere & Co. (prior to being sold), and an emphasis in the relatively weak-performing Capital Goods industry group hurt returns. Other weak individual performers included Wells Fargo & Co., UnitedHealth Group Inc. (prior to being sold), U.S. Bancorp, Industrial & Commercial Bank of China Ltd. (prior to being sold) and St. Joe Co. (prior to being sold).

Current Strategy and Outlook:  The Portfolio’s sector allocations as of December 31, 2009 emphasized information technology, financials, consumer discretionary, materials, healthcare and energy companies. During the fourth quarter of 2009, our research indicated that there was evidence that the US economy, on balance, was increasingly finding its footing and starting to transition successfully from “less bad” to “getting better” on a number of important fronts. Although we are not forecasting a robust recovery to ensue in the near-term, we do expect the overall tone of the economic data will continue to show improvement and the Portfolio has incrementally become more leveraged to an improved global growth outlook. Ultimately, we believe company fundamentals will start to matter more to investors and our investment strategy may produce better results. Characteristics such as top-line volume-driven growth, free cash flow generation, strong balance sheets, sustainable dividends, unique products/services and access to the credit markets may return to favor. The Portfolio is tilted towards global growth in general, the emerging market consumer in particular, and has a greater degree of economic sensitivity embedded in it as compared to a year ago.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

Google, Inc. – Class A	5.3%
Apple, Inc.	4.9%
Transocean Ltd.	4.6%
Union Pacific Corp.	4.0%
Dow Chemical Co.	3.8%
McDonald’s Corp.	3.7%
International Business Machines Corp.	3.6%
Abbott Laboratories	3.6%
General Dynamics Corp.	3.2%
Wells Fargo & Co.	3.2%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING Marsico Growth Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2009
				Since Inception	Since Inception	Since Inception
				of Class ADV	of Class I	of Class S2
	1 Year	5 Year	10 Year	August 1, 2003	May 1, 2003	September 9, 2002

Class ADV	28.63%	(0.25)%	—	1.58%	—	—
Class I	29.30%	0.33%	—	—	5.64%	—
Class S	29.00%	0.09%	(5.38)%	—	—	—
Class S2	28.88%	(0.06)%	—	—	—	5.42%
S&P 500® Index(1)	26.46%	0.42%	(0.95)%	3.94%	5.06%	4.78	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Marsico Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2)	Since inception performance of the index is shown from September 1, 2002.

Since December 13, 2002, Marsico Capital Management, LLC has served as Portfolio Manager for the Portfolio. Prior to this date, a different firm served as portfolio manager.

ING Marsico International Opportunities Portfolio
Portfolio Managers’ Report

Country Allocation
as of December 31, 2009
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Marsico International Opportunities Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by James G. Gendelman, Portfolio Manager, of Marsico Capital Management, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class I shares provided a total return of 38.03% compared to the Morgan Stanley Capital International Europe, Australasia and Far East® Index(1) (“MSCI EAFE® Index”), which returned 31.78% for the same period.

Portfolio Specifics: The primary positive factors in the Portfolio’s performance results in the period included stock selection in a variety of sectors. In energy, holdings such as Brazilian oil exploration company Petroleo Brasileiro S.A. and Switzerland-headquartered deepwater oil services provider Transocean Ltd. helped results, as did information technology holdings such as semiconductor manufacturers Hon Hai Precision Industry Co. Ltd. and Taiwan Semiconductor Manufacturing Co. Ltd. Positions in Belgium-based beer producer Anheuser-Busch InBev and United Kingdom-based household and personal products maker Reckitt Benckiser Group PLC, consumer staples holdings, benefited the Portfolio, as did financials holdings, including Switzerland’s Credit Suisse Group AG (the largest individual contributor in the period), Brazil-based Itau Unibanco Holding S/A, India’s ICICI Bank Ltd., and Singapore-based real estate developer CapitaLand Ltd. Consumer-related positions, such as Germany’s Daimler AG and Japan’s Honda Motor Co. Ltd. enhanced returns. Other strong performers on an individual stock level included Brazilian home builder Gafisa S/A, Brazil-based mining company Vale S.A., and Mexican cement producer CEMEX S.A.B. de C.V.

Several factors had a material, negative impact on performance results. Fluctuations in world currencies can have an impact on performance and, in the period, the effect was materially negative. Maintaining an average of nearly 6% of net assets in cash and cash equivalents incurred an opportunity cost on results in a rising market environment. While the Portfolio’s holdings in the materials sector collectively had a strong total return, the outcome proved to be a detractor from relative results as it paled in comparison to the benchmark’s sector return, decisively the strongest area of investment in the period. On an individual stock level, the largest detractors included Japanese video game producer Nintendo Co. Ltd., Japan-based Mizuho Financial Group Inc., Swiss drug maker Roche Holding AG, Finland-based mobile telephone manufacturer Nokia Corp., and French outdoor advertising company JCDecaux S.A. Each of these positions was sold during the reporting period.

Current Strategy and Outlook: The Portfolio’s sector allocations as of December 31, 2009, emphasized financials, consumer discretionary, materials, industrials, healthcare and consumer staples companies. As of that date, the Portfolio’s country weightings emphasized Switzerland, Germany, Brazil, the United Kingdom, Japan, France and Spain.

We believe evidence suggests that international equities have brighter prospects in 2010 than their US counterparts, particularly in certain emerging markets such as China, Brazil, and India. We believe consumer and business confidence in these countries continues to far outpace optimism in the US and many other developed economies, in large part because the housing crisis contagion that hurt many regions has mostly been avoided. In our opinion, money growth, healing credit markets, low interest rates, and positively-sloped yield curves are additional constructive factors with respect to an improved global financial and economic outlook. With that as a backdrop, the Portfolio is tilted towards global growth in general, the emerging market consumer in particular, and has a greater degree of economic sensitivity embedded in it as compared to a year ago. The combination of lower interest rates and what we believe are attractive valuations of “growth” equities, coupled with the prospect of reduced investor risk aversion, may, over time, provide a favorable environment for faster growing, unique companies that we seek to hold in the Portfolio.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

DaimlerChrysler AG	3.8%
Telefonica S.A.	3.5%
HSBC Holdings PLC	3.5%
BASF AG	3.4%
Credit Suisse Group	3.2%
Transocean Ltd.	3.1%
Anheuser-Busch InBev NV	2.9%
Novartis AG	2.5%
Marubeni Corp.	2.2%
Novo-Nordisk A/S	2.1%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING Marsico International Opportunities Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2009
		Since Inception		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I		of Class S		of Class S2
	1 Year	January 20, 2006		April 29, 2005		May 2, 2005		December 29, 2006

Class ADV	37.02%	(0.21)%		—		—		—
Class I	38.03%	—		6.10%		—		—
Class S	37.60%	—		—		5.82%		—
Class S2	37.84%	—		—		—		(5.87)%
MSCI EAFE® Index(1)	31.78%	(0.32	)%(2)	4.36	%(3)	4.36	%(3)	(6.04	)%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Marsico International Opportunities Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)	Since inception performance of the index is shown from February 1, 2006.

(3)	Since inception performance of the index is shown from May 1, 2005.

(4)	Since inception performance of the index is shown from January 1, 2007.

ING MFS Total Return Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2009
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING MFS Total Return Portfolio (the “Portfolio”) seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income. The Portfolio is managed by Brooks Taylor, Senior Vice President, Steven R. Gorham, Senior Vice President, Michael W. Roberge, Executive Vice President and Chief Investment Officer, William P. Douglas, Vice President, Richard O. Hawkins, CFA, Senior Vice President, Nevin P. Chitkara, Vice President, and Joshua P. Marston, Portfolio Managers, of Massachusetts Financial Services Company — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 17.91% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), the Barclays Capital U.S. Aggregate Bond Index(2), and the Composite Index(3) (60% S&P 500® Index/40% Barclays Capital U.S. Aggregate Bond Index), which returned 26.46%, 5.93% and 18.40%, respectively, for the same period.

Portfolio Specifics: Within the equity portion of the Portfolio, an underweighted position in the technology sector was a negative factor for relative performance. Not owning strong-performing Apple, Inc. and Microsoft Corp. and our underweight in strong-performing Google, Inc. hurt relative returns. Stock selection in the financial services sector negatively impacted relative results. Insurance companies, AllState Corp. and Metlife, Inc., and Bank of New York Mellon Corp. were among the Portfolio’s top detractors. The Portfolio’s positioning in Bank of America Corp. also hindered relative results. An overweighted position and stock selection in the industrial goods and services sector also dampened relative returns. Our overweight in poor-performing defense contractor Lockheed Martin Corp. was a top detractor over the reporting period. Elsewhere, grocery chain Kroger Co. held back the Portfolio’s relative results.

The cash position in the equity portion of the Portfolio was also a detractor. The Portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Within the fixed income portion of the Portfolio, there were no factors that materially detracted from relative performance as this portion of Portfolio performed well relative to the Barclays Capital U.S. Aggregate Bond Index.

Within the equity portion of the Portfolio, stock selection and an underweighted position in the healthcare sector bolstered relative performance. Underweighting Pfizer, Inc. was a positive factor as this stock underperformed the benchmark. Stock selection in the energy sector had a positive effect on relative results. An underweighted position in poor-performing ExxonMobil Corp. aided relative returns. Stocks in other sectors that contributed to relative performance included financial services firms, Goldman Sachs Group, Inc. and JPMorgan Chase & Co., department stores chain Macy’s, Inc., and chemical company PPG Industries, Inc. Positioning in General Electric, Co. and underweighting weak-performing Procter & Gamble Co. and Wal-Mart Stores, Inc., benefited relative results. Not owning poor-performing Citigroup, Inc. was another positive factor.

During the reporting period, currency exposure in the equity portion of the Portfolio contributed to relative performance. All of our investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Within the fixed income portion of the Portfolio, overweighted positions in the finance and industrial sectors, as well as “BBB” rated and “A” rated securities, boosted performance relative to the Barclays Capital U.S. Aggregate Bond Index. The Portfolio’s return from yield, which was greater than that of the benchmark, also aided relative results.

Current Strategy and Outlook: The Portfolio has historically been allocated at approximately 60% equity weighting and 40% fixed income weighting. This is designed to remove the market timing element of portfolio management and allows us to focus on security selection. The equity portion of the Portfolio follows a value based approach which has led to an overweight relative to the S&P 500® Index in traditional value sectors such as financial services and utilities & communications. However, relative to more value-oriented benchmarks we were underweight in these sectors. Given the weakness in performance for the sector, our absolute weighting within financial services (major banks and insurance) declined, yet our relative weighting remained consistent. Additionally, we modestly reduced our exposure within retailing (food & drug stores). In contrast, we added to some of the areas that had not performed as well throughout 2009 such as Utilities & Communications (electric power) and Consumer Staples (food & beverage). Overall, our low volatility approach crafted with a bottom-up strategy of focusing on what we believe are high quality companies trading at inexpensive valuations aims to provide investors with an attractive alternative to riskier assets.

The fixed income component of the Portfolio continues to emphasize a conservative, high quality approach. We remain overweight to investment grade corporate debt and commercial mortgage-backed securities (“CMBS”) mainly due to what we believe are compelling valuations. In addition, we are underweight in U.S. Treasuries and Agencies as we feel they are expensive compared to other fixed income opportunities.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

U.S. Treasury Note, 5.125%, due 06/30/11	2.2%
JPMorgan Chase & Co.	2.0%
Lockheed Martin Corp.	1.9%
AT&T, Inc.	1.9%
ExxonMobil Corp.	1.6%
Philip Morris International, Inc.	1.4%
Bank of New York Mellon Corp.	1.4%
Goldman Sachs Group, Inc.	1.4%
U.S. Treasury Note, 2.750%, due 10/31/13	1.3%
Metlife, Inc.	1.3%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING MFS Total Return Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2009
				Since Inception	Since Inception	Since Inception
				of Class ADV	of Class I	of Class S2
	1 Year	5 Year	10 Year	August 1, 2003	May 1, 2003	September 9, 2002

Class ADV	17.48%	1.50%	—	3.23%	—	—
Class I	18.14%	2.10%	—	—	5.29%	—
Class S	17.91%	1.86%	4.68%	—	—	—
Class S2	17.69%	1.70%	—	—	—	4.94%
S&P 500® Index(1)	26.46%	0.42%	(0.95)%	3.94%	5.06%	4.78	%(4)
Barclays Capital U.S. Aggregate Bond Index(2)	5.93%	4.97%	6.33%	5.13%	4.65%	4.99	%(4)
Composite Index(3)	18.40%	2.52%	2.25%	4.68%	5.17%	5.18	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Total Return Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolios distributions or the redemption of Portfolios shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolios holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.
(2)	The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.
(3)	The Composite Index consists of 60% of the return of (Securities included in) the S&P 500® Index and 40% of the return of (Securities included) in the Barclays Capital U.S. Aggregate Bond Index.
(4)	Since inception performance of the indices is shown from September 1, 2002.

ING MFS Utilities Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2009
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING MFS Utilities Portfolio (the “Portfolio”) seeks total return. The Portfolio is managed by a team of investment professionals led by Maura A. Shaughnessy, Senior Vice President and Robert D. Persons, CFA, Vice President, Portfolio Managers, of Massachusetts Financial Services Company — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class I shares provided a total return of 33.11% compared to the Standard & Poor’s 500 (“S&P 500®”) Utilities Index(1), which returned 11.91% for the same period.

Portfolio Specifics: During the reporting period, strong stock selection in the electric power industry contributed to the Portfolio’s performance relative to the S&P 500® Utilities Index. Standout performers in this industry included electricity distributor Eletropaulo Metropolitana de Sao Paulo SA (Brazil), integrated electric power company AES Corp., electric utility company CMS Energy Corp., and electric power generator AES Tiete SA (Brazil). Elsewhere, not holding poor-performing electric utility and gas company Exelon Corp. and independent power plant operator Southern Power Co. also had a positive impact on relative returns. The Portfolio’s holdings in the telephone services and wireless communications industries, which are not represented in the S&P 500® Utilities Index, was another positive area for relative performance. Within the telephone services industry, telecommunications company Virgin Media, Inc. was among the Portfolio’s top relative contributors. Within the wireless communications industry, wireless telecommunications companies, Cellcom Israel Ltd. and Vivo Participacoes SA (Brazil) benefited relative results. Elsewhere, holdings of cable company Time Warner Cable, Inc. aided relative returns as the stock significantly outperformed the benchmark over the reporting period.

During the reporting period, the Portfolio’s currency exposure was also a contributor to relative performance. All of our decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposures than the benchmark.

Several individual securities that held back relative performance included wireless service provider MetroPCS Communications, Inc., electricity provider Allegheny Energy, Inc., and power generation company NRG Energy, Inc.. Elsewhere, the timing of our ownership in shares of power generation company FPL Group, Inc. and electricity distributor Consolidated Edison, Inc., and not holding strong-performing power and natural gas distributor Duke Energy Corp., also negatively impacted relative results.

The Portfolio’s cash position was a detractor from relative returns. The Portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Current Strategy and Outlook: The utilities sector outperformed the overall market, as measured by the S&P 500® Index, during the fourth quarter of 2009. Despite this solid quarterly performance, the utilities sector underperformed the S&P 500® Index for 2009 as investors generally favored higher risk assets. From a commodity standpoint, oil traded mostly up from the previous quarter in a range of $70 – $80 per barrel and finished a sharp move up from its low set early in the year. Natural gas continued to move off of its 2009 bottom and is now roughly where it was at the beginning of the year.

From a positioning standpoint, we added slightly to the natural gas pipeline, cable television and electric power industries while modestly decreasing our weighting in the wireless communications and telephone services industries. Within the electric power industry, we continue to favor integrated businesses versus fully regulated companies. We continue to maintain positions in a diversified group of industries within the utilities sector. This currently includes traditional electric power, telecommunications, natural gas and cable TV companies from both the domestic and overseas markets. We believe our flexible, bottom-up approach in seeking companies with strong growth prospects, ability to generate free cash flow, and attractive valuations is the best way to serve our shareholders over the long-term.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2009
(as a percent of net assets)

Sempra Energy	3.5%
Questar Corp.	3.4%
CMS Energy Corp.	3.4%
EQT Corp.	3.2%
Williams Cos., Inc.	2.9%
AES Corp.	2.7%
PPL Corp.	2.7%
Vodafone Group PLC	2.6%
Cellcom Israel Ltd.	2.6%
Virgin Media, Inc.	2.6%

Portfolio holdings are subject to change daily.

ING MFS Utilities Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2009
		Since Inception		Since Inception		Since Inception		Since Inception
		of Class ADV		of Class I		of Class S		of Class S2
	1 Year	July 18, 2006		April 29, 2005		May 2, 2005		December 29, 2006

Class ADV	32.35%	7.15%		—		—		—
Class I	33.11%	—		10.64%		—		—
Class S	32.80%	—		—		10.22%		—
Class S2	32.42%	—		—		—		1.72%
S&P 500® Utilities Index(1)	11.91%	1.36	%(2)	4.61	%(3)	4.61	%(3)	(1.74	)%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Utilities Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Utilities Index measures the performance of the Utilities sector.

(2)	Since inception performance for the index is shown from August 1, 2006.

(3)	Since inception performance for the index is shown from May 1, 2005.

(4)	Since inception performance for the index is shown from January 1, 2007.

ING PIMCO Total Return Bond Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING PIMCO Total Return Bond Portfolio (the “Portfolio”) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio is managed by William H. Gross, CFA, Managing Director, Co-Chief Investment Officer and Portfolio Manager, of Pacific Investment Management Company LLC — the Sub-Adviser.

Performance: For year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 14.44% compared to the Barclays Capital U.S. Aggregate Bond Index(1), which returned 5.93% for the same period.

Portfolio Specifics: An emphasis on high-quality, non-Treasury assets was strongly beneficial for returns in 2009 as government policies supported these bonds.

An overweight to agency mortgage-backed securities (“MBS”), which enjoyed a powerful rally for all of 2009, was positive for performance as the success of the Federal Reserve’s MBS Purchase program drove yield premiums to their tightest levels ever. A strong overweight to non-agency mortgage securities and high quality consumer asset-backed securities (“ABS”) also added to performance as these bonds enjoyed strong gains versus like-duration U.S. Treasuries during the year. In the ABS market, the U.S. government’s Term Asset-Backed Securities Loan Facility (“TALF”) has been so successful in restoring liquidity that high-quality issuers are no longer reliant on TALF to induce investor demand. Corporate bonds, especially an overweight to bonds of financial companies and high yield credits, added to performance over the year and were among the best performing fixed income assets for all of 2009. Credit premiums tightened substantially and approached levels last seen in 2007 as fund flows into corporate credit were very strong. Returns in credit markets were tempered only temporarily during the fourth quarter by uncertainty surrounding debt restructuring issues in Dubai.

Beyond core sectors, a robust allocation to municipal bonds, which were also strong performers in 2009, added to relative annual performance. Municipal yield ratios relative to U.S. Treasuries moved closer to historical averages after widening dramatically last year. Additionally, exposure to Treasury Inflation-Protected Securities (“TIPS”) during 2009 added to annual performance as real yields outperformed their nominal counterparts during the year. Real yields fell while nominal yields generally rose in 2009 as investors anticipated economic recovery and hence the potential for an increase in inflation pressure. An allocation to emerging market (“EM”) bonds was also positive for performance as indices of EM bonds denominated both in U.S. dollars and local EM currencies delivered returns in excess of 20 percent in 2009. Lastly, a modest overweight to duration in the U.S. detracted from returns over the year as the U.S. Treasury market lagged most other developed bond markets in 2009. Treasury yields have been more volatile than yields in other government markets throughout the financial crisis, so they generally rose more in 2009 as risk appetites revived.

Current Strategy and Outlook: We believe the global recovery is likely to be bifurcated over the next year, with growth relatively robust in China and other emerging markets but more tepid in developed economies. We also believe that deflationary impulses will persist in developed economies, but U.S.-style monetary policies will exert inflationary pressure in emerging markets, and that forecasting will be difficult in this setting, so it will be critical to assess a range of outcomes and keep strategies nimble.

With regard to portfolio strategy we plan to target flat to modestly overweight duration, with emphasis on intermediate maturity European interest rates as we believe this exposure currently offers relatively attractive yields with lower potential volatility than a comparable U.S. position. We also plan to retain modest exposure to money market futures in the U.S. as we believe the Federal Reserve should tighten more slowly than markets expect, and we look to de-emphasize agency MBS, which trade near their most expensive levels ever. Better opportunities to own these securities could arise as the Federal Reserve’s mortgage purchase program ends in March.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

U.S. Treasury Note, 1.000%, due 08/31/11	4.7%
Federal National Mortgage Association, 6.000%, due 09/01/38	2.4%
Federal National Mortgage Association, 6.000%, due 10/01/38	1.7%
Federal National Mortgage Association, 6.000%, due 01/15/33	1.7%
Federal National Mortgage Association, 6.000%, due 10/01/37	1.2%
Wells Fargo & Co.	1.1%
Federal Home Loan Mortgage Corporation, 5.500%, due 09/01/37	1.0%
Federal National Mortgage Association, 6.000%, due 01/15/39	0.9%
Federal National Mortgage Association, 6.500%, due 01/15/32	0.9%
Citigroup Capital XXI, 8.300%, due 12/21/57	0.9%

*	Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

ING PIMCO Total Return Bond Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2009
				Since Inception		Since Inception
				of Class ADV and I		of Class S2
	1 Year	5 Year	10 Year	April 28, 2006		September 9, 2002

Class ADV	13.84%	—	—	8.30%		—
Class I	14.63%	—	—	9.00%		—
Class S	14.44%	6.79%	5.54%	—		—
Class S2	14.30%	6.64%	—	—		6.22%
Barclays Capital U.S. Aggregate Bond Index(1)	5.93%	4.97%	6.33%	6.38	%(2)	4.99	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO Total Return Bond Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(2)	Since inception performance of the index is shown from May 1, 2006.

(3)	Since inception performance of the index is shown from September 1, 2002.

Pacific Investment Management Company LLC has managed the Portfolio since May 1, 2001. Prior to this date, a different firm served as portfolio manager.

ING Pioneer Mid Cap Value Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Pioneer Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by J. Rodman Wright, Senior Vice President and Portfolio Manager and Timothy Horan, Assistant Portfolio Manager, of Pioneer Investments Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s S Class shares provided a total return of 25.15% compared to the Russell Midcap® Value Index(1), which returned 34.21% for the same period.

Portfolio Specifics: The “risk rally” that began in early March 2009 has been one of the sharpest on record, aptly named for its beneficiaries that have been mainly riskier, lower quality companies. The S&P 500® Index jumped 68% through December 31 from its March 9 low. The Russell Mid Cap® Value Index rose more than 92% in that time, driven largely by a sharp rebound in the equities of companies that had been deemed likely to be the ‘first to fail’ — those with lower quality businesses or balance sheets during the market meltdown earlier in the year.

Across the Russell size distinctions, mid-cap stocks outperformed small- and large-caps for the year while growth outperformed value across the style spectrum. After a pause in October, the market resumed its upward move, and from here, both bulls and bears are seeking confirmation of their theses, while we believe economic and political events over the next few months will be critical to clarifying the market outlook.

All sectors of the Russell Midcap® Value Index were positive for the year, led by consumer discretionary, information technology, materials, healthcare, energy, and telecommunication services. At the lower end of the returns spectrum were financials, utilities, consumer staples, and industrials.

Amidst the extraordinary rally that occurred in lower quality stocks, relative performance was primarily impacted by negative security selection stemming from our emphasis on quality businesses. Relative sector allocation was positive as a result of our overweight in information technology and healthcare, and our underweight in financials and utilities.

Teradata Corp., which provides data warehousing solutions, was the Portfolio’s biggest individual contributor for the year. The company surprised to the upside in terms of earnings driven by pent up demand for its services and several new contracts. Ad agency Interpublic gained well over 100% from its February low through December 31, 2009, propelled by new account wins as well as the approach of the Olympics. Hurting Portfolio performance the most was Omnicare, Inc., provider of long term care facilities with institutional pharmacy services, which underperformed amidst the uncertainty created by healthcare reform legislation.

Current Strategy and Outlook: We have increased our exposure to the financials sector year-to-date as the most dire economic possibilities that nearly became a reality in March became less probable, and we have moved to somewhat more aggressive positioning in other sectors. However, while economic conditions have shown signs of improvement, we believe they are far from good, and while our moves have reduced the overtly defensive posture of the Portfolio, it remains on balance somewhat less aggressive than the benchmark and, in all likelihood, some of its peers.

We continue to emphasize what we believe are quality franchises, managements, operating models, and businesses in our company selection, and valuation in our security selection. In our view, the outlook for the economy is more positive than six months ago, and lower quality securities are unlikely to continue their strong relative performance indefinitely.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2009
(as a percent of net assets)

Omnicare, Inc.	2.9%
Ball Corp.	2.7%
UnumProvident Corp.	2.4%
Interpublic Group of Cos., Inc.	2.3%
Sempra Energy	2.1%
Lazard Ltd.	2.0%
Northern Trust Corp.	2.0%
RenaissanceRe Holdings Ltd.	1.9%
Computer Sciences Corp.	1.7%
Devon Energy Corp.	1.6%

Portfolio holdings are subject to change daily.

ING Pioneer Mid Cap Value Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2009
		Since Inception		Since Inception		Since Inception
		of Classes ADV and S2		of Class I		of Class S
	1 Year	December 29, 2006		May 2, 2005		April 29, 2005

Class ADV	24.78%	(4.49)%		—		—
Class I	25.39%	—		2.01%		—
Class S	25.15%	—		—		1.87%
Class S2	25.24%	(4.23)%		—		—
Russell Midcap® Value Index(1)	34.21%	(6.62	)%(2)	2.54	%(3)	2.54	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer Mid Cap Value Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

(2)	Since inception performance for the index is shown from January 1, 2007.

(3)	Since inception performance for the index is shown from May 1, 2005.

ING T. Rowe Price Capital Appreciation Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2009
(as a percent of net assets)

Common Stock	66.0%
Corporate Bonds/Notes	21.4%
Affiliated Mutual Fund	11.8%
Preferred Stock	2.4%
Securities Lending Collateral	0.3%
Purchased Options	0.0%
Warrants	0.0%
Other Assets and Liabilities — Net	(1.9)%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING T. Rowe Price Capital Appreciation Portfolio (the “Portfolio”) seeks, over the long-term, a high total investment return, consistent with preservation of capital and with prudent investment risk. The Portfolio is managed by David R. Giroux, CFA and Vice President, of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 33.24% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), the Barclays Capital U.S. Government/Credit Bond Index(2), and the Composite Index(3) (60% S&P 500® Index/40% Barclays Capital U.S. Government/Credit Bond Index), which returned 26.46%, 4.52% and 17.74%, respectively, for the same period.

Portfolio Specifics: The Portfolio performed well in 2009. In an environment where growth-oriented stocks and the riskiest bonds generally did best, the Portfolio managed to outperform the all-equity S&P 500® Index, as well as its Lipper and Morningstar peers. The Portfolio’s strong absolute and relative results reflect the fact that every asset class within the Portfolio outperformed its underlying benchmark, with the stock and bond allocations doing so by impressive margins.

In terms of absolute return within the equity allocation, healthcare, industrial, and consumer discretionary shares all made sizable contributions. In particular, healthcare equipment and supplies firms helped, as did a number of holdings in the media industry. Some of the key contributors were Covidien Ltd., Goodrich Corp., and Cablevision Systems Corp.

In a period of such strong relative and absolute results, no sector detracted performance for the year. In terms of individual detractors, commercial banking giant Wells Fargo & Co. underperformed early in 2009 because of credit concerns relating to its acquisition of Wachovia Corp., while it was hurt later in the year by its decision to issue additional shares to repay Troubled Asset Relief Program (“TARP”) funds. Diversified consumer services firm H&R Block, Inc. also detracted, suffering from weak economic conditions that sent many tax filers to cheap, online alternatives.

We lowered our convertible bond position over the course of the year. These securities performed well and so now look less attractive from a risk/reward perspective, and convertibles that fit our strict investment criteria are increasingly scarce.

In terms of the traditional fixed-income allocation, returns benefited from our decision to favor investment-grade and high-quality BB corporate securities over government debt. Credit-sensitive securities enjoyed their best year on record relative to Treasuries, so this was a key contributor to performance. Late in the year we sold the last of our government-backed securities and trimmed our holdings in higher-rated, lower-yielding corporate securities in favor of higher-yielding corporates and floating-rate bank debt. We like the bank notes in particular for their high position in the corporate capital structure, providing a likelihood of recovery in the event of default. As a result of changes to our stock and convertible positions, the cash component increased modestly.

Current Strategy and Outlook: Looking ahead, we are fairly optimistic on stocks, believing we’ve turned the corner on the economy. We think equity valuations are reasonable, corporate earnings are recovering, and there remains a massive amount of cash on the sidelines to fuel continued gains. Nevertheless, we would caution investors that the market may be choppy after the huge recent rally and that stocks remain vulnerable to external shocks in the financial and political realm. In that environment, we continue to find opportunities to invest in high-quality companies trading at attractive valuations because the market rally has tended to favor the riskiest, lowest-quality names. As a result, we are looking to trim our holdings in stocks whose risk/reward profiles are less attractive in favor of what we believe to be larger, more stable names representing better values.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

Covidien PLC	2.7%
Danaher Corp.	2.3%
Time Warner, Inc.	2.2%
Philip Morris International, Inc.	2.0%
Lowe’s Cos., Inc.	1.9%
Kellogg Co.	1.9%
Williams Cos., Inc.	1.8%
ExxonMobil Corp.	1.8%
Wells Fargo & Co.	1.8%
AON Corp.	1.7%

*	Excludes short-term investments related to T. Rowe Price Reserve Investment Fund.

Portfolio holdings are subject to change daily.

ING T. Rowe Price Capital Appreciation Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2009
				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	December 16, 2003		May 2, 2003		September 9, 2002

Class ADV	32.74%	4.11%	—	6.58%		—		—
Class I	33.57%	4.75%	—	—		9.19%		—
Class S	33.24%	4.48%	9.37%	—		—		—
Class S2	33.05%	4.33%	—	—		—		8.51%
S&P 500® Index(1)	26.46%	0.42%	(0.95)%	2.09	%(4)	5.06	%(5)	4.78	%(6)
Barclays Capital U.S. Government/Credit Bond Index(2)	4.52%	4.71%	6.34%	4.62	%(4)	4.44	%(5)	4.96	%(6)
Composite Index(3)	17.74%	2.43%	2.27%	3.37	%(4)	5.09	%(5)	5.18	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Capital Appreciation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2)	The Barclays Capital U.S. Government/Credit Bond Index is a widely recognized index of publicly issued fixed rate U.S. Government and Corporate investment grade debt securities.

(3)	The Composite Index is comprised of 60% of the S&P 500® Index and 40% of the Barclays Capital U.S. Government/Credit Bond Index.

(4)	Since inception performance of the indices is shown from January 1, 2004.

(5)	Since inception performance of the indices is shown from May 1, 2003.

(6)	Since inception performance of the indices is shown from September 1, 2002.

ING T. Rowe Price Equity Income Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING T. Rowe Price Equity Income Portfolio (the “Portfolio”) seeks substantial dividend income as well as long-term growth of capital. The Portfolio is managed by Brian C. Rogers, CFA, Chairman, Chief Investment Officer, and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 24.99% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), which returned 26.46% for the same period.

Portfolio Specifics: Stock selection and an underweight position in information technology hurt relative results most. In particular, our positioning in the computers and peripherals industry segment detracted; Internet software and services and software companies were other sources of weakness. Generally speaking, the underweight to the sector can be explained by the fact that these are higher growth names that do not fit our investment philosophy. Instead, we tended to favor technology companies with more stable, strong cash flow and healthy balance sheets. Unfortunately, these sorts of stocks generally lagged during the market rebound.

Looking at positive contributors to return relative to the benchmark, stock selection and an underweight position in consumer staples shares helped. Among individual contributors, it helped that we sold our stake in newly integrated beverage giant Anheuser-Busch InBev Worldwide, Inc. on strength during the year. The company did well early in 2009 thanks to cost cuts, progress on financial deleveraging, and other beneficial synergies. Positioning in Wal-Mart Stores, Inc. also aided relative results, as we had no exposure to these shares for most of the year before building a position in the fourth quarter. This is consistent with our general approach, which in recent months has seen us add large, high-quality names trading at a discount relative to their historical valuations.

Another key contribution to the Portfolio’s relative return came from stock selection in the consumer discretionary sector. Positioning in the media and household durables segments helped. Whirlpool Corp. was a noteworthy contributor to absolute and relative results. Specialty retailer Tiffany & Co. also contributed, helped by cost cutting, its strong brand, and global expansion.

It was a similar story in the industrials sector, where outperformance was driven by stock choices. A leading contributor in this segment was 3M Co., which was attractive because of its focus on new product development and global growth. Cost cutting helped make for better margins in recent quarters, and positioned the company to benefit from any improvement in sales volumes. Agricultural equipment maker Deere & Co. and industrial product manufacturer Illinois Tool Works, Inc. were also key contributors, benefiting from economic improvement in addition to a number of company-specific factors.

Current Strategy and Outlook: Looking ahead, we are fairly optimistic on stocks, believing we’ve turned the corner on the economy. We think equity valuations are reasonable, corporate earnings are recovering, and there remains a massive amount of cash on the sidelines to fuel continued gains. Nevertheless, we would caution investors that the market may be choppy after the huge recent rally and that stocks remain vulnerable to external shocks in the financial and political realm. That said, we believe the biggest risk to our outlook will be if the economy does not rebound at a pace that allows for reasonable earnings growth — where 2009 was about restoring stability to the financial system, we believe 2010 will be all about earnings.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

JPMorgan Chase & Co.	3.4%
Chevron Corp.	2.7%
ExxonMobil Corp.	2.4%
General Electric Co.	2.3%
American Express Co.	2.2%
Bank of America Corp.	2.2%
AT&T, Inc.	2.1%
Royal Dutch Shell PLC ADR – Class A	2.0%
Wells Fargo & Co.	1.8%
3M Co.	1.8%

*	Excludes short-term investments related to T. Rowe Price Reserve Investment Fund.

Portfolio holdings are subject to change daily.

ING T. Rowe Price Equity Income Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2009
				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	January 15, 2004		May 2, 2003		September 9, 2002

Class ADV	24.59%	0.15%	—	2.11%		—		—
Class I	25.28%	0.76%	—	—		5.94%		—
Class S	24.99%	0.50%	3.89%	—		—		—
Class S2	24.74%	0.35%	—	—		—		5.26%
S&P 500® Index(1)	26.46%	0.42%	(0.95)%	2.09	%(2)	5.06	%(3)	4.78	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Equity Income Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2)	Since inception performance of the index is shown from January 1, 2004.

(3)	Since inception performance of the index is shown from May 1, 2003.

(4)	Since inception performance of the index is shown from September 1, 2002.

T. Rowe Price Associates, Inc. has managed the Portfolio since March 1, 1999. Prior to this date, a different firm served as portfolio manager.

ING Van Kampen Global Franchise Portfolio
Portfolio Managers’ Report

Country Allocation
as of December 31, 2009
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Van Kampen Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by William D. Lock, Walter B. Riddell, Peter J. Wright, John S. Goodacre and Christian Derold, Portfolio Managers*, of Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares, provided a total return of 28.90% compared to the MSCI World IndexSM(1), which returned 29.99% for the same period.

Portfolio Specifics: Equity investors experienced a bit of a roller coaster ride as most global markets hit new lows in March 2009 and then rebounded substantially. Since March, the preference of the market has been for leveraged balance sheets, leveraged profit structures and cyclical (that is, economically sensitive) sectors. We believe the market’s preference suggests that the worst of the recession is past and economic activity is returning to normal.

The Portfolio outperformed the benchmark in the first quarter as cyclicals, particularly financials and materials, continued to be downgraded for most of the quarter, and the Portfolio benefited from underweight allocations to these sectors. However, market conditions shifted dramatically in mid-March as massive government stimulus packages, incentive programs and monetary easing rekindled the market’s appetite for risk. The Portfolio underperformed the next two quarters as cyclical sectors — particularly banks, industrials and materials — soared with confidence that financial Armageddon had been avoided. The fourth quarter saw a bit of a pullback in financials as investors started questioning the adequacy of banks’ tier 1 capital ratios and the possibility of a more stringent regulatory environment. The Portfolio outperformed as financials sold off to the benefit of defensive sectors such as consumer staples, the Portfolio’s largest sector weighting.

For the period overall, the Portfolio’s underweights to the market’s weakest sectors (utilities and telecommunications), along with good stock selection decisions in consumer staples and industrials, were beneficial to relative returns. This positioning allowed the Fund to perform largely in line with the benchmark for the period.

The Portfolio’s overweight allocation to consumer staples and the underweight to the strong-performing technology sector detracted from performance on a relative basis for the 12-month period.

Current Strategy and Outlook: In our opinion, the evidence still suggests a backdrop of deleveraging and sluggish personal income growth, which indicates a sluggish consumer backdrop for a probably extended period. We continue to like consumer staples and what we believe are high-quality companies generally, which in our view look very undervalued against 10-year bond yields, particularly if interest rates do indeed remain low for much longer than most expect.

We do not attempt to predict from a macro perspective the direction of the markets. Our focus remains on the Global Franchise philosophy of seeking exceptional quality at compelling value. In all market environments we continue to seek investment opportunities in companies with strong business franchises protected by dominant intangible assets. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high-quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield. We seek to deliver attractive returns while minimizing business and valuation risk. Our goal is for the Portfolio to outperform broadly-based benchmarks over the long term with less than average volatility.

*	Effective June 15, 2009, Michael Allison, Paras Dodhia and Jason Vowles were replaced as the portfolio management team for the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2009
(as a percent of net assets)

British American Tobacco PLC	8.1%
Imperial Tobacco Group PLC	6.0%
Nestle S.A.	5.4%
Swedish Match AB	5.1%
Philip Morris International, Inc.	4.7%
Unilever PLC	4.6%
Experian Group Ltd.	4.5%
Cadbury PLC	4.2%
Procter & Gamble Co.	3.9%
Reckitt Benckiser PLC	3.8%

Portfolio holdings are subject to change daily.

ING Van Kampen Global Franchise Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2009
			Since Inception		Since Inception		Since Inception	Since Inception
			of Class ADV		of Class I		of Class S	of Class S2
	1 Year	5 Year	December 29, 2006		April 28, 2006		May 1, 2002	September 9, 2002

Class ADV	28.15%	—	(0.18)%		—		—	—
Class I	29.14%	—	—		3.53%		—	—
Class S	28.90%	6.40%	—		—		7.43%	—
Class S2	28.58%	6.24%	—		—		—	8.64%
MSCI World IndexSM(1)	29.99%	2.01%	(5.63	)%(2)	(2.29	)%(3)	4.43%	6.76	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Global Franchise Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The MSCI World Indexsm is an unmanaged index of developed- and emerging-market equities in nations throughout the world.

(2)	Since inception performance of the index is shown from January 1, 2007.

(3)	Since inception performance of the index is shown from May 1, 2006.

(4)	Since inception performance of the index is shown from September 1, 2002.

ING Van Kampen Global Tactical Asset Allocation Portfolio
Portfolio Managers’ Report

Country Allocation
as of December 31, 2009
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Van Kampen Global Tactical Asset Allocation Portfolio (the “Portfolio”) seeks capital appreciation over time. The Portfolio is managed by Francine J. Bovich, Managing Director, Anjun Zhou and Henry McVey, portfolio managers, of Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) — the Sub-Adviser*.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 16.00%, compared to the MSCI World IndexSM(1) and a Composite Index(2) (65% MSCI World Index/30% Barclays Capital U.S. Government Bond Index/5% Citi 3-month T-Bill Index), which returned 29.99% and 18.52%, respectively, for the same period.

Portfolio Specifics: Detractors from overall performance relative to the Composite Index included an average underweight position in global equities in favor of cash for most of the year, as global equities experienced a powerful rally off the March trough through the end of the year. An average underweight position in both Europe and the U.S., and during the third quarter a tactical overweight position in Canada diminished returns.

U.S. sector selection detracted from relative returns. An overweight position in telecommunication services in the first half of the year and an overweight position in pharmaceuticals negatively impacted returns. Defensive sectors underperformed the broader market during the reporting period as investors reallocated capital to higher-beta sectors. However, an allocation to the energy sector and overweight positions in software and services and technology hardware and equipment added to relative returns. The energy sector underperformed the broader market for the year. Software and services and technology hardware and equipment benefited from positive sentiment towards the technology sector and increased growth prospects stemming from the global recovery.

European sector selection also dampened performance. Within Europe, overweight positions in healthcare and in software and services, and underweight positions in materials and energy detracted from returns. In Europe, commodity-related sectors (such as materials and energy) benefited from the anticipation of increased commodity demand during the global recovery. The healthcare sector declined on increased risk appetite during the equity rally. Software and services stocks in Europe lagged their peers in the U.S.

Conversely, key contributors to the Portfolio’s overall performance relative to the Composite Index included emerging market equity exposure, as emerging market equities led the equity rally off the March lows. Investor sentiment for emerging markets was positive, as these markets were believed to potentially lead the global recovery and appeared to have sustainable growth prospects for the long term.

An underweight position in fixed income contributed to results, as global government bonds had lackluster performance relative to global equities. Higher-spread (non-government) fixed income sectors rallied throughout the reporting period, while investor jitters over the possibility of reflation and sovereign fiscal concerns in the second half of the year weighed on government bonds. Within fixed income, underweight positions in government bonds in Japan, Canada, and the U.S. and allocations to U.S. credit and high yield added to relative performance. Overweight exposure to Australian, U.K., and Swedish bonds partially offset these results. Australian bonds declined as the domestic economy showed signs of recovering faster than most developed markets, particularly in the country’s export data. U.K. bonds experienced downward pressure on the back of concerns over the fiscal condition of the U.K. Swedish bonds fell on the back of improvements in business and consumer confidence in May.

Active currency selection also enhanced performance. Within active currency selection, the Portfolio’s overweight positions in the Australian dollar, the Swiss franc, the South Korean won, and the Brazilian real, as well as tactical allocations to the Japanese yen throughout the year increased returns. The underweight position in the euro and tactical allocations to the British pound negatively affected results. U.S. dollar weakness drove most major currencies higher against the U.S. dollar for the year.

Current Strategy and Outlook: The Portfolio is a global strategy which invests in multiple asset classes, countries, sectors, currencies and opportunistic investments. It is actively managed to add value from multiple market inefficiencies. In our opinion, the most effective way to capture these market inefficiencies is through a combination of quantitative and fundamental analysis. The investment process follows a hierarchy of top-down decision-making.

*	Effective August 7, 2009, Henry McVey was added as a portfolio manager to the Portfolio. Effective September 17, 2008, Anjun Zhou was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2009
(as a percent of net assets)

U.S. Treasury Note, 4.000%, due 08/15/18	3.5%
SPDR Barclays Capital High Yield Bond ETF	3.5%
Federal National Mortgage Association, 4.875%, due 05/18/12	2.5%
Morgan Stanley Institutional Fund Trust – Core Plus Fixed Income Portfolio	2.4%
Federal Home Loan Mortgage Corporation, 5.500%, due 08/20/12	2.2%
Morgan Stanley Institutional Fund, Inc. – Capital Growth Portfolio	1.2%
Morgan Stanley Institutional Fund, Inc. – Emerging Markets Portfolio	1.0%
Microsoft Corp.	0.7%
HSBC Holdings PLC	0.6%
ExxonMobil Corp.	0.6%

Portfolio holdings are subject to change daily.

ING Van Kampen Global Tactical Asset Allocation Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2009
		Since Inception
		of Class S
	1 Year	September 17, 2008

Class S	16.00%	(0.19)%
MSCI World IndexSM(1)	29.99%	1.35	%(3)
Composite Index(2)	18.52%	3.25	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Global Tactical Asset Allocation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The MSCI World Indexsm is an unmanaged index of developed- and emerging-market equities in nations throughout the world.

(2)	The Composite Index is comprised of 65% MSCI World IndexSM, 30% Barclays Capital U.S. Government Bond Index, and 5% Citi 3-month T-Bill Index.

(3)	Since inception performance of the indices is shown from October 1, 2008.

ING Van Kampen Growth and Income Portfolio
Portfolio Managers’ Report

Industry Allocation
as of December 31, 2009
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Van Kampen Growth and Income Portfolio (the “Portfolio”) seeks long-term growth of capital and income. The Portfolio is managed by the Van Kampen Equity Income team. Current members jointly and primarily responsible for the day-to-day management the Portfolio are Thomas B. Bastian, CFA and Mary Jayne Maly, CFA, Managing Directors, and James O. Roeder, CFA, Mark Laskin and Sergio Marcheli, Executive Directors, of Morgan Stanley Investment Management, Inc. (d/b/a “Van Kampen”) — the Sub-Adviser.*

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 24.02%, compared to the Russell 1000® Value Index(1), which returned 19.69%, for the same period.

Portfolio Specifics: The energy sector was additive to relative performance, especially exploration and production (“E&P”) companies. E&P companies benefited from rising energy prices and the improving economic environment. Although we increased the Portfolio’s exposure to the energy sector overall, the sector remained a relative underweight.

Healthcare also contributed to outperformance during the period. The Portfolio has historically maintained an overweight in the sector; however, over the past 12 months the weight has declined. Most of the exposure in healthcare had been in the pharmaceutical industry and the Portfolio benefited from holding two companies that were targeted for acquisition: Wyeth and Schering-Plough Corp.

In the technology sector, exposure to both software and services, and semiconductors, added to relative gains. In software and services, we bought an undervalued Internet company undergoing a management change. The company’s stock price appreciated as the new management drove revenue growth and sold a non-core asset.

Although we decreased the Portfolio’s consumer staples exposure during the period, the sector contributed to relative performance. One of the Portfolio’s top holdings was a confectionary company that performed strongly following an announcement that a competitor had made an offer to acquire them. Toward the end of the period, we began adding attractive consumer staples companies that met our value-with-a-catalyst criteria.

Conversely, the financials sector was the largest relative detractor during the review period. The Portfolio has maintained a significant underweight in financials versus the benchmark for some time, which benefited the Portfolio significantly in 2007 and 2008. However, over the past 12 months, and specifically from March through May, financial stocks rebounded from their earlier dramatic decline. The Portfolio’s exposure has been focused on financial companies that we believe possess conservative balance sheets and appropriate risk/return characteristics (which resulted in a heavier tilt toward insurance stocks), and these companies did not participate in the rally to the degree that others in the sector did. In particular, the Portfolio was underexposed to the banks and diversified financials that rebounded most strongly during the period. The Portfolio’s underexposure was based on our concerns regarding quality of balance sheets, uncertainty regarding additional capital requirements and incremental dividend cuts required, and the unpredictability of government influence.

The materials sector also dampened relative gains. The Portfolio’s underweight in the sector meant that it had less exposure to these economically sensitive stocks, which performed well as the market rebounded.

Current Strategy and Outlook: Over the past 12 months, equity markets have had tremendous volatility. The market initially experienced a significant sell-off, followed by a strong rally as investor confidence improved when signs of an economic recovery — or at least stabilization — began to emerge. Although cautiously optimistic, we are guarded as, after the rally, valuations were relatively less compelling and other challenges continued. We continue to be concerned about high unemployment, an earnings recovery driven by massive cost cutting versus top-line revenue growth, and the still weak real estate market. We believe that going forward, the market will become more of a stock pickers’ market. In other words, whereas in the rally off the March bottom one might have been rewarded for just the appearance of value, we believe that going forward managers will be more likely to be rewarded for uncovering value with improving or good fundamentals. We think the market will more markedly differentiate between those companies that have more sustainable fundamental momentum with value as a backdrop versus those that just appear to provide value. Given our philosophy and process, which focuses on uncovering value combined with a catalyst, we are excited about what we believe will be this next phase in the market.

*	Effective January 1, 2009, James Gilligan was replaced by Thomas Bastian as lead portfolio manager to the Portfolio. Additionally, Mary Jayne Maly was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2009
(as a percent of net assets)

JPMorgan Chase & Co.	5.0%
Marsh & McLennan Cos., Inc.	3.0%
Viacom – Class B	2.6%
General Electric Co.	2.6%
Occidental Petroleum Corp.	2.4%
eBay, Inc.	2.2%
American Electric Power Co., Inc.	2.2%
Anadarko Petroleum Corp.	2.2%
Hewlett-Packard Co.	2.1%
Kraft Foods, Inc.	2.0%

Portfolio holdings are subject to change daily.

ING Van Kampen Growth and Income Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2009
				Since Inception		Since Inception		Since Inception
				of Class ADV		of Class I		of Class S2
	1 Year	5 Year	10 Year	February 22, 2004		April 28, 2006		September 9, 2002

Class ADV	23.57%	1.57%	—	2.98%		—		—
Class I	24.30%	—	—	—		(1.26)%		—
Class S	24.02%	1.93%	1.66%	—		—		—
Class S2	23.83%	1.77%	—	—		—		6.42%
Russell 1000® Value Index(1)	19.69%	(0.25)%	2.47%	1.75	%(2)	(4.36	)%(3)	5.22	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Growth and Income Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)	Since inception performance of the index is shown from March 1, 2004.

(3)	Since inception performance of the index is shown from May 1, 2006.

(4)	Since inception performance of the index is shown from September 1, 2002.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in each class of a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2009	2009	Ratio	2009*	2009	2009	Ratio	2009*

ING Artio Foreign Portfolio

Class ADV	$1,000.00	$1,209.10	1.48%	$8.24	$1,000.00	$1,017.74	1.48%	$7.53
Class I	1,000.00	1,214.10	0.88	4.91	1,000.00	1,020.77	0.88	4.48
Class S	1,000.00	1,211.50	1.13	6.30	1,000.00	1,019.51	1.13	5.75
Class S2	1,000.00	1,210.50	1.28	7.13	1,000.00	1,018.75	1.28	6.51
ING Clarion Global Real Estate Portfolio

Class ADV	$1,000.00	$1,297.60	1.49%	$8.63	$1,000.00	$1,017.69	1.49%	$7.58
Class I	1,000.00	1,306.30	0.89	5.17	1,000.00	1,020.72	0.89	4.53
Class S	1,000.00	1,302.90	1.14	6.62	1,000.00	1,019.46	1.14	5.80
Class S2	1,000.00	1,303.20	1.29	7.49	1,000.00	1,018.70	1.29	6.56

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2009	2009	Ratio	2009*	2009	2009	Ratio	2009*

ING Evergreen Health Sciences Portfolio

Class ADV	$1,000.00	$1,157.70	1.35%	$7.34	$1,000.00	$1,018.40	1.35%	$6.87
Class I	1,000.00	1,163.10	0.75	4.09	1,000.00	1,021.42	0.75	3.82
Class S	1,000.00	1,161.40	1.00	5.45	1,000.00	1,020.16	1.00	5.09
Class S2	1,000.00	1,160.60	1.15	6.26	1,000.00	1,019.41	1.15	5.85
ING FMR Diversified Mid Cap Portfolio

Class ADV	$1,000.00	$1,212.30	1.24%	$6.91	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,215.90	0.64	3.57	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,214.30	0.89	4.97	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,212.60	1.04	5.80	1,000.00	1,019.96	1.04	5.30
ING Global Resources Portfolio

Class ADV	$1,000.00	$1,261.30	1.26%	$7.18	$1,000.00	$1,018.85	1.26%	$6.41
Class I	1,000.00	1,266.00	0.66	3.77	1,000.00	1,021.88	0.66	3.36
Class S	1,000.00	1,264.50	0.91	5.19	1,000.00	1,020.62	0.91	4.63
Class S2	1,000.00	1,263.20	1.06	6.05	1,000.00	1,019.86	1.06	5.40
ING Janus Contrarian Portfolio

Class ADV	$1,000.00	$1,245.60	1.38%	$7.81	$1,000.00	$1,018.25	1.38%	$7.02
Class I	1,000.00	1,247.70	0.78	4.42	1,000.00	1,021.27	0.78	3.97
Class S	1,000.00	1,247.70	1.03	5.84	1,000.00	1,020.01	1.03	5.24
Class S2	1,000.00	1,246.20	1.18	6.68	1,000.00	1,019.26	1.18	6.01
ING JPMorgan Emerging Markets Equity Portfolio

Class ADV	$1,000.00	$1,300.30	1.86%	$10.78	$1,000.00	$1,015.83	1.86%	$9.45
Class I	1,000.00	1,305.00	1.26	7.32	1,000.00	1,018.85	1.26	6.41
Class S	1,000.00	1,303.20	1.51	8.77	1,000.00	1,017.59	1.51	7.68
Class S2	1,000.00	1,301.20	1.66	9.63	1,000.00	1,016.84	1.66	8.44
ING Liquid Assets Portfolio

Class I	$1,000.00	$1,003.00	0.29%	$1.46	$1,000.00	$1,023.74	0.29%	$1.48
Class S	1,000.00	1,002.20	0.51	2.57	1,000.00	1,022.63	0.51	2.60
Class S2	1,000.00	1,002.20	0.55	2.78	1,000.00	1,022.43	0.55	2.80
ING Marsico Growth Portfolio

Class ADV	$1,000.00	$1,218.30	1.41%	$7.88	$1,000.00	$1,018.10	1.41%	$7.17
Class I	1,000.00	1,222.00	0.81	4.54	1,000.00	1,021.12	0.81	4.13
Class S	1,000.00	1,220.50	1.06	5.93	1,000.00	1,019.86	1.06	5.40
Class S2	1,000.00	1,219.90	1.21	6.77	1,000.00	1,019.11	1.21	6.16
ING Marsico International Opportunities Portfolio

Class ADV	$1,000.00	$1,187.90	1.29%	$7.11	$1,000.00	$1,018.70	1.29%	$6.56
Class I	1,000.00	1,192.90	0.69	3.81	1,000.00	1,021.73	0.69	3.52
Class S	1,000.00	1,189.60	0.94	5.19	1,000.00	1,020.47	0.94	4.79
Class S2	1,000.00	1,191.30	1.09	6.02	1,000.00	1,019.71	1.09	5.55
ING MFS Total Return Portfolio

Class ADV	$1,000.00	$1,128.40	1.30%	$6.97	$1,000.00	$1,018.65	1.30%	$6.61
Class I	1,000.00	1,131.80	0.70	3.76	1,000.00	1,021.68	0.70	3.57
Class S	1,000.00	1,130.60	0.95	5.10	1,000.00	1,020.42	0.95	4.84
Class S2	1,000.00	1,129.20	1.10	5.90	1,000.00	1,019.66	1.10	5.60

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2009	2009	Ratio	2009*	2009	2009	Ratio	2009*

ING MFS Utilities Portfolio

Class ADV	$1,000.00	$1,199.60	1.40%	$7.76	$1,000.00	$1,018.15	1.40%	$7.12
Class I	1,000.00	1,202.40	0.80	4.44	1,000.00	1,021.17	0.80	4.08
Class S	1,000.00	1,201.60	1.05	5.83	1,000.00	1,019.91	1.05	5.35
Class S2	1,000.00	1,198.90	1.20	6.65	1,000.00	1,019.16	1.20	6.11
ING PIMCO Total Return Bond Portfolio

Class ADV	$1,000.00	$1,072.90	1.16%	$6.06	$1,000.00	$1,019.36	1.16%	$5.90
Class I	1,000.00	1,076.00	0.56	2.93	1,000.00	1,022.38	0.56	2.85
Class S	1,000.00	1,075.10	0.81	4.24	1,000.00	1,021.12	0.81	4.13
Class S2	1,000.00	1,074.30	0.96	5.02	1,000.00	1,020.37	0.96	4.89
ING Pioneer Mid Cap Value Portfolio

Class ADV	$1,000.00	$1,204.50	1.25%	$6.95	$1,000.00	$1,018.90	1.25%	$6.36
Class I	1,000.00	1,207.70	0.65	3.62	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	1,206.90	0.90	5.01	1,000.00	1,020.67	0.90	4.58
Class S2	1,000.00	1,205.10	1.05	5.84	1,000.00	1,019.91	1.05	5.35
ING T. Rowe Price Capital Appreciation Portfolio

Class ADV	$1,000.00	$1,166.80	1.26%	$6.88	$1,000.00	$1,018.85	1.26%	$6.41
Class I	1,000.00	1,170.70	0.66	3.61	1,000.00	1,021.88	0.66	3.36
Class S	1,000.00	1,169.40	0.91	4.98	1,000.00	1,020.62	0.91	4.63
Class S2	1,000.00	1,168.50	1.06	5.79	1,000.00	1,019.86	1.06	5.40
ING T. Rowe Price Equity Income Portfolio

Class ADV	$1,000.00	$1,238.50	1.26%	$7.11	$1,000.00	$1,018.90	1.26%	$6.41
Class I	1,000.00	1,242.50	0.66	3.73	1,000.00	1,021.93	0.66	3.36
Class S	1,000.00	1,239.60	0.91	5.14	1,000.00	1,020.67	0.91	4.63
Class S2	1,000.00	1,238.60	1.06	5.98	1,000.00	1,019.86	1.06	5.40
ING Van Kampen Global Franchise Portfolio

Class ADV	$1,000.00	$1,230.10	1.59%	$8.94	$1,000.00	$1,017.19	1.59%	$8.08
Class I	1,000.00	1,234.70	0.99	5.58	1,000.00	1,020.21	0.99	5.04
Class S	1,000.00	1,233.50	1.24	6.98	1,000.00	1,018.95	1.24	6.31
Class S2	1,000.00	1,232.30	1.39	7.82	1,000.00	1,018.20	1.39	7.07
ING Van Kampen Global Tactical Asset Allocation Portfolio

Class S	$1,000.00	$1,152.00	1.18%	$6.40	$1,000.00	$1,019.26	1.18%	$6.01
ING Van Kampen Growth and Income Portfolio

Class ADV	$1,000.00	$1,251.50	1.26%	$7.15	$1,000.00	$1,018.85	1.26%	$6.41
Class I	1,000.00	1,255.80	0.66	3.75	1,000.00	1,021.88	0.66	3.36
Class S	1,000.00	1,253.70	0.91	5.17	1,000.00	1,020.62	0.91	4.63
Class S2	1,000.00	1,253.40	1.06	6.02	1,000.00	1,019.86	1.06	5.40

* Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Artio Foreign Portfolio, ING Clarion Global Real Estate Portfolio (formerly, ING Global Real Estate Portfolio), ING Evergreen Health Sciences Portfolio, ING FMRSM Diversified Mid Cap Portfolio, ING Global Resources Portfolio, ING Janus Contrarian Portfolio, ING JPMorgan Emerging Markets Equity Portfolio, ING Liquid Assets Portfolio, ING Marsico Growth Portfolio, ING Marsico International Opportunities Portfolio, ING MFS Total Return Portfolio, ING MFS Utilities Portfolio, ING PIMCO Total Return Bond Portfolio (formerly, ING PIMCO Core Bond Portfolio), ING Pioneer Mid Cap Value Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, ING Van Kampen Global Franchise Portfolio, ING Van Kampen Global Tactical Asset Allocation Portfolio, and ING Van Kampen Growth and Income Portfolio, each a series of ING Investors Trust, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Investors Trust as of December 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2010

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2009

	ING	ING	ING	ING
	Artio	Clarion Global	Evergreen	FMRSM Diversified
	Foreign	Real Estate	Health Sciences	Mid Cap
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$1,046,154,176	$372,792,829	$204,852,029	$1,017,577,552
Investments in affiliates**	—	1,240,472	—	—
Short-term investments at value***	23,867,420	12,034,194	—	77,368,039
Short-term investments in affiliates****	6,501,958	5,778,304	4,227,197	98,690,915
Cash	—	—	16,398	90,400
Foreign currencies at value*****	11,073,471	43,119	—	4,741,297
Receivables:
Investment securities sold	2,534,849	676,949	—	—
Fund shares sold	4,727,539	25,937	892,896	143,951
Dividends and interest	1,125,979	1,283,639	241,932	903,151
Unrealized appreciation on forward foreign currency contracts	413,574	—	—	—
Prepaid expenses	—	5,331	—	—
Reimbursement due from manager	—	74,747	—	—

Total assets	1,096,398,966	393,955,521	210,230,452	1,199,515,305

LIABILITIES:
Payable for investment securities purchased	1,707,668	1,730,090	—	36,993
Payable for fund shares redeemed	1,013,218	1,584,686	—	1,004,676
Payable upon receipt of securities loaned	24,359,775	12,108,743	—	77,717,799
Unrealized depreciation on forward foreign currency contracts	1,016,224	—	—	—
Payable to affiliates	979,089	319,621	174,414	821,290
Payable to custodian due to bank overdraft	578,981	—	—	—
Payable for trustee fees	—	2,765	—	—
Accrued foreign capital gains taxes	46,622	—	—	—
Other accrued expenses and liabilities	878	177,988	—	351

Total liabilities	29,702,455	15,923,893	174,414	79,581,109

NET ASSETS	$1,066,696,511	$378,031,628	$210,056,038	$1,119,934,196

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,570,014,473	$572,948,198	$219,733,100	$1,339,953,800
Undistributed net investment income	46,282	34,408,403	—	463,054
Accumulated net realized loss on investments and foreign currency related transactions	(622,652,476)	(316,911,267)	(35,276,881)	(402,502,695)
Net unrealized appreciation on investments and foreign currency related transactions	119,288,232	87,586,294	25,599,819	182,020,037

NET ASSETS	$1,066,696,511	$378,031,628	$210,056,038	$1,119,934,196

+ Including securities loaned at value	$23,818,688	$11,615,398	$—	$75,202,552
* Cost of investments in securities	$925,772,061	$285,203,956	$179,257,907	$835,172,767
** Cost of investments in affiliates	$—	$1,167,293	$—	$—
*** Cost of short-term investments	$24,359,775	$12,108,743	$—	$77,717,799
**** Cost of short-term investments in affiliates	$6,501,958	$5,778,304	$4,227,197	$98,690,915
***** Cost of foreign currencies	$11,057,517	$43,060	$—	$4,776,593

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2009 (continued)

	ING	ING	ING	ING
	Artio	Clarion Global	Evergreen	FMRSM Diversified
	Foreign	Real Estate	Health Sciences	Mid Cap
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$1,707,366	$834	$832	$11,364,068
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	158,014	90	82	967,171
Net asset value and redemption price per share	$10.81	$9.22	$10.13	$11.75
Class I:
Net assets	$275,234,513	$190,880,245	$7,890,340	$74,079,775
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	25,249,248	20,616,149	762,943	6,231,977
Net asset value and redemption price per share	$10.90	$9.26	$10.34	$11.89
Class S:
Net assets	$740,140,248	$184,852,768	$202,164,020	$984,825,133
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	68,465,018	20,047,080	19,649,623	83,116,390
Net asset value and redemption price per share	$10.81	$9.22	$10.29	$11.85
Class S2:
Net assets	$49,614,384	$2,297,781	$846	$49,665,220
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	4,608,990	248,232	82	4,204,590
Net asset value and redemption price per share	$10.76	$9.26	$10.26	$11.81

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2009

	ING	ING	ING	ING
	Global	Janus	JPMorgan Emerging	Liquid
	Resources	Contrarian	Markets Equity	Assets
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$962,376,051	$563,161,497	$1,023,111,716	$—
Short-term investments at value**	13,517,459	45,169,037	26,611,050	—
Short-term investments in affiliates***	9,132,000	—	—	—
Short-term investments at amortized cost	—	—	—	1,644,999,865
Repurchase agreement	—	—	—	252,708,000
Cash	129,353	410,210	15,629,884	229
Foreign currencies at value****	3,248	1,250,854	2,262,792	—
Receivables:
Investment securities sold	3,526,044	362,701	209,855	—
Fund shares sold	23,783	7,963	345,330	607,877
Dividends and interest	722,348	196,635	537,796	1,991,009
Unrealized appreciation on forward foreign currency contracts	—	677,418	—	—
Receivable for terminated investment contracts (Note 14)	—	140,803	—	—

Total assets	989,430,286	611,377,118	1,068,708,423	1,900,306,980

LIABILITIES:
Payable for investment securities purchased	7,406,975	—	873,315	—
Payable for fund shares redeemed	3,047,085	1,159,020	12,788,415	1,407,855
Payable upon receipt of securities loaned	13,674,324	45,492,796	27,250,563	—
Payable to affiliates	722,419	502,760	1,261,396	531,673
Payable for trustee fees	29,403	—	75,186	821

Total liabilities	24,880,206	47,154,576	42,248,875	1,940,349

NET ASSETS	$964,550,080	$564,222,542	$1,026,459,548	$1,898,366,631

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,141,526,003	$893,176,418	$786,949,433	$1,898,306,663
Undistributed net investment income (distributions in excess of net investment income)	8,487,257	(677,419)	5,687,070	—
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(280,457,375)	(416,248,026)	34,737,653	59,968
Net unrealized appreciation on investments and foreign currency related transactions	94,994,195	87,971,569	199,085,392	—

NET ASSETS	$964,550,080	$564,222,542	$1,026,459,548	$1,898,366,631

+ Including securities loaned at value	$13,148,131	$44,208,038	$26,197,755	$—
* Cost of investments in securities	$867,223,965	$475,584,078	$823,400,244	$—
** Cost of short-term investments	$13,674,324	$45,492,796	$27,250,563	$—
*** Cost of short-term investments in affiliates	$9,132,000	$—	$—	$—
**** Cost of foreign currencies	$3,284	$1,212,493	$2,249,299	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2009 (continued)

	ING	ING	ING	ING
	Global	Janus	JPMorgan Emerging	Liquid
	Resources	Contrarian	Markets Equity	Assets
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$4,007,050	$805,433	$4,140,030	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	228,263	77,464	206,964	n/a
Net asset value and redemption price per share	$17.55	$10.40	$20.00	n/a
Class I:
Net assets	$29,788,384	$15,845,285	$202,720,283	$153,189,537
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,654,954	1,494,573	9,946,065	153,164,244
Net asset value and redemption price per share	$18.00	$10.60	$20.38	$1.00
Class S:
Net assets	$902,260,180	$525,707,542	$786,256,265	$1,610,785,504
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	50,526,417	49,634,318	38,680,033	1,610,650,902
Net asset value and redemption price per share	$17.86	$10.59	$20.33	$1.00
Class S2:
Net assets	$28,494,466	$21,864,282	$33,342,970	$134,391,590
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,606,169	2,077,838	1,651,305	134,399,885
Net asset value and redemption price per share	$17.74	$10.52	$20.19	$1.00

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2009

		ING
	ING	Marsico	ING	ING
	Marsico	International	MFS	MFS
	Growth	Opportunities	Total Return	Utilities
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$720,063,093	$380,236,542	$1,051,952,223	$482,787,554
Short-term investments at value**	13,643,088	7,556,080	32,998,259	—
Short-term investments in affiliates***	33,651,017	11,475,358	—	—
Short-term investments at amortized cost	—	—	5,686,987	—
Cash	113,275	64,116	13,285	14,303,036
Foreign currencies at value****	—	3,841	—	16,376
Receivables:
Investment securities sold	—	213,322	29,312,776	4,220,225
Fund shares sold	36,678	288,097	3,450,127	31,614
Dividends and interest	1,083,257	457,563	4,541,532	1,372,234
Unrealized appreciation on forward foreign currency contracts	—	—	—	688,114
Prepaid expenses	—	5,882	—	5,433
Reimbursement due from manager	—	38,715	—	—

Total assets	768,590,408	400,339,516	1,127,955,189	503,424,586

LIABILITIES:
Payable for investment securities purchased	754,678	3,468,593	14,624,309	2,887,503
Payable for fund shares redeemed	2,632,901	646,875	32,151	567,254
Payable upon receipt of securities loaned	14,123,610	7,736,350	33,475,323	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	405,815
Payable to affiliates	639,481	261,096	833,237	397,134
Payable for trustee fees	—	6,982	—	6,769
Other accrued expenses and liabilities	—	179,852	—	192,999
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	—	9,627,309	—

Total liabilities	18,150,670	12,299,748	58,592,329	4,457,474

NET ASSETS	$750,439,738	$388,039,768	$1,069,362,860	$498,967,112

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,280,973,820	$553,729,905	$1,233,428,576	$598,853,500
Undistributed net investment income (distributions in excess of net investment income)	4,465,123	5,943,438	4,652,322	(282,298)
Accumulated net realized loss on investments and foreign currency related transactions	(667,801,688)	(222,875,218)	(233,528,905)	(138,174,164)
Net unrealized appreciation on investments and foreign currency related transactions	132,802,483	51,241,643	64,810,867	38,570,074

NET ASSETS	$750,439,738	$388,039,768	$1,069,362,860	$498,967,112

+ Including securities loaned at value	$13,703,907	$8,396,011	$32,730,716	$—
* Cost of investments in securities	$586,780,088	$328,837,656	$986,661,024	$444,490,684
** Cost of short-term investments	$14,123,610	$7,736,350	$33,475,323	$—
*** Cost of short-term investments in affiliates	$33,651,017	$11,475,358	$—	$—
**** Cost of foreign currencies	$—	$3,841	$—	$16,376

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2009 (continued)

		ING
	ING	Marsico	ING	ING
	Marsico	International	MFS	MFS
	Growth	Opportunities	Total Return	Utilities
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$4,312,588	$4,737,065	$2,183,533	$658,218
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301,896	451,849	159,475	55,009
Net asset value and redemption price per share	$14.29	$10.48	$13.69	$11.97
Class I:
Net assets	$182,448,291	$162,601,441	$127,025,269	$5,179,929
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	12,571,651	15,549,235	9,295,736	430,419
Net asset value and redemption price per share	$14.51	$10.46	$13.66	$12.03
Class S:
Net assets	$546,201,281	$220,700,575	$904,852,646	$493,128,129
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	38,001,297	21,192,161	66,062,363	41,099,412
Net asset value and redemption price per share	$14.37	$10.41	$13.70	$12.00
Class S2:
Net assets	$17,477,578	$687	$35,301,412	$836
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,224,242	65	2,595,889	69
Net asset value and redemption price per share	$14.28	$10.50	$13.60	$12.15

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2009

	ING	ING	ING	ING
	PIMCO Total	Pioneer	T. Rowe Price	T. Rowe Price
	Return Bond	Mid Cap Value	Capital Appreciation	Equity Income
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$2,466,587,118	$808,533,507	$3,205,691,797	$1,256,900,282
Short-term investments at value**	317,423,705	6,903,488	12,398,698	3,360,652
Short-term investments in affiliates***	—	8,013,608	—	—
Short-term investments at amortized cost	692,759,151	—	421,448,452	43,343,462
Cash	20,006,591	—	9,599,634	5,546,080
Foreign currencies at value****	4,060,570	—	—	—
Receivables:
Investment securities sold	38,242,768	1,653,968	147,271,368	2,019,034
Investment sold on a delayed-delivery or when-issued basis	460,566,297	—	—	—
Fund shares sold	20,124,579	2,242,723	229,442	704,673
Dividends and interest	22,025,498	1,141,978	9,860,847	2,029,189
Variation margin receivable	3,743	—	—	—
Unrealized appreciation on forward foreign currency contracts	2,536,690	—	—	—
Upfront payments made on swap agreements	4,216,141	—	—	—
Unrealized appreciation on swap agreements	12,923,007	—	—	—

Total assets	4,061,475,858	828,489,272	3,806,500,238	1,313,903,372

LIABILITIES:
Payable for investment securities purchased	4,695,655	298,517	207,136,768	3,471,842
Payable for fund shares redeemed	672,590	392,884	4,754,303	4,444,810
Payable for cash collateral held at broker	1,032,023	—	—	—
Payable upon receipt of securities loaned	48,111,687	6,946,360	12,909,122	3,797,316
Sales commitments, at value (Note 2)^ ^	10,458,438	—	—	—
Unrealized depreciation on forward foreign currency contracts	542,857	—	—	—
Upfront payments received on swap agreements	1,924,551	—	—	—
Unrealized depreciation on swap agreements	1,616,042	—	—	—
Payable for collateral due to counterparties	12,828,000	—	—	—
Payable to affiliates	2,245,863	564,770	2,659,041	928,774
Written options^	4,984,279	—	8,792,906	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	587,009,266	—	—	—

Total liabilities	676,121,251	8,202,531	236,252,140	12,642,742

NET ASSETS	$3,385,354,607	$820,286,741	$3,570,248,098	$1,301,260,630

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,045,859,518	$1,036,512,749	$3,679,163,795	$1,453,457,944
Undistributed net investment income	160,363,523	1,988,220	18,386,359	3,812,458
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, written options and sales commitments	93,482,975	(289,411,702)	(503,780,619)	(124,296,105)
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, written options and sales commitments	85,648,591	71,197,474	376,478,563	(31,713,667)

NET ASSETS	$3,385,354,607	$820,286,741	$3,570,248,098	$1,301,260,630

+ Including securities loaned at value	$47,977,974	$6,747,721	$12,483,736	$3,626,671
* Cost of investments in securities	$2,411,655,679	$737,293,161	$2,829,056,299	$1,288,174,192
** Cost of short-term investments	$317,816,993	$6,946,360	$12,909,122	$3,797,316
*** Cost of short-term investments in affiliates	$—	$8,013,608	$—	$—
**** Cost of foreign currencies	$3,896,610	$—	$—	$—
^ Premiums received on written options	$11,929,081	$—	$9,146,395	$—
^ ^ Cost of sales commitments	$10,502,968	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2009 (continued)

	ING	ING	ING	ING
	PIMCO Total	Pioneer	T. Rowe Price	T. Rowe Price
	Return Bond	Mid Cap Value	Capital Appreciation	Equity Income
	Portfolio	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$1,129	$462,405	$37,968,154	$17,600,638
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	94	49,951	1,909,397	1,702,098
Net asset value and redemption price per share	$12.01	$9.26	$19.88	$10.34
Class I:
Net assets	$266,881,218	$237,581,009	$306,468,348	$337,251,371
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	21,849,050	25,301,451	15,188,515	32,428,249
Net asset value and redemption price per share	$12.21	$9.39	$20.18	$10.40
Class S:
Net assets	$3,044,601,754	$582,242,556	$3,140,971,593	$891,492,248
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	249,231,589	62,043,097	155,508,931	85,603,420
Net asset value and redemption price per share	$12.22	$9.38	$20.20	$10.41
Class S2:
Net assets	$73,870,506	$771	$84,840,003	$54,916,373
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,076,850	81	4,217,231	5,304,277
Net asset value and redemption price per share	$12.16	$9.48	$20.12	$10.35

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2009

	ING	ING	ING
	Van Kampen	Van Kampen Global	Van Kampen
	Global Franchise	Tactical Asset Allocation	Growth and Income
	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$325,136,420	$34,483,890	$623,058,323
Short-term investments at value**	2,684,069	—	6,032,375
Short-term investments in affiliates***	—	—	8,000,000
Cash	12,528,042	5,019,273	9,590,087
Restricted cash (Note 2)	—	20,750,000	—
Cash collateral for futures	—	940,693	—
Foreign currencies at value****	239,509	341,399	—
Receivables:
Investment securities sold	—	416	61,507
Fund shares sold	—	373,380	475,132
Dividends and interest	502,638	124,618	1,039,263
Unrealized appreciation on forward foreign currency contracts	1,124,560	48,145	—
Prepaid expenses	—	604	—
Reimbursement due from manager	—	10,603	—

Total assets	342,215,238	62,093,021	648,256,687

LIABILITIES:
Payable for fund shares redeemed	311,879	—	30,120
Payable upon receipt of securities loaned	2,829,587	—	6,368,468
Unrealized depreciation on forward foreign currency contracts	—	89,474	—
Payable to affiliates	358,131	55,506	492,922
Payable for trustee fees	—	353	—
Other accrued expenses and liabilities	—	35,496	—

Total liabilities	3,499,597	180,829	6,891,510

NET ASSETS	$338,715,641	$61,912,192	$641,365,177

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$324,673,981	$58,649,243	$677,848,403
Undistributed net investment income (distributions in excess of net investment income)	309,355	(13,103)	1,532,079
Accumulated net realized gain (loss) on investments, foreign currency related transactions, and futures	(19,080,356)	277,147	(97,575,030)
Net unrealized appreciation on investments, foreign currency related transactions, and futures	32,812,661	2,998,905	59,559,725

NET ASSETS	$338,715,641	$61,912,192	$641,365,177

+ Including securities loaned at value	$2,734,020	$—	$6,165,489
* Cost of investments in securities	$293,316,675	$31,635,682	$563,162,505
** Cost of short-term investments	$2,829,587	$—	$6,368,468
*** Cost of short-term investments in affiliates	$—	$—	$8,000,000
**** Cost of foreign currencies	$242,401	$337,641	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2009 (continued)

	ING	ING	ING
	Van Kampen	Van Kampen Global	Van Kampen
	Global Franchise	Tactical Asset Allocation	Growth and Income
	Portfolio	Portfolio	Portfolio

Class ADV:
Net assets	$783	n/a	$2,691,771
Shares authorized	unlimited	n/a	unlimited
Par value	$0.001	n/a	$0.001
Shares outstanding	63	n/a	139,227
Net asset value and redemption price per share	$12.42	n/a	$19.33
Class I:
Net assets	$832	n/a	$16,613,792
Shares authorized	unlimited	n/a	unlimited
Par value	$0.001	n/a	$0.001
Shares outstanding	66	n/a	864,005
Net asset value and redemption price per share	$12.54	n/a	$19.23
Class S:
Net assets	$277,783,815	$61,912,192	$570,662,396
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	22,124,509	6,419,826	29,502,882
Net asset value and redemption price per share	$12.56	$9.64	$19.34
Class S2:
Net assets	$60,930,211	n/a	$51,397,218
Shares authorized	unlimited	n/a	unlimited
Par value	$0.001	n/a	$0.001
Shares outstanding	4,880,542	n/a	2,668,710
Net asset value and redemption price per share	$12.48	n/a	$19.26

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2009

	ING	ING	ING	ING
	Artio	Clarion Global	Evergreen	FMRSM Diversified
	Foreign	Real Estate	Health Sciences	Mid Cap
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$39,439,703	$15,185,208	$1,746,914	$10,315,871
Interest	677,310	175,999	—	189,311
Securities lending income, net	2,661,110	184,373	—	2,310,679

Total investment income	42,778,123	15,545,580	1,746,914	12,815,861

EXPENSES:
Investment management fees	—	3,055,032	—	—
Unified fees	12,730,077	—	1,424,693	6,329,367
Distribution and service fees:
Class ADV	11,209	4	7	64,114
Class S	1,569,952	388,137	460,741	2,013,497
Class S2	209,092	9,296	3	197,525
Transfer agent fees	—	1,195	—	—
Administrative service fees	—	386,129	—	—
Shareholder reporting expense	—	147,018	—	—
Professional fees	—	46,792	—	—
Custody and accounting expense	—	208,821	—	—
Trustee fees and expenses	108,998	12,903	12,656	66,776
Miscellaneous expense	—	28,274	—	—
Interest expense	3,605	788	—	43

Total expenses	14,632,933	4,284,389	1,898,100	8,671,322
Net waived and reimbursed fees	(135,604)	(443,681)	(8,154)	(112,716)
Brokerage commission recapture	(24,684)	—	(26,468)	—

Net expenses	14,472,645	3,840,708	1,863,478	8,558,606

Net investment income (loss)	28,305,478	11,704,872	(116,564)	4,257,255

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized loss on:
Investments (net of Indian capital gains tax withheld)**	(91,143,372)	(149,507,818)	(16,963,053)	(71,968,474)
Foreign currency related transactions	(24,243,368)	(284,659)	(19,315)	(2,168)

Net realized loss on investments and foreign currency related transactions	(115,386,740)	(149,792,477)	(16,982,368)	(71,970,642)

Net change in unrealized appreciation or depreciation on:
Investments (net of Indian capital gains tax accrued)***	380,558,985	255,136,186	51,800,993	397,846,752
Foreign currency related transactions	10,386,638	(3,579)	4,439	(4,370)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	390,945,623	255,132,607	51,805,432	397,842,382

Net realized and unrealized gain on investments and foreign currency related transactions	275,558,883	105,340,130	34,823,064	325,871,740

Increase in net assets resulting from operations	$303,864,361	$117,045,002	$34,706,500	$330,128,995

* Foreign taxes withheld	$4,601,429	$963,694	$88,354	$185,771
** Foreign tax on sale of Indian investments	$73,316	$—	$—	$—
*** Foreign tax accrued on Indian investments	$46,622	$—	$—	$—
(1) Dividends from affiliates	$196,930	$64,982	$28,787	$167,597

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2009

	ING	ING	ING	ING
	Global	Janus	JPMorgan Emerging	Liquid
	Resources	Contrarian	Markets Equity	Assets
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$16,018,706	$6,280,483	$18,226,282	$—
Interest	—	555,263	4,071	15,133,014
Securities lending income, net	141,370	769,768	354,099	—

Total investment income	16,160,076	7,605,514	18,584,452	15,133,014

EXPENSES:
Unified fees	5,514,292	4,555,706	11,311,301	6,514,575
Distribution and service fees:
Class ADV	20,214	4,455	22,683	—
Class S	1,981,363	1,165,330	1,592,063	5,349,329
Class S2	123,039	95,184	134,266	764,676
Trustee fees and expenses	77,326	40,178	58,740	151,960
Guarantee fees (Note 17)	—	—	—	650,207
Interest expense	1,699	13,386	9,790	—

Total expenses	7,717,933	5,874,239	13,128,843	13,430,747
Net waived and reimbursed fees	(40,153)	(106,545)	(31,390)	(1,149,064)
Brokerage commission recapture	—	(77,936)	(3,748)	—

Net expenses	7,677,780	5,689,758	13,093,705	12,281,683

Net investment income	8,482,296	1,915,756	5,490,747	2,851,331

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld)**	(146,481,094)	(273,671,592)	118,310,180	1,946,597
Foreign currency related transactions	(798)	(1,460,571)	(737,021)	—

Net realized gain (loss) on investments and foreign currency related transactions	(146,481,892)	(275,132,163)	117,573,159	1,946,597

Net change in unrealized appreciation or depreciation on:
Investments	415,280,851	456,297,446	371,829,184	—
Foreign currency related transactions	5,517	711,722	260,032	—

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	415,286,368	457,009,168	372,089,216	—

Net realized and unrealized gain on investments and foreign currency related transactions	268,804,476	181,877,005	489,662,375	1,946,597

Increase in net assets resulting from operations	$277,286,772	$183,792,761	$495,153,122	$4,797,928

* Foreign taxes withheld	$534,543	$191,943	$1,182,195	$—
** Foreign tax on sale of Indian investments	$—	$—	$96,537	$—
(1) Dividends from affiliates	$40,668	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2009

	ING	ING	ING	ING
	Marsico	Marsico	MFS	MFS
	Growth	International Opportunities	Total Return	Utilities
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$11,226,390	$8,328,821	$17,402,695	$23,802,324
Interest	—	565	19,077,933	1,075,255
Securities lending income, net	248,050	44,457	96,361	—

Total investment income	11,474,440	8,373,843	36,576,989	24,877,579

EXPENSES:
Investment management fees	—	2,328,144	—	2,579,877
Unified fees	5,745,676	—	6,846,322	—
Distribution and service fees:
Class ADV	30,074	35,061	14,181	4,558
Class S	1,195,720	511,189	2,101,502	1,061,457
Class S2	76,202	—	164,033	5
Transfer agent fees	—	1,413	—	1,388
Administrative service fees	—	431,134	—	429,974
Shareholder reporting expense	—	172,084	—	180,069
Registration fees	—	490	—	327
Professional fees	—	40,149	—	58,199
Custody and accounting expense	—	197,237	—	146,274
Trustee fees and expenses	50,255	16,655	68,324	17,203
Miscellaneous expense	—	51,754	—	25,839
Interest expense	668	164	1,224	191

Total expenses	7,098,595	3,785,474	9,195,586	4,505,361
Net waived and reimbursed fees	(48,120)	(255,116)	(35,643)	(913)
Brokerage commission recapture	—	—	(78,043)	(68,651)

Net expenses	7,050,475	3,530,358	9,081,900	4,435,797

Net investment income	4,423,965	4,843,485	27,495,089	20,441,782

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	(16,525,179)	(47,802,681)	(72,749,361)	(85,652,172)
Foreign currency related transactions	(678)	(648,503)	511	(681,420)

Net realized loss on investments and foreign currency related transactions	(16,525,857)	(48,451,184)	(72,748,850)	(86,333,592)

Net change in unrealized appreciation or depreciation on:
Investments	193,708,102	189,939,768	210,175,198	191,663,949
Foreign currency related transactions	—	6,364	(5,850)	(1,207,347)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	193,708,102	189,946,132	210,169,348	190,456,602

Net realized and unrealized gain on investments and foreign currency related transactions	177,182,245	141,494,948	137,420,498	104,123,010

Increase in net assets resulting from operations	$181,606,210	$146,338,433	$164,915,587	$124,564,792

* Foreign taxes withheld	$106,876	$827,350	$212,957	$996,928
(1) Dividends from affiliates	$108,675	$68,459	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2009

	ING	ING	ING	ING
	PIMCO Total	Pioneer	T. Rowe Price	T. Rowe Price
	Return Bond	Mid Cap Value	Capital Appreciation	Equity Income
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$4,141,657	$17,658,979	$56,095,466	$30,793,563
Interest	164,696,469	—	43,756,696	243,710
Securities lending income, net	36,951	145,072	115,331	329,431

Total investment income	168,875,077	17,804,051	99,967,493	31,366,704

EXPENSES:
Unified fees	19,609,422	5,376,874	19,540,301	6,937,715
Distribution and service fees:
Class ADV	10	1,103	257,561	106,483
Class S	6,655,687	1,293,100	6,711,328	1,869,361
Class S2	339,097	3	379,580	215,576
Trustee fees and expenses	221,860	58,312	190,550	76,175
Interest expense	2,740	19	—	—

Total expenses	26,828,816	6,729,411	27,079,320	9,205,310
Net waived and reimbursed fees	(398,967)	(13,658)	(127,428)	(64,412)
Brokerage commission recapture	—	(136,908)	(64,556)	(8,072)

Net expenses	26,429,849	6,578,845	26,887,336	9,132,826

Net investment income	142,445,228	11,225,206	73,080,157	22,233,878

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, WRITTEN OPTIONS, AND SALES COMMITMENTS:
Net realized gain (loss) on:
Investments	114,861,889	(96,730,240)	(206,368,896)	(72,975,678)
Foreign currency related transactions	(11,823,574)	—	(239,965)	804
Futures	46,626,780	—	—	—
Swaps	21,327,600	—	—	—
Written options	(2,693,859)	—	(414,936)	—
Sales commitments	(6,520,241)	—	—	—

Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	161,778,595	(96,730,240)	(207,023,797)	(72,974,874)

Net change in unrealized appreciation or depreciation on:
Investments	179,726,421	286,314,951	1,000,294,449	321,360,598
Foreign currency related transactions	9,043,812	—	45,575	(908)
Futures	(40,858,270)	—	—	—
Swaps	33,268,373	—	—	—
Written options	18,752,738	—	492,338	—
Sales commitments	1,427,217	—	—	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	201,360,291	286,314,951	1,000,832,362	321,359,690

Net realized and unrealized gain on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	363,138,886	189,584,711	793,808,565	248,384,816

Increase in net assets resulting from operations	$505,584,114	$200,809,917	$866,888,722	$270,618,694

* Foreign taxes withheld	$—	$13,222	$189,397	$229,989
(1) Dividends from affiliates	$—	$44,838	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2009

	ING	ING	ING
	Van Kampen	Van Kampen Global	Van Kampen
	Global Franchise	Tactical Asset Allocation	Growth and Income
	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$7,922,020	$554,741	$12,995,140
Interest	1,051	196,299	10,721
Securities lending income, net	148,792	—	91,021

Total investment income	8,071,863	751,040	13,096,882

EXPENSES:
Investment management fees	—	323,888	—
Unified fees	2,821,948	—	3,652,230
Distribution and service fees:
Class ADV	6	—	13,700
Class S	580,797	107,963	1,249,080
Class S2	268,590	—	223,079
Transfer agent fees	—	400	—
Administrative service fees	—	43,185	—
Shareholder reporting expense	—	16,490	—
Registration fees	—	172	—
Professional fees	—	19,005	—
Custody and accounting expense	—	56,031	—
Trustee fees and expenses	19,401	1,095	38,959
Offering expense	—	24,141	—
Miscellaneous expense	—	4,418	—

Total expenses	3,690,742	596,788	5,177,048
Net waived and reimbursed fees	(53,719)	(86,749)	(47,356)

Net expenses	3,637,023	510,039	5,129,692

Net investment income	4,434,840	241,001	7,967,190

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES
Net realized gain (loss) on:
Investments	(17,930,784)	31,016	(54,797,764)
Foreign currency related transactions	(2,866,006)	898,015	(1,363)
Futures	—	2,779,564	—

Net realized gain (loss) on investments, foreign currency related transactions, and futures	(20,796,790)	3,708,595	(54,799,127)

Net change in unrealized appreciation or depreciation on:
Investments	91,283,127	4,802,838	171,291,761
Foreign currency related transactions	(122,601)	(128,941)	—
Futures	—	26,273	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	91,160,526	4,700,170	171,291,761

Net realized and unrealized gain on investments, foreign currency related transactions, and futures	70,363,736	8,408,765	116,492,634

Increase in net assets resulting from operations	$74,798,576	$8,649,766	$124,459,824

* Foreign taxes withheld	$368,002	$26,870	$326,412
(1) Dividends from affiliates	$—	$2,026	$24

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

			ING Clarion
	ING Artio Foreign Portfolio		Global Real Estate Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$28,305,478	$38,970,335	$11,704,872	$10,907,779
Net realized loss on investments and foreign currency related transactions	(115,386,740)	(476,933,020)	(149,792,477)	(109,549,730)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	390,945,623	(667,597,357)	255,132,607	(165,613,176)

Increase (decrease) in net assets resulting from operations	303,864,361	(1,105,560,042)	117,045,002	(264,255,127)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(29,459)	—	(12)	—
Class I	(39,344,498)	—	(6,266,937)	—
Class S	(21,498,700)	—	(3,949,862)	—
Class S2	(1,301,536)	—	(42,926)	—
Net realized gains:
Class ADV	—	(586,936)	—	—
Class I	—	(104,841,608)	—	—
Class S	—	(95,407,609)	—	—
Class S2	—	(6,639,190)	—	—

Total distributions	(62,174,193)	(207,475,343)	(10,259,737)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	301,051,126	649,901,097	101,101,716	378,926,835
Proceeds from shares issued in merger (Note 15)	78,581,343	—	—	112,830,893
Reinvestment of distributions	62,174,193	207,475,339	10,259,725	—

	441,806,662	857,376,436	111,361,441	491,757,728
Cost of shares redeemed	(1,097,628,887)	(496,081,971)	(258,120,125)	(105,494,739)

Net increase (decrease) in net assets resulting from capital share transactions	(655,822,225)	361,294,465	(146,758,684)	386,262,989

Net increase (decrease) in net assets	(414,132,057)	(951,740,920)	(39,973,419)	122,007,862

NET ASSETS:
Beginning of year	1,480,828,568	2,432,569,488	418,005,047	295,997,185

End of year	$1,066,696,511	$1,480,828,568	$378,031,628	$418,005,047

Undistributed net investment income at end of year	$46,282	$56,253,901	$34,408,403	$10,208,942

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Evergreen		ING FMRSM Diversified
	Health Sciences Portfolio		Mid Cap Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income (loss)	$(116,564)	$(152,053)	$4,257,255	$6,184,075
Net realized loss on investments and foreign currency related transactions	(16,982,368)	(17,378,140)	(71,970,642)	(282,737,458)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	51,805,432	(56,213,273)	397,842,382	(306,667,852)

Increase (decrease) in net assets resulting from operations	34,706,500	(73,743,466)	330,128,995	(583,221,235)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(19,288)	(12,572)
Class I	—	(25,085)	(540,731)	(2,669,417)
Class S	—	(292,092)	(3,977,792)	(6,889,838)
Class S2	—	(1)	(145,353)	(187,524)
Net realized gains:
Class ADV	—	(52)	—	(577,721)
Class I	—	(319,825)	—	(15,917,976)
Class S	—	(10,422,979)	—	(70,803,645)
Class S2	—	(51)	—	(3,748,818)

Total distributions	—	(11,060,085)	(4,683,164)	(100,807,511)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	35,241,844	88,855,516	132,255,795	216,463,624
Reinvestment of distributions	—	11,059,981	4,683,164	100,807,511

	35,241,844	99,915,497	136,938,959	317,271,135
Cost of shares redeemed	(46,754,190)	(52,743,056)	(229,483,732)	(301,206,113)

Net increase (decrease) in net assets resulting from capital share transactions	(11,512,346)	47,172,441	(92,544,773)	16,065,022

Net increase (decrease) in net assets	23,194,154	(37,631,110)	232,901,058	(667,963,724)

NET ASSETS:
Beginning of year	186,861,884	224,492,994	887,033,138	1,554,996,862

End of year	$210,056,038	$186,861,884	$1,119,934,196	$887,033,138

Undistributed net investment income at end of year	$—	$—	$463,054	$951,879

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Resources Portfolio		ING Janus Contrarian Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$8,482,296	$8,187,576	$1,915,756	$6,156,550
Net realized loss on investments and foreign currency related transactions	(146,481,892)	(130,640,928)	(275,132,163)	(138,675,469)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	415,286,368	(416,194,070)	457,009,168	(443,310,320)

Increase (decrease) in net assets resulting from operations	277,286,772	(538,647,422)	183,792,761	(575,829,239)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,149)	(49,697)	(3,920)	(3,576)
Class I	(148,080)	(697,236)	(1,252,469)	(1,689,372)
Class S	(2,569,702)	(17,988,301)	(2,830,768)	(4,002,928)
Class S2	(10,643)	(523,523)	(62,166)	(120,639)
Net realized gains:
Class ADV	—	(496,790)	—	(62,115)
Class I	—	(6,406,278)	—	(29,262,569)
Class S	—	(183,603,401)	—	(92,909,811)
Class S2	—	(6,151,835)	—	(4,095,571)

Total distributions	(2,729,574)	(215,917,061)	(4,149,323)	(132,146,581)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	105,623,966	370,826,041	60,505,996	504,829,806
Reinvestment of distributions	2,729,574	215,917,057	4,149,323	132,146,581

	108,353,540	586,743,098	64,655,319	636,976,387
Cost of shares redeemed	(158,387,653)	(210,655,245)	(303,521,715)	(155,032,794)

Net increase (decrease) in net assets resulting from capital share transactions	(50,034,113)	376,087,853	(238,866,396)	481,943,593

Net increase (decrease) in net assets	224,523,085	(378,476,630)	(59,222,958)	(226,032,227)

NET ASSETS:
Beginning of year	740,026,995	1,118,503,625	623,445,500	849,477,727

End of year	$964,550,080	$740,026,995	$564,222,542	$623,445,500

Undistributed net investment income (distributions in excess of net investment income) at end of year	$8,487,257	$2,661,133	$(677,419)	$1,023,119

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING JPMorgan
	Emerging Markets Equity Portfolio		ING Liquid Assets Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$5,490,747	$18,221,692	$2,851,331	$48,472,309
Net realized gain (loss) on investments and foreign currency related transactions	117,573,159	(58,193,944)	1,946,597	3,334,551
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	372,089,216	(687,711,611)	—	—

Increase (decrease) in net assets resulting from operations	495,153,122	(727,683,863)	4,797,928	51,806,860

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(26,418)	(107,328)	—	—
Class I	(4,636,194)	(7,651,816)	(593,492)	(5,420,834)
Class S	(9,131,144)	(18,711,421)	(2,258,532)	(40,674,110)
Class S2	(309,405)	(775,488)	(80,687)	(2,377,406)
Net realized gains:
Class ADV	—	(274,968)	—	—
Class I	—	(17,248,417)	(416,571)	—
Class S	—	(46,162,574)	(4,358,164)	—
Class S2	—	(2,113,690)	(320,466)	—

Total distributions	(14,103,161)	(93,045,702)	(8,027,912)	(48,472,350)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	210,885,294	314,430,283	649,924,501	2,206,467,956
Reinvestment of distributions	14,103,161	93,045,702	8,027,912	48,472,350

	224,988,455	407,475,985	657,952,413	2,254,940,306
Cost of shares redeemed	(370,984,188)	(255,956,948)	(1,593,926,118)	(796,495,613)

Net increase (decrease) in net assets resulting from capital share transactions	(145,995,733)	151,519,037	(935,973,705)	1,458,444,693

Net increase (decrease) in net assets	335,054,228	(669,210,528)	(939,203,689)	1,461,779,203

NET ASSETS:
Beginning of year	691,405,320	1,360,615,848	2,837,570,320	1,375,791,117

End of year	$1,026,459,548	$691,405,320	$1,898,366,631	$2,837,570,320

Undistributed net investment income at end of year	$5,687,070	$14,091,668	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Marsico Growth Portfolio		ING Marsico International Opportunities Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$4,423,965	$7,061,311	$4,843,485	$8,052,092
Net realized loss on investments and foreign currency related transactions	(16,525,857)	(172,980,273)	(48,451,184)	(172,434,724)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	193,708,102	(307,509,003)	189,946,132	(204,023,240)

Increase (decrease) in net assets resulting from operations	181,606,210	(473,427,965)	146,338,433	(368,405,872)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(338)	—	(26,436)	—
Class I	(2,709,502)	(2,826,416)	(3,790,387)	(3,347,988)
Class S	(4,239,273)	(3,412,891)	(2,534,412)	(3,151,483)
Class S2	(109,645)	(65,632)	(2)	(3)
Net realized gains:
Class ADV	—	—	—	(817,597)
Class I	—	—	—	(28,553,001)
Class S	—	—	—	(32,639,360)
Class S2	—	—	—	(94)

Total distributions	(7,058,758)	(6,304,939)	(6,351,237)	(68,509,526)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	88,619,159	376,689,536	55,615,773	347,733,759
Proceeds from shares issued in merger (Note 15)	—	29,783,314	—	—
Reinvestment of distributions	7,058,758	6,304,939	6,351,235	68,509,430

	95,677,917	412,777,789	61,967,008	416,243,189
Cost of shares redeemed	(242,128,705)	(231,149,367)	(222,951,184)	(153,621,919)

Net increase (decrease) in net assets resulting from capital share transactions	(146,450,788)	181,628,422	(160,984,176)	262,621,270

Net increase (decrease) in net assets	28,096,664	(298,104,482)	(20,996,980)	(174,294,128)

NET ASSETS:
Beginning of year	722,343,074	1,020,447,556	409,036,748	583,330,876

End of year	$750,439,738	$722,343,074	$388,039,768	$409,036,748

Undistributed net investment income at end of year	$4,465,123	$7,048,194	$5,943,438	$6,348,125

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING MFS Total Return Portfolio		ING MFS Utilities Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$27,495,089	$36,060,798	$20,441,782	$14,301,294
Net realized loss on investments and foreign currency related transactions	(72,748,850)	(133,827,089)	(86,333,592)	(49,286,086)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	210,169,348	(212,084,926)	190,456,602	(222,760,218)

Increase (decrease) in net assets resulting from operations	164,915,587	(309,851,217)	124,564,792	(257,745,010)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(45,051)	(108,250)	(29,699)	(24,533)
Class I	(3,291,532)	(9,983,864)	(258,769)	(258,149)
Class S	(21,266,755)	(62,108,454)	(23,268,684)	(18,397,409)
Class S2	(786,743)	(2,373,456)	(42)	(18)
Net realized gains:
Class ADV	—	(252,657)	—	(122,844)
Class I	—	(15,327,313)	—	(883,046)
Class S	—	(102,984,033)	—	(66,709,131)
Class S2	—	(4,167,743)	—	(121)
Return of capital:
Class ADV	—	—	(855)	—
Class I	—	—	(6,398)	—
Class S	—	—	(613,261)	—
Class S2	—	—	(1)	—

Total distributions	(25,390,081)	(197,305,770)	(24,177,709)	(86,395,251)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	61,821,883	30,506,413	33,503,162	197,205,957
Reinvestment of distributions	25,390,081	197,305,770	24,177,666	86,395,109

	87,211,964	227,812,183	57,680,828	283,601,066
Cost of shares redeemed	(150,738,563)	(250,375,226)	(69,462,115)	(126,678,442)

Net increase (decrease) in net assets resulting from capital share transactions	(63,526,599)	(22,563,043)	(11,781,287)	156,922,624

Net increase (decrease) in net assets	75,998,907	(529,720,030)	88,605,796	(187,217,637)

NET ASSETS:
Beginning of year	993,363,953	1,523,083,983	410,361,316	597,578,953

End of year	$1,069,362,860	$993,363,953	$498,967,112	$410,361,316

Undistributed net investment income (distributions in excess of net investment income) at end of year	$4,652,322	$2,159,322	$(282,298)	$3,514,534

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING PIMCO		ING Pioneer
	Total Return Bond Portfolio		Mid Cap Value Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$142,445,228	$141,520,410	$11,225,206	$12,339,400
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	161,778,595	125,754,625	(96,730,240)	(190,736,735)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	201,360,291	(179,224,468)	286,314,951	(218,290,549)

Increase (decrease) in net assets resulting from operations	505,584,114	88,050,567	200,809,917	(396,687,884)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(40)	(29)	(5,285)	(613)
Class I	(42,033,776)	(34,408,216)	(3,362,117)	(8,372,291)
Class S	(106,049,253)	(57,382,611)	(6,485,491)	(9,677,398)
Class S2	(2,475,980)	(1,726,821)	(8)	(1)
Net realized gains:
Class ADV	(37)	(9)	—	(55)
Class I	(32,756,473)	(8,611,071)	—	(24,090,966)
Class S	(86,086,513)	(14,818,928)	—	(33,595,804)
Class S2	(2,109,392)	(476,347)	—	(55)

Total distributions	(271,511,464)	(117,424,032)	(9,852,901)	(75,737,183)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,115,482,816	1,927,265,265	123,698,321	239,058,575
Proceeds from shares issued in merger (Note 15)	—	—	—	199,520,963
Reinvestment of distributions	271,511,388	117,423,993	9,852,893	75,737,073

	1,386,994,204	2,044,689,258	133,551,214	514,316,611
Cost of shares redeemed	(1,226,719,962)	(984,341,821)	(322,432,866)	(236,940,954)

Net increase (decrease) in net assets resulting from capital share transactions	160,274,242	1,060,347,437	(188,881,652)	277,375,657

Net increase (decrease) in net assets	394,346,892	1,030,973,972	2,075,364	(195,049,410)

NET ASSETS:
Beginning of year	2,991,007,715	1,960,033,743	818,211,377	1,013,260,787

End of year	$3,385,354,607	$2,991,007,715	$820,286,741	$818,211,377

Undistributed net investment income at end of year	$160,363,523	$152,915,061	$1,988,220	$948,624

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING T. Rowe Price		ING T. Rowe Price
	Capital Appreciation Portfolio		Equity Income Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$73,080,157	$67,800,901	$22,233,878	$30,763,298
Net realized loss on investments, foreign currency related transactions, and written options	(207,023,797)	(294,712,243)	(72,974,874)	(40,369,151)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	1,000,832,362	(773,336,006)	321,359,690	(508,314,325)

Increase (decrease) in net assets resulting from operations	866,888,722	(1,000,247,348)	270,618,694	(517,920,178)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(540,701)	(1,350,577)	(231,679)	(559,290)
Class I	(5,674,503)	(9,808,739)	(5,852,076)	(9,653,837)
Class S	(52,594,413)	(123,597,133)	(13,678,234)	(40,882,437)
Class S2	(1,311,433)	(3,564,954)	(782,644)	(2,206,242)
Net realized gains:
Class ADV	—	(4,687,155)	—	(1,636,095)
Class I	—	(19,684,994)	—	(16,429,590)
Class S	—	(275,754,156)	—	(81,051,772)
Class S2	—	(9,261,801)	—	(4,768,746)

Total distributions	(60,121,050)	(447,709,509)	(20,544,633)	(157,188,009)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	337,850,104	457,182,583	225,539,978	216,850,594
Proceeds from shares issued in merger (Note 15)	—	—	13,545,424	—
Reinvestment of distributions	60,121,050	447,709,509	20,544,633	157,188,009

	397,971,154	904,892,092	259,630,035	374,038,603
Cost of shares redeemed	(284,167,233)	(331,192,189)	(143,149,450)	(186,547,768)

Net increase in net assets resulting from capital share transactions	113,803,921	573,699,903	116,480,585	187,490,835

Net increase (decrease) in net assets	920,571,593	(874,256,954)	366,554,646	(487,617,352)

NET ASSETS:
Beginning of year	2,649,676,505	3,523,933,459	934,705,984	1,422,323,336

End of year	$3,570,248,098	$2,649,676,505	$1,301,260,630	$934,705,984

Undistributed net investment income at end of year	$18,386,359	$4,862,379	$3,812,458	$2,122,409

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Van Kampen		ING Van Kampen Global
	Global Franchise Portfolio		Tactical Asset Allocation Portfolio
	Year Ended	Year Ended	Year Ended	September 17, 2008(1)
	December 31,	December 31,	December 31,	to December 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$4,434,840	$8,567,912	$241,001	$63,878
Net realized gain (loss) on investments, foreign currency related transactions, and futures	(20,796,790)	19,802,486	3,708,595	(1,791,944)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	91,160,526	(146,810,217)	4,700,170	(1,701,265)

Increase (decrease) in net assets resulting from operations	74,798,576	(118,439,819)	8,649,766	(3,429,331)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(50)	(14)	—	—
Class I	(60)	(22)	—	—
Class S	(16,533,341)	(5,644,849)	(1,027,574)	—
Class S2	(3,805,165)	(1,241,223)	—	—
Net realized gains:
Class ADV	(23)	(73)	—	—
Class I	(25)	(76)	—	—
Class S	(7,154,892)	(22,286,905)	(1,071,063)	—
Class S2	(1,694,957)	(5,456,412)	—	—

Total distributions	(29,188,513)	(34,629,574)	(2,098,637)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	34,027,488	33,353,720	40,087,976	28,034,396
Reinvestment of distributions	29,188,357	34,629,392	1,437,491	—

	63,215,845	67,983,112	41,525,467	28,034,396
Cost of shares redeemed	(42,623,149)	(74,461,236)	(10,398,727)	(370,742)

Net increase (decrease) in net assets resulting from capital share transactions	20,592,696	(6,478,124)	31,126,740	27,663,654

Net increase (decrease) in net assets	66,202,759	(159,547,517)	37,677,869	24,234,323

NET ASSETS:
Beginning of year	272,512,882	432,060,399	24,234,323	—

End of year	$338,715,641	$272,512,882	$61,912,192	$24,234,323

Undistributed net investment income (distributions in excess of net investment income) at end of year	$309,355	$19,089,244	$(13,103)	$(81,939)

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Van Kampen
	Growth and Income Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

FROM OPERATIONS:
Net investment income	$7,967,190	$13,901,982
Net realized loss on investments and foreign currency related transactions	(54,799,127)	(39,115,008)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	171,291,761	(257,141,653)

Increase (decrease) in net assets resulting from operations	124,459,824	(282,354,679)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(24,538)	(46,613)
Class I	(228,312)	(750,345)
Class S	(6,619,227)	(25,456,195)
Class S2	(532,094)	(2,123,518)
Net realized gains:
Class ADV	—	(207,184)
Class I	—	(1,451,541)
Class S	—	(57,976,764)
Class S2	—	(5,345,703)

Total distributions	(7,404,171)	(93,357,863)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	37,476,309	42,649,554
Reinvestment of distributions	7,404,171	93,357,863

	44,880,480	136,007,417
Cost of shares redeemed	(79,435,949)	(155,159,160)

Net decrease in net assets resulting from capital share transactions	(34,555,469)	(19,151,743)

Net increase (decrease) in net assets	82,500,184	(394,864,285)

NET ASSETS:
Beginning of year	558,864,993	953,729,278

End of year	$641,365,177	$558,864,993

Undistributed net investment income at end of year	$1,532,079	$970,423

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																				Supplemental
		operations				Less distributions									Ratios to average net assets							data
	Net												Net			Expenses
	asset			Net									asset			net of fee
	value,			realized	Total								value,		Expenses	waivers		Expenses				Net assets,
	beginning	Net		and	from	From net		From net		From			end of		before	and/or		net of all		Net Investment		end of	Portfolio
	of year	investment		unrealized	investment	investment		realized		return of	Total		year or	Total	reductions/	recoupments,		reductions/		income		year or	turnover
	or period	income (loss)		gain (loss)	operations	income		gains		capital	distributions		period	Return(1)	additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss) (2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

ING Artio Foreign Portfolio
Class ADV
12-31-09	9.18	0	.12•	1.69	1.81	0.18		—		—	0.18		10.81	20.12	1.64	1	.48†	1	.48†	1	.28†	1,707	179
12-31-08	18.22	0	.21•	(7.71)	(7.50)	—		1.54		—	1.54		9.18	(43.95)	1.62	1	.47†	1	.47†	1	.45†	1,372	138
12-31-07	16.81	0.01		2.66	2.67	0.05		1.21		—	1.26		18.22	16.04	1.62	1.47		1.47		0.08		6,491	77
04-28-06(4)–12-31-06	15.39	(0	.04)•	1.46	1.42	—		0	.00*	—	0	.00*	16.81	9.24	1.64	1.49		1.49		(0.52)		460	62
Class I
12-31-09	9.40	0	.21•	1.67	1.88	0.38		—		—	0.38		10.90	20.77	0.89	0	.88†	0	.88†	2	.25†	275,235	179
12-31-08	18.48	0	.28•	(7.82)	(7.54)	—		1.54		—	1.54		9.40	(43.53)	0.87	0	.87†	0	.87†	2	.03†	821,760	138
12-31-07	16.94	0.21		2.59	2.80	0.05		1.21		—	1.26		18.48	16.74	0.87	0.87		0.87		1.30		1,259,238	77
12-31-06	13.07	0	.18•	3.69	3.87	—		0	.00*	—	0	.00*	16.94	29.63	0.89	0.89		0.88		1.20		864,923	62
12-31-05	12.21	0	.05•	1.85	1.90	0.02		1.02		—	1.04		13.07	15.60	0.92	0.92		0.92		0.68		107,887	92
Class S
12-31-09	9.32	0.16		1.67	1.83	0.34		—		—	0.34		10.81	20.37	1.14	1	.13†	1	.13†	1	.62†	740,140	179
12-31-08	18.39	0.26		(7.79)	(7.53)	—		1.54		—	1.54		9.32	(43.69)	1.12	1	.12†	1	.12†	1	.87†	616,030	138
12-31-07	16.87	0	.19•	2.56	2.75	0.02		1.21		—	1.23		18.39	16.47	1.12	1.12		1.12		1.05		1,083,647	77
12-31-06	13.06	0.13		3.68	3.81	—		0	.00*	—	0	.00*	16.87	29.19	1.14	1.14		1.13		0.89		727,745	62
12-31-05	12.22	0	.10•	1.77	1.87	0.01		1.02		—	1.03		13.06	15.35	1.17	1.17		1.17		0.76		811,202	92
Class S2
12-31-09	9.27	0	.14•	1.66	1.80	0.31		—		—	0.31		10.76	20.14	1.39	1	.28†	1	.28†	1	.47†	49,614	179
12-31-08	18.32	0.24		(7.75)	(7.51)	—		1.54		—	1.54		9.27	(43.76)	1.37	1	.27†	1	.27†	1	.69†	41,667	138
12-31-07	16.83	0.17		2.53	2.70	—		1.21		—	1.21		18.32	16.23	1.37	1.27		1.27		0.96		83,194	77
12-31-06	13.04	0	.13•	3.66	3.79	—		0	.00*	—	0	.00*	16.83	29.08	1.39	1.29		1.28		0.90		73,497	62
12-31-05	12.22	0	.08•	1.76	1.84	0	.00*	1.02		—	1.02		13.04	15.13	1.42	1.32		1.32		0.62		40,914	92

ING Clarion Global Real Estate Portfolio
Class ADV
12-31-09	7.07	0.18		2.10	2.28	0.13		—		—	0.13		9.22	32.88	1.76	1	.49†	1	.49†	2	.36†	1	76
12-31-08	12.08	0.19		(5.20)	(5.01)	—		—		—	—		7.07	(41.47)	1.72	1	.50†	1	.50†	1	.79†	1	53
12-31-07	13.34	0	.07•	(1.08)	(1.01)	0.20		0.01		0.04	0.25		12.08	(7.63)	1.72	1.50		1.50		0.50		1	58
04-28-06(4)–12-31-06	11.05	0	.09•	2.54	2.63	0.24		0.10		—	0.34		13.34	23.82	1.83	1.52		1.52		1.08		1	37
Class I
12-31-09	7.12	0	.23•	2.11	2.34	0.20		—		—	0.20		9.26	33.75	1.01	0	.89†	0	.89†	3	.20†	190,880	76
12-31-08	12.08	0	.26•	(5.22)	(4.96)	—		—		—	—		7.12	(41.06)	0.97	0	.90†	0	.90†	2	.73†	272,111	53
12-31-07	13.42	0	.22•	(1.16)	(0.94)	0.35		0.01		0.04	0.40		12.08	(7.03)	0.97	0.90		0.90		1.65		141,367	58
01-03-06(4)–12-31-06	10.00	0.15		3.62	3.77	0.25		0.10		—	0.35		13.42	37.77	1.08	0.92		0.92		1.54		44,706	37
Class S
12-31-09	7.09	0.21		2.10	2.31	0.18		—		—	0.18		9.22	33.42	1.26	1	.14†	1	.14†	2	.79†	184,853	76
12-31-08	12.07	0	.23•	(5.21)	(4.98)	—		—		—	—		7.09	(41.26)	1.22	1	.15†	1	.15†	2	.33†	144,199	53
12-31-07	13.41	0	.17•	(1.14)	(0.97)	0.32		0.01		0.04	0.37		12.07	(7.29)	1.22	1.15		1.15		1.26		151,893	58
01-03-06(4)–12-31-06	10.00	0	.16•	3.59	3.75	0.24		0.10		—	0.34		13.41	37.54	1.33	1.17		1.17		1.37		80,218	37
Class S2
12-31-09	7.11	0.18		2.14	2.32	0.17		—		—	0.17		9.26	33.26	1.51	1	.29†	1	.29†	2	.62†	2,298	76
12-31-08	12.12	0	.21•	(5.22)	(5.01)	—		—		—	—		7.11	(41.34)	1.47	1	.30†	1	.30†	2	.02†	1,695	53
12-31-07	13.45	0	.14•	(1.13)	(0.99)	0.29		0.01		0.04	0.34		12.12	(7.39)	1.47	1.30		1.30		1.04		2,736	58
05-03-06(4)–12-31-06	11.05	0	.08•	2.60	2.68	0.18		0.10		—	0.28		13.45	24.25	1.58	1.32		1.32		1.02		1,807	37

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment																					Supplemental
		operations					Less distributions									Ratios to average net assets							data
	Net													Net			Expenses
	asset			Net										asset			net of fee
	value,			realized	Total									value,		Expenses	waivers		Expenses				Net assets,
	beginning	Net		and	from		From net		From net		From			end of		before	and/or		net of all		Net Investment		end of	Portfolio
	of year	investment		unrealized	investment		investment		realized		return of	Total		year or	Total	reductions/	recoupments,		reductions/		income		year or	turnover
	or period	income (loss)		gain (loss)	operations		income		gains		capital	distributions		period	Return(1)	additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss) (2)(3)		period	rate
Year or period ended	($)	($)		($)	($)		($)		($)		($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Evergreen Health Sciences Portfolio
Class ADV
12-31-09	8.47	(0.03)		1.69	1.66		—		—		—	—		10.13	19.60	1.51	1.35		1.34		(0.38)		1	56
12-31-08	12.64	(0.07)		(3.48)	(3.55)		—		0.62		—	0.62		8.47	(29.14)	1.50	1	.35†	1	.34†	(0	.62)†	1	56
12-31-07	12.17	(0.02)		0.99	0.97		0.04		0.46		—	0.50		12.64	8.13	1.50	1.35		1.33		(0.16)		1	81
12-29-06(4)–12-31-06	12.17	(0	.00)*	—	(0	.00)*	—		—		—	—		12.17	—	1.52	1.37		1.35		(1.35)		1	37
Class I
12-31-09	8.59	0.01		1.74	1.75		—		—		—	—		10.34	20.37	0.76	0.75		0.74		0.17		7,890	56
12-31-08	12.75	0.01		(3.50)	(3.49)		0.05		0.62		—	0.67		8.59	(28.49)	0.75	0	.75†	0	.74†	0	.11†	5,626	56
12-31-07	12.20	0.04		1.01	1.05		0.04		0.46		—	0.50		12.75	8.78	0.75	0.75		0.73		0.37		4,857	81
04-28-06(4)–12-31-06	11.24	0.02		0.94	0.96		—		0	.00*	—	0	.00*	12.20	8.59	0.77	0.77		0.75		0.29		3,963	37
Class S
12-31-09	8.57	(0.01)		1.73	1.72		—		—		—	—		10.29	20.07	1.01	1.00		0.99		(0.07)		202,164	56
12-31-08	12.72	(0.01)		(3.50)	(3.51)		0.02		0.62		—	0.64		8.57	(28.68)	1.00	1	.00†	0	.99†	(0	.08)†	181,234	56
12-31-07	12.17	0.02		1.01	1.03		0.02		0.46		—	0.48		12.72	8.56	1.00	1.00		0.98		0.14		219,634	81
12-31-06	10.69	0.02		1.46	1.48		—		0	.00*	—	0	.00*	12.17	13.89	1.02	1.02		1.00		0.14		202,218	37
12-31-05	10.00	0	.00*	1.04	1.04		0	.00*	0.35		—	0.35		10.69	10.41	1.01	1.01		1.01		(0.04)		166,655	118
Class S2
12-31-09	8.54	(0.02)		1.74	1.72		—		—		—	—		10.26	20.14	1.26	1.15		1.14		(0.19)		1	56
12-31-08	12.67	(0	.01)•	(3.49)	(3.50)		0.01		0.62		—	0.63		8.54	(28.71)	1.25	1	.15†	1	.14†	(0	.06)†	1	56
12-31-07	12.17	0	.00•,*	1.00	1.00		0.04		0.46		—	0.50		12.67	8.38	1.25	1.15		1.13		0.01		1	81
12-29-06(4)–12-31-06	12.17	(0	.00)*	—	(0	.00)*	—		—		—	—		12.17	—	1.27	1.17		1.15		(1.15)		1	37

ING FMRSM Diversified Mid Cap Portfolio
Class ADV
12-31-09	8.49	0	.00*	3.28	3.28		0.02		—		—	0.02		11.75	38.65	1.40	1.24		1.24		0.05		11,364	59
12-31-08	15.09	0.01		(5.64)	(5.63)		0.02		0.95		—	0.97		8.49	(39.35)	1.39	1	.24†	1	.24†	0	.11†	6,321	146
12-31-07	13.28	(0.04)		1.92	1.88		0.01		0.06		—	0.07		15.09	14.16	1.38	1.23		1.23		(0.22)		9,615	147
01-17-06(4)–12-31-06	13.92	(0.02)		0.75	0.73		—		1.37		—	1.37		13.28	5.62	1.40	1.25		1.25		(0.17)		3,276	160
Class I
12-31-09	8.57	0	.07•	3.32	3.39		0.07		—		—	0.07		11.89	39.61	0.65	0.64		0.64		0.68		74,080	59
12-31-08	15.33	0.11		(5.77)	(5.66)		0.15		0.95		—	1.10		8.57	(39.02)	0.64	0	.64†	0	.64†	0	.70†	158,268	146
12-31-07	13.44	0	.05•	1.94	1.99		0.04		0.06		—	0.10		15.33	14.81	0.63	0.63		0.63		0.36		345,200	147
12-31-06	13.25	0	.07•	1.49	1.56		—		1.37		—	1.37		13.44	12.21	0.65	0.65		0.65		0.50		84,973	160
08-15-05(4)–12-31-05	12.48	0	.02•	0.75	0.77		—		—		—	—		13.25	6.17	0.74	0.74		0.74		0.34		214	186
Class S
12-31-09	8.55	0.04		3.31	3.35		0.05		—		—	0.05		11.85	39.18	0.90	0.89		0.89		0.40		984,825	59
12-31-08	15.24	0.06		(5.71)	(5.65)		0.09		0.95		—	1.04		8.55	(39.14)	0.89	0	.89†	0	.89†	0	.46†	688,119	146
12-31-07	13.38	0.01		1.93	1.94		0.02		0.06		—	0.08		15.24	14.49	0.88	0.88		0.88		0.14		1,140,647	147
12-31-06	13.23	0.02		1.50	1.52		—		1.37		—	1.37		13.38	11.91	0.90	0.90		0.90		0.16		665,138	160
12-31-05	12.26	(0	.01)•	1.95	1.94		—		0.97		—	0.97		13.23	16.90	0.99	0.99		0.99		(0.06)		584,904	186
Class S2
12-31-09	8.52	0.02		3.31	3.33		0.04		—		—	0.04		11.81	39.05	1.15	1.04		1.04		0.25		49,665	59
12-31-08	15.16	0.04		(5.68)	(5.64)		0.05		0.95		—	1.00		8.52	(39.26)	1.14	1	.04†	1	.04†	0	.30†	34,326	146
12-31-07	13.32	(0.01)		1.91	1.90		0	.00*	0.06		—	0.06		15.16	14.28	1.13	1.03		1.03		(0.02)		59,534	147
12-31-06	13.19	0	.00*	1.50	1.50		—		1.37		—	1.37		13.32	11.79	1.15	1.05		1.05		0.02		42,398	160
12-31-05	12.24	(0	.03)•	1.95	1.92		—		0.97		—	0.97		13.19	16.76	1.24	1.14		1.14		(0.20)		30,511	186

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment																				Supplemental
		operations					Less distributions								Ratios to average net assets							data
	Net											Net				Expenses
	asset			Net								asset				net of fee
	value,			realized	Total							value,			Expenses	waivers		Expenses				Net assets,
	beginning	Net		and	from		From net		From net	From		end of			before	and/or		net of all		Net Investment		end of	Portfolio
	of year	investment		unrealized	investment		investment		realized	return of	Total	year or	Total		reductions/	recoupments,		reductions/		income		year or	turnover
	or period	income (loss)		gain (loss)	operations		income		gains	capital	distributions	period	Return(1)		additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss) (2)(3)		period	rate
Year or period ended	($)	($)		($)	($)		($)		($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Resources Portfolio
Class ADV
12-31-09	12.82	0	.09•	4.65	4.74		0.01		—	—	0.01	17.55	36.96		1.41	1	.26†	1	.26†	0	.64†	4,007	77
12-31-08	25.93	0	.09•	(8.99)	(8.90)		0.38		3.83	—	4.21	12.82	(41	.22)(a)	1.39	1	.24†	1	.24†	0	.46†	1,983	85
12-31-07	21.64	0	.30•	6.51	6.81		0.03		2.49	—	2.52	25.93	32.81		1.39	1	.24†	1	.24†	1	.26†	1,880	166
12-18-06(4)–12-31-06	21.75	(0	.00)*	(0.11)	(0.11)		—		—	—	—	21.64	(0.51)		1.40	1.25		1.25		(0.79)		181	159
Class I
12-31-09	13.14	0	.19•	4.76	4.95		0.09		—	—	0.09	18.00	37.87		0.66	0	.66†	0	.66†	1	.25†	29,788	77
12-31-08	26.36	0	.21•	(9.18)	(8.97)		0.42		3.83	—	4.25	13.14	(40	.86)(a)	0.64	0	.64†	0	.64†	0	.97†	23,664	85
12-31-07	21.84	0	.32•	6.72	7.04		0.03		2.49	—	2.52	26.36	33.60		0.64	0	.64†	0	.64†	1	.32†	35,734	166
12-31-06	20.41	0	.10•	4.21	4.31		0.07		2.81	—	2.88	21.84	21.72		0.65	0.65		0.65		0.48		19,960	159
12-31-05	15.74	0.12		5.62	5.74		0.17		0.90	—	1.07	20.41	38.08		0.65	0.65		0.65		1.17		8,870	334
Class S
12-31-09	13.03	0.15		4.73	4.88		0.05		—	—	0.05	17.86	37.51		0.91	0	.91†	0	.91†	1	.00†	902,260	77
12-31-08	26.19	0	.16•	(9.11)	(8.95)		0.38		3.83	—	4.21	13.03	(41	.00)(a)	0.89	0	.89†	0	.89†	0	.74†	691,845	85
12-31-07	21.74	0	.25•	6.69	6.94		0	.00*	2.49	—	2.49	26.19	33.27		0.89	0	.89†	0	.89†	1	.07†	1,039,716	166
12-31-06	20.35	0	.05•	4.19	4.24		0.04		2.81	—	2.85	21.74	21.41		0.90	0.90		0.90		0.23		540,037	159
12-31-05	15.71	0.13		5.55	5.68		0.14		0.90	—	1.04	20.35	37.73		0.90	0.90		0.90		1.01		379,936	334
Class S2
12-31-09	12.93	0	.12•	4.70	4.82		0.01		—	—	0.01	17.74	37.26		1.16	1	.06†	1	.06†	0	.85†	28,494	77
12-31-08	26.01	0.12		(9.04)	(8.92)		0.33		3.83	—	4.16	12.93	(41	.09)(a)	1.14	1	.04†	1	.04†	0	.58†	22,534	85
12-31-07	21.63	0.20		6.67	6.87		—		2.49	—	2.49	26.01	33.09		1.14	1	.04†	1	.04†	0	.85†	41,174	166
12-31-06	20.28	0	.02•	4.16	4.18		0.02		2.81	—	2.83	21.63	21.19		1.15	1.05		1.05		0.08		31,793	159
12-31-05	15.68	0.09		5.55	5.64		0.14		0.90	—	1.04	20.28	37.54		1.15	1.05		1.05		0.85		22,548	334

ING Janus Contrarian Portfolio
Class ADV
12-31-09	7.70	(0	.00)*	2.76	2.76		0.06		—	—	0.06	10.40	36.05		1.54	1.38		1.36		(0.12)		805	99
12-31-08	17.58	(0	.05)•	(7.86)	(7.91)		0.11		1.86	—	1.97	7.70	(49.18)		1.50	1.34		1.33		(0.46)		501	48
12-31-07	14.81	0	.00•,*	3.07	3.07		—		0.30	—	0.30	17.58	20.80		1.49	1.34		1.32		0.01		2	112
12-29-06(4)–12-31-06	14.81	(0	.00)*	—	(0	.00)*	—		—	—	—	14.81	—		1.53	1.38		1.38		(1.38)		1	34
Class I
12-31-09	7.84	(0.06)		2.91	2.85		0.09		—	—	0.09	10.60	36.55		0.79	0.78		0.76		0.82		15,845	99
12-31-08	17.75	0	.11•	(8.05)	(7.94)		0.11		1.86	—	1.97	7.84	(48.85)		0.75	0.74		0.73		0.92		156,515	48
12-31-07	14.89	0.09		3.07	3.16		—		0.30	—	0.30	17.75	21.30		0.74	0.74		0.72		0.67		2	112
04-28-06(4)–12-31-06	13.88	0	.09•	1.58	1.67		0.08		0.58	—	0.66	14.89	12.85		0.78	0.78		0.78		0.72		1	34
Class S
12-31-09	7.81	0.02		2.81	2.83		0.05		—	—	0.05	10.59	36.44		1.04	1.03		1.01		0.24		525,708	99
12-31-08	17.70	0.08		(8.03)	(7.95)		0.08		1.86	—	1.94	7.81	(48.98)		1.00	0.99		0.98		0.66		447,678	48
12-31-07	14.90	0	.06•	3.04	3.10		—		0.30	—	0.30	17.70	20.88		0.99	0.99		0.97		0.34		810,064	112
12-31-06	12.72	0	.07•	2.75	2.82		0.06		0.58	—	0.64	14.90	23.04		1.03	1.03		1.03		0.51		150,930	34
12-31-05	11.01	0	.04•	1.68	1.72		0.01		—	—	0.01	12.72	15.61		1.05	1.05		1.05		0.34		81,925	47
Class S2
12-31-09	7.75	0.01		2.79	2.80		0.03		—	—	0.03	10.52	36.20		1.29	1.18		1.16		0.08		21,864	99
12-31-08	17.58	0.07		(7.99)	(7.92)		0.05		1.86	—	1.91	7.75	(49.07)		1.25	1.14		1.13		0.53		18,751	48
12-31-07	14.81	0.02		3.05	3.07		—		0.30	—	0.30	17.58	20.81		1.24	1.14		1.12		0.19		39,409	112
12-31-06	12.66	0.05		2.73	2.78		0.05		0.58	—	0.63	14.81	22.81		1.28	1.18		1.18		0.37		7,238	34
12-31-05	10.98	0	.02•	1.67	1.69		0.01		—	—	0.01	12.66	15.39		1.30	1.20		1.20		0.22		3,756	47

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment																					Supplemental
		operations						Less distributions										Ratios to average net assets					data
	Net														Net				Expenses
	asset			Net											asset				net of fee
	value,			realized		Total									value,			Expenses	waivers	Expenses			Net assets,
	beginning	Net		and		from		From net		From net		From			end of			before	and/or	net of all	Net Investment		end of	Portfolio
	of year	investment		unrealized		investment		investment		realized		return of	Total		year or	Total		reductions/	recoupments,	reductions/	income		year or	turnover
	or period	income (loss)		gain (loss)		operations		income		gains		capital	distributions		period	Return(1)		additions(2)(3)	if any(2)(3)	additions(2)(3)	(loss) (2)(3)		period	rate
Year or period ended	($)	($)		($)		($)		($)		($)		($)	($)		($)	(%)		(%)	(%)	(%)	(%)		($000’s)	(%)

ING JPMorgan Emerging Markets Equity Portfolio
Class ADV
12-31-09	11.80	0.01		8.32		8.33		0.13		—		—	0.13		20.00	70.91		2.01	1.86	1.86	0.15		4,140	34
12-31-08	26.43	0	.25•	(13.17)		(12.92)		0.48		1.23		—	1.71		11.80	(51	.46)(a)	2.00	1.85	1.85	1.27		2,318	14
12-31-07	19.42	(0	.00)•,*	7.33		7.33		0.27		0.05		—	0.32		26.43	38.02		2.00	1.85	1.85	(0	.00)*	5,040	15
03-23-06(4)–12-31-06	15.99	(0.02)		3.75		3.73		0.11		0.19		—	0.30		19.42	23.74		2.01	1.86	1.86	(0.36)		431	5
Class I
12-31-09	12.03	0	.13•	8.48		8.61		0.26		—		—	0.26		20.38	72.16		1.26	1.26	1.26	0.86		202,720	34
12-31-08	26.85	0	.36•	(13.40)		(13.04)		0.55		1.23		—	1.78		12.03	(51	.21)(a)	1.25	1.25	1.25	1.86		203,797	14
12-31-07	19.61	0	.16•	7.40		7.56		0.27		0.05		—	0.32		26.85	38.86		1.25	1.25	1.25	0.72		333,429	15
12-31-06	14.67	0	.12•	5.12		5.24		0.11		0.19		—	0.30		19.61	36.18		1.26	1.26	1.26	0.72		193,413	5
12-02-05(4)–12-31-05	14.28	0	.03•	0.36		0.39		—		—		—	—		14.67	2.73		1.30	1.30	1.30	2.38		33,756	85
Class S
12-31-09	12.00	0	.08•	8.46		8.54		0.21		—		—	0.21		20.33	71.70		1.51	1.51	1.51	0.52		786,256	34
12-31-08	26.79	0	.32•	(13.38)		(13.06)		0.50		1.23		—	1.73		12.00	(51	.32)(a)	1.50	1.50	1.50	1.61		464,609	14
12-31-07	19.58	0	.10•	7.39		7.49		0.23		0.05		—	0.28		26.79	38.53		1.50	1.50	1.50	0.45		974,312	15
12-31-06	14.67	0.10		5.09		5.19		0.09		0.19		—	0.28		19.58	35.79		1.51	1.51	1.51	0.69		556,576	5
12-31-05(5)	10.89	0	.11•	3.68		3.79		0.01		—		—	0.01		14.67	34.82		1.50	1.50	1.50	0.90		366,350	85
Class S2
12-31-09	11.92	0.06		8.39		8.45		0.18		—		—	0.18		20.19	71.27		1.76	1.66	1.66	0.37		33,343	34
12-31-08	26.59	0	.30•	(13.29)		(12.99)		0.45		1.23		—	1.68		11.92	(51	.37)(a)	1.75	1.65	1.65	1.48		20,682	14
12-31-07	19.45	0.08		7.32		7.40		0.21		0.05		—	0.26		26.59	38.29		1.75	1.65	1.65	0.34		47,835	15
12-31-06	14.58	0	.08•	5.06		5.14		0.08		0.19		—	0.27		19.45	35.68		1.76	1.66	1.66	0.50		35,282	5
12-31-05(5)	10.85	0	.09•	3.65		3.74		0.01		—		—	0.01		14.58	34.51		1.75	1.65	1.65	0.74		19,785	85

ING Liquid Assets Portfolio
Class I
12-31-09	1.00	0	.00*	0	.00*	0	.00*	(0	.00)*	(0	.00)*	—	(0	.00)*	1.00	0.52		0.29	0.29	0.29	0.31		153,190	—
12-31-08	1.00	0.03		0	.00*	0.03		0.03		—		—	0.03		1.00	2.70		0.28	0.28	0.28	2.64		204,155	—
12-31-07	1.00	0.05		(0	.00)*	0.05		0.05		—		—	0.05		1.00	5.22		0.28	0.28	0.28	5.10		184,187	—
12-31-06	1.00	0.05		—		0.05		0.05		—		—	0.05		1.00	4.93		0.29	0.29	0.29	4.89		204,662	—
12-31-05	1.00	0.03		(0	.00)*	0.03		0.03		—		—	0.03		1.00	3.04		0.29	0.29	0.29	3.00		134,152	—
Class S
12-31-09	1.00	0	.00*	0	.00*	0	.00*	(0	.00)*	(0	.00)*	—	(0	.00)*	1.00	0.31		0.54	0.51	0.51	0.10		1,610,786	—
12-31-08	1.00	0.02		0	.00*	0.02		0.02		—			0.02		1.00	2.44		0.53	0.53	0.53	2.28		2,461,486	—
12-31-07	1.00	0.05		0	.00*	0.05		0.05		—		—	0.05		1.00	4.96		0.53	0.53	0.53	4.85		1,136,300	—
12-31-06	1.00	0.05		—		0.05		0.05		—		—	0.05		1.00	4.67		0.54	0.54	0.54	4.60		767,059	—
12-31-05	1.00	0.03		(0	.00)*	0.03		0.03		—		—	0.03		1.00	2.78		0.54	0.54	0.54	2.75		676,630	—
Class S2
12-31-09	1.00	0	.00*	0	.00*	0	.00*	(0	.00)*	(0	.00)*	—	(0	.00)*	1.00	0.27		0.79	0.55	0.55	0.05		134,392	—
12-31-08	1.00	0.02		0	.00*	0.02		0.02		—		—	0.02		1.00	2.29		0.78	0.68	0.68	2.06		171,930	—
12-31-07	1.00	0.05		—		0.05		0.05		—		—	0.05		1.00	4.80		0.78	0.68	0.68	4.70		55,304	—
12-31-06	1.00	0.05		—		0.05		0.05		—		—	0.05		1.00	4.51		0.79	0.69	0.69	4.48		20,509	—
12-31-05	1.00	0.03		(0	.00)*	0.03		0.03		—		—	0.03		1.00	2.63		0.79	0.69	0.69	2.61		12,828	—

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment																				Supplemental
		operations					Less distributions								Ratios to average net assets							data
	Net												Net			Expenses
	asset			Net									asset			net of fee
	value,			realized	Total								value,		Expenses	waivers		Expenses				Net assets,
	beginning	Net		and	from		From net		From net	From			end of		before	and/or		net of all		Net Investment		end of	Portfolio
	of year	investment		unrealized	investment		investment		realized	return of	Total		year or	Total	reductions/	recoupments,		reductions/		income		year or	turnover
	or period	income (loss)		gain (loss)	operations		income		gains	capital	distributions		period	Return(1)	additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss) (2)(3)		period	rate
Year or period ended	($)	($)		($)	($)		($)		($)	($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Marsico Growth Portfolio
Class ADV
12-31-09	11.11	0	.02•	3.16	3.18		(0	.00)*	—	—	(0	.00)*	14.29	28.63	1.56	1	.41†	1	.41†	0	.19†	4,313	74
12-31-08	18.68	0	.04•	(7.61)	(7.57)		—		—	—	—		11.11	(40.52)	1.53	1	.38†	1	.38†	0	.24†	3,818	76
12-31-07	16.42	0.06		2.20	2.26		—		—	—	—		18.68	13.76	1.52	1.37		1.37		0.34		14,649	51
12-31-06	15.70	(0.04)		0.76	0.72		—		—	—	—		16.42	4.59	1.52	1.37		1.36		(0.34)		11,394	64
12-31-05	14.47	(0	.06)•	1.29	1.23		—		—	—	—		15.70	8.50	1.51	1.36		1.34		(0.41)		6,456	72
Class I
12-31-09	11.36	0	.10•	3.20	3.30		0.15		—	—	0.15		14.51	29.30	0.81	0	.81†	0	.81†	0	.80†	182,448	74
12-31-08	19.14	0	.15•	(7.80)	(7.65)		0.13		—	—	0.13		11.36	(40.16)	0.78	0	.78†	0	.78†	0	.95†	249,020	76
12-31-07	16.73	0	.17•	2.24	2.41		0	.00*	—	—	0	.00*	19.14	14.43	0.77	0.77		0.77		0.96		145,442	51
12-31-06	15.90	0	.05•	0.78	0.83		—		—	—	—		16.73	5.22	0.77	0.77		0.76		0.30		75,920	64
12-31-05	14.57	0	.03•	1.30	1.33		—		—	—	—		15.90	9.13	0.76	0.76		0.74		0.18		10,944	72
Class S
12-31-09	11.24	0.07		3.17	3.24		0.11		—	—	0.11		14.37	29.00	1.06	1	.06†	1	.06†	0	.54†	546,201	74
12-31-08	18.93	0.11		(7.72)	(7.61)		0.08		—	—	0.08		11.24	(40.31)	1.03	1	.03†	1	.03†	0	.65†	455,225	76
12-31-07	16.58	0.12		2.23	2.35		—		—	—	—		18.93	14.17	1.02	1.02		1.02		0.64		833,885	51
12-31-06	15.80	(0	.00)*	0.78	0.78		—		—	—	—		16.58	4.94	1.02	1.02		1.01		(0	.00)*	801,219	64
12-31-05	14.51	0	.00*	1.29	1.29		—		—	—	—		15.80	8.89	1.01	1.01		0.99		(0.02)		886,962	72
Class S2
12-31-09	11.16	0.05		3.16	3.21		0.09		—	—	0.09		14.28	28.88	1.31	1	.21†	1	.21†	0	.39†	17,478	74
12-31-08	18.79	0	.08•	(7.66)	(7.58)		0.05		—	—	0.05		11.16	(40.42)	1.28	1	.18†	1	.18†	0	.49†	14,280	76
12-31-07	16.48	0.09		2.22	2.31		—		—	—	—		18.79	14.02	1.27	1.17		1.17		0.49		26,473	51
12-31-06	15.73	(0.02)		0.77	0.75		—		—	—	—		16.48	4.77	1.27	1.17		1.16		(0.15)		24,805	64
12-31-05	14.47	(0	.03)•	1.29	1.26		—		—	—	—		15.73	8.71	1.26	1.16		1.14		(0.19)		22,551	72

ING Marsico International Opportunities Portfolio
Class ADV
12-31-09	7.69	0	.05•	2.79	2.84		0.05		—	—	0.05		10.48	37.02	1.50	1	.29†	1	.29†	0	.58†	4,737	110
12-31-08	16.99	0	.11•	(8.01)	(7.90)		—		1.40	—	1.40		7.69	(49.65)	1.49	1	.28†	1	.28†	0	.85†	4,326	122
12-31-07	15.22	0	.14•	2.81	2.95		0.11		1.07	—	1.18		16.99	20.19	1.47	1.28		1.28		0.88		15,698	111
01-20-06(4)–12-31-06	12.77	0.04		2.46	2.50		0.01		0.04	—	0.05		15.22	19.63	1.48	1.28		1.28		0.34		17,507	103
Class I
12-31-09	7.70	0	.11•	2.79	2.90		0.14		—	—	0.14		10.46	38.03	0.75	0	.69†	0	.69†	1	.31†	162,601	110
12-31-08	17.11	0	.20•	(8.05)	(7.85)		0.16		1.40	—	1.56		7.70	(49.34)	0.74	0	.68†	0	.68†	1	.62†	210,871	122
12-31-07	15.32	0	.23•	2.84	3.07		0.21		1.07	—	1.28		17.11	20.88	0.72	0.68		0.68		1.42		204,729	111
12-31-06	12.38	0	.12•	2.87	2.99		0.01		0.04	—	0.05		15.32	24.21	0.73	0.68		0.68		0.90		137,712	103
04-29-05(4)–12-31-05	10.00	0	.04•	2.52	2.56		0.02		0.16	—	0.18		12.38	25.62	0.78	0.68		0.68		0.58		44,459	73
Class S
12-31-09	7.66	0	.08•	2.78	2.86		0.11		—	—	0.11		10.41	37.60	1.00	0	.94†	0	.94†	0	.94†	220,701	110
12-31-08	17.05	0	.16•	(8.02)	(7.86)		0.13		1.40	—	1.53		7.66	(49.51)	0.99	0	.93†	0	.93†	1	.25†	193,839	122
12-31-07	15.28	0	.18•	2.84	3.02		0.18		1.07	—	1.25		17.05	20.58	0.97	0.93		0.93		1.10		362,903	111
12-31-06	12.36	0.08		2.88	2.96		0	.00*	0.04	—	0.04		15.28	24.02	0.98	0.93		0.93		0.64		222,639	103
05-02-05(4)–12-31-05	10.00	0	.02•	2.51	2.53		0.01		0.16	—	0.17		12.36	25.35	1.02	0.93		0.93		0.22		150,499	73
Class S2
12-31-09	7.64	0.07		2.82	2.89		0.03		—	—	0.03		10.50	37.84	1.25	1	.09†	1	.09†	0	.79†	1	110
12-31-08	16.95	0.13		(8.00)	(7.87)		0.04		1.40	—	1.44		7.64	(49.66)	1.24	1	.08†	1	.08†	1	.01†	1	122
12-31-07	15.28	0.15		2.80	2.95		0.21		1.07	—	1.28		16.95	20.13	1.22	1.08		1.08		0.97		1	111
12-29-06(4)–12-31-06	15.28	(0	.00)*	—	(0	.00)*	—		—	—	—		15.28	—	1.23	1.08		1.08		(1.08)		1	103

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment															Supplemental
		operations					Less distributions						Ratios to average net assets				data
	Net										Net			Expenses
	asset			Net							asset			net of fee
	value,			realized	Total						value,		Expenses	waivers	Expenses		Net assets,
	beginning	Net		and	from		From net	From net	From		end of		before	and/or	net of all	Net Investment	end of	Portfolio
	of year	investment		unrealized	investment		investment	realized	return of	Total	year or	Total	reductions/	recoupments,	reductions/	income	year or	turnover
	or period	income (loss)		gain (loss)	operations		income	gains	capital	distributions	period	Return(1)	additions(2)(3)	if any(2)(3)	additions(2)(3)	(loss) (2)(3)	period	rate
Year or period ended	($)	($)		($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING MFS Total Return Portfolio
Class ADV
12-31-09	11.90	0.29		1.79	2.08		0.29	—	—	0.29	13.69	17.48	1.45	1.30	1.29	2.39	2,184	44
12-31-08	17.99	0	.37•	(4.17)	(3.80)		0.68	1.61	—	2.29	11.90	(22.63)	1.41	1.26	1.25	2.40	1,960	59
12-31-07	18.78	0.40		0.31	0.71		0.48	1.02	—	1.50	17.99	3.61	1.39	1.24	1.23	2.12	6,428	60
12-31-06	18.05	0	.40•	1.57	1.97		0.40	0.84	—	1.24	18.78	11.55	1.39	1.24	1.23	2.28	6,428	44
12-31-05	18.67	0	.36•	0.09	0.45		0.41	0.66	—	1.07	18.05	2.53	1.40	1.25	1.25	1.98	5,839	51
Class I
12-31-09	11.87	0	.37•	1.78	2.15		0.36	—	—	0.36	13.66	18.14	0.70	0.70	0.69	3.00	127,025	44
12-31-08	18.26	0	.48•	(4.23)	(3.75)		1.03	1.61	—	2.64	11.87	(22.17)	0.66	0.66	0.65	3.06	121,270	59
12-31-07	19.03	0.51		0.34	0.85		0.60	1.02	—	1.62	18.26	4.27	0.64	0.64	0.63	2.75	200,345	60
12-31-06	18.26	0	.53•	1.57	2.10		0.49	0.84	—	1.33	19.03	12.22	0.64	0.64	0.63	2.86	151,940	44
12-31-05	18.81	0	.49•	0.08	0.57		0.46	0.66	—	1.12	18.26	3.14	0.65	0.65	0.65	2.71	172,607	51
Class S
12-31-09	11.90	0	.34•	1.79	2.13		0.33	—	—	0.33	13.70	17.91	0.95	0.95	0.94	2.74	904,853	44
12-31-08	18.23	0	.44•	(4.22)	(3.78)		0.94	1.61	—	2.55	11.90	(22.35)	0.91	0.91	0.90	2.82	836,604	59
12-31-07	19.00	0	.47•	0.33	0.80		0.55	1.02	—	1.57	18.23	4.01	0.89	0.89	0.88	2.47	1,265,296	60
12-31-06	18.23	0	.48•	1.57	2.05		0.44	0.84	—	1.28	19.00	11.93	0.89	0.89	0.88	2.62	1,400,960	44
12-31-05	18.78	0	.43•	0.10	0.53		0.42	0.66	—	1.08	18.23	2.90	0.89	0.89	0.89	2.32	1,465,066	51
Class S2
12-31-09	11.82	0	.32•	1.77	2.09		0.31	—	—	0.31	13.60	17.69	1.20	1.10	1.09	2.60	35,301	44
12-31-08	18.08	0	.41•	(4.18)	(3.77)		0.88	1.61	—	2.49	11.82	(22.44)	1.16	1.06	1.05	2.67	33,529	59
12-31-07	18.87	0.45		0.31	0.76		0.53	1.02	—	1.55	18.08	3.82	1.14	1.04	1.03	2.32	51,016	60
12-31-06	18.12	0.45		1.56	2.01		0.42	0.84	—	1.26	18.87	11.79	1.14	1.04	1.03	2.48	54,492	44
12-31-05	18.71	0	.40•	0.08	0.48		0.41	0.66	—	1.07	18.12	2.68	1.14	1.04	1.04	2.18	49,367	51

ING MFS Utilities Portfolio
Class ADV
12-31-09	9.49	0	.48•	2.56	3.04		0.55	—	0.02	0.57	11.97	32.35	1.55	1.40	1.38	4.61	658	71
12-31-08	17.74	0.30		(6.42)	(6.12)		0.38	1.75	—	2.13	9.49	(37.91)	1.53	1.38	1.36	2.13	618	67
12-31-07	14.54	0	.29•	3.59	3.88		0.14	0.54	—	0.68	17.74	26.97	1.52	1.37	1.34	1.73	987	81
07-18-06(4)–12-31-06	11.95	0.05		2.54	2.59		—	—	—	—	14.54	21.67	1.54	1.39	1.37	1.23	86	93
Class I
12-31-09	9.53	0	.53•	2.60	3.13		0.61	—	0.02	0.63	12.03	33.11	0.80	0.80	0.78	5.11	5,180	71
12-31-08	17.92	0	.40•	(6.52)	(6.12)		0.52	1.75	—	2.27	9.53	(37.56)	0.78	0.78	0.76	2.73	4,858	67
12-31-07	14.60	0.37		3.63	4.00		0.14	0.54	—	0.68	17.92	27.72	0.77	0.77	0.74	2.24	9,192	81
12-31-06	11.22	0.28		3.18	3.46		0.02	0.06	—	0.08	14.60	31.04	0.79	0.79	0.77	2.34	7,489	93
04-29-05(4)–12-31-05	10.00	0	.13•	1.41	1.54		0.09	0.23	—	0.32	11.22	15.35	0.82	0.80	0.80	1.73	5,599	152
Class S
12-31-09	9.51	0	.50•	2.59	3.09		0.58	—	0.02	0.60	12.00	32.80	1.05	1.05	1.03	4.75	493,128	71
12-31-08	17.84	0	.36•	(6.48)	(6.12)		0.46	1.75	—	2.21	9.51	(37.70)	1.03	1.03	1.01	2.55	404,884	67
12-31-07	14.56	0	.33•	3.61	3.94		0.12	0.54	—	0.66	17.84	27.38	1.02	1.02	0.99	1.99	587,399	81
12-31-06	11.20	0	.26•	3.17	3.43		0.01	0.06	—	0.07	14.56	30.81	1.04	1.04	1.02	2.07	306,300	93
05-02-05(4)–12-31-05	10.07	0	.10•	1.34	1.44		0.08	0.23	—	0.31	11.20	14.25	1.07	1.05	1.05	1.31	168,701	152
Class S2
12-31-09	9.67	0	.51•	2.60	3.11		0.61	—	0.02	0.63	12.15	32.42	1.30	1.20	1.18	4.83	1	71
12-31-08	17.83	0.35		(6.50)	(6.15)		0.26	1.75	—	2.01	9.67	(37.71)	1.28	1.18	1.16	2.42	1	67
12-31-07	14.54	0.30		3.67	3.97		0.14	0.54	—	0.68	17.83	27.61	1.27	1.17	1.14	1.88	1	81
12-29-06(4)–12-31-06	14.54	(0	.00)*	—	(0	.00)*	—	—	—	—	14.54	—	1.29	1.19	1.17	(1.17)	1	93

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment																		Supplemental
		operations					Less distributions						Ratios to average net assets							data
	Net										Net			Expenses
	asset			Net							asset			net of fee
	value,			realized	Total						value,		Expenses	waivers		Expenses				Net assets,
	beginning	Net		and	from		From net	From net	From		end of		before	and/or		net of all		Net Investment		end of	Portfolio
	of year	investment		unrealized	investment		investment	realized	return of	Total	year or	Total	reductions/	recoupments,		reductions/		income		year or	turnover
	or period	income (loss)		gain (loss)	operations		income	gains	capital	distributions	period	Return(1)	additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss) (2)(3)		period	rate
Year or period ended	($)	($)		($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

ING PIMCO Total Return Bond Portfolio
Class ADV
12-31-09	11.30	0	.42•	1.09	1.51		0.42	0.38	—	0.80	12.01	13.84	1.31	1.16		1.16		3.63		1	585
12-31-08	11.29	0	.52•	(0.11)	0.41		0.30	0.10	—	0.40	11.30	3.70	1.31	1.16		1.16		4.63		1	537
12-31-07	10.82	0.44		0.43	0.87		0.40	—	—	0.40	11.29	8.32	1.32	1.17		1.17		4.08		1	803
04-28-06(4)–12-31-06	10.63	0	.28•	0.22	0.50		0.31	—	—	0.31	10.82	4.84	1.33	1.18		1.18		3.53		1	750
Class I
12-31-09	11.47	0	.52•	1.09	1.61		0.49	0.38	—	0.87	12.21	14.63	0.56	0.56		0.56		4.41		266,881	585
12-31-08	11.45	0	.59•	(0.09)	0.50		0.38	0.10	—	0.48	11.47	4.42	0.56	0.56		0.56		5.13		778,611	537
12-31-07	10.88	0.49		0.48	0.97		0.40	—	—	0.40	11.45	9.22	0.57	0.57		0.57		4.63		932,677	803
04-28-06(4)–12-31-06	10.67	0	.30•	0.22	0.52		0.31	—	—	0.31	10.88	5.01	0.58	0.58		0.58		4.17		795,704	750
Class S
12-31-09	11.48	0	.47•	1.12	1.59		0.47	0.38	—	0.85	12.22	14.44	0.81	0.81		0.81		3.96		3,044,602	585
12-31-08	11.47	0	.57•	(0.09)	0.48		0.37	0.10	—	0.47	11.48	4.21	0.81	0.81		0.81		5.00		2,150,994	537
12-31-07	10.89	0	.48•	0.47	0.95		0.37	—	—	0.37	11.47	8.99	0.82	0.82		0.82		4.39		979,690	803
12-31-06	10.71	0	.41•	0.04	0.45		0.27	—	—	0.27	10.89	4.32	0.85	0.85		0.85		3.84		643,131	750
12-31-05	10.92	0	.35•	(0.08)	0.27		0.38	0.10	—	0.48	10.71	2.46	0.84	0.84		0.84		3.23		1,059,548	760
Class S2
12-31-09	11.42	0	.45•	1.12	1.57		0.45	0.38	—	0.83	12.16	14.30	1.06	0.96		0.96		3.82		73,871	585
12-31-08	11.41	0	.55•	(0.10)	0.45		0.34	0.10	—	0.44	11.42	4.02	1.06	0.96		0.96		4.80		61,402	537
12-31-07	10.85	0	.46•	0.46	0.92		0.36	—	—	0.36	11.41	8.77	1.07	0.97		0.97		4.23		47,666	803
12-31-06	10.68	0	.40•	0.04	0.44		0.27	—	—	0.27	10.85	4.26	1.10	1.00		1.00		3.72		41,980	750
12-31-05	10.90	0	.33•	(0.08)	0.25		0.37	0.10	—	0.47	10.68	2.28	1.09	0.99		0.99		3.07		35,739	760

ING Pioneer Mid Cap Value Portfolio
Class ADV
12-31-09	7.51	0	.08•	1.78	1.86		0.11	—	—	0.11	9.26	24.78	1.40	1	.25†	1	.23†	1	.00†	462	95
12-31-08	12.22	0	.15•	(4.09)	(3.94)		0.11	0.66	—	0.77	7.51	(33.48)	1.39	1	.24†	1	.22†	1	.88†	44	91
12-31-07	12.30	0	.03•	0.64	0.67		0.10	0.65	—	0.75	12.22	4.91	1.39	1.24		1.24		0.26		1	65
12-29-06(4)–12-31-06	12.30	(0	.00)*	—	(0	.00)*	—	—	—	—	12.30	—	1.39	1.24		1.24		(1.24)		1	109
Class I
12-31-09	7.59	0	.12•	1.81	1.93		0.13	—	—	0.13	9.39	25.39	0.65	0	.65†	0	.63†	1	.51†	237,581	95
12-31-08	12.37	0	.15•	(4.05)	(3.90)		0.22	0.66	—	0.88	7.59	(32.90)	0.64	0	.64†	0	.62†	1	.47†	311,831	91
12-31-07	12.35	0	.14•	0.63	0.77		0.10	0.65	—	0.75	12.37	5.72	0.64	0.64		0.64		1.08		356,457	65
12-31-06	11.02	0.12		1.27	1.39		0.03	0.03	—	0.06	12.35	12.70	0.64	0.64		0.64		1.02		135,708	109
05-02-05(4)–12-31-05	10.07	0.03		0.92	0.95		—	—	—	—	11.02	9.43	0.66	0.66		0.66		0.97		22,281	50
Class S
12-31-09	7.58	0.10		1.81	1.91		0.11	—	—	0.11	9.38	25.15	0.90	0	.90†	0	.88†	1	.23†	582,243	95
12-31-08	12.32	0	.12•	(4.04)	(3.92)		0.16	0.66	—	0.82	7.58	(33.12)	0.89	0	.89†	0	.87†	1	.22†	506,336	91
12-31-07	12.30	0.09		0.65	0.74		0.07	0.65	—	0.72	12.32	5.52	0.89	0.89		0.89		0.70		656,802	65
12-31-06	11.00	0.08		1.27	1.35		0.02	0.03	—	0.05	12.30	12.35	0.89	0.89		0.89		0.69		632,504	109
04-29-05(4)–12-31-05	10.01	0.02		0.97	0.99		—	—	—	—	11.00	9.89	0.92	0.92		0.92		0.62		671,732	50
Class S2
12-31-09	7.65	0.10		1.83	1.93		0.10	—	—	0.10	9.48	25.24	1.15	1	.05†	1	.03†	1	.17†	1	95
12-31-08	12.26	0	.11•	(4.05)	(3.94)		0.01	0.66	—	0.67	7.65	(33.38)	1.14	1	.04†	1	.02†	1	.03†	1	91
12-31-07	12.30	0.08		0.63	0.71		0.10	0.65	—	0.75	12.26	5.25	1.14	1.04		1.04		0.64		1	65
12-29-06(4)–12-31-06	12.30	(0	.00)*	—	(0	.00)*	—	—	—	—	12.30	—	1.14	1.04		1.04		(1.04)		1	109

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment															Supplemental
		operations				Less distributions							Ratios to average net assets				data
	Net									Net				Expenses
	asset			Net						asset				net of fee
	value,			realized	Total					value,			Expenses	waivers	Expenses		Net assets,
	beginning	Net		and	from	From net	From net	From		end of			before	and/or	net of all	Net Investment	end of	Portfolio
	of year	investment		unrealized	investment	investment	realized	return of	Total	year or	Total		reductions/	recoupments,	reductions/	income	year or	turnover
	or period	income (loss)		gain (loss)	operations	income	gains	capital	distributions	period	Return(1)		additions(2)(3)	if any(2)(3)	additions(2)(3)	(loss) (2)(3)	period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
ING T. Rowe Price Capital Appreciation Portfolio
Class ADV
12-31-09	15.19	0	.36•	4.61	4.97	0.28	—	—	0.28	19.88	32.74		1.41	1.26	1.26	2.08	37,968	96
12-31-08	24.12	0	.36•	(6.54)	(6.18)	0.61	2.14	—	2.75	15.19	(27	.77)(a)	1.40	1.25	1.24	1.70	34,503	98
12-31-07	26.11	0.50		0.67	1.17	0.46	2.70	—	3.16	24.12	4.05		1.39	1.24	1.24	1.91	62,600	60
12-31-06	24.86	0	.45•	2.88	3.33	0.40	1.68	—	2.08	26.11	14.25		1.40	1.25	1.24	1.81	70,012	58
12-31-05	24.37	0	.31•	1.41	1.72	0.36	0.87	—	1.23	24.86	7.33		1.40	1.25	1.25	1.16	48,910	23
Class I
12-31-09	15.40	0	.47•	4.70	5.17	0.39	—	—	0.39	20.18	33.57		0.66	0.66	0.66	2.65	306,468	96
12-31-08	24.74	0	.49•	(6.69)	(6.20)	1.00	2.14	—	3.14	15.40	(27	.33)(a)	0.65	0.65	0.64	2.36	167,666	98
12-31-07	26.64	0	.66•	0.70	1.36	0.56	2.70	—	3.26	24.74	4.69		0.64	0.64	0.64	2.52	187,709	60
12-31-06	25.17	0	.61•	2.93	3.54	0.39	1.68	—	2.07	26.64	14.91		0.65	0.65	0.64	2.40	111,625	58
12-31-05	24.52	0	.43•	1.46	1.89	0.37	0.87	—	1.24	25.17	8.03		0.65	0.65	0.65	1.75	76,428	23
Class S
12-31-09	15.42	0.42		4.70	5.12	0.34	—	—	0.34	20.20	33.24		0.91	0.91	0.91	2.43	3,140,972	96
12-31-08	24.69	0	.44•	(6.67)	(6.23)	0.90	2.14	—	3.04	15.42	(27	.51)(a)	0.90	0.90	0.89	2.10	2,376,765	98
12-31-07	26.61	0	.59•	0.69	1.28	0.50	2.70	—	3.20	24.69	4.39		0.89	0.89	0.89	2.26	3,159,850	60
12-31-06	25.13	0	.55•	2.92	3.47	0.31	1.68	—	1.99	26.61	14.64		0.90	0.90	0.89	2.15	2,843,235	58
12-31-05	24.50	0	.37•	1.46	1.83	0.33	0.87	—	1.20	25.13	7.74		0.90	0.90	0.90	1.50	2,318,302	23
Class S2
12-31-09	15.36	0	.40•	4.67	5.07	0.31	—	—	0.31	20.12	33.05		1.16	1.06	1.06	2.30	84,840	96
12-31-08	24.54	0	.41•	(6.64)	(6.23)	0.81	2.14	—	2.95	15.36	(27	.64)(a)	1.15	1.05	1.04	1.93	70,744	98
12-31-07	26.46	0	.55•	0.69	1.24	0.46	2.70	—	3.16	24.54	4.27		1.14	1.04	1.04	2.10	113,774	60
12-31-06	25.03	0	.51•	2.90	3.41	0.30	1.68	—	1.98	26.46	14.45		1.15	1.05	1.04	2.00	115,617	58
12-31-05	24.44	0	.34•	1.45	1.79	0.33	0.87	—	1.20	25.03	7.59		1.15	1.05	1.05	1.35	91,510	23

ING T. Rowe Price Equity Income Portfolio
Class ADV
12-31-09	8.41	0.14		1.93	2.07	0.14	—	—	0.14	10.34	24.59		1.41	1.26	1.26	1.67	17,601	14
12-31-08	15.00	0	.26•	(5.40)	(5.14)	0.38	1.07	—	1.45	8.41	(35	.91)(a)	1.40	1.25	1.24	2.10	12,589	33
12-31-07	15.28	0	.21•	0.24	0.45	0.16	0.57	—	0.73	15.00	2.71		1.39	1.24	1.24	1.35	24,913	27
12-31-06	13.65	0	.18•	2.27	2.45	0.20	0.62	—	0.82	15.28	18.66		1.40	1.24	1.24	1.23	31,856	19
12-31-05	13.68	0	.17•	0.29	0.46	0.17	0.32	—	0.49	13.65	3.55		1.40	1.25	1.25	1.21	20,692	18
Class I
12-31-09	8.45	0	.20•	1.93	2.13	0.18	—	—	0.18	10.40	25.28		0.66	0.66	0.66	2.22	337,251	14
12-31-08	15.26	0	.33•	(5.48)	(5.15)	0.59	1.07	—	1.66	8.45	(35	.50)(a)	0.65	0.65	0.64	2.80	154,488	33
12-31-07	15.52	0	.31•	0.25	0.56	0.25	0.57	—	0.82	15.26	3.34		0.64	0.64	0.64	2.00	135,616	27
12-31-06	13.80	0	.26•	2.31	2.57	0.23	0.62	—	0.85	15.52	19.42		0.65	0.64	0.64	1.84	31,382	19
12-31-05	13.76	0	.25•	0.29	0.54	0.18	0.32	—	0.50	13.80	4.12		0.65	0.65	0.65	1.92	45,227	18
Class S
12-31-09	8.46	0.18		1.93	2.11	0.16	—	—	0.16	10.41	24.99		0.91	0.91	0.91	2.07	891,492	14
12-31-08	15.22	0	.30•	(5.48)	(5.18)	0.51	1.07	—	1.58	8.46	(35	.69)(a)	0.90	0.90	0.89	2.48	726,076	33
12-31-07	15.49	0	.27•	0.25	0.52	0.22	0.57	—	0.79	15.22	3.06		0.89	0.89	0.89	1.70	1,192,368	27
12-31-06	13.78	0.23		2.30	2.53	0.20	0.62	—	0.82	15.49	19.09		0.90	0.89	0.89	1.58	1,244,743	19
12-31-05	13.74	0	.21•	0.31	0.52	0.16	0.32	—	0.48	13.78	3.92		0.90	0.90	0.90	1.53	1,067,106	18
Class S2
12-31-09	8.42	0.16		1.92	2.08	0.15	—	—	0.15	10.35	24.74		1.16	1.06	1.06	1.91	54,916	14
12-31-08	15.12	0.28		(5.43)	(5.15)	0.48	1.07	—	1.55	8.42	(35	.76)(a)	1.15	1.05	1.04	2.33	41,553	33
12-31-07	15.40	0	.24•	0.26	0.50	0.21	0.57	—	0.78	15.12	2.95		1.14	1.04	1.04	1.56	69,427	27
12-31-06	13.72	0	.21•	2.29	2.50	0.20	0.62	—	0.82	15.40	18.93		1.15	1.04	1.04	1.43	61,853	19
12-31-05	13.70	0	.19•	0.30	0.49	0.15	0.32	—	0.47	13.72	3.75		1.15	1.05	1.05	1.41	38,469	18

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income
		(loss)
		from
		investment																		Supplemental
		operations					Less distributions						Ratios to average net assets							data
	Net										Net			Expenses
	asset			Net							asset			net of fee
	value,			realized	Total						value,		Expenses	waivers		Expenses				Net assets,
	beginning	Net		and	from		From net	From net	From		end of		before	and/or		net of all		Net Investment		end of	Portfolio
	of year	investment		unrealized	investment		investment	realized	return of	Total	year or	Total	reductions/	recoupments,		reductions/		income		year or	turnover
	or period	income (loss)		gain (loss)	operations		income	gains	capital	distributions	period	Return(1)	additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss) (2)(3)		period	rate
Year or period ended	($)	($)		($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Van Kampen Global Franchise Portfolio
Class ADV
12-31-09	10.78	0.15		2.65	2.80		0.79	0.37	—	1.16	12.42	28.15	1.74	1.59		1.59		1.29		1	21
12-31-08	16.80	0.30		(4.98)	(4.68)		0.22	1.12	—	1.34	10.78	(28.87)	1.72	1.57		1.57		2.13		1	28
12-31-07	15.85	0.23		1.21	1.44		—	0.49	—	0.49	16.80	9.11	1.71	1.56		1.56		1.44		1	26
12-29-06(4)–12-31-06	15.85	(0	.00)*	—	(0	.00)*	—	—	—	—	15.85	—	1.73	1.58		1.58		(1.58)		1	16
Class I
12-31-09	10.89	0.21		2.70	2.91		0.89	0.37	—	1.26	12.54	29.14	0.99	0.99		0.99		1.83		1	21
12-31-08	16.98	0.37		(5.01)	(4.64)		0.33	1.12	—	1.45	10.89	(28.38)	0.97	0.97		0.97		2.60		1	28
12-31-07	15.90	0.35		1.22	1.57		—	0.49	—	0.49	16.98	9.91	0.96	0.96		0.96		2.12		1	26
04-28-06(4)–12-31-06	15.08	0	.11•	1.56	1.67		0.29	0.56	—	0.85	15.90	11.75	0.98	0.98		0.98		1.08		1	16
Class S
12-31-09	10.89	0	.17•	2.72	2.89		0.85	0.37	—	1.22	12.56	28.90	1.24	1.24		1.24		1.57		277,784	21
12-31-08	16.97	0.35		(5.03)	(4.68)		0.28	1.12	—	1.40	10.89	(28.57)	1.22	1.22		1.22		2.43		219,215	28
12-31-07	15.92	0.31		1.23	1.54		—	0.49	—	0.49	16.97	9.71	1.21	1.21		1.21		1.86		345,262	26
12-31-06	13.88	0.19		2.67	2.86		0.26	0.56	—	0.82	15.92	21.33	1.23	1.23		1.23		1.41		310,365	16
12-31-05	12.63	0	.18•	1.24	1.42		0.03	0.14	—	0.17	13.88	11.30	1.25	1.25		1.25		1.35		214,349	17
Class S2
12-31-09	10.83	0	.16•	2.69	2.85		0.83	0.37	—	1.20	12.48	28.58	1.49	1.39		1.39		1.46		60,930	21
12-31-08	16.87	0.34		(5.01)	(4.67)		0.25	1.12	—	1.37	10.83	(28.66)	1.47	1.37		1.37		2.28		53,297	28
12-31-07	15.85	0	.29•	1.22	1.51		—	0.49	—	0.49	16.87	9.56	1.46	1.36		1.36		1.73		86,796	26
12-31-06	13.83	0.18		2.65	2.83		0.25	0.56	—	0.81	15.85	21.13	1.48	1.38		1.38		1.30		84,086	16
12-31-05	12.59	0	.15•	1.25	1.40		0.02	0.14	—	0.16	13.83	11.19	1.50	1.40		1.40		1.11		66,241	17

ING Van Kampen Global Tactical Asset Allocation Portfolio
Class S
12-31-09	8.60	0.06		1.32	1.38		0.17	0.17	—	0.34	9.64	16.00	1.38	1	.18†	1	.18†	0	.56†	61,912	62
09-17-08(4)–12-31-08	10.00	0.02		(1.42)	(1.40)		—	—	—	—	8.60	(14.00)	1.39	1	.18†	1	.18†	1	.00†	24,234	4

ING Van Kampen Growth and Income Portfolio
Class ADV
12-31-09	15.80	0	.17•	3.55	3.72		0.19	—	—	0.19	19.33	23.57	1.41	1	.26†	1	.26†	1	.03†	2,692	52
12-31-08	26.40	0	.32•	(8.51)	(8.19)		0.41	2.00	—	2.41	15.80	(32.49)	1.40	1.25		1.25		1.48		1,886	43
12-31-07	27.87	0	.32•	0.43	0.75		0.35	1.87	—	2.22	26.40	2.20	1.39	1.24		1.24		1.14		5,264	25
12-31-06	26.86	0	.33•	3.53	3.86		0.38	2.47	—	2.85	27.87	15.59	1.40	1.25		1.24		1.22		8,391	30
12-31-05	24.73	0	.24•	2.14	2.38		0.25	—	—	0.25	26.86	9.71	1.40	1.25		1.24		0.92		855	39
Class I
12-31-09	15.69	0.27		3.54	3.81		0.27	—	—	0.27	19.23	24.30	0.66	0	.66†	0	.66†	1	.67†	16,614	52
12-31-08	26.82	0	.45•	(8.59)	(8.14)		0.99	2.00	—	2.99	15.69	(32.08)	0.65	0.65		0.65		2.11		12,953	43
12-31-07	28.24	0	.49•	0.46	0.95		0.50	1.87	—	2.37	26.82	2.87	0.64	0.64		0.64		1.72		13,860	25
04-28-06(4)–12-31-06	28.61	0	.31•	2.19	2.50		0.40	2.47	—	2.87	28.24	9.90	0.65	0.65		0.65		1.73		13,217	30
Class S
12-31-09	15.78	0	.23•	3.56	3.79		0.23	—	—	0.23	19.34	24.02	0.91	0	.91†	0	.91†	1	.43†	570,662	52
12-31-08	26.84	0.45		(8.66)	(8.21)		0.85	2.00	—	2.85	15.78	(32.26)	0.90	0.90		0.90		1.86		499,353	43
12-31-07	28.27	0	.42•	0.45	0.87		0.43	1.87	—	2.30	26.84	2.59	0.89	0.88		0.88		1.49		857,470	25
12-31-06	27.07	0	.42•	3.58	4.00		0.33	2.47	—	2.80	28.27	15.99	0.90	0.90		0.89		1.56		976,161	30
12-31-05	24.85	0	.36•	2.12	2.48		0.26	—	—	0.26	27.07	10.07	0.90	0.89		0.89		1.33		852,319	39
Class S2
12-31-09	15.72	0	.21•	3.53	3.74		0.20	—	—	0.20	19.26	23.83	1.16	1	.06†	1	.06†	1	.28†	51,397	52
12-31-08	26.69	0.41		(8.60)	(8.19)		0.78	2.00	—	2.78	15.72	(32.36)	1.15	1.05		1.05		1.71		44,674	43
12-31-07	28.13	0	.37•	0.45	0.82		0.39	1.87	—	2.26	26.69	2.43	1.14	1.04		1.04		1.32		77,135	25
12-31-06	26.96	0	.38•	3.56	3.94		0.30	2.47	—	2.77	28.13	15.81	1.15	1.05		1.04		1.40		80,628	30
12-31-05	24.79	0	.30•	2.13	2.43		0.26	—	—	0.26	26.96	9.89	1.15	1.05		1.04		1.16		70,395	39

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(5)	Since April 29, 2005, J.P. Morgan Investment Management Inc. has served as portfolio manager for the ING JPMorgan Emerging Markets Equity Portfolio. Prior to this date, a different firm served as portfolio manager.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or more than $(0.005) or more than (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio (Note 4).

(a)	There was no impact on total return by the affiliate payments in 2008.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust consists of forty-nine active separate investment series. There are nineteen portfolios included in this report (each a “Portfolio” and collectively, the “Portfolios”) and they are: ING Artio Foreign Portfolio (“Artio Foreign”), ING Clarion Global Real Estate Portfolio (“Clarion Global Real Estate”), ING Evergreen Health Sciences Portfolio (“Evergreen Health Sciences”), ING FMRSM Diversified Mid Cap Portfolio (“FMRSM Diversified Mid Cap”), ING Global Resources Portfolio (“Global Resources”), ING Janus Contrarian Portfolio (“Janus Contrarian”), ING JPMorgan Emerging Markets Equity Portfolio (“JPMorgan Emerging Markets Equity”), ING Liquid Assets Portfolio (“Liquid Assets”), ING Marsico Growth Portfolio (“Marsico Growth”), ING Marsico International Opportunities Portfolio (“Marsico International Opportunities”), ING MFS Total Return Portfolio (“MFS Total Return”), ING MFS Utilities Portfolio (“MFS Utilities”), ING PIMCO Total Return Bond Portfolio (“PIMCO Total Return Bond”), ING Pioneer Mid Cap Value Portfolio (“Pioneer Mid Cap Value”), ING T. Rowe Price Capital Appreciation Portfolio (“T. Rowe Price Capital Appreciation”), ING T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income”), ING Van Kampen Global Franchise Portfolio (“Van Kampen Global Franchise”), ING Van Kampen Global Tactical Asset Allocation Portfolio (“Van Kampen Global Tactical Asset Allocation”), and ING Van Kampen Growth and Income Portfolio (“Van Kampen Growth and Income”).

All of the Portfolios are diversified except for Clarion Global Real Estate, Evergreen Health Sciences, Global Resources, Janus Contrarian, and Van Kampen Global Franchise, which are non-diversified Portfolios. All of the Portfolios, except Liquid Assets and Van Kampen Global Tactical Asset Allocation are authorized to offer four classes of shares (Institutional (“Class I”), Service (“Class S”), Service 2 (“Class S2”), and Adviser (“Class ADV”)); Liquid Assets is only authorized to offer Class I, Class S, and Class S2; Van Kampen Global Tactical Asset Allocation is only authorized to offer Class ADV and Class S; however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fee. All shareholders bear the common expenses of the Portfolios and earn income and gains and losses from a Portfolio pro rata based on the average net assets of each class, without distinction between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its average net assets. Expenses directly attributable to a particular Portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, transfer agency out-of-pocket expenses, and offering costs) are charged directly to that Portfolio. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable. The information presented in these financial statements pertains to the Portfolios listed in this note.

The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Portfolios serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), Security Life of Denver Insurance Company, ReliaStar Life Insurance Company, United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect wholly-owned subsidiary of ING USA. ING USA, Security Life of Denver Insurance Company and ReliaStar Life Insurance Company are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 1 — ORGANIZATION (continued)

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch State and its EUR 7.5 billion rights issue.

The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, which is not an affiliate of ING and other non-affiliated life insurance companies.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at net asset value. Investments in securities maturing in 60 days or less, as well as all securities in Liquid Assets, are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that a Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Portfolio calculates its NAV. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the New York Stock Exchange.

Fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended December 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued additional guidance related to fair value measurements entitled, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Portfolios and the results of their operations due to the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On March 19, 2008, the FASB issued new disclosure requirements related to derivatives entitled, “Disclosure about Derivative Instruments and Hedging Activities.” Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. Enhanced disclosures regarding credit-risk-related contingent features of derivative instruments is also required. All changes to disclosures have

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Risk Exposures and the use of Derivative Instruments. The Portfolios’ investment objectives permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within the Portfolios’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements. These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by a Portfolio and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement. At December 31, 2009, PIMCO Total Return Bond had a net liability position of $5,797,592 on derivative contracts subject to the ISDA Master Agreements.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on swaps, OTC derivatives and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

related agencies. As of December 31, 2009, PIMCO Total Return Bond received $4,310,000 principal value in U.S. Treasury Bills and $12,828,000 in cash collateral for swaps, when-issued or delayed-delivery securities and forward foreign currency contracts. The Portfolio has pledged $1,034,000 principal value in U.S. Treasury Bills as collateral to various counterparties for open swap contracts. Cash collateral received may be invested in accordance with the Portfolio’s investment strategy. Collateral received as securities cannot be repledged.

E.	Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

For the year ended December 31, 2009, certain Portfolios have entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios uses forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio.

During the year ended December 31, 2009, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell

Artio Foreign	$160,947,864	$155,459,047
Janus Contrarian	2,312,646	26,813,337
MFS Utilities	6,612,815	46,207,112
PIMCO Total Return Bond	65,712,682	113,192,496
Van Kampen Global Franchise	—	35,961,318
Van Kampen Global Tactical Asset Allocation	7,614,146	1,407,816

F.	Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following the each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

At December 31, 2009, PIMCO Total Return Bond had posted $9,321,000 principal value in

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

U.S. Treasury Bills as cash collateral for open futures contracts.

Van Kampen Global Tactical Asset Allocation holds $20,750,000 in restricted cash for futures contracts as reported on the Statements of Assets and Liabilities.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2009, Van Kampen Global Tactical Asset Allocation purchased futures contracts on various equity indexes to increase exposure to equity risk. PIMCO Total Return Bond also purchased or sold futures contracts on various bonds and notes to increase or decrease exposure to interest rate risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolios securities.

During the year ended December 31, 2009, the Portfolios had average market values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold

PIMCO Total Return Bond	$2,090,456,928	$	$—
Van Kampen Global Tactical Asset Allocation	14,643,172		961,872

G.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared daily and paid monthly by Liquid Assets. For all other Portfolios, net investment income and net capital gain distributions, if any, will be declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

H.	Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

I.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J.	Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agreement declines, and may incur disposition costs in liquidating the collateral.

K.	Securities Lending. Certain Portfolios have the option to temporarily loan up to 33 1/3% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

L.	Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

Certain Portfolios have purchased put options to increase exposure to equity, foreign exchange and interest rate risk.

Certain Portfolios have written call options to decrease exposure to both equity and interest rate risk.

Please refer to Note 10 for the volume of both purchased and written option activity during the year ended December 31, 2009.

M.	Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments made and/or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations until termination. These upfront payments represent the amounts paid or received when initially

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

entering into the contract to offset the differences between the swap agreements and the prevailing market conditions at time of contract. Upon termination, these upfront payments are recorded as a realized gain or loss on the Statement of Operations. A Portfolio also records periodic payments made or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

In assessing the status of payment or performance risk for a seller of protection, unrealized losses imply widening credit spreads when selling protection. A decrease in market value and a resulting unrealized loss position suggests a deterioration of the referenced entity’s credit soundness. As the notional amount represents the total obligation that would be due upon a credit event, market values that approach this loss, offset by any upfront payments received, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Unrealized

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

losses, market values, and upfront payments for all credit default swap agreements in which a Portfolio is a seller of protection have been disclosed in the Portfolio of Investments.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2009, for which a Portfolio is seller of protection are disclosed in a table following the Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2009, PIMCO Total Return Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the year ended December 31, 2009, PIMCO Total Return Bond has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market and to hedge against anticipated potential credit events.

For the year ended December 31, 2009, PIMCO Total Return Bond had average notional amounts of $40,905,200 and $202,890,811 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2009, certain Portfolios have entered into interest rate swaps in which they receive a fixed interest rate and pays a floating interest rate in order to decrease exposure to interest rate risk. Since the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio enters into these swap agreements to help hedge against this risk and to maintain its ability to generate income at prevailing market rates.

For the year ended December 31, 2009, PIMCO Total Return Bond had an average notional amount of $841,923, 098 on interest rate swaps.

Structured Products. Certain Portfolios invest in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ’structured’ by the purchaser and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the changes in the market value of these structured products as an unrealized gain or loss in the accompanying Portfolio’s Statement of Operations. A Portfolio records a realized gain or loss when a structured product is sold or matures.

Risks associated with structured products include credit risk (if the counterparty fails to meet its obligation) and risk associated with the underlying asset or reference. Since a Portfolio enters into the transaction with the borrower at par value, a Portfolio could receive more or less than it originally invested when a note matures. The prices of the notes may also be very volatile and may have limited liquidity in the market which can make it difficult for a Portfolio to value or sell at an advantageous price.

N.	Illiquid and Restricted Securities. The Portfolios may not invest more than 15% of their net assets (10% for Global Resources, Liquid Assets, T. Rowe Price Capital Appreciation, and T. Rowe Price Equity Income) in illiquid securities. Illiquid

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

O.	Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

P.	Mortgage Dollar Roll Transactions. In connection with a Portfolio’s ability to purchase or sell securities on a when-issued basis, certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. In return, the Portfolio is compensated with fee income or receives an advantageous repurchase price (“drop in price”). The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. Fees received from fee based mortgage dollar rolls are recorded as income.

Q.	Floating Rate Notes Issued in Conjunction with Securities Held — PIMCO Total Return Bond invests in “inverse floaters” which are fixed income instruments with interest rates that vary inversely with short term interest rates. With respect to certain types of inverse floaters that are acquired in a transaction in which the Portfolio transfers a municipal bond to a trust to create the inverse floater, Statement of Financial Accounting Standards No. 140 (“FAS 140”) requires that the transaction be characterized as a financing instead of a sale for financial statement presentation purposes. At December 31, 2009, the Portfolio did not invest in these types of inverse floaters.

R.	Sales Commitments. Sale commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities, based upon the unit price established at the date the commitment was entered into.

S.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management believes the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, the cost of purchases and the proceeds from the sales of securities, excluding U.S. Government and short-term securities, were as follows:

	Purchases	Sales

Artio Foreign	$2,439,560,695	$3,210,676,089
Clarion Global Real Estate	288,752,085	417,714,286
Evergreen Health Sciences	101,343,871	108,837,239
FMRsm Diversified Mid Cap	533,977,656	703,899,842
Global Resources	628,324,405	659,109,851
Janus Contrarian	558,679,814	779,994,152
JPMorgan Emerging Markets Equity	294,266,032	416,730,354
Marsico Growth	501,995,139	601,883,938
Marsico International Opportunities	438,656,868	575,330,234
MFS Total Return	280,318,818	370,193,363
MFS Utilities	295,696,409	310,630,638
PIMCO Total Return Bond	598,781,391	799,155,103
Pioneer Mid Cap Value	773,918,897	939,226,757
T. Rowe Price Capital Appreciation	2,528,912,609	2,529,682,991
T. Rowe Price Equity Income	238,944,027	144,444,343
Van Kampen Global Franchise	58,321,399	66,231,767
Van Kampen Global Tactical Asset Allocation	28,899,809	14,836,482
Van Kampen Growth and Income	279,160,208	304,297,396

U.S. Government securities not included above were as follows:

	Purchases	Sales

MFS Total Return	$151,836,325	$132,142,428
PIMCO Total Return Bond	23,306,835,052	24,999,442,659
T. Rowe Price Capital Appreciation	58,475,041	60,635,678
Van Kampen Global Tactical Asset Allocation	702,067	501,306

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Clarion Global Real Estate has entered into an investment management agreement (“Investment Management Agreement”) with ING Investments, LLC (“ING Investments”), an Arizona limited liability company, which is an indirect, wholly-owned subsidiary of ING Groep. The Investment Management Agreement compensates ING Investments with a fee, computed daily and payable monthly, based on the average daily net assets of Clarion Global Real Estate, based on 0.80% of the first $250 million; 0.775% of the next $250 million; and 0.70% of the amount in excess of $500 million of the average daily net assets of the portfolio.

Marsico International Opportunities, MFS Utilities and Van Kampen Global Tactical Asset Allocation have entered into investment management agreements (“Investment Management Agreements”) with Directed Services LLC (“DSL”). The Investment Management Agreements compensate DSL with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee

Marsico International Opportunities	0.54% of the first $21 billion; 0.53% thereafter

MFS Utilities	0.60% of the first $1 billion; 0.55% of the next $500 million; 0.50% of the next $5 billion; 0.47% of the next $5 billion; 0.45% of the next $5 billion; 0.44% of the next $5 billion; 0.43% thereafter

Van Kampen Global Tactical Asset Allocation	0.75% of the first $500 million; 0.725% thereafter

Except for the above Portfolios, DSL an indirect, wholly-owned subsidiary of ING Groep, provides the Portfolios with advisory and administrative services under a Management Agreement (the “Unified Agreement”).

Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging managers and for monitoring and evaluating the management of the assets of each Portfolio. Portfolio managers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, the Investment Adviser also is responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of each Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, and auditing. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee

Artio Foreign	1.00% of the first $50 million; 0.95% of the next $200 million; 0.90% of the next $250 million; 0.85% of the amount in excess of $500 million.

Evergreen Health Sciences	0.75% of the first $500 million; 0.70% of the amount in excess of $500 million

FMRsm Diversified Mid Cap	0.65% of the first $800 million; 0.60% of the next $700 million; and 0.58% of the amount in excess of $1.5 billion

Global Resources, T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income, and Van Kampen Growth and Income(1)	0.75% of the first $750 million; 0.70% of the next $1.25 billion; 0.65% of the next $1.5 billion; and 0.60% of the amount in excess of $3.5 billion

Janus Contrarian(2)	0.81% of the first $250 million; 0.77% of the next $400 million; 0.73% of the next $450 million; 0.67% of the amount in excess of $1.1 billion

JPMorgan Emerging Markets Equity	1.25%

Liquid Assets(3)	0.35% of the first $200 million; 0.30% of the next $300 million; 0.25% of the amount in excess of $500 million

Marsico Growth*	0.85% of the first $250 million; 0.80% of the next $400 million; 0.75% of the next $450 million; 0.70% of the amount in excess of $1.1 billion

MFS Total Return*	0.75% of the first $250 million; 0.70% of the next $400 million; 0.65% of the next $450 million; 0.60% of the amount in excess of $1.1 billion

PIMCO Total Return Bond	0.75% of the first $100 million; 0.65% of the next $100 million; 0.55% of the amount in excess of $200 million

Pioneer Mid Cap Value	0.64%

Van Kampen Global Franchise	1.00% of the first $250 million; 0.90% of the next $250 million; and 0.75% of the amount in excess of $500 million

*	Until August 10, 2009, the assets of Marsico Growth were aggregated with AllianceBernstein Mid Cap Growth to determine the Unified Fee. Until July 20, 2009, the assets of MFS Total Return were aggregated with Oppenheimer Main Street to determine the Unified Fee.

(1)	The assets of these Portfolios are aggregated with those of ING Clarion Real Estate Portfolio, which is not included in this report, to determine the Unified Fee.
(2)	Until August 10, 2009, the assets of Janus Contrarian were aggregated with those of ING Growth & Income Portfolio II, which is not included in this report, to determine the Unified Fee.
(3)	The assets of Liquid Assets are aggregated with those of ING Limited Maturity Bond Portfolio, which is not included in this report, to determine the Unified Fee.

Each Investment Advisor has contractually agreed to waive a portion of the advisory fee for each of Clarion Global Real Estate(1), PIMCO Total Return Bond and Pioneer Mid Cap Value. Previously, the Investment Adviser had agreed to waive a portion of the advisory fee for Artio Foreign. This waiver expired on May 1, 2009. The waiver is calculated as follows:

Waiver = 50% × (former sub-advisory fee minus new sub-advisory fee)

For the year ended December 31, 2009, ING Investments or DSL waived $34,770, $27,121, $331,146 and $347 for Artio Foreign, Clarion Global Real Estate, PIMCO Total Return Bond and Pioneer Mid Cap Value, respectively.

The waivers will continue through at least May 1, 2010 for Clarion Global Real Estate and Pioneer Mid Cap Value. The waiver will continue through at least April 1, 2010 for PIMCO Total Return Bond. There is no guarantee that these waivers will continue after said dates. The agreements will only renew if ING Investments or DSL elects to renew them.

Van Kampen Global Tactical Asset Allocation may invest its assets in registered investment companies advised by Van Kampen or an affiliate of Van Kampen (“Underlying Funds”). Van Kampen Global Tactical Asset Allocation’s purchase of shares of Underlying Funds will result in Van Kampen Global Tactical Asset Allocation paying a proportionate share of the expenses of the Underlying Funds. Effective May 13, 2009, DSL will waive its fee in an amount equal to the advisory fee received by the adviser(s) of the Underlying Funds resulting from Van Kampen Global Tactical Asset Allocation’s investment into the Underlying Funds. For the year ended December 31, 2009, the DSL waived $10,447 of such management fees. These fees are not subject to recoupment.

ING Portfolios are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect

(1)	Effective May 1, 2009, ING Investments has contractually agreed to waive a portion of the advisory fee for the Portfolio. The waiver for Clarion Global Real Estate is limited to an annual 50% of the savings based on the Portfolio’s assets as of May 1, 2009.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

to assets invested by the Portfolios. For the year ended December 31, 2009, the Portfolios waived the following of such management fees:

Portfolio	Amount

Artio Foreign	$56,773
Clarion Global Real Estate	5,220
Evergreen Health Sciences	8,152
FMRSM Diversified Mid Cap	60,388
Global Resources	11,502
Marsico Growth	26,865
Marsico International Opportunities	19,603
Pioneer Mid Cap Value	13,090
Van Kampen Global Tactical Asset Allocation	346

These amounts are not recoupable.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Clarion Global Real Estate, Marsico International Opportunities, MFS Utilities and Van Kampen Global Tactical Asset Allocation Portfolios’ operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of the Portfolio’s average daily net assets.

The Trust and ING Investments or DSL (collectively, “Investment Advisers”) have entered into Portfolio Management Agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by the respective Investment Adviser based on the average daily net assets of the respective Portfolios. The sub-adviser of each of the Portfolios are as follows (*denotes a related party adviser):

Portfolio	Sub-Adviser

Artio Foreign	Artio Global Management, LLC

Clarion Global Real Estate	ING Clarion Real Estate Securities, LLC*

Evergreen Health Sciences	Evergreen Investment Management Company, LLC

FMRsm Diversified Mid Cap	Fidelity Management & Research Company

Global Resources	ING Investment Management Co.*

Janus Contrarian	Janus Capital Management LLC

JPMorgan Emerging Markets Equity	J.P. Morgan Investment Management Inc.

Liquid Assets	ING Investment Management Co.*

Marsico Growth	Marsico Capital Management, LLC

Marsico International Opportunities	Marsico Capital Management, LLC

MFS Total Return	Massachusetts Financial Services Company

MFS Utilities	Massachusetts Financial Services Company

PIMCO Total Return Bond	Pacific Investment Management Company LLC

Pioneer Mid Cap Value	Pioneer Investment Management, Inc.

T. Rowe Price Capital Appreciation	T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income	T. Rowe Price Associates, Inc.

Van Kampen Global Franchise	Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

Van Kampen Global Tactical Asset Allocation	Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

Van Kampen Growth & Income	Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-adviser. Any amount credited to a Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — EXPENSE LIMITATION AGREEMENTS

Each Investment Adviser has entered into written expense limitation agreements with certain of the Portfolios, whereby each Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

	Class ADV	Class I	Class S	Class S2

Clarion Global Real Estate	1.50%	0.90%	1.15%	1.30%
Marsico International Opportunities(1)	1.30%	0.70%	0.95%	1.10%
MFS Utilities	1.40%	0.80%	1.05%	1.20%

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 5 — EXPENSE LIMITATION AGREEMENTS (continued)

	Class ADV	Class I	Class S	Class S2

Pioneer Mid Cap Value	1.25%	0.65%	0.90%	1.05%
Van Kampen Global Tactical Asset Allocation	1.53%	N/A	1.18%	N/A

(1)	Prior to May 1, 2009, the expense limits were 1.28%, 0.68%, 0.93% and 1.08% for Classes ADV, I, S and S2 shares, respectively.

The Investment Advisers may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Advisers during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Advisers of such waived and reimbursed fees are recognized in the accompanying Statements of Operations for each Portfolio in the period during which such waiver, reimbursement or recoupment occurs.

Pursuant to a previous side agreement effective April 30, 2007, DSL had effected the following expense limits for Janus Contrarian through May 1, 2009: 1.34%, 0.74%, 0.99% and 1.14% for Class ADV, Class I, Class S and Class S2 shares, respectively. This waiver expired May 1, 2009. For the year ended December 31, 2009, the Portfolio waived $97,617 of such fees. These fees are not subject to recoupment.

The expense limitation agreements are contractual and shall renew automatically unless ING Investments or DSL provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

As of December 31, 2009, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Advisers, and the related expiration dates are as follows:

	December 31,
	2010	2011	2012	Total

Clarion Global Real Estate	$167,477	$298,739	$409,481	$875,697
Marsico International Opportunities	167,431	318,590	228,500	714,521
Van Kampen Global Tactical Asset Allocation	—	12,429	75,957	88,386

NOTE 6 — DISTRIBUTION AND SERVICE FEE

The Trust has entered into a Shareholder Service Plan (the ”Plan”) for the Class S and Class S2 shares of each Portfolio. The agreement compensates ING Funds Distributor, LLC (the “Distributor” or “IFD”) for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2. Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the ”Class S2 Plan”) with IFD on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee for distribution services, including payments to IFD at an annual rate of 0.25% of the average daily net assets. IFD has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by Class S2 shares of a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2010.

Class ADV has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. IFD has contractually agreed to waive a portion of its fee equal to 0.15% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class ADV shares so that the actual fee paid by Class ADV shares of a Portfolio is an annual rate of 0.35%. The expense waiver will continue through at least May 1, 2010.

IFD and DSL have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and advisory fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Liquid Assets in maintaining a yield of not less than zero. There is no guarantee that Liquid Assets will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by DSL and/or IFD, as applicable, within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of Liquid Assets on that day. Distribution and Servicing fees waived are not subject to recoupment. For the year ended December 31, 2009, Liquid Assets waived $783,316 and $212,732 for Classes S and S2, respectively, of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 6 — DISTRIBUTION AND SERVICE FEE (continued)

Distribution and Servicing fees. This expense waiver or reimbursement may be discontinued at any time. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Trust has adopted a Retirement Policy covering independent trustees of the Trust who were trustees on or before May 9, 2007, and who will have served as an independent trustee for at least five years as of the date of their retirement (as that term is defined in the Policy). Benefits under the Policy are based on an annual rate as defined in the Policy.

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustee fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL until distribution in accordance with the Plan.

At December 31, 2009, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios in separate accounts or seed money:

ING Life Insurance and Annuity Company	Artio Foreign (8.96%)
Clarion Global Real Estate (15.60%)
FMRSM Diversified Mid Cap (15.58%)
Global Resources (17.18%)
Janus Contrarian (11.44%)
JPMorgan Emerging Markets Equity (10.23%)
Marsico Growth (8.93%)
Marsico International Opportunities (8.29%)
MFS Total Return (10.45%)
MFS Utilities (9.98%)
Pioneer Mid Cap Value (11.52%)
T. Rowe Price Capital Appreciation (15.08%)
T. Rowe Price Equity Income (19.94%)
Van Kampen Growth & Income (6.08%)

ING USA Annuity and Life Insurance	Artio Foreign (61.47%)
Clarion Global Real Estate (40.80%)
Evergreen Health Sciences (24.64%)
FMRSM Diversified Mid Cap (72.44%)
Global Resources (75.23%)
Janus Contrarian (85.80%)
JPMorgan Emerging Markets Equity (71.56%)
Liquid Assets (81.24%)
Marsico Growth (66.35%)
Marsico International Opportunities (45.45%)
MFS Total Return (82.40%)
MFS Utilities (83.90%)
PIMCO Total Return Bond (90.43%)
Pioneer Mid Cap Value (69.08%)
T. Rowe Price Capital Appreciation (73.40%)
T. Rowe Price Equity Income (52.09%)
Van Kampen Global Tactical Asset Allocation (67.29%)
Van Kampen Global Franchise (80.50%)
Van Kampen Growth & Income (86.25)%

ING USA Life and Annuity Company	Van Kampen Global Tactical Asset Allocation (30.67)%

Reliastar Life Insurance Company	Marsico International Opportunities (11.17%)

ING Solution 2025 Portfolio	Artio Foreign (7.52%) Clarion Global Real Estate (9.88%) Marsico Growth (6.99%) Marsico International Opportunities (8.05%) T. Rowe Price Equity Income (5.75%)

ING Solution 2035 Portfolio	Artio Foreign (6.21%) Clarion Global Real Estate (8.18%) Marsico Growth (6.37%) Marsico International Opportunities (8.89%) T. Rowe Price Equity Income (5.43%)

ING Solution 2045 Portfolio	Clarion Global Real Estate (7.29%) Marsico International Opportunities (7.11%)

ING National Trust	Liquid Assets (5.36%)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

At December 31, 2009, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

	Accrued		Accrued
	Unified/		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution
Portfolio	Fees	Fees	Fees	Total

Artio Foreign	$805,661	$—	$173,428	$979,089
Clarion Global Real Estate	247,992	31,759	39,870	319,621
Evergreen Health Sciences	131,965	—	42,449	174,414
FMRSM Diversified Mid Cap	591,962	—	229,328	821,290
Global Resources	521,551	—	200,868	722,419
Janus Contrarian	384,540	—	118,220	502,760
JPMorgan Emerging Markets Equity	1,081,081	—	180,315	1,261,396
Liquid Assets	114,346	—	417,327	531,673
Marsico Growth	514,735	—	124,746	639,481
Marsico International Opportunities	178,505	33,208	49,383	261,096
MFS Total Return	628,217	—	205,020	833,237
MFS Utilities	251,395	41,898	103,841	397,134
PIMCO Total Return Bond	1,575,956	—	669,907	2,245,863
Pioneer Mid Cap Value	441,725	—	123,045	564,770
T. Rowe Price Capital Appreciation	1,945,079	—	713,962	2,659,041
T. Rowe Price Equity Income	712,040	—	216,734	928,774
Van Kampen Global Franchise	278,836	—	79,295	358,131
Van Kampen Global Tactical Asset Allocation	37,219	5,225	13,062	55,506
Van Kampen Growth and Income	352,525	—	140,397	492,922

The following Portfolios placed a portion of their portfolio transactions with brokerage firms which are affiliates of the Investment Advisers. The commissions paid to these affiliated firms were:

	Affiliated	Commissions
	Brokers	Paid

Clarion Global Real Estate	ING Baring LLC	$13,676
FMRSM Diversified Mid Cap	ING Baring LLC	7,673
JPMorgan Emerging Markets Equity	ING Baring LLC	753
Marsico Growth	ING Baring LLC	7,253
Marsico International Opportunities	ING Baring LLC	5,456
MFS Utilities	ING Baring LLC	658
Van Kampen Global Franchise	ING Baring LLC	99

NOTE 8 — OTHER ACCRUED EXPENSES & LIABILITIES

At December 31, 2009, the following Portfolio had the below payable included in Other Accrued Expenses and Liabilities that exceeded 5% of total liabilities:

	Accrued
Portfolio	Expenses	Amount

Van Kampen Global Tactical Asset Allocation	Custody	$20,914

NOTE 9 — LINE OF CREDIT

Effective June 2, 2009, the Portfolios, in addition to certain other portfolios managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the Portfolios. The Portfolios pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Portfolios utilized the line of credit during the year ended December 31, 2009 as follows:

			Approximate
			Weighted
		Approximate	Average
		Average Daily	Interest Rate
	Days	Balance For	For Days
Portfolio	Utilized	Days Utilized	Utilized

Artio Foreign	18	$5,335,833	1.37%
Clarion Global Real Estate	7	$2,872,571	1.43%
FMRSM Diversified Mid Cap	2	$570,000	1.38%
Global Resources	14	$3,163,571	1.40%
Janus Contrarian	81	$4,402,963	1.37%
JPMorgan Emerging Markets Equity	59	$4,388,644	1.38%
Marsico Growth	5	$3,560,000	1.37%
Marsico International Opportunities	4	$1,090,000	1.37%
MFS Total Return	17	$1,904,118	1.38%
MFS Utilities	6	$846,667	1.37%
PIMCO Total Return Bond	6	$11,738,333	1.42%
Pioneer Mid Cap Value	1	$520,000	1.36%

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in both purchased and written options for PIMCO Total Return Bond for the year ended December 31, 2009 were as follows:

Transactions in Purchased Options

	USD
	Notional	Cost

Balance at 12/31/08	$1,237,400,000	$7,511,964
Options Purchased	—	—
Options Terminated in Closing Sell Transactions	(163,200,000)	(2,637,855)
Options Expired	(691,900,000)	(80,396)
Options Exercised	(359,500,000)	(3,822,547)

Balance at 12/31/09	$22,800,000	$971,166

	Number of
	Contracts	Cost

Balance at 12/31/08	6,382	$78,343
Options Purchased	6,112	89,424
Options Terminated in Closing Sell Transactions	—	—
Options Expired	(10,302)	(130,945)
Options Exercised	—	—

Balance at 12/31/09	2,192	$36,822

Transactions in Written Options

	USD	EUR
	Notional	Notional	Premium

Balance at 12/31/08	$177,500,000	—	$4,223,367
Options Written	1,711,900,000	17,800,000	16,481,337
Options Terminated in Closing Purchase Transactions	(107,900,000)	(1,000,000)	(1,809,330)
Options Expired	(420,800,000)	(10,000,000)	(2,402,321)
Options Exercised	(358,900,000)	(1,000,000)	(4,783,741)

Balance at 12/31/09	$1,001,800,000	5,800,000	$11,709,312

	Number of
	Contracts	Premium

Balance at 12/31/08	1,230	$580,634
Options Written	3,115	1,342,707
Options Terminated in Closing Purchase Transactions	(292)	(220,674)
Options Expired	(2,870)	(1,068,260)
Options Exercised	(622)	(414,638)

Balance at 12/31/09	561	$219,769

Transactions in both purchased written options for T. Rowe Price Capital Appreciation for the year ended December 31, 2009 were as follows:

Transactions in Purchased Options

	Number of
	Contracts	Cost

Balance at 12/31/08	2,730	$1,360,290
Options Purchased	547	176,096
Options Expired	(1,444)	(562,965)

Balance at 12/31/09	1,833	$973,421

Transactions in Written Options

	Number of
	Contracts	Premium

Balance at 12/31/08	4,048	$2,421,275
Options Written	106,222	21,572,597
Options Terminated in Closing Purchase Transactions	(53,287)	(13,385,650)
Options Exercised	(8,379)	(1,461,827)

Balance at 12/31/09	48,604	$9,146,395

NOTE 11 — CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

					Net Increase		Proceeds
		Shares			(Decrease) in		From Shares
		Issued in	Reinvestment	Shares	Shares		Issued in	Reinvestment	Shares	Net Increase
	Shares Sold	Merger	of Distributions	Redeemed	Outstanding	Shares Sold	Merger	of Distributions	Redeemed	(Decrease)
Year or Period Ended	#	#	#	#	#	($)	($)	($)	($)	($)

Artio Foreign
Class ADV
12-31-09	36,925	44	3,260	(31,717)	8,512	339,204	442	29,459	(316,558)	52,547
12-31-08	303,872	—	42,748	(553,302)	(206,682)	4,338,906	—	586,935	(6,638,398)	(1,712,557)
Class I
12-31-09	30,561,099	—	4,336,182	(97,074,036)	(62,176,755)	266,964,350	—	39,344,498	(988,977,745)	(682,668,897)
12-31-08	35,242,968	—	7,494,039	(23,454,685)	19,282,322	489,296,394	—	104,841,607	(349,595,076)	244,542,925
Class S
12-31-09	3,594,324	7,362,065	2,384,651	(10,970,677)	2,370,363	32,511,765	73,041,354	21,498,700	(101,737,950)	25,313,869
12-31-08	10,144,559	—	6,868,798	(9,858,702)	7,154,655	152,561,491	—	95,407,608	(128,913,205)	119,055,894
Class S2
12-31-09	130,942	560,396	144,834	(721,840)	114,332	1,235,807	5,539,547	1,301,536	(6,596,634)	1,480,256
12-31-08	265,261	—	480,057	(790,972)	(45,654)	3,704,306	—	6,639,189	(10,935,292)	(591,797)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 11 — CAPITAL SHARES TRANSACTIONS (continued)

					Net Increase		Proceeds
		Shares			(Decrease) in		From Shares
		Issued in	Reinvestment	Shares	Shares		Issued in	Reinvestment	Shares	Net Increase
	Shares Sold	Merger	of Distributions	Redeemed	Outstanding	Shares Sold	Merger	of Distributions	Redeemed	(Decrease)
Year or Period Ended	#	#	#	#	#	($)	($)	($)	($)	($)

Clarion Global Real Estate
Class ADV
12-31-09	—	—	—	(1)	(1)	—	—	—	(5)	(5)
12-31-08	—	—	—	(2)	(2)	—	—	—	(11)	(11)
Class I
12-31-09	11,152,563	—	880,188	(29,651,842)	(17,619,091)	79,206,100	—	6,266,937	(226,703,036)	(141,229,999)
12-31-08	27,182,510	7,428,929	—	(8,081,537)	26,529,902	297,533,072	76,608,658	—	(71,182,215)	302,959,515
Class S
12-31-09	3,332,834	—	556,319	(4,175,595)	(286,442)	21,647,566	—	3,949,862	(31,149,126)	(5,551,698)
12-31-08	7,719,421	3,520,697	—	(3,493,774)	7,746,344	80,525,548	36,222,235	—	(33,623,710)	83,124,073
Class S2
12-31-09	40,553	—	6,020	(36,715)	9,858	248,050	—	42,926	(267,958)	23,018
12-31-08	79,708	—	—	(67,097)	12,611	868,215	—	—	(688,803)	179,412

Evergreen Health Sciences
Class ADV
12-31-09	—	—	—	(1)	(1)	—	—	—	(6)	(6)
12-31-08	—	—	—	—	—	—	—	—	—	—
Class I
12-31-09	551,513	—	—	(443,740)	107,773	5,173,853	—	—	(3,983,671)	1,190,182
12-31-08	791,898	—	31,643	(549,289)	274,252	8,588,946	—	344,910	(4,517,037)	4,416,819
Class S
12-31-09	3,422,084	—	—	(4,929,384)	(1,507,300)	30,067,991	—	—	(42,770,509)	(12,702,518)
12-31-08	7,414,279	—	983,937	(4,508,511)	3,889,705	80,266,570	—	10,715,071	(48,226,019)	42,755,622
Class S2
12-31-09	—	—	—	(1)	(1)	—	—	—	(4)	(4)
12-31-08	—	—	—	—	—	—	—	—	—	—

FMRSM Diversified Mid Cap
Class ADV
12-31-09	657,042	—	1,789	(436,630)	222,201	6,368,875	—	19,288	(4,284,231)	2,103,932
12-31-08	424,948	—	47,355	(364,719)	107,584	5,462,537	—	590,293	(4,811,500)	1,241,330
Class I
12-31-09	1,537,415	—	47,651	(13,817,893)	(12,232,827)	14,197,330	—	540,731	(143,154,300)	(128,416,239)
12-31-08	6,610,368	—	1,517,636	(12,181,969)	(4,053,965)	80,764,119	—	18,587,393	(158,120,637)	(58,769,125)
Class S
12-31-09	10,607,392	—	346,318	(8,342,707)	2,611,003	105,329,327	—	3,977,792	(77,938,582)	31,368,537
12-31-08	10,391,410	—	6,285,011	(11,019,696)	5,656,725	123,621,427	—	77,693,483	(129,704,858)	71,610,052
Class S2
12-31-09	603,020	—	12,855	(437,986)	177,889	6,360,263	—	145,353	(4,106,619)	2,398,997
12-31-08	518,057	—	316,064	(733,323)	100,798	6,615,541	—	3,936,342	(8,569,118)	1,982,765

Global Resources
Class ADV
12-31-09	120,892	—	82	(47,433)	73,541	1,823,305	—	1,149	(681,231)	1,143,223
12-31-08	126,256	—	24,517	(68,542)	82,231	2,894,105	—	546,487	(1,210,509)	2,230,083
Class I
12-31-09	780,422	—	10,392	(936,615)	(145,801)	11,675,251	—	148,080	(13,654,135)	(1,830,804)
12-31-08	956,339	—	311,694	(822,842)	445,191	20,320,040	—	7,103,514	(15,874,794)	11,548,760
Class S
12-31-09	6,560,098	—	181,476	(9,311,048)	(2,569,474)	91,137,242	—	2,569,702	(141,088,145)	(47,381,201)
12-31-08	14,663,871	—	8,912,100	(10,173,036)	13,402,935	342,592,710	—	201,591,700	(186,972,184)	357,212,226

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 11 — CAPITAL SHARES TRANSACTIONS (continued)

					Net Increase		Proceeds
		Shares			(Decrease) in		From Shares
		Issued in	Reinvestment	Shares	Shares		Issued in	Reinvestment	Shares	Net Increase
	Shares Sold	Merger	of Distributions	Redeemed	Outstanding	Shares Sold	Merger	of Distributions	Redeemed	(Decrease)
Year or Period Ended	#	#	#	#	#	($)	($)	($)	($)	($)

Global Resources (continued)
Class S2
12-31-09	71,557	—	756	(208,994)	(136,681)	988,168	—	10,643	(2,964,142)	(1,965,331)
12-31-08	216,272	—	297,211	(353,608)	159,875	5,019,186	—	6,675,356	(6,597,758)	5,096,784

Janus Contrarian
Class ADV
12-31-09	58,073	—	468	(46,106)	12,435	471,092	—	3,920	(341,318)	133,694
12-31-08	82,215	—	5,341	(22,657)	64,899	1,012,457	—	65,691	(255,900)	822,248
Class I
12-31-09	4,323,326	—	146,831	(22,950,107)	(18,479,950)	29,855,750	—	1,252,469	(199,152,313)	(168,044,094)
12-31-08	23,456,171	—	2,482,112	(5,963,894)	19,974,389	327,303,318	—	30,951,941	(48,042,151)	310,213,108
Class S
12-31-09	3,912,409	—	332,250	(11,921,479)	(7,676,820)	29,892,031	—	2,830,768	(100,832,579)	(68,109,780)
12-31-08	12,812,653	—	7,790,413	(9,051,360)	11,551,706	173,659,207	—	96,912,739	(101,912,255)	168,659,691
Class S2
12-31-09	38,430	—	7,340	(387,077)	(341,307)	287,123	—	62,166	(3,195,505)	(2,846,216)
12-31-08	216,373	—	341,117	(380,520)	176,970	2,854,824	—	4,216,210	(4,822,488)	2,248,546

JPMorgan Emerging Markets Equity
Class ADV
12-31-09	98,452	—	1,679	(89,632)	10,499	1,538,665	—	26,418	(1,332,326)	232,757
12-31-08	92,046	—	19,435	(105,671)	5,810	2,093,048	—	382,296	(1,937,504)	537,840
Class I
12-31-09	5,774,338	—	290,120	(13,053,555)	(6,989,097)	91,174,230	—	4,636,115	(226,697,731)	(130,887,386)
12-31-08	8,073,422	—	1,244,389	(4,801,275)	4,516,536	149,286,486	—	24,900,233	(84,277,773)	89,908,946
Class S
12-31-09	7,975,815	—	572,127	(8,575,668)	(27,726)	116,535,212	—	9,131,223	(139,518,541)	(13,852,106)
12-31-08	7,768,068	—	3,246,947	(8,675,071)	2,339,944	160,248,356	—	64,873,995	(163,250,355)	61,871,996
Class S2
12-31-09	112,668	—	19,496	(216,573)	(84,409)	1,637,187	—	309,405	(3,435,590)	(1,488,998)
12-31-08	141,169	—	145,550	(349,973)	(63,254)	2,802,393	—	2,889,178	(6,491,316)	(799,745)

Liquid Assets
Class I
12-31-09	135,294,526	—	1,008,343	(186,998,551)	(50,695,682)	135,292,825	—	1,010,063	(186,998,551)	(50,695,663)
12-31-08	176,411,029	—	5,420,987	(162,137,854)	19,694,162	176,421,439	—	5,420,834	(162,137,854)	19,704,419
Class S
12-31-09	478,760,929	—	6,616,676	(1,333,326,078)	(847,948,473)	478,761,132	—	6,616,696	(1,333,326,078)	(847,948,250)
12-31-08	1,889,723,726	—	40,675,231	(608,172,863)	1,322,226,094	1,889,806,705	—	40,674,110	(608,172,863)	1,322,307,952
Class S2
12-31-09	35,870,529	—	401,153	(73,601,489)	(37,329,807)	35,870,544	—	401,153	(73,601,489)	(37,329,792)
12-31-08	140,234,407	—	2,377,439	(26,184,896)	116,426,950	140,239,812	—	2,377,406	(26,184,896)	116,432,322

Marsico Growth
Class ADV
12-31-09	110,941	—	28	(152,662)	(41,693)	1,355,762	—	338	(1,871,838)	(515,738)
12-31-08	237,429	—	—	(677,976)	(440,547)	4,007,812	—	—	(11,175,539)	(7,167,727)
Class I
12-31-09	3,874,857	—	224,297	(13,455,455)	(9,356,301)	45,416,820	—	2,709,502	(162,641,841)	(114,515,519)
12-31-08	18,412,684	620,533	180,141	(4,884,582)	14,328,776	300,794,343	10,981,962	2,826,416	(69,732,251)	244,870,470
Class S
12-31-09	3,408,171	—	353,863	(6,262,837)	(2,500,803)	40,860,759	—	4,239,273	(75,778,235)	(30,678,203)
12-31-08	4,573,288	1,074,814	219,479	(9,412,869)	(3,545,288)	71,153,536	18,801,352	3,412,891	(147,360,287)	(53,992,508)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 11 — CAPITAL SHARES TRANSACTIONS (continued)

					Net Increase		Proceeds
		Shares			(Decrease) in		From Shares
		Issued in	Reinvestment	Shares	Shares		Issued in	Reinvestment	Shares	Net Increase
	Shares Sold	Merger	of Distributions	Redeemed	Outstanding	Shares Sold	Merger	of Distributions	Redeemed	(Decrease)
Year or Period Ended	#	#	#	#	#	($)	($)	($)	($)	($)

Marsico Growth (continued)
Class S2
12-31-09	87,169	—	9,214	(151,631)	(55,248)	985,818	—	109,645	(1,836,791)	(741,328)
12-31-08	49,066	—	4,248	(182,727)	(129,413)	733,845	—	65,632	(2,881,290)	(2,081,813)

Marsico International Opportunities
Class ADV
12-31-09	136,100	—	2,970	(250,027)	(110,957)	1,229,250	—	26,436	(2,359,020)	(1,103,334)
12-31-08	104,911	—	65,829	(532,005)	(361,265)	1,299,751	—	817,596	(7,288,741)	(5,171,394)
Class I
12-31-09	5,408,538	—	428,292	(17,683,737)	(11,846,907)	44,507,963	—	3,790,387	(171,798,491)	(123,500,141)
12-31-08	18,582,713	—	2,572,660	(5,721,523)	15,433,850	245,670,161	—	31,900,989	(69,711,073)	207,860,077
Class S
12-31-09	1,199,967	—	287,023	(5,600,786)	(4,113,796)	9,878,560	—	2,534,412	(48,793,656)	(36,380,684)
12-31-08	7,512,641	—	2,895,699	(6,392,003)	4,016,337	100,763,847	—	35,790,845	(76,622,105)	59,932,587
Class S2
12-31-09	—	—	—	(2)	(2)	—	—	—	(17)	(17)
12-31-08	—	—	—	—	—	—	—	—	—	—

MFS Total Return
Class ADV
12-31-09	50,565	—	3,305	(59,080)	(5,210)	614,064	—	45,051	(719,718)	(60,603)
12-31-08	39,226	—	26,134	(257,954)	(192,594)	581,630	—	360,907	(4,320,872)	(3,378,335)
Class I
12-31-09	471,474	—	241,622	(1,632,373)	(919,277)	5,912,582	—	3,291,532	(19,974,466)	(10,770,352)
12-31-08	515,428	—	1,838,262	(3,111,169)	(757,479)	7,950,514	—	25,311,177	(48,443,539)	(15,181,848)
Class S
12-31-09	4,218,947	—	1,558,869	(10,011,675)	(4,233,859)	54,178,334	—	21,266,755	(125,380,267)	(49,935,178)
12-31-08	1,490,766	—	11,972,339	(12,574,404)	888,701	20,744,472	—	165,092,487	(189,286,668)	(3,449,709)
Class S2
12-31-09	86,809	—	58,128	(385,808)	(240,871)	1,116,903	—	786,743	(4,664,112)	(2,760,466)
12-31-08	91,999	—	477,414	(553,611)	15,802	1,229,797	—	6,541,199	(8,324,147)	(553,151)

MFS Utilities
Class ADV
12-31-09	39,025	—	2,652	(51,786)	(10,109)	419,290	—	30,554	(544,656)	(94,812)
12-31-08	67,598	—	10,801	(68,915)	9,484	1,046,622	—	147,376	(918,034)	275,964
Class I
12-31-09	21,023	—	22,846	(122,989)	(79,120)	205,553	—	265,167	(1,255,468)	(784,748)
12-31-08	119,063	—	84,685	(207,025)	(3,277)	1,866,246	—	1,141,194	(2,887,440)	120,000
Class S
12-31-09	3,194,104	—	2,064,273	(6,727,426)	(1,469,049)	32,878,319	—	23,881,945	(67,661,991)	(10,901,727)
12-31-08	12,587,903	—	6,348,855	(9,292,213)	9,644,545	194,293,089	—	85,106,539	(122,872,968)	156,526,660

PIMCO Total Return Bond
Class ADV
12-31-09	—	—	—	(3)	(3)	—	—	1	(29)	(28)
12-31-08	—	—	—	—	—	—	—	1	—	1
Class I
12-31-09	31,271,933	—	6,560,548	(83,876,319)	(46,043,838)	364,785,527	—	74,790,249	(1,004,806,441)	(565,230,665)
12-31-08	47,117,180	—	3,820,541	(64,521,594)	(13,583,873)	543,996,878	—	43,019,286	(725,429,171)	(138,413,007)
Class S
12-31-09	63,172,515	—	16,839,243	(18,226,662)	61,785,096	739,149,851	—	192,135,766	(213,646,644)	717,638,973
12-31-08	117,814,150	—	6,395,176	(22,162,179)	102,047,147	1,361,848,942	—	72,201,538	(249,077,132)	1,184,973,348

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 11 — CAPITAL SHARES TRANSACTIONS (continued)

					Net Increase		Proceeds
		Shares			(Decrease) in		From Shares
		Issued in	Reinvestment	Shares	Shares		Issued in	Reinvestment	Shares	Net Increase
	Shares Sold	Merger	of Distributions	Redeemed	Outstanding	Shares Sold	Merger	of Distributions	Redeemed	(Decrease)
Year or Period Ended	#	#	#	#	#	($)	($)	($)	($)	($)

PIMCO Total Return Bond (continued)
Class S2
12-31-09	995,749	—	403,642	(700,017)	699,374	11,547,438	—	4,585,372	(8,266,848)	7,865,962
12-31-08	1,868,266	—	196,011	(864,071)	1,200,206	21,419,445	—	2,203,168	(9,835,518)	13,787,095

Pioneer Mid Cap Value
Class ADV
12-31-09	50,776	—	568	(7,253)	44,091	436,800	—	5,285	(57,636)	384,449
12-31-08	2,120	4,422	86	(851)	5,777	14,740	45,937	614	(7,748)	53,543
Class I
12-31-09	12,986,088	—	362,375	(29,151,494)	(15,803,031)	100,218,198	—	3,362,117	(256,868,345)	(153,288,030)
12-31-08	19,092,110	407,135	3,432,438	(10,638,376)	12,293,307	204,723,988	4,823,445	32,463,257	(109,612,176)	132,398,514
Class S
12-31-09	2,826,832	—	694,873	(8,253,308)	(4,731,603)	23,043,323	—	6,485,491	(65,506,866)	(35,978,052)
12-31-08	3,149,896	18,037,568	4,583,976	(12,296,036)	13,475,404	34,319,847	191,268,398	43,273,202	(123,939,302)	144,922,145
Class S2
12-31-09	—	—	—	(3)	(3)	—	—	—	(19)	(19)
12-31-08	—	324,459	—	(324,458)	1	—	3,383,183	—	(3,381,728)	1,455

T. Rowe Price Capital Appreciation
Class ADV
12-31-09	648,691	—	27,432	(1,037,691)	(361,568)	11,407,749	—	540,701	(18,031,900)	(6,083,450)
12-31-08	734,229	—	316,590	(1,374,945)	(324,126)	14,641,359	—	6,037,732	(28,215,439)	(7,536,348)
Class I
12-31-09	6,142,600	—	281,710	(2,123,080)	4,301,230	118,816,326	—	5,674,503	(37,997,738)	86,493,091
12-31-08	2,802,691	—	1,542,286	(1,045,376)	3,299,601	62,868,145	—	29,493,733	(21,112,223)	71,249,655
Class S
12-31-09	11,862,617	—	2,618,599	(13,085,659)	1,395,557	206,273,580	—	52,594,413	(219,078,983)	39,789,010
12-31-08	18,092,851	—	20,812,868	(12,749,190)	26,156,529	378,075,149	—	399,351,289	(266,222,304)	511,204,134
Class S2
12-31-09	77,254	—	65,665	(530,524)	(387,605)	1,352,449	—	1,311,433	(9,058,612)	(6,394,730)
12-31-08	75,320	—	667,040	(774,251)	(31,891)	1,597,930	—	12,826,755	(15,642,223)	(1,217,538)

T. Rowe Price Equity Income
Class ADV
12-31-09	294,988	292,506	22,745	(404,710)	205,529	2,561,852	2,532,937	231,679	(3,628,346)	1,698,122
12-31-08	295,577	—	212,052	(672,213)	(164,584)	3,548,776	—	2,195,385	(7,767,492)	(2,023,331)
Class I
12-31-09	18,084,528	383,658	568,835	(4,897,547)	14,139,474	141,246,600	3,347,327	5,852,076	(44,289,708)	106,156,295
12-31-08	9,802,687	—	2,543,351	(2,945,780)	9,400,258	127,424,602	—	26,083,427	(32,865,427)	120,642,602
Class S
12-31-09	8,352,926	878,208	1,331,521	(10,760,021)	(197,366)	73,227,093	7,665,160	13,678,234	(90,078,972)	4,491,515
12-31-08	6,875,816	—	11,822,481	(11,250,384)	7,447,913	79,755,503	—	121,934,209	(136,052,183)	65,637,529
Class S2
12-31-09	915,532	—	76,637	(624,333)	367,836	8,504,433	—	782,644	(5,152,424)	4,134,653
12-31-08	508,088	—	677,956	(842,684)	343,360	6,121,713	—	6,974,988	(9,862,666)	3,234,035

Van Kampen Global Franchise
Class ADV
12-31-09	—	—	—	(1)	(1)	—	—	—	(6)	(6)
12-31-08	—	—	—	(1)	(1)	—	—	2	(14)	(12)
Class I
12-31-09	—	—	—	(2)	(2)	—	—	2	(24)	(22)
12-31-08	—	—	—	—	—	—	—	2	—	2

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 11 — CAPITAL SHARES TRANSACTIONS (continued)

					Net Increase		Proceeds
		Shares			(Decrease) in		From Shares
		Issued in	Reinvestment	Shares	Shares		Issued in	Reinvestment	Shares	Net Increase
	Shares Sold	Merger	of Distributions	Redeemed	Outstanding	Shares Sold	Merger	of Distributions	Redeemed	(Decrease)
Year or Period Ended	#	#	#	#	#	($)	($)	($)	($)	($)

Van Kampen Global Franchise (continued)
Class S
12-31-09	2,981,666	—	2,277,715	(3,258,153)	2,001,228	33,546,000	—	23,688,233	(35,924,564)	21,309,669
12-31-08	2,287,776	—	2,250,746	(4,762,984)	(224,462)	32,603,524	—	27,931,754	(63,591,471)	(3,056,193)
Class S2
12-31-09	44,114	—	531,413	(615,710)	(40,183)	481,488	—	5,500,122	(6,698,555)	(716,945)
12-31-08	51,510	—	542,319	(818,483)	(224,654)	750,196	—	6,697,634	(10,869,751)	(3,421,921)

Van Kampen Global Tactical Asset Allocation
Class S
12-31-09	4,541,155	—	148,348	(1,086,226)	3,603,277	40,087,976	—	1,437,491	(10,398,727)	31,126,740
09-17-08(1)-12-31-08	2,861,391	—	—	(44,842)	2,816,549	28,034,396	—	—	(370,742)	27,663,654

Van Kampen Growth and Income
Class ADV
12-31-09	71,179	—	1,289	(52,567)	19,901	1,257,449	—	24,538	(837,754)	444,233
12-31-08	49,285	—	13,277	(142,590)	(80,028)	939,135	—	253,797	(3,161,983)	(1,969,051)
Class I
12-31-09	186,573	—	12,059	(160,378)	38,254	3,070,907	—	228,312	(2,693,859)	605,360
12-31-08	357,428	—	116,248	(164,730)	308,946	8,852,904	—	2,201,886	(3,519,158)	7,535,632
Class S
12-31-09	2,019,779	—	349,621	(4,506,591)	(2,137,191)	32,022,787	—	6,619,227	(71,552,219)	(32,910,205)
12-31-08	1,579,405	—	4,362,920	(6,248,275)	(305,950)	31,594,583	—	83,432,959	(137,745,413)	(22,717,871)
Class S2
12-31-09	69,193	—	28,327	(270,516)	(172,996)	1,125,166	—	532,094	(4,352,117)	(2,694,857)
12-31-08	57,087	—	391,272	(496,910)	(48,551)	1,262,932	—	7,469,221	(10,732,606)	(2,000,453)

(1) Commencement of operations.

NOTE 12 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios’ Board, the following securities have been deemed to be illiquid. Each Portfolio currently limits investment in illiquid securities to 15% (10% for Global Resources, Liquid Assets, T. Rowe Price Capital Appreciation, and T. Rowe Price Equity Income) of the Portfolio’s net assets, at market value, at time of purchase.

		Notional Principal/	Initial	Cost/		Percent
		Principal Amount/	Acquisition	Upfront		of Net
	Security	Shares	Date	Payments	Value	Assets

Artio Foreign	Rolls-Royce Group PLC-C Shares	4,929,780	03/07/08	$7,732	$7,963	0.0%

				$7,732	$7,963	0.0%

Clarion Global Real Estate	Atrium European Real Estate Ltd.	339,340	08/20/09	$2,264,508	$2,286,363	0.6%

				$2,264,508	$2,286,363	0.6%

Evergreen Health Sciences	Medipattern Corp.	1,823,990	07/16/07	$755,267	$226,723	0.1%
	Novavax, Inc.	133,228	06/26/09	—	225,484	0.1

				$755,267	$452,207	0.2%

Marsico International Opportunities	JBS S.A.	623	12/31/09	—	—	0.0

				$—	$—	0.0%

MFS Total Return	Bayview Financial Revolving Mortgage Loan Trust, 1.031%, due 12/28/40	1,198,253	03/01/06	$1,198,253	$509,497	0.0%
	Bruce Mansfield Unit, 6.850%, due 06/01/34	1,954,767	10/03/07	1,957,423	1,968,465	0.2
	System Energy Resources, Inc., 5.129%, due 01/15/14	492,656	04/16/04	492,069	489,445	0.0

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 12 — ILLIQUID SECURITIES (continued)

		Notional Principal/	Initial	Cost/		Percent
		Principal Amount/	Acquisition	Upfront		of Net
	Security	Shares	Date	Payments	Value	Assets

MFS Total Return (continued)	Kennametal, Inc., 7.200%, due 06/15/12	1,283,000	06/14/02	$1,296,490	$1,344,905	0.1%
	Nomura Asset Securities Corp., 9.929%, due 04/04/27	1,585,270	07/16/07	1,725,399	1,619,753	0.2
	Spirit Master Funding, LLC, 5.050%, due 07/20/23	1,228,296	10/04/05	1,210,862	1,015,985	0.1%

				$7,880,496	$6,948,050	0.6%

MFS Utilities	Covanta Holding Corp., 3.250%, due 06/01/14	2,415,620	05/18/09	$2,415,397	$2,796,080	0.6%
	Virgin Media, Inc., 6.500%, due 11/15/16	1,448,000	03/09/09	836,653	1,723,120	0.3

				$3,252,050	$4,519,200	0.9%

PIMCO Core Bond	Credit Default Swaps CDX.EM.12 Index, receive 5.000%	2,100,000	12/14/09	$207,010	$222,703	0.0%
	SLM Corp. 5.125%, 08/27/12, receive 5.000%	100,000	09/08/09	(5,574)	1,063	0.0
	SLM Corp. 5.125%, 08/27/12, receive 5.000%	200,000	09/02/09	(3,151)	649	0.0
	United Kingdom Gilt 4.250%, 06/07/2032, receive 1.000%	600,000	12/21/09	4,447	5,583	0.0
	United Kingdom Gilt 4.250%, 06/07/2032, receive 1.000%	200,000	12/18/09	1,390	1,861	0.0
	United Kingdom Gilt 4.250%, 06/07/2032, receive 1.000%	600,000	12/21/09	4,447	5,582	0.0

				$208,569	$237,441	0.0%

	Interest Rate Swaps Receive a fixed rate equal to 3.000% and pay a floating rate based on 3-month USD-LIBOR
	Counterparty: Morgan Stanley Capital Services Inc.	193,300,000	09/16/09	$3,127,023	$4,460,474	0.1%

				$3,127,023	$4,460,474	0.1%

	Options Call Option OTC — Citi Bank N.A., New York JPY/USD Currency Option 02/10	2,900,000	12/29/09	$(25,665)	$(34,285)	0.0%
	Put Option OTC — Citi Bank N.A., New York JPY/USD Currency Option 02/10/00	2,900,000	12/29/09	(20,155)	(12,961)	0.0
	Put Option OTC — Credit Suisse, London USD vs JPY Strike @ 104 (JPY)-Exp 03/17/10	11,400,000	03/20/07	485,583	1,373,233	0.0
	Call Option OTC — Credit Suisse, London USD vs JPY Strike @ 104 (JPY)-Exp 03/17/10	11,400,000	03/20/07	485,583	24,635	0.0

				$925,346	$1,350,622	0.0%

	Securities CIT Group, Inc., 5.000%, due 12/06/11	1,600,000	11/23/09	$1,090,000	$1,232,000	0.1%
	CIT Group, Inc., 9.500%, due 01/18/12	4,600,000	10/26/09	4,387,889	4,733,616	0.2
	Countrywide Alternative Loan Trust, 4.769%, due 05/25/35	4,818,324	03/06/06	(4,466)	432,820	0.0
	First Horizon Alternative Mortgage Securities, 4.469%, due 01/25/36	49,933,415	04/10/06	(43,369)	5,865,678	0.2
	United Air Lines, Inc., 9.350%, due 04/07/16	130,252	12/27/01	100,342	27,027	0.0

				$5,530,396	$12,291,141	0.5%

	Total for PIMCO Core Bond			$9,791,334	$18,339,678	0.6%

T. Rowe Price Capital Appreciation	BAE Systems Holdings, Inc., 6.375%, due 06/01/19	1,715,000	06/01/09	$1,709,015	$1,848,058	0.1%

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 12 — ILLIQUID SECURITIES (continued)

		Notional Principal/	Initial	Cost/		Percent
		Principal Amount/	Acquisition	Upfront		of Net
	Security	Shares	Date	Payments	Value	Assets

T. Rowe Price Capital Appreciation (continued)	CareFusion Corp., 6.375%, due 08/01/19	2,435,000	07/14/09	$2,395,017	$2,611,416	0.1%
	DirecTV Holdings, LLC, 5.875%, due 10/01/19	870,000	09/14/09	863,553	886,505	0.0
	Gulfstream Natural Gas System LLC, 6.950%, due 06/01/16	1,415,000	05/21/09	1,410,415	1,565,811	0.1
	HJ Heinz Finance Co.	42	01/28/09	3,607,200	4,368,000	0.1
	Host Hotels & Resorts L.P., 2.625%, due 04/15/27	15,463,000	06/25/08	12,590,815	14,573,878	0.4
	Hyatt Hotels Corp., 6.875%, due 08/15/19	3,061,000	08/10/09	3,056,837	3,062,821	0.1
	Kansas Gas & Electric, 6.700%, due 06/15/19	1,380,000	06/08/09	1,377,502	1,536,332	0.0
	Republic Services, Inc., 5.500%, due 09/15/19	1,467,000	08/31/09	1,456,511	1,492,451	0.0
	Southeast Supply Header LLC, 4.850%, due 08/15/14	1,208,000	08/10/09	1,207,360	1,233,472	0.0

				$29,674,225	$33,178,744	0.9%

NOTE 13 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Portfolios may lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2009 and throughout the period covered by this report, the BICR Fund held certain defaulted securities that had market values significantly below amortized cost. The Portfolios agreed to the terms of capital support extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the certain defaulted securities held by the BICR Fund. BNYC will support the value of these securities up to a certain amount and subject, in part, to the Portfolios’ continued lending of securities. The recorded value of each Portfolio’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios. At December 31, 2009, the following Portfolios had securities on loan with the following market values:

	Value of	Cash
	Securities	Collateral
Portfolio	Loaned	Received*
Artio Foreign	$23,818,688	$24,359,775
Clarion Global Real Estate	11,615,398	12,108,743
FMRSM Diversified Mid Cap	75,202,552	77,717,799
Global Resources	13,148,131	13,674,324
Janus Contrarian	44,208,038	45,492,796
JPMorgan Emerging Markets Equity	26,197,755	27,250,563
Marsico Growth	13,703,907	14,123,610
Marsico International Opportunities	8,396,011	7,736,350
MFS Total Return	32,730,716	33,475,323
PIMCO Total Return Bond	47,977,974	48,111,687

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 13 — SECURITIES LENDING (continued)

	Value of	Cash
	Securities	Collateral
Portfolio	Loaned	Received*
Pioneer Mid Cap Value	$6,747,721	$6,946,360
T. Rowe Price Capital Appreciation	12,483,736	12,909,122
T. Rowe Price Equity Income	3,626,671	3,797,316
Van Kampen Global Franchise	2,734,020	2,829,587
Van Kampen Growth and Income	6,165,489	6,368,468

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the Portfolio’s Portfolio of Investments.

NOTE 14 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk—some more than others—and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and its corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified.  Certain Portfolios are classified as non-diversified investment companies under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause a Portfolio’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Concentration.  Certain Portfolios concentrate (for purposes of the 1940 Act) their assets in securities related to a particular industry, which means that at least 25% of their assets will be invested in that particular industry at all times. As a result, a Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Securities.  Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios’ investments.

Emerging Markets Risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Terminated investment contract.  During the year ended December 31, 2008, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. During that period, Janus Contrarian had outstanding securities trades with counterparties affiliated with LBHI. As a result of these events, LBHI’s affiliates were unable to fulfill their commitments and, in certain cases, Janus Contrarian terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of pursuing claims for damages. Management has determined that the financial impact to the Portfolio relating to these events is immaterial.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 15 — REORGANIZATIONS

On July 18, 2009, T. Rowe Price Equity Income (“Acquiring Portfolio”) acquired all of the net assets of ING American Century Large Company Value Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on June 30, 2009. The primary purposes of the transaction were to lower the overall net expense ratios of the Acquired Portfolio and combine comparable investment objectives, policies, restrictions, management and portfolio holdings of the Acquiring and Acquired Portfolios. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income	$22,451,289
Net realized and unrealized gain on investments	$248,205,432
Net increase in net assets resulting from operations	$270,656,721

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since December 31, 2009. Net assets and unrealized depreciation as of the reorganization date were as follows:

Acquired
		Total Net Assets	Total Net Assets	Acquired	Portfolio
		of Acquired	of Acquiring	Capital Loss	Unrealized
		Portfolio	Portfolio	Carryforwards	Depreciation	Conversion
Acquiring Portfolio	Acquired Portfolio	(000s)	(000s)	(000s)	(000s)	Ratio

T. Rowe Price Equity Income	ING American Century Large Company Value Portfolio	$13,545	$1,060,241	$14,025	$(3,096)	0.5284

The net assets of T. Rowe Price Equity Income after the acquisition were $1,073,785,613.

On August 8, 2009, Artio Foreign (“Acquiring Portfolio”) acquired all of the net assets of ING International Growth Opportunities Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on July 30, 2009. The primary purposes of the transaction were to lower the overall net expense ratios of the Acquired Portfolio and combine comparable investment objectives of the Acquiring and Acquired Portfolios. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income	$29,262,508
Net realized and unrealized gain on investments	$298,598,236
Net increase in net assets resulting from operations	$327,860,744

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 15 — REORGANIZATIONS (continued)

Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since December 31, 2009. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquired
		Total Net Assets	Total Net Assets	Acquired	Portfolio
		of Acquired	of Acquiring	Capital Loss	Unrealized
		Portfolio	Portfolio	Carryforwards	Appreciation	Conversion
Acquiring Portfolio	Acquired Portfolio	(000s)	(000s)	(000s)	(000s)	Ratio

Artio Foreign	ING International Growth Opportunities Portfolio	$78,581	$1,790,349	$47,454	$6,643	0.4739

The net assets of Artio Foreign after the acquisition were $1,868,930,051.

On September 7, 2008, Clarion Global Real Estate and Pioneer Mid Cap Value, as listed below (“Acquiring Portfolios”) acquired the assets and certain liabilities of ING VP Real Estate Portfolio and ING Wells Fargo Disciplined Value Portfolio, also listed below (“Acquired Portfolios”), respectively, in a tax-free reorganization in exchange for shares of the Acquiring Portfolios, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolios are presented in Note 10 — Capital Shares Transactions. Net assets and unrealized appreciation/depreciation as of the reorganization date were as follows:

					Acquired
					Portfolio
		Total net assets	Total net assets	Acquired	Unrealized
		of Acquired	of Acquiring	Capital Loss	Appreciation
		Portfolio	Portfolio	Carryforwards	(Depreciation)	Conversion
Acquiring Portfolios	Acquired Portfolios	(000’s)	(000’s)	(000’s)	(000’s)	Ratio

Clarion Global Real Estate	ING VP Real Estate Portfolio	$112,831	$495,137	$(18,628)	$527	1.24
Pioneer Mid Cap Value	ING Wells Fargo Disciplined Value Portfolio	172,068	978,325	$(48,687)	(26,068)	1.44

The net assets of Clarion Global Real Estate and Pioneer Mid Cap Value after the acquisitions were $607,967,635, and $1,150,392,889, respectively.

On April 27, 2008, Marsico Growth, Pioneer Mid Cap Value, and Van Kampen Capital Growth as listed below (“Acquiring Portfolios”), acquired the assets and certain liabilities of ING Legg Mason Partners Large Cap Growth Portfolio, ING Neuberger Berman Regency Portfolio, and ING Van Kampen Large Cap Growth Portfolio, also listed below (“Acquired Portfolios”), respectively, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolios are presented in Note 10 — Capital Shares Transactions. Net assets and unrealized appreciation/depreciation as of the reorganization date were as follows:

					Acquired
					Portfolio
		Total net assets	Total net assets	Acquired	Unrealized
		of Acquired	of Acquiring	Capital Loss	Appreciation
		Portfolio	Portfolio	Carryforwards	(Depreciation)	Conversion
Acquiring Portfolios	Acquired Portfolios	(000’s)	(000’s)	(000’s)	(000’s)	Ratio

Marsico Growth	ING Legg Mason Partners Large Cap Growth Portfolio	$29,783	$1,130,017	$—	$(1)	0.54
Pioneer Mid Cap Value	ING Neuberger Berman Regency Portfolio	27,453	968,126	(327)	1,033	0.89
Van Kampen Capital Growth	ING Van Kampen Large Cap Growth Portfolio	524,299	93,274	—	33,832	0.78

The net assets of Marsico Growth, Pioneer Mid Cap Value, and Van Kampen Capital Growth after the acquisition were $1,159,799,731, $995,579,203, and $617,573,402, respectively.

NOTE 16 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment;

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 16 — FEDERAL INCOME TAXES (continued)

temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment corporations, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2009:

			Accumulated
	Paid-in	Undistributed Net	Net Realized
	Capital	Investment Income	Gains/(Losses)

Artio Foreign	$(22,350,808)	$(22,338,904)	$44,689,712
Clarion Global Real Estate	187,985	22,754,326	(22,942,311)
Evergreen Health Sciences	(110,332)	116,564	(6,232)
FMRsm Diversified Mid Cap	(15,140,344)	(62,916)	15,203,260
Global Resources	(23,266)	73,402	(50,136)
Janus Contrarian	(2,209,761)	533,029	1,676,732
JPMorgan Emerging Markets Equity	12,477	207,816	(220,293)
Liquid Assets	—	81,380	(81,380)
Marsico Growth	(142,479,639)	51,722	142,427,917
Marsico International Opportunities	91,191	1,103,065	(1,194,256)
MFS Total Return	—	387,992	(387,992)
MFS Utilities	—	(681,420)	681,420
PIMCO Total Return Bond	—	15,562,283	(15,562,283)
Pioneer Mid Cap Value	(10,544,012)	(332,709)	10,876,721
T. Rowe Price Capital Appreciation	—	564,873	(564,873)
T. Rowe Price Equity Income	(10,308,551)	804	10,307,747
Van Kampen Global Franchise	—	(2,876,113)	2,876,113
Van Kampen Global Tactical Asset Allocation	(64,772)	855,409	(790,637)
Van Kampen Growth and Income	—	(1,363)	1,363

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2009				Year Ended December 31, 2008
				Dividends Paid
	Ordinary	Long-Term	Return of	Deduction on	Ordinary	Long-Term
	Income	Capital Gains	Capital	Redemptions	Income	Capital Gains

Artio Foreign	$62,174,193	$—	$—	$—	$25,409,803	$182,065,540
Clarion Global Real Estate	10,259,737	—	—	—	—	—
Evergreen Health Sciences	—	—	—	—	317,178	10,742,907
FMRsm Diversified Mid Cap	4,683,164	—	—	—	12,386,246	88,421,265
Global Resources	2,729,574	—	—	—	81,811,108	134,105,953
Janus Contrarian	4,149,323	—	—	—	23,901,290	108,245,291
JPMorgan Emerging Markets Equity	14,103,161	—	—	—	29,091,520	63,954,182
Liquid Assets	8,027,912	—	—	—	48,472,350	—
Marsico Growth	7,058,758	—	—	—	6,304,939	—
Marsico International Opportunities	6,351,237	—	—	—	40,590,417	27,919,109
MFS Total Return	25,390,081	—	—	—	91,573,971	105,731,799
MFS Utilities	23,557,194	—	620,515	—	47,205,888	39,189,363
PIMCO Total Return Bond	216,581,798	54,929,666	—	—	107,236,850	10,187,182
Pioneer Mid Cap Value	9,852,901	—	—	—	30,553,741	45,183,442
T. Rowe Price Capital Appreciation	60,121,050	—	—	—	180,942,741	266,766,768
T. Rowe Price Equity Income	20,544,633	—	—	—	59,431,291	97,756,718
Van Kampen Global Franchise	20,348,723	8,839,790	—	—	9,377,934	25,251,640
Van Kampen Global Tactical Asset Allocation	1,580,501	518,136	—	161,448	—	—
Van Kampen Growth and Income	7,404,171	—	—	—	37,232,588	56,125,275

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 16 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2009 were:

		Undistributed		Post-October	Post-October
	Undistributed	Long-Term	Unrealized	Capital	Currency	Post-October
	Ordinary	Capital	Appreciation/	Loss	Loss	PFIC Loss	Capital Loss	Expiration
	Income	Gains	(Depreciation)	Deferred	Deferred	Deferred	Carryforwards	Dates

Artio Foreign	$—	$—	$89,539,072	$(2,027,715)	$(324,320)	$(248,185)	$(9,545,897)	2015
							(282,954,941)	2016
							(297,755,976)	2017

							$(590,256,814)*

Clarion Global Real Estate	34,406,960	—	6,584,114	—	—	—	(20,588,432)	2015
							(76,339,565)	2016
							(138,979,647)	2017

							$(235,907,644)*

Evergreen Health Sciences	—	—	24,524,402	—	—	—	(17,522,786)	2016
							(16,678,678)	2017

							$(34,201,464)

FMRsm Diversified Mid Cap	496,058	—	163,605,158	(2,081,892)	(33,004)	—	(39,330,800)	2010
							(159,845,511)	2016
							(182,829,613)	2017

							$(382,005,924)*

Global Resources	8,487,142	—	50,202,669	(61,566)	—	—	(58,220,606)	2016
							(177,383,563)	2017

							$(235,604,169)

Janus Contrarian	—	—	39,731,575	(8,609,851)	—	—	(80,019,816)	2016
							(280,055,784)	2017

							$(360,075,600)

JPMorgan Emerging Markets Equity	5,687,070	56,172,136	177,650,909	—	—	—	—	—
Liquid Assets	59,968	—	—	—	—	—	—	—
Marsico Growth	4,465,123	—	112,708,390	(1,758,828)	—	—	(367,059,276)	2010
							(110,597,085)	2011
							(116,725,262)	2016
							(51,567,144)	2017

							$(645,948,767)

Marsico International Opportunities	6,004,990	—	28,486,456	(4,315,273)	(62,781)	—	(113,337,041)	2016
							(82,466,488)	2017

							$(195,803,529)

MFS Total Return	4,653,304	—	33,955,040	(3,654,055)	(7,090)	—	(65,707,958)	2016
							(133,304,957)	2017

							$(199,012,915)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 16 — FEDERAL INCOME TAXES (continued)

		Undistributed		Post-October	Post-October
	Undistributed	Long-Term	Unrealized	Capital	Currency	Post-October
	Ordinary	Capital	Appreciation/	Loss	Loss	PFIC Loss	Capital Loss	Expiration
	Income	Gains	(Depreciation)	Deferred	Deferred	Deferred	Carryforwards	Dates

MFS Utilities	$—	$—	$23,006,854	$(5,186,521)	$—	$—	$(17,441,017)	2016
							(100,265,704)	2017

							$(117,706,721)

PIMCO Total Return Bond	268,085,388	8,233,156	63,176,545	—	—	—	—	—
Pioneer Mid Cap Value	1,988,220	—	51,899,151	(3,216,135)	—	—	(145,308)	2014
							(313,932)	2015
							(127,847,061)	2016
							(138,590,943)	2017

							$(266,897,244)*

T. Rowe Price Capital Appreciation	18,386,359	—	333,025,524	—	—	—	(85,471,063)	2016
							(374,856,517)	2017

							$(460,327,580)

T. Rowe Price Equity Income	3,812,458	—	(47,055,063)	(5,821,044)	—	—	(4,004,428)	2015
							(17,005,247)	2016
							(82,123,990)	2017

							$(103,133,665)*

Van Kampen Global Franchise	1,433,915	—	30,007,790	—	—	—	(17,400,045)	2017
Van Kampen Global Tactical Asset Allocation	283,435	333,170	2,705,406	—	(59,062)	—	—	—
Van Kampen Growth and Income	1,532,079	—	56,438,714	—	—	—	(7,061,260)	2016
							(87,392,759)	2017

							$(94,454,019)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of December 31, 2009, no provisions for income tax are required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 17 — U.S. TREASURY TEMPORARY GUARANTEE PROGRAM

Throughout a portion of the period covered by this report and ending on September 18, 2009, Liquid Assets participated in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (the “Program”). The Program guaranteed shareholders of Liquid Assets as of September 19, 2008 that in the event of a liquidation of Liquid Assets that they would receive the lesser of: (1) the number of shares owned on September 19, 2008 multiplied by $1.00; or (2) the number of shares owned as of the time the U.S. Treasury Department’s obligation under the Program was triggered multiplied by $1.00. The U.S. Treasury Department’s obligation under the Program would have been triggered if Liquid Assets’ net asset value per share fell below $0.995 and certain

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 17 — U.S. TREASURY TEMPORARY GUARANTEE PROGRAM (continued)

conditions were met including the liquidation of Liquid Assets.

Coverage under the Program was limited to persons who were shareholders of Liquid Assets as of the close of business on September 19, 2008. Any increase in the number of shares held in an account after the close of business on September 19, 2008 would not have been guaranteed. If the number of shares held in an account fluctuates (even if the number of shares held in an account was reduced to zero), shareholders would have been covered for the lesser of the number of shares held as of the close of business on September 19, 2008 or the number of shares held at the time the U.S. Treasury Department’s obligation under the Program was triggered. If a shareholder closed his/her account with Liquid Assets or broker-dealer, any future investment in Liquid Assets was not guaranteed.

Liquid Assets paid to participate in the Program for the initial three-month period, which expired on December 18, 2008. The fee of $228,334 for the initial three-month period was 0.01% of Liquid Assets’ net asset value on September 19, 2008 (the “Program Participation Payment”). On November 24, 2008, the U.S. Treasury Department announced that it would extend the Program from December 19, 2008 through April 30, 2009. The Board approved Liquid Assets’ continued participation in the Program and Liquid Assets paid the fee of $342,500 to extend its participation to April 30, 2009 based on 0.015% of Liquid Assets’ net asset value on December 31, 2008. On March 31, 2009, the U.S. Treasury Department announced that it would extend the Program through September 18, 2009. Liquid Assets paid to extend its participation in the Program through September 18, 2009, and the Board approved Liquid Assets’ continued participation in the Program for a fee of $342,500 based on 0.015% of Liquid Assets’ net asset value on December 31, 2008. The Program was not extended beyond September 18, 2009. The Board determined that the Program Participation Payment, and the payments for participating in the extensions of the Program, are extraordinary expenses that will not be subject to any expense limitation agreement currently in effect for Liquid Assets.

NOTE 18 — SUBSEQUENT EVENTS

Subsequent to December 31, 2009, the following Portfolio declared dividends from net investment income:

	Per Share Amount		Payable Date	Record Date

Liquid Assets
Class I	$0.0000	*	February 1, 2010	Daily
Class S	$0.0000		February 1, 2010	Daily
Class S2	$0.0000		February 1, 2010	Daily

*Amount is less than $0.0000.

Effective January 1, 2010, the advisory fee breakpoints for purposes of calculating the advisory fee for Marsico International Opportunities and MFS Utilities have been modified.

On January 7, 2010, the Board approved Van Kampen Global Franchise and Van Kampen Global Tactical Asset Allocation to be renamed on or about April 30, 2010 as ING Morgan Stanley Global Franchise Portfolio and ING Morgan Stanley Global Tactical Asset Allocation Portfolio, respectively.

On January 7, 2010, the Board approved the expense limit for Marsico International Opportunities to be increased on or about April 30, 2010.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) through February 25, 2010, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
ING Artio Foreign Portfolio
as of December 31, 2009

Shares			Value

COMMON STOCK: 94.0%

		Australia: 6.0%
685,191	@	Alumina Ltd.	$1,120,156
190,591		AMP Ltd.	1,151,232
458,759	@	Asciano Group	742,692
197,635		Australia & New Zealand Banking Group Ltd.	4,027,485
278,320		BHP Billiton Ltd.	10,650,366
382,166		BlueScope Steel Ltd.	1,053,008
43,559		Boral Ltd.	231,203
67,660		Brambles Ltd.	410,351
110,569		Commonwealth Bank of Australia	5,398,176
93,790	@	Fortescue Metals Group Ltd.	370,982
172,724		Insurance Australia Group	620,368
800,404		Macquarie Airports Management Ltd.	2,166,414
12,010	L	Macquarie Group Ltd.	514,582
259,794		Macquarie Infrastructure Group	309,423
183,661		National Australia Bank Ltd.	4,482,068
47,364		Newcrest Mining Ltd.	1,500,239
91,052		Qantas Airways Ltd.	242,935
288,832		Rio Tinto Ltd.	19,280,876
86,606		Suncorp-Metway Ltd.	670,497
142,166		Toll Holdings Ltd.	1,110,169
100,877		Wesfarmers Ltd.	2,819,997
212,008		Westpac Banking Corp.	4,788,985

			63,662,204

		Austria: 1.1%
2,029		Andritz AG	116,974
123,618		Erste Bank der Oesterreichischen Sparkassen AG	4,593,509
116,811	S	OMV AG	5,125,217
7,458	L	Raiffeisen International Bank Holding AG	416,649
31,724		Telekom Austria AG	452,851
26,226		Voestalpine AG	958,128

			11,663,328

		Belgium: 0.7%
23,030		Anheuser-Busch InBev NV	1,192,196
1,087,122	@	Fortis	4,024,151
52,559	@	KBC Groep NV	2,258,206

			7,474,553

		Bermuda: 0.1%
25,606		SeaDrill Ltd. ADR	651,491

			651,491

		Brazil: 1.1%
25,006		All America Latina Logistica S.A.	234,117
14,257		Banco do Brasil S.A.	243,212
48,047	L	Banco Santander Brasil S.A.	659,577
12,301		Centrais Eletricas Brasileiras S.A.	256,760
44,081		Cia Siderurgica Nacional S.A.	1,417,884
36,130		JBS S.A.	193,413
23,429		Perdigao S.A.	610,554
271,621		Vale S.A. ADR	7,885,158

			11,500,675

		Canada: 5.3%
8,890		Agnico-Eagle Mines Ltd.	483,835
29,759		Agrium, Inc.	1,861,485
62,432		Bank of Montreal	3,333,965
82,854	L	Bank of Nova Scotia	3,899,291
82,290		Barrick Gold Corp.	3,262,173
291,305		Bombardier, Inc. — Class B	1,336,964
33,981		Canadian Imperial Bank of Commerce	2,214,280
18,648		Canadian Oil Sands Trust	533,309
32,580		Canadian Pacific Railway Ltd.	1,769,105
49,581		Cenovus Energy, Inc.	1,256,295
49,581		EnCana Corp.	1,617,065
14,275		Finning International, Inc.	227,668
48,740		GoldCorp, Inc.	1,927,044
8,737		IGM Financial, Inc.	354,292
51,736	@	Ivanhoe Mines Ltd.	767,247
51,740		Kinross Gold Corp.	958,267
99,573		Manulife Financial Corp.	1,840,365
12,207		National Bank of Canada	703,112
36,900		Nexen, Inc.	889,820
37,978		Potash Corp. of Saskatchewan	4,153,849
23,466	@	Research In Motion Ltd.	1,584,894
90,681		Royal Bank of Canada	4,890,193
32,196	@	Silver Wheaton Corp.	488,858
17,005		Sun Life Financial, Inc.	491,850
158,386		Suncor Energy, Inc.	5,635,170
244,557		Talisman Energy, Inc.	4,604,224
67,609	@	Teck Cominco Ltd. — Class B	2,380,230
49,638	L	Toronto Dominion Bank	3,130,585

			56,595,435

		China: 4.6%
488,000		Angang New Steel Co. Ltd.	1,064,135
84,000	L	Anhui Conch Cement Co. Ltd.	536,757
3,949,294		Bank of China Ltd.	2,122,316
745,228	@,L	Beijing Capital International Airport Co. Ltd.	489,326
2,645,140		China Citic Bank	2,239,019
1,194,300	L	China Coal Energy Co. — Class H	2,167,145
463,000	L	China Communications Construction Co. Ltd.	439,928
13,946,991		China Construction Bank	11,912,767
781,000		China Dongxiang Group Co.	602,609
1,075,294		China Life Insurance Co. Ltd.	5,261,708
298,000		China National Building Material Co. Ltd.	612,267
155,600	@	China Pacific Insurance Group Co. Ltd.	620,120
430,679		China Shenhua Energy Co. Ltd.	2,090,649
726,705		China Telecom Corp. Ltd.	300,505
199,000		China Yurun Food Group Ltd.	590,322
64,000		Dongfang Electrical Machinery Co. Ltd.	341,260
542,000	@	Foxconn International Holdings Ltd.	623,953
289,000		Hengan International Group Co. Ltd.	2,139,827
11,375,244		Industrial and Commercial Bank of China Ltd.	9,368,235
7,306	L	Mindray Medical International Ltd. ADR	247,820
247,500		Parkson Retail Group Ltd.	435,529
191,990		Ping An Insurance Group Co. of China Ltd.	1,669,385
58,000		Shandong Weigao Group Medical Polymer Co. Ltd.	193,298
65,600	@	Sinopharm Group Co.	233,095
164,000		Tsingtao Brewery Co. Ltd.	907,160
1,497,669	L	Want Want China Holdings Ltd.	1,045,873
360,000		Yanzhou Coal Mining Co. Ltd.	787,364

			49,042,372

		Czech Republic: 1.3%
62,957	S	Komercni Banka A/S	13,490,300

			13,490,300

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Artio Foreign Portfolio
as of December 31, 2009 (continued)

Shares			Value

		Denmark: 0.6%
201		AP Moller — Maersk A/S — Class B	$1,412,205
28,060	@	Danske Bank A/S	629,930
28,973	@	DSV A/S	525,073
6,001	@	Flsmidth & Co. A/S	420,405
50,200		Novo-Nordisk A/S	3,204,854

			6,192,467

		Finland: 0.5%
24,618		Fortum OYJ	667,873
26,024		Kesko OYJ	859,383
21,938		Metso OYJ	771,677
55,201		Neste Oil OYJ	980,924
73,868		Nokia OYJ	955,112
106,232	@	Stora Enso OYJ (Euro Denominated Security)	745,091

			4,980,060

		France: 8.8%
11,696		Accor S.A.	640,029
42,233		ADP	3,394,608
304,879	@	Alcatel S.A.	1,026,594
20,505		Alstom	1,434,033
203,367		AXA S.A.	4,774,847
113,488		BNP Paribas	9,001,636
23,605		Bouygues S.A.	1,222,697
58,858		Carrefour S.A.	2,823,227
2,828		Casino Guichard Perrachon S.A.	251,961
21,510	@	CFAO S.A.	884,057
50,255		Cie de Saint-Gobain	2,726,146
9,581	@	Compagnie Generale de Geophysique S.A.	203,660
12,968		Compagnie Generale des Etablissements Michelin	993,203
220,161		Credit Agricole S.A.	3,863,792
26,318		Electricite de France	1,564,165
168,615		France Telecom S.A.	4,213,394
70,517		Gaz de France	3,054,866
78,254		Groupe Danone	4,797,111
2,214		Iliad S.A.	264,582
29,413		Lafarge S.A.	2,422,281
23,073		LVMH Moet Hennessy Louis Vuitton S.A.	2,587,121
7,274		Pernod-Ricard S.A.	621,997
16,043		PPR	1,925,721
31,476		Publicis Groupe	1,279,818
52,311	@	Renault S.A.	2,683,543
82,193		Sanofi-Aventis	6,463,885
20,865		Schneider Electric S.A.	2,426,027
74,970		Societe Generale	5,208,909
22,899		Suez Environnement S.A.	528,031
177,014	S	Total S.A.	11,369,589
12,578	@	Valeo S.A.	440,229
7,135		Vallourec	1,290,853
48,616		Veolia Environnement	1,602,534
91,676		Vinci S.A.	5,158,702
38,320		Vivendi	1,137,326

			94,281,174

		Germany: 6.7%
30,706		Adidas AG	1,663,202
42,988		Allianz AG	5,328,788
71,814		Bayer AG	5,746,806
3,956		Beiersdorf AG	260,737
12,130		Celesio AG	307,136
120,613		DaimlerChrysler AG	6,424,283
56,868		Deutsche Bank AG	4,021,134
17,213		Deutsche Boerse AG	1,425,401
115,019		Deutsche Post AG	2,222,948
170,188		Deutsche Telekom AG	2,496,624
140,315		E.ON AG	5,889,586
238,266		Fraport AG Frankfurt Airport Services Worldwide	12,301,471
15,882		Fresenius AG	990,731
4,511		Hamburger Hafen und Logistik AG	174,234
47,690		HeidelbergCement AG	3,299,279
5,910		Henkel KGaA	264,775
6,813		Hochtief AG	519,606
20,838		MAN AG	1,616,864
28,447		Metro AG	1,737,336
6,802		Muenchener Rueckversicherungs AG	1,059,477
27,510		RWE AG	2,669,633
12,536		Salzgitter AG	1,228,385
49,099		SAP AG	2,340,701
72,179		Siemens AG	6,623,925
2,293		Wacker Chemie AG	398,857

			71,011,919

		Greece: 0.1%
65,446		Hellenic Telecommunications Organization S.A.	960,579

			960,579

		Hong Kong: 1.5%
12,000		Beijing Enterprises Holdings Ltd.	86,913
275,000		Belle International Holdings	318,580
667,000	@	China Mengniu Dairy Co. Ltd.	2,371,060
418,815		China Merchants Holdings International Co. Ltd.	1,351,071
278,000		China Resources Enterprise	1,009,941
1,632,000		China Unicom Ltd.	2,141,616
595,000		Cnpc Hong Kong Ltd.	784,654
2,822,000		Denway Motors Ltd.	1,782,758
168,768		Esprit Holdings Ltd.	1,119,720
2,904,994	@	GOME Electrical Appliances Holdings Ltd.	1,046,014
158,000		Hutchison Whampoa Ltd.	1,081,014
2,856,000		Lenovo Group Ltd.	1,769,928
160,000		Li & Fung Ltd.	661,510

			15,524,779

		Hungary: 0.6%
234,981	@,L	OTP Bank Nyrt	6,732,066

			6,732,066

		India: 2.1%
14,609		ACC Ltd.	273,299
7,065		Bharat Heavy Electricals	363,707
128,188		Bharti Airtel Ltd.	905,747
14,624		Dr Reddys Laboratories Ltd.	358,119
19,139		Housing Development Finance Corp.	1,095,039
173,375		ICICI Bank Ltd.	3,249,010
23,685		Infosys Technologies Ltd. ADR	1,309,070
101,346		ITC Ltd.	544,247
175,720		Jaiprakash Associates Ltd.	551,813
58,275		Larsen & Toubro Ltd.	2,098,141
33,242		Mahindra & Mahindra Ltd.	769,344
22,256		Oil & Natural Gas Corp. Ltd.	561,528
130,385		Reliance Communication	479,664
92,361		State Bank of India Ltd.	4,488,959
40,706		Sterlite Industries India Ltd. ADR	741,663
140,100		Tata Motors Ltd.	2,364,650
178,263		Tata Steel Ltd.	2,351,682

			22,505,682

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Artio Foreign Portfolio
as of December 31, 2009 (continued)

Shares			Value

		Indonesia: 0.2%
626,500		Bank Central Asia Tbk PT	$320,685
2,347,048		Telekomunikasi Indonesia Tbk PT	2,336,313

			2,656,998

		Ireland: 0.4%
179,464	@	Bank of Ireland — Dublin Exchange	339,646
128,866		CRH PLC	3,522,348
82,866	@	Dragon Oil PLC	517,182

			4,379,176

		Italy: 2.6%
79,198		Assicurazioni Generali S.p.A.	2,133,618
37,526		Autostrade S.p.A.	981,385
402,077	L	Banca Monte dei Paschi di Siena S.p.A.	702,897
134,853		Banca Popolare di Milano Scrl	958,097
60,891	@	Banco Popolare Scarl	456,145
37,434		Buzzi Unicem S.p.A.	602,271
247,940		ENI S.p.A.	6,313,984
64,566	@	Fiat S.p.A	944,855
837,442	@	Intesa Sanpaolo S.p.A.	3,768,505
51,084		Italcementi S.p.A.	698,760
51,989		Mediaset S.p.A.	427,450
149,101	@	Mediobanca S.p.A.	1,771,268
167,338		Parmalat S.p.A	467,829
902,162		Telecom Italia S.p.A.	1,407,323
1,900,720	@	UniCredito Italiano S.p.A.	6,355,544

			27,989,931

		Japan: 10.2%
15,200		Aeon Mall Co. Ltd.	294,482
37,516		Aisin Seiki Co. Ltd.	1,083,876
55,000		Asahi Breweries Ltd.	1,012,953
55,500		Asahi Glass Co. Ltd.	527,920
154,000		Bank of Yokohama Ltd.	702,157
11,200		Benesse Corp.	468,283
86,200		Bridgestone Corp.	1,520,552
116,741	S	Canon, Inc.	4,965,984
128		Central Japan Railway Co.	856,741
100,200		Chiba Bank Ltd.	599,312
12,000		Daikin Industries Ltd.	473,967
178,400		Daiwa Securities Group, Inc.	897,823
65,522		Denso Corp.	1,979,882
6,310		Diamond Lease Co. Ltd.	190,095
21,700		East Japan Railway Co.	1,373,192
16,000		Eisai Co. Ltd.	588,259
6,300	L	FamilyMart Co. Ltd.	185,986
37,200		Fanuc Ltd.	3,467,115
104,000		Fukuoka Financial Group, Inc.	362,440
10,836		Hitachi Construction Machinery Co. Ltd.	284,043
190,520		Honda Motor Co. Ltd.	6,464,096
40,600		Hoya Corp.	1,083,311
294,000		Itochu Corp.	2,171,711
14,524		Japan Steel Works Ltd.	185,197
42,700		JFE Holdings, Inc.	1,687,882
112,000		Kawasaki Heavy Industries Ltd.	284,279
96,000		Kirin Brewery Co. Ltd.	1,539,551
104,328		Komatsu Ltd.	2,184,020
28,000		Konica Minolta Holdings, Inc.	288,546
90,829		Kubota Corp.	833,432
5,900		Kurita Water Industries Ltd.	185,363
6,300		Kyocera Corp.	554,844
4,700		Lawson, Inc.	207,577
11,100		Makita Corp.	381,264
228,224		Matsushita Electric Industrial Co. Ltd.	3,285,605
206,000		Mitsubishi Corp.	5,131,169
120,286		Mitsubishi Electric Corp.	893,563
85,000		Mitsubishi Estate Co. Ltd.	1,357,099
112,000		Mitsubishi Heavy Industries Ltd.	395,020
1,298,200		Mitsubishi UFJ Financial Group, Inc.	6,394,655
296,200		Mitsui & Co. Ltd.	4,201,927
76,000		Mitsui Fudosan Co. Ltd.	1,285,025
55,000		NGK Insulators Ltd.	1,202,817
41,300		Nidec Corp.	3,817,067
66,400		Nikon Corp.	1,311,166
3,586		Nintendo Co. Ltd.	856,470
249,000		Nippon Steel Corp.	1,008,946
23,800		Nippon Telegraph & Telephone Corp.	940,173
199,400	@	Nissan Motor Co. Ltd.	1,752,311
365,900		Nomura Holdings, Inc.	2,721,079
824		NTT DoCoMo, Inc.	1,149,882
8,470		ORIX Corp.	576,674
35,200		Resona Holdings, Inc.	357,623
64,207		Ricoh Co. Ltd.	920,007
12,000		Shin-Etsu Chemical Co. Ltd.	677,500
32,000		Shiseido Co. Ltd.	615,008
123,000		Shizuoka Bank Ltd.	1,070,668
2,400		SMC Corp.	274,037
44,666		Sony Corp.	1,298,520
9,600		Stanley Electric Co. Ltd.	194,720
167,000		Sumitomo Metal Industries Ltd.	448,903
132,900		Sumitomo Mitsui Financial Group, Inc.	3,813,616
64,000		Sumitomo Realty & Development Co. Ltd.	1,208,160
285,100		Sumitomo Trust & Banking Co. Ltd.	1,399,851
34,000		Suruga Bank Ltd.	296,288
102,328		Suzuki Motor Corp.	2,520,034
16,000		Takeda Pharmaceutical Co. Ltd.	659,220
24,000		Tokio Marine Holdings, Inc.	654,941
322,000		Toshiba Corp.	1,786,746
273,633	S	Toyota Motor Corp.	11,536,631
13,800		Uni-Charm Corp.	1,293,698

			109,192,954

		Luxembourg: 0.5%
69,878		ArcelorMittal	3,193,860
67,136	@,L	Evraz Group SA GDR — Reg S	1,896,592

			5,090,452

		Malaysia: 0.0%
240,100	@	TM International Bhd	213,494

			213,494

		Mexico: 1.4%
131,777		America Movil SA de CV — Series L ADR	6,190,883
180,277	@	Cemex SA de CV ADR	2,130,874
951,155	@	Cemex SAB de C.V.	1,126,961
27,017	L	Fomento Economico Mexicano SA de CV ADR	1,293,574
299,560	@	Grupo Financiero Banorte SA de CV	1,080,358
239,880	@	Grupo Modelo S.A.	1,331,240
141,464	@	Grupo Televisa S.A.	588,586
80,205		Grupo Televisa SA ADR	1,665,056

			15,407,532

		Netherlands: 4.1%
217,327	@	Aegon NV	1,391,675
6,494		Boskalis Westminster	250,000
37,845		European Aeronautic Defence and Space Co. NV	760,727
86,067		Heineken NV	4,085,900
121,132		Koninklijke Philips Electronics NV	3,580,577

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Artio Foreign Portfolio
as of December 31, 2009 (continued)

Shares			Value

		Netherlands (continued)
19,803	@	Randstad Holdings NV	$985,344
163,447		Reed Elsevier NV	2,005,385
375,767		Royal Dutch Shell PLC	11,322,597
201,066	L	Royal Dutch Shell PLC — Class A	6,084,293
326,586		Royal KPN NV	5,551,133
16,877		SBM Offshore NV	331,128
46,805		TNT NV	1,438,011
146,356		Unilever NV	4,763,415
24,300	@	X5 Retail Group N.V. GDR	775,170

			43,325,355

		Norway: 1.5%
119,046	@,L	DnB NOR ASA	1,285,188
381,296	@	Norsk Hydro ASA	3,203,046
187,816		Orkla ASA	1,842,630
230,718		Statoil ASA	5,754,020
124,699	@	Storebrand ASA	848,665
76,248	@	Telenor ASA	1,065,162
43,049		Yara International ASA	1,949,911

			15,948,622

		Poland: 0.9%
95,007	@	Bank Pekao S.A.	5,334,293
9,409	@	Bank Zachodni WBK S.A.	619,740
246,946		Powszechna Kasa Oszczednosci Bank Polski S.A.	3,257,904

			9,211,937

		Portugal: 0.1%
186,401		Energias de Portugal S.A.	829,870
33,085		Galp Energia SGPS S.A.	571,468

			1,401,338

		Russia: 4.6%
135,100	@	Lukoil-Spon ADR	7,741,230
14,400		Magnit OAO GDR	228,240
38,618		Mechel OAO ADR	726,791
336,078	@	MMC Norilsk Nickel ADR	4,822,719
17,713		Mobile Telesystems Finance SA ADR	865,989
19,977		Novatek OAO GDR	1,304,922
9,750		Novorossiysk Commercial Sea Port GDR	112,223
342,006		OAO Gazprom ADR	8,636,381
16,850	@	OAO Gazprom ADR	460,848
903,881	@	OAO Rosneft Oil Co. GDR	7,773,377
4,760,466		Sberbank of Russian Federation	13,094,576
22,712	@,L	Severstal GDR	214,514
78,212	@,#	Sistema-Hals GDR	113,407
21,483	@	Uralkali GDR	451,143
53,595		Vimpel-Communications OAO ADR	996,331
383,532	L	VTB Bank OJSC GDR	1,790,761

			49,333,452

		South Africa: 0.2%
12,357		Anglogold Ashanti Ltd. ADR	500,542
43,073		Impala Platinum Holdings Ltd.	1,177,368

			1,677,910

		South Korea: 3.1%
25,530		Hyundai Motor Co.	2,642,652
73,903	@	KB Financial Group, Inc.	3,763,160
18,190		Korea Exchange Bank	225,787
892		LG Chem Ltd.	174,830
86,838		LG Display Co. Ltd.	2,936,028
36,726		LG Electronics, Inc.	3,828,619
4,040	@	NHN Corp.	667,723
13,442		Posco	7,088,928
12,006		Samsung Electronics Co. Ltd.	8,232,874
65,946	@	Shinhan Financial Group Ltd.	2,440,271
7,355		SK Telecom Co. Ltd.	1,073,588

			33,074,460

		Spain: 2.3%
2,578		Acciona S.A.	336,965
671,057		Banco Santander Central Hispano S.A.	11,088,983
107,155	L	Cintra Concesiones DE Infrae	1,265,536
27,654	L	Inditex S.A.	1,727,060
40,506	L	Repsol YPF S.A.	1,086,961
338,338		Telefonica S.A.	9,469,749

			24,975,254

		Sweden: 1.1%
25,351		Alfa Laval AB	350,571
59,202	L	Atlas Copco AB — Class A	870,262
14,810		Autoliv, Inc.	647,178
16,111		Hennes & Mauritz AB	893,142
196,241		Sandvik AB	2,363,121
94,389		SKF AB — B Shares	1,627,608
115,849		Svenska Cellulosa AB — B Shares	1,544,582
87,073	@	Swedbank AB	857,276
22,159		Swedish Match AB	484,468
89,371		TeliaSonera AB	645,938
155,858		Volvo AB	1,336,799

			11,620,945

		Switzerland: 6.7%
217,504	@	ABB Ltd.	4,191,156
98,595		Credit Suisse Group	4,884,531
5,168		Flughafen Zuerich AG	1,554,168
19,594	@,S	Holcim Ltd.	1,522,796
12,210	@	Logitech International S.A.	211,781
274,669		Nestle S.A.	13,330,685
17,960		Nobel Biocare Holding AG	601,931
184,018		Novartis AG	10,049,084
64,683		Roche Holding AG — Genusschein	11,061,626
298		SGS S.A.	389,033
2,925		Swatch Group AG — BR	740,377
51,346		Swiss Reinsurance	2,459,712
2,887		Swisscom AG	1,102,581
9,704		Syngenta AG	2,740,487
269,457	@	UBS AG — Reg	4,196,045
609,827	@	Xstrata PLC	10,876,902
9,384		Zurich Financial Services AG	2,051,565

			71,964,460

		Taiwan: 0.6%
47,900		AU Optronics Corp. ADR	574,321
44,302		Chunghwa Telecom Co. Ltd. ADR	822,688
409,915		Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4,689,428
144,412	@,L	United Microelectron ADR	560,319

			6,646,756

		Ukraine: 0.4%
17,389,206	@	JSCB Ukrsotsbank	776,110
13,488,271	@	Raiffeisen Bank Aval	414,752
38,065	@	Ukrnafta Oil Co. ADR	805,495
46,033,498	@	UkrTelecom	2,550,233

			4,546,590

		United Kingdom: 12.0%
220,646	@	Anglo American PLC	9,555,622
55,398		AstraZeneca PLC	2,603,548
327,835		Aviva PLC	2,085,403
975,883		Barclays PLC	4,300,181
71,848		BG Group PLC	1,297,305
208,567		BHP Billiton PLC	6,649,102

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Artio Foreign Portfolio
as of December 31, 2009 (continued)

Shares			Value

		United Kingdom (continued)
1,078,852		BP PLC	$10,417,566
335,148	L	BT Group PLC	729,894
189,886		Cadbury PLC	2,441,474
21,315	@	Carnival PLC	726,162
315,011	S	Diageo PLC	5,495,711
181,962	@	GKN PLC	340,809
456,813		GlaxoSmithKline PLC	9,687,108
1,201,900		HSBC Holdings PLC	13,711,660
96,376		Imperial Tobacco Group PLC	3,040,402
193,993		Kingfisher PLC	714,127
707,840		Legal & General Group PLC	910,616
5,360,484		Lloyds TSB Group PLC	4,312,925
26,913	@	Lonmin PLC	845,807
185,870		Marks & Spencer Group PLC	1,200,895
785,558	@	Old Mutual PLC	1,375,664
258,022		Prudential PLC	2,641,176
264,116		Rio Tinto PLC	14,261,387
82,163	@	Rolls-Royce Group PLC	639,837
4,929,780	@,I	Rolls-Royce Group PLC- C Shares	7,963
155,888		Standard Chartered PLC	3,935,525
908,524		Tesco PLC	6,267,700
14,257	L	Vedanta Resources PLC	596,310
4,685,003	S	Vodafone Group PLC	10,849,098
27,235		Whitbread PLC	618,006
235,093		WM Morrison Supermarkets PLC	1,048,897
32,427	@	Wolseley PLC	649,086
409,841		WPP PLC	4,008,359

			127,965,325

		Total Common Stock (Cost $888,513,176)	1,002,892,025

REAL ESTATE INVESTMENT TRUSTS: 0.1%

		Japan: 0.1%
32		Nippon Building Fund, Inc.	243,205

		Total Real Estate Investment Trusts (Cost $291,160)	243,205

EXCHANGE-TRADED FUNDS: 2.4%

		Taiwan: 2.3%
1,863,526		iShares MSCI Taiwan Index Fund	24,169,932

			24,169,932

		United States: 0.1%
14,375	@	SPDR Gold Trust	1,542,581

			1,542,581

		Total Exchange-Traded Funds (Cost $22,565,129)	25,712,513

PREFERRED STOCK: 1.6%

		Brazil: 1.3%
71,713		Banco Bradesco S.A.	1,498,517
91,326		Banco Itau Holding Financeira S.A.	2,029,525
10,754		Centrais Eletricas Brasileiras S.A.	195,932
9,983		Cia Brasileira de Distribuicao Grupo Pao de Acucar	372,829
131,530		Gerdau S.A.	2,201,484
30,130		Lojas Americanas S.A.	268,764
257,727		Petroleo Brasileiro S.A.	5,431,363
54,780		Usinas Siderurgicas de Minas Gerais S.A.	1,554,040
23,182		Vivo Participacoes S.A.	725,420

			14,277,874

		Germany: 0.3%
16,311		Henkel KGaA — Vorzug	856,540
8,111		Porsche AG	502,113
17,759		Volkswagen AG	1,659,100

			3,017,753

		Total Preferred Stock (Cost $14,400,261)	17,295,627

RIGHTS: 0.0%

		Brazil: 0.0%
50	I,X	JBS S.A.	—

		Total Rights (Cost $-)	—

WARRANTS: 0.0%

		Italy: 0.0%
68,716		Mediobanca S.p.A.	10,806

		Total Warrants (Cost $2,335)	10,806

		Total Long-Term Investments (Cost $925,772,061)	1,046,154,176

SHORT-TERM INVESTMENTS: 2.8%

		Affiliated Mutual Fund: 0.6%
6,501,958		ING Institutional Prime Money Market Fund — Class I	6,501,958

		Total Mutual Fund (Cost $6,501,958)	6,501,958

Principal
Amount			Value

		Securities Lending CollateralCC: 2.2%
$21,898,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$21,898,000
2,461,775	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	1,969,420

		Total Securities Lending Collateral (Cost $24,359,775)	23,867,420

		Total Short-Term Investments (Cost $30,861,733)	30,369,378

	Total Investments in Securities
	(Cost $956,633,794)*	100.9%	$1,076,523,554
	Other Assets and Liabilities - Net	(0.9)	(9,827,043)

	Net Assets	100.0%	$1,066,696,511

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Artio Foreign Portfolio
as of December 31, 2009 (continued)

S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $987,001,741.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$135,522,704
Gross Unrealized Depreciation	(46,000,891)

Net Unrealized Appreciation	$89,521,813

Percentage of
Industry	Net Assets

Advertising	0.1%
Aerospace/Defense	0.1
Agriculture	0.4
Airlines	0.0
Apparel	0.2
Auto Manufacturers	4.1
Auto Parts & Equipment	0.7
Banks	21.7
Beverages	1.6
Building Materials	1.9
Chemicals	1.7
Coal	0.5
Commercial Services	0.3
Computers	0.5
Cosmetics/Personal Care	0.2
Distribution/Wholesale	1.2
Diversified Financial Services	1.6
Electric	1.4
Electrical Components & Equipment	0.7
Electronics	1.5
Engineering & Construction	3.4
Environmental Control	0.0
Food	4.3
Forest Products & Paper	0.2
Gas	0.0
Hand/Machine Tools	0.3
Healthcare — Products	0.4
Holding Companies — Diversified	0.6
Home Furnishings	0.4
Household Products/Wares	0.1
Insurance	3.7
Internet	0.1
Iron/Steel	2.7
Leisure Time	0.1
Lodging	0.1
Machinery — Construction & Mining	0.3
Machinery — Diversified	0.9
Media	0.9
Metal Fabricate/Hardware	0.3
Mining	9.7
Miscellaneous Manufacturing	0.9
Office Property	0.1
Office/Business Equipment	0.5
Oil & Gas	10.2
Oil & Gas Services	0.1
Pharmaceuticals	4.2
Real Estate	0.4
Retail	1.5
Semiconductors	1.3
Software	0.2
Telecommunications	6.0
Toys/Games/Hobbies	0.1
Transportation	1.1
Water	0.2
Other Long-Term Investments	2.4
Short-Term Investments	2.8
Other Assets and Liabilities — Net	(0.9)

Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	12/31/2009

Asset Table
Investments, at value
Common Stock
Australia	$—	$63,662,204	$—	$63,662,204
Austria	—	11,663,328	—	11,663,328
Belgium	—	7,474,553	—	7,474,553
Bermuda	—	651,491	—	651,491
Brazil	11,500,675	—	—	11,500,675
Canada	56,595,435	—	—	56,595,435
China	1,691,357	47,351,015	—	49,042,372
Czech Republic	—	13,490,300	—	13,490,300
Denmark	—	6,192,467	—	6,192,467
Finland	—	4,980,060	—	4,980,060
France	884,057	93,397,117	—	94,281,174
Germany	—	71,011,919	—	71,011,919
Greece	—	960,579	—	960,579
Hong Kong	—	15,524,779	—	15,524,779
Hungary	—	6,732,066	—	6,732,066
India	2,050,733	20,454,949	—	22,505,682
Indonesia	—	2,656,998	—	2,656,998
Ireland	—	4,379,176	—	4,379,176
Italy	—	27,989,931	—	27,989,931
Japan	—	109,192,954	—	109,192,954
Luxembourg	1,896,592	3,193,860	—	5,090,452
Malaysia	—	213,494	—	213,494
Mexico	15,407,532	—	—	15,407,532
Netherlands	775,170	42,550,185	—	43,325,355
Norway	—	15,948,622	—	15,948,622
Poland	—	9,211,937	—	9,211,937
Portugal	—	1,401,338	—	1,401,338
Russia	24,292,298	25,041,154	—	49,333,452
South Africa	—	1,677,910	—	1,677,910
South Korea	—	33,074,460	—	33,074,460
Spain	—	24,975,254	—	24,975,254
Sweden	—	11,620,945	—	11,620,945
Switzerland	—	71,964,460	—	71,964,460
Taiwan	6,646,756	—	—	6,646,756
Ukraine	1,190,862	3,355,728	—	4,546,590
United Kingdom	—	127,965,325	—	127,965,325

Total Common Stock	122,931,467	879,960,558	—	1,002,892,025

Real Estate Investment Trusts	—	243,205	—	243,205
Exchange-Traded Funds	25,712,513	—	—	25,712,513
Preferred Stock	3,323,706	13,971,921	—	17,295,627
Warrants	—	10,806	—	10,806
Short-Term Investments	28,399,958	—	1,969,420	30,369,378

Total Investments, at value	$180,367,644	$894,186,490	$1,969,420	$1,076,523,554

Other Financial Instruments+:
Forward foreign currency contracts	—	413,574	—	413,574

Total Assets	$180,367,644	$894,600,064	$1,969,420	$1,076,937,128

Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(1,016,224)	$—	$(1,016,224)

Total Liabilities	$—	$(1,016,224)	$—	$(1,016,224)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Artio Foreign Portfolio
as of December 31, 2009 (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning					Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Realized	Appreciation/	Into	Out of	Balance at
	12/31/2008	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	12/31/2009

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$1,969,420	$—	$1,969,420

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$1,969,420	$—	$1,969,420

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for
as hedging instruments	Location on Statement
under FASB ASC 815	of Assets and Liabilities	Fair Value

Asset Derivatives

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$413,574

Total Asset Derivatives		$413,574

Liability Derivatives

Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,016,224

Total Liability Derivatives		$1,016,224

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Amount of Realized Gain or (Loss)
Derivatives not accounted for	on Derivatives Recognized in Income
as hedging instruments	Forward Foreign
under FASB ASC 815	Currency Contracts

Foreign exchange contracts	$(24,572,776)

Total	$(24,572,776)

Change in Unrealized
Appreciation or (Depreciation)
Derivatives not accounted for	on Derivatives Recognized in Income
as hedging instruments	Forward Foreign
under FASB ASC 815	Currency Contracts

Foreign exchange contracts	$10,106,698

Total	$10,106,698

At December 31, 2009 the following forward foreign currency contracts were outstanding for the ING Artio Foreign Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

Canadian Dollar CAD 15,970,720	BUY	3/17/10	15,144,870	$15,270,341	$125,471
Japanese Yen JPY 1,707,102,870	BUY	3/17/10	19,352,713	18,336,489	(1,016,224)

					$(890,753)

Czech Koruna CZK 129,823,536	SELL	3/17/10	7,344,206	7,056,103	$288,103

					$288,103

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Clarion Global Real Estate Portfolio
as of December 31, 2009

Shares			Value

COMMON STOCK: 32.5%

		Australia: 0.8%
307,100		Lend Lease Corp. Ltd.	$2,834,818

			2,834,818

		Brazil: 0.8%
242,200	@	BR Malls Participacoes S.A.	2,990,982

			2,990,982

		China: 1.1%
2,208,900		Kwg Property Holding Ltd.	1,685,200
181,500	@	Longfor Properties Co. Ltd.	204,829
765,000		Shimao Property Holdings Ltd.	1,434,277
1,082,000		Sino-Ocean Land Holdings Ltd.	993,472

			4,317,778

		Germany: 0.1%
37,080	@	Deutsche Wohnen AG	354,742

			354,742

		Hong Kong: 14.1%
565,470		Cheung Kong Holdings Ltd.	7,266,391
2,484,000	@	Glorious Property Holdings Ltd.	1,124,518
374,100		Great Eagle Holding Co.	970,044
496,000		Hang Lung Group Ltd.	2,452,978
910,700		Hang Lung Properties Ltd.	3,570,264
854,000		Henderson Land Development Co. Ltd.	6,381,713
917,700		Hongkong Land Holdings Ltd.	4,519,751
229,800		Hysan Development Co. Ltd.	650,353
835,590		Kerry Properties Ltd.	4,226,435
1,806,600		Shui On Land Ltd.	1,059,989
1,098,000		Sun Hung Kai Properties Ltd.	16,326,292
861,175		Wharf Holdings Ltd.	4,942,290

			53,491,018

		Japan: 10.2%
44,290		Aeon Mall Co. Ltd.	858,066
42,017		Daito Trust Construction Co. Ltd.	1,989,439
326,700		Daiwa House Industry Co. Ltd.	3,512,913
756,457		Mitsubishi Estate Co. Ltd.	12,077,495
726,482		Mitsui Fudosan Co. Ltd.	12,283,521
413,768		Sumitomo Realty & Development Co. Ltd.	7,810,904

			38,532,338

		Norway: 1.1%
1,750,880	@	Norwegian Property ASA	4,048,693

			4,048,693

		Singapore: 1.0%
863,350		CapitaLand Ltd.	2,561,181
154,400	L	City Developments Ltd.	1,262,455

			3,823,636

		Sweden: 0.4%
160,460		Castellum AB	1,625,111

			1,625,111

		Switzerland: 0.8%
54,380	@	Swiss Prime Site AG	3,050,433

			3,050,433

		United Kingdom: 1.5%
339,340	I	Atrium European Real Estate Ltd.	2,286,363
587,120		Grainger PLC	1,210,166
199,020		Helical Bar PLC	1,096,874
415,800		Safestore Holdings Ltd.	1,099,508

			5,692,911

		United States: 0.6%
52,900	@	Hyatt Hotels Corp.	1,576,949
23,900	@	Pebblebrook Hotel Trust	526,039

			2,102,988

		Total Common Stock (Cost $101,245,665)	122,865,448

REAL ESTATE INVESTMENT TRUSTS: 65.8%

		Australia: 9.0%
844,000		CFS Retail Property Trust	1,437,130
6,824,771	L	Dexus Property Group	5,177,773
4,435,500		GPT Group	2,383,464
8,012,700		Macquarie Goodman Group	4,533,133
1,291,310		Mirvac Group	1,801,697
1,247,720		Stockland	4,395,976
1,290,320		Westfield Group	14,441,091

			34,170,264

		Canada: 1.1%
63,200		Calloway Real Estate Investment Trust	1,178,976
27,600		Canadian Real Estate Investment Trust	715,697
65,400		Primaris Retail Real Estate	1,009,280
68,100	L	RioCan Real Estate Investment Trust	1,292,523

			4,196,476

		France: 6.7%
9,720		Gecina S.A.	1,056,900
3,800		ICADE	363,821
142,956		Klepierre	5,791,893
68,347	L	Mercialys	2,405,876
71,449		Unibail	15,695,897

			25,314,387

		Hong Kong: 0.8%
1,238,900		Link Real Estate Investment Trust	3,161,328

			3,161,328

		Japan: 2.9%
251		Frontier Real Estate Investment Corp.	1,784,562
46		Japan Excellent, Inc.	205,021
184	L	Japan Logistics Fund, Inc.	1,348,194
232		Japan Real Estate Investment Corp.	1,710,260
420		Kenedix Realty Investment Corp.	1,149,918
137		Nippon Accommodations Fund, Inc.	716,580
14		Nomura Real Estate Office Fund, Inc.	76,141
466		Orix JREIT, Inc.	2,326,605
44		Top REIT, Inc.	195,421
254	L	United Urban Investment Corp.	1,342,733

			10,855,435

		Netherlands: 1.4%
60,223		Corio NV	4,102,980
27,294		Eurocommercial Properties NV	1,129,727

			5,232,707

		Singapore: 1.9%
2,520,780		Ascendas Real Estate Investment Trust	3,957,112
1,439,000		CapitaCommercial Trust	1,191,623
923,679		CapitaMall Trust	1,178,959
867,000		Suntec Real Estate Investment Trust	829,979

			7,157,673

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Clarion Global Real Estate Portfolio
as of December 31, 2009 (continued)

Shares			Value

		United Kingdom: 6.8%
842,921		British Land Co. PLC	$6,490,794
44,200		Derwent Valley Holdings PLC	939,246
170,100		Great Portland Estates PLC	787,361
542,559		Hammerson PLC	3,692,886
774,363		Land Securities Group PLC	8,523,077
470,947		Liberty International PLC	3,893,525
258,322		Segro PLC	1,432,851

			25,759,740

		United States: 35.2%
72,751		Acadia Realty Trust	1,227,309
39,300		Alexandria Real Estate Equities, Inc.	2,526,597
147,600		AMB Property Corp.	3,771,180
155,800		Apartment Investment & Management Co.	2,480,336
51,625		AvalonBay Communities, Inc.	4,238,929
58,100		Boston Properties, Inc.	3,896,767
71,700		BRE Properties, Inc.	2,371,836
67,800		Camden Property Trust	2,872,686
83,500		Digital Realty Trust, Inc.	4,198,380
214,500		Duke Realty Corp.	2,610,465
50,000		Equity Residential	1,689,000
14,180		Essex Property Trust, Inc.	1,186,157
64,800		Extra Space Storage, Inc.	748,440
51,500		Federal Realty Investment Trust	3,487,580
139,800		HCP, Inc.	4,269,492
92,500		Highwoods Properties, Inc.	3,084,875
527,221		Host Hotels & Resorts, Inc.	6,152,669
108,700		Kimco Realty Corp.	1,470,711
165,400		Liberty Property Trust	5,294,454
188,462		Macerich Co.	6,775,209
152,000		Nationwide Health Properties, Inc.	5,347,360
121,869		Omega Healthcare Investors, Inc.	2,370,352
445,100		Prologis	6,093,419
34,194		Public Storage, Inc.	2,785,101
78,600	L	Regency Centers Corp.	2,755,716
255,661		Simon Property Group, Inc.	20,401,748
55,900		SL Green Realty Corp.	2,808,416
71,500		Tanger Factory Outlet Centers, Inc.	2,787,785
46,500		Taubman Centers, Inc.	1,669,815
246,375		UDR, Inc.	4,050,405
119,700		Ventas, Inc.	5,235,678
139,231		Vornado Realty Trust	9,737,816
123,300		Weingarten Realty Investors	2,440,107

			132,836,790

		Total Real Estate Investment Trusts (Cost $183,056,890)	248,684,800

MUTUAL FUNDS: 0.7%

		Australia: 0.3%
2,182,300	**	ING Office Fund	1,240,472

			1,240,472

		Luxembourg: 0.4%
202,718	@	Prologis European Properties	1,242,581
202,718		Prologis European Properties — Rights	—

			1,242,581

		Total Mutual Funds (Cost $2,068,694)	2,483,053

		Total Long-Term Investments (Cost $286,371,249)	374,033,301

SHORT-TERM INVESTMENTS: 4.7%

		Affiliated Mutual Fund: 1.5%
5,778,304		ING Institutional Prime Money Market Fund — Class I	5,778,304

		Total Mutual Fund (Cost $5,778,304)	5,778,304

Principal
Amount			Value

		Securities Lending CollateralCC: 3.2%
$11,736,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$11,736,000
372,743	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	298,194

		Total Securities Lending Collateral (Cost $12,108,743)	12,034,194

		Total Short-Term Investments (Cost $17,887,047)	17,812,498

	Total Investments in Securities
	(Cost $304,258,296)*	103.7%	$391,845,799
	Other Assets and Liabilities - Net	(3.7)	(13,814,171)

	Net Assets	100.0%	$378,031,628

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
**	Investment in affiliate

*	Cost for federal income tax purposes is $385,261,919.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$11,930,379
Gross Unrealized Depreciation	(5,346,499)

Net Unrealized Appreciation	$6,583,880

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Clarion Global Real Estate Portfolio
as of December 31, 2009 (continued)

Percentage of
Industry	Net Assets

Apartments	5.2%
Closed-End Funds	0.4
Diversified	27.7
Health Care	4.6
Holding Companies — Diversified	1.3
Home Builders	0.9
Hotels	1.6
Lodging	0.8
Office Property	4.7
Open-End Funds	0.3
Real Estate	29.2
Regional Malls	7.6
Shopping Centers	10.5
Storage	0.9
Storage/Warehousing	0.3
Warehouse/Industrial	3.0
Short-Term Investments	4.7
Other Assets and Liabilities — Net	(3.7)

Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	12/31/2009

Asset Table
Investments, at value
Common Stock
Australia	$—	$2,834,818	$—	$2,834,818
Brazil	2,990,982	—	—	2,990,982
China	204,829	4,112,949	—	4,317,778
Germany	—	354,742	—	354,742
Hong Kong	1,124,518	52,366,500	—	53,491,018
Japan	—	38,532,338	—	38,532,338
Norway	—	4,048,693	—	4,048,693
Singapore	—	3,823,636	—	3,823,636
Sweden	—	1,625,111	—	1,625,111
Switzerland	—	3,050,433	—	3,050,433
United Kingdom	2,286,363	3,406,548	—	5,692,911
United States	2,102,988	—	—	2,102,988

Total Common Stock	8,709,680	114,155,768	—	122,865,448

Real Estate Investment Trusts	137,033,266	111,651,534	—	248,684,800
Mutual Funds	—	2,483,053	—	2,483,053
Short-Term Investments	17,514,304	—	298,194	17,812,498

Total Investments, at value	$163,257,250	$228,290,355	$298,194	$391,845,799

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning					Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Realized	Appreciation/	Into	Out of	Balance at
	12/31/2008	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	12/31/2009

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$298,194	$—	$298,194

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$298,194	$—	$298,194

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Evergreen Health Sciences Portfolio
as of December 31, 2009

Shares			Value

COMMON STOCK: 97.4%

		Biotechnology: 22.1%
86,581	@	Alexion Pharmaceuticals, Inc.	$4,226,884
53,309	@	AMAG Pharmaceuticals, Inc.	2,027,341
82,045	@	Amgen, Inc.	4,641,286
32,296	@	Celera Corp.	223,165
91,287	@	Celgene Corp.	5,082,860
50,863	@	Dendreon Corp.	1,336,680
257,300	@	Enzo Biochem, Inc.	1,384,274
71,547	@	Facet Biotech Corp.	1,257,796
109,055	@	Gilead Sciences, Inc.	4,719,900
73,556	@	Human Genome Sciences, Inc.	2,250,814
165,710	@	Incyte Corp.	1,509,618
111,464	@	Life Technologies Corp.	5,821,765
109,613	@	Myriad Genetics, Inc.	2,860,899
106,864	@	Nanosphere, Inc.	688,204
334,879	@	Novavax, Inc.	890,778
48,981	@	United Therapeutics Corp.	2,578,850
115,610	@	Vertex Pharmaceuticals, Inc.	4,953,889

			46,455,003

		Chemicals: 1.3%
34,628		Bayer AG	2,771,053

			2,771,053

		Healthcare — Products: 27.1%
95,802	@	Abiomed, Inc.	837,309
86,780	@	AGA Medical Holdings, Inc.	1,281,741
41,815		Alcon, Inc.	6,872,295
27,728		Baxter International, Inc.	1,627,079
30,185		Becton Dickinson & Co.	2,380,389
84,378	@	Cepheid, Inc.	1,053,037
85,635		Covidien PLC	4,101,060
136,559	@	Electro-Optical Sciences, Inc.	1,414,751
43,432		Fresenius AG	2,709,321
143,802	@	Inverness Medical Innovations, Inc.	5,969,221
33,967		Johnson & Johnson	2,187,814
58,381		Medtronic, Inc.	2,567,596
135,625	@	NMT Medical, Inc.	334,994
18,210	@	NuVasive, Inc.	582,356
126,161	@	Qiagen NV	2,815,914
82,126	@	Resmed, Inc.	4,292,726
99,430	@	St. Jude Medical, Inc.	3,657,035
68,337		Stryker Corp.	3,442,135
101,529	@	Thoratec Corp.	2,733,161
64,189	@	Zimmer Holdings, Inc.	3,794,212
87,589	@	Zoll Medical Corp.	2,340,378

			56,994,524

		Healthcare — Services: 6.2%

108,380		Aetna, Inc.	3,435,646
116,059		Cigna Corp.	4,093,401
45,936		Fresenius Medical Care AG & Co. KGaA	2,436,764
211,557	@	Orchid Cellmark, Inc.	361,762
85,960		UnitedHealth Group, Inc.	2,620,061

			12,947,634

		Pharmaceuticals: 37.6%
70,466		Abbott Laboratories	3,804,459
49,548		Allergan, Inc.	3,122,019
1,130,688	@	Antisoma PLC	600,343
67,813	@	Auxilium Pharmaceuticals, Inc.	2,033,034
99,007	@	Biodel, Inc.	429,690
11,980	@	BioMarin Pharmaceuticals, Inc.	225,344
167,112		Biovail Corp.	2,332,884
171,527		Bristol-Myers Squibb Co.	4,331,057
66,721		Cardinal Health, Inc.	2,151,085
164,585	@	Eurand NV	2,123,147
63,599	@	Express Scripts, Inc.	5,498,134
67,213	@	Forest Laboratories, Inc.	2,158,209
203,298	@	Inspire Pharmaceuticals, Inc.	1,122,205
386,255	@	King Pharmaceuticals, Inc.	4,739,349
74,782	@	Medco Health Solutions, Inc.	4,779,318
170,146		Merck & Co., Inc.	6,217,135
73,872	@	Onyx Pharmaceuticals, Inc.	2,167,404
67,666	@	Par Pharmaceutical Cos., Inc.	1,831,042
433,278		Pfizer, Inc.	7,881,328
91,463	@	Salix Pharmaceuticals Ltd.	2,323,160
74,805	@	Savient Pharmaceuticals, Inc.	1,018,096
73,767		Shire PLC ADR	4,330,123
177,043	@	Spectrum Pharmaceuticals, Inc.	786,071
61,007		Teva Pharmaceutical Industries Ltd. ADR	3,427,373
972,310	@	Theratechnologies, Inc.	4,118,500
98,833	@	Vanda Pharmaceuticals, Inc.	1,110,883
154,505	@	Warner Chilcott PLC	4,398,757

			79,060,149

		Retail: 1.9%
122,992		CVS Caremark Corp.	3,961,572

			3,961,572

		Software: 1.2%
26,806	@	Cerner Corp.	2,209,887
1,823,990	@,I	Medipattern Corp.	226,723

			2,436,610

		Total Common Stock (Cost $179,257,907)	204,626,545

WARRANTS: 0.1%

		Biotechnology: 0.1%
133,228	I	Novavax, Inc.	225,484

		Total Warrants (Cost $—)	225,484

		Total Long-Term Investments (Cost $179,257,907)	204,852,029

SHORT-TERM INVESTMENTS: 2.0%

		Affiliated Mutual Fund: 2.0%
4,227,197		ING Institutional Prime Money Market Fund — Class I	4,227,197

		Total Short-Term Investments (Cost $4,227,197)	4,227,197

	Total Investments in Securities
	(Cost $183,485,104)*	99.5%	$209,079,226
	Other Assets and Liabilities - Net	0.5	976,812

	Net Assets	100.0%	$210,056,038

@	Non-income producing security
ADR	American Depositary Receipt
I	Illiquid security

*	Cost for federal income tax purposes is $184,560,521.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$33,508,854
Gross Unrealized Depreciation	(8,990,149)

Net Unrealized Appreciation	$24,518,705

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Evergreen Health Sciences Portfolio
as of December 31, 2009 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	12/31/2009

Asset Table
Investments, at value
Common Stock
Biotechnology	$46,455,003	$—	$—	$46,455,003
Chemicals	—	2,771,053	—	2,771,053
Healthcare — Products	54,285,203	2,709,321	—	56,994,524
Healthcare — Services	10,510,870	2,436,764	—	12,947,634
Pharmaceuticals	78,459,806	600,343	—	79,060,149
Retail	3,961,572	—	—	3,961,572
Software	2,436,610	—	—	2,436,610

Total Common Stock	196,109,064	8,517,481	—	204,626,545

Warrants	—	225,484	—	225,484
Short-Term Investments	4,227,197	—	—	4,227,197

Total Investments, at value	$200,336,261	$8,742,965	$—	$209,079,226

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FMRsm Diversified Mid Cap Portfolio
as of December 31, 2009

Shares			Value

COMMON STOCK: 90.9%

		Advertising: 0.0%
1,994	@	Interpublic Group of Cos., Inc.	$14,716

			14,716

		Apparel: 0.4%
26,780		Columbia Sportswear Co.	1,045,491
1,490,000		Shenzhou International Group Holdings Ltd.	1,940,339
31,100	@,L	Under Armour, Inc.	848,097

			3,833,927

		Auto Parts & Equipment: 1.2%
47,327	@,L	Amerigon, Inc.	375,776
221,759	@,L	Fuel Systems Solutions, Inc.	9,145,341
7,090,000	L	Geely Automobile Holdings Ltd.	3,869,665
22,000		Minth Group Ltd.	32,296
902,112	@	New Focus Auto Tech Holdings Ltd.	205,940

			13,629,018

		Banks: 0.7%
99,287		Bank of Baroda	1,092,958
40		Jammu & Kashmir Bank Ltd.	493
1,239,927		Union Bank of India	7,006,185

			8,099,636

		Beverages: 0.8%
201,310		Molson Coors Brewing Co.	9,091,160

			9,091,160

		Biotechnology: 1.4%
85,500	@	3SBio, Inc. ADR	1,170,495
64,400		Abcam PLC	988,727
198,062	@,L	AMAG Pharmaceuticals, Inc.	7,532,298
13,099	@	Bio-Rad Laboratories, Inc.	1,263,530
288,671	@	Harvard Bioscience, Inc.	1,030,555
38,800	@	Immunogen, Inc.	304,968
16,060,000	@,L	Mingyuan Medicare Development Co. Ltd.	2,740,215
31,161	@,L	Sangamo Biosciences, Inc.	184,473

			15,215,261

		Building Materials: 0.2%
70,000		Asahi Glass Co. Ltd.	665,845
166,681		Blue Star Ltd.	1,379,864

			2,045,709

		Chemicals: 0.9%
75		Asian Paints Ltd.	2,893
67,744		FMC Corp.	3,777,405
244,893		Sensient Technologies Corp.	6,440,686

			10,220,984

		Commercial Services: 2.6%
449,140	@,L	Bridgepoint Education, Inc.	6,746,083
68,600	@,L	China Distance Education Holdings Ltd. ADR	438,354
55,489		Corporate Executive Board Co.	1,266,259
14,261		CRISIL Ltd.	1,363,964
46,188		Equifax, Inc.	1,426,747
946		ICRA Ltd.	16,763
5,342		Info Edge India Ltd.	102,215
244,400		JobStreet Corp. Bhd	100,356
1,012		MegaStudy Co. Ltd.	208,033
1,036,514		Michael Page International PLC	6,310,686
7,238		R Stahl AG	167,884
138,447	@	Randstad Holdings NV	6,888,749
31,200		RR Donnelley & Sons Co.	694,824
142,362	@	SAIC, Inc.	2,696,336
19,800	@	Verisk Analytics, Inc.	599,544

			29,026,797

		Computers: 3.7%
285,219	@	Affiliated Computer Services, Inc.	17,024,722
335,255		Asustek Computer, Inc.	645,726
388,207	@,L	Gemalto NV	16,888,657
68,600	@	Ingenico	1,662,478
176,032		Ingenico S.A.	4,266,024
1,500		Lenovo Group Ltd. ADR	18,525
53,800	@	VanceInfo Technologies, Inc. ADR	1,033,498

			41,539,630

		Cosmetics/Personal Care: 0.0%
19,400		Kalina ADR	305,884

			305,884

		Distribution/Wholesale: 0.4%
3,268,700		Digital China Holdings Ltd.	4,351,520

			4,351,520

		Diversified Financial Services: 1.1%
92,300		Ameriprise Financial, Inc.	3,583,086
23		Housing Development Finance Corp.	1,316
429,368		Janus Capital Group, Inc.	5,775,000
2,500	@	Kenedix, Inc.	808,948
456,500	L	Marusan Securities Co. Ltd.	2,493,229

			12,661,579

		Electric: 0.1%
135,250	@	Calpine Corp.	1,487,750

			1,487,750

		Electrical Components & Equipment: 0.2%
333,080		Fortune Electric Co. Ltd.	338,558
49,143	@	PowerSecure International, Inc.	354,321
19,600	@	Vestas Wind Systems A/S	1,193,303

			1,886,182

		Electronics: 1.2%
11,924		Gentex Corp.	212,843
79,200		Lumax International Corp. Ltd.	153,326
300,666		MIC Electronics Ltd.	290,544
262,476	@	Thermo Fisher Scientific, Inc.	12,517,480
100	@	Trimble Navigation Ltd.	2,520

			13,176,713

		Engineering & Construction: 1.0%
58,565		Fluor Corp.	2,637,768
206,112	@	Jacobs Engineering Group, Inc.	7,751,872
297,799		Praj Industries Ltd.	672,425

			11,062,065

		Entertainment: 0.0%
39,019		Cinemax India Ltd.	51,904

			51,904

		Food: 3.2%
5,842		Britannia Industries Ltd.	210,522
56,500		Campbell Soup Co.	1,909,700
157,963		ConAgra Foods, Inc.	3,641,047
7,800		Daikokutenbussan Co. Ltd.	214,799
14,976,780	@	Heng Tai Consumables Group Ltd.	1,507,296

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FMRsm Diversified Mid Cap Portfolio
as of December 31, 2009 (continued)

Shares			Value

		Food (continued)
564,700		Kroger Co.	$11,593,291
415,000		Toyo Suisan Kaisha Ltd.	9,570,166
10,476,000		Want Want China Holdings Ltd.	7,315,747

			35,962,568

		Gas: 0.1%
20,100		Sempra Energy	1,125,198

			1,125,198

		Hand/Machine Tools: 0.1%
7,100	@	K-Tron International, Inc.	772,054

			772,054

		Healthcare — Products: 4.5%
308,200	@	Aspen Pharmacare Holdings Ltd.	3,068,600
2,100	@	CareFusion Corp.	52,521
126,986	@	Edwards Lifesciences Corp.	11,028,734
105,861	@,L	Electro-Optical Sciences, Inc.	1,096,720
112,044		Hengan International Group Co. Ltd.	829,601
429,780	@	Kinetic Concepts, Inc.	16,181,217
68,436	@	Masimo Corp.	2,081,823
20,400		Meridian Bioscience, Inc.	439,620
89,600		Nobel Biocare Holding AG	3,002,954
245,069	@,L	Qiagen NV	5,469,940
736,000		Shandong Weigao Group Medical Polymer Co. Ltd.	2,452,882
154,252		Steris Corp.	4,314,428
54,549	@	ThermoGenesis Corp.	31,147
12,309	@	Vascular Solutions, Inc.	103,273

			50,153,460

		Healthcare — Services: 2.1%
242,566	@	Centene Corp.	5,135,122
60,597	@	IPC The Hospitalist Co., Inc.	2,014,850
105,296	@	Laboratory Corp. of America Holdings	7,880,353
114,000	@	Medial Saude S.A.	1,139,345
244	L	Message Co. Ltd.	497,844
51,796		Quest Diagnostics	3,127,442
275,370	@	Res-Care, Inc.	3,084,144
44,179	@	US Physical Therapy, Inc.	747,950

			23,627,050

		Holding Companies — Diversified: 0.3%
780,551	@	MAX India Ltd.	3,707,803
681		REI Agro Ltd.	708

			3,708,511

		Household Products/Wares: 0.8%
197,892		Tupperware Corp.	9,215,830

			9,215,830

		Insurance: 6.1%
33,721		Admiral Group PLC	644,769
4,200		Aflac, Inc.	194,250
200		Axis Capital Holdings Ltd.	5,682
223,818		Chubb Corp.	11,007,369
23,887		CNinsure, Inc. ADR	479,651
59,067		Lincoln National Corp.	1,469,587
1,770,019		Old Republic International Corp.	17,770,991
122,432		Presidential Life Corp.	1,120,253
301,436	@	Progressive Corp.	5,422,834
355,316		Protective Life Corp.	5,880,480
518,541		Reinsurance Group of America, Inc.	24,708,479

			68,704,345

		Internet: 10.9%
77,211	@	Constant Contact, Inc.	1,235,376
1,580,629	@	eBay, Inc.	37,208,009
32		F@N Communications, Inc.	41,764
200	@	Internet Brands, Inc.	1,566
17,410		LG Dacom Corp.	266,127
116	@	LoopNet, Inc.	1,153
2,326	@	Move, Inc.	3,861
768,693	@,L	NetFlix, Inc.	42,385,732
9,075	@	NHN Corp.	1,499,897
206	@	Rediff.Com India Ltd. ADR	517
581,204	@,L	Shanda Interactive Entertainment Ltd. ADR	30,577,142
167,746	@	Valueclick, Inc.	1,697,590
109,000	@	VeriSign, Inc.	2,642,160
121,666	@,L	WebMD Health Corp.	4,682,924
30,806	@	YedangOnline Corp.	193,930

			122,437,748

		Leisure Time: 0.0%
19,336	@	Interval Leisure Group, Inc.	241,120

			241,120

		Lodging: 0.6%
292,800		Minor International PCL	99,275
128,000		Shangri-La Asia Ltd.	239,819
162,681		Starwood Hotels & Resorts Worldwide, Inc.	5,949,244
45,009		TAJ GVK Hotels & Resorts Ltd.	141,111

			6,429,449

		Machinery — Diversified: 1.7%
557,818	@	AGCO Corp.	18,039,834
1,951	@	Bell Equipment Ltd.	2,525
22,400	@,L	Hollysys Automation Technologies Ltd.	269,024
186,000		Nippon Thompson Co. Ltd.	924,987
50,600	@,I,X	Uzel Makina Sanayii AS	13,219

			19,249,589

		Media: 2.9%
478,865	@	DEN Networks Ltd.	2,022,583
13,691	@	Entertainment Network India Ltd.	58,367
924,583		Walt Disney Co.	29,817,802

			31,898,752

		Metal Fabricate/Hardware: 0.0%
1,694,000		EVA Precision Industrial Holdings Ltd.	292,770

			292,770

		Mining: 4.6%
42,800		Agnico-Eagle Mines Ltd.	2,311,200
67,400		Barrick Gold Corp.	2,671,898
73,300	@,L	Centerra Gold, Inc.	756,935
26,000	@,L	Eldorado Gold Corp.	368,420
1,069,400	@	Eldorado Gold Corp. (Canadian Denominated Security)	15,255,962
6,100		Franco-Nevada Corp.	163,895
546,900		Iamgold Corp.	8,633,474
139,700		Kinross Gold Corp.	2,571,483
532,289		Lihir Gold Ltd.	1,552,326
201,000	@	Minefinders Corp.	2,092,929
387,724		Newcrest Mining Ltd.	12,281,029
87,434		Yamana Gold, Inc.	994,999
156,200		Yamana Gold, Inc. (Canadian Denominated Security)	1,792,226

			51,446,776

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FMRsm Diversified Mid Cap Portfolio
as of December 31, 2009 (continued)

Shares			Value

		Miscellaneous Manufacturing: 0.8%
204,488		Cooper Industries PLC	$8,719,368

			8,719,368

		Oil & Gas: 3.6%
307,584		Ensco International PLC ADR	12,284,905
68,400		Helmerich & Payne, Inc.	2,727,792
759,725	@	Nabors Industries Ltd.	16,630,380
21,800		Noble Corp.	887,260
1,026,111	@	Parker Drilling Co.	5,079,249
160,333		Patterson-UTI Energy, Inc.	2,461,112
20,300	@	Plains Exploration & Production Co.	561,498

			40,632,196

		Oil & Gas Services: 1.9%
235,046		BJ Services Co.	4,371,856
356,651	@	Dresser-Rand Group, Inc.	11,273,738
164,570	@	Helix Energy Solutions Group, Inc.	1,933,698
765,165	@	Newpark Resources	3,236,648

			20,815,940

		Packaging & Containers: 0.2%
41,474		Ball Corp.	2,144,206

			2,144,206

		Pharmaceuticals: 1.4%
22,479	@,L	Ardea Biosciences, Inc.	314,706
31,808		Cadila Healthcare Ltd.	441,815
10,445		Cipla Ltd.	74,918
552,546	@	Endo Pharmaceuticals Holdings, Inc.	11,332,718
381,666		Piramal Healthcare Ltd.	3,037,489

			15,201,646

		Real Estate: 1.1%
184,000		Allgreen Properties Ltd.	159,656
100		Cyrela Commercial Properties SA Empreendimentos e Participacoes	704
82,670	L	Goldcrest Co. Ltd.	2,314,944
240,900		Iguatemi Empresa de Shopping Centers S.A.	4,704,538
440,814	@	Indiabulls Real Estate Ltd.	2,140,544
2,349,600		New World China Land Ltd.	887,997
894	@	Songbird Estates PLC	2,295
180,000		SPG Land Holdings Ltd.	107,585
52,778	L	WP Carey & Co., LLC	1,459,312

			11,777,575

		Retail: 9.1%
896,573		Advance Auto Parts, Inc.	36,293,275
167,113	@	BJ’s Wholesale Club, Inc.	5,466,266
43,000		Golden Eagle Retail Group Ltd.	87,221
420,742	@	HOT Topic, Inc.	2,675,919
91	L	Inditex S.A.	5,683
100		Jollibee Foods Corp.	118
91,850		Kappa Create Co. Ltd.	1,996,274
1,004,000		Little Sheep Group Ltd.	555,885
33,700		McDonald’s Corp.	2,104,228
13,863	@,L	Papa John’s International, Inc.	323,840
1,254,000		Prime Success International Group	1,007,067
255		REI Six Ten Retail Ltd.	601
262,864		Ross Stores, Inc.	11,226,921
1,461,501	@	Sally Beauty Holdings, Inc.	11,180,483
72,200		Sazaby League Ltd.	852,900
106,484	@	Sonic Corp.	1,072,294
89,372	@	Starbucks Corp.	2,060,918
86,300	L	Sugi Pharmacy Co. Ltd.	1,896,050
161,409		TJX Cos., Inc.	5,899,499
13,500		Tsutsumi Jewelry Co. Ltd.	272,131
315,504		Wal-Mart Stores, Inc.	16,863,689

			101,841,262

		Semiconductors: 2.9%
40,000		Aixtron AG	1,344,288
88	@	Cree, Inc.	4,961
389,400		Kontron AG	4,456,183
2,044,802	@	PMC — Sierra, Inc.	17,707,985
215,114		Richtek Technology Corp.	2,191,687
839,700		Siliconware Precision Industries Co. ADR	5,886,297
28,421	@	Veeco Instruments, Inc.	939,030

			32,530,431

		Software: 9.8%
844,960	@	Allscripts Healthcare Solutions, Inc.	17,093,541
127,545	@	Athenahealth, Inc.	5,770,136
471,237	@,L	Cerner Corp.	38,848,778
27,700		Datacash Group PLC	93,063
11,097	@	DemandTec, Inc.	97,321
325,165	@	Eclipsys Corp.	6,022,056
110,327	@	Epicor Software Corp.	840,692
7,032,000		Kingdee International Software Group Co. Ltd.	1,565,947
702,100	@	Longtop Financial Technologies Ltd. ADR	25,991,742
5,598		Quality Systems, Inc.	351,498
90,809		Solera Holdings, Inc.	3,270,032
724,586	@,L	UbiSoft Entertainment	10,259,503

			110,204,309

		Telecommunications: 3.1%
500	@	Africa Cellular Towers Ltd.	43
73,762	@	Comtech Telecommunications	2,585,358
456,719	@	Juniper Networks, Inc.	12,180,696
348,620	@	Mastec, Inc.	4,357,750
474,455		Verizon Communications, Inc.	15,718,694
37,020		ZTE Corp.	227,606

			35,070,147

		Textiles: 0.2%
100,372		Cintas Corp.	2,614,691

			2,614,691

		Toys/Games/Hobbies: 2.8%
963,739		Hasbro, Inc.	30,897,472

			30,897,472

		Transportation: 0.2%
44,600		CSX Corp.	2,162,654

			2,162,654

		Total Common Stock (Cost $835,172,767)	1,017,577,552

SHORT-TERM INVESTMENTS: 15.7%

		Affiliated Mutual Fund: 8.8%
98,690,915		ING Institutional Prime Money Market Fund — Class I	98,690,915

		Total Mutual Fund (Cost $98,690,915)	98,690,915

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FMRsm Diversified Mid Cap Portfolio
as of December 31, 2009 (continued)

Principal
Amount			Value

		Securities Lending CollateralCC: 6.9%
$75,969,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$75,969,000
1,748,799	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	1,399,039

		Total Securities Lending Collateral (Cost $77,717,799)	77,368,039

		Total Short-Term Investments (Cost $176,408,714)	176,058,954

	Total Investments in Securities
	(Cost $1,011,581,481)*	106.6%	$1,193,636,506
	Other Assets and Liabilities - Net	(6.6)	(73,702,310)

	Net Assets	100.0%	$1,119,934,196

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $1,029,996,360.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$213,851,515
Gross Unrealized Depreciation	(50,211,369)

Net Unrealized Appreciation	$163,640,146

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	12/31/2009

Asset Table
Investments, at value
Common Stock
Advertising	$14,716	$—	$—	$14,716
Apparel	1,893,588	1,940,339	—	3,833,927
Auto Parts & Equipment	9,727,057	3,901,961	—	13,629,018
Banks	—	8,099,636	—	8,099,636
Beverages	9,091,160	—	—	9,091,160
Biotechnology	11,486,319	3,728,942	—	15,215,261
Building Materials	—	2,045,709	—	2,045,709
Chemicals	10,218,091	2,893	—	10,220,984
Commercial Services	14,036,031	14,990,766	—	29,026,797
Computers	18,076,745	23,462,885	—	41,539,630
Cosmetics/Personal Care	305,884	—	—	305,884
Distribution/Wholesale	—	4,351,520	—	4,351,520
Diversified Financial Services	9,358,086	3,303,493	—	12,661,579
Electric	1,487,750	—	—	1,487,750
Electrical Components & Equipment	354,321	1,531,861	—	1,886,182
Electronics	12,732,843	443,870	—	13,176,713
Engineering & Construction	10,389,640	672,425	—	11,062,065
Entertainment	—	51,904	—	51,904
Food	17,144,038	18,818,530	—	35,962,568
Gas	1,125,198	—	—	1,125,198
Hand/Machine Tools	772,054	—	—	772,054
Healthcare — Products	40,799,423	9,354,037	—	50,153,460
Healthcare — Services	23,129,206	497,844	—	23,627,050
Holding Companies — Diversified	—	3,708,511	—	3,708,511
Household Products/Wares	9,215,830	—	—	9,215,830
Insurance	68,059,576	644,769	—	68,704,345
Internet	120,436,030	2,001,718	—	122,437,748
Leisure Time	241,120	—	—	241,120
Lodging	5,949,244	480,205	—	6,429,449
Machinery — Diversified	18,308,858	927,512	13,219	19,249,589
Media	31,840,385	58,367	—	31,898,752
Metal Fabricate/Hardware	292,770	—	—	292,770
Mining	37,613,421	13,833,355	—	51,446,776
Miscellaneous Manufacturing	8,719,368	—	—	8,719,368
Oil & Gas	40,632,196	—	—	40,632,196
Oil & Gas Services	20,815,940	—	—	20,815,940
Packaging & Containers	2,144,206	—	—	2,144,206
Pharmaceuticals	11,647,424	3,554,222	—	15,201,646
Real Estate	6,164,554	5,613,021	—	11,777,575
Retail	95,167,332	6,673,930	—	101,841,262
Semiconductors	24,538,273	7,992,158	—	32,530,431
Software	98,285,796	11,918,513	—	110,204,309
Telecommunications	34,842,541	227,606	—	35,070,147
Textiles	2,614,691	—	—	2,614,691
Toys/Games/Hobbies	30,897,472	—	—	30,897,472
Transportation	2,162,654	—	—	2,162,654

Total Common Stock	862,731,831	154,832,502	13,219	1,017,577,552

Short-Term Investments	174,659,915	—	1,399,039	176,058,954

Total Investments, at value	$1,037,391,746	$154,832,502	$1,412,258	$1,193,636,506

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FMRsm Diversified Mid Cap Portfolio
as of December 31, 2009 (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning					Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Realized	Appreciation/	Into	Out of	Balance at
	12/31/2008	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	12/31/2009

Asset Table
Investments, at value
Common Stock	$21,561	$3,858	$—	$—	$—	$—	$—	$(2,262)	$—	$(9,938)	$13,219
Short-Term Investments	—	—	—	—	—	—	—	—	1,399,039	—	1,399,039

Total Investments, at value	$21,561	$3,858	$—	$—	$—	$—	$—	$(2,262)	$1,399,039	$(9,938)	$1,412,258

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $(2,262).

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Resources Portfolio
as of December 31, 2009

Shares			Value

COMMON STOCK: 99.8%

		Australia: 3.6%
2,452,951	@	Australian Worldwide Exploration Ltd.	$6,140,719
166,316		BHP Billiton Ltd. ADR	12,736,479
1,765,647	@	Fortescue Metals Group Ltd.	6,983,944
2,689,864		Incitec Pivot Ltd.	8,508,355

			34,369,497

		Canada: 23.2%
744,505		Barrick Gold Corp.	29,318,607
489,228		Canadian Natural Resources Ltd.	35,199,955
706,279		Cenovus Energy, Inc.	17,798,231
671,300	@	Centerra Gold, Inc.	6,932,199
706,279		EnCana Corp.	22,876,377
401,194		GoldCorp, Inc.	15,782,972
705,992		Kinross Gold Corp.	12,990,253
974,529		Nexen, Inc.	23,320,479
621,339		Suncor Energy, Inc.	21,939,480
1,416,744		Talisman Energy, Inc.	26,408,108
307,396	@	Teck Cominco Ltd. — Class B	10,749,638

			223,316,299

		China: 1.0%
11,128,784		China Petroleum & Chemical Corp.	9,804,940

			9,804,940

		France: 1.5%
227,308		Total SA ADR	14,556,804

			14,556,804

		Japan: 1.0%
1,250		Inpex Holdings, Inc.	9,451,385

			9,451,385

		Netherlands: 2.0%
322,142		Royal Dutch Shell PLC ADR — Class A	19,363,956

			19,363,956

		Russia: 2.3%
189,750	@,L	Lukoil-Spon ADR	10,872,675
442,542		OAO Gazprom ADR	11,175,129

			22,047,804

		South Africa: 0.7%
80,712		Anglogold Ashanti Ltd. ADR	3,243,008
302,002		Gold Fields Ltd. ADR	3,959,246

			7,202,254

		United Kingdom: 4.2%
764,168	@	Anglo American PLC ADR	16,567,162
369,515	@	Dana Petroleum PLC	6,991,672
78,497		Rio Tinto PLC ADR	16,907,469

			40,466,303

		United States: 60.3%
730,129		Alcoa, Inc.	11,769,679
368,749	@	Alpha Natural Resources, Inc.	15,996,332
400,467		Apache Corp.	41,316,180
601,747		Arch Coal, Inc.	13,388,871
284,163		Atlas Energy, Inc.	8,573,198
710,038	@	Cal Dive International, Inc.	5,367,887
423,784	@	Cameron International Corp.	17,714,171
534,679		Chevron Corp.	41,164,936
304,909		Cimarex Energy Co.	16,151,030
210,600		Cliffs Natural Resources, Inc.	9,706,554
1,156,639		ConocoPhillips	59,069,555
96,680		Devon Energy Corp.	7,105,980
765,065	@,L	DryShips, Inc.	4,452,678
316,254		Ensco International PLC ADR	12,631,185
948,900		ExxonMobil Corp.	64,705,491
253,046		Freeport-McMoRan Copper & Gold, Inc.	20,317,063
586,640		Frontier Oil Corp.	7,063,146
575,028		Halliburton Co.	17,302,593
728,939		International Paper Co.	19,520,986
658,412		National Oilwell Varco, Inc.	29,029,385
292,144		Occidental Petroleum Corp.	23,765,914
805,483		Patterson-UTI Energy, Inc.	12,364,164
368,286		Peabody Energy Corp.	16,650,210
691,522		Schlumberger Ltd.	45,011,167
575,853		Smith International, Inc.	15,645,926
149,034	@	Transocean Ltd.	12,340,015
186,836		United States Steel Corp.	10,298,400
502,345		XTO Energy, Inc.	23,374,113

			581,796,809

		Total Common Stock (Cost $867,223,965)	962,376,051

SHORT-TERM INVESTMENTS: 2.3%

		Affiliated Mutual Fund: 0.9%
9,132,000		ING Institutional Prime Money Market Fund — Class I	9,132,000

		Total Mutual Fund (Cost $9,132,000)	9,132,000

Principal
Amount			Value

		Securities Lending CollateralCC: 1.4%
$12,890,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$12,890,000
784,324	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	627,459

		Total Securities Lending Collateral (Cost $13,674,324)	13,517,459

		Total Short-Term Investments (Cost $22,806,324)	22,649,459

	Total Investments in Securities
	(Cost $890,030,289)*	102.1%	$985,025,510
	Other Assets and Liabilities - Net	(2.1)	(20,475,430)

	Net Assets	100.0%	$964,550,080

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.

*	Cost for federal income tax purposes is $934,821,930.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$100,853,873
Gross Unrealized Depreciation	(50,650,293)

Net Unrealized Appreciation	$50,203,580

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Resources Portfolio
as of December 31, 2009 (continued)

Percentage of
Industry	Net Assets

Chemicals	0.9%
Coal	4.8
Forest Products & Paper	2.0
Iron/Steel	2.8
Mining	16.7
Oil & Gas	58.6
Oil & Gas Services	13.5
Trucking & Leasing	0.5
Short-Term Investments	2.3
Other Assets and Liabilities — Net	(2.1)

Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	12/31/2009

Asset Table
Investments, at value
Common Stock
Australia	$12,736,479	$21,633,018	$—	$34,369,497
Canada	223,316,299	—	—	223,316,299
China	—	9,804,940	—	9,804,940
France	14,556,804	—	—	14,556,804
Japan	—	9,451,385	—	9,451,385
Netherlands	19,363,956	—	—	19,363,956
Russia	10,872,675	11,175,129	—	22,047,804
South Africa	7,202,254	—	—	7,202,254
United Kingdom	16,907,469	23,558,834	—	40,466,303
United States	581,796,809	—	—	581,796,809

Total Common Stock	886,752,745	75,623,306	—	962,376,051

Short-Term Investments	22,022,000	—	627,459	22,649,459

Total Investments, at value	$908,774,745	$75,623,306	$627,459	$985,025,510

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning					Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Realized	Appreciation/	Into	Out of	Balance at
	12/31/2008	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	12/31/2009

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$627,459	$—	$627,459

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$627,459	$—	$627,459

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Janus Contrarian Portfolio
as of December 31, 2009

Shares			Value

COMMON STOCK: 91.7%

		Advertising: 0.0%
224	@	Interpublic Group of Cos., Inc.	$1,653

			1,653

		Agriculture: 7.6%
772,869		British American Tobacco PLC	25,089,857
5,309		Japan Tobacco, Inc.	17,925,806

			43,015,663

		Airlines: 3.0%
533,645	@,L	Continental Airlines, Inc.	9,562,918
564,335	@,L	UAL Corp.	7,285,565

			16,848,483

		Auto Manufacturers: 0.5%
74,415		Paccar, Inc.	2,699,032

			2,699,032

		Banks: 8.4%
818,785		Bank of America Corp.	12,330,902
34,290		Goldman Sachs Group, Inc.	5,789,524
938,184		ICICI Bank Ltd.	17,581,361
317,240		ICICI Bank Ltd. ADR	11,963,120

			47,664,907

		Beverages: 1.9%
205,376		Anheuser-Busch InBev NV	10,631,721
860,672	@	Anheuser-Busch InBev NV	6,169

			10,637,890

		Building Materials: 0.6%
290,625	@	Cemex SA de CV ADR	3,435,188

			3,435,188

		Computers: 0.5%
21,865		International Business Machines Corp.	2,862,129

			2,862,129

		Diversified Financial Services: 0.5%
261,695	@	SLM Corp.	2,949,303

			2,949,303

		Electric: 4.2%
197,500		Light S.A.	2,947,186
2,120,680		NTPC Ltd.	10,711,978
2,549,644		Power Grid Corp. of India Ltd.	5,991,321
1,610,910		Tenaga Nasional BHD	3,940,915

			23,591,400

		Electrical Components & Equipment: 3.0%
216,880	@,L	A123 Systems, Inc.	4,866,787
229,415		Bharat Heavy Electricals	11,810,319

			16,677,106

		Engineering & Construction: 2.2%
337,970		Larsen & Toubro Ltd.	12,168,318

			12,168,318

		Entertainment: 1.3%
198,960	@,L	Vail Resorts, Inc.	7,520,688

			7,520,688

		Food: 1.0%
812,241		Tesco PLC	5,603,466

			5,603,466

		Healthcare — Products: 0.9%
64,620		Becton Dickinson & Co.	5,095,933

			5,095,933

		Household Products/Wares: 1.1%
111,287	S	Reckitt Benckiser PLC	6,023,965

			6,023,965

		Insurance: 5.5%
62,205		ACE Ltd.	3,135,132
869,120		Assured Guaranty Ltd.	18,912,051
1,220,605	L	Radian Group, Inc.	8,922,623

			30,969,806

		Iron/Steel: 3.3%
369,470		Jindal Steel & Power Ltd.	5,558,403
594,076		Jsw Steel Ltd.	12,882,539

			18,440,942

		Lodging: 0.3%
98,982		Ameristar Casinos, Inc.	1,507,496

			1,507,496

		Media: 8.9%
1,179,455		CBS Corp. — Class B	16,571,343
677,489	@	DIRECTV	22,594,258
212,971	@	Liberty Global, Inc.	4,666,195
285,401	@	Liberty Global, Inc. — Series C	6,236,012

			50,067,808

		Metal Fabricate/Hardware: 1.2%
1,210,544		Bharat Forge Ltd.	7,061,229

			7,061,229

		Mining: 1.0%
67,100		Freeport-McMoRan Copper & Gold, Inc.	5,387,459

			5,387,459

		Miscellaneous Manufacturing: 1.1%
172,565		Tyco International Ltd.	6,157,119

			6,157,119

		Oil & Gas: 6.5%
1,090,420	@,L	Denbury Resources, Inc.	16,138,216
179,345	@	Southwestern Energy Co.	8,644,429
244,415	@	Ultra Petroleum Corp.	12,186,532

			36,969,177

		Packaging & Containers: 1.3%
219,185	@	Owens-Illinois, Inc.	7,204,611

			7,204,611

		Pharmaceuticals: 2.8%
74,160		Novo-Nordisk A/S ADR	4,735,116
156,060		Perrigo Co.	6,217,430
89,530		Teva Pharmaceutical Industries Ltd. ADR	5,029,795

			15,982,341

		Pipelines: 4.6%
473,755	@	Kinder Morgan Management, LLC	25,885,973

			25,885,973

		Real Estate: 12.6%
3,384,282	S	CapitaLand Ltd.	10,039,681
1,474,635	@	CB Richard Ellis Group, Inc.	20,010,797

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Janus Contrarian Portfolio
as of December 31, 2009 (continued)

Shares			Value

		Real Estate (continued)
3,565,000		Hang Lung Properties Ltd.	$13,976,052
927,665	@,L	St. Joe Co.	26,800,241

			70,826,771

		Retail: 1.3%
50,164		Pantaloon Retail India Ltd.	309,867
894,456		Pantaloon Retail India Ltd.	7,275,649

			7,585,516

		Telecommunications: 3.0%
90,690		Corning, Inc.	1,751,224
1,988,525		Motorola, Inc.	15,430,954

			17,182,178

		Transportation: 0.3%
74,935	L	Teekay Shipping Corp.	1,739,241

			1,739,241

		Water: 1.3%
332,030		American Water Works Co., Inc.	7,440,792

			7,440,792

		Total Common Stock (Cost $441,908,809)	517,203,583

REAL ESTATE INVESTMENT TRUSTS: 6.5%

		Diversified: 1.1%
87,518		Vornado Realty Trust	6,121,009

			6,121,009

		Forest Products & Paper: 2.2%
338,963		Plum Creek Timber Co., Inc.	12,799,243

			12,799,243

		Mortgage: 0.1%
206,510	@	Gramercy Capital Corp.	534,861

			534,861

		Warehouse/Industrial: 3.1%
1,282,462		Prologis	17,556,905

			17,556,905

		Total Real Estate Investment Trusts (Cost $27,307,505)	37,012,018

Principal
Amount			Value

CORPORATE BONDS/NOTES: 1.6%

		Lodging: 0.8%
$1,702,000	#	MGM Mirage, Inc., 10.375%, due 05/15/14	$1,855,180
2,269,000	#	MGM Mirage, Inc., 11.125%, due 11/15/17	2,524,263

			4,379,443

		Real Estate: 0.8%
4,897,000		Prologis, 2.250%, due 04/01/37	4,566,453

			4,566,453

		Total Corporate Bonds/Notes (Cost $6,367,764)	8,945,896

		Total Long-Term Investments (Cost $475,584,078)	563,161,497

SHORT-TERM INVESTMENTS: 8.0%

		Securities Lending CollateralCC: 8.0%
43,874,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	43,874,000
1,618,796	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	1,295,037

		Total Short-Term Investments (Cost $45,492,796)	45,169,037

	Total Investments in Securities
	(Cost $521,076,874)*	107.8%	$608,330,534
	Other Assets and Liabilities - Net	(7.8)	(44,107,992)

	Net Assets	100.0%	$564,222,542

@	Non-income producing security
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.

*	Cost for federal income tax purposes is $568,639,450.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$56,269,862
Gross Unrealized Depreciation	(16,578,778)

Net Unrealized Appreciation	$39,691,084

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Janus Contrarian Portfolio
as of December 31, 2009 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	12/31/2009

Asset Table
Investments, at value
Common Stock
Advertising	$1,653	$—	$—	$1,653
Agriculture	—	43,015,663	—	43,015,663
Airlines	16,848,483	—	—	16,848,483
Auto Manufacturers	2,699,032	—	—	2,699,032
Banks	30,083,546	17,581,361	—	47,664,907
Beverages	6,169	10,631,721	—	10,637,890
Building Materials	3,435,188	—	—	3,435,188
Computers	2,862,129	—	—	2,862,129
Diversified Financial Services	2,949,303	—	—	2,949,303
Electric	2,947,186	20,644,214	—	23,591,400
Electrical Components & Equipment	4,866,787	11,810,319	—	16,677,106
Engineering & Construction	—	12,168,318	—	12,168,318
Entertainment	7,520,688	—	—	7,520,688
Food	—	5,603,466	—	5,603,466
Healthcare — Products	5,095,933	—	—	5,095,933
Household Products/Wares	—	6,023,965	—	6,023,965
Insurance	30,969,806	—	—	30,969,806
Iron/Steel	—	18,440,942	—	18,440,942
Lodging	1,507,496	—	—	1,507,496
Media	50,067,808	—	—	50,067,808
Metal Fabricate/Hardware	—	7,061,229	—	7,061,229
Mining	5,387,459	—	—	5,387,459
Miscellaneous Manufacturing	6,157,119	—	—	6,157,119
Oil & Gas	36,969,177	—	—	36,969,177
Packaging & Containers	7,204,611	—	—	7,204,611
Pharmaceuticals	15,982,341	—	—	15,982,341
Pipelines	25,885,973	—	—	25,885,973
Real Estate	46,811,038	24,015,733	—	70,826,771
Retail	309,867	7,275,649	—	7,585,516
Telecommunications	17,182,178	—	—	17,182,178
Transportation	1,739,241	—	—	1,739,241
Water	7,440,792	—	—	7,440,792

Total Common Stock	332,931,003	184,272,580	—	517,203,583

Real Estate Investment Trusts	37,012,018	—	—	37,012,018
Corporate Bonds/Notes	—	8,945,896	—	8,945,896
Short-Term Investments	43,874,000	—	1,295,037	45,169,037

Total Investments, at value	$413,817,021	$193,218,476	$1,295,037	$608,330,534

Other Financial Instruments+:
Forward foreign currency contracts	—	677,418	—	677,418

Total Assets	$413,817,021	$193,895,894	$1,295,037	$609,007,952

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning					Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Realized	Appreciation/	Into	Out of	Balance at
	12/31/2008	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	12/31/2009

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$1,295,037	$—	$1,295,037

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$1,295,037	$—	$1,295,037

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Janus Contrarian Portfolio
as of December 31, 2009 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for
as hedging instruments	Location on Statement
under FASB ASC 815	of Assets and Liabilities	Fair Value

Asset Derivatives

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$677,418

Total Asset Derivatives		$677,418

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Derivatives not accounted for	Amount of Realized Gain or (Loss)
as hedging instruments	on Derivatives Recognized in Income
under FASB ASC 815	Forward Foreign Currency Contracts

Foreign exchange contracts	$(2,251,390)

Total	$(2,251,390)

Change in Unrealized
Derivatives not accounted for	Appreciation or (Depreciation)
as hedging instruments	on Derivatives Recognized in Income
under FASB ASC 815	Forward Foreign Currency Contracts

Foreign exchange contracts	$649,403

Total	$649,403

At December 31, 2009 the following forward foreign currency contracts were outstanding for the ING Janus Contrarian Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

British Pound GBP 1,500,000	SELL	1/14/10	2,485,500	2,422,593	$62,907
British Pound GBP 3,500,000	SELL	1/14/10	5,739,475	5,652,717	86,758
British Pound GBP 700,000	SELL	1/14/10	1,136,590	1,130,543	6,047
British Pound GBP 5,420,000	SELL	1/21/10	9,102,944	8,753,272	349,672
British Pound GBP 3,200,000	SELL	2/4/10	5,257,184	5,167,555	89,629
British Pound GBP 6,100,000	SELL	2/4/10	9,933,057	9,850,652	82,405

					$677,418

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMorgan Emerging Markets Equity Portfolio
as of December 31, 2009

Shares			Value

COMMON STOCK: 96.7%

		Brazil: 18.2%
1,155,033		All America Latina Logistica S.A.	$10,813,922
1,250,700		BM&F Bovespa S.A.	8,800,158
150,847		Cia de Bebidas das Americas ADR	15,249,123
1,419,900		Companhia Brasileira de Meios de Pagamento	12,510,779
2,200,000		OGX Petroleo e Gas Participacoes S.A.	21,608,271
1,304,287		Petroleo Brasileiro SA ADR	55,288,726
2,501,549		Vale S.A. ADR	62,088,446

			186,359,425

		Chile: 1.1%
172,701		Banco Santander Chile S.A. ADR	11,187,571

			11,187,571

		China: 10.7%
2,194,000	L	Anhui Conch Cement Co. Ltd.	14,019,576
12,454,900		China Merchants Bank Co. Ltd.	32,406,419
4,398,000	L	China National Building Material Co. Ltd.	9,036,071
66,300	@,L	New Oriental Education & Technology Group ADR	5,012,943
2,380,000		Ping An Insurance Group Co. of China Ltd.	20,694,494
534,500		Tencent Holdings Ltd.	11,560,016
2,406,000		Tsingtao Brewery Co. Ltd.	13,308,695
2,389,000		Wumart Stores, Inc.	3,765,591

			109,803,805

		Egypt: 1.6%
227,538		Orascom Construction Industries	10,311,278
1,398,207		Orascom Telecom Holding SAE	6,393,677

			16,704,955

		Hong Kong: 7.4%
1,763,500		China Mobile Ltd.	16,408,501
3,506,000		China Resources Enterprise	12,736,883
1,945,705		Esprit Holdings Ltd.	12,909,108
22,021,380	@,L	GOME Electrical Appliances Holdings Ltd.	7,929,336
5,028,000		Li & Fung Ltd.	20,787,950
1,637,000		Yue Yuen Industrial Holdings	4,739,516

			75,511,294

		India: 11.9%
503,406		ACC Ltd.	9,417,495
2,691,022		Bharti Airtel Ltd.	19,014,134
1,488,884		Gujarat Ambuja Cements Ltd.	3,325,042
305,382	L	HDFC Bank Ltd. ADR	39,724,091
455,084		Infosys Technologies Ltd. ADR	25,152,493
330,000		Jindal Steel & Power Ltd.	4,964,606
570,335		Reliance Capital Ltd.	10,455,862
1		Tata Motors Ltd. ADR	17
381,300		United Spirits Ltd.	10,266,571

			122,320,311

		Indonesia: 1.1%
11,534,500		Bank Rakyat Indonesia	9,270,662
2,157,000		Unilever Indonesia Tbk PT	2,501,874

			11,772,536

		Israel: 0.8%
151,037		Teva Pharmaceutical Industries Ltd. ADR	8,485,259

			8,485,259

		Italy: 0.9%
219,420	L	Tenaris SA ADR	9,358,263

			9,358,263

		Malaysia: 0.7%
558,100		British American Tobacco Malaysia Bhd	6,966,296

			6,966,296

		Mexico: 6.3%
331,828		America Movil SA de CV — Series L ADR	15,589,279
493,577	@	Cemex SA de CV ADR	5,834,080
1		Grupo Aeroportuario del Sureste SA de CV ADR	52
6,673,464		Grupo Financiero Banorte SA de CV	24,067,729
4,254,620	L	Wal-Mart de Mexico SA de CV	18,960,736

			64,451,876

		Russia: 5.1%
480,500		Magnit OAO GDR	7,615,925
13,889,103		Sberbank of Russian Federation	38,204,645
349,221		Vimpel-Communications OAO ADR	6,492,018

			52,312,588

		South Africa: 9.6%
2,838,779		African Bank Investments Ltd.	11,425,982
2,461,270		FirstRand Ltd.	6,090,330
754,928		Impala Platinum Holdings Ltd.	20,635,387
873,657		Massmart Holdings Ltd.	10,578,132
1,244,899		MTN Group Ltd.	19,814,242
1,263,761		RMB Holdings Ltd.	5,045,555
613,226		Sasol Ltd.	24,574,428

			98,164,056

		South Korea: 10.8%
118,392		Hyundai Mobis	17,349,068
156,597		Hyundai Motor Co.	16,209,610
237,243		KT&G Corp.	13,120,461
2	#	KT&G Corp. GDR	55
32,440		Posco	17,107,931
44,611		Samsung Electronics Co. Ltd.	30,591,100
36,686		Shinsegae Co. Ltd.	16,944,843

			111,323,068

		Taiwan: 6.0%
1		Chinatrust Financial Holding Co. Ltd.	1
5,564,608		HON HAI Precision Industry Co. Ltd.	26,023,758
2,483,223		Taiwan Semiconductor Manufacturing Co. Ltd.	5,004,873
2,631,362		Taiwan Semiconductor Manufacturing Co. Ltd. ADR	30,102,781

			61,131,413

		Turkey: 3.0%
1		Akbank TAS	10
748,846		Anadolu Efes Biracilik Ve Malt Sanayii A/S	8,363,802
1	@	Migros Ticaret A.S	12
5,305,964		Turkiye Garanti Bankasi A/S	22,602,923

			30,966,747

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMorgan Emerging Markets Equity Portfolio
as of December 31, 2009 (continued)

Shares			Value

		United States: 1.5%
290,900	@	Magnit OJSC GDR	$4,149,400
340,561	@	NII Holdings, Inc.	11,436,038

			15,585,438

		Total Common Stock (Cost $805,888,907)	992,404,901

PREFERRED STOCK: 3.0%

		Brazil: 3.0%
1,381,767		Banco Itau Holding Financeira S.A.	30,706,815

		Total Preferred Stock (Cost $17,511,337)	30,706,815

		Total Long-Term Investments (Cost $823,400,244)	1,023,111,716

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 2.6%

		Securities Lending CollateralCC: 2.6%
$24,053,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$24,053,000
3,197,563	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	2,558,050

		Total Short-Term Investments (Cost $27,250,563)	26,611,050

	Total Investments in Securities
	(Cost $850,650,807)*	102.3%	$1,049,722,766
	Other Assets and Liabilities - Net	(2.3)	(23,263,218)

	Net Assets	100.0%	$1,026,459,548

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.

*	Cost for federal income tax purposes is $872,085,290.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$209,619,801
Gross Unrealized Depreciation	(31,982,325)

Net Unrealized Appreciation	$177,637,476

Percentage of
Industry	Net Assets

Agriculture	2.0%
Apparel	0.5
Auto Manufacturers	1.6
Auto Parts & Equipment	1.7
Banks	18.5
Beverages	4.6
Building Materials	4.1
Commercial Services	1.7
Computers	2.5
Distribution/Wholesale	2.0
Diversified Financial Services	4.8
Electronics	2.5
Engineering & Construction	1.0
Food	0.0
Holding Companies — Diversified	1.2
Household Products/Wares	0.2
Insurance	3.0
Internet	1.1
Iron/Steel	2.1
Metal Fabricate/Hardware	0.9
Mining	8.1
Oil & Gas	9.9
Pharmaceuticals	0.8
Retail	8.1
Semiconductors	6.4
Telecommunications	9.3
Transportation	1.1
Short-Term Investments	2.6
Other Assets and Liabilities — Net	(2.3)

Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	12/31/2009

Asset Table
Investments, at value
Common Stock
Brazil	$186,359,425	$—	$—	$186,359,425
Chile	11,187,571	—	—	11,187,571
China	5,012,943	104,790,862	—	109,803,805
Egypt	—	16,704,955	—	16,704,955
Hong Kong	—	75,511,294	—	75,511,294
India	64,876,601	57,443,710	—	122,320,311
Indonesia	—	11,772,536	—	11,772,536
Israel	8,485,259	—	—	8,485,259
Italy	9,358,263	—	—	9,358,263
Malaysia	—	6,966,296	—	6,966,296
Mexico	64,451,876	—	—	64,451,876
Russia	14,107,943	38,204,645	—	52,312,588
South Africa	—	98,164,056	—	98,164,056
South Korea	13,120,516	98,202,552	—	111,323,068
Taiwan	30,102,781	31,028,632	—	61,131,413
Turkey	—	30,966,747	—	30,966,747
United States	15,585,438	—	—	15,585,438

Total Common Stock	422,648,616	569,756,285	—	992,404,901

Preferred Stock	30,706,815	—	—	30,706,815
Short-Term Investments	24,053,000	—	2,558,050	26,611,050

Total Investments, at value	$477,408,431	$569,756,285	$2,558,050	$1,049,722,766

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING JPMorgan Emerging Markets Equity Portfolio
as of December 31, 2009 (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning					Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Realized	Appreciation/	Into	Out of	Balance at
	12/31/2008	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	12/31/2009

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$2,558,050	$—	$2,558,050

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$2,558,050	$—	$2,558,050

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Liquid Assets Portfolio(1)
as of December 31, 2009

Principal
Amount		Value

CERTIFICATES OF DEPOSIT: 6.4%
$21,000,000	BNP Paribas, 0.160%, due 01/29/10	$21,000,000
2,250,000	BNP Paribas, 0.220%, due 02/08/10	2,251,849
32,000,000	BNP Paribas, 0.270%, due 06/02/10	32,000,000
15,000,000	Natixis, 0.220%, due 01/14/10	15,000,000
22,000,000	Rabobank USA Financial Corp., 0.270%, due 06/02/10	22,000,000
3,200,000	Societe Generale, 0.310%, due 05/05/10	3,208,785
8,500,000	Svenska Handelsbanken AB, 0.240%, due 02/26/10	8,500,066
9,750,000	Toronoto Dominion Bank, 0.230%, due 05/19/10	9,753,729
7,000,000	Toronoto Dominion Bank, 0.300%, due 05/17/10	7,000,791

	Total Certificates of Deposit (Cost $120,715,220)	120,715,220

COMMERCIAL PAPER: 62.8%
8,000,000	ANZ National Bank Ltd., 0.390%, due 03/04/10	7,994,489
17,500,000	ANZ National Bank Ltd., 0.390%, due 03/22/10	17,484,833
10,000,000	ANZ National Bank Ltd., 0.700%, due 09/17/10	9,949,639
13,000,000	ASB Finance Ltd., 0.340%, due 05/06/10	12,984,653
3,000,000	ASB Finance Ltd., 0.430%, due 01/22/10	2,999,213
15,000,000	ASB Finance Ltd., 0.490%, due 02/26/10	14,988,333
22,750,000	Barton Capital, LLC, 0.180%, due 02/12/10	22,745,223
16,000,000	Barton Capital, LLC, 0.210%, due 01/13/10	15,998,773
9,739,000	Barton Capital, LLC, 0.240%, due 01/06/10	9,738,617
5,500,000	Barton Capital, LLC, 0.240%, due 02/05/10	5,498,663
16,000,000	Barton Capital, LLC, 0.260%, due 01/14/10	15,998,382
3,600,000	BNP Paribas, 0.180%, due 02/18/10	3,599,136
3,700,000	BNP Paribas, 0.220%, due 04/13/10	3,697,694
1,100,000	Cafco, LLC, 0.160%, due 01/07/10	1,099,965
1,500,000	Cafco, LLC, 0.200%, due 02/04/10	1,499,703
11,500,000	Cafco, LLC, 0.210%, due 03/19/10	11,494,835
35,000,000	Cafco, LLC, 0.290%, due 02/18/10	34,986,000
17,000,000	Cafco, LLC, 0.320%, due 06/14/10	16,975,218
3,000,000	CBA Del Finance, Inc., 0.300%, due 06/10/10	2,996,000
14,000,000	Ciesco, LLC, 0.250%, due 03/11/10	13,993,292
20,000,000	Ciesco, LLC, 0.250%, due 03/16/10	19,989,578
34,500,000	Ciesco, LLC, 0.330%, due 01/13/10	34,495,860
2,750,000	Concord Minutemen Capital Co., LLC, 0.440%, due 03/01/10	2,747,972
18,500,000	Concord Minutemen Capital Co., LLC, 0.800%, due 06/23/10	18,428,878
7,750,000	Concord Minutemen Capital Co., LLC, 0.900%, due 05/03/10	7,726,363
39,000,000	Concord Minutemen Capital Co., LLC, 0.980%, due 02/18/10	38,947,995
9,000,000	Crown Point Capital Co., 0.440%, due 03/01/10	8,993,363
18,500,000	Crown Point Capital Co., 0.800%, due 06/24/10	18,428,467
7,750,000	Crown Point Capital Co., 0.900%, due 05/03/10	7,726,363
10,000,000	Crown Point Capital Co., 0.950%, due 03/19/10	9,979,467
23,500,000	Crown Point Capital Co., 0.980%, due 02/17/10	23,469,319
2,000,000	Danske Corp., 0.190%, due 03/01/10	1,999,361
27,500,000	Danske Corp., 0.200%, due 03/23/10	27,487,625
15,250,000	Dexia Del, LLC, 0.280%, due 01/29/10	15,246,501
15,250,000	Dexia Del, LLC, 0.290%, due 01/21/10	15,247,458
14,500,000	Edison Asset Securities, LLC, 0.210%, due 02/23/10	14,495,517
16,000,000	Edison Asset Securities, LLC, 0.260%, due 03/01/10	15,993,182
12,750,000	Edison Asset Securities, LLC, 0.290%, due 06/01/10	12,734,491
20,000,000	Edison Asset Securities, LLC, 0.320%, due 04/21/10	19,980,444
16,000,000	Edison Asset Securities, LLC, 0.350%, due 03/09/10	15,989,280
11,250,000	Jupiter, 0.150%, due 01/11/10	11,249,500
7,000,000	Jupiter, 0.150%, due 01/21/10	6,999,378
39,500,000	Jupiter, 0.160%, due 01/12/10	39,497,935
3,000,000	Jupiter, 0.160%, due 01/14/10	2,999,816
4,500,000	Jupiter, 0.170%, due 02/09/10	4,499,171
15,000,000	Natexis Banques Populaires US Finance Co, LLC, 0.900%, due 05/21/10	14,947,500
9,000,000	Old Line Funding, LLC, 0.170%, due 02/03/10	8,998,515
1,958,000	Old Line Funding, LLC, 0.180%, due 01/13/10	1,957,876
5,250,000	Old Line Funding, LLC, 0.190%, due 03/22/10	5,247,783
11,500,000	Old Line Funding, LLC, 0.310%, due 01/20/10	11,497,997
29,000,000	Old Line Funding, LLC, 0.340%, due 02/25/10	28,984,493
13,500,000	Old Line Funding, LLC, 0.490%, due 02/18/10	13,491,000
9,100,000	Park Avenue Receivables Corp., 0.140%, due 01/08/10	9,099,717
15,750,000	Park Avenue Receivables Corp., 0.150%, due 01/12/10	15,749,230
5,750,000	Park Avenue Receivables Corp., 0.150%, due 01/21/10	5,749,489
2,500,000	Park Avenue Receivables Corp., 0.160%, due 01/15/10	2,499,835
36,200,000	Park Avenue Receivables Corp., 0.160%, due 02/01/10	36,194,701
27,000,000	Royal Bank of Canada, 0.080%, due 01/22/10	26,998,740
13,000,000	Societe Generale, 0.230%, due 03/23/10	12,993,126
13,500,000	Societe Generale, 0.570%, due 05/21/10	13,470,075
22,234,000	Thunder Bay Funding, LLC, 0.180%, due 02/08/10	22,229,717
9,247,000	Thunder Bay Funding, LLC, 0.200%, due 03/15/10	9,243,250

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Liquid Assets Portfolio(1)
as of December 31, 2009 (continued)

Principal
Amount			Value

$8,000,000		Thunder Bay Funding, LLC, 0.310%, due 02/02/10	$7,997,724
19,000,000		Thunder Bay Funding, LLC, 0.340%, due 02/12/10	18,992,242
5,750,000		Thunder Bay Funding, LLC, 0.620%, due 01/20/10	5,748,027
24,500,000		Toyota Motor Credit Corp., 0.080%, due 01/08/10	24,499,571
14,750,000		Tulip Funding Corp., 0.160%, due 01/07/10	14,749,533
4,750,000		Tulip Funding Corp., 0.170%, due 01/13/10	4,749,715
18,000,000		Tulip Funding Corp., 0.180%, due 01/15/10	17,998,670
2,500,000		Tulip Funding Corp., 0.180%, due 01/19/10	2,499,769
24,500,000		Tulip Funding Corp., 0.200%, due 02/04/10	24,495,141
6,750,000		Variable Funding Capital Corp., 0.150%, due 01/29/10	6,749,160
15,000,000		Variable Funding Capital Corp., 0.160%, due 01/21/10	14,998,583
20,250,000		Variable Funding Capital Corp., 0.170%, due 02/09/10	20,246,271
26,750,000		Variable Funding Capital Corp., 0.170%, due 02/11/10	26,744,821
3,250,000		Westpac Banking Corp., 0.240%, due 02/16/10	3,248,962
1,350,000		Windmill Funding Corp., 0.180%, due 01/20/10	1,349,865
34,500,000		Windmill Funding Corp., 0.190%, due 02/08/10	34,493,081
29,500,000		Windmill Funding Corp., 0.210%, due 02/25/10	29,490,562
7,000,000		Windmill Funding Corp., 0.220%, due 01/05/10	6,999,782
500,000		Yorkstown Capital, LLC, 0.140%, due 01/06/10	499,988
23,500,000		Yorkstown Capital, LLC, 0.180%, due 02/17/10	23,494,478
5,250,000		Yorkstown Capital, LLC, 0.190%, due 02/08/10	5,248,892
5,500,000		Yorkstown Capital, LLC, 0.200%, due 04/12/10	5,496,914
31,000,000		Yorkstown Capital, LLC, 0.250%, due 02/11/10	30,990,821

		Total Commercial Paper (Cost $1,193,211,561)	1,193,211,561

CORPORATE BONDS/NOTES: 7.5%
1,250,000	#	American Honda Finance Corp., 0.680%, due 02/05/10	1,250,450
4,500,000		Commonwealth Bank of Australia, 0.300%, due 01/05/10	4,500,002
26,000,000	#,C	Commonwealth Bank of Australia, 0.640%, due 01/05/11	26,000,000
8,950,000		Credit Suisse First Boston USA, Inc., 0.470%, due 08/15/10	8,954,894
8,000,000		Credit Suisse First Boston USA, Inc., 0.520%, due 01/15/10	8,000,867
2,750,000		Credit Suisse First Boston USA, Inc., 1.130%, due 08/15/10	2,813,956
3,610,000		Danske Corp., 0.770%, due 02/18/10	3,612,507
26,000,000		General Electric Capital Corp., 0.650%, due 06/09/10	26,076,911
7,000,000	#	Rabobank, 0.270%, due 12/16/10	7,000,000
2,250,000	#	Rabobank, 0.670%, due 05/19/10	2,253,816
4,250,000		Royal Bank of Canada, 0.280%, due 06/08/10	4,251,640
21,000,000	#	Svenska Handelsbanken AB, 0.310%, due 01/07/11	21,000,000
26,500,000	C	Westpac Banking Corp., 0.280%, due 01/28/11	26,500,000

		Total Corporate Bonds/Notes (Cost $142,215,043)	142,215,043

U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.3%
7,000,000		Federal Home Loan Banks, 0.470%, due 12/30/10	6,998,956
3,500,000		Federal Home Loan Mortgage Corporation, 0.180%, due 07/14/10	3,501,606
12,500,000		Federal Home Loan Mortgage Corporation, 0.360%, due 12/15/10	12,641,936
9,000,000		Federal Home Loan Mortgage Corporation, 0.560%, due 07/12/10	9,170,630
7,500,000		Federal Home Loan Mortgage Corporation, 0.580%, due 07/16/10	7,608,389
10,750,000		Federal Home Loan Mortgage Corporation, 0.690%, due 01/05/10	10,748,973
4,000,000		Federal National Mortgage Association, 0.170%, due 07/13/10	4,001,941
4,800,000		Federal National Mortgage Association, 0.360%, due 12/15/10	5,000,958
1,250,000		Federal National Mortgage Association, 0.410%, due 09/16/10	1,259,639
2,000,000		Federal National Mortgage Association, 0.440%, due 06/15/10	2,060,816
2,000,000		Federal National Mortgage Association, 0.480%, due 08/15/10	2,046,940
7,955,000		Federal National Mortgage Association, 0.500%, due 05/20/10	8,012,533
45,791,000		Federal National Mortgage Association, 0.580%, due 07/12/10	46,378,789

		Total U.S. Government Agency Obligations (Cost $119,432,106)	119,432,106

U.S. TREASURY OBLIGATIONS: 3.7%
28,000,000		United States Treasury Note, 0.400%, due 12/31/10	28,132,210
39,750,000		United States Treasury Note, 0.500%, due 01/15/11	41,293,725

		Total U.S. Treasury Notes (Cost $69,425,935)	69,425,935

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Liquid Assets Portfolio(1)
as of December 31, 2009 (continued)

Principal
Amount			Value

REPURCHASE AGREEMENTS: 13.3%
$252,708,000	Goldman Sachs Repurchase Agreement dated 12/31/09, 0.010%, due 01/04/10, $252,708,281 to be received upon repurchase (Collateralized by $257,969,000 Federal Farm Credit Banks, Discount Notes, Market Value $257,762,635, due 12/08/11-12/09/11)		$252,708,000

		Total Repurchase Agreement (Cost $252,708,000)	252,708,000

	Total Investments in Securities
	(Cost $1,897,707,865)*	100.0%	$1,897,707,865
	Other Assets and Liabilities - Net	0.0	658,766

	Net Assets	100.0%	$1,898,366,631

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements ^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	12/31/2009

Asset Table
Investments, at value
Certificate of Deposit	$—	$120,715,220	$—	$120,715,220
Commercial Paper	—	1,193,211,561	—	1,193,211,561
Corporate Bonds	—	142,215,043	—	142,215,043
U.S. Treasury Obligations	—	69,425,935	—	69,425,935
U.S. Government Agency Obligations	—	119,432,106	—	119,432,106
Repurchase Agreements	—	252,708,000	—	252,708,000

Total Investments, at value	$—	$1,897,707,865	$—	$1,897,707,865

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Marsico Growth Portfolio
as of December 31, 2009

Shares			Value

COMMON STOCK: 95.5%

		Aerospace/Defense: 3.2%
353,797		General Dynamics Corp.	$24,118,341

			24,118,341

		Apparel: 2.8%
323,437		Nike, Inc.	21,369,483

			21,369,483

		Banks: 12.9%
137,817		Goldman Sachs Group, Inc.	23,269,022
275,500	L	HSBC Holdings PLC ADR	15,728,295
496,261		JPMorgan Chase & Co.	20,679,196
571,961		US Bancorp.	12,874,842
886,571		Wells Fargo & Co.	23,928,551

			96,479,906

		Biotechnology: 2.3%
405,127	@	Gilead Sciences, Inc.	17,533,897

			17,533,897

		Chemicals: 9.1%
1,034,479		Dow Chemical Co.	28,582,655
95,190		Potash Corp. of Saskatchewan	10,328,115
205,993		PPG Industries, Inc.	12,058,830
211,425		Praxair, Inc.	16,979,542

			67,949,142

		Commercial Services: 4.3%
71,484		Mastercard, Inc.	18,298,474
156,821		Visa, Inc.	13,715,565

			32,014,039

		Computers: 8.5%
173,351	@	Apple, Inc.	36,552,792
208,973		International Business Machines Corp.	27,354,566

			63,907,358

		Diversified Financial Services: 1.7%
320,047		American Express Co.	12,968,304

			12,968,304

		Healthcare — Products: 2.2%
254,312		Johnson & Johnson	16,380,236

			16,380,236

		Internet: 11.9%
123,359	@	Amazon.com, Inc.	16,594,253
49,057	@	Baidu.com ADR	20,173,710
64,148	@	Google, Inc. — Class A	39,770,477
25,857	@	Priceline.com, Inc.	5,649,755
414,187	@	Yahoo!, Inc.	6,950,058

			89,138,253

		Lodging: 0.9%
111,941	L	Wynn Resorts Ltd.	6,518,324

			6,518,324

		Media: 0.8%
180,808	@	DIRECTV	6,029,947

			6,029,947

		Mining: 2.7%
320,929		BHP Billiton PLC ADR	20,491,317

			20,491,317

		Oil & Gas: 9.6%
145,169		EOG Resources, Inc.	14,124,944
489,427		Petroleo Brasileiro SA ADR	23,335,879
418,544	@	Transocean Ltd.	34,655,443

			72,116,266

		Pharmaceuticals: 5.9%
500,091		Abbott Laboratories	26,999,913
467,712		Merck & Co., Inc.	17,090,196

			44,090,109

		Retail: 4.4%
443,113		McDonald’s Corp.	27,667,976
140,860		Nordstrom, Inc.	5,293,519

			32,961,495

		Software: 1.2%
247,002	@	Adobe Systems, Inc.	9,084,734

			9,084,734

		Telecommunications: 4.8%
289,080	@	American Tower Corp.	12,491,147
508,845		Qualcomm, Inc.	23,539,170

			36,030,317

		Transportation: 6.3%
332,689		Norfolk Southern Corp.	17,439,557
470,470		Union Pacific Corp.	30,063,032

			47,502,589

		Total Common Stock (Cost $584,263,439)	716,684,057

PREFERRED STOCK: 0.5%

		Banks: 0.5%
131,480	P,L	Wells Fargo & Co.	3,379,036

		Total Preferred Stock (Cost $2,516,649)	3,379,036

		Total Long-Term Investments (Cost $586,780,088)	720,063,093

SHORT-TERM INVESTMENTS: 6.3%

		Affiliated Mutual Fund: 4.5%
33,651,017		ING Institutional Prime Money Market Fund — Class I	33,651,017

		Total Mutual Fund (Cost $33,651,017)	33,651,017

Principal
Amount			Value

		Securities Lending CollateralCC: 1.8%
$11,721,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$11,721,000
2,402,610	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	1,922,088

		Total Securities Lending Collateral (Cost $14,123,610)	13,643,088

		Total Short-Term Investments (Cost $47,774,627)	47,294,105

	Total Investments in Securities
	(Cost $634,554,715)*	102.3%	$767,357,198
	Other Assets and Liabilities - Net	(2.3)	(16,917,460)

	Net Assets	100.0%	$750,439,738

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Marsico Growth Portfolio
as of December 31, 2009 (continued)

@	Non-income producing security
ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.

*	Cost for federal income tax purposes is $654,648,808.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$118,325,262
Gross Unrealized Depreciation	(5,616,872)

Net Unrealized Appreciation	$112,708,390

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	12/31/2009

Asset Table
Investments, at value
Common Stock*	$716,684,057	$—	$—	$716,684,057
Preferred Stock	—	3,379,036	—	3,379,036
Short-Term Investments	45,372,017	—	1,922,088	47,294,105

Total Investments, at value	$762,056,074	$3,379,036	$1,922,088	$767,357,198

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning					Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Realized	Appreciation/	Into	Out of	Balance at
	12/31/2008	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	12/31/2009

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$1,922,088	$—	$1,922,088

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$1,922,088	$—	$1,922,088

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Marsico International Opportunities Portfolio
as of December 31, 2009

Shares			Value

COMMON STOCK: 98.0%

		Australia: 1.6%
219,197		CSL Ltd.	$6,374,117

			6,374,117

		Belgium: 2.9%
215,126		Anheuser-Busch InBev NV	11,136,451

			11,136,451

		Brazil: 10.6%
182,394		Banco Itau Holding Financeira S.A. ADR	4,165,879
422,100		Cyrela Brazil Realty S.A.	5,939,948
366,986		Gafisa S.A.	5,952,719
445,200		JBS S.A.	2,383,265
750,000		OGX Petroleo e Gas Participacoes S.A.	7,366,456
387,600		PDG Realty SA Empreendimentos e Participacoes	3,862,642
119,062		Petroleo Brasileiro SA ADR	5,676,876
203,100		Vale S.A. ADR	5,895,993

			41,243,778

		Canada: 0.5%
35,870		Canadian National Railway Co.	1,949,893

			1,949,893

		China: 3.3%
9,066	@	Baidu.com ADR	3,728,211
51,800	@	Ctrip.com International Ltd. ADR	3,722,348
74,258	@	Longtop Financial Technologies Ltd. ADR	2,749,031
119,400		Tencent Holdings Ltd.	2,582,350

			12,781,940

		Denmark: 4.0%
128,971		Novo-Nordisk A/S	8,233,729
21,905		Novozymes A/S	2,278,946
84,221	@	Vestas Wind Systems A/S	5,127,610

			15,640,285

		France: 5.7%
41,941		Accor S.A.	2,295,098
98,446		Alstom	6,884,899
47,845		BNP Paribas	3,794,968
49,482		Publicis Groupe	2,011,943
62,374		Schneider Electric S.A.	7,252,384

			22,239,292

		Germany: 11.5%
216,168		BASF AG	13,378,775
273,652		DaimlerChrysler AG	14,575,691
1,179,170	@	Infineon Technologies AG	6,560,167
94,073		Metro AG	5,745,296
115,593		ThyssenKrupp AG	4,345,399

			44,605,328

		Hong Kong: 4.7%
78,000		Chaoda Modern Agriculture	83,030
613,000		Cheung Kong Holdings Ltd.	7,877,160
600,000		China Resources Enterprise	2,179,729
2,524,400		CNOOC Ltd.	3,932,869
13,413		Esprit Holdings Ltd.	88,991
559,000		Hang Lung Properties Ltd.	2,191,476
888,000		Noble Group Ltd.	2,036,851

			18,390,106

		India: 3.6%
209,950		ICICI Bank Ltd. ADR	7,917,215
129,300	@,L	Reliance Industries — Spons GDR	6,000,666

			13,917,881

		Ireland: 1.1%
86,300		Covidien PLC	4,132,907

			4,132,907

		Israel: 1.3%
87,396		Teva Pharmaceutical Industries Ltd. ADR	4,909,907

			4,909,907

		Italy: 1.5%
406,956	@	Fiat S.p.A	5,955,371

			5,955,371

		Japan: 8.4%
97,386		Daikin Industries Ltd.	3,846,478
777,000		Daiwa Securities Group, Inc.	3,910,361
123,900	L	FamilyMart Co. Ltd.	3,657,724
113,500		Honda Motor Co. Ltd.	3,850,907
1,557,000		Marubeni Corp.	8,600,835
2,336,400		Mizuho Financial Group, Inc.	4,201,553
9,600		Nintendo Co. Ltd.	2,292,835
119,200		Sumco Corp.	2,106,312

			32,467,005

		Mexico: 1.5%
504,127	@	Cemex SA de CV ADR	5,958,781

			5,958,781

		Netherlands: 2.8%
89,283		Akzo Nobel NV	5,920,787
139,682		ASML Holding NV	4,768,992

			10,689,779

		Singapore: 2.0%
2,660,500		CapitaLand Ltd.	7,892,537

			7,892,537

		Spain: 5.5%
215,008		Banco Bilbao Vizcaya Argentaria S.A.	3,918,523
60,148		Inditex S.A.	3,756,389
486,089	L	Telefonica S.A.	13,605,154

			21,280,066

		Switzerland: 12.1%
222,357	@	ABB Ltd.	4,284,670
34,115	@	Actelion Ltd. — Reg	1,822,096
253,034		Credit Suisse Group	12,535,650
82,010		Julius Baer Group Ltd.	2,884,164
66,144	L	Lonza Group AG	4,660,443
145,393		Nestle S.A.	7,056,451
178,756		Novartis AG	9,761,730
14,126		Syngenta AG	3,989,295

			46,994,499

		Taiwan: 1.7%
1,390,237		HON HAI Precision Industry Co. Ltd.	6,501,660

			6,501,660

		United Kingdom: 8.6%
170,410	@	Autonomy Corp. PLC	4,138,299
520,242		Compass Group PLC	3,723,105
1,184,900		HSBC Holdings PLC	13,517,724
75,776		Reckitt Benckiser PLC	4,101,755
157,069		Standard Chartered PLC	3,965,341
557,482		Tesco PLC	3,845,941

			33,292,165

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Marsico International Opportunities Portfolio
as of December 31, 2009 (continued)

Shares			Value

		United States: 3.1%
143,512	@	Transocean Ltd.	$11,882,794

			11,882,794

		Total Common Stock (Cost $328,837,656)	380,236,542

RIGHTS: 0.0%

		Brazil: 0.0%
623	I,X	JBS S.A.	—

		Total Rights (Cost $-)	—

		Total Long-Term Investments (Cost $328,837,656)	380,236,542

SHORT-TERM INVESTMENTS: 4.9%

		Affiliated Mutual Fund: 3.0%
11,475,358		ING Institutional Prime Money Market Fund — Class I	11,475,358

		Total Mutual Fund (Cost $11,475,358)	11,475,358

Principal
Amount			Value

		Securities Lending CollateralCC: 1.9%
$6,835,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$6,835,000
901,350	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	721,080

		Total Securities Lending Collateral (Cost $7,736,350)	7,556,080

		Total Short-Term Investments (Cost $19,211,708)	19,031,438

	Total Investments in Securities
	(Cost $348,049,364)*	102.9%	$399,267,980
	Other Assets and Liabilities - Net	(2.9)	(11,228,212)

	Net Assets	100.0%	$388,039,768

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $370,805,780.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$36,199,609
Gross Unrealized Depreciation	(7,737,409)

Net Unrealized Appreciation	$28,462,200

Percentage of
Industry	Net Assets

Advertising	0.5%
Agriculture	0.0
Auto Manufacturers	6.3
Banks	14.7
Beverages	2.9
Biotechnology	2.2
Building Materials	2.5
Chemicals	7.2
Distribution/Wholesale	2.2
Diversified Financial Services	1.0
Electrical Components & Equipment	3.2
Electronics	1.7
Engineering & Construction	1.1
Food	4.9
Food Service	1.0
Healthcare — Products	1.1
Holding Companies — Diversified	1.1
Home Builders	1.5
Household Products/Wares	1.0
Internet	2.6
Iron/Steel	1.1
Lodging	0.6
Machinery — Diversified	1.8
Mining	1.5
Oil & Gas	9.0
Pharmaceuticals	6.4
Real Estate	7.1
Retail	1.9
Semiconductors	3.5
Software	1.8
Telecommunications	3.5
Toys/Games/Hobbies	0.6
Transportation	0.5
Short-Term Investments	4.9
Other Assets and Liabilities — Net	(2.9)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Marsico International Opportunities Portfolio
as of December 31, 2009 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	12/31/2009

Asset Table
Investments, at value
Common Stock
Australia	$—	$6,374,117	$—	$6,374,117
Belgium	—	11,136,451	—	11,136,451
Brazil	37,077,899	4,165,879	—	41,243,778
Canada	1,949,893	—	—	1,949,893
China	10,199,590	2,582,350	—	12,781,940
Denmark	—	15,640,285	—	15,640,285
France	—	22,239,292	—	22,239,292
Germany	—	44,605,328	—	44,605,328
Hong Kong	—	18,390,106	—	18,390,106
India	7,917,215	6,000,666	—	13,917,881
Ireland	4,132,907	—	—	4,132,907
Israel	4,909,907	—	—	4,909,907
Italy	—	5,955,371	—	5,955,371
Japan	—	32,467,005	—	32,467,005
Mexico	5,958,781	—	—	5,958,781
Netherlands	—	10,689,779	—	10,689,779
Singapore	—	7,892,537	—	7,892,537
Spain	—	21,280,066	—	21,280,066
Switzerland	2,884,164	44,110,335	—	46,994,499
Taiwan	—	6,501,660	—	6,501,660
United Kingdom	—	33,292,165	—	33,292,165
United States	11,882,794	—	—	11,882,794

Total Common Stock	86,913,150	293,323,392	—	380,236,542

Short-Term Investments	18,310,358	—	721,080	19,031,438

Total Investments, at value	$105,223,508	$293,323,392	$721,080	$399,267,980

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning					Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Realized	Appreciation/	Into	Out of	Balance at
	12/31/2008	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	12/31/2009

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$721,080	$—	$721,080

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$721,080	$—	$721,080

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2009

Shares			Value

COMMON STOCK: 58.2%

		Advertising: 0.6%
155,260		Omnicom Group	$6,078,429

			6,078,429

		Aerospace/Defense: 4.2%
17,690		Goodrich Corp.	1,136,583
265,770		Lockheed Martin Corp.	20,025,770
193,720		Northrop Grumman Corp.	10,819,262
187,630		United Technologies Corp.	13,023,398

			45,005,013

		Agriculture: 1.7%
33,677	S	Altria Group, Inc.	661,081
26,550		Lorillard, Inc.	2,130,107
318,010		Philip Morris International, Inc.	15,324,902

			18,116,090

		Apparel: 0.8%
133,470		Nike, Inc.	8,818,363

			8,818,363

		Auto Parts & Equipment: 0.2%
77,380		Johnson Controls, Inc.	2,107,831

			2,107,831

		Banks: 7.4%
216,210		Bank of America Corp.	3,256,123
535,686		Bank of New York Mellon Corp.	14,983,137
85,680		Goldman Sachs Group, Inc.	14,466,211
513,470	S	JPMorgan Chase & Co.	21,396,295
22,880		Northern Trust Corp.	1,198,912
86,090		PNC Financial Services Group, Inc.	4,544,691
375,440		Regions Financial Corp.	1,986,078
187,390		State Street Corp.	8,158,961
356,790		Wells Fargo & Co.	9,629,762

			79,620,170

		Beverages: 1.6%
393,267		Diageo PLC	6,860,973
39,010		Heineken NV	1,851,940
136,210		PepsiCo, Inc.	8,281,568

			16,994,481

		Biotechnology: 0.2%
33,160	@	Genzyme Corp.	1,625,172

			1,625,172

		Chemicals: 1.6%
71,550		Air Products & Chemicals, Inc.	5,799,844
19,680		Monsanto Co.	1,608,840
123,500		PPG Industries, Inc.	7,229,690
48,090		Sherwin-Williams Co.	2,964,749

			17,603,123

		Commercial Services: 0.6%
28,720	@	Apollo Group, Inc. — Class A	1,739,858
20,440		Visa, Inc.	1,787,682
145,950		Western Union Co.	2,751,158

			6,278,698

		Computers: 2.0%
162,370		Accenture PLC	6,738,356
95,250	@	Dell, Inc.	1,367,790
125,559		Hewlett-Packard Co.	6,467,544
53,430		International Business Machines Corp.	6,993,987

			21,567,677

		Cosmetics/Personal Care: 0.9%
157,034		Procter & Gamble Co.	9,520,971

			9,520,971

		Distribution/Wholesale: 0.2%
25,920		WW Grainger, Inc.	2,509,834

			2,509,834

		Diversified Financial Services: 0.6%
138,250		Charles Schwab Corp.	2,601,865
18,470		Deutsche Boerse AG	1,529,492
18,225		Franklin Resources, Inc.	1,920,004

			6,051,361

		Electric: 3.3%
43,990		Allegheny Energy, Inc.	1,032,886
63,680		American Electric Power Co., Inc.	2,215,427
57,760		CMS Energy Corp.	904,522
176,840		Dominion Resources, Inc.	6,882,613
24,060		Entergy Corp.	1,969,070
90,682		FPL Group, Inc.	4,789,823
22,410		Northeast Utilities	577,954
77,380	@	NRG Energy, Inc.	1,826,942
90,430		Pacific Gas & Electric Co.	4,037,700
123,860		PPL Corp.	4,001,917
35,460		Progress Energy, Inc.	1,454,215
176,000		Public Service Enterprise Group, Inc.	5,852,000

			35,545,069

		Electronics: 0.7%
37,270	@	Agilent Technologies, Inc.	1,157,980
23,010	@	Thermo Fisher Scientific, Inc.	1,097,347
92,500		Tyco Electronics Ltd.	2,270,875
53,410	@	Waters Corp.	3,309,284

			7,835,486

		Engineering & Construction: 0.2%
38,740		Fluor Corp.	1,744,850

			1,744,850

		Food: 2.8%
65,930		Campbell Soup Co.	2,228,434
61,150		General Mills, Inc.	4,330,032
27,097		Groupe Danone	1,661,095
47,483		JM Smucker Co.	2,932,075
49,393		Kellogg Co.	2,627,708
172,520		Kroger Co.	3,541,836
255,408		Nestle S.A.	12,395,878

			29,717,058

		Gas: 0.2%
40,890		Sempra Energy	2,289,022

			2,289,022

		Hand/Machine Tools: 0.1%
17,830		Black & Decker Corp.	1,155,919

			1,155,919

		Healthcare — Products: 2.6%
63,560		Becton Dickinson & Co.	5,012,342
199,170		Johnson & Johnson	12,828,540
167,400		Medtronic, Inc.	7,362,252
66,880	@	St. Jude Medical, Inc.	2,459,846

			27,662,980

		Healthcare — Services: 0.1%
26,430	@	WellPoint, Inc.	1,540,605

			1,540,605

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2009 (continued)

Shares			Value

		Home Builders: 0.1%
110,890		Pulte Homes, Inc.	$1,108,900

			1,108,900

		Household Products/Wares: 0.3%
33,420		Clorox Co.	2,038,620
16,000		Kimberly-Clark Corp.	1,019,360

			3,057,980

		Insurance: 3.6%
29,030		Aflac, Inc.	1,342,639
272,370	S	Allstate Corp.	8,181,996
64,760		AON Corp.	2,482,898
40,610		Chubb Corp.	1,997,200
379,410		Metlife, Inc.	13,412,144
70,560		Prudential Financial, Inc.	3,511,066
143,920		Travelers Cos., Inc.	7,175,851

			38,103,794

		Internet: 0.2%
2,800	@	Google, Inc. — Class A	1,735,944

			1,735,944

		Iron/Steel: 0.1%
21,140		United States Steel Corp.	1,165,237

			1,165,237

		Lodging: 0.1%
17,420		Starwood Hotels & Resorts Worldwide, Inc.	637,049

			637,049

		Media: 0.9%
113,060		Comcast Corp. — Special Class A	1,810,091
243,810		Walt Disney Co.	7,862,873

			9,672,964

		Miscellaneous Manufacturing: 1.5%
91,690		3M Co.	7,580,012
65,490		Danaher Corp.	4,924,848
58,160		Eaton Corp.	3,700,139

			16,204,999

		Oil & Gas: 7.6%
48,070		Anadarko Petroleum Corp.	3,000,529
125,780	S	Apache Corp.	12,976,723
139,617	S	Chevron Corp.	10,749,113
28,630		ConocoPhillips	1,462,134
50,458		Devon Energy Corp.	3,708,663
49,640		EOG Resources, Inc.	4,829,972
254,794		ExxonMobil Corp.	17,374,403
91,510		Hess Corp.	5,536,355
94,540		Marathon Oil Corp.	2,951,539
32,354		Noble Corp.	1,316,808
45,530		Noble Energy, Inc.	3,242,647
28,170		Occidental Petroleum Corp.	2,291,630
189,260		Total SA ADR	12,120,210

			81,560,726

		Oil & Gas Services: 0.3%
40,040		Halliburton Co.	1,204,804
52,420		National Oilwell Varco, Inc.	2,311,198

			3,516,002

		Pharmaceuticals: 2.9%
173,850	S	Abbott Laboratories	9,386,162
72,850		GlaxoSmithKline PLC	1,544,846
219,780		Merck & Co., Inc.	8,030,761
600,078		Pfizer, Inc.	10,915,419
7,100		Roche Holding AG — Genusschein	1,214,191

			31,091,379

		Pipelines: 0.2%
89,072		Williams Cos., Inc.	1,877,638

			1,877,638

		Retail: 2.5%
80,900		Advance Auto Parts, Inc.	3,274,833
236,828	S	CVS Caremark Corp.	7,628,230
48,760		Home Depot, Inc.	1,410,627
69,599		Macy’s, Inc.	1,166,479
148,400		Staples, Inc.	3,649,156
66,110		Target Corp.	3,197,741
82,330		Walgreen Co.	3,023,158
69,940		Wal-Mart Stores, Inc.	3,738,293

			27,088,517

		Semiconductors: 0.7%
329,980		Intel Corp.	6,731,592
59,400		National Semiconductor Corp.	912,384

			7,643,976

		Software: 0.8%
13,470		Dun & Bradstreet Corp.	1,136,464
314,938		Oracle Corp.	7,728,579

			8,865,043

		Telecommunications: 3.3%
714,236		AT&T, Inc.	20,020,025
58,838		CenturyTel, Inc.	2,130,524
47,060	@	Cisco Systems, Inc.	1,126,616
114,060		Nokia OYJ ADR	1,465,671
85,970		Royal KPN NV	1,461,272
3,709,950		Vodafone Group PLC	8,591,160

			34,795,268

		Toys/Games/Hobbies: 0.2%
71,680		Hasbro, Inc.	2,298,061

			2,298,061

		Transportation: 0.3%
17,700		Canadian National Railway Co.	962,172
33,820		United Parcel Service, Inc. — Class B	1,940,253

			2,902,425

		Total Common Stock (Cost $561,197,059)	622,714,104

PREFERRED STOCK: 0.4%

		Banks: 0.4%
311,530	@	Bank of America Corp.	4,648,028

		Total Preferred Stock (Cost $4,687,296)	4,648,028

Principal
Amount			Value

CORPORATE BONDS/NOTES: 10.5%

		Aerospace/Defense: 0.2%
$1,754,000	#	BAE Systems Holdings, Inc., 5.200%, due 08/15/15	$1,809,139

			1,809,139

		Agriculture: 0.1%
689,000		Philip Morris International, Inc., 4.875%, due 05/16/13	727,911

			727,911

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2009 (continued)

Principal
Amount			Value

		Banks: 2.5%
$750,000	#	Achmea Hypotheekbank NV, 3.200%, due 11/03/14	$749,379
521,000	#	Banco Bradesco SA/Cayman Islands, 6.750%, due 09/29/19	545,748
617,000		Bank of America Corp., 5.490%, due 03/15/19	583,977
420,000		Bank of America Corp., 7.375%, due 05/15/14	477,030
590,000		Bank of America Corp., 7.625%, due 06/01/19	683,717
410,000		Barclays Bank PLC, 5.000%, due 09/22/16	419,537
558,000	#	BNP Paribas, 7.195%, due 12/31/49	518,940
1,125,000	#	BPCE S.A., 12.500%, due 08/29/49	1,019,813
1,268,000		Capital One Financial Corp., 6.150%, due 09/01/16	1,275,447
610,000	#	Commonwealth Bank of Australia, 5.000%, due 10/15/19	606,786
1,230,000		Credit Suisse New York, 5.500%, due 05/01/14	1,336,086
837,000	#	DBS Capital Funding Corp., 7.657%, due 03/31/49	855,833
1,113,000		Goldman Sachs Group, Inc., 5.625%, due 01/15/17	1,138,412
690,000		Goldman Sachs Group, Inc., 6.000%, due 05/01/14	755,422
1,020,000		JPMorgan Chase & Co., 6.300%, due 04/23/19	1,124,077
1,400,000		Kreditanstalt fuer Wiederaufbau, 4.875%, due 06/17/19	1,482,221
927,000		Morgan Stanley, 5.750%, due 10/18/16	963,167
1,320,000		Morgan Stanley, 6.625%, due 04/01/18	1,429,423
290,000		Morgan Stanley, 7.300%, due 05/13/19	326,212
497,000	#	Nordea Bank AB, 5.424%, due 12/29/49	396,078
932,000		PNC Funding Corp., 5.625%, due 02/01/17	924,872
1,960,000	#	Royal Bank of Scotland PLC, 2.625%, due 05/11/12	1,999,593
1,500,000	#	Svenska Handelsbanken AB, 4.875%, due 06/10/14	1,573,335
1,280,000	#	Unicredit Luxembourg Finance S.A., 6.000%, due 10/31/17	1,270,592
1,619,000	#	Unicredito Italiano Capital Trust II, 9.200%, due 10/29/49	1,521,860
687,000		Wachovia Corp., 5.250%, due 08/01/14	711,944
2,157,000	#	Woori Bank, 6.125%, due 05/03/16	2,149,153

			26,838,654

		Beverages: 0.4%
1,090,000	#	Anheuser-Busch InBev Worldwide, Inc., 8.000%, due 11/15/39	1,361,364
1,007,000		Diageo Finance BV, 5.500%, due 04/01/13	1,085,495
360,000		Dr Pepper Snapple Group, Inc., 6.120%, due 05/01/13	394,289
437,000		Dr Pepper Snapple Group, Inc., 6.820%, due 05/01/18	491,025
1,119,000	#	Miller Brewing Co., 5.500%, due 08/15/13	1,192,420

			4,524,593

		Building Materials: 0.0%
104,000		CRH America, Inc., 6.950%, due 03/15/12	112,712

			112,712

		Commercial Services: 0.2%
965,000	#	Erac USA Finance Co., 7.000%, due 10/15/37	947,396
1,504,000		Western Union Co., 5.400%, due 11/17/11	1,606,513

			2,553,909

		Diversified Financial Services: 1.0%
1,788,000		American Express Co., 5.500%, due 09/12/16	1,829,278
370,000		Blackrock, Inc., 5.000%, due 12/10/19	364,295
421,000		General Electric Capital Corp., 5.450%, due 01/15/13	447,871
1,293,000		HSBC Finance Corp., 5.250%, due 01/14/11	1,338,973
620,000		JPMorgan Chase Bank NA, 7.000%, due 11/01/39	627,240
1,159,000		Merrill Lynch & Co., Inc., 6.110%, due 01/29/37	1,071,883
990,000		Merrill Lynch & Co., Inc., 6.150%, due 04/25/13	1,060,248
507,000		MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	462,043
1,782,000		UBS Preferred Funding Trust V, 6.243%, due 05/29/49	1,412,235
1,310,000		UFJ Finance Aruba AEC, 6.750%, due 07/15/13	1,459,652
150,000	#	ZFS Finance USA Trust IV, 5.875%, due 05/09/32	121,825
430,000	#	ZFS Finance USA Trust V, 6.500%, due 05/09/37	371,950

			10,567,493

		Electric: 1.1%
1,954,767	I	Bruce Mansfield Unit, 6.850%, due 06/01/34	1,968,465
902,000	#	EDP Finance BV, 6.000%, due 02/02/18	965,100
940,000	#	Enel Finance International S.A., 5.125%, due 10/07/19	947,608
1,268,000	#	Enel Finance International S.A., 6.250%, due 09/15/17	1,396,282
680,000		Exelon Generation Co. LLC, 5.200%, due 10/01/19	681,593
1,200,000		Exelon Generation Co. LLC, 6.250%, due 10/01/39	1,226,759
352,000		Midamerican Energy Holdings Co., 5.875%, due 10/01/12	383,604
377,000		Midamerican Funding, LLC, 6.927%, due 03/01/29	410,039
1,319,000		Oncor Electric Delivery Co., 7.000%, due 09/01/22	1,469,680
765,000	#	PSEG Power, LLC, 5.320%, due 09/15/16	788,188
991,000		PSEG Power, LLC, 6.950%, due 06/01/12	1,083,227

			11,320,545

		Hand/Machine Tools: 0.1%
1,283,000	I	Kennametal, Inc., 7.200%, due 06/15/12	1,344,905

			1,344,905

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2009 (continued)

Principal
Amount			Value

		Healthcare — Products: 0.2%
$980,000	#	CareFusion Corp., 6.375%, due 08/01/19	$1,051,001
442,000		Hospira, Inc., 5.550%, due 03/30/12	471,361
832,000		Hospira, Inc., 6.050%, due 03/30/17	872,057

			2,394,419

		Healthcare — Services: 0.1%
1,510,000	#	Roche Holdings, Inc., 6.000%, due 03/01/19	1,662,220

			1,662,220

		Household Products/Wares: 0.1%
1,385,000		Fortune Brands, Inc., 5.125%, due 01/15/11	1,428,835

			1,428,835

		Insurance: 0.4%
132,000		Allstate Corp., 5.550%, due 05/09/35	127,540
1,077,000		Allstate Corp., 6.125%, due 12/15/32	1,082,354
1,854,000		Chubb Corp., 6.375%, due 03/29/67	1,742,760
480,000	#	Metropolitan Life Global Funding I, 5.125%, due 04/10/13	508,889
470,000	#	Metropolitan Life Global Funding I, 5.125%, due 06/10/14	497,892

			3,959,435

		Iron/Steel: 0.1%
1,462,000		ArcelorMittal, 6.125%, due 06/01/18	1,511,014

			1,511,014

		Lodging: 0.1%
942,000		Wyndham Worldwide Corp., 6.000%, due 12/01/16	878,770

			878,770

		Machinery — Construction & Mining: 0.1%
873,000	#	Atlas Copco AB, 5.600%, due 05/22/17	881,441

			881,441

		Media: 0.4%
1,028,000		COX Communications, Inc., 4.625%, due 06/01/13	1,069,845
250,000	#	DirecTV Holdings, LLC, 5.875%, due 10/01/19	254,743
1,329,000		Hearst-Argyle Television, Inc., 7.500%, due 11/15/27	1,011,384
819,000		News America Holdings, 8.500%, due 02/23/25	966,899
1,029,000		Time Warner Entertainment Co. LP, 8.375%, due 07/15/33	1,233,581

			4,536,452

		Mining: 0.0%
467,000		Vale Overseas Ltd., 6.875%, due 11/10/39	472,475

			472,475

		Miscellaneous Manufacturing: 0.1%
1,182,000		Tyco Electronics Group S.A., 6.550%, due 10/01/17	1,223,991

			1,223,991

		Multi-National: 0.1%
800,000		Asian Development Bank, 2.750%, due 05/21/14	799,396

			799,396

		Oil & Gas: 0.9%
1,140,000		Anadarko Petroleum Corp., 6.450%, due 09/15/36	1,194,444
1,794,000		Devon OEI Operating, Inc., 7.250%, due 10/01/11	1,958,054
250,000		Hess Corp., 8.125%, due 02/15/19	301,994
659,000		Husky Energy, Inc., 5.900%, due 06/15/14	719,048
676,000		Husky Energy, Inc., 7.250%, due 12/15/19	782,607
1,403,000		Petro-Canada, 6.050%, due 05/15/18	1,510,675
646,000		Petroleos Mexicanos, 8.000%, due 05/03/19	750,975
925,000	#	Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.832%, due 09/30/16	970,016
1,136,000		Valero Energy Corp., 6.875%, due 04/15/12	1,241,036

			9,428,849

		Pharmaceuticals: 0.3%
1,433,000		Allergan, Inc., 5.750%, due 04/01/16	1,547,309
712,000		Cardinal Health, Inc., 5.800%, due 10/15/16	717,156
460,000		Pfizer, Inc., 7.200%, due 03/15/39	564,008

			2,828,473

		Pipelines: 0.5%
1,024,000		CenterPoint Energy Resources Corp., 7.875%, due 04/01/13	1,154,241
768,000		Enterprise Products Operating L.P., 6.500%, due 01/31/19	829,902
1,459,000		Kinder Morgan Energy Partners LP, 6.750%, due 03/15/11	1,543,391
15,000		Kinder Morgan Energy Partners LP, 7.400%, due 03/15/31	16,439
420,000		Kinder Morgan Energy Partners LP, 7.750%, due 03/15/32	474,999
778,000		Spectra Energy Capital, LLC, 8.000%, due 10/01/19	912,102

			4,931,074

		Real Estate: 0.4%
365,000		Boston Properties, Inc., 5.000%, due 06/01/15	364,904
1,637,000		HRPT Properties Trust, 6.250%, due 08/15/16	1,551,247
64,000		Kimco Realty Corp., 6.000%, due 11/30/12	67,548
402,000		Prologis, 5.750%, due 04/01/16	378,057
1,228,000		Simon Property Group LP, 5.875%, due 03/01/17	1,231,499
432,000		Vornado Realty LP, 4.750%, due 12/01/10	441,959
314,000	#	WEA Finance, LLC / WT Finance Aust Pty Ltd., 6.750%, due 09/02/19	337,758

			4,372,972

		Retail: 0.4%
952,000		CVS Caremark Corp., 6.125%, due 08/15/16	1,026,542
418,000	S	Home Depot, Inc., 5.875%, due 12/16/36	404,813

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2009 (continued)

Principal
Amount			Value

		Retail (continued)
$941,000		Limited Brands, 5.250%, due 11/01/14	$912,770
1,779,000		Wal-Mart Stores, Inc., 5.250%, due 09/01/35	1,755,421

			4,099,546

		Telecommunications: 0.7%
624,000		AT&T Mobility, LLC, 6.500%, due 12/15/11	678,805
1,070,000		AT&T, Inc., 6.550%, due 02/15/39	1,131,180
638,000	#	Qtel International Finance Ltd., 7.875%, due 06/10/19	717,611
1,230,000		Rogers Communications, Inc., 6.800%, due 08/15/18	1,379,784
653,000		Telecom Italia Capital S.A., 5.250%, due 11/15/13	687,418
468,000		Telefonica Europe BV, 7.750%, due 09/15/10	489,663
1,854,000		Verizon New York, Inc., 6.875%, due 04/01/12	2,018,235

			7,102,696

		Transportation: 0.0%
99,000		CSX Corp., 6.750%, due 03/15/11	105,176

			105,176

		Total Corporate Bonds/Notes (Cost $109,081,614)	112,417,095

U.S. GOVERNMENT AGENCY OBLIGATIONS: 14.8%

		Federal Home Loan Mortgage Corporation##: 5.1%
10,539,914		4.500%, due 08/01/18-06/01/39	10,743,717
9,370,000	W	5.000%, due 01/15/39	9,608,645
11,363,104		5.000%, due 03/01/18-09/01/39	11,724,620
8,843,316		5.500%, due 01/01/19-02/01/37	9,323,932
9,050,808		6.000%, due 04/01/16-05/01/37	9,664,879
2,912,512		6.500%, due 05/01/34-02/01/38	3,129,113

			54,194,906

		Federal National Mortgage Association##: 8.2%
147,792		4.010%, due 08/01/13	152,740
449,353		4.021%, due 08/01/13	465,168
4,143,604		4.500%, due 04/01/18-09/01/35	4,241,645
761,155		4.600%, due 05/01/14	797,422
368,302		4.630%, due 04/01/14	385,917
89,724		4.767%, due 04/01/13	94,324
727,728		4.791%, due 12/01/12	764,731
396,630		4.840%, due 08/01/14	417,955
29,573		4.845%, due 06/01/13	31,251
19,211		4.872%, due 02/01/14	20,223
400,320		4.880%, due 03/01/20	419,041
669,359		4.921%, due 04/01/15	705,632
248,000		4.940%, due 08/01/15	259,770
18,930,628		5.000%, due 11/01/17-10/01/39	19,559,273
8,458		5.190%, due 11/01/15	9,011
330,000		5.370%, due 05/01/18	348,839
16,161		5.371%, due 02/01/13	17,303
16,437		5.450%, due 04/01/17	17,622
289,374		5.466%, due 11/01/15	311,759
29,551,600		5.500%, due 11/01/17-09/01/35	31,109,147
321,465		5.661%, due 02/01/16	349,662
17,601,284		6.000%, due 02/01/17-07/01/37	18,772,186
6,989		6.253%, due 09/01/11	7,364
218,372		6.330%, due 03/01/11	228,263
5,900,593		6.500%, due 06/01/31-07/01/37	6,357,659
1,046,000	L	6.625%, due 11/15/10	1,101,622
281,719		7.500%, due 02/01/30-02/01/32	317,970

			87,263,499

		Government National Mortgage Association: 1.5%
925,249		4.500%, due 07/20/33-12/20/34	931,839
7,301,502		5.000%, due 07/20/33-09/15/39	7,525,999
3,938,540		5.500%, due 11/15/32-12/15/33	4,156,676
3,038,346		6.000%, due 09/15/32-04/20/35	3,238,081

			15,852,595

		Other U.S. Agency Obligations: 0.0%
425,000		Financing Corp., 9.650%, due 11/02/18	580,553

			580,553

		Total U.S. Government Agency Obligations (Cost $151,862,486)	157,891,553

U.S. TREASURY OBLIGATIONS: 10.9%

		U.S. Treasury Notes: 10.5%
5,301,000		0.875%, due 02/28/11	5,315,498
4,247,000		1.500%, due 12/31/13	4,136,514
12,935,000		1.875%, due 04/30/14	12,673,273
1,682,000		2.000%, due 11/30/13	1,673,592
1,665,000		2.375%, due 08/31/10	1,687,569
663,000		2.625%, due 02/29/16	645,183
13,666,000		2.750%, due 10/31/13	14,000,188
4,105,000		3.125%, due 09/30/13	4,267,599
3,800,000		3.500%, due 05/31/13	4,005,736
3,576,000		3.750%, due 11/15/18	3,576,840
4,501,000		3.875%, due 02/15/13	4,794,974
6,383,000	L	4.125%, due 08/31/12	6,825,827
1,164,000	L	4.500%, due 02/15/36	1,146,904
485,000	L	4.750%, due 08/15/17	526,415
5,949,000		5.000%, due 05/15/37	6,319,884
22,125,000	L	5.125%, due 06/30/11	23,517,326
978,000		5.125%, due 05/15/16	1,091,082
4,178,000		5.250%, due 02/15/29	4,527,912
2,154,000		5.375%, due 02/15/31	2,380,844
1,500,000		6.000%, due 02/15/26	1,755,236
232,000		6.500%, due 02/15/10	233,879
390,000		6.750%, due 08/15/26	492,192
390,000		8.000%, due 11/15/21	531,192
4,440,000	L	8.500%, due 02/15/20	6,154,257
57,000		9.875%, due 11/15/15	78,335

			112,358,251

		Treasury Inflation Indexed Protected Securitiesip: 0.4%
4,064,383		1.625%, due 01/15/15	4,232,038

			4,232,038

		Total U.S. Treasury Obligations (Cost $116,655,116)	116,590,289

ASSET-BACKED SECURITIES: 0.8%

		Home Equity Asset-Backed Securities: 0.2%
1,198,253	#,I	Bayview Financial Revolving Mortgage Loan Trust, 1.031%, due 12/28/40	509,497
1,051,447		GMAC Mortgage Corp. Loan Trust, 5.805%, due 10/25/36	503,804
1,204,000		Residential Funding Mortgage Securities II, Inc., 5.320%, due 12/25/35	389,398

			1,402,699

		Other Asset-Backed Securities: 0.6%
440		Countrywide Asset-Backed Certificates, 4.575%, due 07/25/35	437
67,722		Countrywide Asset-Backed Certificates, 4.823%, due 08/25/35	66,918

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2009 (continued)

Principal
Amount			Value

		Other Asset-Backed Securities (continued)
$919,000		Countrywide Asset-Backed Certificates, 5.689%, due 10/25/46	$544,084
544,829		Small Business Administration, 4.770%, due 04/01/24	567,293
802,177		Small Business Administration, 4.990%, due 09/01/24	837,709
2,925,593		Small Business Administration, 5.110%, due 08/01/25	3,085,221
869,043		Small Business Administration, 5.180%, due 05/01/24	912,016
695,353		Structured Asset Securities Corp., 4.670%, due 03/25/35	610,310

			6,623,988

		Total Asset-Backed Securities (Cost $10,276,780)	8,026,687

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.3%
299,000		Banc of America Commercial Mortgage, Inc., 5.634%, due 07/10/46	280,717
2,000,000		Banc of America Commercial Mortgage, Inc., 5.744%, due 02/10/51	1,768,831
30,705	#	BlackRock Capital Finance LP, 7.750%, due 09/25/26	18,832
3,050,000		Citigroup Commercial Mortgage Trust, 5.700%, due 12/10/49	2,727,987
990,000		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, due 12/11/49	861,369
1,442,297		Credit Suisse Mortgage Capital Certificates, 5.695%, due 09/15/40	1,154,512
654,610		Entergy Louisiana, LLC, 8.090%, due 01/02/17	657,523
1,064,000		FHLMC Multifamily Structured Pass-Through Certificates, 5.085%, due 03/25/19	1,103,043
1,102,000		GE Capital Commercial Mortgage Corp., 5.336%, due 03/10/44	870,224
122,000		Greenwich Capital Commercial Funding Corp., 5.475%, due 03/10/39	91,356
1,180,000		JPMorgan Chase Commercial Mortgage Securities Corp., 4.780%, due 07/15/42	942,301
1,452,000		JPMorgan Chase Commercial Mortgage Securities Corp., 4.948%, due 09/12/37	1,105,715
1,660,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.236%, due 05/15/41	1,654,251
637,059	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.420%, due 01/15/49	538,939
1,020,933		JPMorgan Chase Commercial Mortgage Securities Corp., 5.475%, due 04/15/43	984,214
1,000,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.818%, due 06/15/49	873,318
1,037,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.875%, due 04/15/45	1,001,362
789,000		Merrill Lynch Mortgage Trust, 5.828%, due 06/12/50	227,201
36,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.468%, due 02/12/39	28,674
1,442,297		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.749%, due 06/12/50	1,212,696
6,347,325	#,^	Morgan Stanley Capital I, 0.905%, due 11/15/30	236,111
1,585,270	#,I	Nomura Asset Securities Corp., 9.929%, due 04/04/27	1,619,753
772,000		RAAC Series, 4.971%, due 09/25/34	592,601
1,228,296	#,I	Spirit Master Funding, LLC, 5.050%, due 07/20/23	1,015,985
492,656	#,I	System Energy Resources, Inc., 5.129%, due 01/15/14	489,445
70,000		Wachovia Bank Commercial Mortgage Trust, 4.750%, due 05/15/44	58,997
617,962		Wachovia Bank Commercial Mortgage Trust, 5.795%, due 07/15/45	465,273
2,400,000	S	Wachovia Bank Commercial Mortgage Trust, 5.902%, due 02/15/51	1,977,361

		Total Collateralized Mortgage Obligations (Cost $27,999,710)	24,558,591

MUNICIPAL BONDS: 0.4%

		Massachusetts: 0.2%
1,900,000		Massachusetts Health & Educational Facilities Authority, 5.500%, due 07/01/32	2,323,263

			2,323,263

		New Jersey: 0.1%
900,000		New Jersey State Turnpike Authority, 7.414%, due 01/01/40	1,014,480

			1,014,480

		New York: 0.1%
920,000		Metropolitan Transportation Authority, 7.336%, due 11/15/39	1,027,318

			1,027,318

		Total Municipal Bonds (Cost $4,188,489)	4,365,061

OTHER BONDS: 0.1%

		Foreign Government Bonds: 0.1%
102,000	S	Peru Government International Bond, 7.350%, due 07/21/25	117,300
611,000	#	Societe Financement de l’Economie Francaise, 3.375%, due 05/05/14	623,515

		Total Other Bonds (Cost $714,474)	740,815

		Total Long-Term Investments (Cost $986,661,024)	1,051,952,223

SHORT-TERM INVESTMENTS: 3.6%

		Commercial Paper: 0.5%
5,687,000		BNP Paribas, 0.020%, due 01/04/10	5,686,987

		Total Commercial Paper (Cost $5,686,987)	5,686,987

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2009 (continued)

Principal
Amount			Value

		Securities Lending CollateralCC: 3.1%
$31,090,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$31,090,000
2,385,323	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	1,908,259

		Total Securities Lending Collateral (Cost $33,475,323)	32,998,259

		Total Short-Term Investments (Cost $39,162,310)	38,685,246

	Total Investments in Securities
	(Cost $1,025,823,334)*	102.0%	$1,090,637,469
	Other Assets and Liabilities - Net	(2.0)	(21,274,609)

	Net Assets	100.0%	$1,069,362,860

@	Non-income producing security
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
ip	Treasury inflation indexed protected security whose principal value is adjusted in accordance with changes to the Consumer Price Index.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
W	Settlement is on a when-issued or delayed-delivery basis.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

*	Cost for federal income tax purposes is $1,056,685,269.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$63,961,077
Gross Unrealized Depreciation	(30,008,877)

Net Unrealized Appreciation	$33,952,200

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	12/31/2009

Asset Table
Investments, at value
Common Stock
Advertising	$6,078,429	$—	$—	$6,078,429
Aerospace/Defense	45,005,013	—	—	45,005,013
Agriculture	18,116,090	—	—	18,116,090
Apparel	8,818,363	—	—	8,818,363
Auto Parts & Equipment	2,107,831	—	—	2,107,831
Banks	79,620,170	—	—	79,620,170
Beverages	8,281,568	8,712,913	—	16,994,481
Biotechnology	1,625,172	—	—	1,625,172
Chemicals	17,603,123	—	—	17,603,123
Commercial Services	6,278,698	—	—	6,278,698
Computers	21,567,677	—	—	21,567,677
Cosmetics/Personal Care	9,520,971	—	—	9,520,971
Distribution/Wholesale	2,509,834	—	—	2,509,834
Diversified Financial Services	4,521,869	1,529,492	—	6,051,361
Electric	35,545,069	—	—	35,545,069
Electronics	7,835,486	—	—	7,835,486
Engineering & Construction	1,744,850	—	—	1,744,850
Food	15,660,085	14,056,973	—	29,717,058
Gas	2,289,022	—	—	2,289,022
Hand/Machine Tools	1,155,919	—	—	1,155,919
Healthcare — Products	27,662,980	—	—	27,662,980
Healthcare — Services	1,540,605	—	—	1,540,605
Home Builders	1,108,900	—	—	1,108,900
Household Products/Wares	3,057,980	—	—	3,057,980
Insurance	38,103,794	—	—	38,103,794
Internet	1,735,944	—	—	1,735,944
Iron/Steel	1,165,237	—	—	1,165,237
Lodging	637,049	—	—	637,049
Media	9,672,964	—	—	9,672,964
Miscellaneous Manufacturing	16,204,999	—	—	16,204,999
Oil & Gas	81,560,726	—	—	81,560,726
Oil & Gas Services	3,516,002	—	—	3,516,002
Pharmaceuticals	28,332,342	2,759,037	—	31,091,379
Pipelines	1,877,638	—	—	1,877,638
Retail	27,088,517	—	—	27,088,517
Semiconductors	7,643,976	—	—	7,643,976
Software	8,865,043	—	—	8,865,043
Telecommunications	24,742,836	10,052,432	—	34,795,268
Toys/Games/Hobbies	2,298,061	—	—	2,298,061
Transportation	2,902,425	—	—	2,902,425

Total Common Stock	$585,603,257	$37,110,847	$—	$622,714,104

Preferred Stock	—	4,648,028	—	4,648,028
Corporate Bonds/Notes	—	112,417,095	—	112,417,095
U.S. Government Agency Obligations	—	157,891,553	—	157,891,553
U.S. Treasury Obligations	—	116,590,289	—	116,590,289
Asset-Backed Securities	—	7,517,190	509,497	8,026,687
Collateralized Mortgage Obligations	—	24,558,591	—	24,558,591
Municipal Bonds	—	4,365,061	—	4,365,061
Other Bonds	—	740,815	—	740,815
Short-Term Investments	31,090,000	5,686,987	1,908,259	38,685,246

Total Investments, at value	$616,693,257	$471,526,456	$2,417,756	$1,090,637,469

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Total Return Portfolio
as of December 31, 2009 (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning					Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Realized	Appreciation/	Into	Out of	Balance at
	12/31/2008	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	12/31/2009

Asset Table
Investments, at value
Asset-Backed Securities	$918,220	$—	$—	$—	$(282,747)	$—	$—	$(125,976)	$—	$—	$509,497
Short-Term Investments	—	—	—	—	—	—	—	—	1,908,259	—	1,908,259

Total Investments, at value	$918,220	$—	$—	$—	$(282,747)	$—	$1	$(125,976)	$1,908,259	$—	$2,417,756

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $(125,977).

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Utilities Portfolio
as of December 31, 2009

Shares			Value

COMMON STOCK: 89.9%

		Electric: 41.3%
1,026,580	@	AES Corp.	$13,663,780
256,600		Allegheny Energy, Inc.	6,024,968
48,900		Alliant Energy Corp.	1,479,714
317,010		American Electric Power Co., Inc.	11,028,778
271,900	@	Calpine Corp.	2,990,900
219,040		CEZ A/S	10,284,655
76,700		Cia Paranaense de Energia ADR	1,645,215
1,081,770		CMS Energy Corp.	16,940,518
27,100		Consolidated Edison, Inc.	1,231,153
240,990		Constellation Energy Group, Inc.	8,475,618
49,900		CPFL Energia S.A.	1,012,044
4,200		CPFL Energia S.A. ADR	259,476
177,600		Dominion Resources, Inc.	6,912,192
316,900		DPL, Inc.	8,746,440
39,200		DTE Energy Co.	1,708,728
230,890		E.ON AG	9,691,384
91,450		EDP — Energias do Brasil S.A.	1,762,290
4,200		Electricite de France	249,620
41,000		Entergy Corp.	3,355,440
168,200		FirstEnergy Corp.	7,812,890
180,460		Gaz de France	7,817,706
571,000		National Grid PLC	6,232,406
273,800		Northeast Utilities	7,061,302
461,014	@,S	NRG Energy, Inc.	10,884,541
164,500		OGE Energy Corp.	6,068,405
143,500		Pacific Gas & Electric Co.	6,407,275
413,800		PPL Corp.	13,369,878
328,220		Public Service Enterprise Group, Inc.	10,913,315
171,418		Red Electrica de Espana	9,565,520
18,000		RWE AG	1,746,761
376,000		Tractebel Energia S.A.	4,649,787
119,300		Wisconsin Energy Corp.	5,944,719

			205,937,418

		Energy — Alternate Sources: 0.7%
2,021,000	@	China Longyuan Power Group Corp.	2,617,025
50,400	@	Covanta Holding Corp.	911,736

			3,528,761

		Gas: 5.3%
119,800		CenterPoint Energy, Inc.	1,738,298
174,050	S	Enagas	3,858,386
198,700		NiSource, Inc.	3,056,006
311,320		Sempra Energy	17,427,694
23,400		Southern Union Co.	531,180

			26,611,564

		Media: 4.2%
9,600		Cablevision Systems Corp.	247,872
556,900		Comcast Corp. – Special Class A	8,915,969
49,300	@	DIRECTV	1,644,155
22,800	@	Liberty Global, Inc.	499,548
227,626	@	Time Warner Cable, Inc.	9,421,440
7,700		Walt Disney Co.	248,325

			20,977,309

		Oil & Gas: 6.9%
10,300		Apache Corp.	1,062,651
365,530		EQT Corp.	16,054,078
412,490		Questar Corp.	17,147,209

			34,263,938

		Oil & Gas Services: 0.5%
124,500	@	Weatherford International Ltd.	2,229,795

			2,229,795

		Pipelines: 5.5%
1,109,310		El Paso Corp.	10,904,517
28,500		Oneok, Inc.	1,270,245
46,830		Spectra Energy Corp.	960,483
682,341		Williams Cos., Inc.	14,383,748

			27,518,993

		Telecommunications: 24.2%
68,320		America Movil SA de CV — Series L ADR	3,209,674
97,500	@	American Tower Corp.	4,212,975
433,610		AT&T, Inc.	12,154,088
407,560		Cellcom Israel Ltd.	13,066,374
226,300		CenturyTel, Inc.	8,194,323
115,200		China Unicom Ltd. ADR	1,510,272
19,100	@	Crown Castle International Corp.	745,664
258,000		Frontier Communications Corp.	2,014,980
59,830		Mobile Telesystems Finance SA ADR	2,925,089
269,940		MTN Group Ltd.	4,296,458
70,120	@	NII Holdings, Inc.	2,354,630
162,900		Partner Communications ADR	3,315,015
17,500		Philippine Long Distance Telephone Co.	987,965
38,400		Philippine Long Distance Telephone Co. ADR	2,176,128
131,100		Rogers Communications, Inc. — Class B (Canadian Denominated Security)	4,097,776
405,890		Royal KPN NV	6,899,100
812,000		Singapore Telecommunications Ltd.	1,788,524
156,780		Telefonica S.A.	4,388,118
9,200		Tim Participacoes SA ADR	273,332
106,400		Vimpel-Communications OAO ADR	1,977,976
775,800		Virgin Media, Inc.	13,056,714
211,300		Vivo Participacoes S.A. ADR	6,550,300
5,676,910		Vodafone Group PLC	13,146,065
663,014		Windstream Corp.	7,286,524

			120,628,064

		Water: 1.3%
114,150		American Water Works Co., Inc.	2,558,102
191,800		Cia de Saneamento de Minas Gerais-COPASA	3,663,038
21,300		Suez Environnement S.A.	491,159

			6,712,299

		Total Common Stock (Cost $414,702,707)	448,408,141

PREFERRED STOCK: 5.5%

		Electric: 4.7%
461,387		AES Tiete S.A.	5,300,253
51,300		Cia Paranaense de Energia	1,091,414
422,720		Eletropaulo Metropolitana de Sao Paulo S.A.	8,376,703
117,500		FPL Group, Inc.	6,108,825
37,510		Great Plains Energy, Inc.	2,475,660

			23,352,855

		Pipelines: 0.8%
4,330		El Paso Corp.	3,914,320

			3,914,320

		Total Preferred Stock (Cost $24,178,287)	27,267,175

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Utilities Portfolio
as of December 31, 2009 (continued)

Principal
Amount			Value

CORPORATE BONDS/NOTES: 1.4%

		Coal: 0.1%
$180,000	#	Cloud Peak Energy Resources, LLC/Cloud Peak Energy Finance Corp., 8.250%, due 12/15/17	$180,900
180,000	#	Cloud Peak Energy Resources, LLC/Cloud Peak Energy Finance Corp., 8.500%, due 12/15/19	184,500

			365,400

		Energy — Alternate Sources: 0.5%
2,415,620	#,I	Covanta Holding Corp., 3.250%, due 06/01/14	2,796,080

			2,796,080

		Media: 0.2%
825,000	#	CSC Holdings, Inc., 8.625%, due 02/15/19	892,031

			892,031

		Telecommunications: 0.6%
405,000		Virgin Media Finance PLC, 8.375%, due 10/15/19	418,669
850,000		Virgin Media Finance PLC, 9.500%, due 08/15/16	916,938
1,448,000	#,I	Virgin Media, Inc., 6.500%, due 11/15/16	1,723,120

			3,058,727

		Total Corporate Bonds/Notes (Cost $5,609,690)	7,112,238

	Total Investments in Securities
	(Cost $444,490,684)*	96.8%	$482,787,554
	Other Assets and Liabilities - Net	3.2	16,179,558

	Net Assets	100.0%	$498,967,112

@	Non-income producing security
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security

*	Cost for federal income tax purposes is $459,771,606.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$47,939,252
Gross Unrealized Depreciation	(24,923,304)

Net Unrealized Appreciation	$23,015,948

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	12/31/2009

Asset Table
Investments, at value
Common Stock
Electric	160,349,366	45,588,052	—	205,937,418
Energy — Alternate Sources	3,528,761	—	—	3,528,761
Gas	22,753,178	3,858,386	—	26,611,564
Media	20,977,309	—	—	20,977,309
Oil & Gas	34,263,938	—	—	34,263,938
Oil & Gas Services	2,229,795	—	—	2,229,795
Pipelines	27,518,993	—	—	27,518,993
Telecommunications	89,121,834	31,506,230	—	120,628,064
Water	6,221,140	491,159	—	6,712,299

Total Common Stock	366,964,314	81,443,827	—	448,408,141

Preferred Stock	14,768,370	12,498,805	—	27,267,175
Corporate Bonds/Notes	—	7,112,238	—	7,112,238

Total Investments, at value	$381,732,684	$101,054,870	$—	$482,787,554

Other Financial Instruments+:
Forward foreign currency contracts	—	688,114	—	688,114

Total Assets	$381,732,684	$101,742,984	$—	$483,475,668

Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(405,815)	$—	$(405,815)

Total Liabilities	$—	$(405,815)	$—	$(405,815)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MFS Utilities Portfolio
as of December 31, 2009 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for
as hedging instruments	Location on Statement
under FASB ASC 815	of Assets and Liabilities	Fair Value

Asset Derivatives

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$688,114

Total Asset Derivatives		$688,114

Liability Derivatives

Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$405,815

Total Liability Derivatives		$405,815

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Derivatives not accounted for	Amount of Realized Gain or (Loss)
as hedging instruments	on Derivatives Recognized in Income
under FASB ASC 815	Forward Foreign Currency Contracts

Foreign exchange contracts	$(972,345)

Total	$(972,345)

Change in Unrealized
Derivatives not accounted for	Appreciation or (Depreciation)
as hedging instruments	on Derivatives Recognized in Income
under FASB ASC 815	Forward Foreign Currency Contracts

Foreign exchange contracts	$(1,215,277)

Total	$(1,215,277)

At December 31, 2009 the following forward foreign currency contracts were outstanding for the ING MFS Utilities Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

EU Euro EUR 4,631,110	BUY	1/13/10	6,807,662	6,638,835	$(168,827)
EU Euro EUR 142,483	BUY	1/13/10	211,612	204,254	(7,358)
EU Euro EUR 187,816	BUY	1/13/10	280,475	269,240	(11,235)
EU Euro EUR 180,846	BUY	1/13/10	270,067	259,249	(10,818)
EU Euro EUR 275,436	BUY	1/13/10	410,799	394,846	(15,953)
EU Euro EUR 26,375	BUY	1/13/10	39,187	37,810	(1,377)
EU Euro EUR 43,526	BUY	1/13/10	65,171	62,395	(2,776)
EU Euro EUR 172,201	BUY	1/13/10	258,425	246,856	(11,569)
EU Euro EUR 200,763	BUY	1/13/10	301,931	287,800	(14,131)
EU Euro EUR 185,275	BUY	3/15/10	268,789	265,570	(3,219)
EU Euro EUR 109,282	BUY	3/15/10	155,946	156,643	697

					$(246,566)

EU Euro EUR 114,102	SELL	1/13/10	171,235	163,569	$7,666
EU Euro EUR 33,997	SELL	1/13/10	49,958	48,736	1,222
EU Euro EUR 2,737,391	SELL	3/15/10	3,997,960	3,923,739	74,221
EU Euro EUR 20,479,730	SELL	3/15/10	29,920,886	29,355,363	565,523
EU Euro EUR 225,605	SELL	3/15/10	329,588	323,379	6,209
EU Euro EUR 80,222	SELL	3/15/10	116,383	114,990	1,393
British Pound GBP 2,832,168	SELL	1/13/10	4,498,389	4,574,154	(75,765)
British Pound GBP 2,832,168	SELL	1/13/10	4,498,616	4,574,154	(75,538)
British Pound GBP 87,795	SELL	1/13/10	139,440	141,796	(2,356)
British Pound GBP 137,554	SELL	1/13/10	219,041	222,159	(3,118)
British Pound GBP 125,963	SELL	1/13/10	206,048	203,440	2,608
British Pound GBP 487,000	SELL	1/13/10	814,195	786,540	27,655
British Pound GBP 143,855	SELL	1/13/10	233,031	232,336	695
British Pound GBP 14,864	SELL	1/13/10	24,232	24,007	225
British Pound GBP 100,465	SELL	1/13/10	160,484	162,259	(1,775)

					$528,865

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Total Return Bond Portfolio
as of December 31, 2009

Principal
Amount			Value

CORPORATE BONDS/NOTES: 28.0%

		Aerospace/Defense: 0.1%
$1,500,000	S	Goodrich Corp., 6.290%, due 07/01/16	$1,611,216

			1,611,216

		Agriculture: 0.1%
2,400,000	S	Philip Morris International, Inc., 6.375%, due 05/16/38	2,603,064
1,200,000	S	Reynolds American, Inc., 7.625%, due 06/01/16	1,309,879

			3,912,943

		Airlines: 0.0%
130,252	S,I	United Air Lines, Inc., 9.350%, due 04/07/16	27,027

			27,027

		Auto Manufacturers: 0.4%
1,400,000	S	Daimler Finance NA, LLC, 7.750%, due 01/18/11	1,488,827
7,820,000		DaimlerChrysler NA Holding Corp., 4.240%, due 08/03/14	7,644,050
206,791		Ford Motor Co., 3.240%, due 11/29/13	192,143
3,368,735		Ford Motor Co., 3.290%, due 11/29/13	3,130,117

			12,455,137

		Banks: 13.1%
4,800,000	#,S	ANZ National International Ltd., 6.200%, due 07/19/13	5,171,482
13,000,000	S	Bank of America Corp., 2.100%, due 04/30/12	13,127,400
23,500,000	S	Bank of America Corp., 6.500%, due 08/01/16	25,303,954
13,600,000	S	Bank of America NA, 0.534%, due 06/15/16	12,128,793
10,800,000	S	Bank of New York Mellon Corp., 0.678%, due 02/05/10	10,806,591
2,900,000	#,S	Barclays Bank PLC, 6.050%, due 12/04/17	2,955,944
EUR 4,100,000		Bear Stearns Cos., Inc., 0.957%, due 09/26/13	5,739,759
$11,990,000	#,S	BNP Paribas, 5.186%, due 06/29/49	9,887,733
1,600,000	S	Citibank NA, 1.875%, due 05/07/12	1,609,430
800,000	S	Citibank NA, 1.875%, due 06/04/12	805,058
5,000,000	S	Citigroup, Inc., 0.361%, due 05/18/11	4,916,240
5,600,000	S	Citigroup, Inc., 0.421%, due 05/18/10	5,594,501
CHF 4,100,000		Citigroup, Inc., 1.750%, due 09/23/10	3,950,296
$1,600,000	S	Citigroup, Inc., 2.125%, due 04/30/12	1,618,045
18,300,000	S	Citigroup, Inc., 5.500%, due 04/11/13	18,986,927
900,000	S	Citigroup, Inc., 5.625%, due 08/27/12	926,277
9,800,000	S	Citigroup, Inc., 6.000%, due 08/15/17	9,811,054
4,300,000	S	Citigroup, Inc., 8.500%, due 05/22/19	4,973,703
4,700,000	#,S	Commonwealth Bank of Australia, 6.024%, due 03/29/49	3,814,290
8,300,000	S	Deutsche Bank AG/London, 6.000%, due 09/01/17	9,062,836
19,200,000	S	Export-Import Bank of Korea, 5.875%, due 01/14/15	20,648,659
2,200,000	S	Goldman Sachs Group, Inc., 5.950%, due 01/18/18	2,326,854
1,100,000	S	Goldman Sachs Group, Inc., 6.150%, due 04/01/18	1,179,461
10,500,000	S	Goldman Sachs Group, Inc., 6.250%, due 09/01/17	11,277,546
12,000,000	S	Goldman Sachs Group, Inc., 6.750%, due 10/01/37	12,373,788
8,500,000	S	Goldman Sachs Group, Inc., 6.875%, due 01/15/11	9,015,882
13,800,000	S	JPMorgan Chase & Co., 0.378%, due 12/21/11	13,747,229
12,200,000	S	JPMorgan Chase & Co., 6.000%, due 01/15/18	13,135,923
14,000,000	S	JPMorgan Chase & Co., 7.900%, due 04/29/49	14,487,676
EUR 200,000		KeyBank NA, 0.840%, due 11/21/11	243,759
$6,300,000	S	KeyBank NA, 2.507%, due 06/02/10	6,338,770
9,912,000	S	Morgan Stanley, 0.500%, due 01/09/12	9,804,673
600,000	S	Morgan Stanley, 0.500%, due 04/19/12	583,274
3,540,000	S	Morgan Stanley, 0.534%, due 01/18/11	3,524,098
EUR 14,000,000		Morgan Stanley, 1.039%, due 07/20/12	19,404,762
$7,400,000	S	Morgan Stanley, 2.373%, due 05/14/10	7,453,872
2,000,000	S	Morgan Stanley, 5.950%, due 12/28/17	2,066,142
1,600,000	S	Morgan Stanley, 6.250%, due 08/28/17	1,672,266
21,000,000	#,S	National Australia Bank Ltd., 0.725%, due 02/08/10	21,002,725
4,000,000	#,S	National Australia Bank Ltd., 5.350%, due 06/12/13	4,308,752
DKK 12,689,109		Nykredit Realkredit A/S, 2.537%, due 04/01/38	2,349,179
DKK 38,339,131		Nykredit Realkredit A/S, 2.537%, due 10/01/38	7,023,997
$2,137,000	#,S	Rabobank, 11.000%, due 12/29/49	2,612,782
DKK 12,626,579		Realkredit Danmark A/S, 2.558%, due 01/01/38	2,333,224
DKK 38,488,222		Realkredit Danmark A/S, 2.730%, due 01/01/38	7,043,897
$1,500,000	#,S	Resona Bank Ltd., 5.850%, due 09/29/49	1,310,820
3,900,000	#,S	Royal Bank of Scotland Group PLC, 6.990%, due 10/29/49	2,167,207
900,000	#,S	Royal Bank of Scotland PLC, 4.875%, due 08/25/14	913,256
6,500,000	#,S	Societe Generale, 5.922%, due 12/31/49	5,070,163
3,300,000	S	State Street Capital Trust III, 8.250%, due 03/15/42	3,381,873

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Total Return Bond Portfolio
as of December 31, 2009 (continued)

Principal
Amount			Value

		Banks (continued)
$1,300,000	S	UBS AG, 5.750%, due 04/25/18	$1,325,584
4,800,000	S	UBS AG, 5.875%, due 12/20/17	4,940,722
6,000,000	S	USB Capital IX, 6.189%, due 03/29/49	4,882,500
17,900,000	S	Wachovia Corp., 0.414%, due 10/15/11	17,707,557
5,715,000	S	Wachovia Corp., 0.621%, due 10/28/15	5,076,314
7,400,000	S	Wachovia Corp., 5.750%, due 02/01/18	7,734,850
11,800,000	S	Wells Fargo & Co., 0.711%, due 01/29/10	11,806,267
27,092,000	S	Wells Fargo & Company, 7.980%, due 02/28/49	27,295,190
3,000,000	#,S	Westpac Banking Corp., 0.764%, due 07/16/14	3,021,681

			443,783,487

		Biotechnology: 0.4%
12,700,000	S	Amgen, Inc., 6.150%, due 06/01/18	14,091,145

			14,091,145

		Building Materials: 0.1%
3,400,000	#,S	C8 Capital SPV Ltd., 6.640%, due 12/31/49	2,365,135

			2,365,135

		Commercial Services: 1.5%
12,900,000	S	Duke University, 4.200%, due 04/01/14	13,534,641
5,100,000	S	Duke University, 5.150%, due 04/01/19	5,326,369
5,500,000	#,S	President and Fellows of Harvard College, 6.000%, due 01/15/19	6,065,565
21,500,000	#,S	President and Fellows of Harvard College, 6.500%, due 01/15/39	24,242,669

			49,169,244

		Computers: 0.2%
7,000,000	S	Dell, Inc., 5.650%, due 04/15/18	7,345,772

			7,345,772

		Diversified Financial Services: 5.8%
2,900,000	S	American Express Co., 6.150%, due 08/28/17	3,035,418
4,300,000	S	American Express Co., 7.000%, due 03/19/18	4,742,947
12,579,000	S	American Express Credit Corp., 0.381%, due 10/04/10	12,548,546
300,000	S	American Express Credit Corp., 0.393%, due 06/16/11	296,068
2,400,000	S	American Express Credit Corp., 0.411%, due 12/02/10	2,391,641
2,700,000	S	American Express Credit Corp., 5.875%, due 05/02/13	2,899,722
7,600,000	S	American General Finance Corp., 4.875%, due 05/15/10	7,495,530
5,000,000	S	American General Finance Corp., 6.900%, due 12/15/17	3,476,530
200,000	S	Bear Stearns Co. Inc., 0.483%, due 08/15/11	200,154
1,300,000	S	Bear Stearns Cos., Inc., 6.950%, due 08/10/12	1,453,332
8,000,000	S	Bear Stearns Cos., Inc., 7.250%, due 02/01/18	9,197,144
1,600,000	I	CIT Group, Inc., 5.000%, due 12/06/11	1,232,000
1,431,694	L	CIT Group, Inc., 7.000%, due 05/01/13	1,345,792
2,497,543		CIT Group, Inc., 7.000%, due 05/01/14	2,325,837
1,397,545		CIT Group, Inc., 7.000%, due 05/01/15	1,257,791
2,329,238		CIT Group, Inc., 7.000%, due 05/01/16	2,061,376
3,260,936		CIT Group, Inc., 7.000%, due 05/01/17	2,845,167
4,600,000	I	CIT Group, Inc., 9.500%, due 01/18/12	4,733,616
31,800,000	S	Citigroup Capital XXI, 8.300%, due 12/21/57	30,766,499
1,778,000	S	Citigroup Funding, Inc., 1.325%, due 05/07/10	1,782,241
3,200,000	S	Citigroup Funding, Inc., 2.250%, due 12/10/12	3,227,395
500,000		Ford Motor Credit Co., LLC, 7.000%, due 10/01/13	499,652
900,000	S	Ford Motor Credit Co., LLC, 7.250%, due 10/25/11	909,283
6,753,000	S	Ford Motor Credit Co., LLC, 7.375%, due 02/01/11	6,892,422
3,000,000	S	Ford Motor Credit Co., LLC, 7.875%, due 06/15/10	3,045,651
1,700,000	S	Ford Motor Credit Co., LLC, 8.000%, due 12/15/16	1,704,495
6,400,000	S	General Electric Capital Corp., 2.000%, due 09/28/12	6,412,518
16,700,000	S	General Electric Capital Corp., 2.625%, due 12/28/12	17,019,655
2,000,000	S	General Electric Capital Corp., 3.000%, due 12/09/11	2,062,610
EUR 9,700,000		General Electric Capital Corp., 5.500%, due 09/15/67	10,846,223
$2,900,000	S	General Electric Capital Corp., 5.875%, due 01/14/38	2,693,888
4,600,000	S	General Electric Capital Corp., 6.875%, due 01/10/39	4,765,513
1,400,000	±,S	Lehman Brothers Holdings, Inc., due 10/22/08	280,000
JPY 800,000,000	±	Lehman Brothers Holdings, Inc., 0.940%, due 12/19/08	1,030,762
$10,600,000	±,S	Lehman Brothers Holdings, Inc., 5.625%, due 01/24/13	2,226,000
5,503,000	±,S	Lehman Brothers Holdings, Inc., 6.875%, due 05/02/18	1,169,388
2,800,000	±,S	Lehman Brothers Holdings, Inc., 12.600%, due 11/24/09	560,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Total Return Bond Portfolio
as of December 31, 2009 (continued)

Principal
Amount			Value

		Diversified Financial Services (continued)
$6,800,000	S	Merrill Lynch & Co., Inc., 0.481%, due 11/01/11	$6,678,443
6,800,000	S	Merrill Lynch & Co., Inc., 6.050%, due 08/15/12	7,288,791
8,800,000	S	Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	9,496,555
5,800,000	#,S	Santander Perpetual SA Unipersonal, 6.671%, due 10/24/17	5,220,771
700,000	S	SLM Corp., 0.442%, due 07/26/10	685,172
1,700,000	#,S	TransCapitalInvest Ltd for OJSC AK Transneft, 8.700%, due 08/07/18	1,951,071
4,525,000	S	UBS Preferred Funding Trust V, 6.243%, due 05/29/49	3,586,063
1,300,000	#,S,	Williams Cos., Inc., Credit-Linked Notes, 6.375%, due 10/01/10	1,323,768
350,000	#,S	ZFS Finance USA Trust IV, 5.875%, due 05/09/32	284,259

			197,947,699

		Electric: 0.3%
3,700,000	#,S	Electricite de France, 5.500%, due 01/26/14	4,025,892
1,300,000	#,S	Electricite de France, 6.500%, due 01/26/19	1,461,941
3,700,000	#,S	Electricite de France, 6.950%, due 01/26/39	4,390,871
300,000	S	Ohio Power Co., 0.431%, due 04/05/10	300,019

			10,178,723

		Food: 0.1%
2,500,000	S	Kraft Foods, Inc., 6.125%, due 02/01/18	2,633,043
1,100,000	S	Kraft Foods, Inc., 6.875%, due 02/01/38	1,157,994

			3,791,037

		Healthcare — Services: 0.1%
2,800,000	S	UnitedHealth Group, Inc., 4.875%, due 02/15/13	2,931,648

			2,931,648

		Home Builders: 0.2%
5,000,000	S	Lennar Corp., 5.950%, due 10/17/11	5,062,500

			5,062,500

		Insurance: 1.1%
8,700,000	S	Allstate Corp., 6.125%, due 05/15/37	7,612,500
10,000,000		American International Group, Inc., 0.432%, due 07/26/10	9,684,380
EUR 1,700,000		American International Group, Inc., 4.875%, due 03/15/67	1,291,627
$11,400,000	S	American International Group, Inc., 5.850%, due 01/16/18	9,368,212
4,900,000	#,S	Pricoa Global Funding I, 0.381%, due 01/30/12	4,769,013
2,000,000	#,S	Pricoa Global Funding I, 0.451%, due 09/27/13	1,873,520
3,300,000	S	Principal Life Income Funding Trusts, 5.300%, due 04/24/13	3,487,097
700,000	S	Principal Life Income Funding Trusts, 5.550%, due 04/27/15	698,170

			38,784,519

		Investment Companies: 0.1%
2,700,000	#,S	Temasek Financial I Ltd., 4.300%, due 10/25/19	2,652,593

			2,652,593

		Mining: 0.1%
4,200,000	#,S	Corp Nacional del Cobre de Chile — CODELCO, 7.500%, due 01/15/19	4,940,754

			4,940,754

		Oil & Gas: 1.7%
500,000	S	Conoco Funding Co., 6.350%, due 10/15/11	544,212
13,500,000		Gaz Capital for Gazprom, 8.625%, due 04/28/34	14,883,750
21,100,000	S	Petrobras International Finance Co., 7.875%, due 03/15/19	24,429,833
14,900,000	S	Petroleos Mexicanos, 8.000%, due 05/03/19	17,321,250

			57,179,045

		Packaging & Containers: 0.1%
2,200,000	#,S	Sealed Air Corp., 5.625%, due 07/15/13	2,328,055

			2,328,055

		Pharmaceuticals: 0.3%
10,600,000	S	Novartis Capital Corp., 4.125%, due 02/10/14	11,152,970

			11,152,970

		Pipelines: 0.4%
625,000	S	El Paso Corp., 7.800%, due 08/01/31	591,521
11,300,000	S	Kinder Morgan Energy Partners LP, 5.950%, due 02/15/18	11,988,419
1,800,000	S	Trans-Canada Pipelines, 7.625%, due 01/15/39	2,224,197

			14,804,137

		Real Estate: 0.1%
5,000,000	S	iStar Financial, Inc., 5.800%, due 03/15/11	3,800,000

			3,800,000

		Retail: 0.1%
4,500,000	S	Target Corp., 5.125%, due 01/15/13	4,889,565

			4,889,565

		Software: 0.4%
12,400,000	S	Oracle Corp., 5.750%, due 04/15/18	13,428,915

			13,428,915

		Telecommunications: 1.0%
450,000	S	AT&T Corp., 7.300%, due 11/15/11	495,700
3,300,000	S	AT&T, Inc., 4.950%, due 01/15/13	3,523,186

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Total Return Bond Portfolio
as of December 31, 2009 (continued)

Principal
Amount			Value

		Telecommunications (continued)
$1,800,000	S	AT&T, Inc., 5.500%, due 02/01/18	$1,881,205
2,300,000	S	AT&T, Inc., 6.300%, due 01/15/38	2,343,912
20,700,000	S	Cellco Partnership / Verizon Wireless Capital, LLC, 5.250%, due 02/01/12	21,965,743
200,000	S	Qwest Capital Funding, Inc., 7.250%, due 02/15/11	204,000
950,000	S	Qwest Corp., 8.875%, due 03/15/12	1,026,000
2,500,000	S	Verizon Communications, Inc., 5.250%, due 04/15/13	2,696,963

			34,136,709

		Transportation: 0.2%
5,800,000	S	Union Pacific Corp., 5.700%, due 08/15/18	6,085,824

			6,085,824

		Total Corporate Bonds/Notes (Cost $915,927,347)	948,855,799

U.S. GOVERNMENT AGENCY OBLIGATIONS: 26.4%

		Federal Home Loan Bank: 0.1%
2,400,000	S	1.000%, due 12/28/11	2,391,096

			2,391,096

		Federal Home Loan Mortgage Corporation##: 3.5%
68,488	S	0.583%, due 12/15/29	68,040
21,100,000	S	1.125%, due 06/01/11	21,179,800
3,100,000	L	1.125%, due 12/15/11	3,091,850
1,212,630	S	1.832%, due 10/25/44	1,158,138
2,373,492	S	2.032%, due 07/25/44	2,262,381
56,624	S	2.663%, due 11/01/31	58,471
42,959	S	3.133%, due 06/01/24	43,982
1,252,696	S	3.431%, due 01/01/29	1,279,094
160,348	S	3.500%, due 07/15/32	162,235
8,992,437	S	4.500%, due 06/15/17-12/15/27	9,177,909
6,880,558	S	4.700%, due 06/01/35	7,102,584
5,818,611	S	5.000%, due 12/15/23-01/01/37	5,907,866
810,694	S	5.134%, due 03/01/35	857,674
511,948	S	5.282%, due 09/01/35	532,296
11,000,000	W	5.500%, due 01/15/39	11,524,216
36,331,537	S	5.500%, due 03/15/17-02/01/38	38,134,635
14,954,647	S	6.000%, due 01/01/22-08/01/38	16,036,873
797,992	S	6.500%, due 07/01/19-02/25/43	863,954
56,294	S	8.250%, due 08/15/21	61,524

			119,503,522

		Federal National Mortgage Association##: 22.7%
15,200,000	S	0.431%, due 10/27/37	14,440,000
176,071	S	0.731%, due 03/25/17	174,834
285,388	S	1.131%, due 04/25/32	286,420
637,927	S	1.832%, due 08/01/42-10/01/44	631,627
2,002,467	S	2.314%, due 08/01/35	2,034,389
1,668,687	S	2.675%, due 10/01/35	1,696,188
4,694,022	S	2.998%, due 11/01/34	4,845,048
1,616,180	S	3.063%, due 10/01/35	1,658,087
3,056,494	S	3.254%, due 10/01/35	3,132,889
72,758	S	3.395%, due 05/01/36	74,189
2,556,265	S	4.500%, due 05/01/13-04/25/17	2,595,770
568,587	S	4.585%, due 12/01/36	587,041
1,449,690	S	4.844%, due 02/01/34	1,489,466
600,000	W	5.000%, due 01/13/40	615,750
375,082	S	5.000%, due 01/25/17-02/01/36	383,515
2,152,441	S	5.019%, due 09/01/34	2,249,220
127,767,554	S	5.500%, due 06/01/16-07/01/38	134,359,997
85,000,000	W	6.000%, due 01/15/33-01/15/39	90,071,115
435,332,621	S	6.000%, due 06/01/22-01/01/39	462,264,335
6,498,979		6.000%, due 05/01/38	6,897,295
29,000,000	W	6.500%, due 01/15/32	31,061,726
5,305,582	S	6.500%, due 11/01/15-06/17/38	5,720,176

			767,269,077

		Government National Mortgage Association: 0.1%
334,070	S	3.625%, due 08/20/27	342,113
283,255	S	4.125%, due 10/20/29	289,637
270,589	S	4.375%, due 01/20/27	278,618
3,000,000	W	6.000%, due 01/15/39	3,170,157

			4,080,525

		Total U.S. Government Agency Obligations (Cost $865,623,139)	893,244,220

U.S. TREASURY OBLIGATIONS: 6.4%

		U.S. Treasury Notes: 6.4%
158,900,000	S	1.000%, due 08/31/11	159,030,457
20,600,000		2.625%, due 12/31/14	20,546,914
4,400,000		2.750%, due 11/30/16	4,237,407
9,500,000	S	3.500%, due 02/15/39	7,784,072
19,900,000	S	4.375%, due 02/15/38-11/15/39	19,071,423
5,300,000	S	5.375%, due 02/15/31	5,858,159

		Total U.S. Treasury Obligations (Cost $218,259,538)	216,528,432

ASSET-BACKED SECURITIES: 2.9%

		Automobile Asset-Backed Securities: 0.6%
4,800,000	#,S	Ally Auto Receivables Trust, 1.320%, due 03/15/12	4,804,417
3,741,513	S	Ford Credit Auto Owner Trust, 1.133%, due 01/15/11	3,742,511
1,848,184	S	Ford Credit Auto Owner Trust, 1.433%, due 12/15/10	1,849,207
7,900,000	S	Ford Credit Auto Owner Trust, 1.653%, due 06/15/12	7,954,297

			18,350,432

		Credit Card Asset-Backed Securities: 0.1%
3,300,000	S	BA Credit Card Trust, 0.813%, due 04/15/13	3,293,252

			3,293,252

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Total Return Bond Portfolio
as of December 31, 2009 (continued)

Principal
Amount			Value

		Home Equity Asset-Backed Securities: 0.0%
$608,514	S	MASTR Asset-Backed Securities Trust, 0.281%, due 11/25/36	$467,656
279,774	S	New Century Home Equity Loan Trust, 0.491%, due 06/25/35	229,998
99,592	S	Option One Mortgage Loan Trust, 0.281%, due 01/25/37	98,685
204,425	S	Renaissance Home Equity Loan Trust, 0.671%, due 08/25/33	137,815
109,949	S	Securitized Asset-Backed Receivables, LLC Trust, 0.311%, due 11/25/36	47,632

			981,786

		Other Asset-Backed Securities: 2.2%
317,941	S	Bear Stearns Asset-Backed Securities, Inc., 0.316%, due 10/25/36	291,581
4,791,439	S	Bear Stearns Asset-Backed Securities, Inc., 4.463%, due 10/25/36	3,717,769
966,599	S	Countrywide Asset-Backed Certificates, 0.281%, due 05/25/47	932,315
104,712	S	Credit-Based Asset Servicing and Securitization, LLC, 0.291%, due 11/25/36	74,669
87,294	S	First Franklin Mortgage Loan Asset-Backed Certificates, 0.281%, due 11/25/36	85,118
551,173	S	GSAMP Trust, 0.301%, due 12/25/36	348,853
14,649	S	Indymac Residential Asset-Backed Trust, 0.291%, due 04/25/37	14,488
62,317	S	Morgan Stanley Capital, Inc., 0.271%, due 10/25/36	60,423
462,281	S	Securitized Asset-Backed Receivables, LLC Trust, 0.291%, due 12/25/36	221,178
19,305,733	S	Small Business Administration, 5.160%, due 02/01/28	20,250,822
1,826,190	S	Small Business Administration, 5.290%, due 12/01/27	1,944,650
15,703,713	S	Small Business Administration, 5.471%, due 03/10/18	16,266,159
12,567,424	S	Small Business Administration, 5.490%, due 03/01/28	13,333,407
13,842,954	S	Small Business Administration, 5.902%, due 02/10/18	15,152,102
924,614	S	Specialty Underwriting & Residential Finance, 0.291%, due 01/25/38	678,172
918,415	S	Structured Asset Securities Corp., 0.281%, due 10/25/36	872,132

			74,243,838

		Total Asset-Backed Securities (Cost $95,299,384)	96,869,308

COLLATERALIZED MORTGAGE OBLIGATIONS: 4.9%

751,091	S	Adjustable Rate Mortgage Trust, 4.140%, due 05/25/35	705,695
1,730,769	S	American Home Mortgage Investment Trust, 2.231%, due 02/25/45	1,305,340
1,475,460	S	American Home Mortgage Investment Trust, 2.474%, due 02/25/44	1,436,743
3,500,000	S	Banc of America Commercial Mortgage, Inc., 5.738%, due 05/10/45	3,445,932
2,673,171	S	Banc of America Funding Corp., 3.267%, due 05/25/35	2,515,434
297,860	S	Banc of America Mortgage Securities, Inc., 3.994%, due 07/25/33	273,120
856,972	S	Banc of America Mortgage Securities, Inc., 5.000%, due 05/25/34	842,532
174,186	S	Bear Stearns Adjustable Rate Mortgage Trust, 3.770%, due 01/25/34	154,468
6,243,246	S	Bear Stearns Adjustable Rate Mortgage Trust, 4.625%, due 10/25/35	5,323,006
1,534,240	S	Bear Stearns Alternative-A Trust, 5.310%, due 05/25/35	1,063,441
1,280,324	S	Bear Stearns Alternative-A Trust, 5.378%, due 09/25/35	858,010
2,263,742	S	Bear Stearns Alternative-A Trust, 5.618%, due 11/25/36	1,312,124
3,999,659	S	Bear Stearns Alternative-A Trust, 5.654%, due 11/25/36	2,252,338
1,200,000	S	Bear Stearns Commercial Mortgage Securities, 5.471%, due 01/12/45	1,138,027
906,866	S	Citigroup Mortgage Loan Trust, Inc., 4.900%, due 10/25/35	763,524
3,700,000	S	Commercial Mortgage Pass-through Certificates, 5.306%, due 12/10/46	3,166,558
4,818,324	S,I,	Countrywide Alternative Loan Trust, 4.769%, due 05/25/35	432,820
803,641	S	Countrywide Home Loan Mortgage Pass-through Trust, 0.551%, due 03/25/35	489,512
4,002,440	#,S	Countrywide Home Loan Mortgage Pass-through Trust, 0.571%, due 06/25/35	3,527,086
62,843	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.750%, due 05/25/33	62,268
400,000	S	Credit Suisse Mortgage Capital Certificates, 5.658%, due 03/15/39	346,419

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Total Return Bond Portfolio
as of December 31, 2009 (continued)

Principal
Amount			Value

$10,700,000	S	Credit Suisse Mortgage Capital Certificates, 5.695%, due 09/15/40	$8,565,002
124,671	S	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 0.311%, due 02/25/37	120,388
744,597	S	Downey Savings & Loan Association Mortgage Loan Trust, 2.675%, due 07/19/44	491,715
509,647		Federal Housing Administration, 8.175%, due 03/01/27	509,001
744,288	S	First Horizon Alternative Mortgage Securities, 3.143%, due 03/25/35	526,823
49,933,415	S,I,	First Horizon Alternative Mortgage Securities, 4.469%, due 01/25/36	5,865,678
912,944	S	GMAC Mortgage Corp. Loan Trust, 5.295%, due 11/19/35	723,270
570,804	S	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	563,590
169,481	S	Greenpoint Mortgage Funding Trust, 0.311%, due 01/25/47	147,135
200,000	S	Greenwich Capital Commercial Funding Corp., 4.799%, due 08/10/42	193,370
1,900,000	S	Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39	1,683,012
3,000,000	S	GS Mortgage Securities Corp. II, 5.805%, due 08/10/45	2,583,482
2,595,138	S	GSR Mortgage Loan Trust, 3.336%, due 09/25/35	2,253,255
36,029	S	GSR Mortgage Loan Trust, 6.000%, due 03/25/32	35,972
4,721,059	S	Harborview Mortgage Loan Trust, 0.423%, due 01/19/38	2,602,706
4,430,425	S	Harborview Mortgage Loan Trust, 0.473%, due 03/19/36	2,402,261
600,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.420%, due 01/15/49	507,588
100,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.818%, due 06/15/49	97,131
1,300,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.882%, due 02/15/51	1,128,961
236,021		JPMorgan Mortgage Trust, 5.750%, due 01/25/36	211,924
1,490,189	S	Merrill Lynch Mortgage Investors Trust, 0.441%, due 02/25/36	1,022,540
8,870,000	S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%, due 08/12/48	6,978,817
2,700,000	S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485%, due 03/12/51	2,203,255
12,900,000	S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.957%, due 08/12/49	11,166,498
405,756	S	MLCC Mortgage Investors, Inc., 0.481%, due 11/25/35	287,405
16,500,000	S	Morgan Stanley Capital I, 5.809%, due 12/12/49	14,100,549
3,790,000	S	Morgan Stanley Capital I, 5.880%, due 06/11/49	3,387,732
67,089	#,S	Nomura Asset Acceptance Corp., 7.000%, due 02/19/30	64,590
522,060	S	Residential Accredit Loans, Inc., 0.631%, due 03/25/33	444,197
1,229,083	S	Residential Accredit Loans, Inc., 1.904%, due 09/25/45	662,157
296,346	S	Residential Asset Securitization Trust, 0.631%, due 05/25/33	258,787
97,343	S	Sequoia Mortgage Trust, 0.583%, due 07/20/33	70,191
463,079	S	SLM Student Loan Trust, 0.532%, due 07/25/13	463,386
906,610	S	SLM Student Loan Trust, 0.582%, due 01/25/15	905,812
2,600,000	S	SLM Student Loan Trust, 0.782%, due 10/25/17	2,560,786
4,732,064	S	SLM Student Loan Trust, 0.962%, due 07/25/13	4,745,491
28,105,917	S	SLM Student Loan Trust, 1.782%, due 04/25/23	29,251,818
169,011	S	Structured Asset Mortgage Investments, Inc., 0.331%, due 09/25/47	159,699
3,930,341	S	Structured Asset Mortgage Investments, Inc., 0.451%, due 05/25/36	1,957,556
1,632,119	S	Structured Asset Mortgage Investments, Inc., 0.483%, due 07/19/35	1,181,596
4,856,487	S	Thornburg Mortgage Securities Trust, 0.331%, due 03/25/37	4,631,098
3,522,827	S	Thornburg Mortgage Securities Trust, 0.341%, due 11/25/46	3,389,180
4,448,440	#,S	Wachovia Bank Commercial Mortgage Trust, 0.323%, due 09/15/21	3,795,425
1,800,000	S	Wachovia Bank Commercial Mortgage Trust, 5.509%, due 04/15/47	1,449,060

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Total Return Bond Portfolio
as of December 31, 2009 (continued)

Principal
Amount			Value

$1,751,940	S	Washington Mutual Mortgage Pass-through Certificates, 0.771%, due 12/25/27	$1,318,217
84,992	S	Washington Mutual Mortgage Pass-through Certificates, 1.944%, due 06/25/42	61,517
88,310	S	Washington Mutual Mortgage Pass-through Certificates, 1.944%, due 08/25/42	65,015
3,936,011	S	Washington Mutual Mortgage Pass-through Certificates, 2.759%, due 08/25/46	2,324,372
264,707	S	Washington Mutual Mortgage Pass-through Certificates, 2.759%, due 10/25/46	158,375
267,436	S	Wells Fargo Mortgage-Backed Securities Trust, 3.239%, due 05/25/35	225,418
2,419,946	S	Wells Fargo Mortgage-Backed Securities Trust, 3.418%, due 07/25/35	2,349,048

		Total Collateralized Mortgage Obligations (Cost $179,060,620)	164,266,248

MUNICIPAL BONDS: 1.8%

		Alaska: 0.2%
9,400,000	S	Northern TOB Securitization Corp., 5.000%, due 06/01/46	6,185,482

			6,185,482

		California: 0.6%
6,700,000	S	Los Angeles Unified School District, 4.500%, due 07/01/22	6,834,670
1,200,000	S	State of California, 5.650%, due 04/01/39	1,240,908
700,000	S	State of California, 7.500%, due 04/01/34	684,607
1,300,000	S	State of California, 7.550%, due 04/01/39	1,277,224
1,800,000	S	Tobacco Securitization Authority of Southern California, 5.125%, due 06/01/46	1,205,226
9,300,000	S	University of California, 6.270%, due 05/15/31	9,318,600

			20,561,235

		Connecticut: 0.3%
8,700,000	S	State of Connecticut, 5.850%, due 03/15/32	8,804,226

			8,804,226

		Illinois: 0.3%
6,800,000	S	Chicago Transit Authority, 6.899%, due 12/01/40	7,100,628
700,000	S	Chicago Transit Authority, 6.300%, due 12/01/21	730,158
570,000	S	City of Chicago, 5.000%, due 01/01/35	574,514

			8,405,300

		Nebraska: 0.0%
1,500,000	S	Public Power Generation Agency, 7.242%, due 01/01/41	1,452,330

			1,452,330

		New York: 0.3%
8,400,000	S	New York State Thruway Authority, 4.750%, due 01/01/29	8,521,716
870,000	S	Tobacco Settlement Financing Corp., 5.875%, due 05/15/39	800,113

			9,321,829

		Pennsylvania: 0.1%
4,000,000	S	University of Pittsburgh, 5.000%, due 09/15/28	4,343,800

			4,343,800

		Washington: 0.0%
1,560,000	S,Z	State of Washington, 4.088%, due 12/01/20	1,009,913

			1,009,913

		Total Municipal Bonds (Cost $59,538,193)	60,084,115

OTHER BONDS: 1.4%

		Foreign Government Bonds: 1.4%
2,400,000	#,S	Export-Import Bank of China, 4.875%, due 07/21/15	2,560,778
BRL 32,600,000		Federative Republic of Brazil, 10.250%, due 01/10/28	18,818,495
$16,300,000		Federative Republic of Brazil, 12.500%, due 01/05/22	10,462,522
750,000		Panama Government International Bond, 8.875%, due 09/30/27	978,750
CAD 7,200,000		Province of Ontario Canada, 6.500%, due 03/08/29	8,298,605
$4,000,000	#,S	Societe Financement de l’Economie Francaise, 0.484%, due 07/16/12	3,997,016
975,000		South Africa Government International Bond, 5.875%, due 05/30/22	995,475
180,000		South Africa Government International Bond, 6.500%, due 06/02/14	198,000

		Total Other Bonds (Cost $44,211,765)	46,309,641

Shares			Value

COMMON STOCK: 0.0%

		Diversified Financial Services: 0.0%
37,070	@	CIT Group, Inc.	$1,023,503

		Total Common Stock (Cost $402,106)	1,023,503

PREFERRED STOCK: 1.1%

		Auto Manufacturers: 0.0%
192,000	P,S	General Motors Corp.	1,106,400

			1,106,400

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Total Return Bond Portfolio
as of December 31, 2009 (continued)

Shares			Value

		Banks: 1.1%
39,000	S	Wells Fargo & Co.	$35,802,000

			35,802,000

		Insurance: 0.0%
94,400	S	American International Group, Inc.	1,069,552

			1,069,552

		Total Preferred Stock (Cost $32,325,599)	37,977,952

No. of
Contracts			Value

POSITIONS IN PURCHASED OPTIONS: 0.0%

		Options on Exchange-Traded Futures Contracts: 0.0%
119		Put Option CME 90-Day Eurodollar Future 06/10 Strike @ $89.500 — Exp 06/14/10	$744
198		Put Option LIFFE
		90-Day Sterling Future 06/10
		Strike @ 91.000 (GBP) — Exp 06/16/10	—
1,875		Put Option CBOT
		U.S. Treasury 2-Year Note Future 03/10
		Strike @ $103.500 — Exp 02/19/10	29,288

			30,032

		Foreign Currency Options: 0.0%
11,400,000	I	Call Option OTC — Credit Suisse, London USD vs JPY
		Strike @ 104 (JPY)-Exp 03/17/10	24,635
11,400,000	I	Put Option OTC — Credit Suisse, London USD vs JPY
		Strike @ 104(JPY)-Exp 03/17/10	1,373,233

			1,397,868

		Total Purchased Options (Cost $1,007,988)	1,427,900

		Total Long-Term Investments (Cost $2,411,655,679)	2,466,587,118

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 29.8%

		U.S. Government Agency Obligations: 27.1%
$2,212,000	S,Z	Fannie Mae, 0.010%, due 02/23/10	$2,211,969
1,800,000	Z	Fannie Mae, 0.030%, due 02/17/10	1,799,932
129,600,000	Z	Fannie Mae, 0.040%, due 01/13/10	129,598,361
5,500,000	Z	Fannie Mae, 0.040%, due 02/01/10	5,499,825
1,400,000	Z	Fannie Mae, 0.040%, due 03/10/10	1,399,899
4,400,000	S,Z	Fannie Mae, 0.040%, due 03/15/10	4,399,657
26,600,000	S,Z	Fannie Mae, 0.040%, due 03/24/10	26,597,659
3,700,000	Z	Fannie Mae, 0.050%, due 02/04/10	3,699,820
8,500,000	S,Z	Fannie Mae, 0.090%, due 04/07/10	8,498,028
2,300,000	Z	Federal Home Loan Bank, 0.030%, due 02/17/10	2,299,913
30,600,000	Z	Federal Home Loan Bank, 0.040%, due 01/08/10	30,599,756
47,800,000	Z	Federal Home Loan Bank, 0.040%, due 01/13/10	47,799,309
8,900,000	Z	Federal Home Loan Bank, 0.040%, due 02/03/10	8,899,643
54,933,000	S,Z	Federal Home Loan Bank, 0.044%, due 01/27/10	54,933,024
27,500,000	Z	Federal Home Loan Bank, 0.050%, due 01/29/10	27,498,783
35,000	S,Z	Freddie Mac, 0.010%, due 02/23/10	35,000
5,805,000	S,Z	Freddie Mac, 0.026%, due 01/27/10	5,805,062
184,200,000	S,Z	Freddie Mac, 0.030%, due 02/16/10	184,192,905
154,593,000	S,Z	Freddie Mac, 0.040%, due 02/03/10	154,586,795
2,000,000	S,Z	Freddie Mac, 0.040%, due 03/05/10	1,999,866
45,500,000	S,Z	Freddie Mac, 0.040%, due 03/09/10	45,496,770
2,435,000	S,Z	Freddie Mac, 0.040%, due 03/16/10	2,434,808
2,900,000	Z	Freddie Mac, 0.040%, due 03/23/10	2,899,748
36,613,000	S,Z	Freddie Mac, 0.040%, due 03/24/10	36,609,778
5,300,000	S,Z	Freddie Mac, 0.040%, due 03/31/10	5,299,491
8,300,000	Z	Freddie Mac, 0.060%, due 02/19/10	8,299,308
6,400,000	Z	Freddie Mac, 0.090%, due 04/01/10	6,398,605
12,800,000	S,Z	Freddie Mac, 0.090%, due 04/06/10	12,797,056
26,600,000	S,Z	Freddie Mac, 0.090%, due 04/12/10	26,593,483
10,100,000	S,Z	Freddie Mac, 0.090%, due 04/19/10	10,097,344
3,500,000	S,Z	Freddie Mac, 0.090%, due 04/20/10	3,499,073
52,700,000	S,Z	Freddie Mac, 0.110%, due 05/03/10	52,680,817
1,600,000	S,Z	Freddie Mac, 0.110%, due 05/04/10	1,599,410

		Total U.S. Government Agency Obligations (Cost $916,997,988)	917,060,897

		U.S. Treasury Bills: 1.3%
25,000,000	L,Z	0.010%, due 02/25/10	24,999,748
19,500,000	S,L,Z	0.030%, due 03/11/10	19,498,752
309,000	S,Z	0.040%, due 03/18/10	308,975
659,000	S,Z	0.050%, due 04/01/10	658,920

		Total U.S. Treasury Bills (Cost $45,466,469)	45,466,395

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Total Return Bond Portfolio
as of December 31, 2009 (continued)

Principal
Amount			Value

		Securities Lending CollateralCC: 1.4%
$45,831,071		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$45,831,071
2,280,616	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	1,824,493

		Total Securities Lending Collateral (Cost $48,111,687)	47,655,564

		Total Short-Term Investments (Cost $1,010,576,144)	1,010,182,856

	Total Investments in Securities
	(Cost $3,422,231,823)*	102.7%	$3,476,769,974
	Other Assets and Liabilities - Net	(2.7)	(91,415,367)

	Net Assets	100.0%	$3,385,354,607

@	Non-income producing security
MASTR	Mortgage Asset Securitization Transaction, Inc.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
W	Settlement is on a when-issued or delayed-delivery basis.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
±	Defaulted security
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Structured Product
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	EU Euro
JPY	Japanese Yen

*	Cost for federal income tax purposes is $3,423,553,133.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$118,314,767
Gross Unrealized Depreciation	(65,097,926)

Net Unrealized Appreciation	$53,216,841

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	12/31/2009

Asset Table
Investments, at value
Common Stock*	$1,023,503	$—	$—	$1,023,503
Preferred Stock	—	37,977,952	—	37,977,952
Positions In Purchased Options	30,032	1,397,868	—	1,427,900
Corporate Bonds/Notes	9,357,221	939,498,578	—	948,855,799
U.S. Government Agency Obligations	—	893,244,220	—	893,244,220
U.S. Treasury Obligations	—	216,528,432	—	216,528,432
Asset-Backed Securities	—	96,869,308	—	96,869,308
Collateralized Mortgage Obligations	—	163,757,247	509,001	164,266,248
Municipal Bonds	—	60,084,115	—	60,084,115
Other Bonds	—	42,312,625	3,997,016	46,309,641
Short-Term Investments	45,831,071	962,527,292	1,824,493	1,010,182,856

Total Investments, at value	$56,241,827	$3,414,197,637	$6,330,510	$3,476,769,974

Other Financial Instruments+:
Forward foreign currency contracts	—	2,536,690	—	2,536,690
Futures	15,789,088	—	—	15,789,088
Swaps	—	14,418,833	1,174,660	15,593,493

Total Assets	$72,030,915	$3,431,153,160	$7,505,170	$3,510,689,245

Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(542,857)	$—	$(542,857)
Futures	(5,159,914)	—	—	(5,159,914)
Sales Commitments	—	(10,458,438)	—	(10,458,438)
Swaps	—	(1,993,236)	(1,702)	(1,994,938)
Written options	(74,467)	(4,909,812)	—	(4,984,279)

Total Liabilities	$(5,234,381)	$(17,904,343)	$(1,702)	$(23,140,426)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Total Return Bond Portfolio
as of December 31, 2009 (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning					Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Realized	Appreciation/	Into	Out of	Balance at
	12/31/2008	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	12/31/2009

Asset Table
Investments, at value
Corporate Bonds/Notes	8,997,538	—			—	—	—	—	—	(8,997,538)	—
Collateralized Mortgage Obligations	529,287	—			(12,723)	(428)	(453)	(6,682)	—	—	509,001
Other Bonds	7,230,853	5,000,000			(1,005,680)	—	5,680	(2,984)	—	(7,230,853)	3,997,016
Short-Term Investments	—	—	—	—	—	—	—	—	1,824,493	—	1,824,493

Total Investments, at value	$16,757,678	$5,000,000	$—	$—	$(1,018,403)	$(428)	$5,227	$(9,666)	$1,824,493	$(16,228,391)	$6,330,510

Other Financial Instruments+:
Swaps	8,404,793	—			(7,651,522)	—	7,200,797	(6,746,659)	—	(32,749)	1,174,660

Total Assets	$25,162,471	$5,000,000	$—	$—	$(8,669,925)	$(428)	$7,206,024	$(6,756,325)	$1,824,493	$(16,261,140)	$7,505,170

Liabilities Table
Other Financial Instruments+:
Swaps	$(6,261,518)	$(843,305)	$—	$—	$8,404,461	$—	$(7,561,156)	$6,259,816	$—	$—	$(1,702)

Total Liabilities	$(6,261,518)	$(843,305)	$—	$—	$8,404,461	$—	$(7,561,156)	$6,259,816	$—	$—	$(1,702)

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $937,556.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for	Location on Statement
as hedging instruments under FASB ASC 815	of Assets and Liabilities	Fair Value

Asset Derivatives

Foreign exchange contracts	Investments in securities at value*	$1,397,868
Interest rate contracts	Investments in securities at value*	30,032
Interest rate contracts	Net Assets- Unrealized appreciation**	15,789,088
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,536,690
Credit contracts	Swaps, at value	6,629,557
Interest rate contracts	Swaps, at value	7,987,712

Total Asset Derivatives		$34,370,946

Liability Derivatives

Interest rate contracts	Net Assets- Unrealized depreciation**	$5,159,914
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	542,857
Credit contracts	Swaps, at value	672,122
Interest rate contracts	Swaps, at value	346,592
Foreign exchange contracts	Written options	47,246
Interest rate contracts	Written options	4,937,033

Total Liability Derivatives		$11,705,764

*	Includes purchased options

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Total Return Bond Portfolio
as of December 31, 2009 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Derivatives not	Amount of Realized Gain or (Loss) on
accounted for as	Derivatives Recognized in Income
hedging instruments		Forward Foreign
under FASB ASC 815	Investments*	Currency Contracts	Futures	Swaps	Written options	Total

Foreign exchange contracts	$—	$(13,164,962)	$—	$—	$43,290	$(13,121,672)
Interest rate contracts	(2,100,995)	—	46,626,780	26,636,923	(2,737,149)	68,425,559
Credit contracts	—	—	—	(5,309,323)	—	(5,309,323)

Total	$(2,100,995)	$(13,164,962)	$46,626,780	$21,327,600	$(2,693,859)	$49,994,564

Derivatives not	Change in Unrealized Appreciation or (Depreciation)
accounted for as	on Derivatives Recognized in Income
hedging instruments		Forward Foreign
under FASB ASC 815	Investments*	Currency Contracts	Futures	Swaps	Written options	Total

Foreign exchange contracts	$(760,911)	$8,839,013	$—	$—	$(1,426)	$8,076,676
Interest rate contracts	14,320,020	—	(40,858,270)	28,249,879	18,754,164	(8,174,247)
Credit contracts	—	—	—	5,018,494	—	5,018,494

Total	$(15,080,931)	$8,839,013	$(40,858,270)	$33,268,373	$18,752,738	$4,920,923

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

At December 31, 2009 the following forward foreign currency contracts were outstanding for the ING PIMCO Total Return Bond Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

Australian Dollar AUD 4,729,000	BUY	1/11/10	4,384,729	4,242,955	$(141,774)
Canadian Dollar CAD 1,250,000	BUY	1/21/10	1,174,251	1,195,224	20,973
Chinese Yuan CNY 2,618,055	BUY	3/29/10	387,000	383,830	(3,170)
Chinese Yuan CNY 5,236,110	BUY	3/29/10	774,000	767,661	(6,339)
Chinese Yuan CNY 8,016,525	BUY	3/29/10	1,185,000	1,175,294	(9,706)
Chinese Yuan CNY 16,014,440	BUY	3/29/10	2,369,000	2,347,860	(21,140)
Chinese Yuan CNY 3,141,957	BUY	3/29/10	464,100	460,639	(3,461)
Chinese Yuan CNY 5,223,446	BUY	3/29/10	773,500	765,804	(7,696)
Chinese Yuan CNY 2,093,710	BUY	3/29/10	309,400	306,957	(2,443)
Chinese Yuan CNY 1,087,200	BUY	8/25/10	160,000	159,636	(364)
Chinese Yuan CNY 10,864,000	BUY	8/25/10	1,600,000	1,595,184	(4,816)
Chinese Yuan CNY 3,469,358	BUY	8/25/10	510,500	509,413	(1,087)
Chinese Yuan CNY 3,469,358	BUY	8/25/10	510,500	509,413	(1,087)
Chinese Yuan CNY 3,469,869	BUY	8/25/10	510,500	509,488	(1,012)
Chinese Yuan CNY 3,468,848	BUY	8/25/10	510,500	509,338	(1,162)
Chinese Yuan CNY 5,506,785	BUY	8/25/10	810,000	808,573	(1,427)
Chinese Yuan CNY 2,310,980	BUY	8/25/10	340,000	339,326	(674)
Chinese Yuan CNY 6,668,500	BUY	8/25/10	1,000,000	979,150	(20,850)
Chinese Yuan CNY 6,670,000	BUY	8/25/10	1,000,000	979,370	(20,630)
Chinese Yuan CNY 6,665,000	BUY	8/25/10	1,000,000	978,636	(21,364)
Chinese Yuan CNY 6,638,340	BUY	8/25/10	996,000	974,721	(21,279)
Chinese Yuan CNY 1,998,038	BUY	11/17/10	301,000	293,376	(7,624)
Chinese Yuan CNY 7,953,567	BUY	11/17/10	1,199,000	1,167,839	(31,161)
Chinese Yuan CNY 7,813,674	BUY	11/17/10	1,178,000	1,147,298	(30,702)
Chinese Yuan CNY 6,479,022	BUY	11/17/10	979,000	951,328	(27,672)
Chinese Yuan CNY 4,226,050	BUY	11/17/10	638,569	620,520	(18,049)
Chinese Yuan CNY 4,042,376	BUY	11/17/10	611,000	593,551	(17,449)
Chinese Yuan CNY 4,036,980	BUY	11/17/10	610,000	592,758	(17,242)
Chinese Yuan CNY 2,883,833	BUY	11/23/10	435,000	423,439	(11,561)
Chinese Yuan CNY 2,018,256	BUY	11/23/10	304,000	296,345	(7,655)
Danish Krone DKK 10,467,000	BUY	1/27/10	2,041,147	2,015,727	(25,420)
Danish Krone DKK 4,640,000	BUY	1/27/10	895,174	893,568	(1,606)
British Pound GBP 3,200,000	BUY	1/13/10	5,099,165	5,168,229	69,064
British Pound GBP 226,000	BUY	1/13/10	361,598	365,006	3,408
British Pound GBP 964,000	BUY	1/13/10	1,542,390	1,556,929	14,539
Indonesian Rupiah IDR 15,443,960,000	BUY	10/7/10	1,520,000	1,581,563	61,563
Indonesian Rupiah IDR 4,373,100,000	BUY	10/7/10	430,000	447,834	17,834
Indonesian Rupiah IDR 7,251,309,000	BUY	10/7/10	730,000	742,582	12,582
Indonesian Rupiah IDR 12,352,705,500	BUY	10/7/10	1,230,000	1,264,998	34,998
South Korean Won KRW 693,958,000	BUY	2/11/10	590,000	595,174	5,174
South Korean Won KRW 2,434,941,000	BUY	2/11/10	2,070,000	2,088,332	18,332
South Korean Won KRW 1,494,282,000	BUY	2/11/10	1,270,000	1,281,574	11,574
South Korean Won KRW 228,030,000	BUY	2/11/10	193,115	195,570	2,455
South Korean Won KRW 227,453,000	BUY	2/11/10	192,789	195,076	2,287

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Total Return Bond Portfolio
as of December 31, 2009 (continued)

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

South Korean Won KRW 130,000,000	BUY	7/28/10	109,705	110,782	$1,077
South Korean Won KRW 128,960,772	BUY	7/28/10	108,071	109,896	1,825
South Korean Won KRW 128,799,645	BUY	7/28/10	109,171	109,759	588
South Korean Won KRW 214,128,000	BUY	7/28/10	181,058	182,473	1,415
South Korean Won KRW 5,834,859,000	BUY	8/27/10	4,896,248	4,972,291	76,043
South Korean Won KRW 512,539,000	BUY	8/27/10	435,351	436,770	1,419
South Korean Won KRW 230,493,000	BUY	11/12/10	196,868	196,419	(449)
South Korean Won KRW 125,999,083	BUY	11/12/10	107,899	107,373	(526)
Mexican Peso MXN 257,774	BUY	4/22/10	19,318	19,440	122
Mexican Peso MXN 196,506	BUY	4/22/10	14,844	14,819	(25)
Malaysian Ringgit MYR 5,487,567	BUY	2/12/10	1,590,000	1,599,786	9,786
Malaysian Ringgit MYR 609,000	BUY	2/12/10	181,115	177,541	(3,574)
Malaysian Ringgit MYR 620,000	BUY	2/12/10	183,541	180,748	(2,793)
Malaysian Ringgit MYR 620,510	BUY	2/12/10	182,853	180,897	(1,956)
Malaysian Ringgit MYR 620,510	BUY	2/12/10	183,583	180,897	(2,686)
Malaysian Ringgit MYR 623,318	BUY	2/12/10	181,276	181,715	439
Malaysian Ringgit MYR 1,057,714	BUY	2/12/10	309,246	308,355	(891)
Malaysian Ringgit MYR 782,800	BUY	2/12/10	228,528	228,209	(319)
Malaysian Ringgit MYR 4,102,860	BUY	6/14/10	1,180,000	1,190,424	10,424
Malaysian Ringgit MYR 4,102,270	BUY	6/14/10	1,180,000	1,190,253	10,253
Malaysian Ringgit MYR 498,818	BUY	6/14/10	145,555	144,729	(826)
Singapore Dollar SGD 399,000	BUY	2/11/10	287,433	283,868	(3,565)
Singapore Dollar SGD 410,000	BUY	3/17/10	294,583	291,603	(2,980)
Singapore Dollar SGD 540,224	BUY	3/17/10	389,000	384,222	(4,778)
Singapore Dollar SGD 220,378	BUY	3/17/10	158,420	156,738	(1,682)
Singapore Dollar SGD 672,000	BUY	6/16/10	484,618	477,656	(6,962)
Taiwan New Dollar TWD 15,980,772	BUY	6/10/10	503,569	515,188	11,619
Taiwan New Dollar TWD 14,532,000	BUY	6/10/10	456,895	468,483	11,588
Taiwan New Dollar TWD 14,165,000	BUY	10/12/10	451,546	457,748	6,202
Taiwan New Dollar TWD 5,121,000	BUY	10/12/10	163,741	165,487	1,746
Taiwan New Dollar TWD 1,032,568	BUY	10/12/10	33,223	33,368	145

					$(102,160)

Australian Dollar AUD 61,000	SELL	1/11/10	55,450	54,730	$720
Australian Dollar AUD 61,000	SELL	1/11/10	55,450	54,730	720
Chinese Yuan CNY 2,950,822	SELL	3/29/10	435,000	432,617	2,383
Chinese Yuan CNY 2,063,248	SELL	3/29/10	304,000	302,491	1,509
Chinese Yuan CNY 2,042,887	SELL	3/29/10	301,000	299,505	1,495
Chinese Yuan CNY 8,135,814	SELL	3/29/10	1,199,000	1,192,783	6,217
Chinese Yuan CNY 7,997,442	SELL	3/29/10	1,178,000	1,172,496	5,504
Chinese Yuan CNY 6,643,494	SELL	3/29/10	979,000	973,996	5,004
Chinese Yuan CNY 4,226,050	SELL	3/29/10	622,760	619,577	3,183
Chinese Yuan CNY 4,145,024	SELL	3/29/10	611,000	607,698	3,302
Chinese Yuan CNY 4,139,460	SELL	3/29/10	610,000	606,882	3,118
EU Euro EUR 225,000	SELL	1/8/10	339,525	322,546	16,979
EU Euro EUR 3,100,000	SELL	1/26/10	4,422,665	4,443,888	(21,223)
EU Euro EUR 900,000	SELL	1/26/10	1,290,470	1,290,161	309
EU Euro EUR 4,453,000	SELL	2/18/10	6,608,608	6,383,174	225,434
EU Euro EUR 23,657,000	SELL	3/17/10	34,363,094	33,909,489	453,605
British Pound GBP 11,980,000	SELL	1/13/10	19,924,657	19,348,556	576,101
Japanese Yen JPY 501,234,000	SELL	1/14/10	5,678,534	5,382,205	296,329
Japanese Yen JPY 1,258,704,000	SELL	1/25/10	14,031,952	13,516,648	515,304

					$2,095,993

ING PIMCO Total Return Bond Portfolio Open Futures Contracts on December 31, 2009:

				Unrealized
	Number	Expiration	Market	Appreciation/
Contract Description	of Contracts	Date	Value	(Depreciation)

Long Contracts
3-Month Euro Euribor	164	03/15/10	$58,325,831	$540,477
90-Day Eurodollar	2,366	03/15/10	589,400,175	8,166,626
90-Day Eurodollar	2,158	06/14/10	535,831,400	3,253,775
90-Day Eurodollar	804	12/13/10	197,924,700	1,263,381
90-Day Eurodollar	647	09/13/10	159,970,750	1,384,598
90-Day Eurodollar	493	03/14/11	120,871,275	636,662
90-Day Sterling	95	06/16/10	18,988,645	207,927
90-Day Sterling	95	09/15/10	18,898,497	176,272
90-Day Sterling	46	03/17/10	9,224,222	118,727
90-Day Sterling	36	12/15/10	7,121,560	40,643
U.S. Treasury 2-Year Note	2,545	03/31/10	550,396,003	(2,556,857)
Euro-Bund	129	03/08/10	22,411,385	(346,351)
U.S. Treasury 10-Year Note	440	03/22/10	50,799,377	(1,769,195)
Euro-Bobl 5-Year	389	03/08/10	64,497,814	(487,511)

			$2,404,661,634	$10,629,174

Sales Commitments

The following sales commitments were held by PIMCO Total Return Bond at December 31, 2009:

Principal
Amount		Description	Market Value

$(7,000,000	)W	Fannie Mae, 5.50%, 01/25/39	$(7,328,124)
(3,000,000	)W	Fannie Mae, 5.50%, 02/15/33	(3,130,314)

		Total sales commitments (Cost $10,502,968)	$(10,458,438)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Total Return Bond Portfolio
as of December 31, 2009 (continued)

ING PIMCO Total Return Bond Portfolio Credit Default Swap Agreements Outstanding on December 31, 2009:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection

			(Pay)/					Upfront
	Reference		Receive					Premium	Unrealized
	Entity/	Buy/Sell	Fixed	Termination		Notional	Market	Paid/	Appreciation/
Counterparty	Obligation	Protection	Rate(%)	Date		Amount	Value	(Received)	(Depreciation)

Deutsche Bank AG	Goodrich Corp. 6.290%, 07/01/16	Buy	(0.510)	09/20/16	USD	1,600,000	$(10,350)	$—	$(10,350)
Barclays Bank PLC	iStar Financial Inc. 5.800%, 03/15/11	Buy	(0.365)	03/20/11	USD	5,000,000	1,232,874	—	1,232,874
Deutsche Bank AG	Lennar Corp. 5.950%, 10/17/11	Buy	(0.660)	12/20/11	USD	5,000,000	160,448	—	160,448
Morgan Stanley Capital Services Inc.	Sealed Air Corp. 5.625%, 07/15/13	Buy	(0.580)	09/20/13	USD	2,200,000	15,494	—	15,494

							$1,398,466	$—	$1,398,466

Credit Default Swaps on Credit Indices — Buy Protection

			(Pay)/					Upfront
	Reference		Receive					Premium	Unrealized
	Entity/	Buy/Sell	Fixed	Termination		Notional	Market	Paid/	Appreciation/
Counterparty	Obligation	Protection	Rate(%)	Date		Amount	Value	(Received)	(Depreciation)

Deutsche Bank AG	CDX.NA.HY.12 Index	Buy	(5.000)	06/20/14	USD	2,256,000	$(15,506)	$263,196	$(278,702)

							$(15,506)	$263,196	$(278,702)

Credit Default Swaps on Credit Indices — Sell Protection

			(Pay)/					Upfront
	Reference		Receive					Premium	Unrealized
	Entity/	Buy/Sell	Fixed	Termination		Notional	Market	Paid/	Appreciation/
Counterparty	Obligation	Protection	Rate(%)	Date		Amount	Value	(Received)	(Depreciation)

Deutsche Bank AG	CDX.EM.12 Index	Sell	5.000	12/20/14	USD	2,100,000	$222,703	$207,010	$15,693
Citibank N.A., New York	CDX.NA.HY.8 Index (35-100% Tranche)	Sell	0.355	06/20/12	USD	5,777,640	(1,702)	—	(1,702)
Barclays Bank PLC	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.758	12/20/12	USD	19,868,677	366,390	—	366,390
Deutsche Bank AG	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.705	12/20/12	USD	13,117,185	221,883	—	221,883
Goldman Sachs International	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.548	12/20/17	USD	2,218,347	34,550	—	34,550
Deutsche Bank AG	CDX.NA.IG.10 Index (30-100% Tranche)	Sell	0.530	06/20/13	USD	2,989,946	38,247	—	38,247
Goldman Sachs International	CDX.NA.IG.10 Index (30-100% Tranche)	Sell	0.463	06/20/13	USD	3,761,546	39,595	—	39,595

							$921,666	$207,010	$714,656

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection

			(Pay)/		Implied				Upfront
	Reference		Receive		Credit				Premium	Unrealized
	Entity/	Buy/Sell	Fixed	Termination	Spread at		Notional	Market	Paid/	Appreciation/
Counterparty	Obligation	Protection	Rate(%)	Date	12/31/09(%)		Amount	Value	(Received)	(Depreciation)

Deutsche Bank AG	American Express Comp. 4.875%, 07/15/13	Sell	1.750	03/20/13	0.71	USD	5,300,000	$171,695	$—	$171,695
Deutsche Bank AG	American International Group 6.250%, 05/01/36	Sell	5.000	12/20/13	5.77	USD	6,100,000	(155,720)	(440,754)	285,034
Deutsche Bank AG	Berkshire Hathaway Inc. 4.625%, 10/15/13	Sell	0.850	03/20/13	1.18	USD	2,200,000	(22,546)	—	(22,546)
Barclays Bank PLC	Ford Motor Credit Co. 7.000%, 10/01/13	Sell	5.650	09/20/12	3.69	USD	700,000	33,777	—	33,777
Goldman Sachs International	Ford Motor Credit Co. 7.000%, 10/01/13	Sell	3.850	09/20/12	3.69	USD	200,000	803	—	803
Barclays Bank PLC, London	GAZ Capital (GAZPROM) LPN 8.625%, 04/28/34	Sell	1.600	12/20/12	2.26	USD	5,900,000	(109,682)	—	(109,682)
Morgan Stanley & Co. International	GAZ Capital (GAZPROM) LPN 8.625%, 04/28/34	Sell	2.180	02/20/13	2.29	USD	1,200,000	(3,909)	—	(3,909)
UBS AG, London	GAZ Capital (GAZPROM) LPN 8.625%, 04/28/34	Sell	2.180	02/20/13	2.29	USD	1,200,000	(3,909)	—	(3,909)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Total Return Bond Portfolio
as of December 31, 2009 (continued)

			(Pay)/		Implied				Upfront
	Reference		Receive		Credit				Premium	Unrealized
	Entity/	Buy/Sell	Fixed	Termination	Spread at		Notional	Market	Paid/	Appreciation/
Counterparty	Obligation	Protection	Rate(%)	Date	12/31/09(%)		Amount	Value	(Received)	(Depreciation)

BNP Paribas	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.700	12/20/13	1.59	USD	1,800,000	$206,939	$—	$206,939
Citibank N.A., New York	General Electric Capital Corp. 5.625%, 09/15/17	Sell	3.850	03/20/14	1.60	USD	7,000,000	614,548	—	614,548
Citibank N.A., New York	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.000	12/20/13	1.59	USD	7,600,000	677,104	—	677,104
Citibank N.A., New York	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.200	12/20/13	1.59	USD	6,200,000	598,208	—	598,208
Citibank N.A., New York	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.325	12/20/13	1.59	USD	4,500,000	454,974	—	454,974
Citibank N.A., New York	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.850	12/20/13	1.59	USD	3,600,000	433,839	—	433,839
Deutsche Bank AG	General Electric Capital Corp. 5.625%, 09/15/17	Sell	1.000	03/20/11	1.24	USD	3,700,000	(10,690)	(25,803)	15,113
Deutsche Bank AG	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.230	12/20/13	1.59	USD	4,200,000	409,895	—	409,895
Deutsche Bank AG	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.750	12/20/13	1.59	USD	3,900,000	455,576	—	455,576
Goldman Sachs International	General Electric Capital Corp. 5.625%, 09/15/17	Sell	8.000	03/20/11	1.26	USD	1,800,000	147,628	—	147,628
Barclays Bank PLC	General Electric Capital Corp. 6.000%, 06/15/12	Sell	0.620	03/20/11	1.26	USD	5,700,000	(44,189)	—	(44,189)
Barclays Bank PLC	General Electric Capital Corp. 6.000%, 06/15/12	Sell	0.640	12/20/12	1.54	USD	5,700,000	(146,492)	—	(146,492)
BNP Paribas	General Electric Capital Corp. 6.000%, 06/15/12	Sell	0.780	03/20/11	1.26	USD	1,400,000	(8,129)	—	(8,129)
Deutsche Bank AG	General Electric Capital Corp. 6.000%, 06/15/12	Sell	0.800	06/20/11	1.33	USD	6,800,000	(53,034)	—	(53,034)
Barclays Bank PLC	GMAC LLC 6.875%, 08/28/12	Sell	3.650	09/20/12	4.04	USD	1,000,000	(9,426)	—	(9,426)
Barclays Bank PLC	GMAC LLC 6.875%, 08/28/12	Sell	4.800	09/20/12	4.04	USD	1,300,000	23,716	—	23,716
Goldman Sachs International	GMAC LLC 6.875%, 08/28/12	Sell	3.200	09/20/12	4.04	USD	1,100,000	(22,278)	—	(22,278)
Citibank N.A., New York	Reynolds American Inc. 7.625%, 06/01/16	Sell	1.280	06/20/17	1.61	USD	2,600,000	(54,560)	—	(54,560)
Citibank N.A., New York	SLM Corp. 5.125%, 08/27/12	Sell	4.850	03/20/13	4.68	USD	3,100,000	15,255	—	15,255
Citibank N.A., New York	SLM Corp. 5.125%, 08/27/12	Sell	5.000	12/20/13	4.98	USD	1,800,000	1,155	(197,591)	198,746
Citibank N.A., New York	SLM Corp. 5.125%, 08/27/12	Sell	5.000	12/20/13	4.98	USD	7,600,000	4,875	(838,732)	843,607
Deutsche Bank AG	SLM Corp. 5.125%, 08/27/12	Sell	5.000	09/20/10	3.51	USD	100,000	1,063	(5,574)	6,637
UBS AG	SLM Corp. 5.125%, 08/27/12	Sell	5.000	03/20/10	3.51	USD	200,000	649	(3,151)	3,800
BNP Paribas SA	United Kingdom Gilt 4.250%, 06/07/2032	Sell	1.000	12/20/14	0.80	USD	600,000	5,583	4,447	1,136
Deutsche Bank AG	United Kingdom Gilt 4.250%, 06/07/2032	Sell	1.000	12/20/14	0.80	USD	200,000	1,861	1,390	471
Morgan Stanley Capital Services Inc.	United Kingdom Gilt 4.250%, 06/07/2032	Sell	1.000	12/20/14	0.80	USD	600,000	5,582	4,447	1,135
Deutsche Bank AG	Wachovia Corp. 3.625%, 02/17/09	Sell	1.520	03/20/13	0.72	USD	1,300,000	32,648	—	32,648

								$3,652,809	$(1,501,321)	$5,154,130

ING PIMCO Total Return Bond Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2009:

					Upfront
					Premium	Unrealized
	Termination		Notional	Market	Paid/	Appreciation/
	Date		Amount	Value	(Received)	(Depreciation)

Receive a fixed rate equal to 3.000% and pay a floating rate based on 6-month EUR-EURIBOR Counterparty: Deutsche Bank AG Frankfurt AM Main	06/16/15	EUR	96,600,000	$41,350	$16,912	$24,438
Receive a fixed rate equal to 3.000% and pay a floating rate based on 6-month EUR-EURIBOR Counterparty: Barclays Bank PLC	06/16/15	EUR	166,500,000	71,270	510,462	(439,192)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Total Return Bond Portfolio
as of December 31, 2009 (continued)

					Upfront
					Premium	Unrealized
	Termination		Notional	Market	Paid/	Appreciation/
	Date		Amount	Value	(Received)	(Depreciation)

Receive a fixed rate equal to 3.000% and pay a floating rate based on 6-month EUR-EURIBOR Counterparty: Goldman Sachs Bank USA	06/16/15	EUR	46,500,000	$19,904	$38,997	$(19,093)
Receive a fixed rate equal to 3.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Morgan Stanley Capital Services Inc.	12/16/10	USD	193,300,000	4,460,474	3,127,023	1,333,451
Receive a fixed rate equal to 10.835% and pay a floating rate based on Brazil Interbank Deposit Rate Counterparty: Goldman Sachs Bank USA	01/02/12	BRL	33,000,000	(98,589)	25,502	(124,091)
Receive a fixed rate equal to 6.000% and pay a floating rate based on 6-month AUD-BBR-BBSW Counterparty: UBS AG	09/15/12	AUD	28,800,000	154,829	—	154,829
Receive a fixed rate equal to 12.670% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley Capital Services, Inc.	01/04/10	BRL	6,200,000	99,405	(1,300)	100,705
Receive a fixed rate equal to 12.410% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: UBS AG, London	01/04/10	BRL	6,200,000	96,950	(1,602)	98,552
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Barclays Bank PLC, London	09/15/10	GBP	30,300,000	1,366,288	(239,581)	1,605,869
Receive a fixed rate equal to 5.000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: The Royal Bank of Scotland PLC	09/15/10	GBP	4,100,000	184,878	(33,355)	218,233
Receive a fixed rate equal to 2.090% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: BNP Paribas	10/15/10	EUR	7,800,000	383,867	(17,681)	401,548
Receive a fixed rate equal to 2.146% and pay a floating rate based on France CPI Ex Tobacco Index (FRCPXTOB) Counterparty: UBS AG, London	10/15/10	EUR	1,500,000	90,128	—	90,128
Receive a fixed rate equal to 4.500% and pay a floating rate based on 6-month Australian Bank Bill Counterparty: Deutsche Bank AG	06/15/11	AUD	3,200,000	(18,482)	5,404	(23,886)
Receive a fixed rate equal to 4.500% and pay a floating rate based on 3-month Australian Bank Bill Counterparty: UBS AG	06/15/11	AUD	34,600,000	(199,836)	11,351	(211,187)
Receive a fixed rate equal to 10.600% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Barclays Bank PLC	01/02/12	BRL	2,700,000	(15,865)	—	(15,865)
Receive a fixed rate equal to 10.610% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC Bank USA, N.A.	01/02/12	BRL	2,400,000	(13,820)	—	(13,820)
Receive a fixed rate equal to 12.540% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch Capital Services, Inc.	01/02/12	BRL	12,500,000	217,971	(46,410)	264,381
Receive a fixed rate equal to 4.500% and pay a floating rate based on 6-month EUR-EURIBOR Counterparty: BNP Paribas	03/18/14	EUR	6,200,000	707,896	(73,017)	780,913
Receive a fixed rate equal to 8.860% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	09/12/16	MXN	23,500,000	92,502	—	92,502

				$7,641,120	$3,322,705	$4,318,415

ING PIMCO Total Return Bond Portfolio Written Options Open on December 31, 2009:

Interest Rate Swaptions

		Floating Rate	Pay/
		Index/Underlying	Receive	Exercise	Expiration		Notional	Premium
Description	Counterparty	Reference Entity	Floating	Rate	Date		Amount	Received	Value

Call OTC Swaption	Barclays Bank PLC	6-month EUR-EURIBOR	Receive	2.500%	02/17/10	EUR	5,800,000	$17,884	$(2,132)
Call OTC Swaption	Credit Suisse International	3-month USD-LIBOR	Receive	2.750%	04/19/10	USD	2,200,000	10,078	(1,650)
Call OTC Swaption	Credit Suisse International	3-month USD-LIBOR	Receive	3.250%	04/19/10	USD	17,200,000	180,080	(29,175)
Call OTC Swaption	Deutsche Bank AG New York	3-month USD-LIBOR	Receive	3.250%	04/19/10	USD	15,800,000	154,500	(26,801)
Call OTC Swaption	Morgan Stanley Capital Services Inc.	3-month USD-LIBOR	Receive	3.250%	04/19/10	USD	2,800,000	25,200	(4,749)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO Total Return Bond Portfolio
as of December 31, 2009 (continued)

		Floating Rate	Pay/
		Index/Underlying	Receive	Exercise	Expiration		Notional	Premium
Description	Counterparty	Reference Entity	Floating	Rate	Date		Amount	Received	Value

Put OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR	Pay	4.250%	04/19/10	USD	31,700,000	$431,074	$(591,651)
Put OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR	Pay	5.000%	06/15/10	USD	63,000,000	575,505	(79,293)
Put OTC Swaption	BNP Paribas	3-month USD-LIBOR	Pay	4.250%	04/19/10	USD	17,000,000	167,110	(317,289)
Put OTC Swaption	BNP Paribas	3-month USD-LIBOR	Pay	5.000%	06/15/10	USD	150,000,000	1,485,275	(188,793)
Put OTC Swaption	Citibank N.A., New York	3-month USD-LIBOR	Pay	4.250%	04/19/10	USD	11,500,000	282,900	(214,637)
Put OTC Swaption	Credit Suisse International	3-month USD-LIBOR	Pay	4.000%	04/19/10	USD	700,000	8,610	(7,424)
Put OTC Swaption	Credit Suisse International	3-month USD-LIBOR	Pay	4.250%	04/19/10	USD	17,200,000	400,875	(321,022)
Put OTC Swaption	Deutsche Bank AG New York	3-month USD-LIBOR	Pay	4.250%	04/19/10	USD	78,800,000	1,567,336	(1,470,730)
Put OTC Swaption	Deutsche Bank AG, New York	3-month USD-LIBOR	Pay	5.000%	06/15/10	USD	117,000,000	1,517,750	(147,259)
Put OTC Swaption	Deutsche Bank AG, New York	3-month USD-LIBOR	Pay	5.500%	08/31/10	USD	32,000,000	344,782	(57,464)
Put OTC Swaption	Morgan Stanley Capital Services Inc.	3-month USD-LIBOR	Pay	4.250%	04/19/10	USD	21,000,000	331,800	(391,946)
Put OTC Swaption	Morgan Stanley Capital Services Inc.	3-month USD-LIBOR	Pay	5.000%	04/19/10	USD	11,100,000	105,450	(42,188)
Put OTC Swaption	Morgan Stanley Capital Services Inc.	3-month USD-LIBOR	Pay	5.500%	08/31/10	USD	125,000,000	1,383,750	(224,467)
Put OTC Swaption	Morgan Stanley Capital Services Inc.	3-month USD-LIBOR	Pay	10.000%	07/10/12	USD	19,400,000	116,885	(63,663)
Put OTC Swaption	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Pay	4.250%	04/19/10	USD	4,000,000	72,744	(74,656)
Put OTC Swaption	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Pay	5.000%	04/19/10	USD	7,500,000	77,438	(28,506)
Put OTC Swaption	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Pay	5.000%	06/15/10	USD	101,000,000	1,269,975	(127,121)
Put OTC Swaption	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Pay	5.500%	08/31/10	USD	27,100,000	224,054	(48,665)
Put OTC Swaption	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Pay	6.000%	08/31/10	USD	28,000,000	198,800	(113,110)
Put OTC Swaption	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Pay	6.000%	08/31/10	USD	95,000,000	713,637	(183,097)

								$11,663,492	$(4,757,488)

ING PIMCO Total Return Bond Portfolio Written Options Open on December 31, 2009:

Options on Exchange-Traded Futures Contracts

				# of
				Contracts/
		Exercise	Expiration	Notional	Premium
Description/Name of Issuer		Price	Date	Amount	Received	Value

Put Option CBOT US Treasury 10-Year Note Future 03/10	USD	116.00	02/19/10	73	$48,802	$(104,937)
Call Option CBOT US Treasury 10-Year Note Future 03/10	USD	121.00	02/19/10	149	47,781	(2,329)
Call Option CBOT US Treasury 10-Year Note Future 03/10	USD	120.00	02/19/10	3	2,219	(141)
Call Option CBOT US Treasury 10-Year Note Future 03/10	USD	119.00	02/19/10	292	90,520	(36,500)
Put Option EUX Euro-Bund Future 03/10	EUR	121.00	02/26/10	22	11,832	(31,853)
Call Option EUX Euro-Bund Future 03/10	EUR	125.00	02/26/10	22	18,615	(3,785)
Foreign Currency Options
Call Option OTC — Citi Bank N.A., New York JPY/USD Currency Option 02/10	JPY	95.00	02/19/10	2,900,000	25,665	(34,285)
Put Option OTC — Citi Bank N.A., New York JPY/USD Currency Option 02/10	JPY	88.00	02/19/10	2,900,000	20,155	(12,961)

					$265,589	$(226,791)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Pioneer Mid Cap Value Portfolio
as of December 31, 2009

Shares			Value

COMMON STOCK: 91.9%

		Advertising: 2.3%
2,599,116	@	Interpublic Group of Cos., Inc.	$19,181,473

			19,181,473

		Aerospace/Defense: 1.2%
111,900		L-3 Communications Holdings, Inc.	9,729,705

			9,729,705

		Auto Parts & Equipment: 1.3%
325,300		BorgWarner, Inc.	10,806,466

			10,806,466

		Banks: 4.9%
1,590,066		Keycorp	8,824,866
61,700		M&T Bank Corp.	4,127,113
312,300		Northern Trust Corp.	16,364,520
150,800		PNC Financial Services Group, Inc.	7,960,732
148,300		SunTrust Bank	3,009,007

			40,286,238

		Beverages: 2.2%
494,200	@	Constellation Brands, Inc.	7,872,606
226,563		Molson Coors Brewing Co.	10,231,585

			18,104,191

		Chemicals: 2.0%
168,300		Airgas, Inc.	8,011,080
145,500		FMC Corp.	8,113,080

			16,124,160

		Coal: 0.8%
136,100		Consol Energy, Inc.	6,777,780

			6,777,780

		Commercial Services: 3.2%
384,315		Equifax, Inc.	11,871,490
60,091	@	Hewitt Associates, Inc.	2,539,446
613,700		Western Union Co.	11,568,245

			25,979,181

		Computers: 3.6%
245,083	@	Computer Sciences Corp.	14,099,625
44,400	@	Research In Motion Ltd.	2,998,776
386,730	@	Teradata Corp.	12,154,924

			29,253,325

		Cosmetics/Personal Care: 1.2%
201,455		Estee Lauder Cos., Inc.	9,742,364

			9,742,364

		Distribution/Wholesale: 1.5%
125,370		WW Grainger, Inc.	12,139,577

			12,139,577

		Diversified Financial Services: 2.6%
44,450		Franklin Resources, Inc.	4,682,808
436,279		Lazard Ltd.	16,565,514

			21,248,322

		Electric: 4.4%
275,427		Edison International	9,579,351
124,914		FirstEnergy Corp.	5,802,255
427,300	@	NRG Energy, Inc.	10,088,553
324,426		Public Service Enterprise Group, Inc.	10,787,165

			36,257,324

		Electronics: 1.3%
220,550	@	Thermo Fisher Scientific, Inc.	10,518,030

			10,518,030

		Environmental Control: 0.9%
246,389		Republic Services, Inc.	6,975,273

			6,975,273

		Food: 3.0%
235,900		Hershey Co.	8,442,861
137,600		JM Smucker Co.	8,496,800
378,961		Kroger Co.	7,780,069

			24,719,730

		Forest Products & Paper: 0.9%
175,400		Weyerhaeuser Co.	7,566,756

			7,566,756

		Gas: 2.1%
305,345		Sempra Energy	17,093,213

			17,093,213

		Hand/Machine Tools: 2.1%
348,397		Kennametal, Inc.	9,030,450
202,700		Snap-On, Inc.	8,566,102

			17,596,552

		Healthcare — Products: 1.0%
143,100		Baxter International, Inc.	8,397,108

			8,397,108

		Healthcare — Services: 2.3%
332,172		Aetna, Inc.	10,529,852
264,900		UnitedHealth Group, Inc.	8,074,152

			18,604,004

		Home Builders: 1.5%
623,000		Pulte Homes, Inc.	6,230,000
334,200	@	Toll Brothers, Inc.	6,286,302

			12,516,302

		Household Products/Wares: 2.1%
249,375		Avery Dennison Corp.	9,099,694
181,155		Fortune Brands, Inc.	7,825,896

			16,925,590

		Insurance: 9.0%
243,300		Assurant, Inc.	7,172,484
530,700		Assured Guaranty Ltd.	11,548,032
252,300		Hartford Financial Services Group, Inc.	5,868,498
424,300		Marsh & McLennan Cos., Inc.	9,368,544
240,666	@	Progressive Corp.	4,329,581
293,593		RenaissanceRe Holdings Ltd.	15,604,468
1,002,607		UnumProvident Corp.	19,570,889

			73,462,496

		Leisure Time: 0.7%
237,100		Harley-Davidson, Inc.	5,974,920

			5,974,920

		Machinery — Diversified: 0.6%
111,500		Rockwell Automation, Inc.	5,238,270

			5,238,270

		Media: 1.6%
269,900		CBS Corp. — Class B	3,792,095
323,568	@	Viacom — Class B	9,619,677

			13,411,772

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Pioneer Mid Cap Value Portfolio
as of December 31, 2009 (continued)

Shares			Value

		Mining: 1.6%
101,700		Freeport-McMoRan Copper & Gold, Inc.	$8,165,493
100,698		Newmont Mining Corp.	4,764,022

			12,929,515

		Miscellaneous Manufacturing: 3.4%
271,400		Crane Co.	8,310,268
208,700		ITT Corp.	10,380,738
172,000		SPX Corp.	9,408,400

			28,099,406

		Oil & Gas: 5.8%
182,450		Devon Energy Corp.	13,410,075
177,000		Noble Energy, Inc.	12,605,940
200,929		Questar Corp.	8,352,619
141,200		Range Resources Corp.	7,038,820
77,800	@	Transocean Ltd.	6,441,840

			47,849,294

		Oil & Gas Services: 1.0%
290,500		Smith International, Inc.	7,892,885

			7,892,885

		Packaging & Containers: 3.9%
423,559		Ball Corp.	21,898,000
464,100		Temple-Inland, Inc.	9,797,151

			31,695,151

		Pharmaceuticals: 4.0%
282,150	@	Forest Laboratories, Inc.	9,059,837
970,381		Omnicare, Inc.	23,463,813

			32,523,650

		Pipelines: 1.3%
1,106,280		El Paso Corp.	10,874,732

			10,874,732

		Retail: 4.3%
245,500		Best Buy Co., Inc.	9,687,430
441,500		Burger King Holdings, Inc.	8,309,030
320,303		Gap, Inc.	6,710,348
330,500	@	Jack in the Box, Inc.	6,500,935
100,200		Nordstrom, Inc.	3,765,516

			34,973,259

		Savings & Loans: 0.7%
346,245		People’s United Financial, Inc.	5,782,292

			5,782,292

		Semiconductors: 1.0%
262,550		Analog Devices, Inc.	8,291,329

			8,291,329

		Software: 2.6%
336,600		CA, Inc.	7,560,036
1,231,256	@	Compuware Corp.	8,901,981
277,800	@	Electronic Arts, Inc.	4,930,950

			21,392,967

		Telecommunications: 2.0%
334,400		CenturyTel, Inc.	12,108,624
92,000		Qualcomm, Inc.	4,255,920

			16,364,544

		Total Common Stock (Cost $690,987,718)	753,299,146

REAL ESTATE INVESTMENT TRUSTS: 6.7%

		Apartments: 0.4%
110,800		Equity Residential	3,742,824

			3,742,824

		Diversified: 1.1%
126,934		Vornado Realty Trust	8,877,764

			8,877,764

		Health Care: 0.9%
163,600		Ventas, Inc.	7,155,864

			7,155,864

		Mortgage: 1.4%
499,016		Annaly Capital Management, Inc.	8,657,928
154,030		Starwood Property Trust, Inc.	2,909,627

			11,567,555

		Office Property: 1.7%
90,800	L	Alexandria Real Estate Equities, Inc.	5,837,532
118,229		Boston Properties, Inc.	7,929,619

			13,767,151

		Shopping Centers: 0.5%
125,700	L	Regency Centers Corp.	4,407,042

			4,407,042

		Storage: 0.7%
70,180		Public Storage, Inc.	5,716,161

			5,716,161

		Total Real Estate Investment Trusts (Cost $46,305,443)	55,234,361

		Total Long-Term Investments (Cost $737,293,161)	808,533,507

SHORT-TERM INVESTMENTS: 1.8%

		Affiliated Mutual Fund: 1.0%
8,013,608		ING Institutional Prime Money Market Fund — Class I	8,013,608

		Total Mutual Fund (Cost $8,013,608)	8,013,608

Principal
Amount			Value

		Securities Lending CollateralCC: 0.8%
$6,732,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$6,732,000
214,360	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	171,488

		Total Securities Lending Collateral (Cost $6,946,360)	6,903,488

		Total Short-Term Investments (Cost $14,959,968)	14,917,096

	Total Investments in Securities
	(Cost $752,253,129)*	100.4%	$823,450,603
	Other Assets and Liabilities - Net	(0.4)	(3,163,862)

	Net Assets	100.0%	$820,286,741

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Pioneer Mid Cap Value Portfolio
as of December 31, 2009 (continued)

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.

*	Cost for federal income tax purposes is $771,551,452.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$68,825,398
Gross Unrealized Depreciation	(16,926,247)

Net Unrealized Appreciation	$51,899,151

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	12/31/2009

Asset Table
Investments, at value
Common Stock*	$753,299,146	$—	$—	$753,299,146
Real Estate Investment Trusts	55,234,361	—	—	55,234,361
Short-Term Investments	14,745,608	—	171,488	14,917,096

Total Investments, at value	$823,279,115	$—	$171,488	$823,450,603

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning					Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Realized	Appreciation/	Into	Out of	Balance at
	12/31/2008	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	12/31/2009

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$171,488	$—	$171,488

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$171,488	$—	$171,488

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Capital Appreciation Portfolio
as of December 31, 2009

Shares			Value

COMMON STOCK: 66.0%

		Aerospace/Defense: 4.2%
879,400		Goodrich Corp.	$56,501,450
309,900		Lockheed Martin Corp.	23,350,965
496,300		Northrop Grumman Corp.	27,718,355
580,700		United Technologies Corp.	40,306,387

			147,877,157

		Agriculture: 2.3%
491,500		Altria Group, Inc.	9,648,145
1,493,000		Philip Morris International, Inc.	71,947,670

			81,595,815

		Auto Parts & Equipment: 0.1%
29,209	@	Lear Corp.	1,975,697

			1,975,697

		Banks: 5.5%
2,936,802		Bank of America Corp.	44,228,238
1,422,100		JPMorgan Chase & Co.	59,258,907
683,600		State Street Corp.	29,763,944
2,352,300		Wells Fargo & Co.	63,488,577

			196,739,666

		Beverages: 1.5%
400		Coca-Cola Co.	22,800
893,500		PepsiCo, Inc.	54,324,800

			54,347,600

		Chemicals: 0.8%
161,800		Monsanto Co.	13,227,150
264,000		Sherwin-Williams Co.	16,275,600

			29,502,750

		Commercial Services: 1.3%
2,522,100		Western Union Co.	47,541,585

			47,541,585

		Computers: 1.7%
454,600		International Business Machines Corp.	59,507,140

			59,507,140

		Cosmetics/Personal Care: 1.3%
758,373		Procter & Gamble Co.	45,980,155

			45,980,155

		Distribution/Wholesale: 0.3%
408,800		Mitsubishi Corp.	10,182,631

			10,182,631

		Diversified Financial Services: 0.8%
771,468		Ameriprise Financial, Inc.	29,948,388

			29,948,388

		Electric: 3.8%
1,179,983		American Electric Power Co., Inc.	41,051,609
281,900		Entergy Corp.	23,070,696
81,500		FPL Group, Inc.	4,304,830
385,000	@	NRG Energy, Inc.	9,089,850
1,643,700		NV Energy, Inc.	20,349,006
917,500		OGE Energy Corp.	33,846,575
110,200		Pacific Gas & Electric Co.	4,920,430

			136,632,996

		Electronics: 1.1%
9,000	@	Thermo Fisher Scientific, Inc.	429,210
1,612,908		Tyco Electronics Ltd.	39,596,891

			40,026,101

		Environmental Control: 0.1%
170,100		Republic Services, Inc.	4,815,531

			4,815,531

		Food: 3.5%
718,600		Campbell Soup Co.	24,288,680
480,092		General Mills, Inc.	33,995,315
500		HJ Heinz Co.	21,380
1,249,800		Kellogg Co.	66,489,360

			124,794,735

		Gas: 1.1%
1,325,100		CenterPoint Energy, Inc.	19,227,201
343,042		Sempra Energy	19,203,491

			38,430,692

		Healthcare — Products: 7.1%
229,700		Baxter International, Inc.	13,478,796
149,100		Becton Dickinson & Co.	11,758,026
1,349,355	@	CareFusion Corp.	33,747,369
2,003,100		Covidien PLC	95,928,459
555,900		CR Bard, Inc.	43,304,610
702,302	@	Henry Schein, Inc.	36,941,085
184,300		Johnson & Johnson	11,870,763
108,933		Stryker Corp.	5,486,955

			252,516,063

		Household Products/Wares: 0.5%
257,600		Clorox Co.	15,713,600
74,100		Fortune Brands, Inc.	3,201,120

			18,914,720

		Insurance: 3.6%
1,579,500		AON Corp.	60,558,030
688,800		Metlife, Inc.	24,349,080
125,184		White Mountains Insurance Group Ltd.	41,643,709

			126,550,819

		Internet: 0.0%
10,000	@,L	AOL, Inc.	232,800

			232,800

		Media: 4.0%
2,169,500		Cablevision Systems Corp.	56,016,490
255,100	@	Discovery Communications, Inc. — Class C	6,765,252
2,682,833		Time Warner, Inc.	78,177,754

			140,959,496

		Miscellaneous Manufacturing: 3.6%
1,113,431		Danaher Corp.	83,730,011
1,252,300		Tyco International Ltd.	44,682,064

			128,412,075

		Oil & Gas: 3.2%
976,000	@	CNX Gas Corp.	28,811,520
954,000		ExxonMobil Corp.	65,053,260
138,100		Japan Petroleum Exploration Co.	6,089,219
269,500		Murphy Oil Corp.	14,606,900

			114,560,899

		Pharmaceuticals: 2.9%
248,700		Allergan, Inc.	15,670,587
430,961		Cardinal Health, Inc.	13,894,183

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Capital Appreciation Portfolio
as of December 31, 2009 (continued)

Shares			Value

		Pharmaceuticals (continued)
622,500		Merck & Co., Inc.	$22,746,150
2,893,937		Pfizer, Inc.	52,640,714

			104,951,634

		Pipelines: 3.2%
2,373,700		Spectra Energy Corp.	48,684,587
3,099,100		Williams Cos., Inc.	65,329,028

			114,013,615

		Real Estate: 0.3%
387,695	@,L	St. Joe Co.	11,200,509

			11,200,509

		Retail: 5.3%
244,600	@	Autozone, Inc.	38,663,922
739,900		CVS Caremark Corp.	23,832,179
552,400	@	Dollar General Corp.	12,390,332
2,876,400		Lowe’s Cos., Inc.	67,278,980
439,400		McDonald’s Corp.	27,436,136
348,300		Wal-Mart Stores, Inc.	18,616,635

			188,218,184

		Software: 1.6%
816,900		CA, Inc.	18,347,574
1,188,700	@	Electronic Arts, Inc.	21,099,425
581,000		Microsoft Corp.	17,714,690

			57,161,689

		Telecommunications: 1.0%
1,513,900		Vodafone Group PLC ADR	34,955,951

			34,955,951

		Toys/Games/Hobbies: 0.3%
351,400		Hasbro, Inc.	11,265,884

			11,265,884

		Total Common Stock (Cost $2,013,524,656)	2,353,812,977

PREFERRED STOCK: 2.4%

		Auto Parts & Equipment: 0.1%
16,390	@,P	Lear Corp.	1,212,860

			1,212,860

		Banks: 0.7%
1,721,600	@	Bank of America Corp.	25,686,272

			25,686,272

		Diversified Financial Services: 0.4%
385,100		Affiliated Managers Group, Inc.	15,404,000

			15,404,000

		Food: 0.1%
42	#,I	HJ Heinz Finance Co.	4,368,000

			4,368,000

		Housewares: 0.3%
333,900	P	Newell Financial Trust I	11,769,975

			11,769,975

		Insurance: 0.5%
308,200		Aspen Insurance Holdings Ltd.	16,186,664

			16,186,664

		Oil & Gas: 0.0%
15,400		Goodrich Petroleum Corp.	673,750

			673,750

		Sovereign: 0.0%
164	@,P	Federal National Mortgage Association — Convertible Series 2004-1	492,000

			492,000

		Telecommunications: 0.3%
171,700		Crown Castle International Corp.	10,216,150

			10,216,150

		Total Preferred Stock (Cost $103,800,573)	86,009,671

WARRANTS: 0.0%

		Auto Parts & Equipment: 0.0%
4,076		Lear Corp.	257,603

		Total Warrants (Cost $190,398)	257,603

No. of
Contracts			Value

POSITIONS IN PURCHASED OPTIONS: 0.0%

		Exchange-Traded Call Options: 0.0%
111		Danaher Corp.
		Strike @ 80 — Exp 01/16/10	$1,110
114		International Paper Co.
		Strike @ 35 — Exp 01/16/10	570
345		Johnson & Johnson Strike @ 65 — Exp 01/16/10	15,180
212		Johnson & Johnson Strike @ 70 — Exp 01/16/10	848
902		Wellpoint Inc.
		Strike @ 50 — Exp 01/16/10	796,466
42		Northrop Grumman Corp.
		Strike @ 80 — Exp 01/16/10	210
107		Automatic Data Processing, Inc.
		Strike @ 50 — Exp 01/16/10	535

		Total Positions in Purchased Options (Cost $973,421)	814,919

Principal
Amount			Value

CORPORATE BONDS/NOTES: 21.4%

		Aerospace/Defense: 0.0%
$1,715,000	#,I	BAE Systems Holdings, Inc., 6.375%, due 06/01/19	$1,848,058

			1,848,058

		Agriculture: 0.2%
6,000,000		Reynolds Consumer Products, 6.250%, due 11/05/15	6,045,000

			6,045,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Capital Appreciation Portfolio
as of December 31, 2009 (continued)

Principal
Amount			Value

		Airlines: 0.2%
$1,220,000		American Airlines Pass-Through Trust, 10.375%, due 07/02/19	$1,348,100
2,790,000		Continental Airlines, Inc., 9.000%, due 07/08/16	2,985,300
2,445,000		Delta Airlines, Inc., 7.750%, due 12/17/19	2,493,900

			6,827,300

		Auto Parts & Equipment: 0.2%
827,311		Lear Corp., due 11/09/12	832,999
5,600,000		Lear Corp., 2.735%, due 01/03/14	5,291,126
2,578,125		Lear Corp., 7.500%, due 11/30/14	2,595,313

			8,719,438

		Biotechnology: 0.6%
1,558,125		Invitrogen Corp., 5.250%, due 06/11/15	1,570,461
20,874,000		Millipore Corp., 3.750%, due 06/01/26	21,630,683

			23,201,144

		Building Materials: 1.4%
1,336,706		Georgia-Pacific Corp., 2.280%, due 08/22/14	1,330,842
25,435,607		Georgia-Pacific Corp., 2.302%, due 12/20/12	24,634,385
22,724,718		Georgia-Pacific Corp., 3.506%, due 12/23/14	22,673,587

			48,638,814

		Chemicals: 0.1%
1,295,007		Ashland, Inc., 7.650%, due 05/20/14	1,316,698
1,500,000		Nalco, Co., 6.500%, due 05/01/16	1,454,375

			2,771,073

		Coal: 0.7%
24,423,000		Peabody Energy Corp., 4.750%, due 12/15/41	24,789,345
1,200,000		Peabody Energy Corp., 6.875%, due 03/15/13	1,219,500

			26,008,845

		Cosmetics/Personal Care: 0.1%
2,205,000		Procter & Gamble Co., 5.500%, due 02/01/34	2,262,972

			2,262,972

		Diversified Financial Services: 0.8%
5,125,000		Janus Capital Group, Inc., 6.950%, due 06/15/17	4,837,426
10,199,560		Nuveen Investments, 3.282%, due 11/09/14	8,967,963
6,500,000		Pinnacle Foods Finance LLC, 2.985%, due 04/02/14	6,074,790
2,500,000		Pinnacle Foods Finance LLC, 6.500%, due 04/02/14	2,519,533
3,875,000		Teco Finance, Inc., 7.000%, due 05/01/12	4,137,752
3,250,000		Universal City Development Partners Ltd., 6.500%, due 10/20/14	3,267,063

			29,804,527

		Electric: 0.6%
985,000		Black Hills Corp., 9.000%, due 05/15/14	1,124,327
7,875,000	#	Calpine Construction Finance Co. L.P., 8.000%, due 06/01/16	8,150,625
1,405,000		Dominion Resources, Inc., 5.200%, due 08/15/19	1,429,590
1,380,000	#,I	Kansas Gas & Electric, 6.700%, due 06/15/19	1,536,332
2,440,000		Otter Tail Corp., 9.000%, due 12/15/16	2,501,000
2,455,000		Pacific Gas & Electric Co., 1.206%, due 06/10/10	2,465,139
2,270,000		Public Service Co. of Colorado, 5.125%, due 06/01/19	2,365,676
2,745,000		Virginia Electric and Power Co., 6.000%, due 01/15/36	2,849,870

			22,422,559

		Electrical Components & Equipment: 0.1%
2,620,000		Sunpower Corp. — Class A, 4.750%, due 04/15/14	2,996,625

			2,996,625

		Electronics: 0.3%
1,220,000		Agilent Technologies, Inc., 5.500%, due 09/14/15	1,280,367
9,135,000		Newport Corp., 2.500%, due 02/15/12	8,392,781

			9,673,148

		Environmental Control: 0.0%
1,467,000	#,I	Republic Services, Inc., 5.500%, due 09/15/19	1,492,451

			1,492,451

		Food: 0.7%
4,175,000		Kellogg Co., 4.450%, due 05/30/16	4,305,256
1,230,000		Kellogg Co., 5.125%, due 12/03/12	1,335,781
2,570,000		Kraft Foods, Inc., 6.125%, due 02/01/18	2,706,768
7,500,000		WM Wrigley Jr. Co., 3.003%, due 12/11/12	7,507,365
7,500,000		WM Wrigley Jr. Co., 3.253%, due 12/11/14	7,519,650

			23,374,820

		Forest Products & Paper: 0.1%
2,300,000	#,S	Georgia-Pacific Corp., 8.250%, due 05/01/16	2,449,500

			2,449,500

		Gas: 0.0%
1,240,000		Atmos Energy Corp., 8.500%, due 03/15/19	1,508,640

			1,508,640

		Healthcare — Products: 0.3%
1,230,000		Beckman Coulter, Inc., 7.000%, due 06/01/19	1,396,364
2,435,000	#,I	CareFusion Corp., 6.375%, due 08/01/19	2,611,416
4,660,000		Johnson & Johnson, 5.950%, due 08/15/37	5,143,345

			9,151,125

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Capital Appreciation Portfolio
as of December 31, 2009 (continued)

Principal
Amount			Value

		Healthcare — Services: 0.9%
$24,247,975		HCA, Inc., 1.751%, due 11/18/12	$23,210,695
10,265,000		LifePoint Hospitals, Inc., 3.250%, due 08/15/25	9,507,956

			32,718,651

		Household Products/Wares: 0.2%
2,275,000		Fortune Brands, Inc., 5.125%, due 01/15/11	2,347,004
4,920,000		Fortune Brands, Inc., 6.375%, due 06/15/14	5,274,201

			7,621,205

		Internet: 0.0%
1,214,000		VeriSign, Inc., 3.250%, due 08/15/37	1,085,013

			1,085,013

		Iron/Steel: 0.2%
3,406,000		United States Steel Corp., (Convertible), 4.000%, due 05/15/14	6,399,023

			6,399,023

		Lodging: 0.3%
3,061,000	#,I	Hyatt Hotels Corp., 6.875%, due 08/15/19	3,062,821
6,252,320		MGM Mirage, Inc., 6.000%, due 10/03/11	5,845,919
825,000	#	MGM Mirage, Inc., 10.375%, due 05/15/14	899,250
1,075,000	#	MGM Mirage, Inc., 11.125%, due 11/15/17	1,195,938

			11,003,928

		Machinery — Diversified: 0.1%
3,810,000		Roper Industries, Inc., 6.250%, due 09/01/19	3,973,640

			3,973,640

		Media: 3.5%
750,000		CCO Holdings, LLC, 2.757%, due 09/06/14	766,313
16,500,000		Charter Communications, 2.251%, due 03/06/14	15,503,120
3,731,061		Charter Communications, 7.250%, due 03/06/14	3,812,211
5,138,514		CSC Holdings, Inc., 1.300%, due 02/24/12	4,986,501
17,479,381		CSC Holdings, Inc., 2.050%, due 03/30/16	17,133,430
9,300,000		CSC Holdings, Inc., 7.625%, due 04/01/11	9,648,750
870,000	#,I	DirecTV Holdings, LLC, 5.875%, due 10/01/19	886,505
5,939,241		Discovery Communications, Inc., 2.251%, due 05/14/14	5,809,320
6,218,750		Discovery Communications, Inc. — Class C, 5.250%, due 05/14/14	6,292,598
11,628,000		Liberty Media Corp., 3.125%, due 03/30/23	11,758,815
3,491,071		Sirius Satelite Radio, Inc., 2.563%, due 12/20/12	3,285,245
2,375,000	#	Sirius XM Radio, Inc., 9.750%, due 09/01/15	2,511,563
9,348,000		Time Warner, Inc., 6.875%, due 05/01/12	10,239,201
27,886,746		Weather Channel, 7.250%, due 10/15/15	28,172,586
3,250,000	#	XM Satellite Radio, Inc., 11.250%, due 06/15/13	3,510,000

			124,316,158

		Mining: 1.1%
20,375,000		Freeport-McMoRan Copper & Gold, Inc., 3.881%, due 04/01/15	20,285,961
3,055,000	L	Newmont Mining Corp., 1.250%, due 07/15/14	3,826,388
7,641,000		Newmont Mining Corp., 1.625%, due 07/15/17	9,503,494
3,175,000		Teck Resources Ltd., 9.750%, due 05/15/14	3,679,031
2,400,000		Teck Resources Ltd., 10.750%, due 05/15/19	2,880,000

			40,174,874

		Miscellaneous Manufacturing: 0.4%
630,000		Actuant Corp., 2.000%, due 11/15/23	683,550
5,000,000		Rexnord, LLC, 2.813%, due 07/19/13	4,721,875
4,915,000		Tyco Electronics Group S.A., 6.000%, due 10/01/12	5,218,118
2,570,000		Tyco Electronics Group S.A., 6.550%, due 10/01/17	2,661,299

			13,284,842

		Oil & Gas: 0.9%
1,230,000		Anadarko Petroleum Corp., 8.700%, due 03/15/19	1,532,562
2,455,000		ConocoPhillips, 6.500%, due 02/01/39	2,734,055
1,575,000		Devon Energy Corp., 6.300%, due 01/15/19	1,756,755
3,600,000	#,S	Forest Oil Corp., 8.500%, due 02/15/14	3,780,000
622,000		Goodrich Petroleum Corp., 3.250%, due 12/01/26	576,128
2,460,000		Hess Corp., 8.125%, due 02/15/19	2,971,616
1,125,000		PetroHawk Energy Corp., 10.500%, due 08/01/14	1,234,688
1,715,000		Pride International, Inc., 8.500%, due 06/15/19	1,989,400
1,220,000		Questar Market Resources, Inc., 6.800%, due 03/01/20	1,273,945
3,400,000		Quicksilver Resources, Inc., 11.750%, due 01/01/16	3,876,000
2,125,000		Range Resources Corp., 8.000%, due 05/15/19	2,284,375
3,685,000		Shell International Finance BV, 6.375%, due 12/15/38	4,168,973
1,060,000		XTO Energy, Inc., 6.500%, due 12/15/18	1,213,358
2,440,000		XTO Energy, Inc., 6.750%, due 08/01/37	2,883,829

			32,275,684

		Oil & Gas Services: 0.5%
13,608,000		Oil States International, Inc., 2.375%, due 07/01/25	18,881,100

			18,881,100

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Capital Appreciation Portfolio
as of December 31, 2009 (continued)

Principal
Amount			Value

		Packaging & Containers: 0.1%
$1,325,000		Ball Corp., 7.375%, due 09/01/19	$1,368,063
1,125,000		Silgan Holdings, Inc., 7.250%, due 08/15/16	1,161,563

			2,529,626

		Pharmaceuticals: 0.3%
1,750,000		Butler Schein Animal Health, due 12/31/15	1,756,563
6,181,000	L	Valeant Pharmaceuticals International, 4.000%, due 11/15/13	7,417,200

			9,173,763

		Pipelines: 0.5%
2,445,000		Boardwalk Pipelines L.P., 5.750%, due 09/15/19	2,415,215
2,815,000		Buckeye Partners L.P., 5.500%, due 08/15/19	2,811,712
1,415,000	#,I	Gulfstream Natural Gas System LLC, 6.950%, due 06/01/16	1,565,811
550,000		Magellan Midstream Partners L.P., 6.550%, due 07/15/19	598,100
1,208,000	#,I	Southeast Supply Header LLC, 4.850%, due 08/15/14	1,233,472
1,270,000		Spectra Energy Capital, LLC, 5.650%, due 03/01/20	1,284,082
1,550,000		Tennessee Gas Pipeline Co., 8.000%, due 02/01/16	1,786,375
6,525,000		Williams Cos., Inc., 8.125%, due 03/15/12	7,167,478

			18,862,245

		Real Estate: 0.7%
9,420,000	#,±, L	General Growth Properties, Inc., 3.980%, due 04/15/27	8,972,550
15,463,000	#,I	Host Hotels & Resorts L.P., 2.625%, due 04/15/27	14,573,878

			23,546,428

		Retail: 1.0%
17,237,000	+	Group 1 Automotive, Inc., 2.250% (step rate 2.000%), due 06/15/36	13,294,036
615,000		Home Depot, Inc., 4.625%, due 08/15/10	629,676
6,110,000		Home Depot, Inc., 5.400%, due 03/01/16	6,404,673
3,175,000		Penske Auto Group, Inc., 7.750%, due 12/15/16	3,087,688
9,735,406		Rite Aid Co., 1.990%, due 06/04/14	8,601,231
1,230,000		Walgreen Co., 4.875%, due 08/01/13	1,321,914
1,568,000		Wal-Mart Stores, Inc., 3.200%, due 05/15/14	1,598,393

			34,937,611

		Semiconductors: 1.8%
44,203,000		Linear Technology Corp., 3.000%, due 05/01/27	44,534,523
22,280,000		Xilinx, Inc., 3.125%, due 03/15/37	20,720,400

			65,254,923

		Software: 0.7%
28,427,296		First Data Corp., 3.001%, due 09/24/14	25,364,255

			25,364,255

		Telecommunications: 1.8%
9,825,000	#	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, due 05/01/17	10,512,750
4,905,000		Cellco Partnership / Verizon Wireless Capital, LLC, 2.869%, due 05/20/11	5,073,511
1,715,000		Cellco Partnership / Verizon Wireless Capital, LLC, 3.750%, due 05/20/11	1,769,043
8,150,000		Crown Castle International Corp., 9.000%, due 01/15/15	8,720,500
735,000		Harris Corp., 6.375%, due 06/15/19	795,059
13,645,000		JDS Uniphase Corp., 1.000%, due 05/15/26	11,734,700
8,804,000		Lucent Technologies, Inc., 2.875%, due 06/15/25	7,549,430
1,075,000	L	MetroPCS Wireless, Inc., 9.250%, due 11/01/14	1,093,813
4,575,000		MetroPCS Wireless, Inc., 9.250%, due 11/01/14	4,655,063
2,656,000		SBA Communications Corp., 1.875%, due 05/01/13	2,739,000
825,000	#	SBA Telecommunications, Inc., 8.000%, due 08/15/16	866,250
625,000	#	SBA Telecommunications, Inc., 8.250%, due 08/15/19	665,625
775,000		Sprint Capital Corp., 6.900%, due 05/01/19	716,875
7,025,000		Sprint Capital Corp., 8.375%, due 03/15/12	7,306,000

			64,197,619

		Total Corporate Bonds/Notes (Cost $710,567,251)	764,796,627

		Total Long-Term Investments (Cost $2,829,056,299)	3,205,691,797

Shares			Value

SHORT-TERM INVESTMENTS: 12.1%

		Mutual Fund: 11.8%
421,448,452		T. Rowe Price Reserve Investment Fund	$421,448,452

		Total Mutual Fund (Cost $421,448,452)	421,448,452

Principal
Amount			Value

		Securities Lending CollateralCC: 0.3%
$10,357,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$10,357,000
2,552,122	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	2,041,698

		Total Securities Lending Collateral (Cost $12,909,122)	12,398,698

		Total Short-Term Investments (Cost $434,357,574)	433,847,150

	Total Investments in Securities
	(Cost $3,263,413,873)*	101.9%	$3,639,538,947
	Other Assets and Liabilities - Net	(1.9)	(69,290,849)

	Net Assets	100.0%	$3,570,248,098

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Capital Appreciation Portfolio
as of December 31, 2009 (continued)

@	Non-income producing security
ADR	American Depositary Receipt
+	Step basis bonds. Interest rates shown reflect current and next coupon rates.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
±	Defaulted security

*	Cost for federal income tax purposes is $3,306,866,912.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$379,931,939
Gross Unrealized Depreciation	(47,259,904)

Net Unrealized Appreciation	$332,672,035

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	12/31/2009

Asset Table
Investments, at value
Common Stock
Aerospace/Defense	$147,877,157	$—	$—	$147,877,157
Agriculture	81,595,815	—	—	81,595,815
Auto Parts & Equipment	1,975,697	—	—	1,975,697
Banks	196,739,666	—	—	196,739,666
Beverages	54,347,600	—	—	54,347,600
Chemicals	29,502,750	—	—	29,502,750
Commercial Services	47,541,585	—	—	47,541,585
Computers	59,507,140	—	—	59,507,140
Cosmetics/Personal Care	45,980,155	—	—	45,980,155
Distribution/Wholesale	—	10,182,631	—	10,182,631
Diversified Financial Services	29,948,388	—	—	29,948,388
Electric	136,632,996	—	—	136,632,996
Electronics	40,026,101	—	—	40,026,101
Environmental Control	4,815,531	—	—	4,815,531
Food	124,794,735	—	—	124,794,735
Gas	38,430,692	—	—	38,430,692
Healthcare — Products	252,516,063	—	—	252,516,063
Household Products/Wares	18,914,720	—	—	18,914,720
Insurance	126,550,819	—	—	126,550,819
Internet	232,800	—	—	232,800
Media	140,959,496	—	—	140,959,496
Miscellaneous Manufacturing	128,412,075	—	—	128,412,075
Oil & Gas	108,471,680	6,089,219	—	114,560,899
Pharmaceuticals	104,951,634	—	—	104,951,634
Pipelines	114,013,615	—	—	114,013,615
Real Estate	11,200,509	—	—	11,200,509
Retail	188,218,184	—	—	188,218,184
Software	57,161,689	—	—	57,161,689
Telecommunications	34,955,951	—	—	34,955,951
Toys/Games/Hobbies	11,265,884	—	—	11,265,884

Total Common Stock	2,337,541,127	16,271,850	—	2,353,812,977

Preferred Stock	—	86,009,671	—	86,009,671
Warrants	257,603	—	—	257,603
Positions In Purchased Options	814,349	570	—	814,919
Corporate Bonds/Notes	—	764,796,627	—	764,796,627
Short-Term Investments	10,357,000	421,448,452	2,041,698	433,847,150

Total Investments, at value	$2,348,970,079	$1,288,527,170	$2,041,698	$3,639,538,947

Liabilities Table
Other Financial Instruments+:
Written options	(8,792,906)	—	—	(8,792,906)

Total Liabilities	$(8,792,906)	$—	$—	$(8,792,906)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning					Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Realized	Appreciation/	Into	Out of	Balance
	12/31/2008	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	at 12/31/2009

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$2,041,698	$—	$2,041,698

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$2,041,698	$—	$2,041,698

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Capital Appreciation Portfolio
as of December 31, 2009 (continued)

measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date. Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments under FASB ASC 815	of Assets and Liabilities	Fair Value

Asset Derivatives

Equity contracts	Investments in securities at value*	$814,919

Total Asset Derivatives		$814,919

Liability Derivatives

Equity contracts	Written options	$8,792,906

Total Liability Derivatives		$8,792,906

*	Includes purchased options

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

	Amount of Realized Gain or (Loss) on
Derivatives not accounted for as	Derivatives Recognized in Income
hedging instruments under FASB ASC 815	Investments*	Written options	Total

Equity contracts	$(562,965)	$(414,936)	$(977,901)

Total	$(562,965)	$(414,936)	$(977,901)

	Change in Unrealized Appreciation
	or (Depreciation) on
Derivatives not accounted for as	Derivatives Recognized in Income
hedging instruments under FASB ASC 815	Investments*	Written options	Total

Equity contracts	$742,373	$492,338	$1,234,711

Total	$742,373	$492,338	$1,234,711

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

ING T. Rowe Price Capital Appreciation Portfolio Written Options Open on December 31, 2009:

Exchange-Traded Call Options

		Expiration	# of	Premium
Description/Name of Issuer	Exercise	Date	Contracts	Received	Value

Coca-Cola Co.	52.50	01/16/10	4	$699	$(1,976)
Exxon-Mobile Corp.	75.00	01/22/11	4,856	2,446,054	(1,529,640)
Exxon-Mobile Corp.	80.00	01/22/11	2,298	926,731	(432,024)
H J Heinz Co.	40.00	01/16/10	5	485	(1,475)
Johnson & Johnson	70.00	01/22/11	921	216,650	(193,410)
Microsoft Corp.	22.50	01/16/10	2,265	406,611	(1,879,950)
Pfizer Inc.	20.00	01/22/11	28,414	2,673,961	(3,324,438)
Procter & Gamble Co.	60.00	01/16/10	4,396	761,451	(540,708)
Procter & Gamble Co.	65.00	01/22/11	2,762	1,028,680	(886,602)
Wal-Mart Stores Inc.	60.00	01/16/10	2,683	685,073	(2,683)

				$9,146,395	$(8,792,906)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Equity Income Portfolio
as of December 31, 2009

Shares			Value

COMMON STOCK: 96.1%

		Aerospace/Defense: 1.7%
248,700		Boeing Co.	$13,462,131
106,000		Lockheed Martin Corp.	7,987,100

			21,449,231

		Airlines: 0.6%
666,200		Southwest Airlines Co.	7,614,666

			7,614,666

		Banks: 12.3%
294,100	@,L	Allied Irish Banks PLC ADR	1,032,291
1,902,019		Bank of America Corp.	28,644,406
529,600		Bank of New York Mellon Corp.	14,812,912
240,600		Capital One Financial Corp.	9,224,604
1,064,944		JPMorgan Chase & Co.	44,376,216
715,200		Keycorp	3,969,360
335,500		Marshall & Ilsley Corp.	1,828,475
686,700		Regions Financial Corp.	3,632,643
419,000		SunTrust Bank	8,501,510
858,300		US Bancorp.	19,320,333
891,500		Wells Fargo & Co.	24,061,585

			159,404,335

		Biotechnology: 0.6%
140,500	@	Amgen, Inc.	7,948,085

			7,948,085

		Building Materials: 0.9%
639,400		Masco Corp.	8,830,114
218,800	@,L	USG Corp.	3,074,140

			11,904,254

		Chemicals: 1.7%
347,000		EI Du Pont de Nemours & Co.	11,683,490
261,400		International Flavors & Fragrances, Inc.	10,753,996

			22,437,486

		Coal: 0.1%
23,200		Consol Energy, Inc.	1,155,360

			1,155,360

		Commercial Services: 0.2%
108,100		H&R Block, Inc.	2,445,222

			2,445,222

		Computers: 1.6%
227,800	@	Computer Sciences Corp.	13,105,334
514,000	@	Dell, Inc.	7,381,040

			20,486,374

		Distribution/Wholesale: 0.4%
145,900		Genuine Parts Co.	5,538,364

			5,538,364

		Diversified Financial Services: 4.2%
715,500		American Express Co.	28,992,061
332,100		Legg Mason, Inc.	10,016,136
261,600		NYSE Euronext	6,618,480
768,000	@	SLM Corp.	8,655,360

			54,282,037

		Electric: 6.3%
194,400		Constellation Energy Group, Inc.	6,837,048
524,600		Duke Energy Corp.	9,028,366
130,100		Entergy Corp.	10,647,384
82,900		Exelon Corp.	4,051,323
109,400		FirstEnergy Corp.	5,081,630
133,800	@	NRG Energy, Inc.	3,159,018
189,800		Pacific Gas & Electric Co.	8,474,570
194,400		Pinnacle West Capital Corp.	7,111,152
167,900		PPL Corp.	5,424,849
246,100		Progress Energy, Inc.	10,092,561
174,500		TECO Energy, Inc.	2,830,390
455,700		Xcel Energy, Inc.	9,669,954

			82,408,245

		Food: 2.5%
474,300		Hershey Co.	16,975,197
361,500		Kraft Foods, Inc.	9,825,570
145,900		McCormick & Co., Inc.	5,271,367

			32,072,134

		Forest Products & Paper: 2.5%
675,293		International Paper Co.	18,084,347
312,200		MeadWestvaco Corp.	8,938,286
119,400		Weyerhaeuser Co.	5,150,916

			32,173,549

		Gas: 1.0%
181,100		CenterPoint Energy, Inc.	2,627,761
650,400		NiSource, Inc.	10,003,152

			12,630,913

		Hand/Machine Tools: 0.5%
91,200		Black & Decker Corp.	5,912,496

			5,912,496

		Healthcare — Products: 0.9%
189,400		Johnson & Johnson	12,199,254

			12,199,254

		Healthcare — Services: 0.5%
110,700	@	WellPoint, Inc.	6,452,703

			6,452,703

		Home Builders: 0.2%
218,800		D.R. Horton, Inc.	2,378,356

			2,378,356

		Home Furnishings: 1.4%
123,200		Harman International Industries, Inc.	4,346,496
169,000		Whirlpool Corp.	13,631,540

			17,978,036

		Household Products/Wares: 2.7%
244,600		Avery Dennison Corp.	8,925,454
376,400		Fortune Brands, Inc.	16,260,480
151,900		Kimberly-Clark Corp.	9,677,549

			34,863,483

		Insurance: 3.6%
111,000		Chubb Corp.	5,458,980
397,577		Lincoln National Corp.	9,891,716
592,400		Marsh & McLennan Cos., Inc.	13,080,192
300,600	@	Progressive Corp.	5,407,794
288,000	L	Sun Life Financial, Inc.	8,271,360
97,292		Travelers Cos., Inc.	4,850,979

			46,961,021

		Internet: 0.6%
338,300	@	eBay, Inc.	7,963,582

			7,963,582

		Iron/Steel: 1.1%
295,100		Nucor Corp.	13,766,415

			13,766,415

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Equity Income Portfolio
as of December 31, 2009 (continued)

Shares			Value

		Leisure Time: 0.5%
273,300		Harley-Davidson, Inc.	$6,887,160

			6,887,160

		Lodging: 1.0%
340,725		Marriott International, Inc.	9,284,756
375,400	@	MGM Mirage, Inc.	3,423,648

			12,708,404

		Machinery — Diversified: 1.0%
247,600		Deere & Co.	13,392,684

			13,392,684

		Media: 5.3%
380,000		Cablevision Systems Corp.	9,811,600
439,800		McGraw-Hill Cos., Inc.	14,737,698
547,100	@	New York Times Co.	6,762,156
606,766		Time Warner, Inc.	17,681,161
497,400		Walt Disney Co.	16,041,150
386,300		WPP PLC	3,778,122

			68,811,887

		Mining: 1.3%
364,700		Alcoa, Inc.	5,878,964
201,800		Vulcan Materials Co.	10,628,806

			16,507,770

		Miscellaneous Manufacturing: 7.6%
284,700		3M Co.	23,536,149
193,000	@	Cooper Industries PLC	8,229,520
72,900		Eaton Corp.	4,637,898
1,995,000		General Electric Co.	30,184,349
323,000		Honeywell International, Inc.	12,661,600
357,100		Illinois Tool Works, Inc.	17,137,229
73,100		Pall Corp.	2,646,220

			99,032,965

		Oil & Gas: 11.5%
225,800		Anadarko Petroleum Corp.	14,094,436
283,724		BP PLC ADR	16,447,480
450,890		Chevron Corp.	34,714,021
113,100		ConocoPhillips	5,776,017
455,424		ExxonMobil Corp.	31,055,363
284,700		Murphy Oil Corp.	15,430,740
432,800		Royal Dutch Shell PLC ADR — Class A	26,015,608
236,400		Sunoco, Inc.	6,170,040

			149,703,705

		Oil & Gas Services: 1.5%
200,000		BJ Services Co.	3,720,000
248,700		Schlumberger Ltd.	16,187,883

			19,907,883

		Pharmaceuticals: 3.3%
455,700		Bristol-Myers Squibb Co.	11,506,425
327,800		Eli Lilly & Co.	11,705,738
418,000		Merck & Co., Inc.	15,273,720
276,676		Pfizer, Inc.	5,032,736

			43,518,619

		Pipelines: 0.7%
291,550		Spectra Energy Corp.	5,979,691
155,400		Williams Cos., Inc.	3,275,832

			9,255,523

		Retail: 4.0%
364,300	@	Bed Bath & Beyond, Inc.	14,072,909
740,000		Home Depot, Inc.	21,408,200
255,300		Macy’s, Inc.	4,278,828
179,300		Tiffany & Co.	7,709,900
91,600		Wal-Mart Stores, Inc.	4,896,020

			52,365,857

		Semiconductors: 1.9%
397,900		Analog Devices, Inc.	12,565,682
336,100		Applied Materials, Inc.	4,685,234
386,900		Intel Corp.	7,892,760

			25,143,676

		Software: 2.0%
286,700	@,L	Electronic Arts, Inc.	5,088,925
701,200		Microsoft Corp.	21,379,588

			26,468,513

		Telecommunications: 4.7%
952,203		AT&T, Inc.	26,690,250
229,400	@	Cisco Systems, Inc.	5,491,836
1,873,500		Qwest Communications International, Inc.	7,887,435
831,400	@	Sprint Nextel Corp.	3,042,924
390,950		Verizon Communications, Inc.	12,952,174
2,262,100		Vodafone Group PLC	5,238,363

			61,302,982

		Toys/Games/Hobbies: 0.7%
465,000		Mattel, Inc.	9,290,700

			9,290,700

		Transportation: 1.0%
233,400		United Parcel Service, Inc. — Class B	13,390,158

			13,390,158

		Total Common Stock (Cost $1,285,266,067)	1,250,114,087

Principal
Amount			Value

CORPORATE BONDS/NOTES: 0.5%

		Auto Manufacturers: 0.5%
$5,354,000		Ford Motor Co., 4.250%, due 12/15/36	$6,786,195

		Total Corporate Bonds/Notes (Cost $2,908,125)	6,786,195

		Total Long-Term Investments (Cost $1,288,174,192)	1,256,900,282

Shares			Value

SHORT-TERM INVESTMENTS: 3.6%

		Mutual Fund: 3.3%
43,343,462		T. Rowe Price Reserve Investment Fund	$43,343,462

		Total Mutual Fund (Cost $43,343,462)	43,343,462

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Equity Income Portfolio
as of December 31, 2009 (continued)

Principal
Amount			Value

		Securities Lending CollateralCC: 0.3%
$1,614,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$1,614,000
2,183,316	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	1,746,652

		Total Securities Lending Collateral (Cost $3,797,316)	3,360,652

		Total Short-Term Investments (Cost $47,140,778)	46,704,114

	Total Investments in Securities
	(Cost $1,335,314,970)*	100.2%	$1,303,604,396
	Other Assets and Liabilities - Net	(0.2)	(2,343,766)

	Net Assets	100.0%	$1,301,260,630

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.

*	Cost for federal income tax purposes is $1,350,656,366.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$125,888,212
Gross Unrealized Depreciation	(172,940,182)

Net Unrealized Depreciation	$(47,051,970)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	12/31/2009

Asset Table
Investments, at value
Common Stock
Aerospace/Defense	$21,449,231	$—	$—	$21,449,231
Airlines	7,614,666	—	—	7,614,666
Banks	159,404,335	—	—	159,404,335
Biotechnology	7,948,085	—	—	7,948,085
Building Materials	11,904,254	—	—	11,904,254
Chemicals	22,437,486	—	—	22,437,486
Coal	1,155,360	—	—	1,155,360
Commercial Services	2,445,222	—	—	2,445,222
Computers	20,486,374	—	—	20,486,374
Distribution/Wholesale	5,538,364	—	—	5,538,364
Diversified Financial Services	54,282,037	—	—	54,282,037
Electric	82,408,245	—	—	82,408,245
Food	32,072,134	—	—	32,072,134
Forest Products & Paper	32,173,549	—	—	32,173,549
Gas	12,630,913	—	—	12,630,913
Hand/Machine Tools	5,912,496	—	—	5,912,496
Healthcare — Products	12,199,254	—	—	12,199,254
Healthcare — Services	6,452,703	—	—	6,452,703
Home Builders	2,378,356	—	—	2,378,356
Home Furnishings	17,978,036	—	—	17,978,036
Household Products/Wares	34,863,483	—	—	34,863,483
Insurance	46,961,021	—	—	46,961,021
Internet	7,963,582	—	—	7,963,582
Iron/Steel	13,766,415	—	—	13,766,415
Leisure Time	6,887,160	—	—	6,887,160
Lodging	12,708,404	—	—	12,708,404
Machinery — Diversified	13,392,684	—	—	13,392,684
Media	65,033,765	3,778,122	—	68,811,887
Mining	16,507,770	—	—	16,507,770
Miscellaneous Manufacturing	99,032,965	—	—	99,032,965
Oil & Gas	149,703,705	—	—	149,703,705
Oil & Gas Services	19,907,883	—	—	19,907,883
Pharmaceuticals	43,518,619	—	—	43,518,619
Pipelines	9,255,523	—	—	9,255,523
Retail	52,365,857	—	—	52,365,857
Semiconductors	25,143,676	—	—	25,143,676
Software	26,468,513	—	—	26,468,513
Telecommunications	56,064,619	5,238,363	—	61,302,982
Toys/Games/Hobbies	9,290,700	—	—	9,290,700
Transportation	13,390,158	—	—	13,390,158

Total Common Stock	$1,241,097,602	$9,016,485	$—	$1,250,114,087

Corporate Bonds/Notes	—	6,786,195	—	6,786,195
Short-Term Investments	1,614,000	43,343,462	1,746,652	46,704,114

Total Investments, at value	$1,242,711,602	$59,146,142	$1,746,652	$1,303,604,396

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning					Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Realized	Appreciation/	Into	Out of	Balance at
	12/31/2008	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	12/31/2009

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$1,746,652	$—	$1,746,652

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$1,746,652	$—	$1,746,652

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Equity Income Portfolio
as of December 31, 2009 (continued)

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Global Franchise Portfolio
as of December 31, 2009

Shares			Value

COMMON STOCK: 96.0%

		Finland: 3.3%
259,769		Kone OYJ	$11,132,115

			11,132,115

		France: 2.9%
159,343	L	Groupe Danone	9,768,012

			9,768,012

		Japan: 2.4%
339,900		Kao Corp.	7,966,141

			7,966,141

		Netherlands: 6.7%
840,562		Reed Elsevier NV	10,313,133
564,592		Wolters Kluwer NV	12,347,449

			22,660,582

		Sweden: 5.1%
789,721		Swedish Match AB	17,265,889

			17,265,889

		Switzerland: 9.0%
377,919		Nestle S.A.	18,341,782
223,822		Novartis AG	12,222,750

			30,564,532

		United Kingdom: 33.6%
847,346		British American Tobacco PLC	27,507,624
1,094,018		Cadbury PLC	14,066,422
479,968		Diageo PLC	8,373,566
1,539,236		Experian Group Ltd.	15,204,092
640,866		Imperial Tobacco Group PLC	20,217,589
240,000		Reckitt Benckiser PLC	12,991,200
483,244		Unilever PLC	15,490,531

			113,851,024

		United States: 33.0%
137,280		Brown-Forman Corp.	7,354,090
204,036	@,L	Career Education Corp.	4,756,079
329,542		Dr Pepper Snapple Group, Inc.	9,326,039
459,368	@	eBay, Inc.	10,813,523
153,008		Fortune Brands, Inc.	6,609,946
196,913		Kellogg Co.	10,475,772
292,868		McGraw-Hill Cos., Inc.	9,814,007
316,375		Moody’s Corp.	8,478,850
329,256		Philip Morris International, Inc.	15,866,847
219,693		Procter & Gamble Co.	13,319,987
138,908		Scotts Miracle-Gro Co.	5,460,473
157,340	@	Starbucks Corp.	3,628,260
206,593		Weight Watchers International, Inc.	6,024,252

			111,928,125

		Total Common Stock (Cost $293,316,675)	325,136,420

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 0.8%

		Securities Lending Collateralcc: 0.8%
$2,102,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$2,102,000
727,587	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	582,069

		Total Short-Term Investments (Cost $2,829,587)	2,684,069

	Total Investments in Securities
	(Cost $296,146,262)*	96.8%	$327,820,489
	Other Assets and Liabilities - Net	3.2	10,895,152

	Net Assets	100.0%	$338,715,641

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.

*	Cost for federal income tax purposes is $297,826,573.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$49,324,680
Gross Unrealized Depreciation	(19,330,764)

Net Unrealized Appreciation	$29,993,916

Percentage of
Industry	Net Assets

Agriculture	23.9%
Beverages	7.4
Commercial Services	10.2
Cosmetics/Personal Care	6.3
Food	20.1
Household Products/Wares	7.4
Internet	3.2
Machinery — Diversified	3.3
Media	9.6
Pharmaceuticals	3.6
Retail	1.0
Short-Term Investments	0.8
Other Assets and Liabilities — Net	3.2

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Global Franchise Portfolio
as of December 31, 2009 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	12/31/2009

Asset Table Investments, at value
Common Stock
Finland	$—	$11,132,115	$—	$11,132,115
France	—	9,768,012	—	9,768,012
Japan	—	7,966,141	—	7,966,141
Netherlands	—	22,660,582	—	22,660,582
Sweden	—	17,265,889	—	17,265,889
Switzerland	—	30,564,532	—	30,564,532
United Kingdom	—	113,851,024	—	113,851,024
United States	111,928,125	—	—	111,928,125

Total Common Stock	111,928,125	213,208,295	—	325,136,420

Short-Term Investments	2,102,000	—	582,069	2,684,069

Total Investments, at value	$114,030,125	$213,208,295	$582,069	$327,820,489

Other Financial Instruments+:
Forward foreign currency contracts	$—	$1,124,560	$—	$1,124,560

Total Assets	$114,030,125	$214,332,855	$582,069	$328,945,049

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

								Total
	Beginning					Accrued		Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Total Realized	Appreciation/	Into	Out of	Balance
	12/31/2008	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	at 12/31/2009

Asset Table Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$582,069	$—	$582,069

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$582,069	$—	$582,069

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.
Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.
Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for
as hedging instruments	Location on Statement
under FASB ASC 815	of Assets and Liabilities	Fair Value

Asset Derivatives

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,124,560

Total Asset Derivatives		$1,124,560

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Derivatives not accounted for	Amount of Realized Gain or (Loss)
as hedging instruments	on Derivatives Recognized in
under FASB ASC 815	Income Forward Foreign Currency Contracts

Foreign exchange contracts	$(1,546,753)

Total	$(1,546,753)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Global Franchise Portfolio
as of December 31, 2009 (continued)

Change in Unrealized
Derivatives not accounted for	Appreciation or (Depreciation)
as hedging instruments	on Derivatives Recognized in Income
under FASB ASC 815	Forward Foreign Currency Contracts

Foreign exchange contracts	$(115,314)

Total	$(115,314)

At December 31, 2009 the following forward foreign currency contracts were outstanding for the ING Van Kampen Global Franchise Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)

			USD
British Pound GBP 6,956,250	SELL	1/7/10	11,518,089	11,235,240	$282,849
British Pound GBP 6,956,250	SELL	1/7/10	11,510,994	11,235,239	275,755
British Pound GBP 6,956,250	SELL	1/7/10	11,517,929	11,235,240	282,689
British Pound GBP 6,956,250	SELL	1/7/10	11,518,507	11,235,240	283,267

					$1,124,560

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Global Tactical Asset Allocation Portfolio
as of December 31, 2009

Shares			Value

COMMON STOCK: 39.1%

		Austria: 0.0%
235		OMV AG	$10,311
171		Voestalpine AG	6,247

			16,558

		Belgium: 0.1%
92		Anheuser-Busch InBev NV	4,763
260		Groupe Bruxelles Lambert S.A.	24,551
87		Solvay S.A.	9,369
194		Umicore	6,472

			45,155

		Bermuda: 0.0%
500		SeaDrill Ltd. ADR	12,721
400		Tyco International Ltd.	14,272

			26,993

		Denmark: 0.2%
1		AP Moller — Maersk A/S — Class A	6,755
2		AP Moller — Maersk A/S — Class B	14,052
27		Coloplast A/S	2,442
781	@	Danske Bank A/S	17,533
1,164		Novo-Nordisk A/S	74,312
63		Novozymes A/S	6,554
358	@	Vestas Wind Systems A/S	21,796

			143,444

		Finland: 0.2%
617		Fortum OYJ	16,739
4,255		Nokia OYJ	55,017
984		Sampo OYJ	23,970
664		UPM-Kymmene OYJ	7,894

			103,620

		France: 2.3%
429		Accor S.A.	23,476
460		Air Liquide	54,707
2,915	@	Alcatel S.A.	9,815
500		Alstom	34,968
115	@	Atos Origin	5,269
3,687		AXA S.A.	86,567
1,494		BNP Paribas	118,501
400		Bouygues S.A.	20,719
185		Capgemini S.A.	8,440
1,118		Carrefour S.A.	53,627
108		Christian Dior S.A.	11,068
519		Cie de Saint-Gobain	28,154
234		Cie Generale D’Optique Essilor International S.A.	13,996
1,022		Credit Agricole S.A.	17,936
109		Dassault Systemes S.A.	6,207
203		Electricite de France	12,065
2,545		France Telecom S.A.	63,595
2,122		Gaz de France	91,927
397		Groupe Danone	24,337
83		Hermes International	11,049
276		Lafarge S.A.	22,730
229		L’Oreal S.A.	25,576
382		LVMH Moet Hennessy Louis Vuitton S.A.	42,833
308		Pernod-Ricard S.A.	26,337
126		PPR	15,124
166	@	Renault S.A.	8,516
1,464		Sanofi-Aventis	115,133
590		Schneider Electric S.A.	68,601
563		Societe Generale	39,117
215		Technip S.A.	15,127
3,492		Total S.A.	224,291
729		Veolia Environnement	24,030
995		Vinci S.A.	55,990
1,600		Vivendi	47,488

			1,427,316

		Germany: 2.1%
302		Adidas AG	16,358
839		Allianz AG	104,002
1,644		BASF AG	101,748
1,340		Bayer AG	107,231
913		Bayerische Motoren Werke AG	41,562
92		Celesio AG	2,329
1,355		DaimlerChrysler AG	72,172
1,554		Deutsche Bank AG	109,883
363		Deutsche Boerse AG	30,060
755		Deutsche Lufthansa AG	12,749
864		Deutsche Post AG	16,698
5,301		Deutsche Telekom AG	77,765
3,473		E.ON AG	145,776
38		Fresenius AG	2,370
201		Fresenius Medical Care AG & Co. KGaA	10,662
221		K+S AG	12,604
211		Linde AG	25,422
396		Muenchener Rueckversicherungs AG	61,681
822		RWE AG	79,769
61		Salzgitter AG	5,977
1,171		SAP AG	55,825
1,579		Siemens AG	144,906
451		ThyssenKrupp AG	16,954
156		Volkswagen AG	17,284

			1,271,787

		Greece: 0.0%
819	@	National Bank of Greece S.A.	21,042

			21,042

		Ireland: 0.2%
1,200		Accenture PLC	49,800
400		Covidien PLC	19,156
913		CRH PLC	24,824

			93,780

		Italy: 0.8%
2,207		Assicurazioni Generali S.p.A.	59,457
377		Autostrade S.p.A.	9,859
910		Banche Popolari Unite Scpa	13,044
8,887		Enel S.p.A.	51,450
4,058		ENI S.p.A.	103,340
1,812	@	Fiat S.p.A	26,517
700		Finmeccanica S.p.A.	11,208
11,032	@	Intesa Sanpaolo S.p.A.	49,644
498		Saipem S.p.A.	17,186
12,717		Telecom Italia S.p.A.	19,838
30,390	@	UniCredito Italiano S.p.A.	101,617

			463,160

		Japan: 2.4%
1,200		Aeon Co. Ltd.	9,740
1,000		Ajinomoto Co., Inc.	9,412
2,000		Asahi Glass Co. Ltd.	19,024
500		Astellas Pharma, Inc.	18,654
3,000		Bank of Yokohama Ltd.	13,678
600		Bridgestone Corp.	10,584
1,000		Canon, Inc.	42,538
1		Central Japan Railway Co.	6,693
700		Chubu Electric Power Co., Inc.	16,699
2,000		Dai Nippon Printing Co. Ltd.	25,500
700		Daiichi Sankyo Co. Ltd.	14,680
300		Daikin Industries Ltd.	11,849
1,000		Daiwa Securities Group, Inc.	5,033
700		Denso Corp.	21,152
400		East Japan Railway Co.	25,312
200		Fanuc Ltd.	18,640

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Global Tactical Asset Allocation Portfolio
as of December 31, 2009 (continued)

Shares			Value

		Japan (continued)
600		Fuji Photo Film Co. Ltd.	$18,120
2,000		Fujitsu Ltd.	12,977
3,000		Hitachi Ltd.	9,222
1,600		Honda Motor Co. Ltd.	54,286
500		Hoya Corp.	13,341
1		Inpex Holdings, Inc.	7,561
2,000		Itochu Corp.	14,774
8		Japan Tobacco, Inc.	27,012
600		JFE Holdings, Inc.	23,717
700		Kansai Electric Power Co., Inc.	15,797
3		KDDI Corp.	15,890
110		Keyence Corp.	22,830
7,000		Kintetsu Corp.	23,202
1,000		Kirin Brewery Co. Ltd.	16,037
4,000		Kobe Steel Ltd.	7,249
1,000		Komatsu Ltd.	20,934
2,000		Kubota Corp.	18,352
100		Kyocera Corp.	8,807
400		Kyushu Electric Power Co., Inc.	8,239
2,000		Marubeni Corp.	11,048
2,000		Matsushita Electric Industrial Co. Ltd.	28,793
2,500		Mitsubishi Chemical Holdings Corp.	10,646
1,600		Mitsubishi Corp.	39,854
2,000		Mitsubishi Electric Corp.	14,857
1,000		Mitsubishi Estate Co. Ltd.	15,966
3,000		Mitsubishi Heavy Industries Ltd.	10,581
8,000	@	Mitsubishi Motors Corp.	11,120
2,000		Mitsui & Co. Ltd.	28,372
1,000		Mitsui Fudosan Co. Ltd.	16,908
1,000		Mitsui OSK Lines Ltd.	5,283
8,000		Mizuho Financial Group, Inc.	14,386
200		Murata Manufacturing Co. Ltd.	9,981
3,000	@	NEC Corp.	7,755
200		Nidec Corp.	18,485
100		Nintendo Co. Ltd.	23,884
5,000		Nippon Steel Corp.	20,260
400		Nippon Telegraph & Telephone Corp.	15,801
2,500	@	Nissan Motor Co. Ltd.	21,970
1,600		Nomura Holdings, Inc.	11,899
13		NTT DoCoMo, Inc.	18,141
70		ORIX Corp.	4,766
3,000		Osaka Gas Co. Ltd.	10,111
700		Resona Holdings, Inc.	7,112
1,000		Ricoh Co. Ltd.	14,329
200		Secom Co. Ltd.	9,500
800		Seven & I Holdings Co. Ltd.	16,335
1,000		Sharp Corp.	12,628
400		Shin-Etsu Chemical Co. Ltd.	22,583
2,000		Shizuoka Bank Ltd.	17,409
100		SMC Corp.	11,418
800		Softbank Corp.	18,754
2,000		Sompo Japan Insurance, Inc.	12,895
1,000		Sony Corp.	29,072
3,000		Sumitomo Chemical Co. Ltd.	13,162
1,000		Sumitomo Corp.	10,183
800		Sumitomo Electric Industries Ltd.	9,965
4,000		Sumitomo Metal Industries Ltd.	10,752
500		Sumitomo Mitsui Financial Group, Inc.	14,348
1,000		Sumitomo Trust & Banking Co. Ltd.	4,910
500		Suzuki Motor Corp.	12,314
250		T&D Holdings, Inc.	5,141
700		Takeda Pharmaceutical Co. Ltd.	28,841
200		Terumo Corp.	12,054
600		Tohoku Electric Power Co., Inc.	11,890
600		Tokio Marine Holdings, Inc.	16,374
700		Tokyo Electric Power Co., Inc.	17,569
300		Tokyo Electron Ltd.	19,256
2,000		Tokyo Gas Co. Ltd.	7,983
3,000		Tokyu Corp.	11,946
2,000		Toray Industries, Inc.	10,881
4,000		Toshiba Corp.	22,196
2,500		Toyota Motor Corp.	105,402

			1,495,604

		Kazakhstan: 0.0%
410		Eurasian Natural Resources Corp.	6,005

			6,005

		Luxembourg: 0.2%
1,556		ArcelorMittal	71,119
353		SES S.A.	7,952
769		Tenaris S.A.	16,558

			95,629

		Netherlands: 1.0%
1,669	@	Aegon NV	10,688
340		Akzo Nobel NV	22,547
278		Heineken NV	13,198
3,032		Koninklijke Ahold NV	40,170
300		Koninklijke DSM NV	14,740
1,840		Koninklijke Philips Electronics NV	54,389
980		Reed Elsevier NV	12,024
5,631		Royal Dutch Shell PLC — Class A	170,395
4,264		Royal Dutch Shell PLC — Class B	124,181
1,953		Royal KPN NV	33,196
738		TNT NV	22,674
3,456		Unilever NV	112,482
602		Wolters Kluwer NV	13,166

			643,850

		Norway: 0.2%
2,207	@	DnB NOR ASA	23,826
1,000	@	Norsk Hydro ASA	8,400
1,800		Orkla ASA	17,659
1,685		Statoil ASA	42,023
2,583	@	Telenor ASA	36,084
250		Yara International ASA	11,324

			139,316

		Portugal: 0.0%
3,709		Energias de Portugal S.A.	16,513

			16,513

		Spain: 1.2%
396		Abertis Infraestructuras S.A.	8,953
249		Acerinox S.A.	5,200
436		ACS Actividades de Construccion y Servicios S.A.	21,795
6,810		Banco Bilbao Vizcaya Argentaria S.A.	124,112
1,148		Banco De Sabadell S.A.	6,377
903		Banco Popular Espanol S.A.	6,633
15,400		Banco Santander Central Hispano S.A.	254,480
298		Gas Natural SDG S.A.	6,424
6,154		Iberdrola S.A.	58,972
270		Inditex S.A.	16,862
271		Indra Sistemas S.A.	6,415
1,231		Repsol YPF S.A.	33,033
7,093		Telefonica S.A.	198,526

			747,782

		Sweden: 0.6%
2,000		Atlas Copco AB — Class A	29,400
500	@	Electrolux AB	11,750
200		Getinge AB	3,822
649		Hennes & Mauritz AB	35,978
2,107		Investor AB	39,026
6,618		Nordea Bank AB	67,054
2,800		Sandvik AB	33,717
3,037	@	Skandinaviska Enskilda Banken AB	18,774
363		SSAB Svenskt Staal AB — Class A	6,165
800		Svenska Cellulosa AB — B Shares	10,666
734		Svenska Handelsbanken AB	20,912

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Global Tactical Asset Allocation Portfolio
as of December 31, 2009 (continued)

Shares			Value

		Sweden (continued)
3,532		Telefonaktiebolaget LM Ericsson	$32,516
3,406		TeliaSonera AB	24,617
3,017		Volvo AB	25,877

			360,274

		Switzerland: 2.1%
4,399	@	ABB Ltd.	84,766
600		ACE Ltd.	30,240
846		Compagnie Financiere Richemont S.A.	28,448
1,464		Credit Suisse Group	72,529
11		Givaudan	8,802
349	@	Holcim Ltd.	27,123
516		Julius Baer Group Ltd.	18,147
516		Julius Baer Holding AG — Reg	6,248
120		Kuehne & Nagel International AG	11,668
5,884		Nestle S.A.	285,572
130		Nobel Biocare Holding AG	4,357
3,814		Novartis AG	208,280
1,176		Roche Holding AG — Genusschein	201,111
7		SGS S.A.	9,138
51		Sonova Holding AG — Reg	6,179
9		Straumann Holding AG	2,528
54		Swatch Group AG — BR	13,669
135		Syngenta AG	38,125
67		Synthes, Inc.	8,783
4,515	@	UBS AG — Reg	70,309
3,330	@	Xstrata PLC	59,394
345		Zurich Financial Services AG	75,425

			1,270,841

		United Kingdom: 4.9%
671		Amec PLC	8,549
2,121	@	Anglo American PLC	91,855
574		Antofagasta PLC	9,131
2,332		AstraZeneca PLC	109,597
305	@	Autonomy Corp. PLC	7,407
3,918		Aviva PLC	24,923
8,138		BAE Systems PLC	47,100
14,614		Barclays PLC	64,396
5,275		BG Group PLC	95,247
4,031		BHP Billiton PLC	128,508
30,499		BP PLC	294,503
2,971		British American Tobacco PLC	96,448
2,383		British Sky Broadcasting PLC	21,525
13,823		BT Group PLC	30,104
664		Burberry Group PLC	6,377
2,172		Cadbury PLC	27,927
1,860	@	Cairn Energy PLC	9,957
778		Capita Group PLC	9,407
11,549		Centrica PLC	52,312
3,591		Compass Group PLC	25,699
5,696		Diageo PLC	99,373
1,400		Experian Group Ltd.	13,829
1,060		Firstgroup PLC	7,251
7,878		GlaxoSmithKline PLC	167,060
33,207		HSBC Holdings PLC	378,835
1,762		Imperial Tobacco Group PLC	55,586
2,199		International Power PLC	10,957
365		Johnson Matthey PLC	9,004
300	@	Kazakhmys PLC	6,352
3,712		Kingfisher PLC	13,665
9,718		Lloyds TSB Group PLC	7,819
228	@	Lonmin PLC	7,165
946		Man Group PLC	4,669
2,162		Marks & Spencer Group PLC	13,969
4,781		National Grid PLC	52,184
1,200		Pearson PLC	17,206
4,984		Prudential PLC	51,017
113		Randgold Resources Ltd.	8,998
918		Reckitt Benckiser PLC	49,691
1,453		Reed Elsevier PLC	11,928
1,239		Rexam PLC	5,792
2,367		Rio Tinto PLC	127,810
3,683	@	Rolls-Royce Group PLC	28,681
220,980	@	Rolls-Royce Group PLC — C Shares	357
9,336		Royal & Sun Alliance Insurance Group	18,138
16,983	@	Royal Bank of Scotland Group PLC	7,884
839		SABMiller PLC	24,662
2,054		Sage Group PLC	7,274
1,508		Scottish & Southern Energy PLC	28,226
996		Smith & Nephew PLC	10,245
3,497		Standard Chartered PLC	88,285
2,641		Standard Life PLC	9,173
15,342		Tesco PLC	105,841
1,100		Tullow Oil PLC	23,078
3,080		Unilever PLC	98,730
1,326		United Utilities Group PLC	10,599
209		Vedanta Resources PLC	8,742
97,084		Vodafone Group PLC	224,818
5,644		WM Morrison Supermarkets PLC	25,181
2,804		WPP PLC	27,424

			3,028,470

		United States: 20.6%
800		3M Co.	66,136
3,700		Abbott Laboratories	199,763
2,800	@	Adobe Systems, Inc.	102,984
700		Aetna, Inc.	22,190
100		Aflac, Inc.	4,625
300		Air Products & Chemicals, Inc.	24,318
1,200		Alcoa, Inc.	19,344
2,300		Allergan, Inc.	144,923
500		Allstate Corp.	15,020
5,200		Altria Group, Inc.	102,076
600	@	Amazon.com, Inc.	80,712
4,100		American Express Co.	166,132
2,300	@	Amgen, Inc.	130,111
700		Anadarko Petroleum Corp.	43,694
196	@	AOL, Inc.	4,563
400		Apache Corp.	41,268
1,500	@	Apple, Inc.	316,290
1,000		Applied Materials, Inc.	13,940
800		Archer-Daniels-Midland Co.	25,048
1,100		Automatic Data Processing, Inc.	47,102
1,000		Avon Products, Inc.	31,500
11,961		Bank of America Corp.	180,133
2,200		Bank of New York Mellon Corp.	61,534
1,400		Baxter International, Inc.	82,152
1,100		BB&T Corp.	27,907
400		Becton Dickinson & Co.	31,544
10	@	Berkshire Hathaway, Inc. — Class B	32,860
1,400		Boeing Co.	75,782
1,200	@	Boston Scientific Corp.	10,800
5,500		Bristol-Myers Squibb Co.	138,875
400		Burlington Northern Santa Fe Corp.	39,448
400		Cardinal Health, Inc.	12,896
200	@	CareFusion Corp.	5,002
1,300	@	Carnival Corp.	41,197
400		Caterpillar, Inc.	22,796
800	@	Celgene Corp.	44,544
2,500		CenturyTel, Inc.	90,525
2,200		Charles Schwab Corp.	41,404
800		Chesapeake Energy Corp.	20,704
2,900		Chevron Corp.	223,271
1,800		Chubb Corp.	88,524
10,100	@	Cisco Systems, Inc.	241,794
12,600		Citigroup, Inc.	41,706
100		CME Group, Inc.	33,595
200		Coach, Inc.	7,306
5,000		Coca-Cola Co.	285,000
1,400		Colgate-Palmolive Co.	115,010
3,300		Comcast Corp. — Class A	55,638
1,100		Comcast Corp. — Special Class A	17,611
1,900		ConocoPhillips	97,033
2,500		Corning, Inc.	48,275

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Global Tactical Asset Allocation Portfolio
as of December 31, 2009 (continued)

Shares			Value

		United States (continued)
200		Costco Wholesale Corp.	$11,834
2,500	@	Crown Castle International Corp.	97,600
700		CSX Corp.	33,943
1,800		CVS Caremark Corp.	57,978
200		Danaher Corp.	15,040
300		Deere & Co.	16,227
2,000	@	Dell, Inc.	28,720
600		Devon Energy Corp.	44,100
1,600	@	DIRECTV	53,360
1,300		Dow Chemical Co.	35,919
2,200	@	eBay, Inc.	51,788
300		Ecolab, Inc.	13,374
1,100		EI Du Pont de Nemours & Co.	37,037
1,100		Eli Lilly & Co.	39,281
3,900	@	EMC Corp.	68,133
3,000		Emerson Electric Co.	127,800
300		EOG Resources, Inc.	29,190
400	@	Express Scripts, Inc.	34,580
5,200		ExxonMobil Corp.	354,588
300		FedEx Corp.	25,035
500		Freeport-McMoRan Copper & Gold, Inc.	40,145
200		General Dynamics Corp.	13,634
14,100		General Electric Co.	213,333
100	@	Genzyme Corp.	4,901
1,400	@	Gilead Sciences, Inc.	60,592
700		Goldman Sachs Group, Inc.	118,188
100	@	Google, Inc. — Class A	61,998
1,300		Halliburton Co.	39,117
400		Hartford Financial Services Group, Inc.	9,304
100		Hasbro, Inc.	3,206
400		Hess Corp.	24,200
4,100		Hewlett-Packard Co.	211,191
3,200		Home Depot, Inc.	92,576
600		Honeywell International, Inc.	23,520
1,100		Hudson City Bancorp., Inc.	15,103
1,300		Illinois Tool Works, Inc.	62,387
9,400		Intel Corp.	191,760
1,900		International Business Machines Corp.	248,710
500		International Paper Co.	13,390
3,700		Johnson & Johnson	238,317
2,700		Johnson Controls, Inc.	73,548
5,700		JPMorgan Chase & Co.	237,519
1,000		Kimberly-Clark Corp.	63,710
4,600		Kraft Foods, Inc.	125,028
800		Kroger Co.	16,424
60	@	Liberty Media Corp. — Starz	2,769
1,000		Lockheed Martin Corp.	75,350
2,900		Lowe’s Cos., Inc.	67,831
1,100		Marathon Oil Corp.	34,342
200		Marsh & McLennan Cos., Inc.	4,416
200		Mattel, Inc.	3,996
1,600		McDonald’s Corp.	99,904
200	@	Medco Health Solutions, Inc.	12,782
2,200		Medtronic, Inc.	96,756
3,384		Merck & Co., Inc.	123,651
1,200		Metlife, Inc.	42,420
14,600		Microsoft Corp.	445,154
700		Monsanto Co.	57,225
200		Mosaic Co.	11,946
300		Murphy Oil Corp.	16,260
1,600		National Oilwell Varco, Inc.	70,544
600		Newmont Mining Corp.	28,386
3,900		News Corp. — Class A	53,391
2,500	@	NII Holdings, Inc.	83,950
200		Nike, Inc.	13,214
400		Noble Corp.	16,280
200		Noble Energy, Inc.	14,244
300		Norfolk Southern Corp.	15,726
1,200		Northern Trust Corp.	62,880
100		Northrop Grumman Corp.	5,585
400		Nucor Corp.	18,660
1,300		Occidental Petroleum Corp.	105,755
8,800		Oracle Corp.	215,952
2,900		PepsiCo, Inc.	176,320
17,982		Pfizer, Inc.	327,093
4,000		Philip Morris International, Inc.	192,760
1,100		PNC Financial Services Group, Inc.	58,069
400		Praxair, Inc.	32,124
4,900		Procter & Gamble Co.	297,087
500		Prudential Financial, Inc.	24,880
3,800		Qualcomm, Inc.	175,788
17,400		Qwest Communications International, Inc.	73,254
300		Raytheon Co.	15,456
3,000		Schlumberger Ltd.	195,270
400	@	Southwestern Energy Co.	19,280
1,100		Spectra Energy Corp.	22,561
29,800	@	Sprint Nextel Corp.	109,068
2,500		Staples, Inc.	61,475
900		State Street Corp.	39,186
1,400		Stryker Corp.	70,518
900	@	Symantec Corp.	16,101
1,400		Sysco Corp.	39,116
1,100		Target Corp.	53,207
2,400		Texas Instruments, Inc.	62,544
700	@	Thermo Fisher Scientific, Inc.	33,383
368	@	Time Warner Cable, Inc.	15,232
2,166		Time Warner, Inc.	63,117
1,000	@	Transocean Ltd.	82,800
1,200		Travelers Cos., Inc.	59,832
700		Union Pacific Corp.	44,730
1,300		United Parcel Service, Inc. — Class B	74,581
2,900		United Technologies Corp.	201,289
2,700		UnitedHealth Group, Inc.	82,296
3,300		US Bancorp.	74,283
1,000	@	Viacom — Class B	29,730
1,000		Visa, Inc.	87,460
900		Walgreen Co.	33,048
5,600		Wal-Mart Stores, Inc.	299,320
3,300		Walt Disney Co.	106,425
1,000		Waste Management, Inc.	33,810
900	@	Weatherford International Ltd.	16,119
800	@	WellPoint, Inc.	46,632
6,500		Wells Fargo & Co.	175,435
700		Western Union Co.	13,195
300		Weyerhaeuser Co.	12,942
1,100		Williams Cos., Inc.	23,188
900		XTO Energy, Inc.	41,877
2,600	@	Yahoo!, Inc.	43,628
500		Yum! Brands, Inc.	17,485

			12,766,296

		Total Common Stock (Cost $21,753,009)	24,183,435

REAL ESTATE INVESTMENT TRUSTS: 0.3%

		France: 0.1%
237		Unibail	52,064

			52,064

		Japan: 0.0%
1		Nippon Building Fund, Inc.	7,600

			7,600

		United Kingdom: 0.0%
3,442		Land Securities Group PLC	37,885

			37,885

		United States: 0.2%
300		Boston Properties, Inc.	20,121
500		Equity Residential	16,890
300		Prologis	4,107
300		Public Storage, Inc.	24,435

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Global Tactical Asset Allocation Portfolio
as of December 31, 2009 (continued)

Shares			Value

		United States (continued)
338		Simon Property Group, Inc.	$26,972
303		Vornado Realty Trust	21,192

			113,717

		Total Real Estate Investment Trusts (Cost $166,900)	211,266

EXCHANGE-TRADED FUNDS: 3.5%

		United States: 3.5%
55,400		SPDR Barclays Capital High Yield Bond ETF	2,154,506

		Total Exchange-Traded Funds (Cost $2,118,322)	2,154,506

MUTUAL FUNDS: 4.6%

		United States: 4.6%
158,940		Morgan Stanley Institutional Fund Trust — Core Plus Fixed Income Portfolio	1,486,087
37,543		Morgan Stanley Institutional Fund, Inc. — Capital Growth Portfolio	739,229
26,517		Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio	612,280

		Total Mutual Funds (Cost $2,600,787)	2,837,596

PREFERRED STOCK: 0.0%

		Germany: 0.0%
100		Fresenius AG	7,179
277		Porsche AG	17,148
132		Volkswagen AG	12,332

		Total Preferred Stock (Cost $47,847)	36,659

WARRANTS: 0.0%

		Italy: 0.0%
832		Unione di Banche Italiane SCPA	59

		Total Warrants (Cost $—)	59

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 4.7%

		Federal Home Loan Mortgage Corporation##: 2.2%
$1,240,000	S	5.500%, due 08/20/12	$1,361,465

			1,361,465

		Federal National Mortgage Association##: 2.5%
1,415,000	S	4.875%, due 05/18/12	1,527,917

			1,527,917

		Total U.S. Government Agency Obligations (Cost $2,795,791)	2,889,382

U.S. TREASURY OBLIGATIONS: 3.5%

		U.S. Treasury Notes: 3.5%
2,125,000	S	4.000%, due 08/15/18	2,170,987

		Total U.S. Treasury Obligations (Cost $2,153,026)	2,170,987

	Total Investments in Securities
	(Cost $31,635,682)*	55.7%	$34,483,890
	Other Assets and Liabilities - Net	44.3	27,428,302

	Net Assets	100.0%	$61,912,192

@	Non-income producing security
ADR	American Depositary Receipt
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage
Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

*	Cost for federal income tax purposes is $32,019,203.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,006,189
Gross Unrealized Depreciation	(541,502)

Net Unrealized Appreciation	$2,464,687

Percentage of
Industry	Net Assets

Aerospace/Defense	0.8%
Agriculture	0.8
Airlines	0.0
Apartments	0.0
Apparel	0.1
Auto Manufacturers	0.6
Auto Parts & Equipment	0.2
Banks	4.6
Beverages	1.0
Biotechnology	0.4
Building Materials	0.2
Chemicals	1.1
Commercial Services	0.4
Computers	1.5
Cosmetics/Personal Care	0.8
Distribution/Wholesale	0.2
Diversified	0.2
Diversified Financial Services	0.5
Electric	1.0
Electrical Components & Equipment	0.4
Electronics	0.3
Engineering & Construction	0.3
Environmental Control	0.1
Federal Home Loan Mortgage Corporation##	2.2
Federal National Mortgage Association##	2.5
Food	1.6
Food Service	0.0
Forest Products & Paper	0.1
Gas	0.1
Hand/Machine Tools	0.1
Healthcare — Products	1.0
Healthcare — Services	0.3
Holding Companies — Diversified	0.1
Home Furnishings	0.1
Household Products/Wares	0.2
Insurance	1.4
Internet	0.4
Investment Companies	0.1
Iron/Steel	0.3
Leisure Time	0.1
Lodging	0.0
Machinery — Construction & Mining	0.1
Machinery — Diversified	0.2
Media	0.9
Metal Fabricate/Hardware	0.0
Mining	0.9
Miscellaneous Manufacturing	0.9
Office Property	0.1
Office/Business Equipment	0.1
Oil & Gas	3.8
Oil & Gas Services	0.6
Open-End Funds	4.6
Packaging & Containers	0.0
Pharmaceuticals	3.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Global Tactical Asset Allocation Portfolio
as of December 31, 2009 (continued)

Percentage of
Industry	Net Assets

Pipelines	0.1
Real Estate	0.1
Regional Malls	0.0
Retail	1.5
Savings & Loans	0.0
Semiconductors	0.5
Software	1.4
Storage	0.0
Telecommunications	2.9
Textiles	0.0
Toys/Games/Hobbies	0.0
Transportation	0.6
U.S. Treasury Notes	3.5
Warehouse/Industrial	0.0
Water	0.1
Other Long-Term Investments	3.5
Other Assets and Liabilities — Net	44.3

Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	12/31/2009

Asset Table
Investments, at value
Common Stock
Austria	$—	$16,558	$—	$16,558
Belgium	—	45,155	—	45,155
Bermuda	14,272	12,721	—	26,993
Denmark	—	143,444	—	143,444
Finland	—	103,620	—	103,620
France	—	1,427,316	—	1,427,316
Germany	—	1,271,787	—	1,271,787
Greece	—	21,042	—	21,042
Ireland	68,956	24,824	—	93,780
Italy	—	463,160	—	463,160
Japan	—	1,495,604	—	1,495,604
Kazakhstan	—	6,005	—	6,005
Luxembourg	16,558	79,071	—	95,629
Netherlands	—	643,850	—	643,850
Norway	—	139,316	—	139,316
Portugal	—	16,513	—	16,513
Spain	—	747,782	—	747,782
Sweden	—	360,274	—	360,274
Switzerland	48,387	1,222,454	—	1,270,841
United Kingdom	—	3,028,470	—	3,028,470
United States	12,766,296	—	—	12,766,296

Total Common Stock	12,914,469	11,268,966	—	24,183,435

Real Estate Investment Trusts	113,717	97,549	—	211,266
Exchange-Traded Funds	2,154,506	—	—	2,154,506
Mutual Funds	2,837,596	—	—	2,837,596
Preferred Stock	—	36,659	—	36,659
Warrants	—	59	—	59
U.S. Government Agency Obligations	—	2,889,382	—	2,889,382
U.S. Treasury Obligations	—	2,170,987	—	2,170,987

Total Investments, at value	$18,020,288	$16,463,602	$—	$34,483,890

Other Financial Instruments+:
Forward foreign currency contracts	—	48,145	—	48,145
Futures	386,403	—	—	386,403

Total Assets	$18,406,691	$16,511,747	$—	$34,918,438

Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(89,474)	$—	$(89,474)
Futures	(198,274)	—	—	(198,274)

Total Liabilities	$(198,274)	$(89,474)	$—	$(287,748)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.

Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for
as hedging instruments	Location on Statement
under FASB ASC 815	of Assets and Liabilities	Fair Value

Asset Derivatives

Equity contracts	Net Assets- Unrealized appreciation*	$386,403
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	48,145

Total Asset Derivatives		$434,548

Liability Derivatives

Equity contracts	Net Assets- Unrealized depreciation*	$17,362
Interest rate contracts	Net Assets- Unrealized depreciation*	180,912
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	89,474

Total Liability Derivatives		$287,748

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Global Tactical Asset Allocation Portfolio
as of December 31, 2009 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

	Amount of Realized Gain or (Loss)
	on Derivatives Recognized in Income
Derivatives not	Forward
accounted for as	Foreign
hedging instruments	Currency
under FASB ASC 815	Contracts	Futures	Total

Foreign exchange contracts	$855,904	$—	$855,904
Interest rate contracts	—	14,322	14,322
Equity contracts	—	2,765,242	2,765,242

Total	$855,904	$2,779,564	$3,635,468

	Change in Unrealized Appreciation
	or (Depreciation) on
	Derivatives Recognized in Income
Derivatives not	Forward
accounted for as	Foreign
hedging instruments	Currency
under FASB ASC 815	Contracts	Futures	Total

Foreign exchange contracts	$(125,783)	$—	$(125,783)
Interest rate contracts	—	(187,617)	(187,617)
Equity contracts	—	213,890	213,890

Total	$(125,783)	$26,273	$(99,510)

At December 31, 2009 the following forward foreign currency contracts were outstanding for the ING Van Kampen Global Tactical Asset Allocation Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

Australian Dollar AUD 1,301,906	BUY	1/14/10	1,175,556	1,167,732	$(7,824)
Australian Dollar AUD 678,011	BUY	1/14/10	617,689	608,136	(9,553)
Australian Dollar AUD 208,975	BUY	1/14/10	189,095	187,438	(1,657)
Canadian Dollar CAD 1,761,594	BUY	1/14/10	1,659,262	1,684,389	25,127
Swiss Franc CHF 1,202,762	BUY	1/14/10	1,153,618	1,162,808	9,190
EU Euro EUR 705,031	BUY	1/14/10	1,023,296	1,010,682	(12,614)
EU Euro EUR 243,276	BUY	1/14/10	354,314	348,743	(5,571)
British Pound GBP 69,911	BUY	1/14/10	113,334	112,910	(424)
British Pound GBP 105,130	BUY	1/14/10	170,963	169,792	(1,171)
British Pound GBP 244,631	BUY	1/14/10	397,024	395,095	(1,929)
Hong Kong Sar Dollar HKD 1,546,218	BUY	1/14/10	199,461	199,445	(16)
Japanese Yen JPY 112,108,151	BUY	1/14/10	1,247,379	1,203,808	(43,571)
South Korean Won KRW 1,483,498,129	BUY	1/14/10	1,276,457	1,273,402	(3,055)
Norwegian Krone NOK 3,520,640	BUY	1/14/10	605,420	607,696	2,276
Swedish Krona SEK 543,229	BUY	1/14/10	75,704	75,933	229
Singapore Dollar SGD 88,347	BUY	1/14/10	63,345	62,877	(468)

					$(51,031)

Japanese Yen JPY 27,427,380	SELL	1/14/10	305,836	294,513	$11,323
Norwegian Krone NOK 82,233	SELL	1/14/10	14,109	14,194	(85)
Swedish Krona SEK 4,060,797	SELL	1/14/10	566,083	567,619	(1,536)

					$9,702

ING Van Kampen Global Tactical Asset Allocation Portfolio Open Futures Contracts on December 31, 2009:

				Unrealized
	Number	Expiration	Market	Appreciation/
Contract Description	of Contracts	Date	Value	(Depreciation)

Long Contracts
ASX SPI 200 Index	15	03/18/10	$1,643,455	$68,508
CAC40 10 Euro	16	01/15/10	904,053	17,281
DAX Index	2	03/19/10	427,161	12,592
IBEX 35 Index	1	01/15/10	170,936	2,053
Dow Jones Euro STOXX 50	28	03/19/10	1,192,941	36,033
FTSE 100 Index	7	03/19/10	606,191	12,492
H-Shares Index	8	01/28/10	659,788	1,040
Hang Seng Index	3	01/28/10	424,169	5,619
MSCI Singapore Index (SGX)	7	01/28/10	348,293	7,250
S&P 500 E-Mini	52	03/19/10	2,887,820	27,722
S&P Mid 400 E-Mini	39	03/19/10	2,827,110	118,459
S&P/TSX 60 Index	14	03/18/10	1,849,443	30,706
Tokyo Price Index (TOPIX)	26	03/11/10	2,525,044	46,648
U.S. Treasury 2-Year Note	7	03/31/10	1,513,859	(6,983)
U.S. Treasury 10-Year Note	35	03/22/10	4,040,860	(101,691)
U.S. Treasury Long Bond	13	03/22/10	1,499,875	(72,238)

			$23,520,998	$205,491

Short Contracts
Russell 2000 Mini Index	12	03/19/10	$748,680	$(17,362)

			$748,680	$(17,362)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Growth and Income Portfolio
as of December 31, 2009

Shares			Value

COMMON STOCK: 96.8%

		Aerospace/Defense: 0.5%
48,100		General Dynamics Corp.	$3,278,977

			3,278,977

		Auto Manufacturers: 0.1%
79,800	@	Ford Motor Co.	798,000

			798,000

		Banks: 12.8%
764,700		Bank of America Corp.	11,516,382
165,000		BB&T Corp.	4,186,050
1,305,200		Citigroup, Inc.	4,320,212
344,000		Fifth Third Bancorp.	3,354,000
137,687	@	First Horizon National Corp.	1,845,006
773,845		JPMorgan Chase & Co.	32,246,121
229,674		PNC Financial Services Group, Inc.	12,124,490
82,500		State Street Corp.	3,592,050
127,200		US Bancorp.	2,863,272
225,800		Wells Fargo & Co.	6,094,342

			82,141,925

		Beverages: 0.9%
104,430		Coca-Cola Co.	5,952,510

			5,952,510

		Chemicals: 2.8%
133,640	L	Bayer AG ADR	10,664,472
262,700		Dow Chemical Co.	7,258,401

			17,922,873

		Commercial Services: 1.2%
77,153		Manpower, Inc.	4,211,011
119,500	L	Robert Half International, Inc.	3,194,235

			7,405,246

		Computers: 2.6%
234,800	@	Dell, Inc.	3,371,728
255,703		Hewlett-Packard Co.	13,171,262

			16,542,990

		Cosmetics/Personal Care: 1.0%
131,170		Estee Lauder Cos., Inc.	6,343,381

			6,343,381

		Diversified Financial Services: 1.5%
509,656		Charles Schwab Corp.	9,591,726

			9,591,726

		Electric: 4.5%
398,932		American Electric Power Co., Inc.	13,878,843
86,900		Edison International	3,022,382
66,403		Entergy Corp.	5,434,422
142,520		FirstEnergy Corp.	6,620,054

			28,955,701

		Electronics: 1.2%
255,700	@	Agilent Technologies, Inc.	7,944,599

			7,944,599

		Food: 3.9%
476,800		Kraft Foods, Inc.	12,959,424
244,700		Sysco Corp.	6,836,918
158,460		Unilever NV ADR	5,123,012

			24,919,354

		Healthcare — Products: 2.2%
497,820	@,L	Boston Scientific Corp.	4,480,380
193,627		Covidien PLC	9,272,797

			13,753,177

		Healthcare — Services: 0.9%
180,900		UnitedHealth Group, Inc.	5,513,832

			5,513,832

		Home Furnishings: 1.3%
293,300		Sony Corp. ADR	8,505,700

			8,505,700

		Household Products/Wares: 0.5%
87,400		Avery Dennison Corp.	3,189,226

			3,189,226

		Insurance: 6.1%
168,955		Chubb Corp.	8,309,207
860,414		Marsh & McLennan Cos., Inc.	18,997,941
39,400		Transatlantic Holdings, Inc.	2,053,134
196,095		Travelers Cos., Inc.	9,777,297

			39,137,579

		Internet: 3.2%
591,700	@	eBay, Inc.	13,928,618
90,343	@	Symantec Corp.	1,616,236
293,700	@	Yahoo!, Inc.	4,928,286

			20,473,140

		Leisure Time: 0.5%
136,023	L	Harley-Davidson, Inc.	3,427,780

			3,427,780

		Media: 6.7%
549,841		Comcast Corp. — Class A	9,270,319
145,276	@	Time Warner Cable, Inc.	6,012,974
391,253		Time Warner, Inc.	11,401,112
554,269	@	Viacom — Class B	16,478,417

			43,162,822

		Mining: 1.5%
61,500		Freeport-McMoRan Copper & Gold, Inc.	4,937,835
93,350		Newmont Mining Corp.	4,416,389

			9,354,224

		Miscellaneous Manufacturing: 7.2%
207,100		Dover Corp.	8,617,431
1,088,200		General Electric Co.	16,464,464
141,201		Ingersoll-Rand PLC	5,046,524
71,440		Siemens AG ADR	6,551,048
265,437		Tyco International Ltd.	9,470,792

			46,150,259

		Oil & Gas: 11.7%
222,000		Anadarko Petroleum Corp.	13,857,240
119,800		BP PLC ADR	6,944,806
105,750		ConocoPhillips	5,400,653
97,590		Devon Energy Corp.	7,172,865
130,410		ExxonMobil Corp.	8,892,658
80,500		Hess Corp.	4,870,250
187,060		Occidental Petroleum Corp.	15,217,331
213,110		Royal Dutch Shell PLC ADR — Class A	12,810,042

			75,165,845

		Oil & Gas Services: 2.1%
131,250		Schlumberger Ltd.	8,543,063
188,600		Smith International, Inc.	5,124,262

			13,667,325

		Pharmaceuticals: 7.2%
98,300		Abbott Laboratories	5,307,217
461,330		Bristol-Myers Squibb Co.	11,648,583
124,900		Cardinal Health, Inc.	4,026,776
216,655		Merck & Co., Inc.	7,916,574

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Growth and Income Portfolio
as of December 31, 2009 (continued)

Shares			Value

		Pharmaceuticals (continued)
519,300		Pfizer, Inc.	$9,446,067
182,060		Roche Holding AG ADR	7,682,932

			46,028,149

		Retail: 5.8%
230,100		Gap, Inc.	4,820,595
389,340		Home Depot, Inc.	11,263,606
71,300	@	Starbucks Corp.	1,644,178
176,700		Walgreen Co.	6,488,424
239,400		Wal-Mart Stores, Inc.	12,795,930

			37,012,733

		Semiconductors: 2.0%
362,036		Intel Corp.	7,385,534
141,794	@	Lam Research Corp.	5,559,743

			12,945,277

		Telecommunications: 3.9%
415,560	@	Cisco Systems, Inc.	9,948,506
209,468		Verizon Communications, Inc.	6,939,675
355,800		Vodafone Group PLC ADR	8,215,422

			25,103,603

		Textiles: 0.5%
121,300		Cintas Corp.	3,159,865

			3,159,865

		Transportation: 0.5%
38,500		FedEx Corp.	3,212,825

			3,212,825

		Total Common Stock (Cost $560,852,505)	620,760,643

PREFERRED STOCK: 0.3%

		Banks: 0.3%
154,000	@	Bank of America Corp.	2,297,680

		Total Preferred Stock (Cost $2,310,000)	2,297,680

		Total Long-Term Investments (Cost $563,162,505)	623,058,323

SHORT-TERM INVESTMENTS: 2.2%

		Affiliated Mutual Fund: 1.3%
8,000,000		ING Institutional Prime Money Market Fund — Class I	8,000,000

		Total Mutual Fund (Cost $8,000,000)	8,000,000

Principal
Amount			Value

		Securities Lending CollateralCC: 0.9%
$4,688,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$4,688,000
1,680,468	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	1,344,375

		Total Securities Lending Collateral (Cost $6,368,468)	6,032,375

		Total Short-Term Investments (Cost $14,368,468)	14,032,375

	Total Investments in Securities
	(Cost $577,530,973)*	99.3%	$637,090,698
	Other Assets and Liabilities - Net	0.7	4,274,479

	Net Assets	100.0%	$641,365,177

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.

*	Cost for federal income tax purposes is $580,651,984.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$79,475,498
Gross Unrealized Depreciation	(23,036,784)

Net Unrealized Appreciation	$56,438,714

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	12/31/2009

Asset Table
Investments, at value
Common Stock*	$620,760,643	$—	$—	$620,760,643
Preferred Stock	—	2,297,680	—	2,297,680
Short-Term Investments	12,688,000	—	1,344,375	14,032,375

Total Investments, at value	$633,448,643	$2,297,680	$1,344,375	$637,090,698

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Van Kampen Growth and Income Portfolio
as of December 31, 2009 (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning					Accrued	Total	Total Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Realized	Appreciation/	Into	Out of	Balance at
	12/31/2008	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	12/31/2009

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$1,344,375	$—	$1,344,375

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$1,344,375	$—	$1,344,375

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends paid during the year ended December 31, 2009 were as follows:

Portfolio Name	Type	Per Share Amount

ING Artio Foreign Portfolio
Class ADV	NII	$0.1810
Class I	NII	$0.3761
Class S	NII	$0.3405
Class S2	NII	$0.3144
ING Clarion Global Real Estate Portfolio
Class ADV	NII	$0.1347
Class I	NII	$0.2022
Class S	NII	$0.1843
Class S2	NII	$0.1652
ING FMRSM Diversified Mid Cap Portfolio
Class ADV	NII	$0.0198
Class I	NII	$0.0727
Class S	NII	$0.0483
Class S2	NII	$0.0352
ING Global Resources Portfolio
Class ADV	NII	$0.0063
Class I	NII	$0.0923
Class S	NII	$0.0461
Class S2	NII	$0.0063
ING Janus Contrarian Portfolio
Class ADV	NII	$0.0610
Class I	NII	$0.0850
Class S	NII	$0.0528
Class S2	NII	$0.0284
ING JPMorgan Emerging Markets Equity Portfolio
Class ADV	NII	$0.1313
Class I	NII	$0.2592
Class S	NII	$0.2146
Class S2	NII	$0.1775
ING Liquid Assets Portfolio
Class I	NII	$0.0029
Class S	NII	$0.0009
Class S2	NII	$0.0005
All Classes	STCG	$0.0022
ING Marsico Growth Portfolio
Class ADV	NII	$0.0010
Class I	NII	$0.1490
Class S	NII	$0.1078
Class S2	NII	$0.0855
ING Marsico International Opportunities Portfolio
Class ADV	NII	$0.0480
Class I	NII	$0.1426
Class S	NII	$0.1101
Class S2	NII	$0.0263
ING MFS Total Return Portfolio
Class ADV	NII	$0.2888
Class I	NII	$0.3614
Class S	NII	$0.3288
Class S2	NII	$0.3095
ING MFS Utilities Portfolio
Class ADV	NII	$0.5452
Class I	NII	$0.6109
Class S	NII	$0.5844
Class S2	NII	$0.6110
All Classes	ROC	$0.0154
ING PIMCO Total Return Bond Portfolio
Class ADV	NII	$0.4160
Class I	NII	$0.4925
Class S	NII	$0.4728
Class S2	NII	$0.4505
All Classes	STCG	$0.2095
All Classes	LTCG	$0.1743
ING Pioneer Mid Cap Value Portfolio
Class ADV	NII	$0.1101
Class I	NII	$0.1266
Class S	NII	$0.1055
Class S2	NII	$0.0999
ING T. Rowe Price Capital Appreciation Portfolio
Class ADV	NII	$0.2799
Class I	NII	$0.3869
Class S	NII	$0.3432
Class S2	NII	$0.3140
ING T. Rowe Price Equity Income Portfolio
Class ADV	NII	$0.1352
Class I	NII	$0.1836
Class S	NII	$0.1617
Class S2	NII	$0.1508
ING Van Kampen Global Franchise Portfolio
Class ADV	NII	$0.7879
Class I	NII	$0.8906
Class S	NII	$0.8536
Class S2	NII	$0.8293
All Classes	LTCG	$0.3694
ING Van Kampen Global Tactical Asset Allocation Portfolio
Class S	NII	$0.1654
Class S	STCG	$0.0890
Class S	LTCG	$0.0834
ING Van Kampen Growth and Income Portfolio
Class ADV	NII	$0.1885
Class I	NII	$0.2680
Class S	NII	$0.2253
Class S2	NII	$0.2005

NII — Net investment income
ROC — Return of capital
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2009, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Artio Foreign Portfolio	0.01%
ING FMRSM Diversified Mid Cap Portfolio	100.00%
ING Global Resources Portfolio	100.00%
ING Janus Contrarian Portfolio	34.16%
ING Marsico Growth Portfolio	100.00%
ING MFS Total Return Portfolio	54.36%
ING MFS Utilities Portfolio	75.22%
ING PIMCO Total Return Bond Portfolio	1.00%
ING Pioneer Mid Cap Value Portfolio	100.00%
ING T. Rowe Price Capital Appreciation Portfolio	65.29%
ING T. Rowe Price Equity Income Portfolio	100.00%
ING Van Kampen Global Franchise Portfolio	14.30%
ING Van Kampen Global Tactical Asset Allocation Portfolio	10.13%
ING Van Kampen Growth and Income Portfolio	100.00%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2009. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable		Portion of Ordinary Income
	Foreign Taxes	Per Share	Distribution Derived from
	Paid	Amount	Foreign Sourced Income*

ING Artio Foreign Portfolio	$4,027,035	$0.0410	100.00%
ING Clarion Global Real Estate Portfolio	$479,651	$0.0117	27.03%
ING JPMorgan Emerging Markets Equity Portfolio	$922,006	$0.0180	96.66%
ING Marsico International Opportunities Portfolio	$747,742	$0.0201	86.84%
ING Van Kampen Global Franchise Portfolio	$354,029	$0.0131	100.00%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

				Number of
				Portfolios
			Principal	in Fund
	Position(s)	Term of Office	Occupation(s)	Complex
	held with	and Length of	during the	Overseen	Other Directorships
Name, Address, and Age	the Trust	Time Served(1)	Past Five Years	by Trustee(2)	held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	November 2007 — Present	President, National Charity League/Canaan Parish Board (June 2008 — Present) and Consultant (January 2005 — Present).	136	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2005 — Present	President, Bechtler Arts Foundation (March 2008 — Present); formerly, Consultant (July 2007 — February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 — November 2005).	136	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	January 2006 — Present	Consultant and President, Ravengate Partners LLC (January 2000 — Present).	136	Wisconsin Energy Corporation (June 2006 — Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	November 2007 — Present	Retired partner, PricewaterhouseCoopers, LLP.	136	First Marblehead Corporation (October 2003- Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Trustee	January 1997 — Present	Retired. Formerly, President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	136	Bankers Trust Company, N.A. Des Moines (June 1992 - Present) and Midamerica Financial Corporation (December 2002 — Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 — Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 — June 2009).	136	Assured Guaranty Ltd. (April 2004 — Present) and Odyssey Re Holdings Corp (November 2006 — Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006- Present	Consultant (May 2001 — Present).	136	Stillwater Mining Company (May 2002 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Chairman/ Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).	136	UGI Corporation (February 2006 — Present) and UGI Utilities, Inc. (February 2006 — Present).

Trustees who are “Interested Persons:”

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	November 2007- Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 — December 2007).	136	ING Canada Inc. (December 2004 — Present) and ING Bank, fsb (June 2001- Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Number of
Portfolios
			Principal	in Fund
	Position(s)	Term of Office	Occupation(s)	Complex
	held with	and Length of	during the	Overseen	Other Directorships
Name, Address, and Age	the Trust	Time Served(1)	Past Five Years	by Trustee(2)	held by Trustee

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007- Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006).	178	ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(7), ING Funds Services, LLC(8), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (December 2006 — Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table (except for Mr. Mathews),“Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)	Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	With the Trust	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006)

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	March 2003 — Present	Head of Mutual Fund Platform (February 2007 — Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President and Chief Investment Risk Officer	March 2003 — Present September 2009— Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present); Executive Vice President of the ING Funds (March 2006 — Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 — July 2008 and October 2009 — Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 — July 2008 and October 2009 — Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 — December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	November 1999 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 — Present) and ING Investments, LLC(2) (August 1997 — Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	With the Trust	Time Served(1)	during the Past Five Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 — Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC (3)(February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present).

William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 — Present	Vice President, Head of Manager, Research and Selection Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 — Present	Assistant Vice President — Director of Tax, ING Funds Services (March 2008 — Present). Formerly, Tax Manager, ING Funds Services (March 2005 — March 2008); and Tax Senior , ING Funds Services (January 2004 — March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 — Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	May 2008 — Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 12, 2009, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services LLC and ING Investments, LLC (each and “Adviser” and together, the “Adviser”) and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 13 and November 10, 2009 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 12, 2009 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2010. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board also established a Contracts Committee and two Investment Review Committees (“IRCs”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007, 2008 and 2009 the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups of investment companies (“SPGs”) to be used by the Portfolios for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s investment review committees review benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2010. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2010, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 12, 2009 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its SPG, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and SPG were selected and how profitability was determined; (4) responses from the Adviser and relevant Sub-Adviser or Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Advisers; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolios’) advisory contracts and sub-advisory contracts, including a written analysis for each Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

For each Portfolio, Class S shares were used for purposes of certain comparisons between the Portfolios and their SPGs. Class S shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its SPG. The mutual funds included in the Portfolios’ SPGs were selected based upon criteria designed to mirror the Portfolio share class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on the Sub-Advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the IRCs to assist the Board and the IRCs with their assessment of the investment performance of the funds in the ING Funds Complex (including the Portfolios) on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Advisers.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Advisers were appropriate.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median and/or Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2009. In addition, the Board also considered at its November 12, 2009 meeting certain additional data regarding performance and Portfolio asset levels as of September 30, 2009. The Board’s findings specific to each Portfolio’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by an Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee rate because a Portfolio achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. For a Portfolio that did not have advisory fee breakpoints, but did benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that many of the Portfolios have experienced material declines in assets due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and the Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fee rates. Further, the Board considered that the decline in asset levels of many Portfolios caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser and Sub-Advisers.

The Board recognized that analysis of the Adviser’s and affiliated Sub-Adviser’s profitability is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

At the request of the Board, the Adviser has from time to time agreed to implement remedial actions for certain Portfolios. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Advisers or portfolio managers; and strategy modifications.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and affiliated Sub-Adviser primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 12, 2009 meeting in relation to renewing each Portfolio’s current Advisory and Sub-Advisory Contracts for the year ending November 30, 2010. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING Artio Foreign Portfolio (formerly known as ING Julius Baer Foreign Portfolio)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Artio Foreign Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the three-year period, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

regarding the effect that the Sub-Adviser’s investment approach has on the Portfolio’s performance relative to its peers; (2) Management’s analysis of the negative effect that stock selection and sector allocation had on the Portfolio’s performance; (3) in May 2009, the Portfolio’s investment strategy was modified; and (4) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio’s investment strategy was modified in May 2009, Management’s analysis of the Portfolio’s underperformance and that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance, the Board will permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Clarion Global Real Estate Portfolio (formerly known as ING Global Real Estate Portfolio)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Clarion Global Real Estate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the one-year period, the third quintile for the most recent calendar quarter, and the fourth quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholder from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

may have given different weight to different individual factors and related conclusions.

ING Evergreen Health Sciences Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Evergreen Health Sciences Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date and five-year periods, and the fourth quintile for the most recent calendar quarter, one-year, and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that the Portfolio’s temporary high cash position had on the Portfolio’s investment performance; (2) Management’s representations of the positive effect that recent changes to the Portfolio’s investment sector allocations had on the Portfolio’s investment performance; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account Management’s analysis of the Portfolio’s underperformance and that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance, the Board will permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING FMRsm Diversified Mid Cap Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING FMR Diversified Mid Cap Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, three-year and five-year periods, and the second quintile for the most recent calendar quarter and one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Resources Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Resources Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for the one-year, three-year, and five-year periods, but underperformed for the most recent calendar quarter, year-to-date, and ten-year periods; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the one-year and five-year periods, and the fourth quintile for the most recent calendar quarter and year-to-date and ten-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Janus Contrarian Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Janus Contrarian Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and five-year periods, the second quintile for the three-year period, and the fifth (lowest) quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Emerging Markets Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Emerging Markets Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for the one-year, three-year, and five-year periods, but underperformed for the most recent calendar quarter, year-to-date and ten-year periods; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the one-year period, the third quintile for the most recent calendar quarter and year-to-date periods, and the fourth quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Liquid Assets Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Liquid Assets Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Lipper category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Lipper category for the three-year and five-year periods, and the third quintile for the most recent calendar quarter, year-to-date and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Marsico Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Marsico Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exceptions of the year-to-date and five-year periods, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, one-year, and five-year periods, and the fourth quintile for the year-to-date, three-year and ten-year periods.

In analyzing this performance data, the Board took into account that Management will continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and above the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that the Adviser is operating the Portfolio at a loss.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Management will continue to monitor, and the Board or its IRC will review, the Portfolio’s investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Marsico International Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Marsico International Opportunities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and three-year periods, and the third quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MFS Total Return Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MFS Total Return Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year and ten-year periods, the second quintile for the three-year and five-year periods, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that the Adviser is operating the Portfolio at a loss.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MFS Utilities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MFS Utilities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and three-year periods, and the second quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and equal to the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING PIMCO Total Return Bond Portfolio (formerly known as ING PIMCO Core Bond Portfolio)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO Total Return Bond Portfolio (formerly ING PIMCO Core Bond Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year, and five-year periods, the second quintile for the most recent calendar quarter and year-to-date periods, and the third quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Pioneer Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for the one-year and three-year periods, but underperformed for the most recent calendar quarter and year-to-date periods; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the one-year period, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account Management’s observations regarding the negative effect that the Fund’s high-quality focus had on more recent performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account Management’s analysis of the Portfolio’s underperformance, the Board will permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Capital Appreciation Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Capital Appreciation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that the Adviser is operating the Portfolio at a loss.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Equity Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Equity Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio outperformed its benchmark for all periods presented, with the exception of the year-to-date and three-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the one-year, three-year and ten-year periods, and the third quintile for the year-to-date and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Global Franchise Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Global Franchise Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year and five-year periods, the fourth quintile for the most recent calendar quarter, and the fifth (lowest) quintile for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) Management’s view that the Sub-Adviser has consistently implemented its investment philosophy with respect to the Portfolio; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that the Adviser is operating the Portfolio at a loss.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance, the Board will permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Global Tactical Asset Allocation Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Global Tactical Asset Allocation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and year-to-date periods; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter and in the fifth (lowest) quintile for the year-to-date period.

In analyzing this performance data, the Board took into account that the Portfolio commenced operations in September 2008, and therefore had a limited

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

operating history for the purpose of analyzing its investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the portfolios in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the portfolios in its SPG.

In analyzing this fee data, the Board took into account that the Adviser is operating the Portfolio at a loss.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio commenced operations in September 2008 and it is reasonable to permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Board Consideration and Approval of New Sub-Sub-Advisory Contract for ING Van Kampen Global Franchise Portfolio

At a meeting of the Board held on July 10, 2009, the Board, including a majority of the Independent Trustees, determined to: (1) appoint Morgan Stanley Investment Management Company (“MS Singapore”), as a sub-sub-adviser to the Portfolio; and (2) approve a Sub-Sub-Advisory Contract with MS Singapore under which it would serve as Sub-Sub-Adviser to the Portfolio. MS Singapore is an affiliate of Morgan Stanley Investment Management, Inc. (“MSIM Inc.”), the sub-adviser to the Portfolio and the Sub-Sub-Advisory Contract became effective on July 11, 2009.

In determining whether to approve the Sub-Sub-Advisory Contract with MS Singapore, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Sub-Advisory Contract should be approved for the Portfolio. The materials provided to the Board to inform its consideration of whether to approve the Sub-Sub-Advisory Contract with MS Singapore included the following: (1) MSIM Inc.’s presentation before the International/Balanced/Fixed Income Funds Investment Review Committee at its July 9, 2010 meeting; (2) memoranda and related materials provided to the Board in advance of its July 10, 2009 meeting discussing Management’s rationale for recommending that MS Singapore serve as Sub-Sub-Adviser to the Portfolio; (3) MS Singapore’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (4) supporting documentation, including copies of the forms of the Sub-Sub-Advisory Contract with MS Singapore; and (5) other information relevant to the Board’s evaluation.

After its deliberation, the Board reached the following conclusions: (1) MS Singapore should be appointed to serve as Sub-Sub-Adviser to the Portfolio under the Sub-Sub-Advisory Contract with DFA; (2) the sub-sub-advisory fee rate payable by MSIM Inc. to MS Singapore is reasonable in the context of all factors considered by the Board; and (3) MS Singapore maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from the Portfolio’s CCO that MS Singapore’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws.

Based on these conclusions and other factors, the Board voted to approve the Sub-Sub-Advisory Contract for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Growth and Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Growth and Income Portfolio, the Board considered that, based on performance data for the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for the one-year, three-year, and five-year periods, but underperformed for the most recent calendar quarter, year-to-date, and ten-year periods; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exceptions of the most recent calendar quarter and ten-year periods, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year and five-year periods, the third quintile for the ten-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Advisers
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Distributor
ING Funds Distributor LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Independent Registered Public Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFIIT1AISS2                  (1209-022310)

Annual Report

December 31, 2009

Adviser (“ADV”), Institutional (“I”), Service (“S”) and Service 2 (“S2”) Classes

ING Investors Trust

■	ING BlackRock Large Cap Growth Portfolio

■	ING BlackRock Large Cap Value Portfolio

■	ING Clarion Real Estate Portfolio

■	ING Evergreen Omega Portfolio

■	ING Focus 5 Portfolio

■	ING Franklin Income Portfolio

■	ING Franklin Mutual Shares Portfolio

■	ING JPMorgan Small Cap Core Equity Portfolio

■	ING Limited Maturity Bond Portfolio

■	ING Lord Abbett Affiliated Portfolio

■	ING PIMCO High Yield Portfolio

■	ING Pioneer Equity Income Portfolio

■	ING Pioneer Fund Portfolio

■	ING Stock Index Portfolio

■	ING Templeton Global Growth Portfolio

■	ING Wells Fargo Small Cap Disciplined Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

It would be hard to find fault with the returns of securities markets over the past year, but we have been through a tumultuous period, and recent events raise new questions. By most measures (with the confounding exception of employment) the global recession is abating and economies are growing again, especially in the developing countries of Asia. Every silver lining has a cloud, though, and the improved but fragile outlook carries within it the same risks that got us into this crisis: disengaged monetary policies, unpredictable asset bubbles, enfeebled regulation and wilting political will.

Against the backdrop of the Davos World Economic Forum and President Obama’s first State of the Union address, Ben Bernanke, Chairman of the Federal Reserve, was confirmed by the Senate for a second four-year term, adding some element of certainty to the concerns of investors about the future. He and other policymakers still face economic problems, such as our growing long-term budget deficit, which will influence markets going forward.

How can this information help you with your investment plans? The outlook for corporate profits and market valuations is driven, at least in part, by reactions of government officials to economic and political events. The federal budget deficit casts overtones of uncertainty around expectations for inflation, for example, which could affect the value of all assets in U.S. markets. As a result, it could make sense to broaden one’s investment horizons to include additional exposure to non-U.S. investments.

The strong returns of the stock markets last year should not obscure the fact that keeping a well-diversified asset mix is likely to serve your financial needs. Before you make any changes to your portfolio, discuss them thoroughly with your investment advisor to ensure they appropriately reflect your situation.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President & Chief Executive Officer

ING Funds

January 28, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2009

In our semi-annual report we described how markets in risky assets, depressed by the financial crisis and recession, had abruptly recovered after early March to register gains through June 30, 2009. This was maintained in the second half of the fiscal year and global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), added 20.00%, for a return of 25.70% for the fiscal year ended December 31, 2009. (The MSCI World IndexSM returned 29.99% for the fiscal year ended December 31, 2009, measured in U.S. dollars). From the March 9, 2009 low point, the return was 60.90%. In currencies, the U.S. dollar was mixed for the year, losing 1.60% to the euro and 9.10% to the pound, but gaining 2.10% on the yen.

The rally had been credited to “green shoots”, a metaphor for signs, perhaps frail and erratic, that the worst of the financial crisis and resulting recession was over. Governments intervened massively to recapitalize companies considered systemically important, or at least to make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Some financial giants in the U.S. and U.K., once thought impregnable, now sit meekly under government control. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions). Corporations have instead issued bonds, which have been eagerly taken up by yield hungry investors.

“Cash-for-Clunkers” programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered an $8,000 tax credit to first-time home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part time. The UK reduced Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, the deficit equaled $1.42 trillion for the fiscal year ending September 30, 2009. To keep interest rates down, the Federal Reserve Board and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China’s rate of gross domestic product (“GDP”) growth is approaching 10% again and by the end of the year some key areas of the domestic economy were clearly looking better.

House prices are rising again. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities was reported in December to have risen for five consecutive months, although it was still down 7.30% from a year earlier. Sales of existing homes in November rose to the highest levels since February 2007.

On the employment front, just 11,000 jobs were lost in November and by year end the number of new unemployment claims was the lowest since July 2008. Yet the unemployment rate rose to 10.00%, having peaked at 10.20% even as thousands of workers left the labor force. Wage growth continued to decelerate and the average working week still hovered near lowest recorded levels. Broad, sustainable recovery will require a much more vigorous improvement in the labor market.

The economy, after four consecutive quarterly declines, has at least started to expand again. In the third quarter of 2009, GDP in the U.S. rose by 2.20% at an annual rate.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index (3) of investment grade bonds returned 5.93% for the fiscal year ended December 31, 2009. But improving risk appetite, combined with concern over the large volumes of issuance and fears of longer term inflation, meant that the Barclays Capital U.S. Treasury Index(4) component returned (3.57)% while the Barclays Capital Corporate Investment Grade Bond Index(5) returned 18.68%. High yield bonds, represented by the Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index(6), did even better, gaining a remarkable 58.76%. The annual yield on the 90-day U.S. Treasury Bills started the year at 12 basis points and ended it at just 5 basis points.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(7) including dividends, returned 26.46% for the fiscal year ended December 31, 2009, led by the technology and materials sectors, with telecoms and utilities lagging, albeit with positive returns. It was far from a smooth ride, and sentiment would periodically become fixated on the rather shaky foundation of the rally. Profits for

2

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2009

S&P 500® companies suffered their ninth straight quarter of annual decline in the third quarter. But this must surely change in the fourth quarter since in the corresponding period in 2008, S&P 500® earnings were actually negative.

In international markets, the MSCI Japan® Index(8) rose 9.10% for the fiscal year, all of it in the first half. By the second quarter, GDP was rising again but it was due to net exports and government stimulus. Domestic demand was still in the doldrums, with wages down for 18 straight months and deflation again the norm. The MSCI Europe ex UK® Index(9) surged 27.70%. As in the U.S., the region’s economy returned to growth in the third quarter of 2009. Prices stopped falling in November and by year end purchasing managers’ indices were in expansion mode. Against this, unemployment was still on the rise to 9.80%. The MSCI UK® Index(10) jumped 27.60%, despite the disappointment that, alone among the world’s largest economies, a rebound in GDP had not been reported by year end. Still, by November house prices were rising on an annual basis for the first time since early 2008, unemployment stabilized and, as in Continental Europe, purchasing managers’ indices pointed firmly to expansion.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the

Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)  The Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING BlackRock Large Cap Growth Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Robert C. Doll, Jr., CFA, Vice Chairman, Director, and Daniel Hanson, CFA, Director, Portfolio Managers of BlackRock Investment Management, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 30.20% compared to the Russell 1000® Growth Index(1), which returned 37.21% for the same period.

Portfolio Specifics: The beginning of 2009 saw stocks fall sharply amidst fears of depression and financial system nationalization. From the March 2009 lows, stocks galloped higher as massive, coordinated global monetary and fiscal stimulus began to reflate world economies. Massive amounts of cash on the sidelines poured into equities. Equity markets, while volatile, ended the year with sharp gains. Financial stocks and other low-quality securities led the way back; this low-quality-led rally had a significant impact on the Portfolio and was the primary driver of its underperformance.

At the sector level, our security selection in information technology (“IT”) and consumer discretionary was the primary detractor from performance. In IT, our holdings in internet software & services, as well as in the IT services industry, were the primary detractors from performance. In consumer discretionary, we favored lower-cost companies that were positioned to benefit from consumers trading down. Despite stubbornly high unemployment, the holiday season was better than expected and our positioning detracted from results.

On the positive side, our underweight in consumer staples and our security selection in healthcare contributed to performance. We believed the valuations in consumer staples were too high to merit investment. We also anticipated that volatile commodity prices would be difficult to manage for consumer staples companies. Meanwhile, during the year, increased information became available regarding the coming healthcare reform. With this increased granularity, investors expect the impact on healthcare companies to be less significant than was initially priced in to the securities. This has been our thesis all along and our positioning in healthcare was a notable contributor.

Current Strategy and Outlook: At the end of the year, our largest overweights were in the healthcare and energy sectors. Speculation about healthcare reform has depressed valuations in the sector; our view is that the actual reform will not be as harsh on the companies as the market expects. We have a constructive view on the price of oil and expect supply/demand imbalances in the future. Our largest underweights are in financials and consumer staples. We believe the future earnings in financials are too unpredictable. In consumer staples, we remain skeptical about valuations.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2009

(as a percent of net assets)

Microsoft Corp.	5.3%
International Business Machines Corp.	3.7%
Oracle Corp.	2.7%
Philip Morris International, Inc.	2.6%
Amgen, Inc.	2.1%
Target Corp.	1.7%
Medco Health Solutions, Inc.	1.6%
Kimberly-Clark Corp.	1.4%
Apple, Inc.	1.4%
TJX Cos., Inc.	1.3%

Portfolio holdings are subject to change daily.

4

PORTFOLIO MANAGERS’ REPORT	ING BLACKROCK LARGE CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Class ADV March 17, 2004		Since Inception of Class I April 28, 2006		Since Inception of Class S May 1, 2002	Since Inception of Class S2 September 9, 2002
Class ADV	29.60%	(0.36)%	1.75%		—		—	—
Class I	30.58%	—	—		(3.29)%		—	—
Class S	30.20%	0.02%	—		—		1.68%	—
Class S2+	30.03%	(0.14)%	—		—		—	4.03%
Russell 1000® Growth Index(1)	37.21%	1.63%	2.36	%(2)	0.02	%(3)	2.47%	0.73	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Large Cap Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

+	On October 3, 2005, all outstanding shares of Class S2 were fully redeemed. On May 26, 2006, Class S2 recommenced operations. The returns for Class S2 include the performance of Class S, adjusted to reflect the higher expense of Class S2, for the period of October 4, 2005 to May 25, 2006.
(1)	The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth.
(2)	Since inception performance of the index is shown from April 1, 2004.
(3)	Since inception performance of the index is shown from May 1, 2006.
(4)	Since inception performance of the index is shown from September 1, 2002.

5

ING BLACKROCK LARGE CAP VALUE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING BlackRock Large Cap Value Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Robert C. Doll, Jr., CFA, Vice Chairman, Director, and Daniel Hanson, CFA, Director, Portfolio Managers of BlackRock Investment Management, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 12.85% compared to the Russell 1000® Value Index(1), which returned 19.69% for the same period.

Portfolio Specifics: The beginning of 2009 saw stocks fall sharply amidst fears of depression and financial system nationalization. From the March 2009 lows, stocks galloped higher as massive, coordinated global monetary and fiscal stimulus began to reflate world economies. Massive amounts of cash on the sidelines poured into equities. Equity markets, while volatile, ended the year with sharp gains. Financial stocks and other low-quality securities led the way back; this low-quality-led rally had a significant impact on the Portfolio and was the primary driver of its underperformance.

At the sector level, our underweight and security selection in financials, as well as our security selection in energy, were the leading causes of underperformance. In financials, our holdings in the insurance industry detracted from performance, along with our underweight position in the capital markets and consumer finance industries. We remain cautious about the financials sector — we continue to believe that there is little visibility on earnings and that valuations are not providing the opportunity to be appropriately compensated for the uncertainty. In the fourth quarter, our caution on banks was additive as large, dilutive capital raises depressed share prices. In energy, we began the year with a bias toward large, integrated oil companies. We adjusted our positioning over the year and currently favor the services companies. We remain constructive on the price of oil and believe there are long-term supply/demand imbalances. Recently, we have found the most attractive opportunities to benefit from our long-term view in the oil services companies.

On the positive side, our overweight in information technology and our underweight and security selection in consumer staples were additive factors. In information technology, our holdings in the computers & peripherals industry were the largest contributors to performance. Our underweight in the consumer staples sector was based on our view that valuations were too rich. Additionally, commodity price volatility, we believed, would be difficult for companies to manage. Throughout the year, and particularly as the market turned, our positioning was a strong contributor to performance.

Current Strategy and Outlook: At the end of the year, our largest overweights were in the healthcare and materials sectors. Speculation about healthcare reform has depressed valuations in the sector; our view is that the actual reform will not be as harsh on the companies as the market expects. We have an optimistic view about materials and are expecting capacity closures to benefit the supply/demand picture. Our largest underweights are in financials and consumer discretionary. We believe the future earnings in financials are too unpredictable. In consumer discretionary, we are focusing on defensive retailers.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2009

(as a percent of net assets)

Verizon Communications, Inc.	2.7%
ExxonMobil Corp.	2.6%
Goldman Sachs Group, Inc.	2.4%
AT&T, Inc.	2.4%
UnitedHealth Group, Inc.	1.6%
Travelers Cos., Inc.	1.6%
WellPoint, Inc.	1.5%
XTO Energy, Inc.	1.5%
ConocoPhillips	1.4%
Marathon Oil Corp.	1.4%

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING BLACKROCK LARGE CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Class ADV April 28, 2006		Since Inception of Class I May 18, 2004		Since Inception of Class S May 1, 2002	Since Inception of Class S2 September 9, 2002
Class ADV	12.53%	—	(6.09)%		—		—	—
Class I	13.19%	(1.14)%	—		1.35%		—	—
Class S	12.85%	(1.38)%	—		—		1.88%	—
Class S2	12.69%	(1.55)%	—		—		—	4.59%
Russell 1000® Value Index(1)	19.69%	(0.25)%	(4.36	)%(2)	2.26	%(3)	3.03%	5.22	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Black Rock Large Cap Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.
(2)	Since inception performance of the index is shown from May 1, 2006.
(3)	Since inception performance of the index is shown from June 1, 2004.
(4)	Since inception performance of the index is shown from September 1, 2002.

7

ING CLARION REAL ESTATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Clarion Real Estate Portfolio (the “Portfolio”) seeks total return including capital appreciation and current income. The Portfolio is managed by T. Ritson Feguson, Chief Investment Officer, and Joseph P. Smith, Managing Director, of ING Clarion Real Estate Securities L.P. (“ING CRES”) — the Sub-Adviser.*

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 35.89% compared to the MSCI U.S. REIT Index(1), which returned 28.61% for the same period.

Portfolio Specifics: January 1, 2009 — April 30, 2009*: The real estate investment trust (“REIT”) market declined 12.0% in the four-month period ending April 30, 2009, as measured by the Dow Jones U.S. Select Real Estate Securities Index (the “Index”). REITs posted significant declines through mid-March, as share prices appeared to be impacted by negative investor sentiment in response to a continuation of weak economic data and an erosion in credit markets. Subsequently, the sector rallied significantly along with a recovery in the broader equity markets. Among the major U.S. REIT sectors, the apartment sector underperformed, the office sector modestly underperformed and the retail sector outperformed the Index. Despite being viewed as a safer group within the REIT sector due to relatively stronger balance sheets, largely due to their continued access to debt financing from Fannie Mae and Freddie Mac, the apartment stocks underperformed as the market appeared to be more focused on the weak operating outlook for 2009 provided on fourth quarter 2008 earnings calls. The office sector modestly underperformed, as investors appeared to become more concerned with rapidly rising vacancies and rental pressure due to negative absorption as a result of weakening tenant demand. The retail sector outperformed as investors appeared to become more optimistic that the companies with more troubled balance sheets would be able to solve their issues. Within the retail sector, the malls significantly outperformed and shopping centers meaningfully underperformed the Index. Among the smaller sectors, the lodging sector significantly outperformed, the healthcare and storage sectors underperformed and the industrial sector significantly underperformed the Index. The Portfolio outperformed the Index in the period. Both bottom-up stock selection and top-down sector allocation contributed to performance. Stock selection was especially strong in the shopping center, office, apartment and diversified sectors; this was modestly offset by stock selection in the health care sector. From a top-down perspective, the Portfolio benefited from the overweight to the hotel sector and the underweight to the industrial sector; this was modestly offset by the underweight to the mall sector. May 1, 2009 — December 31, 2009*: The period from our inception as Sub-Adviser has been a period of positive total returns for real estate stocks, which have advanced by more than 45% as improving capital market conditions and improving economic conditions have benefited investors. The Federal Reserve Bank, the U.S. Treasury and the U.S. government responded quickly and aggressively to credit issues in the fourth quarter of 2008 and first quarter of 2009, providing access to significant capital support for financial institutions as well as interest rate cuts. The resulting impact is beginning to become evident via recent economic reports, including second quarter and third quarter gross domestic product (“GDP”) data releases that surpassed expectations, which in turn has led to positive revisions to future growth estimates and an acknowledgment that the recession may have ended. Evidence that the rebound in economic growth is sustainable remains critical to the investment case for real estate companies. Recent indicators show that an economic recovery is underway, although the data suggest that the recovery may be weaker than past recoveries. The “big picture” is that the outlook for economic growth has improved over the course of the year, and we believe this growth will eventually translate to greater demand for real estate, which should bode well longer-term for property companies. The most significant development during the past six months has been the re-opening of capital markets as REITs have recapitalized via the issuance of more than $22 billion in equity in 2009 and companies have also been able to issue both secured and unsecured debt. Accompanying this development has been a corresponding reduction in the cost of capital as spreads have moved to levels that were last seen in the markets just prior to Lehman’s bankruptcy. The recapitalization has allowed REITs to raise the necessary capital to cover commitments and allowed some high-quality companies to raise additional funds that will enable them to buy assets at what we believe will be attractive valuations, which will be accretive to earnings. Relative outperformance was driven by a combination of stock selection and asset allocation decisions. Stock selection contributed approximately two-thirds of the relative outperformance during the period as the Portfolio’s holdings in the office, mall, apartment and industrial sectors more than offset relative underperformance of stock selection in the shopping center and hotel sectors. Sector allocation benefited performance during the period and was positive across all sectors, with the exception of slight underperformance in the office sector. An overweight to the outperforming mall sector as well as an underweight to the underperforming shopping center sector added the most value during the period.

Current Strategy and Outlook: The Portfolio continues to maintain a bias toward what we believe are high-quality companies. We remain overweight companies as well as sectors that offer long-term leases and derive a high percentage of earnings from recurring sources (primarily contract lease rental income). We prefer companies offering strong balance sheets and experienced management teams. We believe the vastly improved capital position of most of the listed real estate companies bodes well for the longer-term prospects for real estate. The ability of listed property companies to raise capital quickly and in a variety of ways continues to provide a key competitive advantage relative to the private real estate market, which should enable management teams to take advantage of potential acquisition opportunities over the coming months and years. The net result is that we expect to see a shift of private assets into the public markets via acquisitions or IPOs. Property fundamentals, in our opinion, should bottom in the first half of 2010 and while we expect core growth to be negative for all of 2010, we expect positive growth in the second half of 2010 and for all of 2011. We are very constructive about the prospects for listed real estate companies over the next few years and look for solid total returns in the intermediate term.

*	Effective May 1, 2009, ING CRES became the Sub-Adviser of the Portfolio. On May 1, 2009, the Portfolio changed its name and principal investment strategies. Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) was the Sub-Adviser of the Portfolio from December 17, 2001 to May 1, 2009.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Portfolios. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2009

(as a percent of net assets)

Simon Property Group, Inc.	11.3%
Vornado Realty Trust	6.2%
Host Hotels & Resorts, Inc.	4.1%
Ventas, Inc.	4.1%
AvalonBay Communities, Inc.	3.8%
Boston Properties, Inc.	3.5%
Public Storage, Inc.	3.5%
Macerich Co.	3.4%
Prologis	3.4%
Equity Residential	3.4%

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	ING CLARION REAL ESTATE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class ADV April 17, 2006		Since Inception of Class I May 19, 2003		Since Inception of Class S2 September 9, 2002
Class ADV	35.38%	—	—	(3.78)%		—		—
Class I	36.29%	2.28%	—	—		10.39%		—
Class S	35.89%	2.01%	11.51%	—		—		—
Class S2	35.70%	1.86%	—	—		—		9.96%
MSCI U.S. REIT Index(1)	28.61%	0.23%	10.43%	(5.47	)%(3)	7.75	%(4)	7.98	%(5)
DJW Real Estate Securities Index(2)	29.01%	(0.26)%	10.45%	(6.52	)%(3)	8.58	%(4)	8.04	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Clarion Real Estate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The MSCI U.S. REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts, designed to measure real estate equity performance.
(2)

The DJW Real Estate Securities Index measures the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”). The Index is capitalization-weighted.

(3)	Since inception performance of the indices is shown from May 1, 2006.
(4)	Since inception performance of the indices is shown from June 1, 2003.
(5)	Since inception performance of the indices is shown from September 1, 2002.

9

ING EVERGREEN OMEGA PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Evergreen Omega Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Aziz Hamzaogullari, CFA, Managing Director, Director of Research and Portfolio Manager of Evergreen Investment Management Company, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares, provided a total return of 42.45% compared to the Russell 1000® Growth Index(1), which returned 37.21% for the same period.

Portfolio Specifics: Our investment philosophy centers on fundamental, bottom-up, disciplined investing for the long term. Our ultimate goal is to invest in what we believe are structurally good businesses with sustainable competitive advantages and the ability to grow profitably on a secular basis. We follow a focused strategy where we tend to pursue companies that we believe can sustain above-average growth of long-term cash flows and which sell at a discount to our estimate of the intrinsic value for the business. Because we are long-term investors, we anticipate that the Portfolio’s portfolio turnover may be relatively low. Our sector weighting decisions will be byproducts of our bottom-up, fundamental analysis of companies, as we refrain from trying to determine macro variables such as interest rates, employment growth and inflation.

During this year, we continued to overweight consumer discretionary, information technology, and financials. A combination of our investments and the reconstitution of the benchmark in 2009 led us from a significant underweight in Energy to an essentially equal weight position. While we remain overweight in healthcare, we are at a lower level than last year. We increased our underweight in consumer staples and maintained an overall underweight vs. the benchmark in industrials. We continue to own no positions in materials.

This year, we invested in only five new companies: American Express Co., Analog Devices, Inc., MSCI, Inc., SEI Investments Co., and Verisk Analytics, Inc. To fund these purchases and optimize the risk-reward profile of the Portfolio, we sold eight holdings: Best Buy Co. Inc., Bristol-Myers Squibb Co., Carnival Corp., KLA-Tencor Corp., St. Jude Medical, Inc., Texas Instruments, Inc. and Tyco International Ltd. We also sold our position in Bankrate, Inc. after it agreed to be acquired by Apax Partners, a global private equity firm.

The Portfolio’s outperformance relative to its benchmark this year was primarily driven by stock selection in the consumer discretionary sector, the largest contributions coming from Amazon.com, Inc., Blue Nile, Inc. and Timberland Co. In information technology, our long-term holdings in Google, Inc., Altera Corp., Oracle Corp. and QUALCOMM, Inc. were major contributors along with newer holdings in Visa, Inc. and FactSet Research Systems, Inc. Our new MSCI, Inc. position in the financials sector was a top ten contributor.

Stock selection in the information technology sector proved to be a drag on performance relative to the benchmark. On a security level, some main detractors were Bankrate, Inc., Novartis AG, Amgen, Inc. (“Amgen”), ConocoPhillips, Chevron Corp. and Marsh & McLennan Cos. and Expeditors International of Washington Inc. (“Expeditors”). Among these, we added to our positions in Amgen and Expeditors as valuations became more attractive vs. our long-term estimates for returns and margins. We continue to hold the others because they meet our criteria of strong businesses with solid growth drivers, selling at a significant discount to our estimate of the company’s intrinsic value.

Current Strategy and Outlook: Our investment process is guided by our steadfast commitment to the long term. We refrain from trying to determine macro variables such as interest rates, employment growth and inflation. Our bottom-up analysis currently leads us to overweight in technology, healthcare, financials and consumer discretionary names. At present, we are underweight in materials and industrials and about equal weight in energy. We are steadfast in our commitment to long-term investing. A byproduct of this philosophy has been a relatively low portfolio turnover ratio, even though the Portfolio does not have a stated goal of maintaining a specified level of portfolio turnover. While shifting market conditions may warrant additional portfolio transactions and a higher turnover ratio, we remain committed to a philosophy of investing for the long term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2009

(as a percent of net assets)

Amazon.com, Inc.	7.0%
Google, Inc. — Class A	5.8%
Visa, Inc.	5.6%
Expeditors International Washington, Inc.	4.5%
Altera Corp.	4.5%
Blue Nile, Inc.	4.3%
Biogen Idec, Inc.	4.3%
Factset Research Systems, Inc.	4.1%
Oracle Corp.	4.0%
SEI Investments Co.	3.7%

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	ING EVERGREEN OMEGA PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I May 2, 2005		Since Inception of Class S May 3, 2004		Since Inception of Class S2 May 13, 2004
Class ADV	41.57%	—	4.28%		—		—		—
Class I	42.73%	—	—		7.43%		—		—
Class S	42.45%	4.81%	—		—		5.29%		—
Class S2	42.11%	4.64%	—		—		—		5.15%
Russell 1000® Growth Index(1)	37.21%	1.63%	(1.89	)%(2)	3.09	%(3)	2.61	%(4)	2.61	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Evergreen Omega Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
(2)	Since inception performance of the index is shown from January 1, 2007.
(3)	Since inception performance of the index is shown from May 1, 2005.
(4)	Since inception performance of the index is shown from May 1, 2004.

11

ING FOCUS 5 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Focus 5 Portfolio (the “Portfolio”) seeks total return through capital appreciation and dividend income. The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 21.80% compared to the Standard & Poor’s 500® Composite Stock Price Index (1) (‘‘S&P 500® Index’’), which returned 26.46% for the same period.

Portfolio Specifics: The reporting period was challenging for the Portfolio. The underperformance came primarily from the Portfolio’s allocations to the Small Cap 40, U.S. Large Cap Market 10 (“U.S. LargeCap 10”) and the U.S. Blue-Chip 10 (“U.S. Blue-Chip”) strategies.

The allocation to the U.S. LargeCap 10 and the Small Cap 40 strategies hurt performance as they had a strong growth and momentum bias and those factors underperformed very significantly in 2009. Financials were among the worst performers in three of these strategies. Not owning some high performing technology stocks was also a common theme among these funds that detracted from performance.

In the Small Cap 40 strategy, our positions in regional banks like S&T Bancorp, Inc. and WesBanco, Inc. were the worst performers for the period. Within the U.S. Large Cap 10 strategy, our position in consumer staples stocks like Kroger Co. hurt returns; while within technology not owning Apple, Inc. hurt the strategy as the stock rebounded from its 2008 lows. Within the U.S. Blue-Chip, our position in diversified financial companies like Citigroup, Inc. hurt returns. Not owning International Business Machines Corp. was also detrimental for the strategy.

In the 25 Fund Strategy, which holds relatively high but not the highest dividend-paying names, positions in multi-line retail stores added to returns with names like Nordstrom, Inc. and Macy’s, Inc. outpacing the market for the period. In the International Blue Chip 75 strategy, which utilizes a strategy similar to the 25 Fund Strategy, industrials stocks like Kone Oyj and Atlas Copco AB added to returns. Underweights in some utilities companies also added to returns.

Current Outlook and Strategy: The Portfolio is constructed by combining equal weights of the 25 Fund Strategy, U.S. Blue-Chip 10 Strategy, U.S. Large Cap Market 10 Strategy, Small Cap 40 Strategy and International Blue-Chip 75 Strategy. Stocks in the individual strategies are selected using preset rules. The Portfolio is rebalanced annually to reset the stock holdings based on the rules.

*	Effective January 13, 2009, Omar Aguilar is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2009

(as a percent of net assets)

Home Depot, Inc.	2.9%
Boeing Co.	2.9%
Chevron Corp.	1.8%
EI Du Pont de Nemours & Co.	1.8%
Verizon Communications, Inc.	1.8%
Kraft Foods, Inc.	1.8%
AT&T, Inc.	1.8%
Merck & Co., Inc.	1.8%
McDonald’s Corp.	1.8%
Pfizer, Inc.	1.8%

Portfolio holdings are subject to change daily.

12

PORTFOLIO MANAGERS’ REPORT	ING FOCUS 5 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Class ADV, I and S August 20, 2007
Class ADV	21.28%	(13.10)%
Class I	21.98%	(12.50)%
Class S	21.80%	(12.69)%
S&P 500® Index(1)	26.46%	(9.17	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Focus 5 Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.
(2)	Since inception performance of the index is shown from September 1, 2007.

13

ING FRANKLIN INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Franklin Income Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio is managed by Edward D. Perks and Charles B. Johnson, Portfolio Managers of Franklin Advisers, Inc.  — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 31.51% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), Barclays Capital U.S. Intermediate Government/Credit Bond Index(2) and the Composite Index(3) (60% of the S&P 500® Index and 40% of the Barclays Capital U.S. Intermediate Government/Credit Bond Index), which returned 26.46%, 5.24% and 18.11%, respectively, for the same period.

Portfolio Specifics: During the period, long-term interest rates rose as the economy began to recover and the financial system moved away from the turmoil that engulfed markets beginning in the second half of 2008. Despite the modest increase in long-term interest rates during the period, corporate bonds rallied as credit spreads contracted from the extremely elevated levels on December 31, 2008.

Within fixed income, corporate bonds — particularly high yield bonds — surged during the year as companies that survived the credit crisis began to access the capital markets. One of the Portfolio’s largest holdings at the start of the year, Ford Motor Credit Co., advanced as automotive finance companies maintained access to funding. Additionally, the overall automotive sector improved partly due to government involvement through the “cash for clunkers” program, which helped stimulate auto industry sales. Bonds and hybrid securities from JPMorgan Chase & Co. and Bank of America Corp. appreciated as the financial system stabilized and banks began to rebuild their capital positions. The Portfolio also benefited from the strong performance of other high yield issuers such as iStar

Financial, Inc., Tenet Healthcare Corp. and Charter Communications.

Energy sector holdings also recovered sharply with strong gains realized by companies involved in the oil and gas production and pipeline business including Chesapeake Energy Corp., PetroHawk Energy Corp., Plains Exploration & Production Co. and El Paso Corp. As the economy emerged from recession, commodity prices improved and helped drive positive results and, we believe, a more favorable outlook for companies in the sector.

Within equities and convertible securities, several sectors and individual companies contributed to the Portfolio’s income and total return, while many dividend-paying stocks lagged the broader market’s rapid gains.

With a strong recovery in credit and equity markets, convertible securities delivered substantial gains, and many of the Portfolio’s holdings in convertible bonds and convertible preferred stocks were strong contributors to overall performance. Real estate sector holdings Vornado Realty Trust and Duke Realty Corp. advanced as property and real estate financing markets began to recover. Financial sector holdings, including Bank of America Corp. and Wells Fargo & Co. convertible preferred stocks, appreciated as bank credit spreads tightened and the risk of bank failures subsided. Technology holdings in Advanced Micro Devices, Inc. and Maxim Integrated Products were strong as demand for semiconductors improved.

Although some common stock holdings, such as Southern Co., Pfizer, Inc. and Ameren Corp., detracted from performance, other positions including Canadian Oil Sands Trust and JPMorgan Chase & Co. delivered strong gains.

Current Strategy and Outlook: The Portfolio primarily invests in corporate, foreign and U.S. Treasury bonds as well as stocks and convertible securities with dividend yields we believe are attractive. Bonds and stocks are selected for the Portfolio on the basis of our assessment of their potential long-term value and on the basis of fundamental, bottom-up research.

Our strategy is to invest in bonds and stocks of companies we consider undervalued or out-of-favor. Looking forward, we continue to seek investment opportunities across a wide range of asset classes that could help the Portfolio achieve its investment objective of maximizing income while maintaining prospects for capital appreciation. We remain optimistic about opportunities across the capital structure from bank debt and corporate bonds to convertible securities and common stocks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2009

(as a percent of net assets)

Merck & Co., Inc.	1.7%
ExxonMobil Corp.	1.7%
JPMorgan Chase & Co., 7.900%, due 04/29/49	1.7%
Energy Future Holdings, 11.250%, due 11/01/17	1.5%
Pacific Gas & Electric Co.	1.3%
ConocoPhillips	1.1%
Duke Energy Corp.	1.1%
Canadian Oil Sands Trust	1.1%
AT&T, Inc.	1.1%
Citigroup, Inc.	1.1%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

14

PORTFOLIO MANAGERS’ REPORT	ING FRANKLIN INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I and S April 28, 2006		Since Inception of Class S2 May 3, 2006
Class ADV	31.13%	(1.94)%		—		—
Class I	32.03%	—		1.78%		—
Class S	31.51%	—		1.53%		—
Class S2	31.27%	—		—		1.41%
S&P 500® Index(1)	26.46%	(5.63	)%(4)	(2.20	)%(5)	(2.20	)%(5)
Barclays Capital U.S. Intermediate Government/Credit Bond Index(2)	5.24%	5.90	%(4)	6.04	%(5)	6.04	%(5)
Composite Index (3)	18.11%	(0.70	)%(4)	1.42	%(5)	1.42	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Franklin Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.
(2)	The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index composed of securities including U.S. Government Treasury and agency securities.
(3)	The Composite Index is comprised of 60% of the S&P 500® Index and 40% of the Barclays Capital U.S. Intermediate Government/Credit Bond Index.
(4)	Since inception performance of the indices is shown from January 1, 2007.
(5)	Since inception performance of the indices is shown from May 1, 2006.

15

ING FRANKLIN MUTUAL SHARES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Franklin Mutual Shares Portfolio (the “Portfolio”) seeks capital appreciation, with income as a secondary goal. The Portfolio is managed by Peter A. Langerman, President, CEO, and Co-Portfolio Manager, F. David Segal, CFA, Co-Portfolio Manager and Deborah A. Turner, CFA, Assistant Portfolio Manager, of Franklin Mutual Advisers, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 26.52% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500”), which returned 26.46% for the same period.

Portfolio Specifics: As the stock market broadly rebounded in 2009, many of the Portfolio’s investments increased in value. Three particularly strong performers were software giant Microsoft Corp. (“Microsoft”), U.K.-based communications services provider Virgin Media, Inc. (“Virgin Media”), and International Paper Co. (“International Paper”), the world’s largest forest products company.

Early in 2009, Microsoft shares fell as the economic slowdown adversely affected information technology budgets and PC sales. Microsoft laid off employees while positioning itself to expand margins in the event of economic recovery. Our investment appreciated substantially as the market began to anticipate the resumption of growth and the stabilization of earnings.

Virgin Media’s leveraged balance sheet and operating exposure to reduced consumer spending heightened investor concerns in late 2008 and early 2009. By 2009’s second quarter, Virgin Media’s management took advantage of better credit conditions to refinance $1.6 billion of its near-term maturities. In addition, the company’s second quarter 2009 earnings reflected continued improvement in subscriber metrics and earnings growth.

Our investment in International Paper appreciated considerably, despite a dramatic share price drop early in 2009. Facing lower demand and significant curtailments in production, which raised unit costs, the company expanded margins partly through productivity initiatives, helping it deliver strong operating results and free cash flow (much of which was used to pay down debt).

Some of the Portfolio’s investments did not fare as well and lost value during 2009. Photographic equipment company Eastman Kodak Co.’s (“Kodak”) stock depreciated as operational losses and revaluation of post-retirement assets and liabilities significantly eroded its book value in 2009’s first quarter. Kodak’s weak cash flow performance also weighed on its share price, largely due to an unprofitable consumer inkjet business and operating earnings declines among its traditional businesses. In September, to alleviate potential bankruptcy concerns, the company entered into a number of capital markets transactions, which increased its debt.

Kroger Co. (“Kroger”) operates 2,469 supermarkets, 773 convenience stores and more than 100 supercenters in 31 states. Supermarket stocks in general, including Kroger, did not perform well in 2009 as food price deflation in the second half of the year contributed to lower-than-expected operating earnings.

The Portfolio’s Deutsche Post AG (“Deutsche Post”) holdings declined in value during the time we held them, primarily due to concerns about the negative outlook for global growth. In addition, concerns grew about Deutsche Bank’s ability to close the Postbank sale and evidence of Deutsche Post’s exposure to a Postbank rights issue. Lastly, rumors swirled that the company might cut its dividend. The Portfolio sold its position prior to the dividend cut announcement in early 2009.

Current Strategy and Outlook: Given the dramatic nature of the sell-off in the equity markets, we believe we found good opportunities throughout 2009 among undervalued stocks. Some of our top stocks were mining companies, paper and forest products producers, and deepwater offshore petroleum drillers. Economically defensive industries with strong market positions, high barriers to entry, and reasonably predictable earnings and cash flows, likewise produced some of the Portfolio’s best results by security type. We anticipate continued opportunities in the area of undervalued equities as 2010 unfolds.

We also found opportunities in merger arbitrage situations, with positive results from our participation in large strategic deals such as Pfizer, Inc.’s acquisition of Wyeth and Merck & Co., Inc.’s acquisition of Schering-Plough Corp. Merger and acquisition activity increased over the latter part of 2009, and we expect it to accelerate further.

Formidable headwinds remain, as the reserve currency status of the U.S. dollar continues to be questioned, as does the ability of the Federal Reserve to scale back monetary stimulus without slowing the economic recovery. Imbalances and upheavals often generate mispriced securities, and that volatility can help us find value for our shareholders.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2009

(as a percent of net assets)

CVS Caremark Corp.	2.7%
Microsoft Corp.	2.4%
News Corp. — Class A	2.2%
British American Tobacco PLC	2.1%
Weyerhaeuser Co.	2.0%
Altria Group, Inc.	1.9%
Imperial Tobacco Group PLC	1.9%
Berkshire Hathaway, Inc. — Class B	1.9%
Nestle S.A.	1.8%
Orkla ASA	1.6%

Portfolio holdings are subject to change daily.

16

PORTFOLIO MANAGERS’ REPORT	ING FRANKLIN MUTUAL SHARES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Class ADV, I and S April 30, 2007
Class ADV	25.82%	(10.17)%
Class I	26.70%	(9.52)%
Class S	26.52%	(9.72)%
S&P 500® Index(1)	26.46%	(8.04	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Franklin Mutual Shares Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.
(2)	Since inception performance of the index is shown from May 1, 2007.

17

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING JPMorgan Small Cap Core Equity Portfolio (the “Portfolio”) seeks capital growth over the long term. The Portfolio is managed using two investment styles — quantitative and fundamental analysis. The Portfolio is managed by Christopher T. Blum, CFA, Managing Director, Dennis S. Ruhl, CFA, Vice President, and Glenn Gawronski, CFA, Managing Director, Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 27.34% compared to the Russell 2000® Index(1), which returned 27.17% for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark for 2009, as stock selection in the financial services and producer durables sectors aided returns. At the individual stock level, Jarden Corp. was among the contributors to relative performance. The consumer product manufacturer advanced on strong quarterly results that came in above expectations, primarily due to cost-cutting. Another contributor to relative performance was SuccessFactors, Inc. The employee-performance software company benefited from improvements in gross margin and lowered costs. Further, the company gained from stabilizing application spending, and improved conditions for small and medium-sized businesses and the company’s attention to costs.

Despite the Portfolio’s relative outperformance, stock selection in the materials and processing sector and a portfolio underweight to the consumer discretionary sector weighed on results. Detractors included Winn-Dixie Stores Inc. (“Winn-Dixie”), a food retailer, and NTELOS Holdings Corp. (“NTELOS Holdings”), a wireless phone service provider. Winn-Dixie reported disappointing quarterly results and lowered its earnings forecast for the fiscal year. The company was negatively impacted as cautious consumers purchased fewer items amid a weak economic environment. In addition, strengthening competition among food retailers hurt the stock. Shares of NTELOS Holdings declined, impacted by economic conditions and maturation of the wireless industry.

Current Strategy and Outlook: We employ a bottom-up approach to stock selection, seeking to identify what we believe are undervalued small-cap companies with leading competitive positions and strong management. The research process is designed in an effort to identify companies that exhibit sustainable free cash flow, high barriers to entry and proven management teams. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

Our sense is that the U.S. economy will grow at a slightly above-trend rate in 2010, just enough to nudge the unemployment rate a bit lower. In our opinion, business inventories are only in the early stages of being replenished and high corporate cash balances are likely to be used to fund new capital expenditures, especially after the sharp cuts seen in 2009. Despite the popular assumption that the overleveraged consumer will be a minute factor in the recovery, we believe that increased consumption will contribute to growth in 2010. While we expect the upward trend for the equity markets to remain mostly intact, given the size of last year’s strong advance and the prospect of less of a tailwind provided by government stimulus, we believe the vigor of the 2009 rally is unlikely to be maintained.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2009

(as a percent of net assets)

Silgan Holdings, Inc.	1.5%
Jarden Corp.	1.5%
ProAssurance Corp.	1.3%
PSS World Medical, Inc.	1.2%
TransDigm Group, Inc.	1.0%
Waste Connections, Inc.	0.9%
Papa John’s International, Inc.	0.9%
NTELOS Holdings Corp.	0.9%
Herman Miller, Inc.	0.9%
Brink’s Home Security Holdings, Inc.	0.8%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

18

PORTFOLIO MANAGERS’ REPORT	ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Class ADV August 12, 2004		Since Inception of Class I May 6, 2004		Since Inception of Class S May 1, 2002	Since Inception of Class S2 September 9, 2002
Class ADV	26.74%	0.82%	4.88%		—		—	—
Class I	27.59%	1.42%	—		4.61%		—	—
Class S	27.34%	1.18%	—		—		4.67%	—
Class S2	27.06%	1.02%	—		—		—	7.56%
Russell 2000® Index(1)	27.17%	0.51%	3.72	%(2)	3.32	%(3)	4.04%	8.02	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Small Cap Core Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

The Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2)	Since inception performance of the index is shown from August 1, 2004.
(3)	Since inception performance of the index is shown from May 1, 2004.
(4)	Since inception performance of the index is shown from September 1, 2002.

19

ING LIMITED MATURITY BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Limited Maturity Bond Portfolio (the “Portfolio”) seeks the highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio is managed by Christopher Diaz, Peter Guan, Michael Hyman and Christine Hurtsellers, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 7.16% compared to the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index(1), which returned 3.83% for the same period.

Portfolio Specifics: After a challenging first quarter, the Portfolio outperformed its benchmark due to significant sector overweights to credit. Additionally exposures to sectors not in the index including commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and non-agency residential mortgage-backed securities (“RMBS”) helped. Within corporate bonds, combined overweight positions to financials (especially insurance companies and banks) and lower-rated bonds also proved beneficial. The broader themes of moving from consumer non-cyclicals to cyclicals and commodity-rally themed securities proved beneficial for most of the year.

The strategy was underweight U.S. Treasuries and overweight riskier sectors mentioned previously. Duration positioning, which varied over the year, was largely beneficial.

Current Strategy and Outlook: Our key themes for 2010 are for range-bound U.S. Treasury rates and little likelihood of Federal Reserve tightening in the first half of the year, due to expected high continuing unemployment and significant slack in the domestic economy. Nevertheless, we will keep a close eye on the underemployed U.S. consumer to watch out for “austerity fatigue” and any uptick in consumption. Although concerns about inflation may resurface intermittently, we believe that it will not be a problem for the near-term, especially given the decline in owner’s equivalent rent and little wage pressure resulting from poor job growth. Given the expansion of domestic and global economies of late, market participants are paying greater attention to the need for an exit strategy from quantitative easing and (near) zero interest rate policies, which may precede increases in the federal funds rate.

Many corporations have repaired their balance sheets, termed-out troublesome short-term debt, issued equity, and slashed costs. Furthermore, we believe the demand outlook for high-grade corporate debt from pensions, endowments, and retail investors looks strong going into 2010 while the supply of such debt is forecast to slip. This has continuing positive implications for the holders of their debt and the level of spreads, or risk premia.

The Portfolio maintains an overweight to investment grade credit and non-agency RMBS, but we are trimming non-agency RMBS exposure. Additionally, we are overweight CMBS and ABS. We will tactically trade duration with a bias to staying short in the opening days of 2010 as recent economic data have been surprising markets by their strength versus market consensus.

*	Effective January 13, 2009, James Kauffmann was replaced by Christopher Diaz, Michael Hyman and Christine Hurtsellers as portfolio managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2009

(as a percent of net assets)

U.S. Treasury Note, 0.750%, due 11/30/11	11.9%
U.S. Treasury Note, 2.125%, due 11/30/14	2.7%
Federal Home Loan Mortgage Corporation, 5.500%, due 06/15/35	2.4%
Federal National Mortgage Association, 6.000%, due 05/15/11	2.0%
U.S. Treasury Note, 1.125%, due 12/15/12	1.8%
Federal Home Loan Bank, 1.375%, due 05/16/11	1.7%
Bank of America Corp., 2.100%, due 04/30/12	1.7%
U.S. Treasury Note, 4.500%, due 08/15/39	1.6%
Citigroup, Inc., 2.125%, due 04/30/12	1.6%
Citibank NA, 1.375%, due 08/10/11	1.5%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

20

PORTFOLIO MANAGERS’ REPORT	ING LIMITED MATURITY BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class ADV and S2 April 28, 2006		Since Inception of Class I April 29, 2005
Class ADV	6.48%	—	—	3.68%		—
Class I	7.41%	—	—	—		4.03%
Class S	7.16%	3.60%	4.57%	—		—
Class S2	7.22%	—	—	4.24%		—
Barclays Capital 1-3 Year U.S. Government/Credit Bond Index(1)	3.83%	4.32%	4.86%	5.21	%(2)	4.57	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Limited Maturity Bond Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is a widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.

(2)	Since inception performance of the index is shown from May 1, 2006.
(3)	Since inception performance of the index is shown from May 1, 2005.

21

ING LORD ABBETT AFFILIATED PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Lord Abbett Affiliated Portfolio (the “Portfolio”) seeks long-term growth of capital. Current income is a secondary objective. The Portfolio is managed by Eli M. Salzmann and Lawrence D. Sachs, Partners and Portfolio Managers of Lord, Abbett & Co. LLC — the Sub-Adviser*.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares, provided a total return of 18.79% compared to the Russell 1000® Value Index(1), which returned 19.69% for the same period.

Portfolio Specifics: The Portfolio underperformed the Russell 1000® Value Index for the twelve-month period ended December 31, 2009.

An overweight within the underperforming financial services sector was the largest detractor from relative performance for the year. Financial stocks suffered relatively in the first quarter of the year but strengthened in the last three quarters. The Portfolio’s underweight position in Bank of America Corp. for the last three quarters of the year detracted, as the stock more than doubled during that recovery period.

Unfavorable stock selection within the producer durables sector also detracted from relative performance. Shares of General Electric Co. declined in sympathy with the financial services sector during the tumultuous first quarter. The company reported quarterly earnings that were below consensus expectations, it reduced its quarterly dividend and it suffered from a credit rating downgrade. We eliminated the position during this time.

A beneficial overweight and favorable stock selection within the robust consumer discretionary sector contributed relatively for the year. Hertz Global Holdings, Inc. (“Hertz”) was one of the Portfolio’s strongest performers for the period, as shares of the car and equipment rental provider rose after investors began detecting early signs of a bottoming process in the overall economy. Hertz also benefited from reducing its fleet, which resulted in lower-than-expected expenses. In the second and third quarter quarterly reports, its earnings exceeded consensus expectations by a significant margin. Also, strong stock selection and an overweight position within the diversified retail area of the sector aided relative performance for the year. J. Crew Group Group, Inc. and HSN, Inc. were notable contributors.

Strong stock selection also was evident within the energy sector. Oilfield services company Schlumberger Ltd. rebounded from its price swoon in fourth quarter 2008, as reported earnings for the first two quarters of 2009 exceeded consensus expectations. Also within the sector, the Portfolio benefited from an underweight of ExxonMobil Corp., which underperformed both the sector and the index.

Current Strategy and Outlook: We believe the Portfolio is positioned for a cyclical recovery in the economy. Consumer discretionary is the Portfolio’s largest overweight sector relative to the benchmark, with a continuing concentration primarily in the diversified retail area. We took profits in select diversified retail and specialty retail holdings throughout the period, however, so the overweight is somewhat reduced from a year ago. Financial services is now the second largest overweight sector. Over the past year, however, the sector represented the Portfolio’s largest decline in active weight versus the benchmark index. As in the previous two quarters, we continued to reduce exposure here during the fourth quarter. Specifically, we trimmed or eliminated positions within the asset management & custodian, financial data & systems, and multi-line insurance industries.

The utilities sector remains the Portfolio’s largest underweight sector, as we believe individual stock valuations are relatively expensive and better opportunities exist elsewhere in the market. The producer durables sector is now moderately underweight, and we made relatively few changes during the most recent quarter.

The largest increase in active weight over the course of the year occurred within the energy sector. We increased exposure to existing holdings as well as initiated new positions within the integrated oils industry. We also initiated a position in a coal company. As a result, the energy sector moved from a significant underweight to a moderate overweight during the period. With economies around the world continuing to recover, we believe the current high inventories of crude oil and other fuels should be cresting and pricing could firm as we move through 2010.

During the past quarter, we reduced the modest overweight in the healthcare sector by trimming positions in a biotechnology firm and a medical device manufacturer. The sector is now at a market weight in the Portfolio.

*	Effective December 28, 2009, Mr. Sachs was added as a portfolio manager to the Portfolio and Kenneth G. Fuller is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2009

(as a percent of net assets)

Wells Fargo & Co.	4.5%
JPMorgan Chase & Co.	4.3%
ExxonMobil Corp.	3.9%
Delta Airlines, Inc.	3.1%
Schlumberger Ltd.	2.7%
Chevron Corp.	2.7%
Goldman Sachs Group, Inc.	2.5%
Hertz Global Holdings, Inc.	2.3%
Kroger Co.	2.2%
Bank of New York Mellon Corp.	2.1%

Portfolio holdings are subject to change daily.

22

PORTFOLIO MANAGERS’ REPORT	ING LORD ABBETT AFFILIATED PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Class ADV April 28, 2006		Since Inception of Class I June 24, 2003		Since Inception of Class S February 1, 2000	Since Inception of Class S2 September 9, 2002
Class ADV	18.78%	—	(4.65)%		—		—	—
Class I	19.03%	(0.30)%	—		3.45%		—	—
Class S	18.79%	(0.54)%	—		—		1.69%	—
Class S2	18.57%	(0.69)%	—		—		—	4.47%
Russell 1000® Value Index(1)	19.69%	(0.25)%	(4.36	)%(2)	4.61	%(3)	2.84%	5.22	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Lord Abbett Affiliated Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio	holdings are subject to change daily.

(1)	The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.
(2)	Since inception performance of the index is shown from May 1, 2006.
(3)	Since inception performance of the index is shown from July 1, 2003.
(4)	Since inception performance of the index is shown from September 1, 2002.

23

ING PIMCO HIGH YIELD PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING PIMCO High Yield Portfolio (the “Portfolio”) seeks maximum total return, consistent with the preservation of capital and prudent investment management. The Portfolio is managed by William H. Gross, CFA, Managing Director, Co-Chief Investment Officer, and Portfolio Manager, of Pacific Investment Management Company LLC  —  the Sub-Adviser.*

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 49.37% compared to the Merrill Lynch U.S. High Yield, BB-B Rated, 2% Constrained (“Merrill Lynch U.S. High Yield Constrained”) Index(1) and the Merrill Lynch U.S. High Yield BB-B Rated Index(2), which returned 46.06% and 46.14% respectively, for the same period.

Portfolio Specifics: Non-Treasury assets gained during the year as government policies helped push investors out of cash and toward higher yielding, riskier assets. Few asset classes saw the positive impact from the improved liquidity as did the high yield bond market. The high yield market, led by a yield thirsty investor base, continued its strong momentum and finished the year off on a high note, posting its tenth month of positive performance.

An allocation to bank loans, which posted record returns throughout the year amid considerably better technicals, was positive for relative annual performance. An emphasis on financials also added to performance as the sector saw material improvement after select banks successfully raised capital and weaned themselves off government aid. Additionally, an overweight to the Insurance sector added to performance as this sector was one of the top performing industry categories where prices were most severely depressed, reflecting the persistent willingness of investors to reach for yield. Tactical exposure to investment grade bonds, which significantly underperformed the high yield market over the year, was negative for returns over the year, and security selection in the finance sector was also negative for returns as high grade credits underperformed their lower quality counterparts. An overweight to the utility sector detracted from returns as this sector was one of the worst performing areas of the market, along with other generally defensive areas of the market which remained relatively resilient through 2008. Lastly, avoiding the real estate sector detracted from returns as developers and real estate investment trusts (“REITs”) posted hefty returns over the period.

Current Strategy and Outlook: We believe the global recovery is likely to be bifurcated over the next year, with growth relatively robust in China and other emerging markets but more tepid in developed economies. We also believe that deflationary impulses will persist in developed economies, but U.S.-style monetary policies will exert inflationary pressure in emerging markets, and that forecasting will be difficult in this setting, so it will be critical to assess a range of outcomes and keep strategies nimble.

With regard to portfolio strategy we plan to reduce exposure to relatively weaker credits that have disproportionately appreciated in the rally by virtue of strong technicals with less consideration of fundamentals. We also look to continue to overweight the healthcare sector, which we believe benefits from positive demographics, reasonably stable cash flow, and relatively attractive valuations over a secular horizon. We plan to retain an overweight to telecom companies, where we continue to see strong cash flows, compelling valuations, and good subscriber growth in wireless, and we plan to underweight consumer sectors, such as retail, where performance is constrained by high consumer debt levels, poor income growth, and weak employment prospects. Additionally, we look to continue to underweight homebuilding credits, where excess capacity, tighter lending, and lower construction volumes are likely to continue to weigh on the sector, and maintain exposure to bank loans for select stressed issuers that have good total return potential with limited downside risk.

*	Effective May 15, 2009, Mark Hudoff resigned and was replaced by Mr. Gross as portfolio manager to the Portfolio. Effective January 1, 2010, Andrew Jessop replaced Mr. Gross as portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2009

(as a percent of net assets)

HCA, Inc., 9.250%, due 11/15/16	2.9%
Wells Fargo & Co.	2.6%
Biomet, Inc., 11.625%, due 10/15/17	2.1%
Sprint Capital Corp., 8.750%, due 03/15/32	2.0%
Georgia-Pacific Corp., 8.000%, due 01/15/24	2.0%
Barclays Bank PLC, 14.000%, due 11/29/49	1.8%
Ford Motor Credit Co., LLC, 8.000%, due 12/15/16	1.8%
American International Group, Inc., 8.175%, due 05/15/58	1.7%
DISH DBS Corp., 7.125%, due 02/01/16	1.4%
Metlife Capital Trust IV, 7.875%, due 12/15/37	1.3%

Portfolio holdings are subject to change daily.

24

PORTFOLIO MANAGERS’ REPORT	ING PIMCO HIGH YIELD PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Class ADV May 22, 2006		Since Inception of Class I April 29, 2005		Since Inception of Class S May 3, 2004		Since Inception of Class S2 December 29, 2006
Class ADV	48.93%	—	6.28%		—		—		—
Class I	49.77%	—	—		7.37%		—		—
Class S	49.37%	6.23%	—		—		7.18%		—
Class S2	49.57%	—	—		—		—		5.97%
Merrill Lynch US High Yield BB-B Rated 2% — Constrained Index(1)	46.06%	5.48%	6.07	%(3)	6.30	%(4)	6.29	%(5)	4.94	%(6)
Merrill Lynch US High Yield BB-B Rated Index(2)	46.14%	5.54%	6.01	%(3)	6.37	%(4)	6.35	%(5)	4.61	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO High Yield Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

The Merrill Lynch U.S. High Yield BB-B Rated 2% — Constrained Index tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg) does not exceed 2%.

(2)	The Merrill Lynch U.S. High Yield BB-B Rated Index is an unmanaged index of bonds rated BB and B by Moody’s or S&P.
(3)	Since inception performance of the indices is shown from June 1, 2006.
(4)	Since inception performance of the indices is shown from May 1, 2005.
(5)	Since inception performance of the indices is shown from May 1, 2004.
(6)	Since inception performance of the indices is shown from January 1, 2007.

25

ING PIONEER EQUITY INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Pioneer Equity Income Portfolio (the “Portfolio”) seeks current income and long-term growth of capital from a portfolio consisting primarily of equity securities of U.S. corporations that are expected to produce income. The Portfolio is managed by John A. Carey, Executive Vice President and Portfolio Manager, and Walter Hunnewell, Jr., Vice President and Assistant Portfolio Manager, of Pioneer Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 12.38% compared to the Russell 1000® Value Index(1), which returned 19.69% for the same period.

Portfolio Specifics: The emphasis on higher-quality companies which had served us so well in 2008 continued to add value in early 2009, but returns lagged the benchmark in the second and third quarters in a market rally led by stocks which had fallen sharply in the preceding bear market. A discipline of investing only in companies with secure dividends added value in 2008, but it made outperforming the benchmark in mid-2009 nearly impossible. The fourth quarter saw the stock market again post positive returns, with the Portfolio outperforming its benchmark as market leadership moved back to more profitable, less-leveraged companies.

Relative to the benchmark, 2009 return comparisons were hurt most by below-benchmark returns in the financials, materials, and consumer discretionary sectors. Results in the financials sector were held back by our reluctance to own Troubled Asset Relief Program financials, which rallied in the summer (not owning Goldman Sachs Group, Inc. and being underweight JPMorgan Chase & Co. were the among the largest single drivers of underperformance); by our emphasis on lower-risk businesses like insurer Chubb Corp., which did not participate in the 2009 rally, and by selected disappointments in regional banks we had hoped would be safe havens in a troubled market. In short, our security selection philosophy and disciplines in that sector were out of step with the market in this sector in 2009.

In materials, salt supplier Compass Minerals International, Inc. and steelmaker Nucor Corp. failed to participate in the significant rally of the mining industry. In the consumer discretionary sector, not owning Ford Motor Co. (up over 300%) hurt, as did exposure to lower-risk names (e.g. McDonald’s Corp.) which lagged in the mid-year rally. Our sector weighting decisions and security selection in other sectors generally added value, but were not able to overcome the headwinds cited above.

Current Strategy and Outlook: The economic and market recovery continue to unfold. In our opinion, consumers are regaining confidence, the housing market appears to be finding a bottom, the financial sector seems to have stabilized, albeit with support from the government. We continue to hear more upbeat guidance from business managements, although we believe business confidence may take longer to rebuild than consumer confidence. We might see a stock market pull-back or correction in the near-term, but we are investing for the long term and see many attractive opportunities.

At December 31, roughly 15% of assets were invested in the consumer staples (with an emphasis on food and household product companies that can benefit from growth overseas, particularly in emerging markets), making this sector the most overweighted relative to the benchmark. We also had roughly 15% of assets in the utilities sector, a significant overweight relative to the benchmark, while significantly underweighting the energy sector. Our near-15% exposure to financials makes that sector significantly underweighted relative to the benchmark: we continue to approach money center and commercial banks with caution.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2009

(as a percent of net assets)

Questar Corp.	3.2%
Emerson Electric Co.	2.8%
Valspar Corp.	2.7%
Johnson Controls, Inc.	2.6%
Paccar, Inc.	2.6%
Colgate-Palmolive Co.	2.3%
EQT Corp.	2.2%
Chubb Corp.	2.2%
NSTAR	2.2%
Compass Minerals International, Inc.	2.0%

Portfolio holdings are subject to change daily.

26

PORTFOLIO MANAGERS’ REPORT	ING PIONEER EQUITY INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Class ADV, I and S May 11, 2007
Class ADV	11.97%	(11.59)%
Class I	12.66%	(11.10)%
Class S	12.38%	(11.37)%
Russell 1000® Value Index(1)	19.69%	(11.65	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer Equity Income Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service provides, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.
(2)	Since inception performance of the index is shown from May 1, 2007.

27

ING PIONEER FUND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Pioneer Fund Portfolio (the “Portfolio”) seeks reasonable income and capital growth. The Portfolio is managed by John A. Carey, Executive Vice President and Portfolio Manager, and Walter Hunnewell, Jr., Vice President and Assistant Portfolio Manager, of Pioneer Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class I shares provided a total return of 24.45% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), which returned 26.46% for the same period.

Portfolio Specifics: The emphasis on higher-quality companies which had served us so well in 2008 continued to add value in early 2009, but returns lagged the benchmark in the second and third quarters in a market rally led by stocks which had fallen sharply in the preceding bear market. The fourth quarter saw the stock market again post positive returns, with the Fund outperforming its benchmark as market leadership moved back to more profitable, less-leveraged companies.

Both security selection and sector weighting decisions detracted from 2009 return comparisons. Relative returns were hurt most by stock selection in the financials sector and by the combination of an information technology underweight and stock selection within the sector. Stock selection in consumer staples, industrials, and materials, along with a materials overweight, were notable positive performance drivers.

Results in the financials sector were held back by our reluctance to own Troubled Asset Relief Program financials, which rallied in the summer, by our emphasis on lower-risk businesses like insurer Chubb Corp., which did not participate in the 2009 rally, and by selected disappointments in regional banks we had hoped would be safe havens in a troubled market. In short, our security selection philosophy and disciplines were out of step with the market in this sector in 2009. Our below-market exposure to the market-leading information technology sector (the S&P sector returned over 60%), which reflects our value style bias as much or more than our fundamental outlook, detracted from returns, as did lack of exposure to firms such as Apple, Inc., Google, Inc., and Corning, Inc., each up over 100% for the year.

Mining companies Rio Tinto Ltd. and Freeport-McMoRan Copper & Gold, Inc. each returned over 200% in 2009, rewarding our decision to retain our mining exposure through the recession. Similarly, results in the industrials sector were powered by heavy equipment makers Deere & Co., PACCAR, Inc., and Caterpillar, Inc. and industrial conglomerates United Technologies Corp. and 3M Co. Strong results in the consumer staples sector reflected individual successes such as drugstore chain Walgreen Co., food service company Sysco Corp., and household products company Colgate-Palmolive Co., rather than a top-down thematic overlay.

Current Strategy and Outlook: We believe fundamentals are improving both here in the US and around the world, and valuations in many cases remain fairly attractive, despite the market’s tremendous move since early March. We think we can see further gains over the next year, but would not be surprised by a market correction at any point in the interim.

We believe the 2010 market is likely to be a “stock-pickers” market which favors companies that have genuine earnings growth and real prospects for continued growth down the line. While some stocks may have gotten a bit ahead of themselves, some of the more defensive and “blue chip” stocks appear to represent very good values. Even some of the “dividend aristocrats” — companies with sterling long term records of dividends increases and earnings growth — are selling at below-market multiples.

Relative to the S&P 500® Index, we remain overweighted in the industrials and materials sectors, emphasizing railroads, machinery, and mining companies. We remain underweight information technology (more because of the sector’s high valuations than a negative fundamental view) and financials, where we continue to emphasize companies which we believe can stand on their own without government assistance.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2009

(as a percent of net assets)

Chevron Corp.	2.8%
Norfolk Southern Corp.	2.5%
Hewlett-Packard Co.	2.3%
Rio Tinto PLC	2.2%
Becton Dickinson & Co.	2.0%
Apache Corp.	1.9%
Chubb Corp.	1.9%
Colgate-Palmolive Co.	1.8%
Target Corp.	1.8%
Paccar, Inc.	1.8%

Portfolio holdings are subject to change daily.

28

PORTFOLIO MANAGERS’ REPORT	ING PIONEER FUND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Class ADV and S2 December 29, 2006		Since Inception of Class I April 29, 2005		Since Inception of Class S May 3, 2005
Class ADV	23.74%	(5.60)%		—		—
Class I	24.45%	—		2.21%		—
Class S	24.15%	—		—		1.74%
Class S2	24.23%	(5.42)%		—		—
S&P 500® Index(1)	26.46%	(5.63	)%(2)	1.33	%(3)	1.33	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer Fund Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.
(2)	Since inception performance for the index is shown from January 1, 2007.
(3)	Since inception performance for the index is shown from May 1, 2005.

29

ING STOCK INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Stock Index Portfolio (the ‘‘Portfolio’’) seeks total return. The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2009, the Portfolio’s Class I shares provided a total return of 26.22% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (‘‘S&P 500® Index”), which returned 26.46% for the same period.

Portfolio Specifics: The Portfolio employs a “passive management” approach designed to track the performance of the S&P 500® Index. The Portfolio attempts to replicate the S&P 500® Index by investing all, or substantially all, of its assets in stocks that make up that S&P 500® Index. The Portfolio may not always hold all of the same securities as the S&P 500® Index.

All sectors had positive returns during the period with materials, consumer discretionary and industrials leading the way up. The greatest contributions to Portfolio return came from the information technology, consumer discretionary and financials sectors.

Current Strategy and Outlook: As we close the chapter on another year, we are pleased with the progress and amazed at the stark differences in the overall environment compared with a mere 12 months ago. We believe economic depression worries have abated, stock markets around the world have rallied and signs of an early upswing are plentiful.

We remain cautiously optimistic, however, particularly regarding the outlook for the developed world as we forecast past mid-year. As growth from the inventory cycle and government stimulus fades, we will continue to confront issues that will ultimately shape the direction and magnitude of the recovery. Unemployment is the key driver of a sustained recovery; additionally, credit creation must provide the fuel for growth.

*	Effective January 13, 2009, Omar Aguilar is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2009

(as a percent of net assets)

ExxonMobil Corp.	3.2%
Microsoft Corp.	2.3%
Apple, Inc.	1.9%
Johnson & Johnson	1.8%
Procter & Gamble Co.	1.8%
International Business Machines Corp.	1.7%
AT&T, Inc.	1.7%
JPMorgan Chase & Co.	1.6%
General Electric Co.	1.6%
Chevron Corp.	1.5%

Portfolio holdings are subject to change daily.

30

PORTFOLIO MANAGERS’ REPORT	ING STOCK INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Class ADV May 28, 2009		Since Inception of Class I May 3, 2004		Since Inception of Class S April 30, 2007		Since Inception of Class S2 August 1, 2007
Class ADV	—	—	23.99%		—		—		—
Class I	26.22%	0.19%	—		1.95%		—		—
Class S	25.97%	—	—		—		(8.45)%		—
Class S2	25.79%	—	—		—		—		(9.13)%
S&P 500® Index(1)	26.46%	0.42%	22.83	%(2)	2.20	%(3)	(8.04	)%(4)	(8.30)%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Stock Index Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.
(2)	Since inception performance of the index is shown from June 1, 2009.
(3)	Since inception performance of the index is shown from May 1, 2004.
(4)	Since inception performance of the index is shown from May 1, 2007.

31

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Templeton Global Growth Portfolio (the “Portfolio”) seeks capital appreciation. Current income is only an incidental consideration. The Portfolio is managed by Cynthia L. Sweeting, CFA, President. The following individuals have secondary portfolio management responsibilities: Tucker Scott, CFA, Executive Vice President and Lisa F. Myers, CFA and Executive Vice President, of Templeton Global Advisors Limited  —  the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 32.30% compared to the MSCI World® Index(1) which returned 29.99% for the same period.

Portfolio Specifics: Equities entered 2009 pricing in a possible economic depression and systemic solvency crisis, scenarios that were ultimately averted by one of the most aggressive global policy responses in financial history. Central bankers lowered interest rates and expanded access to credit, boosting the fortunes of lower quality companies and emerging market stocks with intrinsic growth potential. While our recent bias toward well-capitalized, cash-generating stocks on the higher end of the quality spectrum was out of step with the equity market “risk rally” in 2009, we benefited from our careful stock selection and preference for globally diversified businesses.

All regions and sectors delivered double-digit absolute gains during the year under review. The Portfolio’s Asian holdings were standout performers with contributions from overweighted positions in emerging markets like South Korea, Singapore, Taiwan and India. In the developed Japanese market we worried about fiscal imbalances, political interference and persistent deflation and struggled to find many bargain opportunities. Because the Japanese market underperformed, our resulting underweighting became a major relative contributor. Overweighted positions in companies domiciled in

Western Europe detracted from returns in 2009.

From a sector perspective, consumer discretionary had the Portfolio’s largest overweighting and also some of the best performing stocks. Retail and automotive stocks in particular rebounded sharply as policymakers slashed borrowing costs and incentivized consumption. The Portfolio’s holding in clothing retailer Chico’s FAS, Inc. more than tripled in value. So did South Korea’s Hyundai Motor Co., whose profits surged as it expanded into emerging markets and eclipsed Ford Motor Co. as the world’s fourth-largest auto manufacturer. We also overweighted the information technology sector, a contributor to outperformance in 2009, led by Asian semiconductor companies Samsung Electronics Co. Ltd. and Taiwan Semiconductor Manufacturing Co. Ltd., which benefited from a cyclical demand recovery in the latter part of the year.

We maintained an overweighting in the healthcare sector, though those holdings detracted from relative performance as the rally favored stocks more leveraged into an economic recovery. Still, the sector’s average valuations remain near 15-year lows, creating what we believe are compelling current buying opportunities for long-term investors. The materials sector was less fundamentally attractive to us within our disciplined valuation framework. Our materials underweighting detracted from performance in 2009 as commodities delivered their best annual gains on record.

During the period, the U.S. dollar depreciated against most foreign currencies, which also helped the Portfolio’s performance because investments in securities with non-U.S. currency exposure gained value as the dollar fell.

Current Strategy and Outlook: We believe continued leadership from the market’s riskiest stocks is most likely unsustainable; valuations of higher quality stocks remain depressed relative to low-quality stocks, creating discounted entry points into the investments that are likely to survive an uncertain recovery and thrive in a more discriminating market environment. At period-end, we believe many technology companies offered attractive growth prospects through innovation and expansion, as well as superb balance sheet profiles and an ability to generate free cash flow for growth, acquisitions or shareholder returns. We feel certain healthcare stocks have new growth opportunities, as in emerging markets in our view, where access to modern healthcare is expanding rapidly.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2009

(as a percent of net assets)

Accenture PLC	2.7%
Oracle Corp.	2.6%
Microsoft Corp.	2.5%
Amgen, Inc.	2.4%
Sanofi-Aventis	2.1%
Samsung Electronics Co. Ltd.	2.0%
News Corp. — Class A	1.8%
Pfizer, Inc.	1.8%
Total S.A.	1.8%
GlaxoSmithKline PLC	1.7%

*	Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

32

PORTFOLIO MANAGERS’ REPORT	ING TEMPLETON GLOBAL GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I April 28, 2006		Since Inception of Class S2 September 9, 2002
Class ADV	31.87%			(6.91)%		—		—
Class I	32.73%			—		(2.16)%		—
Class S	32.30%	1.83%	(0.05)%	—		—		—
Class S2	32.08%	1.69%		—		—		7.43%
MSCI World IndexSM(1)	29.99%	2.01%	(0.24)%	(5.63	)%(2)	(2.29	)%(3)	7.32	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Templeton Global Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East.
(2)	Since inception performance of the index is shown from January 1, 2007.
(3)	Since inception performance of the index is shown from May 1, 2006.
(4)	Since inception performance of the index is shown from September 1, 2002.

33

ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Wells Fargo Small Cap Disciplined Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Bryant VanChronkhite, CFA, CPA and James M. Tringas, CFA, CPA, of Wells Capital Management, Inc. — the Sub-Adviser*.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 29.91% compared to the Russell 2000® Value Index(1) and the Russell 2000® Index(2), which returned 20.58% and 27.17%, respectively, for the same period.

Portfolio Specifics: Our bias toward what we believe are higher-quality companies characterized by strong balance sheets, high returns on invested capital, market share leadership, and respected management teams helped the Portfolio outperform during 2009. In particular, our higher-quality holdings held up well as the market fell at the beginning of the year and again outperformed toward the end of the year as the rally in lower-quality, and economically-cyclical names began to fizzle.

We maintained an advantageous underweight position in the financial services sector — the worst performing sector in the Russell 2000® Value Index — consistent with our position for the last several years. However, we opportunistically added to our financials exposure during the year as we found the balance sheet risk in commercial banks was finally being reflected through more attractive valuations. The only industry within financials in which we remain significantly underweight is real estate investment trusts (“REITs”), because we believe the risks inherent with that group are not fully reflected in valuations. The information technology sector outperformed the Russell 2000® Value Index during the year, so our overweight position in this sector was also a benefit to the Portfolio, while our underweight position in consumer discretionary stocks — the second best performing sector — was detrimental to the Portfolio’s performance. While we have found some opportunities within the consumer discretionary space, we remain cautious overall about the state of the American consumer, and the balance sheet weakness of many of these firms.

We view ourselves as good stock pickers, so we were pleased that a large portion of the Portfolio’s outperformance in 2009 was attributable to stock selection, as opposed to sector allocation. Individual stock selection was particularly good within the financials, healthcare, and industrials sectors, while it lagged in information technology and materials. Within financials, for example, we made investments in several banks that we believe have the resources to acquire the asset bases of failed institutions with the assistance of shareholder-friendly protection provided by the Federal Deposit Insurance Corporation. This thesis began working toward the end of 2009. One such investment that was a notable contributor to performance, East-West Bancorp., Inc. assumed the operations of a similarly-sized failed competitor in November, resulting in immediate stock price appreciation.

One of our largest individual detractors during the year was Huron Consulting Group, Inc., which disclosed the restatement of several years of financial statements and the resignation of its Chairman and CEO. Because we could no longer rely on the firm’s published financial statements or the integrity of its management, we immediately sold the stock at a loss. One of the tenets of our investment philosophy is that our companies are stewarded by trustworthy and competent managers. We believe our in-depth research process does a good job leading us to superior management teams; however, in the event information is revealed that proves otherwise, our sell discipline dictates we allocate capital to a more deserving investment.

Current Strategy and Outlook: We believe our disciplined, bottom-up focus will serve the Portfolio well in 2010, as investors return their focus to the merits and performance of individual companies rather than macroeconomic themes. We continue to have a bias toward what we believe are higher-quality names with overweight positions in information technology, healthcare and consumer staples and an underweight — but growing — position in financial services. Our weightings in specific sectors will continue to be determined by where we are finding the best current individual stock valuation, not by top-down macroeconomic analysis. For example, we are finding valuations in information technology stocks relatively less attractive as the group has outperformed, so we may sell into that sector’s strength as the stock price and a company’s intrinsic value converge.

Consistent with our process, we seek companies that we believe have solid and understandable assets, manageable debt, and credible management teams. We work to buy the stocks of these companies at attractive prices, often when companies are temporarily out of favor with the market. We believe that our disciplined investment process and risk management focus are well-suited for the current economic environment.

*	Effective April 1, 2009, Mr. VanCronkhite and Mr. Tringas replaced Robert J. Costomiris as portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2009

(as a percent of net assets)

ATMI, Inc.	3.4%
Clean Harbors, Inc.	3.1%
Exterran Holdings, Inc.	3.0%
Molex, Inc.	3.0%
CRA International, Inc.	2.9%
Waters Corp.	2.9%
Intermec, Inc.	2.7%
CapitalSource, Inc.	2.3%
PerkinElmer, Inc.	2.2%
Electronic Arts, Inc.	2.1%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

34

PORTFOLIO MANAGERS’ REPORT	ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Class ADV, I, S and S2 November 30, 2005
Class ADV	29.46%	(0.80)%
Class I	30.27%	(0.25)%
Class S	29.91%	(0.51)%
Class S2	29.71%	(0.65)%
Russell 2000® Value Index(1)	20.58%	(1.31	)%(3)
Russell 2000® Index(2)	27.17%	(0.58	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Wells Fargo Small Cap Disciplined Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under our annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000 securities with lower price-to-book ratios and lower forecasted growth values.
(2)

The Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged Index that measures the performance of 3000 U.S. companies based on total market capitalization.

(3)	Since inception performance of the indices is shown from December 1, 2005.

35

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*
ING BlackRock Large Cap Growth Portfolio
Class ADV	$1,000.00	$1,202.00	1.36%	$7.55	$1,000.00	$1,018.35	1.36%	$6.92
Class I	1,000.00	1,206.50	0.76	4.23	1,000.00	1,021.37	0.76	3.87
Class S	1,000.00	1,205.90	1.01	5.62	1,000.00	1,020.11	1.01	5.14
Class S2	1,000.00	1,204.80	1.16	6.45	1,000.00	1,019.36	1.16	5.90
ING BlackRock Large Cap Value Portfolio
Class ADV	$1,000.00	$1,175.30	1.34%	$7.35	$1,000.00	$1,018.45	1.34%	$6.82
Class I	1,000.00	1,178.50	0.74	4.06	1,000.00	1,021.48	0.74	3.77
Class S	1,000.00	1,178.00	0.99	5.43	1,000.00	1,020.21	0.99	5.04
Class S2	1,000.00	1,176.60	1.14	6.25	1,000.00	1,019.46	1.14	5.80

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

36

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*
ING Clarion Real Estate Portfolio
Class ADV	$1,000.00	$1,498.50	1.23%	$7.75	$1,000.00	$1,019.00	1.23%	$6.26
Class I	1,000.00	1,504.50	0.63	3.98	1,000.00	1,022.03	0.63	3.21
Class S	1,000.00	1,501.80	0.88	5.55	1,000.00	1,020.77	0.88	4.48
Class S2	1,000.00	1,501.80	1.03	6.50	1,000.00	1,020.01	1.03	5.24
ING Evergreen Omega Portfolio
Class ADV	$1,000.00	$1,264.20	1.20%	$6.85	$1,000.00	$1,019.16	1.20%	$6.11
Class I	1,000.00	1,269.30	0.60	3.43	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	1,268.60	0.85	4.86	1,000.00	1,020.92	0.85	4.33
Class S2	1,000.00	1,266.30	1.00	5.71	1,000.00	1,020.16	1.00	5.09
ING Focus 5 Portfolio
Class ADV	$1,000.00	$1,240.70	0.99%	$5.59	$1,000.00	$1,020.21	0.99%	$5.04
Class I	1,000.00	1,243.40	0.39	2.21	1,000.00	1,023.24	0.39	1.99
Class S	1,000.00	1,241.60	0.64	3.62	1,000.00	1,021.98	0.64	3.26
ING Franklin Income Portfolio
Class ADV	$1,000.00	$1,176.30	1.34%	$7.35	$1,000.00	$1,018.45	1.34%	$6.82
Class I	1,000.00	1,184.40	0.74	4.07	1,000.00	1,021.48	0.74	3.77
Class S	1,000.00	1,183.60	0.99	5.45	1,000.00	1,020.21	0.99	5.04
Class S2	1,000.00	1,182.50	1.14	6.27	1,000.00	1,019.46	1.14	5.80
ING Franklin Mutual Shares Portfolio
Class ADV	$1,000.00	$1,207.60	1.39%	$7.73	$1,000.00	$1,018.20	1.39%	$7.07
Class I	1,000.00	1,212.00	0.79	4.40	1,000.00	1,021.22	0.79	4.02
Class S	1,000.00	1,210.30	1.04	5.79	1,000.00	1,019.96	1.04	5.30
ING JPMorgan Small Cap Core Equity Portfolio
Class ADV	$1,000.00	$1,210.40	1.48%	$8.25	$1,000.00	$1,017.74	1.48%	$7.53
Class I	1,000.00	1,212.80	0.88	4.91	1,000.00	1,020.77	0.88	4.48
Class S	1,000.00	1,212.80	1.13	6.30	1,000.00	1,019.51	1.13	5.75
Class S2	1,000.00	1,211.00	1.28	7.13	1,000.00	1,018.75	1.28	6.51
ING Limited Maturity Bond Portfolio
Class ADV	$1,000.00	$1,024.50	0.87%	$4.44	$1,000.00	$1,020.82	0.87%	$4.43
Class I	1,000.00	1,029.00	0.27	1.38	1,000.00	1,023.84	0.27	1.38
Class S	1,000.00	1,028.70	0.52	2.66	1,000.00	1,022.58	0.52	2.65
Class S2	1,000.00	1,029.20	0.67	3.43	1,000.00	1,021.83	0.67	3.41
ING Lord Abbett Affiliated Portfolio
Class ADV	$1,000.00	$1,193.30	1.36%	$7.52	$1,000.00	$1,018.35	1.36%	$6.92
Class I	1,000.00	1,195.80	0.76	4.21	1,000.00	1,021.37	0.76	3.87
Class S	1,000.00	1,195.20	1.01	5.59	1,000.00	1,020.11	1.01	5.14
Class S2	1,000.00	1,193.00	1.16	6.41	1,000.00	1,019.36	1.16	5.90

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

37

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*
ING PIMCO High Yield Portfolio
Class ADV	$1,000.00	$1,222.50	1.10%	$6.16	$1,000.00	$1,019.66	1.10%	$5.60
Class I	1,000.00	1,227.30	0.50	2.81	1,000.00	1,022.68	0.50	2.55
Class S	1,000.00	1,224.30	0.75	4.20	1,000.00	1,021.42	0.75	3.82
Class S2	1,000.00	1,222.90	0.90	5.04	1,000.00	1,020.67	0.90	4.58
ING Pioneer Equity Income Portfolio
Class ADV	$1,000.00	$1,203.50	1.29%	$7.16	$1,000.00	$1,018.70	1.29%	$6.56
Class I	1,000.00	1,207.00	0.69	3.84	1,000.00	1,021.73	0.69	3.52
Class S	1,000.00	1,204.20	0.94	5.22	1,000.00	1,020.47	0.94	4.79
ING Pioneer Fund Portfolio
Class ADV	$1,000.00	$1,220.50	1.31%	$7.33	$1,000.00	$1,018.60	1.31%	$6.67
Class I	1,000.00	1,224.40	0.71	3.98	1,000.00	1,021.63	0.71	3.62
Class S	1,000.00	1,221.50	0.96	5.38	1,000.00	1,020.37	0.96	4.89
Class S2	1,000.00	1,222.20	1.11	6.22	1,000.00	1,019.61	1.11	5.65
ING Stock Index Portfolio
Class ADV	$1,000.00	$1,221.00	0.86%	$4.81	$1,000.00	$1,020.87	0.86%	$4.38
Class I	1,000.00	1,225.60	0.26	1.46	1,000.00	1,023.89	0.26	1.33
Class S	1,000.00	1,223.00	0.51	2.86	1,000.00	1,022.63	0.51	2.60
Class S2	1,000.00	1,222.70	0.66	3.70	1,000.00	1,021.88	0.66	3.36
ING Templeton Global Growth Portfolio
Class ADV	$1,000.00	$1,233.50	1.51%	$8.50	$1,000.00	$1,017.59	1.51%	$7.68
Class I	1,000.00	1,239.70	0.91	5.14	1,000.00	1,020.62	0.91	4.63
Class S	1,000.00	1,237.30	1.16	6.54	1,000.00	1,019.36	1.16	5.90
Class S2	1,000.00	1,236.20	1.31	7.38	1,000.00	1,018.60	1.31	6.67
ING Wells Fargo Small Cap Disciplined Portfolio
Class ADV	$1,000.00	$1,214.60	1.51%	$8.43	$1,000.00	$1,017.59	1.51%	$7.68
Class I	1,000.00	1,217.30	0.91	5.09	1,000.00	1,020.62	0.91	4.63
Class S	1,000.00	1,215.60	1.16	6.48	1,000.00	1,019.36	1.16	5.90
Class S2	1,000.00	1,215.30	1.31	7.31	1,000.00	1,018.60	1.31	6.67

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING BlackRock Large Cap Growth Portfolio, ING BlackRock Large Cap Value Portfolio, ING Clarion Real Estate Portfolio (formerly, ING Van Kampen Real Estate Portfolio), ING Evergreen Omega Portfolio, ING Focus 5 Portfolio, ING Franklin Income Portfolio, ING Franklin Mutual Shares Portfolio, ING JPMorgan Small Cap Core Equity Portfolio, ING Limited Maturity Bond Portfolio, ING Lord Abbett Affiliated Portfolio, ING PIMCO High Yield Portfolio, ING Pioneer Equity Income Portfolio, ING Pioneer Fund Portfolio, ING Stock Index Portfolio, ING Templeton Global Growth Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio, each a series of ING Investors Trust as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Investors Trust as of December 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2010

39

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING BlackRock Large Cap Growth Portfolio	ING BlackRock Large Cap Value Portfolio	ING Clarion Real Estate Portfolio	ING Evergreen Omega Portfolio
ASSETS:
Investments in securities at value+*	$319,119,730	$234,494,596	$460,048,581	$368,871,581
Short-term investments at value**	2,659,864	982,977	9,566,107	—
Short-term investments in affiliates***	734,325	779,585	4,986,241	9,125,504
Receivables:
Investment securities sold	62,889,538	46,382,423	—	1,534,557
Fund shares sold	46,488	328,421	155,091	3,679,160
Dividends and interest	172,882	179,017	1,459,313	315,675

Total assets	385,622,827	283,147,019	476,215,333	383,526,477

LIABILITIES:
Payable for investment securities purchased	63,019,111	46,659,750	—	3,314,659
Payable for fund shares redeemed	399,771	592,496	4,425,359	683,661
Payable upon receipt of securities loaned	2,753,580	1,036,221	10,317,883	—
Payable to affiliates	249,052	156,112	325,872	205,738
Payable to custodian due to bank overdraft	198,401	25,926	—	—

Total liabilities	66,619,915	48,470,505	15,069,114	4,204,058

NET ASSETS	$319,002,912	$234,676,514	$461,146,219	$379,322,419

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$399,073,334	$257,703,716	$840,589,107	$316,087,482
Undistributed net investment income	1,178,441	2,817,152	16,981,235	1,545,601
Accumulated net realized loss on investments and foreign currency related transactions	(116,008,948)	(45,219,617)	(524,505,111)	(5,731,706)
Net unrealized appreciation on investments and foreign currency related transactions	34,760,085	19,375,263	128,080,988	67,421,042

NET ASSETS	$319,002,912	$234,676,514	$461,146,219	$379,322,419

+ Including securities loaned at value	$2,622,916	$1,004,801	$10,172,298	$—
* Cost of investments in securities	$284,267,999	$215,066,089	$331,215,817	$301,450,539
** Cost of short-term investments	$2,753,580	$1,036,221	$10,317,883	$—
*** Cost of short-term investments in affiliates	$734,325	$779,585	$4,986,241	$9,125,504

See Accompanying Notes to Financial Statements

40

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

	ING BlackRock Large Cap Growth Portfolio	ING BlackRock Large Cap Value Portfolio	ING Clarion Real Estate Portfolio	ING Evergreen Omega Portfolio
Class ADV:
Net assets	$3,849,489	$706	$1,390,922	$985
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	455,425	74	80,196	87
Net asset value and redemption price per share	$8.45	$9.52	$17.34	$11.34
Class I:
Net assets	$167,466,416	$203,859,009	$44,956,016	$282,862,376
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	19,323,257	21,135,188	2,528,672	24,320,667
Net asset value and redemption price per share	$8.67	$9.65	$17.78	$11.63
Class S:
Net assets	$143,729,793	$28,628,185	$395,964,740	$95,580,243
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	16,660,557	2,971,199	22,306,893	8,283,328
Net asset value and redemption price per share	$8.63	$9.64	$17.75	$11.54
Class S2:
Net assets	$3,957,214	$2,188,614	$18,834,541	$878,815
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	464,032	228,251	1,065,574	76,331
Net asset value and redemption price per share	$8.53	$9.59	$17.68	$11.51

See Accompanying Notes to Financial Statements

41

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING Focus 5 Portfolio	ING Franklin Income Portfolio	ING Franklin Mutual Shares Portfolio	ING JPMorgan Small Cap Core Equity Portfolio
ASSETS:
Investments in securities at value+*	$154,471,502	$724,088,391	$426,376,343	$280,241,543
Short-term investments at value**	—	2,847,800	22,489,613	20,564,015
Short-term investments in affiliates***	—	45,000,000	—	4,751,352
Short-term investments at amortized cost	—	—	13,999,939	—
Cash	1,650,323	11,515,165	16,007,148	880
Cash collateral for futures	160,212	—	—	—
Foreign currencies at value****	85,749	116,878	4,825,388	—
Receivables:
Investment securities sold	128,127,037	877,088	1,345,376	—
Fund shares sold	568,686	—	404,393	1,024,821
Dividends and interest	324,736	8,840,071	994,402	249,839
Unrealized appreciation on forward foreign currency contracts	—	—	3,459,844	—
Prepaid expenses	1,754	8,171	—	—
Reimbursement due from manager	5,718	31,261	—	—

Total assets	285,395,717	793,324,825	489,902,446	306,832,450

LIABILITIES:
Payable for investment securities purchased	129,104,326	8,452,584	2,166,621	72,124
Payable for fund shares redeemed	111	1,385,812	667,915	63,035
Payable for futures variation margin	—	—	—	29,920
Payable upon receipt of securities loaned	—	2,900,251	—	20,788,269
Unrealized depreciation on forward foreign currency contracts	—	—	517,272	—
Payable to affiliates	88,213	581,749	359,257	258,352
Payable for trustee fees	3,594	6,813	—	—
Other accrued expenses and liabilities	62,355	113,207	—	—

Total liabilities	129,258,599	13,440,416	3,711,065	21,211,700

NET ASSETS	$156,137,118	$779,884,409	$486,191,381	$285,620,750

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$215,349,591	$877,841,395	$603,955,597	$343,523,292
Undistributed net investment income (distributions in excess of net investment income)	3,100,111	40,448,605	(215,222)	1,020,349
Accumulated net realized loss on investments, foreign currency related transactions, futures and written options	(61,226,880)	(88,978,900)	(100,213,739)	(58,203,149)
Net unrealized depreciation on investments, foreign currency related transactions, and futures	(1,085,704)	(49,426,691)	(17,335,255)	(719,742)

NET ASSETS	$156,137,118	$779,884,409	$486,191,381	$285,620,750

+ Including securities loaned at value	$—	$2,798,296	$—	$19,752,056
* Cost of investments in securities	$155,505,055	$773,468,039	$446,546,431	$280,859,898
** Cost of short-term investments	$—	$2,900,251	$22,487,669	$20,788,269
*** Cost of short-term investments in affiliates	$—	$45,000,000	$—	$4,751,352
****Cost of foreign currencies	$87,960	$104,307	$4,942,760	$—

See Accompanying Notes to Financial Statements

42

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

	ING Focus 5 Portfolio	ING Franklin Income Portfolio	ING Franklin Mutual Shares Portfolio	ING JPMorgan Small Cap Core Equity Portfolio
Class ADV:
Net assets	$701	$846	$720	$2,523,401
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	100	91	100	246,423
Net asset value and redemption price per share	$7.01	$9.33	$7.20	$10.24
Class I:
Net assets	$333,444	$306,056,837	$290,086,872	$75,550,068
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	47,293	32,485,802	40,003,470	7,220,312
Net asset value and redemption price per share	$7.05	$9.42	$7.25	$10.46
Class S:
Net assets	$155,802,973	$465,967,070	$196,103,789	$173,313,743
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	22,132,671	49,684,324	27,096,033	16,670,852
Net asset value and redemption price per share	$7.04	$9.38	$7.24	$10.40
Class S2:
Net assets	n/a	$7,859,656	n/a	$34,233,538
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$0.001	n/a	$0.001
Shares outstanding	n/a	839,569	n/a	3,320,179
Net asset value and redemption price per share	n/a	$9.36	n/a	$10.31

See Accompanying Notes to Financial Statements

43

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING Limited Maturity Bond Portfolio	ING Lord Abbett Affiliated Portfolio	ING PIMCO High Yield Portfolio	ING Pioneer Equity Income Portfolio
ASSETS:
Investments in securities at value+*	$280,023,925	$144,143,746	$518,600,339	$128,006,815
Short-term investments at value**	63,908,421	2,476,960	10,680,711	—
Short-term investments in affiliates***	29,592,000	—	—	1,089,536
Short-term investments at amortized cost	—	—	1,199,932	—
Cash	—	3,365,817	281,030	—
Cash collateral for futures	1,131,345	—	—	—
Foreign currencies at value****	—	—	436,218	—
Receivables:
Investment securities sold	2,886,220	444,875	1,641,671	177,769
Fund shares sold	510,515	344,691	218,721	—
Dividends and interest	2,554,643	105,029	9,596,686	243,558
Unrealized appreciation on forward foreign currency contracts	—	—	686,092	—
Upfront payments made on swap agreements	—	—	4,081,534	—
Unrealized appreciation on swap agreements	204,813	—	6,303,515	—
Prepaid expenses	—	—	—	1,470
Reimbursement due from manager	—	—	—	20,379

Total assets	380,811,882	150,881,118	553,726,449	129,539,527

LIABILITIES:
Payable for investment securities purchased	5,976,920	1,832,384	1,673,947	—
Payable for fund shares redeemed	316,588	2	2,805,632	37,893
Payable upon receipt of securities loaned	64,078,027	2,504,950	4,376,840	—
Payable for derivatives collateral received from counterparties	—	—	2,410,000	—
Unrealized depreciation on forward foreign currency contracts	—	—	129,051	—
Upfront payments received on swap agreements	79,914	—	5,548,991	—
Unrealized depreciation on swap agreements	—	—	5,813,091	—
Payable to affiliates	109,515	106,202	318,371	82,082
Payable to custodian due to bank overdraft	251,721	—	—	—
Payable for trustee fees	—	—	—	2,139
Other accrued expenses and liabilities	—	—	—	44,425
Written options^	—	—	966,112	—

Total liabilities	70,812,685	4,443,538	24,042,035	166,539

NET ASSETS	$309,999,197	$146,437,580	$529,684,414	$129,372,988

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$305,810,147	$209,257,574	$594,324,809	$172,865,813
Undistributed net investment income	13,360,211	249,580	3,701,130	3,389,687
Accumulated net realized loss on investments, foreign currency related transactions, futures, swaps, and written options	(12,533,265)	(75,253,348)	(113,245,198)	(46,269,200)
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	3,362,104	12,183,774	44,903,673	(613,312)

NET ASSETS	$309,999,197	$146,437,580	$529,684,414	$129,372,988

+ Including securities loaned at value	$62,487,443	$2,335,233	$4,331,565	$—
* Cost of investments in securities	$277,191,490	$131,931,982	$474,252,712	$128,620,127
** Cost of short-term investments	$64,078,027	$2,504,950	$11,147,158	$—
*** Cost of short-term investments in affiliates	$29,592,000	$—	$—	$1,089,536
****Cost of foreign currencies	$—	$—	$439,208	$—
^ Premiums received on written options	$—	$—	$952,108	$—

See Accompanying Notes to Financial Statements

44

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

	ING Limited Maturity Bond Portfolio	ING Lord Abbett Affiliated Portfolio	ING PIMCO High Yield Portfolio	ING Pioneer Equity Income Portfolio
Class ADV:
Net assets	$951	$593	$1,464,009	$692
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	93	77	151,817	100
Net asset value and redemption price per share	$10.27	$7.66	$9.64	$6.92
Class I:
Net assets	$113,672,305	$84,789,964	$57,949,899	$129,368,898
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	10,949,054	11,009,790	6,002,754	18,650,495
Net asset value and redemption price per share	$10.38	$7.70	$9.65	$6.94
Class S:
Net assets	$196,324,979	$59,655,519	$470,269,563	$3,398
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	18,848,085	7,696,692	48,726,577	492
Net asset value and redemption price per share	$10.42	$7.75	$9.65	$6.90
Class S2:
Net assets	$962	$1,991,504	$943	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	93	258,202	98	n/a
Net asset value and redemption price per share	$10.39	$7.71	$9.66	n/a

See Accompanying Notes to Financial Statements

45

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING Pioneer Fund Portfolio	ING Stock Index Portfolio	ING Templeton Global Growth Portfolio	ING Wells Fargo Small Cap Disciplined Portfolio
ASSETS:
Investments in securities at value+*	$83,628,495	$3,499,728,640	$593,245,884	$41,096,905
Short-term investments**	—	18,490,073	4,285,969	2,172,385
Short-term investments in affiliates***	88,082	22,937,000	—	910,186
Short-term investments at amortized cost	—	—	12,354,999	—
Cash	3,748	464	—	—
Cash collateral for futures	—	1,984,649	—	—
Foreign currencies at value****	—	—	327,427	—
Receivables:
Investment securities sold	228,810	—	809,606	—
Fund shares sold	33,824	558,291	79,766	5,488
Dividends and interest	124,869	4,761,967	813,274	32,929
Prepaid expenses	—	—	—	848
Reimbursement due from manager	—	—	—	7,133

Total assets	84,107,828	3,548,461,084	611,916,925	44,225,874

LIABILITIES:
Payable for investment securities purchased	—	—	830	129,225
Payable for fund shares redeemed	19,132	1,549,013	1,094,001	109,630
Payable upon receipt of securities loaned	—	18,575,091	4,430,212	2,254,481
Payable to affiliates	63,279	797,196	518,841	37,342
Payable to custodian due to bank overdraft	—	—	5,442	20,333
Payable for trustee fees	—	—	—	2,683
Other accrued expenses and liabilities	—	—	—	32,611

Total liabilities	82,411	20,921,300	6,049,326	2,586,305

NET ASSETS	$84,025,417	$3,527,539,784	$605,867,599	$41,639,569

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$93,111,880	$3,311,092,657	$710,980,928	$90,690,936
Undistributed net investment income	221,421	5,264,498	9,558,359	364,903
Accumulated net realized loss on investments, foreign currency related transactions and futures	(13,781,662)	(16,455,448)	(89,401,466)	(51,341,779)
Net unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	4,473,778	227,638,077	(25,270,222)	1,925,509

NET ASSETS	$84,025,417	$3,527,539,784	$605,867,599	$41,639,569

+ Including securities loaned at value	$—	$17,568,485	$4,143,335	$2,138,083
* Cost of investments in securities	$79,154,943	$3,272,095,762	$618,354,067	$39,089,300
** Cost of short-term investments	$—	$18,575,091	$4,430,212	$2,254,481
*** Cost of short-term investments in affiliates	$88,082	$22,937,000	$—	$910,186
****Cost of foreign currencies	$—	$—	$337,094	$—

See Accompanying Notes to Financial Statements

46

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

	ING Pioneer Fund Portfolio	ING Stock Index Portfolio	ING Templeton Global Growth Portfolio	ING Wells Fargo Small Cap Disciplined Portfolio
Class ADV:
Net assets	$755	$155,039	$731	$283,203
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	78	16,210	69	35,225
Net asset value and redemption price per share	$9.74	$9.56	$10.52	$8.04
Class I:
Net assets	$28,963,902	$3,475,341,670	$289,255,017	$6,770,452
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,976,495	359,795,862	27,268,414	837,670
Net asset value and redemption price per share	$9.73	$9.66	$10.61	$8.08
Class S:
Net assets	$55,060,004	$26,731,969	$311,920,127	$34,161,138
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,650,941	2,779,358	29,313,721	4,230,870
Net asset value and redemption price per share	$9.74	$9.62	$10.64	$8.07
Class S2:
Net assets	$756	$25,311,106	$4,691,724	$424,776
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	78	2,639,712	443,477	52,749
Net asset value and redemption price per share	$9.74	$9.59	$10.58	$8.05

See Accompanying Notes to Financial Statements

47

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING BlackRock Large Cap Growth Portfolio	ING BlackRock Large Cap Value Portfolio	ING Clarion Real Estate Portfolio	ING Evergreen Omega Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$3,585,353	$4,394,309	$21,396,257	$3,117,831
Securities lending income, net	15,434	66,505	64,316	—

Total investment income	3,600,787	4,460,814	21,460,573	3,117,831

EXPENSES:
Unified fees	2,190,112	1,679,007	3,417,083	1,467,121
Distribution and service fees:
Class ADV	24,672	5	7,004	8
Class S	301,885	66,864	768,392	109,928
Class S2	17,041	10,211	74,696	4,116
Trustee fees and expenses	17,840	12,296	46,347	13,311
Interest expense	1,408	54	—	—

Total expenses	2,552,958	1,768,437	4,313,522	1,594,484
Net waived and reimbursed fees	(139,792)	(134,160)	(170,515)	(6,693)
Brokerage commission recapture	—	—	—	(19,494)

Net expenses	2,413,166	1,634,277	4,143,007	1,568,297

Net investment income	1,187,621	2,826,537	17,317,566	1,549,534

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	(8,479,652)	(7,537,626)	(345,067,121)	(4,406,560)
Foreign currency related transactions	962	—	947	—

Net realized loss on investments and foreign currency related transactions	(8,478,690)	(7,537,626)	(345,066,174)	(4,406,560)

Net change in unrealized appreciation or depreciation on:
Investments	82,710,730	47,914,368	492,618,558	99,240,244
Foreign currency related transactions	(4,029)	—	136	—

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	82,706,701	47,914,368	492,618,694	99,240,244

Net realized and unrealized gain on investments and foreign currency related transactions	74,228,011	40,376,742	147,552,520	94,833,684

Increase in net assets resulting from operations	$75,415,632	$43,203,279	$164,870,086	$96,383,218

* Foreign taxes withheld	$—	$—	$75,256	$33,333
(1) Dividends from affiliates	$1,814	$4,051	$25,582	$16,293

See Accompanying Notes to Financial Statements

48

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING Focus 5 Portfolio	ING Franklin Income Portfolio	ING Franklin Mutual Shares Portfolio	ING JPMorgan Small Cap Core Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$4,017,043	$9,087,087	$9,230,614	$4,019,968
Interest	2,725	36,255,841	1,850,102	4,655
Securities lending income, net	—	191,765	—	161,324

Total investment income	4,019,768	45,534,693	11,080,716	4,185,947

EXPENSES:
Investment management fees	439,008	4,123,222	—	—
Unified fees	—	—	3,244,886	2,443,177
Distribution and service fees:
Class ADV	5	7	5	14,345
Class S	342,444	932,542	413,826	361,811
Class S2	—	34,858	—	151,123
Transfer agent fees	469	1,336	—	—
Administrative service fees	137,189	645,548	—	—
Shareholder reporting expense	53,044	196,251	—	—
Registration fees	—	190	—	—
Professional fees	26,350	59,350	—	—
Custody and accounting expense	43,470	65,524	—	—
Trustee fees	5,140	20,635	26,420	19,807
Miscellaneous expense	9,296	23,986	—	—
Interest expense	—	—	276	—

Total expenses	1,056,415	6,103,449	3,685,413	2,990,263
Net waived and reimbursed fees	(177,289)	(361,988)	(1)	(58,616)

Net expenses	879,126	5,741,461	3,685,412	2,931,647

Net investment income	3,140,642	39,793,232	7,395,304	1,254,300

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, PAYMENT BY AFFILIATE, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Investments	2,793,751	(28,993,410)	(48,786,754)	(46,239,614)
Payment by affiliate (Note 16)	653,888	—	—	—
Foreign currency related transactions	39,391	(31,554)	(7,956,770)	—
Futures	34,772	—	—	1,156,585
Written options	—	—	(1,238,049)	—

Net realized gain (loss) on investments, payment by affiliate, foreign currency related transactions, futures, and written options	3,521,802	(29,024,964)	(57,981,573)	(45,083,029)

Net change in unrealized appreciation or depreciation on:
Investments	22,606,185	172,302,942	151,263,851	111,360,385
Foreign currency related transactions	(82,376)	5,005	2,739,045	—
Futures	(27,233)	—	—	(59,011)
Written options	—	—	(23,080)	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and written options	22,496,576	172,307,947	153,979,816	111,301,374

Net realized and unrealized gain on investments, payment by affiliate, foreign currency related transactions, futures, and written options	26,018,378	143,282,983	95,998,243	66,218,345

Increase in net assets resulting from operations	$29,159,020	$183,076,215	$103,393,547	$67,472,645

* Foreign taxes withheld	$86,472	$37,658	$497,739	$1,732
(1) Dividends from affiliates	$—	$134	$—	$—

See Accompanying Notes to Financial Statements

49

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING Limited Maturity Bond Portfolio	ING Lord Abbett Affiliated Portfolio	ING PIMCO High Yield Portfolio	ING Pioneer Equity Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$50,368	$2,372,365	$1,657,993	$4,267,849
Interest	14,537,576	1,913	56,993,475	—
Securities lending income, net	93,070	72,593	14,226	—

Total investment income	14,681,014	2,446,871	58,665,694	4,267,849

EXPENSES:
Investment management fees	—	—	—	757,507
Unified fees	1,012,956	997,664	2,860,925	—
Distribution and service fees:
Class ADV	9	3	4,035	5
Class S	495,498	137,543	1,020,480	3
Class S2	5	9,077	3	—
Transfer agent fees	—	—	2,833	266
Administrative service fees	—	—	—	116,539
Shareholder reporting expense	—	—	—	48,940
Professional fees	—	—	—	23,648
Custody and accounting expense	—	—	—	8,901
Trustee fees	28,986	9,965	37,066	3,676
Miscellaneous expense	—	—	—	8,264
Interest expense	1,929	—	137	20

Total expenses	1,539,383	1,154,252	3,925,479	967,769
Net waived and reimbursed fees	(16,690)	(2,625)	(808)	(162,840)
Brokerage commission recapture	—	(8,934)	—	(7,165)

Net expenses	1,522,693	1,142,693	3,924,671	797,764

Net investment income	13,158,321	1,304,178	54,741,023	3,470,085

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Investments	(11,261,532)	(34,559,635)	(56,364,509)	(26,958,129)
Foreign currency related transactions	—	11	(5,598,042)	—
Futures	1,808,950	—	—	—
Swaps	222,730	—	(8,372,108)	—
Written options	—	—	(26,841,852)	—

Net realized loss on investments, foreign currency related transactions, futures, swaps, and written options	(9,229,852)	(34,559,624)	(97,176,511)	(26,958,129)

Net change in unrealized appreciation or depreciation on:
Investments	23,486,706	56,319,633	205,666,566	39,001,625
Foreign currency related transactions	—	—	5,545,645	—
Futures	151,528	—	—	—
Swaps	(200,280)	—	17,903,220	—
Written options	—	—	28,917,869	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	23,437,954	56,319,633	258,033,300	39,001,625

Net realized and unrealized gain on investments, foreign currency related transactions, futures, swaps, and written options	14,208,102	21,760,009	160,856,789	12,043,496

Increase in net assets resulting from operations	$27,366,423	$23,064,187	$215,597,812	$15,513,581

* Foreign taxes withheld	$2,143	$10,673	$—	$15,071
(1) Dividends from affiliates	$52,511	$—	$—	$2,683

See Accompanying Notes to Financial Statements

50

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING Pioneer Fund Portfolio	ING Stock Index Portfolio	ING Templeton Global Growth Portfolio	ING Wells Fargo Small Cap Disciplined Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$1,834,506	$27,060,261	$14,036,920	$1,129,739
Interest	—	115	10,376	144
Securities lending income, net	—	366,869	430,686	47,675

Total investment income	1,834,506	27,427,245	14,477,982	1,177,558

EXPENSES:
Investment management fees	—	—	—	627,597
Unified fees	532,463	3,166,514	4,638,519	—
Distribution and service fees:
Class ADV	6	250	5	1,569
Class S	122,254	48,568	647,876	61,222
Class S2	3	85,829	19,806	1,870
Transfer agent fees	—	—	—	658
Administrative service fees	—	—	—	81,505
Shareholder reporting expense	—	—	—	38,313
Registration fees	—	—	—	154
Professional fees	—	—	—	18,760
Custody and accounting expense	—	—	—	10,466
Trustee fees	5,219	35,975	33,870	4,289
Miscellaneous expense	—	—	—	9,177
Interest expense	588	181	48	43

Total expenses	660,533	3,337,317	5,340,124	855,623
Net waived and reimbursed fees	(18,642)	(33,080)	(3,962)	(52,618)
Brokerage commission recapture	(2,398)	—	(3,121)	—

Net expenses	639,493	3,304,237	5,333,041	803,005

Net investment income	1,195,013	24,123,008	9,144,941	374,553

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	(7,398,725)	(6,295,107)	(44,273,326)	(33,655,004)
Foreign currency related transactions	(4,347)	—	(81,840)	—
Futures	—	5,350,904	—	—

Net realized loss on investments, foreign currency related transactions and futures	(7,403,072)	(944,203)	(44,355,166)	(33,655,004)

Net change in unrealized appreciation or depreciation on:
Investments	22,898,054	343,080,475	184,904,850	52,622,159
Foreign currency related transactions	313	—	49,092	—
Futures	—	(55,644)	—	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	22,898,367	343,024,831	184,953,942	52,622,159

Net realized and unrealized gain on investments, foreign currency related transactions, and futures	15,495,295	342,080,628	140,598,776	18,967,155

Increase in net assets resulting from operations	$16,690,308	$366,203,636	$149,743,717	$19,341,708

* Foreign taxes withheld	$31,670	$13,677	$917,830	$—
(1) Dividends from affiliates	$1,371	$40,552	$—	$12,361

See Accompanying Notes to Financial Statements

51

STATEMENTS OF CHANGES IN NET ASSETS

	ING BlackRock Large Cap Growth Portfolio		ING BlackRock Large Cap Value Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$1,187,621	$1,282,221	$2,826,537	$1,779,221
Net realized loss on investments and foreign currency related transactions	(8,478,690)	(107,057,331)	(7,537,626)	(37,249,046)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	82,706,701	(60,278,946)	47,914,368	(37,161,401)

Increase (decrease) in net assets resulting from operations	75,415,632	(166,054,056)	43,203,279	(72,631,226)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(885,048)	(395,197)	(1,659,953)	(948,063)
Class S	(390,902)	—	(114,838)	(140,847)
Class S2	—	—	(4,682)	(5,041)
Net realized gains:
Class ADV	—	(530,064)	—	(45)
Class I	—	(22,911,754)	—	(6,573,759)
Class S	—	(16,176,960)	—	(2,223,643)
Class S2	—	(697,009)	—	(163,580)

Total distributions	(1,275,950)	(40,710,984)	(1,779,473)	(10,054,978)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	42,878,741	44,425,824	95,386,679	69,984,345
Reinvestment of distributions	1,275,950	40,710,984	1,779,473	10,054,933

	44,154,691	85,136,808	97,166,152	80,039,278
Cost of shares redeemed	(47,266,748)	(74,167,676)	(49,173,791)	(31,479,009)

Net increase (decrease) in net assets resulting from capital share transactions	(3,112,057)	10,969,132	47,992,361	48,560,269

Net increase (decrease) in net assets	71,027,625	(195,795,908)	89,416,167	(34,125,935)

NET ASSETS:
Beginning of year	247,975,287	443,771,195	145,260,347	179,386,282

End of year	$319,002,912	$247,975,287	$234,676,514	$145,260,347

Undistributed net investment income at end of year	$1,178,441	$1,265,636	$2,817,152	$1,768,604

See Accompanying Notes to Financial Statements

52

STATEMENTS OF CHANGES IN NET ASSETS

	ING Clarion Real Estate Portfolio		ING Evergreen Omega Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$17,317,566	$26,113,768	$1,549,534	$1,425,194
Net realized loss on investments and foreign currency related transactions	(345,066,174)	(164,494,268)	(4,406,560)	(1,273,986)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	492,618,694	(370,938,036)	99,240,244	(50,956,344)

Increase (decrease) in net assets resulting from operations	164,870,086	(509,318,536)	96,383,218	(50,805,136)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(33,355)	(16,859)	—	—
Class I	(12,826,211)	(10,220,081)	(1,196,338)	(802,156)
Class S	(12,603,759)	(6,197,904)	(223,847)	(12,369)
Class S2	(577,947)	(251,003)	(64)	(390)
Net realized gains:
Class ADV	(22,450)	(236,622)	—	(119)
Class I	(7,082,767)	(112,492,186)	—	(18,081,928)
Class S	(7,699,229)	(93,164,030)	—	(804,250)
Class S2	(375,213)	(4,446,331)	—	(131,755)

Total distributions	(41,220,931)	(227,025,016)	(1,420,249)	(19,832,967)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	136,969,415	727,786,821	199,747,835	16,691,195
Reinvestment of distributions	41,220,930	227,025,016	1,420,249	19,832,847

	178,190,345	954,811,837	201,168,084	36,524,042
Cost of shares redeemed	(553,254,635)	(519,775,759)	(46,778,667)	(31,927,112)

Net increase (decrease) in net assets resulting from capital share transactions	(375,064,290)	435,036,078	154,389,417	4,596,930

Net increase (decrease) in net assets	(251,415,135)	(301,307,474)	249,352,386	(66,041,173)

NET ASSETS:
Beginning of year	712,561,354	1,013,868,828	129,970,033	196,011,206

End of year	$461,146,219	$712,561,354	$379,322,419	$129,970,033

Undistributed net investment income at end of year	$16,981,235	$26,032,495	$1,545,601	$1,410,054

See Accompanying Notes to Financial Statements

53

STATEMENTS OF CHANGES IN NET ASSETS

	ING Focus 5 Portfolio		ING Franklin Income Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$3,140,642	$3,078,118	$39,793,232	$44,148,274
Net realized gain (loss) on investments, payment by affiliate, foreign currency related transactions, and futures	3,521,802	(63,688,955)	(29,024,964)	(56,475,728)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	22,496,576	(22,808,084)	172,307,947	(208,687,109)

Increase (decrease) in net assets resulting from operations	29,159,020	(83,418,921)	183,076,215	(221,014,563)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(12)	(48)	(22)
Class I	(8)	(2,482)	(18,194,815)	(8,733,809)
Class S	(2,341)	(3,072,763)	(25,329,375)	(11,583,766)
Class S2	—	—	(462,107)	(253,471)
Net realized gains:
Class ADV	—	—	—	(7)
Class I	—	—	—	(2,050,570)
Class S	—	—	—	(2,892,136)
Class S2	—	—	—	(65,702)

Total distributions	(2,349)	(3,075,257)	(43,986,345)	(25,579,483)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	18,180,514	138,875,845	117,172,299	331,369,709
Reinvestment of distributions	2,349	3,075,245	43,986,297	25,579,452

	18,182,863	141,951,090	161,158,596	356,949,161
Cost of shares redeemed	(23,332,177)	(33,734,372)	(88,662,790)	(121,168,218)

Net increase (decrease) in net assets resulting from capital share transactions	(5,149,314)	108,216,718	72,495,806	235,780,943

Net increase (decrease) in net assets	24,007,357	21,722,540	211,585,676	(10,813,103)

NET ASSETS:
Beginning of year	132,129,761	110,407,221	568,298,733	579,111,836

End of year	$156,137,118	$132,129,761	$779,884,409	$568,298,733

Undistributed net investment income (distributions in excess of net investment income) at end of year	$3,100,111	$(19,109)	$40,448,605	$43,997,921

See Accompanying Notes to Financial Statements

54

STATEMENTS OF CHANGES IN NET ASSETS

	ING Franklin Mutual Shares Portfolio		ING JPMorgan Small Cap Core Equity Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$7,395,304	$7,521,355	$1,254,300	$2,193,192
Net realized loss on investments, foreign currency related transactions, futures, and written options	(57,981,573)	(40,443,490)	(45,083,029)	(7,167,449)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and written options	153,979,816	(164,403,159)	111,301,374	(120,277,852)

Increase (decrease) in net assets resulting from operations	103,393,547	(197,325,294)	67,472,645	(125,252,109)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1)	(22)	(3,377)	(411)
Class I	(333,572)	(10,841,784)	(842,165)	(1,193,657)
Class S	(218,739)	(6,704,509)	(629,675)	(917,569)
Class S2	—	—	(71,528)	(114,874)
Net realized gains:
Class ADV	—	(1)	(48,040)	(196,890)
Class I	—	(335,157)	(2,490,759)	(13,989,562)
Class S	—	(256,740)	(3,341,755)	(18,460,409)
Class S2	—	—	(705,495)	(3,938,284)

Total distributions	(552,312)	(18,138,213)	(8,132,794)	(38,811,656)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	47,037,941	243,793,533	27,894,143	85,949,209
Reinvestment of distributions	552,311	18,138,189	8,132,794	38,811,656

	47,590,252	261,931,722	36,026,937	124,760,865
Cost of shares redeemed	(46,422,543)	(57,604,871)	(93,209,693)	(98,900,856)

Net increase (decrease) in net assets resulting from capital share transactions	1,167,709	204,326,851	(57,182,756)	25,860,009

Net increase (decrease) in net assets	104,008,944	(11,136,656)	2,157,095	(138,203,756)

NET ASSETS:
Beginning of year	382,182,437	393,319,093	283,463,655	421,667,411

End of year	$486,191,381	$382,182,437	$285,620,750	$283,463,655

Undistributed net investment income (distributions in excess of net investment income) at end of year	$(215,222)	$448,257	$1,020,349	$1,536,971

See Accompanying Notes to Financial Statements

55

STATEMENTS OF CHANGES IN NET ASSETS

	ING Limited Maturity Bond Portfolio		ING Lord Abbett Affiliated Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$13,158,321	$22,196,395	$1,304,178	$3,256,271
Net realized gain (loss) on investments, foreign currency related transactions, futures, and swaps	(9,229,852)	893,217	(34,559,624)	(39,731,831)
Net change in unrealized appreciation or depreciation on investments, futures and swaps	23,437,954	(17,751,767)	56,319,633	(53,336,516)

Increase (decrease) in net assets resulting from operations	27,366,423	5,337,845	23,064,187	(89,812,076)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(45)	(65)	(4)	(13)
Class I	(12,895,715)	(13,176,723)	(786,480)	(3,584,172)
Class S	(9,447,837)	(14,953,606)	(412,179)	(2,212,907)
Class S2	(49)	(69)	(11,170)	(60,811)
Net realized gains:
Class ADV	(9)	(8)	—	(121)
Class I	(2,104,759)	(1,374,313)	—	(16,091,760)
Class S	(1,637,288)	(1,630,366)	—	(12,963,695)
Class S2	(9)	(8)	—	(385,077)

Total distributions	(26,085,711)	(31,135,158)	(1,209,833)	(35,298,556)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	174,268,522	147,145,716	3,586,688	3,359,479
Reinvestment of distributions	26,085,599	31,135,009	1,209,829	35,298,422

	200,354,121	178,280,725	4,796,517	38,657,901
Cost of shares redeemed	(311,050,828)	(472,220,740)	(21,355,596)	(45,444,097)

Net decrease in net assets resulting from capital share transactions	(110,696,707)	(293,940,015)	(16,559,079)	(6,786,196)

Net increase (decrease) in net assets	(109,415,995)	(319,737,328)	5,295,275	(131,896,828)

NET ASSETS:
Beginning of year	419,415,192	739,152,520	141,142,305	273,039,133

End of year	$309,999,197	$419,415,192	$146,437,580	$141,142,305

Undistributed net investment income at end of year	$13,360,211	$21,928,606	$249,580	$149,286

See Accompanying Notes to Financial Statements

56

STATEMENTS OF CHANGES IN NET ASSETS

	ING PIMCO High Yield Portfolio		ING Pioneer Equity Income Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$54,741,023	$55,130,582	$3,470,085	$4,401,488
Net realized loss on investments, foreign currency related transactions, swaps, and written options	(97,176,511)	(18,759,680)	(26,958,129)	(15,238,651)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, swaps, and written options	258,033,300	(199,870,149)	39,001,625	(38,451,321)

Increase (decrease) in net assets resulting from operations	215,597,812	(163,499,247)	15,513,581	(49,288,484)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(43,496)	(20,863)	—	(20)
Class I	(15,408,026)	(16,005,218)	—	(4,243,373)
Class S	(34,201,804)	(39,500,948)	—	(24)
Class S2	(68)	(67)	—	—
Net realized gains:
Class ADV	—	(110)	—	—
Class I	—	(75,434)	—	—
Class S	—	(189,309)	—	—
Return of capital:
Class ADV	—	(1,844)	—	(1)
Class I	—	(1,444,843)	—	(177,226)
Class S	—	(3,325,081)	—	(1)
Class S2	—	(6)	—	—

Total distributions	(49,653,394)	(60,563,723)	—	(4,420,645)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	56,357,219	466,370,711	9,680,529	14,101,832
Reinvestment of distributions	49,151,561	60,562,991	—	4,420,599

	105,508,780	526,933,702	9,680,529	18,522,431
Cost of shares redeemed	(506,112,368)	(198,774,111)	(12,277,263)	(14,264,410)

Net increase (decrease) in net assets resulting from capital share transactions	(400,603,588)	328,159,591	(2,596,734)	4,258,021

Net increase (decrease) in net assets	(234,659,170)	104,096,621	12,916,847	(49,451,108)

NET ASSETS:
Beginning of year	764,343,584	660,246,963	116,456,141	165,907,249

End of year	$529,684,414	$764,343,584	$129,372,988	$116,456,141

Undistributed net investment income at end of year	$3,701,130	$7,645,963	$3,389,687	$—

See Accompanying Notes to Financial Statements

57

STATEMENTS OF CHANGES IN NET ASSETS

	ING Pioneer Fund Portfolio		ING Stock Index Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$1,195,013	$1,673,621	$24,123,008	$9,590,135
Net realized loss on investments, foreign currency related transactions, and futures	(7,403,072)	(6,156,614)	(944,203)	(14,892,214)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	22,898,367	(37,112,414)	343,024,831	(194,068,088)

Increase (decrease) in net assets resulting from operations	16,690,308	(41,595,407)	366,203,636	(199,370,167)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(6)	(16)	(677)	—
Class I	(375,025)	(1,103,400)	(19,039,079)	(16,258,351)
Class S	(594,694)	(1,984,761)	(113,476)	(541,999)
Class S2	(9)	(17)	(79,644)	(425,690)
Net realized gains:
Class ADV	—	(36)	—	—
Class I	—	(1,261,517)	—	(4,471,872)
Class S	—	(2,861,384)	—	(119,977)
Class S2	—	(36)	—	(77,098)
Return of capital:
Class ADV	—	(1)	—	—
Class I	—	(21,723)	—	—
Class S	—	(45,648)	—	—
Class S2	—	(1)	—	—

Total distributions	(969,734)	(7,278,540)	(19,232,876)	(21,894,987)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,147,235	8,471,513	3,044,296,310	136,287,833
Reinvestment of distributions	969,719	7,278,435	19,232,857	21,894,987

	10,116,954	15,749,948	3,063,529,167	158,182,820
Cost of shares redeemed	(14,265,948)	(29,987,252)	(243,715,013)	(64,616,790)

Net increase (decrease) in net assets resulting from capital share transactions	(4,148,994)	(14,237,304)	2,819,814,154	93,566,030

Net increase (decrease) in net assets	11,571,580	(63,111,251)	3,166,784,914	(127,699,124)

NET ASSETS:
Beginning of year	72,453,837	135,565,088	360,754,870	488,453,994

End of year	$84,025,417	$72,453,837	$3,527,539,784	$360,754,870

Undistributed net investment income (distributions in excess of net investment income) at end of year	$221,421	$(149)	$5,264,498	$515,781

See Accompanying Notes to Financial Statements

58

STATEMENTS OF CHANGES IN NET ASSETS

	ING Templeton Global Growth Portfolio		ING Wells Fargo Small Cap Disciplined Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$9,144,941	$12,623,778	$374,553	$1,377,802
Net realized gain on investments and foreign currency related transactions	(44,355,166)	(43,547,377)	(33,655,004)	(18,029,016)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	184,953,942	(262,302,098)	52,622,159	(33,267,680)

Increase (decrease) in net assets resulting from operations	149,743,717	(293,225,697)	19,341,708	(49,918,894)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(10)	(4)	(744)	(1,548)
Class I	(6,662,051)	(3,466,776)	(831,630)	(1,357,574)
Class S	(5,758,627)	(3,632,850)	(180,153)	(266,963)
Class S2	(81,628)	(42,381)	(2,009)	(3,717)
Net realized gains:
Class ADV	—	(35)	—	(44,452)
Class I	—	(10,771,535)	—	(13,909,797)
Class S	—	(15,084,686)	—	(4,122,428)
Class S2	—	(238,970)	—	(68,038)

Total distributions	(12,502,316)	(33,237,237)	(1,014,536)	(19,774,517)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	44,496,188	202,600,606	23,426,604	53,127,075
Reinvestment of distributions	12,502,306	33,237,199	1,014,536	19,774,517

	56,998,494	235,837,805	24,441,140	72,901,592
Cost of shares redeemed	(65,558,659)	(84,251,816)	(106,927,612)	(84,804,108)

Net increase (decrease) in net assets resulting from capital share transactions	(8,560,165)	151,585,989	(82,486,472)	(11,902,516)

Net increase (decrease) in net assets	128,681,236	(174,876,945)	(64,159,300)	(81,595,927)

NET ASSETS:
Beginning of year	477,186,363	652,063,308	105,798,869	187,394,796

End of year	$605,867,599	$477,186,363	$41,639,569	$105,798,869

Undistributed net investment income at end of year	$9,558,359	$12,425,042	$364,903	$1,004,854

See Accompanying Notes to Financial Statements

59

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	($)	($)	($)	($)		($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING BlackRock Large Cap Growth Portfolio
Class ADV
12-31-09	6.52	(0.00)*	1.93	1.93	—	—		—	—		8.45	29.60	1.56	1.36	†	1.36	†	(0.05	)†	3,849	231
12-31-08	12.15	(0.01)	(4.44)	(4.45)	—	1.18		—	1.18		6.52	(39.24)	1.56	1.26	†	1.26	†	(0.13	)†	2,962	156
12-31-07	11.42	(0.04)	0.77	0.73	—	—		—	—		12.15	6.39	1.55	1.29		1.29		(0.33)		5,943	195
12-31-06	11.48	(0.03)	0.79	0.76	—	0.82		—	0.82		11.42	6.73	1.55	1.36		1.36		(0.39)		4,825	139
12-31-05	10.45	(0.02)	1.05	1.03	—	—		—	—		11.48	9.86	1.56	1.36		1.36		(0.64)		1,714	155
Class I
12-31-09	6.68	0.04	1.99	2.03	0.04	—		—	0.04		8.67	30.58	0.81	0.76	†	0.76	†	0.55	†	167,466	231
12-31-08	12.38	0.05	(4.55)	(4.50)	0.02	1.18		—	1.20		6.68	(38.94)	0.81	0.66	†	0.66	†	0.48	†	137,725	156
12-31-07	11.56	0.02	0.80	0.82	—	—		—	—		12.38	7.09	0.80	0.66		0.66		0.27		264,011	195
04-28-06(4) - 12-31-06	11.97	0.02	0.39	0.41	—	0.82		—	0.82		11.56	3.54	0.80	0.76		0.76		0.21		1,464	139
Class S
12-31-09	6.65	0.02	1.98	2.00	0.02	—		—	0.02		8.63	30.20	1.06	1.01	†	1.01	†	0.31	†	143,730	231
12-31-08	12.33	0.02	(4.52)	(4.50)	—	1.18		—	1.18		6.65	(39.06)	1.06	0.91	†	0.91	†	0.25	†	104,114	156
12-31-07	11.55	0.00 *	0.78	0.78	—	—		—	—		12.33	6.75	1.05	0.94		0.94		0.02		165,538	195
12-31-06	11.56	(0.01)	0.82	0.81	—	0.82		—	0.82		11.55	7.12	1.05	1.01		1.01		(0.08)		153,064	139
12-31-05	10.48	(0.01)	1.09	1.08	—	—		—	—		11.56	10.31	1.06	1.01		1.01		(0.27)		155,252	155
Class S2
12-31-09	6.56	0.01	1.96	1.97	—	—		—	—		8.53	30.03	1.31	1.16	†	1.16	†	0.16	†	3,957	231
12-31-08	12.21	0.01	(4.48)	(4.47)	—	1.18		—	1.18		6.56	(39.21)	1.31	1.06	†	1.06	†	0.06	†	3,174	156
12-31-07	11.45	(0.01)	0.77	0.76	—	—		—	—		12.21	6.64	1.30	1.06		1.06		(0.14)		8,280	195
05-26-06(5) - 12-31-06	11.37	(0.01)	0.91	0.90	—	0.82		—	0.82		11.45	8.03	1.30	1.16		1.16		(0.12)		12	139
01-01-05(5) - 10-03-05	10.44	(0.04)	0.52	0.48	—	—		—	—		10.92	4.60	1.32	1.20		1.20		(0.52)		2,294	78

ING BlackRock Large Cap Value Portfolio
Class ADV
12-31-09	8.46	0.08	0.98	1.06	—	—		—	—		9.52	12.53	1.56	1.34	†	1.34	†	0.88	†	1	207
12-31-08	13.85	0.06	(4.86)	(4.80)	—	0.59		—	0.59		8.46	(35.61)	1.55	1.34	†	1.34	†	0.53	†	1	129
12-31-07	13.75	0.03 •	0.53	0.56	0.02	0.44		—	0.46		13.85	3.87	1.55	1.34		1.34		0.23		1	110
04-28-06(4) - 12-31-06	13.48	0.04 •	0.66	0.70	0.10	0.33		—	0.43		13.75	5.45	1.55	1.35		1.35		0.47		1	103
Class I
12-31-09	8.60	0.12 •	1.00	1.12	0.07	—		—	0.07		9.65	13.19	0.81	0.74	†	0.74	†	1.37	†	203,859	207
12-31-08	14.08	0.13 •	(4.94)	(4.81)	0.08	0.59		—	0.67		8.60	(35.19)	0.80	0.74	†	0.74	†	1.12	†	112,925	129
12-31-07	13.94	0.11 •	0.55	0.66	0.08	0.44		—	0.52		14.08	4.55	0.80	0.74		0.74		0.77		114,103	110
12-31-06	12.35	0.12 •	1.90	2.02	0.10	0.33		—	0.43		13.94	16.65	0.80	0.75		0.75		0.90		43,567	103
12-31-05	11.70	0.10	0.55	0.65	—	0.00	*	—	0.00	*	12.35	5.56	0.82	0.78		0.78		0.83		44,567	170

See Accompanying Notes to Financial Statements

60

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss) from investment operations					Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions		Net asset value, end of year or period	Total Return (1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)		($)	($)	($)		($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING BlackRock Large Cap Value Portfolio (continued)
Class S
12-31-09	8.58	0.10	•	1.00		1.10	0.04	—		—	0.04		9.64	12.85	1.06	0.99	†	0.99	†	1.20	†	28,628	207
12-31-08	14.02	0.12		(4.93)		(4.81)	0.04	0.59		—	0.63		8.58	(35.32)	1.05	0.99	†	0.99	†	0.82	†	30,122	129
12-31-07	13.89	0.08	•	0.54		0.62	0.05	0.44		—	0.49		14.02	4.30	1.05	0.99		0.99		0.55		60,977	110
12-31-06	12.31	0.09	•	1.89		1.98	0.07	0.33		—	0.40		13.89	16.36	1.05	1.00		1.00		0.69		71,171	103
12-31-05	11.69	0.09		0.53		0.62	—	0.00	*	—	0.00	*	12.31	5.31	1.07	1.03		1.03		0.57		42,308	170
Class S2
12-31-09	8.53	0.09	•	0.99		1.08	0.02	—		—	0.02		9.59	12.69	1.31	1.14	†	1.14	†	1.04	†	2,189	207
12-31-08	13.94	0.10		(4.90)		(4.80)	0.02	0.59		—	0.61		8.53	(35.42)	1.30	1.14	†	1.14	†	0.67	†	2,213	129
12-31-07	13.82	0.06	•	0.53		0.59	0.03	0.44		—	0.47		13.94	4.11	1.30	1.14		1.14		0.40		4,304	110
12-31-06	12.26	0.07	•	1.89		1.96	0.07	0.33		—	0.40		13.82	16.20	1.30	1.15		1.15		0.53		4,560	103
12-31-05	11.67	0.05		0.54		0.59	—	0.00	*	—	0.00	*	12.26	5.06	1.32	1.18		1.18		0.45		3,134	170

ING Clarion Real Estate Portfolio
Class ADV
12-31-09	13.77	0.37	•	4.07		4.44	0.52	0.35		—	0.87		17.34	35.38	1.41	1.23	†	1.23	†	2.79	†	1,391	91
12-31-08	28.02	0.47	•	(9.82)		(9.35)	0.32	4.58		—	4.90		13.77	(38.73)	1.40	1.24	†	1.24	†	2.08	†	931	53
12-31-07	38.58	0.42	•	(6.66)		(6.24)	0.45	3.87		—	4.32		28.02	(18.02)	1.39	1.24		1.24		1.23		848	40
04-17-06(4) - 12-31-06	33.28	0.22	•	8.33		8.55	0.52	2.73		—	3.25		38.58	27.48	1.40	1.25		1.25		0.88		548	28
Class I
12-31-09	14.13	0.46	•	4.17		4.63	0.63	0.35		—	0.98		17.78	36.29	0.66	0.63	†	0.63	†	3.59	†	44,956	91
12-31-08	28.55	0.58	•	(10.01)		(9.43)	0.41	4.58		—	4.99		14.13	(38.36)	0.65	0.64	†	0.64	†	2.58	†	370,871	53
12-31-07	39.06	0.72	•	(6.85)		(6.13)	0.51	3.87		—	4.38		28.55	(17.52)	0.64	0.64		0.64		2.05		337,942	40
12-31-06	31.11	0.65	•	10.55		11.20	0.52	2.73		—	3.25		39.06	37.95	0.65	0.65		0.65		1.84		224,507	28
12-31-05	27.68	0.58	(b)	4.06	†(b)	4.64	0.35	0.86		—	1.21		31.11	17.11	0.65	0.65		0.65		1.86	†	9,654	24
Class S
12-31-09	14.08	0.46		4.13		4.59	0.57	0.35		—	0.92		17.75	35.89	0.91	0.88	†	0.88	†	3.14	†	395,965	91
12-31-08	28.41	0.52	•	(9.97)		(9.45)	0.30	4.58		—	4.88		14.08	(38.51)	0.90	0.89	†	0.89	†	2.17	†	324,906	53
12-31-07	38.89	0.44	•	(6.64)		(6.20)	0.41	3.87		—	4.28		28.41	(17.74)	0.89	0.89		0.89		1.22		644,502	40
12-31-06	30.98	0.41	•	10.67		11.08	0.44	2.73		—	3.17		38.89	37.63	0.90	0.90		0.90		1.19		1,025,126	28
12-31-05	27.61	0.47	(b)•	4.07	(b)	4.54	0.31	0.86		—	1.17		30.98	16.78	0.90	0.90		0.90		1.58	†	983,628	24
Class S2
12-31-09	14.01	0.40	•	4.16		4.56	0.54	0.35		—	0.89		17.68	35.70	1.16	1.03	†	1.03	†	3.00	†	18,835	91
12-31-08	28.28	0.48	•	(9.92)		(9.44)	0.25	4.58		—	4.83		14.01	(38.60)	1.15	1.04	†	1.04	†	2.03	†	15,855	53
12-31-07	38.74	0.41	•	(6.63)		(6.22)	0.37	3.87		—	4.24		28.28	(17.85)	1.14	1.04		1.04		1.16		30,577	40
12-31-06	30.91	0.38	•	10.61		10.99	0.43	2.73		—	3.16		38.74	37.41	1.15	1.05		1.05		1.09		40,991	28
12-31-05	27.58	0.42	(b)•	4.07	(b)	4.49	0.30	0.86		—	1.16		30.91	16.59	1.15	1.05		1.05		1.43	†	28,996	24

See Accompanying Notes to Financial Statements

61

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Payment by affiliate	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Evergreen Omega Portfolio
Class ADV
12-31-09	8.01	0.02		3.31	3.33	—		—	—	—	—		11.34	41.57	1.36	1.20	†	1.20	†	0.17	†	1	19
12-31-08	12.65	0.03		(3.32)	(3.29)	—		1.35	—	—	1.35		8.01	(27.86)	1.35	1.20	†	1.19	†	0.33	†	1	46
12-31-07	11.52	(0.03	)•	1.31	1.28	0.04		0.11	—	—	0.15		12.65	11.09	1.35	1.20		1.19		(0.20)		1	30
12-29-06(4) - 12-31-06	11.52	(0.00	)*	—	(0.00)*	—		—	—	—	—		11.52	—	1.35	1.20		1.18		(1.18)		1	123
Class I
12-31-09	8.19	0.07	•	3.42	3.49	0.05		—	—	—	0.05		11.63	42.73	0.61	0.60	†	0.60	†	0.68	†	282,862	19
12-31-08	12.88	0.10		(3.38)	(3.28)	0.06		1.35	—	—	1.41		8.19	(27.34)	0.60	0.60	†	0.59	†	0.89	†	120,012	46
12-31-07	11.64	0.05	•	1.34	1.39	0.04		0.11	—	—	0.15		12.88	11.92	0.60	0.60		0.59		0.41		186,021	30
12-31-06	10.99	0.04		0.61	0.65	—		—	—	—	—		11.64	5.91	0.60	0.60		0.58		0.31		190,233	123
05-02-05(4) - 12-31-05	9.67	0.01	•	1.31	1.32	0.00	*	—	—	—	0.00	*	10.99	13.68	0.60	0.60		0.60		0.14		207,699	140
Class S
12-31-09	8.14	0.04	•	3.40	3.44	0.04		—	—	—	0.04		11.54	42.45	0.86	0.85	†	0.85	†	0.41	†	95,580	19
12-31-08	12.80	0.07	•	(3.36)	(3.29)	0.02		1.35	—	—	1.37		8.14	(27.55)	0.85	0.85	†	0.84	†	0.67	†	9,156	46
12-31-07	11.57	0.03		1.32	1.35	0.01		0.11	—	—	0.12		12.80	11.65	0.85	0.85		0.84		0.17		8,688	30
12-31-06	10.96	0.01		0.60	0.61	—		—	—	—	—		11.57	5.57	0.85	0.85		0.83		0.07		10,618	123
12-31-05	10.54	(0.02)		0.44	0.42	—		—	—	—	—		10.96	3.98	0.85	0.85		0.85		(0.23)		8,096	140
Class S2
12-31-09	8.10	0.03	•	3.38	3.41	0.00	*	—	—	—	—		11.51	42.11	1.11	1.00	†	1.00	†	0.37	†	879	19
12-31-08	12.74	0.06		(3.35)	(3.29)	0.00	*	1.35	—	—	1.35		8.10	(27.63)	1.10	1.00	†	0.99	†	0.49	†	802	46
12-31-07	11.52	0.00	•*	1.33	1.33	—		0.11	—	—	0.11		12.74	11.52	1.10	1.00		0.99		0.02		1,301	30
12-31-06	10.93	(0.01)		0.60	0.59	—		—	—	—	—		11.52	5.40	1.10	1.00		0.98		(0.08)		1,331	123
12-31-05	10.53	(0.03)		0.43	0.40	—		—	—	—	—		10.93	3.80	1.10	1.00		1.00		(0.37)		961	140

ING Focus 5 Portfolio
Class ADV
12-31-09	5.78	0.11		1.09	1.20	0.00	*	—	—	0.03	—		7.01	21.28 ††	1.27	0.99		0.99		1.88		1	128
12-31-08	10.41	0.14	•	(4.65)	(4.51)	0.12		—	—	—	0.12		5.78	(43.34)	1.40	0.99		0.99		1.69		1	88
08-20-07(4) - 12-31-07	10.00	0.05		0.38	0.43	0.01		0.01	—	—	0.02		10.41	4.36	1.28	0.99		0.99		1.22		1	180
Class I
12-31-09	5.78	0.15	•	1.09	1.24	0.00	*	—	—	0.03	—		7.05	21.98 ††	0.52	0.39		0.39		2.39		333	128
12-31-08	10.41	0.17	•	(4.64)	(4.47)	0.16		—	—	—	0.16		5.78	(42.88)	0.65	0.39		0.39		2.30		93	88
08-20-07(4) - 12-31-07	10.00	0.07	•	0.39	0.46	0.04		0.01	—	—	0.05		10.41	4.62	0.53	0.39		0.39		1.82		1	180
Class S
12-31-09	5.78	0.14		1.09	1.23	0.00	*	—	—	0.03	—		7.04	21.80 ††	0.77	0.64		0.64		2.29		155,803	128
12-31-08	10.41	0.17	•	(4.66)	(4.49)	0.14		—	—	—	0.14		5.78	(43.05)	0.90	0.64		0.64		2.09		132,036	88
08-20-07(4) - 12-31-07	10.00	0.06	•	0.39	0.45	0.03		0.01	—	—	0.04		10.41	4.58	0.78	0.64		0.64		1.55		110,405	180

See Accompanying Notes to Financial Statements

62

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)		($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Franklin Income Portfolio
Class ADV
12-31-09	7.58	0.46	•	1.81	2.27	0.52	—		—	0.52		9.33	31.13	1.55	1.34	1.34	5.64	1	48
12-31-08	11.12	0.63		(3.85)	(3.22)	0.24	0.08		—	0.32		7.58	(29.64)	1.53	1.34	1.34	6.48	1	38
12-31-07	11.02	0.55		(0.31)	0.24	0.12	0.02		—	0.14		11.12	2.17	1.53	1.34	1.34	5.03	1	30
12-29-06(4) - 12-31-06	11.02	(0.00	)*	—	(0.00)*	—	—		—	—		11.02	—	1.55	1.34	1.34	(1.34)	1	9
Class I
12-31-09	7.67	0.53	•	1.82	2.35	0.60	—		—	0.60		9.42	32.03	0.80	0.74	0.74	6.32	306,057	48
12-31-08	11.23	0.69	•	(3.85)	(3.16)	0.32	0.08		—	0.40		7.67	(28.92)	0.78	0.74	0.74	7.17	252,264	38
12-31-07	11.05	0.67	•	(0.35)	0.32	0.12	0.02		—	0.14		11.23	2.89	0.78	0.74	0.74	5.90	197,597	30
04-28-06(4) - 12-31-06	10.00	0.35	•	0.70	1.05	—	—		—	—		11.05	10.50	0.80	0.74	0.74	5.01	25,465	9
Class S
12-31-09	7.65	0.50	•	1.81	2.31	0.58	—		—	0.58		9.38	31.51	1.05	0.99	0.99	6.06	465,967	48
12-31-08	11.19	0.66	•	(3.82)	(3.16)	0.30	0.08		—	0.38		7.65	(28.98)	1.03	0.99	0.99	6.81	310,156	38
12-31-07	11.03	0.62	•	(0.32)	0.30	0.12	0.02		—	0.14		11.19	2.66	1.03	0.99	0.99	5.44	372,497	30
04-28-06(4) - 12-31-06	10.00	0.35	•	0.68	1.03	—	—		—	—		11.03	10.30	1.05	0.99	0.99	4.82	177,754	9
Class S2
12-31-09	7.63	0.45		1.84	2.29	0.56	—		—	0.56		9.36	31.27	1.30	1.14	1.14	5.90	7,860	48
12-31-08	11.17	0.72		(3.89)	(3.17)	0.29	0.08		—	0.37		7.63	(29.11)	1.28	1.14	1.14	6.57	5,878	38
12-31-07	11.02	0.60	•	(0.31)	0.29	0.12	0.02		—	0.14		11.17	2.56	1.28	1.14	1.14	5.32	9,017	30
05-03-06(4) - 12-31-06	9.99	0.33	•	0.70	1.03	—	—		—	—		11.02	10.31	1.30	1.14	1.14	4.57	2,917	9

ING Franklin Mutual Shares Portfolio
Class ADV
12-31-09	5.73	0.06		1.42	1.48	0.01	—		—	0.01		7.20	25.82	1.54	1.39	1.39	1.07	1	57
12-31-08	9.63	0.10		(3.77)	(3.67)	0.22	0.01		—	0.23		5.73	(38.07)	1.53	1.38	1.38	1.25	1	43
04-30-07(4) - 12-31-07	10.00	0.07	•	(0.44)	(0.37)	—	0.00	*	—	0.00	*	9.63	(3.67)	1.53	1.38	1.38	0.98	1	17
Class I
12-31-09	5.73	0.12		1.41	1.53	0.01	—		—	0.01		7.25	26.70	0.79	0.79	0.79	1.88	290,087	57
12-31-08	9.67	0.15	•	(3.79)	(3.64)	0.29	0.01		—	0.30		5.73	(37.61)	0.78	0.78	0.78	1.88	229,057	43
04-30-07(4) - 12-31-07	10.00	0.10	•	(0.42)	(0.32)	0.01	—		—	0.01		9.67	(3.19)	0.78	0.78	0.78	1.48	175,811	17
Class S
12-31-09	5.73	0.10		1.42	1.52	0.01	—		—	0.01		7.24	26.52	1.04	1.04	1.04	1.63	196,104	57
12-31-08	9.66	0.13		(3.78)	(3.65)	0.27	0.01		—	0.28		5.73	(37.77)	1.03	1.03	1.03	1.64	153,125	43
04-30-07(4) - 12-31-07	10.00	0.05	•	(0.39)	(0.34)	—	0.00	*	—	0.00	*	9.66	(3.37)	1.03	1.03	1.03	0.81	217,507	17

See Accompanying Notes to Financial Statements

63

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING JPMorgan Small Cap Core Equity Portfolio
Class ADV
12-31-09	8.29	(0.00	)*	2.17	2.17	0.01		0.21	—	0.22	10.24	26.74	1.64	1.48	†	1.48	†	0.07	†	2,523	46
12-31-08	13.09	0.02		(3.72)	(3.70)	0.00	*	1.10	—	1.10	8.29	(30.14)	1.63	1.46	†	1.46	†	0.15	†	1,619	62
12-31-07	14.10	0.03	•	(0.23)	(0.20)	0.02		0.79	—	0.81	13.09	(2.09)	1.63	1.45		1.45		0.23		2,602	47
12-31-06	12.44	(0.01)		2.00	1.99	—		0.33	—	0.33	14.10	16.24	1.63	1.46		1.46		(0.04)		1,954	43
12-31-05	13.34	(0.03	)•	0.44	0.41	—		1.31	—	1.31	12.44	3.37	1.64	1.49		1.48		(0.21)		746	57
Class I
12-31-09	8.46	0.05	•	2.23	2.28	0.07		0.21	—	0.28	10.46	27.59	0.89	0.88	†	0.88	†	0.59	†	75,550	46
12-31-08	13.36	0.06		(3.77)	(3.71)	0.09		1.10	—	1.19	8.46	(29.74)	0.88	0.86	†	0.86	†	0.77	†	113,694	62
12-31-07	14.33	0.12		(0.25)	(0.13)	0.05		0.79	—	0.84	13.36	(1.56)	0.88	0.85		0.85		0.81		117,034	47
12-31-06	12.57	0.06		2.04	2.10	0.01		0.33	—	0.34	14.33	16.95	0.88	0.86		0.86		0.50		131,532	43
12-31-05	13.39	0.05	•	0.44	0.49	—		1.31	—	1.31	12.57	4.00	0.89	0.89		0.88		0.39		94,448	57
Class S
12-31-09	8.40	0.04		2.21	2.25	0.04		0.21	—	0.25	10.40	27.34	1.14	1.13	†	1.13	†	0.41	†	173,314	46
12-31-08	13.27	0.07		(3.79)	(3.72)	0.05		1.10	—	1.15	8.40	(29.95)	1.13	1.11	†	1.11	†	0.49	†	138,139	62
12-31-07	14.23	0.08		(0.23)	(0.15)	0.02		0.79	—	0.81	13.27	(1.69)	1.13	1.10		1.10		0.56		251,078	47
12-31-06	12.51	0.03		2.02	2.05	—		0.33	—	0.33	14.23	16.63	1.13	1.11		1.11		0.25		248,675	43
12-31-05	13.37	0.02	•	0.43	0.45	—		1.31	—	1.31	12.51	3.69	1.14	1.14		1.13		0.14		180,454	57
Class S2
12-31-09	8.33	0.03		2.18	2.21	0.02		0.21	—	0.23	10.31	27.06	1.39	1.28	†	1.28	†	0.25	†	34,234	46
12-31-08	13.16	0.05		(3.75)	(3.70)	0.03		1.10	—	1.13	8.33	(30.03)	1.38	1.26	†	1.26	†	0.34	†	30,011	62
12-31-07	14.13	0.06		(0.24)	(0.18)	—		0.79	—	0.79	13.16	(1.90)	1.38	1.25		1.25		0.41		50,954	47
12-31-06	12.44	0.01		2.01	2.02	—		0.33	—	0.33	14.13	16.48	1.38	1.26		1.26		0.09		54,106	43
12-31-05	13.32	(0.00	)*	0.43	0.43	—		1.31	—	1.31	12.44	3.55	1.39	1.29		1.28		(0.01)		45,413	57

ING Limited Maturity Bond Portfolio
Class ADV
12-31-09	10.19	0.31		0.34	0.65	0.48		0.09	—	0.57	10.27	6.48	1.02	0.87	†	0.87	†	2.92	†	1	460
12-31-08	11.01	0.41		(0.47)	(0.06)	0.68		0.08	—	0.76	10.19	(0.73)	1.02	0.87	†	0.87	†	3.83	†	1	310
12-31-07	10.66	0.45		0.10	0.55	0.20		—	—	0.20	11.01	5.23	1.02	0.87	†	0.87	†	4.19	†	1	439
04-28-06(4) - 12-31-06	10.80	0.28	•	0.00 *	0.28	0.42		—	—	0.42	10.66	2.68	1.03	0.88	†	0.88	†	3.84	†	1	352
Class I
12-31-09	10.28	0.37	•	0.38	0.75	0.56		0.09	—	0.65	10.38	7.41	0.27	0.27	†	0.27	†	3.52	†	113,672	460
12-31-08	11.09	0.49	•	(0.46)	0.03	0.76		0.08	—	0.84	10.28	0.06	0.27	0.27	†	0.27	†	4.45	†	213,975	310
12-31-07	10.70	0.52	•	0.12	0.64	0.25		—	—	0.25	11.09	6.09	0.27	0.27	†	0.27	†	4.78	†	487,841	439
12-31-06	10.70	0.49	•	(0.07)	0.42	0.42		—	—	0.42	10.70	4.02	0.28	0.28	†	0.28	†	4.64	†	118,858	352
04-29-05(4) - 12-31-05	11.14	0.28	•	(0.12)	0.16	0.57		0.03	—	0.60	10.70	1.44	0.29	0.29		0.29		3.96		3,265	219

See Accompanying Notes to Financial Statements

64

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Limited Maturity Bond Portfolio (continued)
Class S
12-31-09	10.31	0.34	•	0.38	0.72	0.52	0.09	—	0.61	10.42	7.16	0.52	0.52	†	0.52	†	3.30	†	196,325	460
12-31-08	11.12	0.45	•	(0.45)	(0.00)*	0.73	0.08	—	0.81	10.31	(0.23)	0.52	0.52	†	0.52	†	4.13	†	205,438	310
12-31-07	10.73	0.50	•	0.11	0.61	0.22	—	—	0.22	11.12	5.77	0.52	0.52	†	0.52	†	4.55	†	251,309	439
12-31-06	10.72	0.46	•	(0.06)	0.40	0.39	—	—	0.39	10.73	3.83	0.53	0.53	†	0.53	†	4.27	†	295,289	352
12-31-05	11.10	0.37	•	(0.19)	0.18	0.53	0.03	—	0.56	10.72	1.63	0.54	0.54		0.54		3.44		300,275	219
Class S2
12-31-09	10.27	0.34		0.39	0.73	0.52	0.09	—	0.61	10.39	7.22	0.77	0.67	†	0.67	†	3.18	†	1	460
12-31-08	11.08	0.43		(0.44)	(0.01)	0.72	0.08	—	0.80	10.27	(0.29)	0.77	0.67	†	0.67	†	3.97	†	1	310
12-31-07	10.70	0.47		0.14	0.61	0.23	—	—	0.23	11.08	5.74	0.77	0.67	†	0.67	†	4.42	†	1	439
04-28-06(4) - 12-31-06	10.80	0.30	•	0.02	0.32	0.42	—	—	0.42	10.70	3.06	0.78	0.68	†	0.68	†	4.16	†	1	352

ING Lord Abbett Affiliated Portfolio
Class ADV
12-31-09	6.49	0.04	•	1.18	1.22	0.05	—	—	0.05	7.66	18.78	1.51	1.36	†	1.35	†	0.63	†	1	70
12-31-08	12.48	0.11		(4.42)	(4.31)	0.16	1.52	—	1.68	6.49	(36.86)	1.50	1.35	†	1.35	†	1.16	†	1	108
12-31-07	12.51	0.09		0.38	0.47	0.19	0.31	—	0.50	12.48	3.67	1.50	1.35		1.34		0.72		1	131
04-28-06(4) - 12-31-06	12.92	0.08	•	0.82	0.90	0.16	1.15	—	1.31	12.51	7.95	1.50	1.35		1.34		1.00		1	48
Class I
12-31-09	6.53	0.08		1.16	1.24	0.07	—	—	0.07	7.70	19.03	0.76	0.76	†	0.75	†	1.08	†	84,790	70
12-31-08	12.68	0.17		(4.48)	(4.31)	0.32	1.52	—	1.84	6.53	(36.39)	0.75	0.75	†	0.75	†	1.70	†	78,882	108
12-31-07	12.68	0.16	•	0.40	0.56	0.25	0.31	—	0.56	12.68	4.35	0.75	0.75		0.74		1.25		142,519	131
12-31-06	11.98	0.19	•	1.82	2.01	0.16	1.15	—	1.31	12.68	17.92	0.75	0.75		0.74		1.56		91,058	48
12-31-05	11.50	0.16	•	0.49	0.65	0.17	—	—	0.17	11.98	5.73	0.75	0.75		0.75		1.36		1,270	141
Class S
12-31-09	6.57	0.06		1.17	1.23	0.05	—	—	0.05	7.75	18.79	1.01	1.01	†	1.00	†	0.85	†	59,656	70
12-31-08	12.68	0.17		(4.51)	(4.34)	0.25	1.52	—	1.77	6.57	(36.58)	1.00	1.00	†	1.00	†	1.46	†	60,368	108
12-31-07	12.67	0.14	•	0.40	0.54	0.22	0.31	—	0.53	12.68	4.15	1.00	1.00		0.99		1.07		127,090	131
12-31-06	11.96	0.15	•	1.82	1.97	0.11	1.15	—	1.26	12.67	17.60	1.00	1.00		0.99		1.25		161,230	48
12-31-05	11.48	0.13	•	0.49	0.62	0.14	—	—	0.14	11.96	5.48	1.00	1.00		1.00		1.10		176,644	141
Class S2
12-31-09	6.54	0.05		1.16	1.21	0.04	—	—	0.04	7.71	18.57	1.26	1.16	†	1.15	†	0.69	†	1,992	70
12-31-08	12.61	0.13		(4.45)	(4.32)	0.23	1.52	—	1.75	6.54	(36.67)	1.25	1.15	†	1.15	†	1.31	†	1,891	108
12-31-07	12.61	0.12	•	0.40	0.52	0.21	0.31	—	0.52	12.61	4.03	1.25	1.15		1.14		0.91		3,429	131
12-31-06	11.94	0.14	•	1.79	1.93	0.11	1.15	—	1.26	12.61	17.31	1.25	1.15		1.14		1.12		3,688	48
12-31-05	11.47	0.11	•	0.50	0.61	0.14	—	—	0.14	11.94	5.41	1.25	1.15		1.15		0.94		2,803	141

See Accompanying Notes to Financial Statements

65

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING PIMCO High Yield Portfolio
Class ADV
12-31-09	7.01	0.62		2.67	3.29	0.66	—		—	0.66	9.64	48.93	1.25	1.10		1.10		8.54		1,464	70
12-31-08	9.88	0.64	•	(2.80)	(2.16)	0.65	0.00	*	0.06	0.71	7.01	(22.84)	1.24	1.09		1.09		7.24		211	416
12-31-07	10.32	0.66		(0.41)	0.25	0.64	0.05		—	0.69	9.88	2.46	1.25	1.10		1.10		6.49		315	153
05-22-06(4) - 12-31-06	10.14	0.39		0.19	0.58	0.31	0.09		—	0.40	10.32	5.83	1.25	1.10		1.10		6.47		3	72
Class I
12-31-09	7.02	0.75	•	2.59	3.34	0.71	—		—	0.71	9.65	49.77	0.50	0.50		0.50		9.84		57,950	70
12-31-08	9.88	0.66		(2.76)	(2.10)	0.70	0.00	*	0.06	0.76	7.02	(22.37)	0.49	0.49		0.49		8.50		405,134	416
12-31-07	10.31	0.71		(0.39)	0.32	0.70	0.05		—	0.75	9.88	3.12	0.50	0.50		0.50		6.93		45,773	153
12-31-06	10.20	0.72	•	0.18	0.90	0.70	0.09		—	0.79	10.31	9.22	0.50	0.50		0.50		7.11		162,093	72
04-29-05(4) - 12-31-05	10.07	0.48	•	0.16	0.64	0.49	0.02		—	0.51	10.20	6.48	0.50	0.50		0.50		7.10		841	102
Class S
12-31-09	7.02	0.76		2.56	3.32	0.69	—		—	0.69	9.65	49.37	0.75	0.75		0.75		9.18		470,270	70
12-31-08	9.89	0.67	•	(2.80)	(2.13)	0.68	0.00	*	0.06	0.74	7.02	(22.53)	0.74	0.74		0.74		7.58		358,998	416
12-31-07	10.32	0.69	•	(0.40)	0.29	0.67	0.05		—	0.72	9.89	2.86	0.75	0.75		0.75		6.76		614,158	153
12-31-06	10.21	0.70		0.17	0.87	0.67	0.09		—	0.76	10.32	8.95	0.75	0.75		0.75		6.85		689,288	72
12-31-05	10.50	0.67	•	(0.24)	0.43	0.70	0.02		—	0.72	10.21	4.33	0.75	0.75		0.75		6.53		721,985	102
Class S2
12-31-09	7.02	0.74		2.59	3.33	0.69	—		—	0.69	9.66	49.57	1.00	0.90		0.90		9.01		1	70
12-31-08	9.90	0.66	•	(2.80)	(2.14)	0.68	0.00	*	0.06	0.74	7.02	(22.60)	0.99	0.89		0.89		7.48		1	416
12-31-07	10.32	0.67		(0.38)	0.29	0.66	0.05		—	0.71	9.90	2.84	1.00	0.90		0.90		6.57		1	153
12-29-06(4) - 12-31-06	10.32	(0.00	)*	—	(0.00)*	—	—		—	—	10.32	—	1.00	0.90		0.90		(0.90)		1	72

ING Pioneer Equity Income Portfolio
Class ADV
12-31-09	6.18	0.14		0.60	0.74	—	—		—	—	6.92	11.97	1.58	1.29	†	1.28	†	2.37	†	1	34
12-31-08	9.18	0.20		(3.00)	(2.80)	0.19	—		0.01	0.20	6.18	(30.38)	1.56	1.29	†	1.29	†	2.44	†	1	23
05-11-07(4) - 12-31-07	10.00	0.15		(0.89)	(0.74)	0.08	—		—	0.08	9.18	(7.39)	1.53	1.29		1.28		2.35		1	20
Class I
12-31-09	6.16	0.19		0.59	0.78	—	—		—	—	6.94	12.66	0.83	0.69	†	0.68	†	2.98	†	129,369	34
12-31-08	9.18	0.24		(3.02)	(2.78)	0.23	—		0.01	0.24	6.16	(30.12)	0.81	0.69	†	0.69	†	3.06	†	116,455	23
05-11-07(4) - 12-31-07	10.00	0.19	•	(0.88)	(0.69)	0.13	—		—	0.13	9.18	(6.94)	0.78	0.69		0.68		3.16		165,905	20
Class S
12-31-09	6.14	0.15	•	0.61	0.76	—	—		—	—	6.90	12.38	1.08	0.94	†	0.93	†	2.45	†	3	34
12-31-08	9.18	0.22		(3.02)	(2.80)	0.23	—		0.01	0.24	6.14	(30.34)	1.06	0.94	†	0.94	†	2.70	†	1	23
05-11-07(4) - 12-31-07	10.00	0.17	•	(0.89)	(0.72)	0.10	—		—	0.10	9.18	(7.17)	1.03	0.94		0.93		2.73		1	20

See Accompanying Notes to Financial Statements

66

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Pioneer Fund Portfolio
Class ADV
12-31-09	7.93	0.11	•	1.77	1.88	0.07	—		—	0.07	9.74	23.74	1.48	1.31	†	1.30	†	1.32	†	1	19
12-31-08	13.02	0.13		(4.56)	(4.43)	0.20	0.45		0.01	0.66	7.93	(34.98)	1.48	1.29	†	1.28	†	1.12	†	1	13
12-31-07	12.89	0.08	•	0.52	0.60	0.16	0.31		—	0.47	13.02	4.51	1.49	1.29		1.29		0.61		1	24
12-29-06(4) - 12-31-06	12.89	(0.00	)*	—	(0.00)*	—	—		—	—	12.89	—	1.51	1.31		1.31		(1.31)		1	19
Class I
12-31-09	7.92	0.15		1.79	1.94	0.13	—		—	0.13	9.73	24.45	0.73	0.71	†	0.70	†	1.79	†	28,964	19
12-31-08	13.16	0.22		(4.62)	(4.40)	0.38	0.45		0.01	0.84	7.92	(34.53)	0.73	0.69	†	0.68	†	1.75	†	23,411	13
12-31-07	12.92	0.16		0.55	0.71	0.16	0.31		—	0.47	13.16	5.36	0.74	0.69		0.69		1.24		41,028	24
12-31-06	11.04	0.16		1.72	1.88	—	—		—	—	12.92	17.03	0.76	0.71		0.71		1.33		31,524	19
04-29-05(4) - 12-31-05	10.06	0.11	•	0.92	1.03	0.05	0.00	*	—	0.05	11.04	10.25 (a)	0.75	0.71		0.71		1.49		28,289	39
Class S
12-31-09	7.93	0.13	•	1.79	1.92	0.11	—		—	0.11	9.74	24.15	0.98	0.96	†	0.95	†	1.54	†	55,060	19
12-31-08	13.12	0.20		(4.62)	(4.42)	0.31	0.45		0.01	0.77	7.93	(34.72)	0.98	0.94	†	0.93	†	1.50	†	49,041	13
12-31-07	12.89	0.14		0.53	0.67	0.13	0.31		—	0.44	13.12	5.07	0.99	0.94		0.94		0.98		94,535	24
12-31-06	11.04	0.12		1.73	1.85	—	—		—	—	12.89	16.76	1.01	0.96		0.96		1.08		98,788	19
05-03-05(4) - 12-31-05	10.17	0.09	•	0.82	0.91	0.04	0.00	*	—	0.04	11.04	8.99 (a)	1.00	0.96		0.96		1.27		82,505	39
Class S2
12-31-09	7.93	0.11	•	1.81	1.92	0.11	—		—	0.11	9.74	24.23	1.23	1.11	†	1.10	†	1.36	†	1	19
12-31-08	13.04	0.17		(4.60)	(4.43)	0.22	0.45		0.01	0.68	7.93	(34.96)	1.23	1.09	†	1.08	†	1.44	†	1	13
12-31-07	12.89	0.12	•	0.50	0.62	0.16	0.31		—	0.47	13.04	4.66	1.24	1.09		1.09		0.90		1	24
12-29-06(4) - 12-31-06	12.89	(0.00	)*	—	(0.00)*	—	—		—	—	12.89	—	1.26	1.11		1.11		(1.11)		1	19

ING Stock Index Portfolio
Class ADV
05-28-09(4) - 12-31-09	7.75	0.12	•	1.74	1.86	0.05	—		—	0.05	9.56	23.99	1.01	0.79	†	0.79	†	2.20	†	155	12
Class I
12-31-09	7.70	0.18	•	1.84	2.02	0.06	—		—	0.06	9.66	26.22	0.26	0.26	†	0.26	†	1.99	†	3,475,342	12
12-31-08	12.94	0.23	•	(4.97)	(4.74)	0.39	0.11		—	0.50	7.70	(37.12)	0.26	0.26	†	0.26	†	2.14	†	333,552	3
12-31-07	12.85	0.23		0.46	0.69	0.22	0.38		—	0.60	12.94	5.28	0.26	0.26	†	0.26	†	1.90	†	481,091	4
12-31-06	11.40	0.21	•	1.52	1.73	0.19	0.09		—	0.28	12.85	15.52	0.27	0.27	†	0.27	†	1.74	†	405,602	9
12-31-05	10.90	0.19		0.31	0.50	—	—		—	—	11.40	4.59	0.28	0.28		0.28		1.68		388,184	6
Class S
12-31-09	7.67	0.15	•	1.84	1.99	0.04	—		—	0.04	9.62	25.97	0.51	0.51	†	0.51	†	1.82	†	26,732	12
12-31-08	12.91	0.21	•	(4.96)	(4.75)	0.38	0.11		—	0.49	7.67	(37.35)	0.51	0.51	†	0.51	†	2.03	†	14,414	3
04-30-07(4) - 12-31-07	13.49	0.18	•	(0.16)	0.02	0.22	0.38		—	0.60	12.91	0.06	0.51	0.51	†	0.51	†	2.03	†	5,358	4

See Accompanying Notes to Financial Statements

67

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Stock Index Portfolio (continued)
Class S2
12-31-09	7.65	0.14	•	1.83	1.97	0.03	—	—	0.03	9.59	25.79	0.76	0.66	†	0.66	†	1.69	†	25,311	12
12-31-08	12.89	0.19	•	(4.95)	(4.76)	0.37	0.11	—	0.48	7.65	(37.42)	0.76	0.66	†	0.66	†	1.96	†	12,788	3
08-01-07(4) - 12-31-07	12.79	0.14	•	(0.04)	0.10	—	—	—	—	12.89	0.78	0.76	0.66	†	0.66	†	2.62	†	2,005	4

ING Templeton Global Growth Portfolio
Class ADV
12-31-09	8.11	0.11	•	2.44	2.55	0.14	—	—	0.14	10.52	31.87	1.66	1.51		1.51		1.22		1	10
12-31-08	14.20	0.18	•	(5.72)	(5.54)	0.05	0.50	—	0.55	8.11	(40.06)	1.64	1.49		1.49		1.60		1	12
12-31-07	14.39	0.13	•	0.19	0.32	0.18	0.33	—	0.51	14.20	2.01	1.66	1.50		1.50		0.89		1	23
12-29-06(4) - 12-31-06	14.39	(0.00	)*	—	(0.00)*	—	—	—	—	14.39	—	1.68	1.53		1.53		(1.53)		1	20
Class I
12-31-09	8.21	0.17	•	2.47	2.64	0.24	—	—	0.24	10.61	32.73	0.91	0.91		0.91		1.93		289,255	10
12-31-08	14.38	0.24	•	(5.75)	(5.51)	0.16	0.50	—	0.66	8.21	(39.57)	0.89	0.89		0.89		2.19		229,007	12
12-31-07	14.47	0.12	•	0.30	0.42	0.18	0.33	—	0.51	14.38	2.69	0.90	0.90		0.90		0.82		177,447	23
04-28-06(4) - 12-31-06	14.83	0.15	•	1.37	1.52	0.17	1.71	—	1.88	14.47	12.03	0.93	0.93		0.93		1.58		1	20
Class S
12-31-09	8.23	0.15	•	2.46	2.61	0.20	—	—	0.20	10.64	32.30	1.16	1.16		1.16		1.64		311,920	10
12-31-08	14.39	0.26		(5.80)	(5.54)	0.12	0.50	—	0.62	8.23	(39.68)	1.14	1.14		1.14		2.07		244,440	12
12-31-07	14.49	0.18	•	0.20	0.38	0.15	0.33	—	0.48	14.39	2.41	1.15	1.15		1.15		1.22		466,444	23
12-31-06	13.61	0.17		2.56	2.73	0.14	1.71	—	1.85	14.49	21.92	1.18	1.18		1.17		1.28		478,331	20
12-31-05	12.48	0.09		1.13	1.22	0.09	—	—	0.09	13.61	9.88	1.22	1.22		1.22		0.67		380,403	109
Class S2
12-31-09	8.18	0.13	•	2.45	2.58	0.18	—	—	0.18	10.58	32.08	1.41	1.31		1.31		1.50		4,692	10
12-31-08	14.29	0.27		(5.79)	(5.52)	0.09	0.50	—	0.59	8.18	(39.77)	1.39	1.29		1.29		1.93		3,738	12
12-31-07	14.39	0.17		0.19	0.36	0.13	0.33	—	0.46	14.29	2.31	1.40	1.30		1.30		1.08		8,171	23
12-31-06	13.54	0.14		2.55	2.69	0.13	1.71	—	1.84	14.39	21.71	1.43	1.33		1.32		1.11		8,480	20
12-31-05	12.43	0.06		1.14	1.20	0.09	—	—	0.09	13.54	9.78	1.47	1.37		1.37		0.49		6,469	109

ING Wells Fargo Small Cap Disciplined Portfolio
Class ADV
12-31-09	6.23	(0.01	)•	1.84	1.83	0.02	—	—	0.02	8.04	29.46	1.72	1.51	†	1.51	†	(0.14	)†	283	89
12-31-08	10.91	0.03	•	(3.36)	(3.33)	0.05	1.30	—	1.35	6.23	(32.96)	1.68	1.47	†	1.47	†	0.34	†	122	69
12-31-07	11.37	0.05		(0.51)	(0.46)	—	—	—	—	10.91	(4.05)	1.67	1.47		1.47		0.36		354	111
12-31-06	9.73	0.01	•	1.88	1.89	0.03	0.22	—	0.25	11.37	19.44	1.69	1.47		1.47		0.09		412	62
11-30-05(4) - 12-31-05	10.00	(0.01)		(0.26)	(0.27)	—	—	—	—	9.73	(2.70)	2.03	1.47		1.47		(1.69)		1	1

See Accompanying Notes to Financial Statements

68

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Wells Fargo Small Cap Disciplined Portfolio (continued)
Class I
12-31-09	6.27	0.04	•	1.84	1.88	0.07	—	—	0.07	8.08	30.27	0.97	0.91	†	0.91	†	0.57	†	6,770	89
12-31-08	11.01	0.11		(3.42)	(3.31)	0.13	1.30	—	1.43	6.27	(32.58)	0.93	0.87	†	0.87	†	1.06	†	84,464	69
12-31-07	11.40	0.10		(0.49)	(0.39)	—	—	—	—	11.01	(3.42)	0.92	0.87		0.87		0.97		146,223	111
12-31-06	9.73	0.08	•	1.86	1.94	0.05	0.22	—	0.27	11.40	19.93	0.94	0.87		0.87		0.73		111,724	62
11-30-05(4) - 12-31-05	10.00	(0.01)		(0.26)	(0.27)	—	—	—	—	9.73	(2.70)	1.28	0.87		0.87		(1.27)		1	1
Class S
12-31-09	6.26	0.01		1.85	1.86	0.05	—	—	0.05	8.07	29.91	1.22	1.16	†	1.16	†	0.20	†	34,161	89
12-31-08	10.97	0.08		(3.41)	(3.33)	0.08	1.30	—	1.38	6.26	(32.76)	1.18	1.12	†	1.12	†	0.78	†	20,843	69
12-31-07	11.39	0.08	•	(0.50)	(0.42)	—	—	—	—	10.97	(3.69)	1.17	1.12		1.12		0.66		40,176	111
12-31-06	9.73	0.03	•	1.88	1.91	0.03	0.22	—	0.25	11.39	19.62	1.19	1.12		1.12		0.32		61,248	62
11-30-05(4) - 12-31-05	10.00	(0.01)		(0.26)	(0.27)	—	—	—	—	9.73	(2.70)	1.53	1.12		1.12		(1.10)		4,939	1
Class S2
12-31-09	6.24	0.01		1.84	1.85	0.04	—	—	0.04	8.05	29.71	1.47	1.31	†	1.31	†	0.07	†	425	89
12-31-08	10.94	0.06		(3.39)	(3.33)	0.07	1.30	—	1.37	6.24	(32.86)	1.43	1.27	†	1.27	†	0.63	†	369	69
12-31-07	11.38	0.07		(0.51)	(0.44)	—	—	—	—	10.94	(3.87)	1.42	1.27		1.27		0.54		642	111
12-31-06	9.73	0.04	•	1.86	1.90	0.03	0.22	—	0.25	11.38	19.52	1.44	1.27		1.27		0.33		1,313	62
11-30-05(4) - 12-31-05	10.00	(0.01)		(0.26)	(0.27)	—	—	—	—	9.73	(2.70)	1.78	1.27		1.27		(1.27)		1	1

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements, if any, or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
(5)	Class S2 was fully redeemed on October 3, 2005 and recommenced operations on May 26, 2006.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or more than $(0.005) or more than (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio (Note 4).
††	Excluding a payment by affiliate in 2009, ING Focus 5 Portfolio total return would have been 20.80%, 21.50% and 21.31% for Class ADV, Class I and Class S, respectively.
(a)

In 2005, the Investment Adviser fully reimbursed the Portfolio for a loss incurred from a transaction not meeting the Portfolio’s investment guidelines. The impact on the total return was 0.02% on Class I and Class S, and excluding this item, total return would have been 10.23% and 8.97% for Class I and Class S, respectively.

See Accompanying Notes to Financial Statements

69

FINANCIAL HIGHLIGHTS (CONTINUED)

(b)

Effective January 1, 2005, the Portfolio adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended December 31, 2005 was to decrease net investment income per share by $0.42, $0.40 and $0.39 for Class I, Class S and Class S2, respectively; increase net realized and unrealized gain on investments by $0.42, $0.40 and $0.39 for Class I, Class S and Class S2; and decrease the ratio of net investment income to average net assets from 3.21% to 1.86%, 2.93% to 1.58% and 2.78% to 1.43% on Class I, Class S and Class S2, respectively.

See Accompanying Notes to Financial Statements

70

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust consists of forty-nine active separate investment series. There are sixteen series included in this report (each a “Portfolio” and collectively, the “Portfolios”) and they are: ING BlackRock Large Cap Growth Portfolio (“BlackRock Large Cap Growth”), ING BlackRock Large Cap Value Portfolio (“BlackRock Large Cap Value”), ING Clarion Real Estate Portfolio (“Clarion Real Estate”), ING Evergreen Omega Portfolio (“Evergreen Omega”), ING Focus 5 Portfolio (“Focus 5”), ING Franklin Income Portfolio (“Franklin Income”), ING Franklin Mutual Shares Portfolio (“Franklin Mutual Shares”), ING JPMorgan Small Cap Core Equity Portfolio (“JPMorgan Small Cap Core Equity”), ING Limited Maturity Bond Portfolio (“Limited Maturity Bond”), ING Lord Abbett Affiliated Portfolio (“Lord Abbett Affiliated”), ING PIMCO High Yield Portfolio (“PIMCO High Yield”), ING Pioneer Equity Income Portfolio (“Pioneer Equity Income”), ING Pioneer Fund Portfolio (“Pioneer Fund”), ING Stock Index Portfolio (“Stock Index”), ING Templeton Global Growth Portfolio (“Templeton Global Growth”), and ING Wells Fargo Small Cap Disciplined Portfolio (“Wells Fargo Small Cap Disciplined”).

All of the Portfolios are diversified except for Clarion Real Estate, which is a non-diversified Portfolio. All of the Portfolios except, Focus 5 and Franklin Mutual Shares are authorized to offer four classes of shares (Adviser (“ADV”), Institutional (“I”), Service (“S”), and Service 2 (“S2”)); Focus 5 and Franklin Mutual Shares do not offer S2 Class shares; however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fee. All shareholders bear the common expenses of the Portfolios and earn income and gains and losses from a Portfolio pro rata based on the average net assets of each class, without distinction between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its average net assets. Expenses directly attributable to a particular

Portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, transfer agency out-of-pocket expenses, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. The information presented in these financial statements pertains to the Portfolios listed in this note.

The Trust is intended to serve as an investment option for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolios serving as investment options for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), Security Life of Denver Insurance Company, ReliaStar Life Insurance Company, United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect wholly-owned subsidiary of ING USA. ING USA, Security Life of Denver Insurance Company and ReliaStar Life Insurance Company are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”) ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.”

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment

71

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch State and its EUR 7.5 billion rights issue.

The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, not an affiliate of ING and other non-affiliated life insurance companies.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost which approximates market value.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the Act, as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that a Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has

72

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by a Portfolio’s custodian bank or other broker-dealers or banks approved by the Trust, on each date that the NYSE is open for business.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolios of Investments.

For the year ended December 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued additional guidance related to fair value measurement entitled Determining Fair Value When the

Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Portfolios and the results of their operations due to the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On March 19, 2008, the FASB issued new disclosure requirements related to derivatives entitled, “Disclosure about Derivative Instruments and Hedging Activities.” Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. Enhanced disclosures regarding credit-risk-related contingent features of derivative instruments is also required. All changes to disclosures have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

73

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Risk Exposures and the use of Derivative Instruments. The Portfolios’ investment objectives permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or

74

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within the Portfolios’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements. These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by a Portfolio and the counterparty. The ISDA Master Agreements maintains provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement. At December 31, 2009, PIMCO High Yield had a net liability position of $4,932,909 on derivative contracts subject to the ISDA Master Agreements.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on swaps, OTC derivatives and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. As of December 31, 2009, PIMCO High Yield received $330,300 principal value in U.S. Treasury Bills and $2,410,000 in cash as collateral for derivative contracts. The Portfolio has pledged $1,424,000 principal value in U.S. Treasury Bills as collateral. Cash collateral received may be invested in accordance with the Portfolio’s investment strategy. Collateral received as securities cannot be repledged.

E.

Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to

75

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

For the year ended December 31, 2009, certain Portfolios have entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios uses forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio.

During the year ended December 31, 2009, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Franklin Mutual Shares	$9,369,019	$104,791,151
PIMCO High Yield	$16,346,826	$34,792,221

F.	Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following the each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

As of December 31, 2009, JPMorgan Small Cap Core Equity has posted $325,000 principal value in U.S. Treasury Bills to the broker for open futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2009, certain Portfolios have purchased futures contracts on various equity indexes to increase exposure to equity risk. In addition, certain Portfolios have purchased and sold futures contracts on various bonds and notes to increase exposure to interest rate risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolios securities.

During the year ended December 31, 2009, the Portfolios had average market values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Focus 5	$1,708,114	$—
JPMorgan Small Cap Core Equity	3,210,660	—
Limited Maturity Bond	69,817,046	18,676,995
Stock Index	13,740,265	—

G.

Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly by PIMCO High Yield. Limited Maturity Bond may declare a dividend monthly or quarterly. For all other Portfolios, net investment income and net capital gain distributions, if any, will be declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and

76

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

H.	Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

I.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J.	Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

K.

Securities Lending. Certain Portfolios have the option to loan up to 33 1/3% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

L.

Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security

77

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

Certain Portfolios have purchased put options on various securities to increase exposure to equity risk.

Certain Portfolios have written call options on various securities to decrease exposure to equity risk. In addition, certain Portfolios have written put options on Swaps (“Swaptions”) to decrease exposure to interest rate risk.

Please refer to Note 10 for the volume of both purchased and written option activity during the year ended December 31, 2009.

M.	Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of

Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

78

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2009, for which a Portfolio is seller of protection are disclosed following each Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2009, certain Portfolios have purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the year ended December 31, 2009, certain Portfolios have sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market.

For the year ended December 31, 2009, Limited Maturity Bond and PIMCO High Yield had average notional amounts of $2,515,600 and $16,522,400 on credit default swaps to buy protection and average notional amounts of $5,066,200 and $59,391,551 on credit default swaps to sell protection, respectively.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest

79

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2009, PIMCO High Yield has entered into interest rate swaps in which it receives a fixed interest rate and pays a floating interest rate in order to decrease exposure to interest rate risk. Since the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio enters into these swap agreements to help hedge against this risk and to maintain its ability to generate income at prevailing market rates.

For the year ended December 31, 2009, PIMCO High Yield had an average notional amount of $193,513,891 on interest rate swaps.

Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, a Portfolio will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

PIMCO High Yield has entered into total return swap contracts which are exposed to the market risk factor of the specific underlying financial instrument, or instruments. During the year ended December 31, 2009, PIMCO High Yield has entered into total return swaps with an average notional amount of $151,509 on various securities to increase exposure to equity risk. There were no open total return swaps at December 31, 2009.

N.	Illiquid and Restricted Securities. The Portfolios may not invest more than 15% of their net assets (10% for Limited Maturity Bond and Lord Abbett Affiliated) in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

O.	Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

P.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management believes the risk of loss from such claims is considered remote.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
BlackRock Large Cap Growth	$625,836,370	$628,214,511
BlackRock Large Cap Value	477,427,670	428,716,328
Clarion Real Estate	475,820,121	839,759,222
Evergreen Omega	190,141,439	44,611,466
Focus 5	174,387,794	170,914,876
Franklin Income	377,393,400	268,966,445
Franklin Mutual Shares	214,151,792	210,303,792
JPMorgan Small Cap Core Equity	122,667,875	183,627,883
Limited Maturity Bond	132,303,888	241,271,569
Lord Abbett Affiliated	90,294,224	103,813,051
PIMCO High Yield	238,789,594	544,698,269
Pioneer Equity Income	39,876,790	39,110,245
Pioneer Fund	13,983,140	17,283,635
Stock Index	2,947,604,359	136,570,898
Templeton Global Growth	92,459,963	50,647,789
Wells Fargo Small Cap Disciplined	68,767,166	142,332,680

U.S. government securities not included above were as follows:

	Purchases	Sales
Franklin Income	$—	$9,081,361
JPMorgan Small Cap Core Equity	328,162	675,000
Limited Maturity Bond	1,533,288,582	1,525,524,717
PIMCO High Yield	163,154,300	170,078,738

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Focus 5, Franklin Income, Pioneer Equity Income, and Wells Fargo Small Cap Disciplined have entered into an investment management agreement (“Investment Management Agreement”) with Directed Services LLC (“DSL”).

Each Investment Management Agreement compensates the Investment Adviser (collectively, the “Investment Advisers”) with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Focus 5	0.32% on all assets

Franklin Income	0.65% of the first $500 million; and 0.60% of the amount in excess of $500 million

Pioneer Equity Income	0.65% of the first $500 million; and 0.60% of the amount in excess of $500 million

Wells Fargo Small Cap	0.77% of the first $500 million;
Disciplined	0.70% of the next $500 million;
0.65% of the next $500 million;
0.60% of the next $5 billion; and 0.53% of the amount in excess of $6.5 billion

With the exception of the Portfolios in the table above, DSL, an indirect, wholly-owned subsidiary of ING Groep, provides the Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, DSL has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, DSL also is responsible for providing or procuring at DSL’s expense, the services reasonably necessary for the ordinary operation of the Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend reimbursing and auditing. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee
BlackRock Large Cap Growth	0.80% of the first $500 million;
0.75% of the next $250 million;
0.70% of the next $500 million; 0.65% of the next $750 million; and 0.60% of the amount in excess of $2 billion

BlackRock Large Cap Value	0.80% of the first $500 million;
0.75% of the first $250 million;
0.70% of the first $500 million;
0.65% of the first $750 million; and 0.60% of the amount in excess of $2 billion

Clarion Real Estate(1)	0.75% of the first $750 million;
0.70% of the next $1.25 billion;
0.65% of the next $1.5 billion; and 0.60% of the amount in excess of $3.5 billion

Evergreen Omega	0.600% of the first $750 million;
0.550% of the next $750 million;
0.500% of the next $5 billion;
0.475% of the next $5 billion;
0.455% of the next $5 billion;
0.440% of the next $5 billion; and 0.430% of the amount in excess of $21.5 billion

Franklin Mutual Shares	0.78% of the first $5 billion;
0.75% of the next $5 billion;
0.73% of the next $5 billion;
0.71% of the next $5 billion; and 0.69% of the amount in excess of $20 billion

81

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolio	Fee
JPMorgan Small Cap Core Equity	0.900% of the first $200 million
0.850% of the next $300 million
0.800% of the next $250 million
0.750% of the amount in excess of $750 million

Limited Maturity Bond(2)	0.350% of the first $200 million;
0.300% of the next $300 million; and 0.250% of the amount in excess of $500 million

Lord Abbett Affiliated	0.75% of the first $500 million;
0.70% of the next $250 million;
0.65% of the next $500 million; and 0.60% of the amount in excess of $1.25 billion

PIMCO High Yield	0.490% of assets

Pioneer Fund	0.725% of the first $500 million
0.675% of the next $500 million
0.625% of the amount in excess of $1 billion

Stock Index	0.26% of assets

Templeton Global Growth	0.96% of the first $250 million;
0.86% of the next $250 million; and 0.76% of the amount in excess of $500 million

(1)

The assets of Clarion Real Estate are aggregated with those of ING Global Resources Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity and Income Portfolio and ING Van Kampen Growth and Income Portfolio, which are not included in this report, to determine the Unified Fee.

(2)	The assets of Limited Maturity Bond are aggregated with those of ING Liquid Assets Portfolio, which is not included in this report, to determine the Unified Fee.

DSL has contractually agreed to waive a portion of the advisory fee for BlackRock Large Cap Value and Clarion Real Estate(1). Previously, DSL had agreed to waive a portion of the advisory fee for JPMorgan Small Cap Core Equity. This waiver expired on May 1, 2009. The waiver is calculated as follows:

Waiver = 50% x (former sub-advisory fee minus new sub-advisory fee)

For the year ended December 31, 2009, DSL waived $130,946, $146,565 and $20,612 for BlackRock Large Cap Value, Clarion Real Estate(1) and JPMorgan Small Cap Core Equity, respectively.

(1)	Effective May 1, 2009, DSL has contractually agreed to waive a portion of the advisory fee for the Portfolio.

The waivers will continue through at least May 1, 2010 for BlackRock Large Cap Value and Clarion Real Estate. There is no guarantee that these waivers will continue after said dates. The agreements will only renew if DSL elects to renew them.

ING Portfolios are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. These fees are not subject to recoupment. For the year ended December 31, 2009, the Portfolios waived the following of such management fees:

Portfolio	Amount
BlackRock Large Cap Growth	$630
BlackRock Large Cap Value	1,171
Clarion Real Estate	7,610
Evergreen Omega	5,869
JPMorgan Small Cap Core Equity	4,910
Limited Maturity Bond	16,688
Lord Abbett Affiliated	809
Pioneer Equity Income	744
Pioneer Fund	409
Stock Index	15,841
Wells Fargo Small Cap Disciplined	3,332

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Focus 5, Franklin Income, Pioneer Equity Income, and Wells Fargo Small Cap Disciplined operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from these Portfolios a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

The Trust and the Investment Adviser have entered into portfolio management agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. The sub-advisers of each of the Portfolios are as follows (*denotes a Related Party adviser):

Portfolio	Sub-Adviser
BlackRock Large Cap Growth	BlackRock Investment Management, LLC
BlackRock Large Cap Value	BlackRock Investment Management, LLC
Clarion Real Estate(1)	ING Clarion Real Estate Securities L.P.*

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolio	Sub-Adviser
Evergreen Omega	Evergreen Investment Management Company, LLC
Focus 5	ING Investment Management Co.*
Franklin Income	Franklin Advisers, Inc.
Franklin Mutual Shares	Franklin Mutual Advisers LLC
JPMorgan Small Cap Core Equity	J.P. Morgan Investment Management Inc.
Limited Maturity Bond	ING Investment Management Co.*
Lord Abbett Affiliated	Lord, Abbett & Co. LLC
PIMCO High Yield	Pacific Investment Management Company LLC
Pioneer Equity Income	Pioneer Investment Management, Inc.
Pioneer Fund	Pioneer Investment Management, Inc.
Stock Index	ING Investment Management Co.*
Templeton Global Growth	Templeton Global Advisors Limited
Wells Fargo Small Cap Disciplined	Wells Capital Management, Inc.

(1)	Prior to April 30, 2009, the Portfolio was managed by a different sub-adviser.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, a sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the portfolio manager or sub-adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Service Plan (the “Plan”) for the Class S and Class S2 shares of each Portfolio. The Plan compensates ING Funds Distributor, LLC (the “Distributor” or “IFD”) for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2, respectively. Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the “Class S2 Plan”) with IFD on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee, for distribution services including payments to IFD at an annual rate of 0.25% of the average daily net assets. IFD has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2010.

Each Class ADV share of the respective Portfolios has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay IFD a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. IFD has contractually agreed to waive 0.15% of the Portfolios’ average daily net assets attributable to Class ADV shares so that the actual fee paid by a Portfolio is a rate of 0.35%. The expense waiver will continue through at least May 1, 2010. Pursuant to a side agreement dated May 1, 2009, the Distributor agreed to waive 0.22% of the distribution fee for Stock Index Class ADV shares through May 1, 2010.

Pursuant to an agreement effective September 23, 2005, as amended and restated January 30, 2009, the Distributor will limit Class S expenses, so that the operating expense limit for BlackRock Large Cap Growth does not exceed 1.04%. The Distributor may, at a later date, recoup from BlackRock Large Cap Growth shareholder service fees.

NOTE 6 — EXPENSE LIMITATION AGREEMENTS

Each Investment Adviser has entered into written expense limitation agreements with certain of the Portfolios, whereby each Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class ADV	Class I	Class S	Class S2
Focus 5	0.99%	0.39%	0.64%	N/A
Franklin Income	1.44%	0.74%	0.99%	1.24%
Pioneer Equity Income	1.29%	0.69%	0.94%	N/A
Wells Fargo Small Cap Disciplined(1)	1.53%	0.93%	1.18%	1.33%

(1)	Prior to May 1, 2009, the expense limits were 1.47%, 0.87%, 1.12% and 1.27% for Classes ADV, I, S and S2 shares, respectively.

83

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 6 — EXPENSE LIMITATION AGREEMENTS (continued)

Each Investment Adviser may, at a later date, recoup from a Portfolio management fees waived and other expenses assumed by each Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to each Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

Pursuant to a previous side agreement effective April 30, 2007, DSL had effected the following expense limits for BlackRock Large Cap Growth through May 1, 2009: 1.26%, 0.66%, 0.91% and 1.06% for Class ADV, Class I, Class S and Class S2 shares, respectively. This waiver expired May 1, 2009. For the year ended December 31, 2009, the Portfolio waived $119,346 of such fees. These fees are not subject to recoupment. Please see Note 5 for more information on the Class S expenses of BlackRock Large Cap Growth.

Pursuant to a previous side agreement effective May 1, 2008, DSL had effected the following expense limits for Pioneer Fund through May 1, 2009: 1.285%, 0.685%, 0.935%, 1.085% for Class ADV, Class I, Class S and Class S2 shares, respectively. This waiver contractually expired May 1, 2009 but was voluntarily continued through July 18, 2009. The waiver was discontinued after July 18, 2009. For the year ended December 31, 2009, the Portfolio waived $18,231 of such fees. These fees are not subject to recoupment.

The expense limitation agreements are contractual and shall renew automatically unless ING Investments or DSL provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

As of December 31, 2009, the amounts of waived and reimbursed fees that are subject to possible recoupment by each Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2010	2011	2012	Total
Focus 5	$28,257	$383,921	$177,289	$589,467
Franklin Income	164,679	262,331	355,016	782,026
Pioneer Equity Income	69,517	177,161	162,095	408,773
Wells Fargo Small Cap Disciplined	82,645	73,260	48,598	204,503

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Trust has adopted a Retirement Policy (“Policy”) covering independent trustees of the Trust who were trustees on or before May 9, 2007, and who will have served as an independent trustee for at least five years as of the date of their retirement (as that term is defined in the Policy). Benefits under the Policy are based on an annual rate as defined in the Policy.

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL until distribution in accordance with the Plan.

At December 31, 2009, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

		%
ING Franklin Templeton Founding Strategic Portfolio	Franklin Income	37.15
	Franklin Mutual Shares	59.72
	Templeton Global Growth	47.73

ING Life Insurance & Annuity Company	Blackrock Large Cap Growth	47.68
	Clarion Real Estate	17.86
	JPMorgan Small Cap Equity Core	4.70
	Lord Abbett Affiliated	56.84
	PIMCO High Yield	9.76
	Pioneer Equity Income	98.86
	Pioneer Fund	31.72
	Stock Index	6.12
	Wells Fargo Small Cap Disciplined	6.09

ING Retirement Growth Portfolio	Stock Index	42.95

ING Retirement Moderate Growth Portfolio	Stock Index	27.65

ING Retirement Moderate Portfolio	Stock Index	13.20

ING Solution 2015 Portfolio	Blackrock Large Cap Value	12.49
	Evergreen Omega	5.86
	Limited Maturity Bond	12.85

ING Solution 2025 Portfolio	Blackrock Large Cap Value	27.56
	Evergreen Omega	11.49
	Limited Maturity Bond	12.04

ING Solution 2035 Portfolio	Blackrock Large Cap Value	24.68
	Evergreen Omega	11.88

ING Solution 2045 Portfolio	Blackrock Large Cap Value	16.60
	Evergreen Omega	7.41

ING Solution Portfolio	Limited Maturity Bond	11.92

ING USA Annuity and Life Insurance Company	Blackrock Large Cap Growth	41.01

84

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

		%
	Blackrock Large Cap Value	11.55
	Clarion Real Estate	71.74
	Evergreen Omega	24.25
	Focus 5	98.83
	Franklin Income	56.55
	Franklin Mutual Shares	38.55
	JPMorgan Small Cap Core Equity	65.90
	Limited Maturity Bond	38.58
	Lord Abbett Affiliated	40.83
	PIMCO High Yield	76.50
	Pioneer Fund	61.89
	Templeton Global Growth	50.59
	Wells Fargo Small Cap Disciplined	40.88

Reliastar Life Insurance Company	Blackrock Large Cap Growth	5.94
	Evergreen Omega	27.52
	JPMorgan Small Cap Core Equity	16.20
	Limited Maturity Bond	10.96
	Wells Fargo Small Cap Disciplined	15.66

Security Life Insurance Company	Evergreen Omega	7.94
	JPMorgan Small Cap Core Equity	8.86
	Limited Maturity Bond	9.52
	Wells Fargo Small Cap Disciplined	31.54
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

At December 31, 2009, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees/Unified Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
BlackRock Large Cap Growth	$215,414	$—	$33,638	$249,052
BlackRock Large Cap Value	149,378	—	6,734	156,112
Clarion Real Estate	235,209	—	90,663	325,872
Evergreen Omega	186,946	—	18,792	205,738
Focus 5	42,165	13,177	32,871	88,213
Franklin Income	415,596	65,727	100,426	581,749
Franklin Mutual Shares	318,171	—	41,086	359,257

Fund	Accrued Investment Management Fees/Unified Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
JPMorgan Small Cap Core Equity	$209,877	$—	$48,475	$258,352
Limited Maturity Bond	67,613	—	41,902	109,515
Lord Abbett Affiliated	92,929	—	13,273	106,202
PIMCO High Yield	218,590	—	99,781	318,371
Pioneer Equity Income	71,134	10,947	1	82,082
Pioneer Fund	51,576	—	11,703	63,279
Stock Index	783,029	—	14,167	797,196
Templeton Global Growth	451,508	—	67,333	518,841
Wells Fargo Small Cap Disciplined	26,503	3,460	7,379	37,342

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2009, the following Portfolios had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Pioneer Equity Income	Audit	$9,060
	Postage	23,272

NOTE 9 — LINE OF CREDIT

Effective June 2, 2009, the Portfolios, in addition to certain other portfolios managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the Portfolios. The Portfolios pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Portfolios utilized the line of credit during the year ended December 31, 2009 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
BlackRock Large Cap Growth	16	$2,295,000	1.40%
BlackRock Large Cap Value	2	710,000	1.38
Franklin Mutual Shares	6	1,223,333	1.37
Limited Maturity Bond	4	12,570,000	1.40
PIMCO High Yield	3	1,170,000	1.42
Pioneer Equity Income	1	510,000	1.42
Pioneer Fund	12	1,305,417	1.37
Stock Index	5	962,000	1.37
Templeton Global Growth	2	605,000	1.44
Wells Fargo Small Cap Disciplined	2	580,000	1.36

85

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased and written options for Franklin Mutual Shares for the year ended December 31, 2009 were as follows:

Transactions in Purchased Options

	Number of Contracts	Premium
Balance at 12/31/08	—	$—
Options Purchased	235	1,387,205
Options Terminated in Closing Sell Transactions	—	—
Options Exercised	—	—
Options Expired	(235)	(1,387,205)

Balance at 12/31/09	—	$—

Transactions in Written Options

	Number of Contracts	Premium
Balance at 12/31/08	202	$32,658
Options Written	933	117,350
Options Terminated in Closing Purchase Transactions	—	—
Options Exercised	(456)	(80,993)
Options Expired	(679)	(69,015)

Balance at 12/31/09	—	$—

Transactions in purchased and written options for PIMCO High Yield for the year ended December 31, 2009 were as follows:

Transactions in Purchased Options

	USD Notional	Premium
Balance at 12/31/08	$684,000,000	$6,492,774
Options Purchased	—	—
Options Terminated in Closing Sell Transactions	(420,600,000)	(3,995,124)
Options Expired	—	—
Options Exercised	(263,400,000)	(2,497,650)

Balance at 12/31/09	$—	$—

Transactions in Written Options

	USD Notional	EUR Notional	Premium
Balance at 12/31/08	$250,000,000	$—	$6,689,033
Options Written	447,600,000	4,200,000	3,582,647
Options Terminated in Closing Purchase Transactions	(147,700,000)	—	(4,632,167)
Options Expired	(286,100,000)	(4,200,000)	(1,643,294)
Options Exercised	(156,400,000)	—	(3,044,111)

Balance at 12/31/09	$107,400,000	$—	$952,108

	Number of Contracts	Premium
Balance at 12/31/08	—	$—
Options Written	4,350	208,787
Options Terminated in Closing Purchase Transactions	(4,350)	(208,787)
Options Expired	—	—
Options Exercised	—	—

Balance at 12/31/09	—	$—

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
BlackRock Large Cap Growth
Class ADV
12-31-09	68,130	—	(67,218)	912	476,319	—	(475,493)	826
12-31-08	30,672	59,291	(124,399)	(34,436)	280,217	530,064	(1,100,446)	(290,165)
Class I
12-31-09	1,177,481	121,239	(2,587,267)	(1,288,547)	8,518,542	885,048	(18,658,756)	(9,255,166)
12-31-08	905,710	2,549,995	(4,170,431)	(714,726)	8,920,171	23,306,951	(40,771,007)	(8,543,885)
Class S
12-31-09	4,671,807	53,769	(3,722,943)	1,002,633	32,749,524	390,902	(26,878,933)	6,261,493
12-31-08	3,733,413	1,775,736	(3,276,518)	2,232,631	33,937,874	16,176,961	(28,617,167)	21,497,668

86

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class S2
12-31-09	158,853	—	(178,454)	(19,601)	1,134,356	—	(1,253,566)	(119,210)
12-31-08	132,793	77,445	(404,924)	(194,686)	1,287,562	697,008	(3,679,056)	(1,694,486)
BlackRock Large Cap Value
Class ADV
12-31-09	—	—	(2)	(2)	—	—	(18)	(18)
12-31-08	—	—	—	—	—	—	—	—
Class I
12-31-09	12,427,424	200,963	(4,624,471)	8,003,916	93,675,433	1,659,953	(42,699,824)	52,635,562
12-31-08	5,838,265	683,181	(1,495,963)	5,025,483	68,077,940	7,521,822	(16,776,670)	58,823,092
Class S
12-31-09	195,233	13,903	(750,188)	(541,052)	1,687,180	114,838	(6,186,180)	(4,384,162)
12-31-08	176,060	215,149	(1,229,117)	(837,908)	1,906,405	2,364,490	(13,954,486)	(9,683,591)
Class S2
12-31-09	2,756	569	(34,443)	(31,118)	24,066	4,682	(287,769)	(259,021)
12-31-08	—	15,413	(64,742)	(49,329)	—	168,621	(747,853)	(579,232)
Clarion Real Estate
Class ADV
12-31-09	41,656	4,836	(33,867)	12,625	542,524	55,805	(436,909)	161,420
12-31-08	48,347	12,757	(23,784)	37,320	1,259,912	253,479	(460,624)	1,052,767
Class I
12-31-09	9,687,137	1,688,633	(35,093,832)	(23,718,062)	112,393,340	19,908,978	(491,050,712)	(358,748,394)
12-31-08	28,320,539	6,036,019	(19,945,964)	14,410,594	669,033,343	122,712,266	(352,344,249)	439,401,360
Class S
12-31-09	1,852,786	1,722,051	(4,349,047)	(774,210)	23,487,786	20,302,987	(59,008,055)	(15,217,282)
12-31-08	2,423,771	4,899,504	(6,924,501)	398,774	56,620,442	99,361,938	(161,616,757)	(5,634,377)
Class S2
12-31-09	53,813	81,120	(201,330)	(66,397)	545,765	953,160	(2,758,959)	(1,260,034)
12-31-08	48,753	232,541	(230,385)	50,909	873,124	4,697,333	(5,354,129)	216,328
Evergreen Omega
Class ADV
12-31-09	—	—	(1)	(1)	—	—	(8)	(8)
12-31-08	—	—	—	—	—	—	—	—
Class I
12-31-09	13,601,921	128,225	(4,063,589)	9,666,557	123,119,675	1,196,338	(38,526,338)	85,789,675
12-31-08	1,097,446	1,907,483	(2,793,371)	211,558	10,539,464	18,884,085	(28,199,482)	1,224,067
Class S
12-31-09	8,000,604	24,174	(865,878)	7,158,900	76,623,006	223,847	(8,037,099)	68,809,754
12-31-08	758,242	82,821	(395,312)	445,751	6,146,337	816,618	(3,553,045)	3,409,910
Class S2
12-31-09	565	7	(23,243)	(22,671)	5,154	64	(215,222)	(210,004)
12-31-08	472	13,470	(17,095)	(3,153)	5,394	132,144	(174,585)	(37,047)

87

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Focus 5
Class ADV
12-31-09	—	—	(1)	(1)	(3)	—	(6)	(9)
12-31-08	—	—	—	—	—	—	—	—
Class I
12-31-09	38,058	1	(6,827)	31,232	213,960	8	(43,348)	170,620
12-31-08	16,205	442	(687)	15,960	143,243	2,482	(5,217)	140,508
Class S
12-31-09	3,271,923	408	(3,984,151)	(711,820)	17,966,557	2,341	(23,288,823)	(5,319,925)
12-31-08	15,786,905	546,755	(4,095,904)	12,237,756	138,732,602	3,072,763	(33,729,155)	108,076,210
Franklin Income
Class ADV
12-31-09	—	—	(2)	(2)	—	—	(16)	(15)
12-31-08	—	—	—	—	—	—	—	—
Class I
12-31-09	3,499,446	2,274,352	(6,162,399)	(388,601)	28,561,745	18,194,815	(49,669,519)	(2,912,959)
12-31-08	18,089,679	1,097,088	(3,908,585)	15,278,182	181,192,432	10,784,378	(35,969,640)	156,007,170
Class S
12-31-09	10,589,510	3,174,107	(4,645,228)	9,118,389	86,492,752	25,329,375	(36,887,641)	74,934,486
12-31-08	14,529,842	1,477,133	(8,730,211)	7,276,764	147,473,411	14,475,902	(82,136,566)	79,812,747
Class S2
12-31-09	268,153	57,981	(256,715)	69,419	2,117,802	462,107	(2,105,614)	474,295
12-31-08	269,812	32,635	(339,822)	(37,375)	2,703,866	319,172	(3,062,012)	(38,974)
Franklin Mutual Shares
Class ADV
12-31-09	—	—	(1)	(1)	—	—	(5)	(5)
12-31-08	—	—	(1)	(1)	—	—	(6)	(6)
Class I
12-31-09	3,984,464	55,045	(4,027,881)	11,628	23,620,208	333,572	(24,697,197)	(743,417)
12-31-08	22,139,863	1,984,609	(2,320,109)	21,804,363	181,441,222	11,176,941	(18,386,099)	174,232,064
Class S
12-31-09	4,008,215	36,095	(3,672,215)	372,095	23,417,733	218,739	(21,725,341)	1,911,131
12-31-08	7,653,055	1,236,724	(4,683,005)	4,206,774	62,352,311	6,961,248	(39,218,766)	30,094,793
JPMorgan Small Cap Core Equity
Class ADV
12-31-09	139,897	5,979	(94,835)	51,041	1,197,059	51,417	(808,988)	439,488
12-31-08	48,573	18,439	(70,461)	(3,449)	559,512	197,301	(770,898)	(14,085)
Class I
12-31-09	575,466	380,471	(7,171,011)	(6,215,074)	4,802,970	3,332,924	(66,995,437)	(58,859,543)
12-31-08	5,872,059	1,392,956	(2,586,441)	4,678,574	71,253,009	15,183,218	(29,637,796)	56,798,431
Class S
12-31-09	2,377,212	455,962	(2,606,024)	227,150	21,703,100	3,971,430	(22,010,372)	3,664,158
12-31-08	1,161,755	1,789,287	(5,434,099)	(2,483,057)	13,944,066	19,377,980	(61,173,240)	(27,851,194)

88

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class S2
12-31-09	20,952	89,829	(393,678)	(282,897)	191,014	777,023	(3,394,896)	(2,426,859)
12-31-08	16,091	377,038	(662,715)	(269,586)	192,622	4,053,157	(7,318,922)	(3,073,143)
Limited Maturity Bond
Class ADV
12-31-09	—	—	(2)	(2)	—	—	(20)	(20)
12-31-08	—	—	—	—	—	—	—	—
Class I
12-31-09	14,552,751	1,480,797	(25,889,925)	(9,856,377)	153,311,065	15,000,474	(267,411,956)	(99,100,417)
12-31-08	12,282,742	1,380,554	(36,829,456)	(23,166,160)	132,671,108	14,551,037	(411,942,950)	(264,720,805)
Class S
12-31-09	2,017,846	1,089,983	(4,184,854)	(1,077,025)	20,957,457	11,085,125	(43,638,816)	(11,596,234)
12-31-08	1,341,300	1,567,483	(5,592,731)	(2,683,948)	14,474,608	16,583,972	(60,277,790)	(29,219,210)
Class S2
12-31-09	—	—	(2)	(2)	—	—	(20)	(20)
12-31-08	—	—	—	—	—	—	—	—
Lord Abbett Affiliated
Class ADV
12-31-09	—	—	(3)	(3)	—	—	(16)	(16)
12-31-08	—	—	—	—	—	—	—	—
Class I
12-31-09	436,081	103,579	(1,617,340)	(1,077,680)	2,810,088	786,480	(10,612,145)	(7,015,577)
12-31-08	290,611	2,461,787	(1,902,234)	850,164	2,765,220	19,675,934	(17,781,569)	4,659,585
Class S
12-31-09	113,432	54,325	(1,661,092)	(1,493,335)	743,331	412,179	(10,498,837)	(9,343,327)
12-31-08	53,183	1,881,792	(2,767,063)	(832,088)	567,059	15,176,601	(27,270,454)	(11,526,794)
Class S2
12-31-09	5,123	1,488	(37,645)	(31,034)	33,269	11,170	(244,598)	(200,159)
12-31-08	2,514	55,590	(40,740)	17,364	27,200	445,887	(392,074)	81,013
PIMCO High Yield
Class ADV
12-31-09	155,356	4,978	(38,572)	121,762	1,395,636	43,496	(340,982)	1,098,150
12-31-08	8,585	2,673	(13,097)	(1,839)	76,895	22,835	(116,765)	(17,035)
Class I
12-31-09	3,994,875	1,989,030	(57,732,832)	(51,748,927)	29,408,351	14,906,254	(427,388,328)	(383,073,723)
12-31-08	53,488,034	2,231,184	(2,600,908)	53,118,310	426,706,874	17,525,591	(22,382,454)	421,850,011
Class S
12-31-09	3,091,866	4,136,266	(9,674,777)	(2,446,645)	25,553,232	34,201,805	(78,383,040)	(18,628,003)
12-31-08	4,245,705	5,029,673	(20,190,509)	(10,915,131)	39,586,942	43,014,565	(176,274,892)	(93,673,385)
Class S2
12-31-09	—	1	(2)	(1)	—	6	(18)	(12)
12-31-08	—	—	—	—	—	—	—	—

89

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Pioneer Equity Income
Class ADV
12-31-09	—	—	(2)	(2)	—	—	(11)	(11)
12-31-08	—	—	(1)	(1)	—	—	(7)	(7)
Class I
12-31-09	1,709,187	—	(1,954,564)	(245,377)	9,678,029	—	(12,277,237)	(2,599,208)
12-31-08	1,822,467	747,986	(1,738,220)	832,233	14,101,832	4,420,599	(14,264,396)	4,258,035
Class S
12-31-09	393	—	(2)	391	2,500	—	(15)	2,485
12-31-08	—	—	(1)	(1)	—	—	(7)	(7)
Pioneer Fund
Class ADV
12-31-09	—	—	(1)	(1)	—	—	(15)	(15)
12-31-08	—	—	—	—	—	—	—	—
Class I
12-31-09	494,759	38,229	(512,942)	20,046	4,007,131	375,025	(4,171,149)	211,007
12-31-08	567,656	244,966	(973,704)	(161,082)	5,786,736	2,386,641	(10,569,806)	(2,396,429)
Class S
12-31-09	595,386	60,559	(1,188,395)	(532,450)	5,140,104	594,694	(10,094,769)	(4,359,971)
12-31-08	236,876	496,446	(1,756,386)	(1,023,064)	2,684,777	4,891,794	(19,417,446)	(11,840,875)
Class S2
12-31-09	—	—	(1)	(1)	—	—	(15)	(15)
12-31-08	—	—	—	—	—	—	—	—
Stock Index
Class ADV
05-28-09(1)-12-31-09	31,033	68	(14,891)	16,210	277,807	658	(140,726)	137,739
Class I
12-31-09	340,668,587	1,963,479	(26,173,560)	316,458,506	3,020,309,949	19,039,079	(234,802,980)	2,804,546,048
12-31-08	8,978,474	2,304,696	(5,133,810)	6,149,360	97,840,486	20,730,223	(55,498,817)	63,071,892
Class S
12-31-09	1,595,111	12,086	(706,547)	900,650	12,962,951	113,476	(5,971,367)	7,105,060
12-31-08	1,924,132	76,507	(537,072)	1,463,567	20,379,324	661,976	(5,884,119)	15,157,181
Class S2
12-31-09	1,303,543	8,485	(343,538)	968,490	10,745,603	79,644	(2,799,940)	8,025,307
12-31-08	1,807,142	59,733	(351,283)	1,515,592	18,068,023	502,788	(3,233,854)	15,336,957
Templeton Global Growth
Class ADV
12-31-09	—	—	(1)	(1)	—	—	(5)	(5)
12-31-08	—	—	(1)	(1)	—	—	(10)	(10)
Class I
12-31-09	3,112,293	763,121	(4,492,249)	(616,835)	25,297,015	6,662,051	(39,457,620)	(7,498,554)
12-31-08	16,398,926	1,270,144	(2,124,037)	15,545,033	190,847,163	14,238,312	(21,302,438)	183,783,037
Class S
12-31-09	1,996,428	656,628	(3,039,630)	(386,574)	18,989,427	5,758,627	(25,698,914)	(950,860)
12-31-08	998,565	1,663,781	(5,365,791)	(2,703,445)	11,503,875	18,717,536	(61,000,766)	(30,779,355)

90

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class S2
12-31-09	22,994	9,361	(45,929)	(13,574)	209,746	81,628	(402,120)	(110,746)
12-31-08	20,260	25,143	(160,049)	(114,646)	249,568	281,351	(1,948,602)	(1,417,683)
Wells Fargo Small Cap Disciplined
Class ADV
12-31-09	18,767	111	(3,300)	15,578	121,228	744	(23,182)	98,790
12-31-08	16,332	5,935	(35,110)	(12,843)	134,690	45,999	(238,303)	(57,614)
Class I
12-31-09	1,195,657	124,309	(13,953,179)	(12,633,213)	6,925,727	831,630	(97,071,330)	(89,313,973)
12-31-08	5,994,128	1,962,387	(7,767,399)	189,116	50,690,609	15,267,370	(74,070,799)	(8,112,820)
Class S
12-31-09	2,247,610	26,929	(1,372,372)	902,167	16,377,279	180,153	(9,785,586)	6,771,846
12-31-08	293,140	564,189	(1,190,511)	(333,182)	2,299,153	4,389,394	(10,413,053)	(3,724,506)
Class S2
12-31-09	324	301	(7,029)	(6,404)	2,370	2,009	(47,514)	(43,135)
12-31-08	395	9,247	(9,124)	518	2,623	71,754	(81,953)	(7,576)

(1)	Commencement of operations.

NOTE 12 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios’ Board, the following securities have been deemed to be illiquid. Each Portfolio currently limits investment in illiquid securities to 15% of the Portfolio’s net assets (10% for Limited Maturity Bond), at market value, at time of purchase.

Portfolio	Security	Notional Amount/ Shares	Initial Acquisition Date	Cost/ Upfront Payments	Value	Percent of Net Assets
Franklin Mutual Shares	Bond Street Holdings, LLC	31,900	11/04/09	$638,000	$638,000	0.1%
	DaimlerChrysler Escrow, 0.000%, due 07/31/14	1,017,500	08/17/07	996,312	213,675	0.0%
	DaimlerChrysler Escrow, 0.000% due 07/31/14	1,159,302	08/17/07	1,123,695	243,453	0.1%
	Northwest Airlines Claim (Pending Reorganization) due 02/20/49	715,000	05/16/07	195,277	450	0.0%

				$2,758,007	$1,095,128	0.2%

PIMCO High Yield	Credit Default Swaps
	Federative Republic of Brazil 12.250%, 03/06/30	2,100,000	08/13/09	—	4,946	0.0%
	CDX.NA.HY.9 Index (35-100% Tranche)	866,439	03/06/08	—	6,882	0.0%
	Cemex S.A.B de C.V.	1,000,000	08/24/09	—	6,187	0.0%
	Cemex S.A.B de C.V.	400,000	08/25/09	—	2,574	0.0%
	Cemex S.A.B de C.V.	600,000	08/25/09	—	5,955	0.0%
	General Electric Capital Corp. 5.625%, 09/15/17	1,200,000	06/09/09	41,572	168,361	0.0%
	General Electric Capital Corp. 5.625%, 09/15/17	1,900,000	06/01/09	78,344	266,571	0.1%
	General Electric Capital Corp. 5.625%, 09/15/17	3,300,000	06/05/09	99,133	462,992	0.1%
	General Electric Capital Corp. 5.625%, 09/15/17	3,300,000	06/09/09	105,946	462,992	0.1%

91

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 12 — ILLIQUID SECURITIES (continued)

Portfolio	Security	Notional Amount/ Shares	Initial Acquisition Date	Cost/ Upfront Payments	Value	Percent of Net Assets

PIMCO High Yield	Credit Default Swaps
	Republic of Indonesia 6.750%, 03/10/14	1,000,000	08/07/09	$—	$3,719	0.0%
	Republic of Indonesia 6.750%, 03/10/14	1,000,000	09/14/09	—	4,706	0.0%
	Republic of Indonesia 6.750%, 03/10/14	1,000,000	09/14/09	—	6,005	0.0%
	United Mexican States 7.500%, 04/08/33	2,100,000	08/13/09	—	7,338	0.0%
	United Mexican States 7.500%, 04/08/33	2,000,000	07/15/09	—	13,963	0.0%
	Prudential Financial 4.500%, 07/15/13	600,000	07/10/09	9,577	96,010	0.0%
	Prudential Financial 4.500%, 07/15/13	2,200,000	07/16/09	8,811	352,037	0.1%
	SLM Corp. 5.125%, 08/27/12	900,000	06/08/09	51,750	6,272	0.0%
	SLM Corp. 5.125%, 08/27/12	2,550,000	06/23/09	184,875	36,194	0.0%
	SLM Corp. 5.125%, 08/27/12	100,000	09/02/09	4,000	325	0.0%
	SLM Corp. 5.125%, 08/27/12	900,000	06/11/09	54,000	6,272	0.0%
	SLM Corp. 5.125%, 08/27/12	550,000	06/18/09	70,125	4,700	0.0%
	SLM Corp. 5.125%, 08/27/12	100,000	09/08/09	8,000	1,062	0.0%

				$716,133.00	$1,926,063	0.4%

	Securities
	CIT Group, Inc., 9.500%, due 01/18/12	2,400,000	10/26/09	$2,289,333	$2,469,713	0.5%
	Clear Channel Worldwide Holdings, Inc., 9.250%, due 12/15/17	1,250,000	12/18/09	1,255,078	1,288,750	0.2%
	Continental Airlines, Inc., 6.920%, due 04/02/13	801,869	04/30/04	793,851	747,409	0.1%
	Dex Media West LLC, 7.000%, due 10/13/14	947,368	03/13/09	487,305	877,895	0.2%
	Dex Media West LLC, 7.000%, due 10/24/14	935,924	03/13/09	481,056	844,672	0.2%
	Hawaiian Telcom Communications, Inc., 4.750%, due 06/01/14	1,149,559	06/01/07	1,149,559	841,095	0.2%
	Hawaiian Telcom Communications, Inc., 9.750%, due 05/01/13	600,000	05/04/06	631,232	13,500	0.0%
	Lehman Brothers Holdings, Inc., 8.160%, due 05/30/09	499,200	05/21/08	499,200	23,266	0.0%
	Local Insight, 7.750%, due 04/21/15	1,683,069	06/09/09	1,555,388	1,329,625	0.3%
	Tribune Co., 5.000%, due 05/30/09	550,135	07/08/08	546,737	314,264	0.1%
	Tribune Co., 5.250%, due 06/04/14	1,925,650	06/18/08	1,430,028	998,931	0.2%

				$11,118,768	$9,749,120	1.8%

NOTE 13 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds may lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2009, the BICR Fund held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) in a separate sleeve designated as Series B. The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by the BICR Fund, Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Funds’ continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Funds have complied with the requirements under the Capital Support Agreement to continue to

92

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 13 — SECURITIES LENDING (continued)

participate in the BNY securities lending program and if such securities have not otherwise been sold, the Funds will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Fund’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios. At December 31, 2009, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received*
BlackRock Large Cap Growth	$2,622,916	$2,753,580
BlackRock Large Cap Value	1,004,801	1,036,221
Clarion Real Estate	10,172,298	10,317,883
Franklin Income	2,798,296	2,900,251
JPMorgan Small Cap Core Equity	19,752,056	20,788,269
Limited Maturity Bond	62,487,443	64,078,027
Lord Abbett Affiliated	2,335,233	2,504,950
PIMCO High Yield	4,331,565	4,376,840
Stock Index	17,568,485	18,575,091
Templeton Global Growth	4,143,335	4,430,212
Wells Fargo Small Cap Disciplined	2,138,083	2,254,481

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds’ Portfolio of Investments.

NOTE 14 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and its corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified. Clarion Real Estate is classified as a non-diversified investment company under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of the Portfolio’s assets in the securities of a small number of issuers may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, the Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Concentration. Certain Portfolios concentrate (for purposes of the 1940 Act) their assets in securities related to a particular industry, which means that at least 25% of their assets will be invested in that particular industry at all times. As a result, a Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios investments.

Emerging Markets Risk. Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and

93

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 14 — CONCENTRATION OF INVESTMENT RISKS (continued)

economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment corporations and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2009:

	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
BlackRock Large Cap Growth	$1,134	$(1,134)
BlackRock Large Cap Value	1,484	(1,484)
Clarion Real Estate	(327,554)	327,554
Evergreen Omega	6,262	(6,262)
Focus 5	(19,073)	19,073
Franklin Income	643,797	(643,797)
Franklin Mutual Shares	(7,506,471)	7,506,471
JPMorgan Small Cap Core Equity	(224,177)	224,177
Limited Maturity Bond	616,930	(616,930)
Lord Abbett Affiliated	5,949	(5,949)
PIMCO High Yield	(9,032,462)	9,032,462
Pioneer Equity Income	(80,398)	80,398
Pioneer Fund	(3,709)	3,709
Stock Index	(141,415)	141,415
Templeton Global Growth	490,692	(490,692)
Wells Fargo Small Cap Disciplined	32	(32)

94

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains	Return of Capital
BlackRock Large Cap Growth	$1,275,950	$—	$14,083,818	$26,627,166	$—
BlackRock Large Cap Value	1,779,473	—	1,099,172	8,955,806	—
Clarion Real Estate	26,051,544	15,169,387	39,031,741	187,993,275	—
Evergreen Omega	1,420,249	—	3,093,574	16,739,393	—
Focus 5	2,349	—	3,075,257	—	—
Franklin Income	43,986,345	—	24,224,741	1,354,742	—
Franklin Mutual Shares	552,312	—	18,013,698	124,515	—
JPMorgan Small Cap Core Equity	3,105,915	5,026,879	8,433,187	30,378,469	—
Limited Maturity Bond	26,085,711	—	30,575,272	559,886	—
Lord Abbett Affiliated	1,209,833	—	11,825,553	23,473,003	—
PIMCO High Yield	49,653,410	—	55,527,096	264,853	4,771,774
Pioneer Equity Income	—	—	4,243,417	—	177,228
Pioneer Fund	969,734	—	3,088,194	4,122,973	67,373
Stock Index	19,232,876	—	17,420,889	4,474,098	—
Templeton Global Growth	12,502,316	—	8,693,482	24,543,755	—
Wells Fargo Small Cap Disciplined	1,014,536	—	9,325,170	10,449,347	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2009 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
BlackRock Large Cap Growth	$1,178,441	$30,778,862	$—	$—	$(102,864,084)	2016
					(9,163,641)	2017

					$(112,027,725)

BlackRock Large Cap Value	2,817,152	14,802,546	—	—	(34,075,942)	2016
					(6,570,958)	2017

					$(40,646,900)

Clarion Real Estate	16,981,305	61,344,363	(527,479)	—	(457,241,077)	2017
Evergreen Omega	1,545,601	65,313,024	—	—	(937,898)	2016
					(2,685,790)	2017

					$(3,623,688)

Focus 5	3,100,111	(1,598,993)	—	—	$(60,713,591)	2016

Franklin Income	41,013,911	(49,923,153)	—	(29,166)	(47,116,241)	2016
					(41,925,368)	2017

					$(89,041,609)

Franklin Mutual Shares	2,646,893	(21,552,592)	—	—	(46,763,970)	2016
					(52,094,547)	2017

					$(98,858,517)

JPMorgan Small Cap Core Equity	1,020,349	(6,405,511)	(2,048,956)	—	$(50,468,424)	2017

Limited Maturity Bond	13,565,024	2,402,648	—	—	$(11,778,622)	2017

Lord Abbett Affiliated	249,580	8,229,207	—	—	(26,174,481)	2016
					(45,124,300)	2017

					$(71,298,781)

95

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
PIMCO High Yield	$6,614,839	$40,360,215	$—	$—	$(15,989,377)	2016
					(95,626,072)	2017

					$(111,615,449)

Pioneer Equity Income	3,389,687	(1,096,771)	—	—	(100,106)	2015
					(19,074,626)	2016
					(26,611,009)	2017

					$(45,785,741)

Pioneer Fund	221,421	4,031,483	—	—	(5,864,224)	2016
					(7,475,143)	2017

					$(13,339,367)

Stock Index	5,264,498	217,595,226	—	—	$(6,412,597)	2016

Templeton Global Growth	9,561,445	(26,870,126)	(3,745,908)	(3,916)	(24,327,199)	2016
					(59,727,625)	2017

					$(84,054,824)

Wells Fargo Small Cap Disciplined	364,903	1,481,180	—	—	(17,686,717)	2016
					(33,210,733)	2017

					$(50,897,450)

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of December 31, 2009, no provisions for income tax are required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 16 — PAYMENT BY AFFILIATE

During the year ended December 31, 2009, ING Investment Management Co. reimbursed Focus 5 $653,888 for losses associated with certain investment transactions.

NOTE 17 — SUBSEQUENT EVENTS

Subsequent to December 31, 2009, the following Portfolio declared dividends from net investment income:

	Per Share Amount	Payable Date	Record Date
PIMCO High Yield
Class ADV	$0.0680	February 1, 2010	Daily
Class I	$0.0733	February 1, 2010	Daily
Class S	$0.0712	February 1, 2010	Daily
Class S2	$0.0665	February 1, 2010	Daily

Effective January 1, 2010, the advisory fee breakpoints for purposes of calculating the advisory fee for Franklin Mutual Shares have been modified.

On January 7, 2010 the Board approved a 12b-1 fee waiver to be applied to Class S shares of Stock Index on or about March 15, 2010 and Stock Index will be renamed as ING U.S. Stock Index Portfolio on or about April 30, 2010.

On January 7, 2010, the Board approved an expense limit increase for Franklin Income on or about April 30, 2010.

The Portfolios have evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) through February 25, 2010, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

96

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 100.0%
Aerospace/Defense: 3.5%
53,000		Lockheed Martin Corp.	$3,993,550
59,000		Northrop Grumman Corp.	3,295,150
77,000		Raytheon Co.	3,967,040

			11,255,740

Agriculture: 3.8%
47,000		Lorillard, Inc.	3,770,810
175,000		Philip Morris International, Inc.	8,433,250

			12,204,060

Biotechnology: 2.1%
118,000	@	Amgen, Inc.	6,675,260

			6,675,260

Chemicals: 2.2%
49,000		Lubrizol Corp.	3,574,550
164,000		RPM International, Inc.	3,334,120

			6,908,670

Coal: 2.3%
83,000		Peabody Energy Corp.	3,752,430
46,000		Walter Industries, Inc.	3,464,260

			7,216,690

Commercial Services: 5.2%
68,000		Global Payments, Inc.	3,662,480
83,000	@	Hewitt Associates, Inc.	3,507,580
54,000		Manpower, Inc.	2,947,320
155,000		RR Donnelley & Sons Co.	3,451,850
156,000		Western Union Co.	2,940,600

			16,509,830

Computers: 8.5%
21,000	@	Apple, Inc.	4,428,060
90,000	@	Cognizant Technology Solutions Corp.	4,077,000
16,000	@	DST Systems, Inc.	696,800
89,000		International Business Machines Corp.	11,650,100
84,000	@	Teradata Corp.	2,640,120
86,000	@	Western Digital Corp.	3,796,900

			27,288,980

Cosmetics/Personal Care: 1.2%
73,000		Estee Lauder Cos., Inc.	3,530,280
4,000		Procter & Gamble Co.	242,520

			3,772,800

Distribution/Wholesale: 1.1%
73,000	@	Tech Data Corp.	3,406,180

			3,406,180

Electric: 1.1%
261,000	@	AES Corp.	3,473,910

			3,473,910

Electrical Components & Equipment: 1.0%
70,000		Hubbell, Inc.	3,311,000

			3,311,000

Electronics: 1.9%
90,000	L	Garmin Ltd.	2,763,000
91,000	@	Thomas & Betts Corp.	3,256,890

			6,019,890

Shares			Value

Food: 0.5%
130,000		Sara Lee Corp.	$1,583,400

			1,583,400

Healthcare - Products: 2.7%
76,000	@	Hospira, Inc.	3,876,000
24,000		Johnson & Johnson	1,545,840
85,000	@	Kinetic Concepts, Inc.	3,200,250

			8,622,090

Healthcare - Services: 8.1%
89,000	@	Community Health Systems, Inc.	3,168,400
139,000	@	Coventry Health Care, Inc.	3,376,310
171,000	@	Health Management Associates, Inc.	1,243,170
76,000	@	Humana, Inc.	3,335,640
92,000	@	Lincare Holdings, Inc.	3,415,040
14,000	@	Mednax, Inc.	841,540
64,000		Quest Diagnostics	3,864,320
100,000		UnitedHealth Group, Inc.	3,048,000
59,000	@	WellPoint, Inc.	3,439,110

			25,731,530

Household Products/Wares: 1.4%
70,000		Kimberly-Clark Corp.	4,459,700

			4,459,700

Insurance: 1.0%
90,000		Endurance Specialty Holdings Ltd.	3,350,700

			3,350,700

Internet: 1.7%
3,000	@	Google, Inc. - Class A	1,859,940
144,000	@	VeriSign, Inc.	3,490,560

			5,350,500

Miscellaneous Manufacturing: 3.6%
98,000		Carlisle Cos., Inc.	3,357,480
86,000		Dover Corp.	3,578,460
96,000		Harsco Corp.	3,094,080
69,000		Leggett & Platt, Inc.	1,407,600

			11,437,620

Oil & Gas: 5.2%
93,000	@	Atwood Oceanics, Inc.	3,334,050
35,000		Diamond Offshore Drilling	3,444,700
107,000	@	Pride International, Inc.	3,414,370
141,000	@	Rowan Cos., Inc.	3,192,240
241,000		Tesoro Corp.	3,265,550

			16,650,910

Oil & Gas Services: 2.3%
1,000	@	Dresser-Rand Group, Inc.	31,610
65,000	@	FMC Technologies, Inc.	3,759,600
61,000	@	Oceaneering International, Inc.	3,569,720

			7,360,930

Packaging & Containers: 1.7%
50,000		Ball Corp.	2,585,000
124,000	@	Pactiv Corp.	2,993,360

			5,578,360

Pharmaceuticals: 8.1%
139,000		AmerisourceBergen Corp.	3,623,730
74,000	@	Endo Pharmaceuticals Holdings, Inc.	1,517,740
103,000	@	Forest Laboratories, Inc.	3,307,330

See Accompanying Notes to Financial Statements

97

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Pharmaceuticals: (continued)
80,000		Herbalife Ltd.	$3,245,600
60,000		McKesson Corp.	3,750,000
80,000	@	Medco Health Solutions, Inc.	5,112,800
123,000	@	Mylan Laboratories	2,266,890
82,000		Omnicare, Inc.	1,982,760
27,000	@	Watson Pharmaceuticals, Inc.	1,069,470

			25,876,320

Pipelines: 0.7%
225,000		El Paso Corp.	2,211,750

			2,211,750

Retail: 11.3%
61,000		Best Buy Co., Inc.	2,407,060
112,000	@	Big Lots, Inc.	3,245,760
71,000	@	Dollar Tree, Inc.	3,429,300
168,000		Gap, Inc.	3,519,600
79,000		Guess ?, Inc.	3,341,700
27,000	@	Kohl’s Corp.	1,456,110
189,000		Limited Brands, Inc.	3,636,360
59,000		Petsmart, Inc.	1,574,710
83,000		Ross Stores, Inc.	3,544,930
112,000		Target Corp.	5,417,440
112,000		TJX Cos., Inc.	4,093,600
6,000		Wal-Mart Stores, Inc.	320,700

			35,987,270

Software: 13.8%
88,000	@	BMC Software, Inc.	3,528,800
150,000		Broadridge Financial Solutions ADR	3,384,000
154,000		CA, Inc.	3,458,840
27,000	@	Fiserv, Inc.	1,308,960
148,000		IMS Health, Inc.	3,116,880
555,000		Microsoft Corp.	16,921,950
351,000		Oracle Corp.	8,613,540
84,000	@	Sybase, Inc.	3,645,600

			43,978,570

Telecommunications: 2.2%
121,000	@	Amdocs Ltd.	3,452,130
71,000	@	Cisco Systems, Inc.	1,699,740
85,000	@	NeuStar, Inc.	1,958,400

			7,110,270

Transportation: 1.8%
80,000		Landstar System, Inc.	3,101,600
56,000		Tidewater, Inc.	2,685,200

			5,786,800

		Total Common Stock (Cost $284,267,999)	319,119,730

SHORT-TERM INVESTMENTS: 1.1%
Affiliated Mutual Fund: 0.2%
734,325		ING Institutional Prime Money Market Fund - Class I	734,325

		Total Mutual Fund (Cost $734,325)	734,325

Principal Amount				Value

Securities Lending Collateralcc: 0.9%
$2,285,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)		$2,285,000
468,580	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)		374,864

		Total Securities Lending Collateral (Cost $2,753,580)		2,659,864

		Total Short-Term Investments (Cost $3,487,905)		3,394,189

		Total Investments in Securities (Cost $287,755,904)*	101.1%	$322,513,919
		Other Assets and Liabilities - Net	(1.1)	(3,511,007)

		Net Assets	100.0%	$319,002,912

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securities lending was invested in these short-term investments.
2	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
*	Cost for federal income tax purposes is $291,737,127.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$38,082,130
Gross Unrealized Depreciation	(7,305,338)

Net Unrealized Appreciation	$30,776,792

See Accompanying Notes to Financial Statements

98

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$319,119,730	$—	$—	$319,119,730
Short-Term Investments	3,019,325	—	374,864	3,394,189

Total Investments, at value	$322,139,055	$—	$374,864	$322,513,919

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$374,864	$—	$374,864

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$374,864	$—	$374,864

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

99

ING BLACKROCK LARGE CAP VALUE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 99.9%
Aerospace/Defense: 1.4%
54,000		Northrop Grumman Corp.	$3,015,900
5,000		Raytheon Co.	257,600
1,000		United Technologies Corp.	69,410

			3,342,910

Agriculture: 2.3%
30,000		Lorillard, Inc.	2,406,900
54,000		Reynolds American, Inc.	2,860,380

			5,267,280

Banks: 3.8%
74,000		Bank of America Corp.	1,114,440
34,000		Goldman Sachs Group, Inc.	5,740,560
49,000		JPMorgan Chase & Co.	2,041,830

			8,896,830

Biotechnology: 0.9%
37,000	@	Amgen, Inc.	2,093,090

			2,093,090

Chemicals: 4.4%
43,000		Cabot Corp.	1,127,890
43,000		Eastman Chemical Co.	2,590,320
41,000		Huntsman Corp.	462,890
34,000		Lubrizol Corp.	2,480,300
47,000		PPG Industries, Inc.	2,751,380
45,000		RPM International, Inc.	914,850

			10,327,630

Commercial Services: 2.2%
44,000		Manpower, Inc.	2,401,520
121,000		RR Donnelley & Sons Co.	2,694,670

			5,096,190

Computers: 2.5%
49,000	@	Computer Sciences Corp.	2,818,970
16,000	@	DST Systems, Inc.	696,800
55,000	@	Western Digital Corp.	2,428,250

			5,944,020

Distribution/Wholesale: 1.4%
38,000	@	Ingram Micro, Inc.	663,100
56,000	@	Tech Data Corp.	2,612,960

			3,276,060

Electric: 4.0%
174,000	@	AES Corp.	2,315,940
11,000		DTE Energy Co.	479,490
50,000		Edison International	1,739,000
155,000	@	Mirant Corp.	2,366,850
107,600	@	NRG Energy, Inc.	2,540,436

			9,441,716

Electrical Components & Equipment: 0.1%
7,000		Hubbell, Inc.	331,100

			331,100

Electronics: 0.6%
40,000	@	Thomas & Betts Corp.	1,431,600

			1,431,600

Engineering & Construction: 1.0%
127,000		KBR, Inc.	2,413,000

			2,413,000

Shares			Value

Food: 1.5%
192,000		Del Monte Foods Co.	$2,177,280
118,000		Sara Lee Corp.	1,437,240

			3,614,520

Forest Products & Paper: 2.3%
106,000		International Paper Co.	2,838,680
93,000		MeadWestvaco Corp.	2,662,590

			5,501,270

Gas: 3.2%
41,000		Atmos Energy Corp.	1,205,400
162,000		NiSource, Inc.	2,491,560
91,000		Southern Union Co.	2,065,700
71,000		UGI Corp.	1,717,490

			7,480,150

Healthcare - Products: 1.0%
59,000	@	Kinetic Concepts, Inc.	2,221,350

			2,221,350

Healthcare - Services: 8.5%
87,000		Aetna, Inc.	2,757,900
66,000	@	Community Health Systems, Inc.	2,349,600
106,000	@	Coventry Health Care, Inc.	2,574,740
57,000	@	Humana, Inc.	2,501,730
66,000	@	Lincare Holdings, Inc.	2,449,920
127,000		UnitedHealth Group, Inc.	3,870,960
60,000	@	WellPoint, Inc.	3,497,400

			20,002,250

Household Products/Wares: 1.1%
40,000		Kimberly-Clark Corp.	2,548,400

			2,548,400

Insurance: 10.5%
46,000		Allied World Assurance Holdings Ltd.	2,119,220
99,000		American Financial Group, Inc.	2,470,050
63,000		Chubb Corp.	3,098,340
46,000		Endurance Specialty Holdings Ltd.	1,712,580
24,000		Everest Re Group Ltd.	2,056,320
84,000		HCC Insurance Holdings, Inc.	2,349,480
10,000		Loews Corp.	363,500
34,000		PartnerRe Ltd.	2,538,440
47,000		RenaissanceRe Holdings Ltd.	2,498,050
73,000		Travelers Cos., Inc.	3,639,780
1,000		Unitrin, Inc.	22,050
91,000		UnumProvident Corp.	1,776,320

			24,644,130

Media: 1.3%
104,000	@	Viacom - Class B	3,091,920

			3,091,920

Metal Fabricate/Hardware: 0.6%
58,000		Timken Co.	1,375,180

			1,375,180

Miscellaneous Manufacturing: 3.5%
27,000		Carlisle Cos., Inc.	925,020
44,000		Eaton Corp.	2,799,280
170,000		General Electric Co.	2,572,100
13,000		Harsco Corp.	418,990
25,000		SPX Corp.	1,367,500

			8,082,890

See Accompanying Notes to Financial Statements

100

ING BLACKROCK LARGE CAP VALUE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Oil & Gas: 13.0%
52,000	@	Atwood Oceanics, Inc.	$1,864,200
30,000		Chevron Corp.	2,309,700
66,000		ConocoPhillips	3,370,620
6,000		Ensco International PLC ADR	239,640
89,000		ExxonMobil Corp.	6,068,910
106,000		Marathon Oil Corp.	3,309,320
119,000	@	Nabors Industries Ltd.	2,604,910
81,000	@	Pride International, Inc.	2,584,710
106,000	@	Rowan Cos., Inc.	2,399,840
178,000		Tesoro Corp.	2,411,900
74,000		XTO Energy, Inc.	3,443,220

			30,606,970

Oil & Gas Services: 3.9%
145,000	@	Helix Energy Solutions Group, Inc.	1,703,750
74,000		National Oilwell Varco, Inc.	3,262,660
67,000	@	Oil States International, Inc.	2,632,430
20,000	@	SEACOR Holdings, Inc.	1,525,000

			9,123,840

Packaging & Containers: 2.0%
51,000		Bemis Co.	1,512,150
97,000	@	Pactiv Corp.	2,341,580
15,000		Sealed Air Corp.	327,900
22,000		Temple-Inland, Inc.	464,420

			4,646,050

Pharmaceuticals: 6.6%
92,000		AmerisourceBergen Corp.	2,398,440
92,000		Cardinal Health, Inc.	2,966,080
106,000	@	Endo Pharmaceuticals Holdings, Inc.	2,174,060
52,000	@	Forest Laboratories, Inc.	1,669,720
44,000		McKesson Corp.	2,750,000
101,000		Pfizer, Inc.	1,837,190
44,000	@	Watson Pharmaceuticals, Inc.	1,742,840

			15,538,330

Pipelines: 2.3%
245,000		El Paso Corp.	2,408,350
142,000		Williams Cos., Inc.	2,993,360

			5,401,710

Retail: 4.0%
53,000	@, L	Autonation, Inc.	1,014,950
85,000	@	Big Lots, Inc.	2,463,300
117,000		Gap, Inc.	2,451,150
3,000	@	Kohl’s Corp.	161,790
133,000		Limited Brands, Inc.	2,558,920
27,000	@	Signet Jewelers Ltd.	721,440

			9,371,550

Software: 2.6%
64,000		Broadridge Financial Solutions ADR	1,443,840
105,000		CA, Inc.	2,358,300
114,000		IMS Health, Inc.	2,400,840

			6,202,980

Telecommunications: 5.4%
18,000	@	Amdocs Ltd.	513,540
204,000		AT&T, Inc.	5,718,120
191,000		Verizon Communications, Inc.	6,327,830

			12,559,490

Shares		Value

Transportation: 2.0%
47,000	Ryder System, Inc.	$1,934,990
56,000	Tidewater, Inc.	2,685,200

		4,620,190

	Total Common Stock (Cost $215,066,089)	234,494,596

SHORT-TERM INVESTMENTS: 0.8%
Affiliated Mutual Fund: 0.4%
779,585	ING Institutional Prime Money Market Fund - Class I	779,585

	Total Mutual Fund (Cost $779,585)	779,585

Principal Amount				Value
Securities Lending Collateralcc: 0.4%
$770,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)		$770,000
266,221	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)		212,977

		Total Securities Lending Collateral (Cost $1,036,221)		982,977

		Total Short-Term Investments (Cost $1,815,806)		1,762,562

		Total Investments in Securities (Cost $216,881,895)*	100.7%	$236,257,158
		Other Assets and Liabilities - Net	(0.7)	(1,580,644)

		Net Assets	100.0%	$234,676,514

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securities lending was invested in these short-term investments.
2	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
*	Cost for federal income tax purposes is $221,454,612.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$22,787,945
Gross Unrealized Depreciation	(7,985,399)

Net Unrealized Appreciation	$14,802,546

See Accompanying Notes to Financial Statements

101

ING BLACKROCK LARGE CAP VALUE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$234,494,596	$—	$—	$234,494,596
Short-Term Investments	1,549,585	—	212,977	1,762,562

Total Investments, at value	$236,044,181	$—	$212,977	$236,257,158

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$212,977	$—	$212,977

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$212,977	$—	$212,977

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

102

ING CLARION REAL ESTATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 0.8%
Lodging: 0.6%
92,200	@	Hyatt Hotels Corp.	$2,748,482

			2,748,482

Real Estate: 0.2%
28,600	@	Pebblebrook Hotel Trust	629,486

			629,486

		Total Common Stock (Cost $2,899,244)	3,377,968

REAL ESTATE INVESTMENT TRUSTS: 99.0%
Apartments: 15.0%
387,678		Apartment Investment & Management Co.	6,171,834
211,292		AvalonBay Communities, Inc.	17,349,186
215,320		BRE Properties, Inc.	7,122,786
236,600		Camden Property Trust	10,024,742
463,571		Equity Residential	15,659,428
21,350		Essex Property Trust, Inc.	1,785,928
681,703		UDR, Inc.	11,207,197

			69,321,101

Diversified: 14.0%
198,600		Colonial Properties Trust	2,329,578
240,657	L	Digital Realty Trust, Inc.	12,100,234
707,437		Duke Realty Corp.	8,609,508
401,045		Liberty Property Trust	12,837,450
410,633		Vornado Realty Trust	28,719,672

			64,596,442

Health Care: 12.9%
496,452		HCP, Inc.	15,161,644
107,295		Health Care Real Estate Investment Trust, Inc.	4,755,314
393,319		Nationwide Health Properties, Inc.	13,836,962
359,462		Omega Healthcare Investors, Inc.	6,991,536
427,240		Ventas, Inc.	18,687,478

			59,432,934

Hotels: 6.3%
423,221		Hospitality Properties Trust	10,034,570
1,632,968		Host Hotels & Resorts, Inc.	19,056,738

			29,091,308

Manufactured Homes: 1.6%
142,366		Equity Lifestyle Properties, Inc.	7,185,212

			7,185,212

Office Property: 11.6%
152,971		Alexandria Real Estate Equities, Inc.	9,834,506
243,596		Boston Properties, Inc.	16,337,984
614,600		Brandywine Realty Trust	7,006,440
26,138		Corporate Office Properties Trust SBI MD	957,435
311,947		Highwoods Properties, Inc.	10,403,432
176,654		SL Green Realty Corp.	8,875,097

			53,414,894

Regional Malls: 16.8%
543,500		CBL & Associates Properties, Inc.	5,255,645
441,121		Macerich Co.	15,858,300
655,511	S	Simon Property Group, Inc.	52,309,778
113,574		Taubman Centers, Inc.	4,078,442

			77,502,165

Shares		Value

Shopping Centers: 9.7%
262,960	Acadia Realty Trust	$4,436,135
256,100	Developers Diversified Realty Corp.	2,371,486
190,888	Federal Realty Investment Trust	12,926,935
490,678	Kimco Realty Corp.	6,638,873
196,703	Regency Centers Corp.	6,896,407
150,549	Tanger Factory Outlet Centers, Inc.	5,869,906
283,032	Weingarten Realty Investors	5,601,203

		44,740,945

Storage: 5.1%
313,596	Extra Space Storage, Inc.	3,622,034
200,564	Public Storage, Inc.	16,335,938
505,000	U-Store-It Trust	3,696,600

		23,654,572

Warehouse/Industrial: 6.0%
468,878	AMB Property Corp.	11,979,833
1,150,563	Prologis	15,751,207

		27,731,040

	Total Real Estate Investment Trusts (Cost $328,316,573)	456,670,613

	Total Long-Term Investments (Cost $331,215,817)	460,048,581

SHORT-TERM INVESTMENTS: 3.1%
Affiliated Mutual Fund: 1.1%
4,986,241	ING Institutional Prime Money Market Fund - Class I	4,986,241

	Total Mutual Fund (Cost $4,986,241)	4,986,241

Principal Amount				Value
Securities Lending Collateralcc: 2.0%
$6,559,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)		$6,559,000
3,758,883	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)		3,007,107

		Total Securities Lending Collateral (Cost $10,317,883)		9,566,107

		Total Short-Term Investments (Cost $15,304,124)		14,552,348

		Total Investments in Securities (Cost $346,519,941)*	102.9%	$474,600,929
		Other Assets and Liabilities - Net	(2.9)	(13,454,710)

		Net Assets	100.0%	$461,146,219

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securities lending was invested in these short-term investments.
2	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain

See Accompanying Notes to Financial Statements

103

ING CLARION REAL ESTATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

I	Illiquid security
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
*	Cost for federal income tax purposes is $413,256,566.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$128,992,974
Gross Unrealized Depreciation	(67,648,611)

Net Unrealized Appreciation	$61,344,363

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table Investments, at value
Common Stock*	$3,377,968	$—	$—	$3,377,968
Real Estate Investment Trusts*	456,670,613	—	—	456,670,613
Short-Term Investments	11,545,241	—	3,007,107	14,552,348

Total Investments, at value	$471,593,822	$—	$3,007,107	$474,600,929

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$3,007,107	$—	$3,007,107

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$3,007,107	$—	$3,007,107

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*	For further breakdown of Common Stock and Real Estate Investment Trusts by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

104

ING EVERGREEN OMEGA PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 97.3%
Advertising: 1.8%
175,171		Omnicom Group	$6,857,945

			6,857,945

Apparel: 2.8%
597,625	@	Timberland Co.	10,715,416

			10,715,416

Beverages: 0.8%
54,141		Coca-Cola Co.	3,086,037

			3,086,037

Biotechnology: 7.3%
197,725	@	Amgen, Inc.	11,185,303
305,463	@	Biogen Idec, Inc.	16,342,271

			27,527,574

Commercial Services: 10.7%
105,172		Automatic Data Processing, Inc.	4,503,465
805,076		SEI Investments Co.	14,104,932
25,200	@	Verisk Analytics, Inc.	763,056
241,800		Visa, Inc.	21,147,828

			40,519,281

Cosmetics/Personal Care: 0.7%
44,864		Procter & Gamble Co.	2,720,104

			2,720,104

Diversified Financial Services: 5.2%
213,048		American Express Co.	8,632,705
366,074		Legg Mason, Inc.	11,040,792

			19,673,497

Food: 2.4%
249,780		McCormick & Co., Inc.	9,024,551

			9,024,551

Healthcare - Products: 4.9%
132,732		Medtronic, Inc.	5,837,553
217,191	@	Zimmer Holdings, Inc.	12,838,160

			18,675,713

Healthcare - Services: 0.5%
29,899	@	WellPoint, Inc.	1,742,813

			1,742,813

Household Products/Wares: 1.5%
96,209		Clorox Co.	5,868,749

			5,868,749

Insurance: 0.8%
139,805		Marsh & McLennan Cos., Inc.	3,086,894

			3,086,894

Internet: 17.1%
197,277	@	Amazon.com, Inc.	26,537,702
258,404	@	Blue Nile, Inc.	16,364,725
35,465	@	Google, Inc. - Class A	21,987,591

			64,890,018

Media: 4.1%
234,153		Factset Research Systems, Inc.	15,423,658

			15,423,658

Shares			Value

Oil & Gas: 0.4%
9,343		Chevron Corp.	$719,318
12,792		ConocoPhillips	653,287

			1,372,605

Oil & Gas Services: 3.7%
168,861		Schlumberger Ltd.	10,991,162
180,363	@	Weatherford International Ltd.	3,230,301

			14,221,463

Pharmaceuticals: 4.6%
176,534		Merck & Co., Inc.	6,450,552
200,392		Novartis AG ADR	10,907,337

			17,357,889

Retail: 1.5%
100,360		Home Depot, Inc.	2,903,415
58,215		Target Corp.	2,815,860

			5,719,275

Semiconductors: 7.0%
747,963		Altera Corp.	16,926,403
126,800		Analog Devices, Inc.	4,004,344
183,025		Linear Technology Corp.	5,589,584

			26,520,331

Software: 8.1%
256,860		Microsoft Corp.	7,831,661
242,610	@	MSCI, Inc. - Class A	7,714,998
623,267		Oracle Corp.	15,294,972

			30,841,631

Telecommunications: 4.6%
286,520	@	Cisco Systems, Inc.	6,859,289
227,180		Qualcomm, Inc.	10,509,347

			17,368,636

Transportation: 6.8%
490,426		Expeditors International Washington, Inc.	17,032,495
150,340		United Parcel Service, Inc. - Class B	8,625,006

			25,657,501

		Total Common Stock (Cost $301,450,539)	368,871,581

SHORT-TERM INVESTMENTS: 2.4%
Affiliated Mutual Fund: 2.4%
9,125,504	ING Institutional Prime Money Market Fund - Class I		9,125,504

	Total Short-Term Investments (Cost $9,125,504)		9,125,504

	Total Investments in Securities (Cost $310,576,043)*	99.7%	$377,997,085
	Other Assets and Liabilities - Net	0.3	1,325,334

	Net Assets	100.0%	$379,322,419

@	Non-income producing security
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements

105

ING EVERGREEN OMEGA PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

*	Cost for federal income tax purposes is $312,684,061.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$72,251,739
Gross Unrealized Depreciation	(6,938,715)

Net Unrealized Appreciation	$65,313,024

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$368,871,581	$—	$—	$368,871,581
Short-Term Investments	9,125,504	—	—	9,125,504

Total Investments, at value	$377,997,085	$—	$—	$377,997,085

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

106

ING FOCUS 5 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 98.1%
Aerospace/Defense: 6.2%
82,700		Boeing Co.	$4,476,551
22,300		Lockheed Martin Corp.	1,680,305
7,350		National Presto Industries, Inc.	802,841
30,100		Northrop Grumman Corp.	1,681,085
65,177	@, S	Rolls-Royce Group PLC	507,560
4,614,360	@	Rolls-Royce Group PLC	7,453
9,866		Thales S.A.	507,066

			9,662,861

Agriculture: 0.3%
22,594		Swedish Match AB	493,979

			493,979

Apparel: 1.1%
23,100		VF Corp.	1,691,844

			1,691,844

Auto Manufacturers: 2.2%
245,100	@	Ford Motor Co.	2,451,000
38,764		Scania AB - B Shares	500,609
57,300		Volvo AB	491,464

			3,443,073

Banks: 0.9%
18,300		1st Source Corp.	294,447
15,700	@	Eagle Bancorp, Inc.	164,379
19,100		S&T Bancorp, Inc.	324,891
28,000	@	Santander Bancorp.	343,840
7,600		Trico Bancshares	126,540
7,000		WesBanco, Inc.	86,380

			1,340,477

Beverages: 2.3%
15,100	@	Boston Beer Co., Inc.	703,660
169,700		Fraser and Neave Ltd.	504,443
48,200	@	National Beverage Corp.	668,052
28,000		PepsiCo, Inc.	1,702,400

			3,578,555

Building Materials: 1.0%
9,044		Cie de Saint-Gobain	490,603
18,305	S	CRH PLC	500,338
2,855		Geberit AG - Reg	506,131

			1,497,072

Chemicals: 2.7%
4,137		Air Liquide	492,004
84,250		EI Du Pont de Nemours & Co.	2,836,698
10,550		Stepan Co.	683,746
14,000		Zep, Inc.	242,480

			4,254,928

Commercial Services: 2.9%
9,165		Adecco S.A.	505,587
47,232		Bunzl PLC	513,427
39,000		Dai Nippon Printing Co. Ltd.	497,256
52,100		Great Lakes Dredge & Dock Corp.	337,608
118,169		Group 4 Securicor PLC	495,313
6,500		Landauer, Inc.	399,100
15,300	@	Lincoln Educational Services Corp.	331,551
26,600	@	Parexel International Corp.	375,060
383		SGS S.A.	499,999

Shares			Value

Commercial Services: (continued)
61,000		Toppan Printing Co. Ltd.	$496,673

			4,451,574

Computers: 2.7%
10,750		Capgemini S.A.	490,416
41,100	@	Netezza Corp.	398,670
43,200	@	Netscout Systems, Inc.	632,448
19,600	@	Virtusa Corp.	177,576
56,300	@	Western Digital Corp.	2,485,645

			4,184,755

Cosmetics/Personal Care: 0.7%
10,500		Inter Parfums, Inc.	127,785
21,100		Kao Corp.	494,515
24,600		Shiseido Co. Ltd.	472,788

			1,095,088

Distribution/Wholesale: 0.5%
7,800	@	MWI Veterinary Supply, Inc.	294,060
260,800		Sojitz Corp.	493,459

			787,519

Diversified Financial Services: 1.8%
63,300		Ameriprise Financial, Inc.	2,457,306
65,100		BGC Partners, Inc.	300,762

			2,758,068

Electrical Components & Equipment: 1.1%
39,400		Emerson Electric Co.	1,678,440

			1,678,440

Electronics: 0.3%
60,100	@	China Security & Surveillance Technology, Inc.	459,164

			459,164

Engineering & Construction: 1.9%
8,956		Eiffage S.A.	504,783
6,602		Hochtief AG	503,513
15,033		Leighton Holdings Ltd.	509,593
143,000		Obayashi Corp.	486,751
194,000		SembCorp Industries Ltd.	506,928
19,622		WorleyParsons Ltd.	509,495

			3,021,063

Entertainment: 0.3%
9,700		Sankyo Co. Ltd.	485,711

			485,711

Environmental Control: 0.3%
63,300		Energy Solutions, Inc.	537,417

			537,417

Food: 9.5%
20,700	@	American Dairy, Inc.	448,776
22,200	@	American Italian Pasta Co.	772,338
38,207		Associated British Foods PLC	506,521
10,335		Carrefour S.A.	495,736
73,100		ConAgra Foods, Inc.	1,684,955
6,474		Delhaize Group	495,256
8,131		Groupe Danone	498,445
47,000		Hershey Co.	1,682,130
104,000		Kraft Foods, Inc.	2,826,720
8,070		Metro AG	492,857

See Accompanying Notes to Financial Statements

107

ING FOCUS 5 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Food: (continued)
10,233		Nestle S.A.	$496,645
60,400		Sysco Corp.	1,687,576
73,290		Tesco PLC	505,611
15,701		Unilever PLC	503,300
47,800		Weis Markets, Inc.	1,738,008

			14,834,874

Food Service: 0.6%
68,924		Compass Group PLC	493,254
8,676		Sodexho Alliance S.A.	493,663

			986,917

Forest Products & Paper: 2.9%
91,000		International Paper Co.	2,436,980
58,500		MeadWestvaco Corp.	1,674,855
118,000		OJI Paper Co. Ltd.	494,402

			4,606,237

Healthcare - Products: 2.1%
23,000	@	Abaxism, Inc.	587,650
8,215	S	Cochlear Ltd.	507,306
18,100	@	Hanger Orthopedic Group, Inc.	250,323
26,300		Johnson & Johnson	1,693,983
17,300	@	Medical Action Industries, Inc.	277,838

			3,317,100

Healthcare - Services: 1.7%
68,400		Cigna Corp.	2,412,468
17,000	@	Healthways, Inc.	311,780

			2,724,248

Holding Companies - Diversified: 0.3%
22,292		GEA Group AG	496,577

			496,577

Home Builders: 1.4%
55,000		MDC Holdings, Inc.	1,707,200
55,000		Sekisui House Ltd.	499,308

			2,206,508

Household Products/Wares: 1.4%
27,700		Clorox Co.	1,689,700
9,514		Reckitt Benckiser PLC	514,993

			2,204,693

Insurance: 1.7%
26,800	@	Citizens, Inc.	175,004
48,800		Prudential Financial, Inc.	2,428,288

			2,603,292

Internet: 0.5%
38,300	@	Cogent Communications Group, Inc.	377,638
49,500	@	Limelight Networks, Inc.	194,535
16,600	@	Perficient, Inc.	139,938

			712,111

Iron/Steel: 1.4%
37,100		Nucor Corp.	1,730,715
172,571		OneSteel Ltd.	518,330

			2,249,045

Leisure Time: 0.3%
40,600		Sega Sammy Holdings, Inc.	485,849

			485,849

Shares			Value

Lodging: 0.3%
34,768		Intercontinental Hotels Group PLC	$499,546

			499,546

Machinery - Construction & Mining: 0.3%
33,923		Atlas Copco AB - Class A	498,664

			498,664

Machinery - Diversified: 0.9%
14,529		Metso OYJ	511,063
19,000	@	Middleby Corp.	931,380

			1,442,443

Media: 0.6%
55,728		British Sky Broadcasting PLC	503,380
51,850		WPP PLC	507,107

			1,010,487

Metal Fabricate/Hardware: 2.0%
25,824		Assa Abloy AB	497,499
29,112		SKF AB - B Shares	501,996
23,136		Tenaris S.A.	498,162
127,800		Worthington Industries	1,670,346

			3,168,003

Mining: 1.0%
13,288		BHP Billiton Ltd.	508,487
34,576		Eurasian Natural Resources Corp.	506,452
14,602		Umicore	487,102

			1,502,041

Miscellaneous Manufacturing: 3.4%
17,665	S	Crane Co.	540,902
26,700		Eaton Corp.	1,698,654
42,900		Honeywell International, Inc.	1,681,680
21,500		Koppers Holdings, Inc.	654,460
62,900	@	Smith & Wesson Holding Corp.	257,261
158,839		Tomkins PLC	493,596

			5,326,553

Office Furnishings: 0.8%
42,530		HNI, Corp.	1,175,104

			1,175,104

Oil & Gas: 5.0%
37,000		Chevron Corp.	2,848,630
54,600		Marathon Oil Corp.	1,704,612
34,451		Origin Energy Ltd.	518,324
40,337		Santos Ltd.	508,027
20,000		Statoil ASA	498,792
146,700		W&T Offshore, Inc.	1,716,390

			7,794,775

Oil & Gas Services: 2.3%
28,500	@	Hornbeck Offshore Services, Inc.	663,480
55,200		National Oilwell Varco, Inc.	2,433,768
30,921		Petrofac Ltd.	517,615

			3,614,863

Packaging & Containers: 1.1%
56,800		Bemis Co.	1,684,120

			1,684,120

Pharmaceuticals: 6.0%
31,500		Abbott Laboratories	1,700,685

See Accompanying Notes to Financial Statements

108

ING FOCUS 5 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Pharmaceuticals: (continued)
23,400		Daiichi Sankyo Co. Ltd.	$490,733
76,950		Merck & Co., Inc.	2,811,753
153,800	S	Pfizer, Inc.	2,797,622
2,923		Roche Holding AG - Genusschein	499,871
16,000		Santen Pharmaceutical Co. Ltd.	513,962
11,561		UCB S.A.	482,552

			9,297,178

Retail: 11.1%
30,500	@	Allion Healthcare, Inc,	200,080
19,500	@	Buffalo Wild Wings, Inc.	785,265
74,800		Esprit Holdings Ltd.	496,273
23,600	@	Genesco, Inc.	648,056
155,900		Home Depot, Inc.	4,510,182
19,400	@	JoS. A Bank Clothiers, Inc.	818,486
87,400		Limited Brands, Inc.	1,681,576
44,900		McDonald’s Corp.	2,803,556
15,154		Next PLC	506,689
29,300	@	Sears Holding Corp.	2,445,085
24,100		Seven & I Holdings Co. Ltd.	492,085
49,600	@	Texas Roadhouse, Inc.	557,008
18,655		Wesfarmers Ltd.	521,497
22,610		Whitbread PLC	513,057
32,000	@	Zumiez, Inc.	407,040

			17,385,935

Savings & Loans: 0.5%
12,000		ESSA Bancorp, Inc.	140,400
34,200		Oritani Financial Corp.	469,566
11,900		United Financial Bancorp, Inc.	156,009

			765,975

Software: 0.9%
30,400	@	infoGROUP, Inc.	243,808
18,900	@	Monotype Imaging Holdings, Inc.	170,667
11,700	@	PROS Holdings, Inc.	121,095
139,693	S	Sage Group PLC	494,688
33,700	@	Smith Micro Software, Inc.	308,018

			1,338,276

Telecommunications: 7.4%
100,700		AT&T, Inc.	2,822,621
317,700	@	Motorola, Inc.	2,465,352
650,400	@, S	Sprint Nextel Corp.	2,380,464
32,460		Tele2 AB - B Shares	498,628
53,962		Telefonaktiebolaget LM Ericsson	496,777
85,400		Verizon Communications, Inc.	2,829,302

			11,493,144

Transportation: 1.2%
33,300	@	Genco Shipping & Trading Ltd.	745,254
121,000		Nippon Express Co. Ltd.	499,700
6,900	@	PHI, Inc.	142,830
65,013		Toll Holdings Ltd.	507,684

			1,895,468

Water: 0.3%
12,500		California Water Service Group	460,250

			460,250

		Total Common Stock (Cost $154,223,315)	153,201,864

Shares			Value

EXCHANGE-TRADED FUNDS: 0.5%
Exchange-Traded Funds: 0.5%
13,700	iShares MSCI EAFE Index Fund		$757,610

	Total Exchange-Traded Funds (Cost $770,891)		757,610

PREFERRED STOCK: 0.3%
Auto Manufacturers: 0.3%
5,417	Volkswagen AG		506,073

	Total Preferred Stock (Cost $510,849)		506,073

RIGHTS: 0.0%
Oil & Gas: 0.0%
1,258	Woodside Petroleum Ltd.		5,955

	Total Rights (Cost $—)		5,955

	Total Investments in Securities (Cost $155,505,055)*	98.9%	$154,471,502
	Other Assets and Liabilities - Net	1.1	1,665,616

	Net Assets	100.0%	$156,137,118

@	Non-income producing security
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
*	Cost for federal income tax purposes is $156,003,457.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$3,088,795
Gross Unrealized Depreciation	(4,620,750)

Net Unrealized Depreciation	$(1,531,955)

See Accompanying Notes to Financial Statements

109

ING FOCUS 5 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock
Aerospace/Defense	$8,640,782	$1,022,079	$—	$9,662,861
Agriculture	—	493,979	—	493,979
Apparel	1,691,844	—	—	1,691,844
Auto Manufacturers	2,451,000	992,073	—	3,443,073
Banks	1,340,477	—	—	1,340,477
Beverages	3,074,112	504,443	—	3,578,555
Building Materials	—	1,497,072	—	1,497,072
Chemicals	3,762,924	492,004	—	4,254,928
Commercial Services	1,443,319	3,008,255	—	4,451,574
Computers	3,694,339	490,416	—	4,184,755
Cosmetics/Personal Care	127,785	967,303	—	1,095,088
Distribution/Wholesale	294,060	493,459	—	787,519
Diversified Financial Services	2,758,068	—	—	2,758,068
Electrical Components & Equipment	1,678,440	—	—	1,678,440
Electronics	459,164	—	—	459,164
Engineering & Construction	—	3,021,063	—	3,021,063
Entertainment	—	485,711	—	485,711
Environmental Control	537,417	—	—	537,417
Food	10,840,503	3,994,371	—	14,834,874
Food Service	—	986,917	—	986,917
Forest Products & Paper	4,111,835	494,402	—	4,606,237
Healthcare - Products	2,809,794	507,306	—	3,317,100
Healthcare - Services	2,724,248	—	—	2,724,248
Holding Companies - Diversified	—	496,577	—	496,577
Home Builders	1,707,200	499,308	—	2,206,508
Household Products/Wares	1,689,700	514,993	—	2,204,693
Insurance	2,603,292	—	—	2,603,292
Internet	712,111	—	—	712,111
Iron/Steel	1,730,715	518,330	—	2,249,045
Leisure Time	—	485,849	—	485,849
Lodging	—	499,546	—	499,546
Machinery - Construction & Mining	—	498,664	—	498,664
Machinery - Diversified	931,380	511,063	—	1,442,443
Media	—	1,010,487	—	1,010,487
Metal Fabricate/Hardware	2,168,508	999,495	—	3,168,003
Mining	—	1,502,041	—	1,502,041
Miscellaneous Manufacturing	4,832,957	493,596	—	5,326,553
Office Furnishings	1,175,104	—	—	1,175,104
Oil & Gas	6,269,632	1,525,143	—	7,794,775
Oil & Gas Services	3,097,248	517,615	—	3,614,863
Packaging & Containers	1,684,120	—	—	1,684,120
Pharmaceuticals	7,310,060	1,987,118	—	9,297,178
Retail	14,856,334	2,529,601	—	17,385,935
Savings & Loans	765,975	—	—	765,975
Software	843,588	494,688	—	1,338,276
Telecommunications	10,497,739	995,405	—	11,493,144
Transportation	888,084	1,007,384	—	1,895,468

See Accompanying Notes to Financial Statements

110

ING FOCUS 5 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Water	$460,250	$—	$—	$460,250

Total Common Stock	116,664,108	36,537,756	—	153,201,864

Exchange-Traded Funds	757,610	—	—	757,610
Preferred Stock	—	506,073	—	506,073
Rights	—	5,955	—	5,955

Total Investments, at value	$117,421,718	$37,049,784	$—	$154,471,502

Other Financial Instruments+:
Futures	14,887	—	—	14,887

Total Assets	$117,436,605	$37,049,784	$—	$154,486,389

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are catagorized as Level 2 investments.

ING Focus 5 Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
DJIA Mini e-CBOT	17	03/19/10	$881,025	$8,038
S&P 500 E-Mini	8	03/19/10	444,280	6,849

			$1,325,305	$14,887

See Accompanying Notes to Financial Statements

111

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$14,887

Total Asset Derivatives		$14,887

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$34,772

Total	$34,772

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$(27,233)

Total	$(27,233)

ING FRANKLIN INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 30.0%
Banks: 4.8%
550,000	S	Bank of America Corp.	$8,283,000
200,000		Barclays PLC	881,290
204,000	S	Capital One Financial Corp.	7,821,360
715,075		Citigroup, Inc.	2,366,898
300,000		HSBC Holdings PLC	3,422,496
150,000		JPMorgan Chase & Co.	6,250,500
299,600		Wells Fargo & Co.	8,086,204

			37,111,748

Beverages: 0.3%
150,000		Diageo PLC	2,616,914

			2,616,914

Electric: 11.2%
195,000		Ameren Corp.	5,450,250
175,000		American Electric Power Co., Inc.	6,088,250
100,000		Consolidated Edison, Inc.	4,543,000
160,000		Dominion Resources, Inc.	6,227,200
500,000		Duke Energy Corp.	8,605,000
60,000		FirstEnergy Corp.	2,787,000
70,000		FPL Group, Inc.	3,697,400
225,000	S	Pacific Gas & Electric Co.	10,046,250
125,000		Pinnacle West Capital Corp.	4,572,500
109,400		Portland General Electric Co.	2,232,854
150,000		Progress Energy, Inc.	6,151,500
200,000		Public Service Enterprise Group, Inc.	6,650,000
250,000		Southern Co.	8,330,000
250,000		TECO Energy, Inc.	4,055,000
375,000		Xcel Energy, Inc.	7,957,500

			87,393,704

Gas: 1.3%
120,000		AGL Resources, Inc.	4,376,400
50,000		CenterPoint Energy, Inc.	725,500
40,000		NiSource, Inc.	615,200
80,800		Sempra Energy	4,523,184

			10,240,284

Healthcare - Products: 0.5%
60,000		Johnson & Johnson	3,864,600

			3,864,600

Internet: 0.5%
103,951	@	Charter Communications, Inc.	3,690,261

			3,690,261

Media: 0.2%
110,000		Comcast Corp. - Class A	1,854,600

			1,854,600

Mining: 0.8%
10,000		Barrick Gold Corp.	393,800
120,000		Newmont Mining Corp.	5,677,200

			6,071,000

Office/Business Equipment: 0.2%
200,000		Xerox Corp.	1,692,000

			1,692,000

Oil & Gas: 3.9%
59,813	@, L	Callon Petroleum Co.	89,720
300,000		Canadian Oil Sands Trust	8,579,624

Shares			Value

Oil & Gas: (continued)
175,000	S	ConocoPhillips	$8,937,250
190,000		ExxonMobil Corp.	12,956,100

			30,562,694

Pharmaceuticals: 2.0%
37,200		Abbott Laboratories	2,008,428
370,000		Merck & Co., Inc.	13,519,800

			15,528,228

Pipelines: 0.6%
209,600		Spectra Energy Corp.	4,298,896

			4,298,896

Retail: 0.2%
40,000		Target Corp.	1,934,800

			1,934,800

Semiconductors: 1.3%
300,000		Intel Corp.	6,120,000
200,000		Maxim Integrated Products	4,060,000

			10,180,000

Telecommunications: 2.1%
300,000		AT&T, Inc.	8,409,000
130,000		Verizon Communications, Inc.	4,306,900
1,500,000		Vodafone Group PLC	3,473,562

			16,189,462

Water: 0.1%
27,900		American Water Works Co., Inc.	625,239

			625,239

		Total Common Stock (Cost $248,059,337)	233,854,430

REAL ESTATE INVESTMENT TRUSTS: 0.2%
Diversified: 0.2%
120,000		Duke Realty Corp.	1,460,400

			1,460,400

Mortgage: 0.0%
85,900	@	iStar Financial, Inc.	219,904

			219,904

		Total Real Estate Investment Trusts (Cost $4,415,431)	1,680,304

PREFERRED STOCK: 5.1%
Auto Manufacturers: 0.1%
120,000	P	General Motors Corp.	685,500

			685,500

Banks: 3.5%
9,300		Bank of America Corp.	8,174,700
80,000	@	Citigroup, Inc.	8,347,200
100,000	@, #	Deutsche Bank AG/London	2,703,800
1,839	@, #, P	General Motors Acceptance Corp.	1,212,246
75,000	@, #	Goldman Sachs Group, Inc.	3,383,197
4,000		Wells Fargo & Co.	3,672,000

			27,493,143

See Accompanying Notes to Financial Statements

112

ING FRANKLIN INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Diversified Financial Services: 0.4%
150,000	@	Credit Suisse Securities USA LLC	$2,875,320

			2,875,320

Electric: 0.2%
20,000	L	FPL Group, Inc.	1,039,800

			1,039,800

Healthcare - Services: 0.3%
2,500	@	Tenet Healthcare Corp.	2,406,250

			2,406,250

Oil & Gas: 0.4%
48,940	@	Callon Petroleum Co.	73,410
700	P	McMoRan Exploration Co.	918,174
15,000	@, #	SandRidge Energy, Inc.	2,147,025

			3,138,609

Real Estate: 0.1%
90,000	L	Felcor Lodging Trust, Inc.	1,001,250

			1,001,250

Sovereign: 0.1%
191,500	@, P, ##	Federal Home Loan Mortgage Corporation	201,075
50	@, P	Federal National Mortgage Association - Convertible Series 2004-1	150,000
113,600	@	Federal National Mortgage Association - Series 08-1	202,208
100,000	@, P	Federal National Mortgage Association - Series Q	97,500
194,460	@, P	Federal National Mortgage Association - Series R	180,848
96,100	@, P	Federal National Mortgage Association - Series S	105,710

			937,341

		Total Preferred Stock (Cost $63,004,483)	39,577,213

WARRANTS: 0.0%
Media: 0.0%
25,281		Charter Communications, Inc.	176,967

		Total Warrants (Cost $9,030,960)	176,967

Principal Amount			Value
CORPORATE BONDS/NOTES: 57.6%
Advertising: 0.3%
$2,100,000		Lamar Media Corp., 9.750%, due 04/01/14	$2,328,375

			2,328,375

Agriculture: 0.1%
750,000	#	Alliance One International, Inc., 10.000%, due 07/15/16	791,250

			791,250

Principal Amount			Value

Auto Manufacturers: 0.2%
$500,000	±	General Motors Corp., 8.375%, due 07/15/33	$137,500
1,500,000		Navistar International Corp., 8.250%, due 11/01/21	1,545,000

			1,682,500

Auto Parts & Equipment: 0.7%
1,439,762		Allison Transmission, Inc., 2.990%, due 08/07/14	1,325,662
410,234		Allison Transmission, Inc., 3.030%, due 08/07/14	377,723
574,328		Allison Transmission, Inc., 3.040%, due 08/07/14	528,812
3,909,774		U.S. Investigations Services, Inc., 3.253%, due 04/01/15	3,523,684

			5,755,881

Banks: 5.1%
1,500,000		Bank of America Corp., 8.125%, due 12/29/49	1,445,985
2,823,000	#	General Motors Acceptance Corp., 6.875%, due 09/15/11	2,808,885
7,000,000	#	General Motors Acceptance Corp., 7.750%, due 01/19/10	7,002,726
2,500,000	#	Goldman Sachs Group, Inc., 10.550%, due 07/21/10	3,047,231
3,842,000	#	Goldman Sachs Group, Inc., 12.500%, due 04/01/10	4,042,720
12,500,000		JPMorgan Chase & Co., 7.900%, due 04/29/49	12,935,425
1,325,000		Wells Fargo Capital XIII, 7.700%, due 12/29/49	1,291,875
6,500,000		Wells Fargo Capital XV, 9.750%, due 09/26/44	6,987,500

			39,562,347

Biotechnology: 0.1%
600,000	#	Talecris Biotherapeutics Holdings Corp., 7.750%, due 11/15/16	612,000

			612,000

Chemicals: 0.6%
1,000,000		Huntsman International, LLC, 7.875%, due 11/15/14	982,500
EUR 3,220,000	#	Ineos Group Holdings PLC, 7.875%, due 02/15/16	2,942,715
$400,000	#	Nalco Co., 8.250%, due 05/15/17	427,000

			4,352,215

Coal: 0.1%
1,000,000	#	Arch Coal, Inc., 8.750%, due 08/01/16	1,062,500

			1,062,500

Commercial Services: 2.4%
3,000,000		Ceridian Corp., 11.250%, due 11/15/15	2,876,250
8,000,000		Hertz Corp., 8.875%, due 01/01/14	8,220,000

See Accompanying Notes to Financial Statements

113

ING FRANKLIN INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value

Commercial Services: (continued)
$1,500,000	S, L	Hertz Corp., 10.500%, due 01/01/16	$1,608,750
4,000,000	&, #	Quintiles Transnational Corp., 9.500%, due 12/30/14	4,030,000
1,750,000		United Rentals North America, Inc., 7.750%, due 11/15/13	1,645,000

			18,380,000

Computers: 0.5%
800,000		SunGard Data Systems, Inc., 10.250%, due 08/15/15	856,000
2,500,000		SunGard Data Systems, Inc., 10.625%, due 05/15/15	2,765,625

			3,621,625

Diversified Financial Services: 5.8%
3,000,000	#	CEVA Group PLC, 10.000%, due 09/01/14	2,865,000
6,500,000		Ford Motor Credit Co., LLC, 3.034%, due 01/13/12	6,053,125
3,000,000		Ford Motor Credit Co., LLC, 7.000%, due 10/01/13	2,997,909
2,000,000		Ford Motor Credit Co., LLC, 7.250%, due 10/25/11	2,020,628
5,000,000		Ford Motor Credit Co., LLC, 7.500%, due 08/01/12	5,045,195
2,500,000		Ford Motor Credit Co., LLC, 8.000%, due 06/01/14	2,569,328
2,500,000		Ford Motor Credit Co., LLC, 8.700%, due 10/01/14	2,616,253
2,500,000		Ford Motor Credit Co., LLC, 9.750%, due 09/15/10	2,580,055
2,000,000		Ford Motor Credit Co., LLC, 9.875%, due 08/10/11	2,094,812
5,000,000		Ford Motor Credit Co., LLC, 12.000%, due 05/15/15	5,804,000
1,000,000	#	Petroplus Finance Ltd., 6.750%, due 05/01/14	945,000
1,000,000	#	Petroplus Finance Ltd., 7.000%, due 05/01/17	905,000
2,750,000		UPC Germany, 8.125%, due 12/01/17	4,040,813
1,500,000		UPC Germany, 9.625%, due 12/01/19	2,179,889
2,100,000	#	UPC Germany GmbH, 8.125%, due 12/01/17	2,134,125
400,000	S	Vanguard Health Holding Co. I, LLC, 11.250%, due 10/01/15	423,000

			45,274,132

Electric: 6.0%
1,750,000	#	Calpine Construction Finance Co. L.P., 8.000%, due 06/01/16	1,811,250
1,000,000		CMS Energy Corp., 8.750%, due 06/15/19	1,099,542
1,500,000	S	Energy Future Holdings, 10.875%, due 11/01/17	1,233,750
16,733,160	&	Energy Future Holdings, 11.250%, due 11/01/17	11,922,372
1,500,000	#	Intergen NV, 9.000%, due 06/30/17	1,571,250

Principal Amount			Value

Electric: (continued)
$1,800,000		Public Service Co. of New Mexico, 7.950%, due 05/15/18	$1,887,115
1,000,000	S	RRI Energy, Inc., 7.625%, due 06/15/14	995,000
4,600,000		RRI Energy, Inc., 7.875%, due 06/15/17	4,542,500
8,287,496		Texas Competitive Electric Holdings Co., LLC, 3.735%, due 10/24/14	6,769,848
42,829		Texas Competitive Electric Holdings Co., LLC, 3.751%, due 10/24/14	34,986
64,244		Texas Competitive Electric Holdings Co., LLC, 3.753%, due 10/24/14	52,479
4,000,000		Texas Competitive Electric Holdings Co., LLC, 10.250%, due 11/01/15	3,260,000
10,000,000	S	Texas Competitive Electric Holdings Co., LLC, 10.250%, due 11/01/15	8,150,000
4,999,999	&	Texas Competitive Electric Holdings Co., LLC, 10.500%, due 11/01/16	3,549,999

			46,880,091

Electronics: 0.5%
1,000,000		Flextronics International Ltd., 6.250%, due 11/15/14	990,000
2,050,000	L	Sanmina-SCI Corp., 6.750%, due 03/01/13	2,032,063
1,000,000		Sanmina-SCI Corp., 8.125%, due 03/01/16	1,002,500

			4,024,563

Entertainment: 0.3%
800,000	#	Cinemark USA, Inc., 8.625%, due 06/15/19	836,000
1,100,000		Regal Cinemas Corp., 8.625%, due 07/15/19	1,149,500

			1,985,500

Food: 0.4%
1,000,000	#	JBS USA LLC, 11.625%, due 05/01/14	1,137,500
2,000,000		Supervalu, Inc., 8.000%, due 05/01/16	2,040,000

			3,177,500

Gas: 0.5%
2,000,000		Sabine Pass LNG LP, 7.250%, due 11/30/13	1,825,000
2,500,000		Sabine Pass LNG LP, 7.500%, due 11/30/16	2,093,750

			3,918,750

Healthcare - Products: 0.2%
936,000		Bausch & Lomb, Inc, 3.501%, due 04/26/15	893,588
107,300		Bausch & Lomb, Inc., 3.281%, due 04/26/15	102,438
120,000		Bausch & Lomb, Inc., 3.501%, due 04/26/15	114,563

			1,110,589

See Accompanying Notes to Financial Statements

114

ING FRANKLIN INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value

Healthcare - Services: 6.1%
$5,000,000	S	Community Health Systems, Inc., 8.875%, due 07/15/15	$5,187,500
4,000,000		DaVita, Inc., 7.250%, due 03/15/15	4,030,000
3,000,000		HCA, Inc., 6.500%, due 02/15/16	2,865,000
6,000,000	#	HCA, Inc., 7.875%, due 02/15/20	6,262,500
6,000,000	#	HCA, Inc., 8.500%, due 04/15/19	6,495,000
4,000,000		HCA, Inc., 9.250%, due 11/15/16	4,305,000
4,000,000	S	Tenet Healthcare Corp., 7.375%, due 02/01/13	4,030,000
2,750,000	#	Tenet Healthcare Corp., 9.000%, due 05/01/15	2,983,750
5,000,000		Tenet Healthcare Corp., 9.250%, due 02/01/15	5,350,000
2,750,000	#	Tenet Healthcare Corp., 10.000%, due 05/01/18	3,093,750
3,485,000	&	US Oncology Holdings, Inc., 6.428%, due 03/15/12	3,275,900

			47,878,400

Holding Companies - Diversified: 0.3%
2,000,000	#	Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC, 7.750%, due 10/15/16	2,055,000

			2,055,000

Home Builders: 0.3%
2,500,000		KB Home, 5.750%, due 02/01/14	2,362,500

			2,362,500

Household Products/Wares: 1.1%
400,000		Jarden Corp., 8.000%, due 05/01/16	415,000
3,300,000	#	Johnsondiversey Holdings, Inc., 10.500%, due 05/15/20	3,333,000
5,000,000	#	JohnsonDiversey, Inc., 8.250%, due 11/15/19	5,087,500

			8,835,500

Insurance: 1.0%
900,000		Aflac, Inc., 8.500%, due 05/15/19	1,038,513
6,000,000	#	Liberty Mutual Group, Inc., 10.750%, due 06/15/58	6,420,000

			7,458,513

Lodging: 0.8%
750,000	#	Harrahs Operating Escrow LLC/Harrahs Escrow Corp., 11.250%, due 06/01/17	788,438
2,000,000	S	MGM Mirage, Inc., 6.750%, due 04/01/13	1,735,000
1,000,000		MGM Mirage, Inc., 13.000%, due 11/15/13	1,152,500
2,500,000		Wyndham Worldwide Corp., 9.875%, due 05/01/14	2,781,655

			6,457,593

Principal Amount			Value

Machinery - Construction & Mining: 0.5%
$4,000,000	S	Terex Corp., 8.000%, due 11/15/17	$3,870,000

			3,870,000

Media: 5.3%
3,500,000		Cablevision Systems Corp., 8.000%, due 04/15/12	3,718,750
1,000,000	#	Cablevision Systems Corp., 8.625%, due 09/15/17	1,046,250
1,000,000		CBS Corp., 8.875%, due 05/15/19	1,198,305
5,867,024	#	CCH II, LLC / CCH II Capital Corp., 13.500%, due 11/30/16	6,879,086
2,000,000	#	Cequel Communications Holdings I, LLC and Cequel Capital Corp., 8.625%, due 11/15/17	2,030,000
8,469,075		Clear Channel Communications, Inc., 3.881%, due 11/13/15	6,961,655
2,000,000	#	Clear Channel Worldwide Holdings, Inc., 9.250%, due 12/15/17	2,066,000
2,400,000	±	Dex Media, Inc., 8.000%, due 11/15/13	618,000
5,000,000	±	Dex Media, Inc., 9.000%, due 11/15/13	1,287,500
6,000,000		DISH DBS Corp., 7.750%, due 05/31/15	6,315,000
1,941,550		Idearc, Inc., 5.750%, due 11/17/13	1,015,916
2,250,000	#	Liberty Global, Inc., 4.500%, due 11/15/16	2,452,500
4,600,000	±	R.H. Donnelley Corp., 6.875%, due 01/15/13	454,250
6,000,000	±	R.H. Donnelley Corp., 8.875%, due 01/15/16	592,500
6,000,000	±	R.H. Donnelley Corp., 8.875%, due 10/15/17	592,500
3,946,874	&, #	Univision Communications, Inc., 9.750%, due 03/15/15	3,478,183
500,000	#	Univision Communications, Inc., 12.000%, due 07/01/14	553,125

			41,259,520

Mining: 0.7%
2,500,000	S	Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	2,737,500
1,200,000		Teck Resources Ltd., 9.750%, due 05/15/14	1,390,500
1,100,000		Teck Resources Ltd., 10.750%, due 05/15/19	1,320,000

			5,448,000

Miscellaneous Manufacturing: 0.6%
1,000,000		RBS Global, Inc. and Rexnord Corp., 9.500%, due 08/01/14	1,007,500
2,266,000	#	RBS Global, Inc. and Rexnord Corp., 9.500%, due 08/01/14	2,282,995

See Accompanying Notes to Financial Statements

115

ING FRANKLIN INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value

Miscellaneous Manufacturing: (continued)
$1,500,000	S	RBS Global, Inc. and Rexnord Corp., 11.750%, due 08/01/16	$1,492,500

			4,782,995

Oil & Gas: 6.7%
1,400,000	#	Antero Resources Finance Corp., 9.375%, due 12/01/17	1,435,000
400,000		Bill Barrett Co., 9.875%, due 07/15/16	428,000
2,175,000		Callon Petroleum Co., 13.000%, due 09/15/16	1,631,250
4,000,000		Chesapeake Energy Corp., 6.250%, due 01/15/18	3,860,000
3,000,000		Chesapeake Energy Corp., 6.875%, due 11/15/20	2,910,000
6,000,000		Chesapeake Energy Corp., 7.250%, due 12/15/18	6,075,000
3,500,000		Chesapeake Energy Corp., 9.500%, due 02/15/15	3,858,750
4,000,000	#, S	Forest Oil Corp., 8.500%, due 02/15/14	4,200,000
1,700,000		Mariner Energy, Inc., 7.500%, due 04/15/13	1,700,000
3,000,000		Newfield Exploration Co., 6.625%, due 04/15/16	3,022,500
4,200,000		PetroHawk Energy Corp., 7.875%, due 06/01/15	4,263,000
2,400,000		PetroHawk Energy Corp., 10.500%, due 08/01/14	2,634,000
2,000,000		Pioneer Natural Resources Co., 6.650%, due 03/15/17	1,982,534
2,500,000		Pioneer Natural Resources Co., 6.875%, due 05/01/18	2,486,050
2,000,000	S	Plains Exploration & Production Co., 10.000%, due 03/01/16	2,200,000
1,300,000		Quicksilver Resources, Inc., 11.750%, due 01/01/16	1,482,000
2,000,000	#	SandRidge Energy, Inc., 8.000%, due 06/01/18	1,975,000
3,200,000	#	SandRidge Energy, Inc., 9.875%, due 05/15/16	3,384,000
3,000,000	#	W&T Offshore, Inc., 8.250%, due 06/15/14	2,865,000

			52,392,084

Oil & Gas Services: 0.6%
1,900,000	#	Expro Finance Luxembourg SCA, 8.500%, due 12/15/16	1,895,250
1,000,000		SEACOR Holdings, Inc., 7.375%, due 10/01/19	1,014,088
2,000,000		Sesi, LLC, 6.875%, due 06/01/14	1,980,000

			4,889,338

Pipelines: 2.0%
6,000,000		Dynegy Holdings, Inc., 7.500%, due 06/01/15	5,640,000
2,500,000		Dynegy Holdings, Inc., 7.750%, due 06/01/19	2,181,250
4,500,000		El Paso Corp., 7.250%, due 06/01/18	4,468,491

Principal Amount			Value

Pipelines: (continued)
$1,500,000		El Paso Corp., 7.750%, due 01/15/32	$1,425,920
1,600,000		El Paso Corp., 12.000%, due 12/12/13	1,884,000

			15,599,661

Real Estate: 2.4%
1,500,000		Duke Realty LP, 5.950%, due 02/15/17	1,398,021
1,200,000		Duke Realty LP, 7.375%, due 02/15/15	1,266,842
1,700,000	#	Felcor Lodging L.P., 10.000%, due 10/01/14	1,723,375
1,500,000		HCP, Inc., 6.700%, due 01/30/18	1,457,427
2,500,000		Host Hotels & Resorts L.P., 6.375%, due 03/15/15	2,462,500
1,500,000		Host Hotels & Resorts L.P., 6.750%, due 06/01/16	1,500,000
2,000,000		Host Hotels & Resorts L.P., 6.875%, due 11/01/14	2,022,500
1,000,000	#	Host Hotels & Resorts L.P., 9.000%, due 05/15/17	1,086,250
4,500,000		iStar Financial, Inc., 0.751%, due 10/01/12	2,480,850
5,000,000		iStar Financial, Inc., 8.625%, due 06/01/13	3,250,000

			18,647,765

Retail: 1.3%
4,592,000		Dollar General Corp., 10.625%, due 07/15/15	5,108,600
2,228,000	&	Dollar General Corp., 11.875%, due 07/15/17	2,584,480
1,000,000	#	Limited Brands, 8.500%, due 06/15/19	1,092,500
1,500,000		Wendy’s/Arby’s Restaurants, LLC, 10.000%, due 07/15/16	1,642,500

			10,428,080

Savings & Loans: 0.0%
1,750,000	#, ±	Washington Mutual IV, 9.750%, due 10/29/49	35,000

			35,000

Semiconductors: 1.0%
1,041,000	#	Advanced Micro Devices, Inc., 5.750%, due 08/15/12	1,031,891
260,000		Advanced Micro Devices, Inc., 5.750%, due 08/15/12	257,725
1,500,000	#	Advanced Micro Devices, Inc., 8.125%, due 12/15/17	1,501,875
1,000,000		Freescale Semiconductor, Inc., 10.125%, due 12/15/16	810,000
4,311,906		Freescale Semiconductor, Inc., 12.500%, due 12/15/14	3,791,783

			7,393,274

Software: 1.3%
5,576,629		First Data Corp., 2.999%, due 09/24/14	4,969,231
308,283		First Data Corp., 3.001%, due 09/24/14	274,705

See Accompanying Notes to Financial Statements

116

ING FRANKLIN INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value

Software: (continued)
$5,200,000	S	First Data Corp., 9.875%, due 09/24/15	$4,875,000

			10,118,936

Telecommunications: 1.8%
1,400,000	#	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, due 05/01/17	1,498,000
5,500,000	#	Clearwire Communications, LLC/Clearwire Finance, Inc., 12.000%, due 12/01/15	5,610,000
1,500,000		Cricket Communications, Inc., 9.375%, due 11/01/14	1,515,000
1,000,000		Crown Castle International Corp., 9.000%, due 01/15/15	1,070,000
1,000,000	#	Digicel Group Ltd., 8.875%, due 01/15/15	975,000
1,600,000		Qwest Corp., 8.375%, due 05/01/16	1,724,000
1,800,000	#	Wind Acquisition Finance S.A., 11.750%, due 07/15/17	1,975,500

			14,367,500

		Total Corporate Bonds/Notes (Cost $448,934,797)	448,799,477

		Total Long-Term Investments (Cost $773,445,008)	724,088,391

Shares		Value

SHORT-TERM INVESTMENTS: 6.1%
Affiliated Mutual Fund: 5.8%
45,000,000	ING Institutional Prime Money Market Fund - Class I	$45,000,000

	Total Mutual Fund (Cost $45,000,000 )	45,000,000

Principal Amount				Value

Securities Lending Collateralcc: 0.3%
$2,638,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)		$2,638,000
262,251	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)		209,800

		Total Securities Lending Collateral (Cost $2,900,251)		2,847,800

		Total Short-Term Investments (Cost $47,900,251)		47,847,800

		Total Investments in Securities (Cost $821,345,259)*	99.0%	$771,936,191
		Other Assets and Liabilities - Net	1.0	7,948,218

		Net Assets	100.0%	$779,884,409

@	Non-income producing security
&	Payment-in-kind
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securities lending was invested in these short-term investments.
2	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
±	Defaulted security
EUR	EU Euro
*	Cost for federal income tax purposes is $821,864,752.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$44,160,023
Gross Unrealized Depreciation	(94,088,584)

Net Unrealized Depreciation	$(49,928,561)

See Accompanying Notes to Financial Statements

117

ING FRANKLIN INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table Investments, at value
Common Stock
Banks	$32,807,962	$4,303,786	$—	$37,111,748
Beverages	—	2,616,914	—	2,616,914
Electric	87,393,704	—	—	87,393,704
Gas	10,240,284	—	—	10,240,284
Healthcare - Products	3,864,600	—	—	3,864,600
Internet	3,690,261	—	—	3,690,261
Media	1,854,600	—	—	1,854,600
Mining	6,071,000	—	—	6,071,000
Office/Business Equipment	1,692,000	—	—	1,692,000
Oil & Gas	30,562,694	—	—	30,562,694
Pharmaceuticals	15,528,228	—	—	15,528,228
Pipelines	4,298,896	—	—	4,298,896
Retail	1,934,800	—	—	1,934,800
Semiconductors	10,180,000	—	—	10,180,000
Telecommunications	12,715,900	3,473,562	—	16,189,462
Water	625,239	—	—	625,239

Total Common Stock	223,460,168	10,394,262	—	233,854,430

Real Estate Investment Trusts	1,680,304	—	—	1,680,304
Preferred Stock	97,500	35,104,932	4,374,781	39,577,213
Warrants	176,967	—	—	176,967
Corporate Bonds/Notes	—	445,752,246	3,047,231	448,799,477
Short-Term Investments	47,638,000	—	209,800	47,847,800

Total Investments, at value	$272,052,939	$492,169,614	$6,713,638	$771,936,191

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table Investments, at value
Preferred Stock	$—	$3,129,441			$—	$—	$—	$327,166	$918,174	$—	$4,374,781
Convertible Bonds	5,096,068	—			(3,524,284)	—	(837,542)	924,258	—	(1,658,500)	—
Corporate Bonds /Notes	1,308,566	2,617,349			(1,086,939)	(12,421)	(1,368,144)	1,588,820	—	—	3,047,231
Short-Term Investments	—	—	$—	$—	—	—	—	—	209,800	—	209,800

Total Investments, at value	$6,404,634	$5,746,790	$—	$—	$(4,611,223)	$(12,421)	$(2,205,686)	$2,840,244	$209,800	$(1,658,500)	$6,713,638

See Accompanying Notes to Financial Statements

118

ING FRANKLIN INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $874,397.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are catagorized as Level 2 investments.

See Accompanying Notes to Financial Statements

119

ING FRANKLIN MUTUAL SHARES PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 81.7%
Aerospace/Defense: 0.1%
73,725	@	Gencorp, Inc.	$516,075

			516,075

Agriculture: 8.6%
480,814		Altria Group, Inc.	9,438,379
321,889		British American Tobacco PLC	10,449,570
82		British American Tobacco PLC ADR	5,302
297,106		Imperial Tobacco Group PLC	9,372,891
822		Japan Tobacco, Inc.	2,775,478
35,681		KT&G Corp.	1,973,298
20,157		Lorillard, Inc.	1,617,196
55,610		Philip Morris International, Inc.	2,679,846
63,927		Reynolds American, Inc.	3,386,213

			41,698,173

Auto Manufacturers: 0.6%
46,017		DaimlerChrysler AG	2,451,031
1,159,302	@, I	DaimlerChrysler Escrow, 0.000%, due 07/31/14	243,454

			2,694,485

Banks: 4.1%
203,421		Bank of America Corp.	3,063,520
974,744		Barclays PLC	4,295,162
2,100		Deutsche Bank AG	148,911
34,239		Deutsche Bank AG	2,421,038
47,924	@	Guaranty Bancorp	63,260
498,859	@	Intesa Sanpaolo S.p.A.	2,244,875
93,300		Morgan Stanley	2,761,680
15,530		Societe Generale	1,079,023
141,525	@	UBS AG - Reg	2,203,859
53,800		Wells Fargo & Co.	1,452,062

			19,733,390

Beverages: 4.8%
33,768		Brown-Forman Corp.	1,808,952
145		Brown-Forman Corp. - Class A	8,171
31,319		Carlsberg A/S	2,305,537
253,398		Dr Pepper Snapple Group, Inc.	7,171,163
122,834		Pepsi Bottling Group, Inc.	4,606,275
46,530		PepsiAmericas, Inc.	1,361,468
71,423		Pernod-Ricard S.A.	6,107,353

			23,368,919

Building Materials: 0.6%
115,723	@	Owens Corning, Inc.	2,967,138

			2,967,138

Chemicals: 1.0%
39,314		Linde AG	4,736,635

			4,736,635

Commercial Services: 0.4%
40,930		H&R Block, Inc.	925,837
49,591		Hillenbrand, Inc.	934,294

			1,860,131

Computers: 2.2%
47,710	@	Affiliated Computer Services, Inc.	2,847,810
386,574	@	Dell, Inc.	5,551,203
248,382	@	Sun Microsystems, Inc.	2,327,339

			10,726,352

Shares			Value

Cosmetics/Personal Care: 0.3%
12,441		L’Oreal S.A.	$1,389,482

			1,389,482

Diversified Financial Services: 0.9%
41,945	@	CIT Group, Inc.	1,158,101
39,912		Deutsche Boerse AG	3,305,095

			4,463,196

Electric: 3.9%
440,822		Babcock & Brown Infrastructure Group	1,625,371
174,193		E.ON AG	7,311,582
27,946		Entergy Corp.	2,287,101
72,424		Exelon Corp.	3,539,361
58,737		Gaz de France	2,544,545
68,073	@	NRG Energy, Inc.	1,607,204

			18,915,164

Electronics: 0.5%
98,732		Tyco Electronics Ltd.	2,423,871

			2,423,871

Food: 9.0%
547,001		Cadbury PLC	7,033,107
49,952		Carrefour S.A.	2,396,035
52,876		General Mills, Inc.	3,744,150
21,196		Groupe Danone	1,299,353
247,024		Kraft Foods, Inc.	6,714,112
262,902		Kroger Co.	5,397,378
175,711		Nestle S.A.	8,527,893
787,547		Orkla ASA	7,726,488
81,292		Supervalu, Inc.	1,033,221

			43,871,737

Forest Products & Paper: 3.7%
36,878	@	Domtar Corp.	2,043,410
166,208		International Paper Co.	4,451,050
53,357		MeadWestvaco Corp.	1,527,611
227,997		Weyerhaeuser Co.	9,835,791

			17,857,862

Healthcare - Products: 0.7%
42,681		Becton Dickinson & Co.	3,365,824

			3,365,824

Healthcare - Services: 2.8%
63,300	@	Community Health Systems, Inc.	2,253,480
3,265	@	Kindred Healthcare, Inc.	60,272
103,987	@	MDS, Inc.	814,317
901,741	@	Tenet Healthcare Corp.	4,860,384
181,700		UnitedHealth Group, Inc.	5,538,216

			13,526,669

Holding Companies - Diversified: 0.5%
441,581		Keppel Corp. Ltd.	2,572,270

			2,572,270

Insurance: 6.0%
81,774		ACE Ltd.	4,121,410
5,750		Alleghany Corp.	1,587,000
2	@	Berkshire Hathaway, Inc. - Class A	198,400
2,783	@	Berkshire Hathaway, Inc. - Class B	9,144,938
98,875	@	Conseco, Inc.	494,375

See Accompanying Notes to Financial Statements

120

ING FRANKLIN MUTUAL SHARES PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Insurance: (continued)
206,703		Old Republic International Corp.	$2,075,298
48,137		Travelers Cos., Inc.	2,400,111
20,198		White Mountains Insurance Group Ltd.	6,719,067
11,352		Zurich Financial Services AG	2,481,817

			29,222,416

Investment Companies: 0.1%
31,900	@, #, I	Bond Street Holdings, LLC	638,000

			638,000

Leisure Time: 0.1%
161,450		Thomas Cook Group PLC	596,424

			596,424

Media: 2.6%
786,174		News Corp. - Class A	10,762,719
45,104	@	Time Warner Cable, Inc.	1,866,855

			12,629,574

Mining: 0.8%
88,500	@	Anglo American PLC	3,832,712

			3,832,712

Miscellaneous Manufacturing: 2.3%
247,172	@	Eastman Kodak Co.	1,043,066
104,423		Federal Signal Corp.	628,626
68,244		Siemens AG	6,262,807
92,942		Tyco International Ltd.	3,316,171

			11,250,670

Office/Business Equipment: 0.7%
430,094		Xerox Corp.	3,638,595

			3,638,595

Oil & Gas: 5.3%
188,600		Marathon Oil Corp.	5,888,092
20,911		Noble Energy, Inc.	1,489,281
64,234	@	Pride International, Inc.	2,049,707
196,083		Royal Dutch Shell PLC	5,908,366
49,265		Total S.A.	3,164,285
90,768	@	Transocean Ltd.	7,515,590

			26,015,321

Oil & Gas Services: 0.6%
34,600		Baker Hughes, Inc.	1,400,608
63,611	@	Exterran Holdings, Inc.	1,364,456

			2,765,064

Pharmaceuticals: 0.9%
80,062		Novartis AG	4,372,125

			4,372,125

Real Estate: 0.5%
53,178	@	Forestar Real Estate Group, Inc.	1,168,852
36,301	@	St. Joe Co.	1,048,736

			2,217,588

Retail: 3.3%
408,009		CVS Caremark Corp.	13,141,970
52,921		Wal-Mart Stores, Inc.	2,828,627

			15,970,597

Shares			Value

Semiconductors: 1.7%
872,815	@	LSI Logic Corp.	$5,245,618
161,574		Maxim Integrated Products	3,279,952

			8,525,570

Software: 2.4%
376,067		Microsoft Corp.	11,466,283

			11,466,283

Telecommunications: 5.6%
1,946,781		Cable & Wireless PLC	4,428,792
518,134		Motorola, Inc.	4,020,720
274,644		Royal KPN NV	4,668,251
17,161	S	Tandberg ASA	488,067
101,326		Telefonica S.A.	2,836,015
313,583		Virgin Media, Inc.	5,277,602
2,351,629		Vodafone Group PLC	5,445,686

			27,165,133

Toys/Games/Hobbies: 2.0%
374,510		Mattel, Inc.	7,482,710
10,370		Nintendo Co. Ltd.	2,476,740

			9,959,450

Transportation: 2.1%
645		AP Moller - Maersk A/S - Class B	4,531,702
32,389		Burlington Northern Santa Fe Corp.	3,194,203
23,564		Groupe Eurotunnel S.A.	220,520
73,039		TNT NV	2,244,010

			10,190,435

		Total Common Stock (Cost $418,148,897)	397,143,330

REAL ESTATE INVESTMENT TRUSTS: 1.0%
Shopping Centers: 0.4%
872,070		Link Real Estate Investment Trust	2,225,280

			2,225,280

Single Tenant: 0.6%
9,488	@	Alexander’s, Inc.	2,888,337

			2,888,337

		Total Real Estate Investment Trusts (Cost $5,329,755)	5,113,617

PREFERRED STOCK: 0.5%
Banks: 0.5%
159,600	@	Bank of America Corp.	2,381,232

		Total Preferred Stock (Cost $2,395,906)	2,381,232

RIGHTS: 0.0%
Airlines: 0.0%
715,000	I, X	Northwest Airlines Claim (Pending Reorganization) due 02/20/49	450

		Total Rights (Cost $195,277)	450

See Accompanying Notes to Financial Statements

121

ING FRANKLIN MUTUAL SHARES PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount				Value

	CORPORATE BONDS/NOTES: 4.5%
	Auto Manufacturers: 0.0%
	$1,017,500	I	DaimlerChrysler Escrow, 0.000%, due 07/31/14	$213,675

				213,675

	Auto Parts & Equipment: 0.0%
	179,000	±	Dana Corp., due 01/15/15	—
	7,000	±	Dana Corp., due 03/15/28	—
	37,000	±	Dana Corp., due 03/01/29	—
	29,000	±	Dana Corp., due 03/01/29	—

				—

	Chemicals: 0.0%
	32,523		Lyondell Chemical Co., 4.921%, due 04/06/10	1,488
	65,077		Lyondell Chemical Co., 13.000%, due 04/06/10	68,054

				69,542

	Diversified Financial Services: 1.0%
	631,000		American General Finance Corp., 6.900%, due 12/15/17	438,738
	211,871		CIT Group, Inc., 7.000%, due 05/01/13	199,159
	317,809		CIT Group, Inc., 7.000%, due 05/01/14	295,960
	317,809		CIT Group, Inc., 7.000%, due 05/01/15	286,028
	529,684		CIT Group, Inc., 7.000%, due 05/01/16	468,770
	741,558		CIT Group, Inc., 7.000%, due 05/01/17	647,009
	1,527,000		CIT Group, Inc., 9.500%, due 01/20/12	1,586,649
	709,000		CIT Group, Inc., 12.822%, due 01/20/12	736,696

				4,659,009

	Electric: 1.0%
	358,260		Boston Generating, LLC, 2.499%, due 12/20/13	278,611
	104,624		Boston Generating, LLC, 2.500%, due 12/20/13	81,364
	179,000	±	Calpine Corp. Escrow	—
	3,382,494		Texas Competitive Electric Holdings Co., LLC, 3.250%, due 10/10/14	2,751,612
	2,113,390		Texas Competitive Electric Holdings Co., LLC, 3.751%, due 10/10/14	1,702,335

				4,813,922

	Holding Companies - Diversified: 0.1%
	5,443		Spectrum Brands, Inc., 1.500%, due 04/01/13	5,400
EUR	333,543		Spectrum Brands, Inc., 8.500%, due 04/01/49	474,415
	$106,041		Spectrum Brands, Inc., 8.750%, due 04/01/13	105,212

				585,027

Principal Amount			Value

Media: 0.7%
$504,778		Charter Communications, 7.250%, due 03/06/14	$515,757
2,897,537		Charter Communications Operating, LLC, 2.251%, due 03/06/14	2,722,477

			3,238,234

Real Estate: 1.3%
720,801		Realogy Corp., 0.249%, due 10/10/13	642,715
854,700		Realogy Corp., 2.499%, due 10/10/13	760,683
5,166,048		Realogy Corp., 3.251%, due 10/10/13	4,606,394
193,000		Realogy Corp., 13.500%, due 10/15/17	204,741
1,216,000	±	Tropicana Entertainment, LLC, 9.625%, due 12/15/14	6,840

			6,221,373

Software: 0.4%
2,174,930		First Data Corp., 3.001%, due 09/24/14	1,936,932

			1,936,932

		Total Corporate Bonds/Notes (Cost$ 20,476,596)	21,737,714

		Total Long-Term Investments (Cost$ 446,546,431)	426,376,343

SHORT-TERM INVESTMENTS: 7.5%
U.S. Treasury Bills: 7.5%
5,000,000	0.010%, due 01/07/10		4,999,991
2,000,000	0.010%, due 02/04/10		1,999,987
1,000,000	0.010%, due 02/18/10		999,984
3,000,000	0.010%, due 02/25/10		2,999,970
3,000,000	0.014%, due 01/28/10		3,000,007
5,000,000	0.040%, due 03/18/10		4,999,595
3,500,000	0.070%, due 04/15/10		3,499,293
3,000,000	0.110%, due 05/13/10		2,998,743
3,000,000	0.150%, due 05/27/10		2,998,212
3,000,000	0.160%, due 06/03/10		2,997,975
5,000,000	0.170%, due 06/24/10		4,995,795

	Total Short-Term Investments (Cost $36,487,608)		36,489,552

	Total Investments in Securities (Cost $483,034,039)*	95.2%	$462,865,895
	Other Assets and Liabilities - Net	4.8	23,325,486

	Net Assets	100.0%	$486,191,381

@	Non-income producing security
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

See Accompanying Notes to Financial Statements

122

ING FRANKLIN MUTUAL SHARES PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
EUR	EU Euro
*	Cost for federal income tax purposes is $484,389,261.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$25,738,136
Gross Unrealized Depreciation	(47,261,502)

Net Unrealized Depreciation	$(21,523,366)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock
Aerospace/Defense	$516,075	$—	$—	$516,075
Agriculture	19,100,234	22,597,939	—	41,698,173
Auto Manufacturers	—	2,451,031	243,454	2,694,485
Banks	7,489,433	12,243,957	—	19,733,390
Beverages	14,956,029	8,412,890	—	23,368,919
Building Materials	2,967,138	—	—	2,967,138
Chemicals	—	4,736,635	—	4,736,635
Commercial Services	1,860,131	—	—	1,860,131
Computers	10,726,352	—	—	10,726,352
Cosmetics/Personal Care	—	1,389,482	—	1,389,482
Diversified Financial Services	1,158,101	3,305,095	—	4,463,196
Electric	7,433,666	11,481,498	—	18,915,164
Electronics	2,423,871	—	—	2,423,871
Food	16,888,861	26,982,876	—	43,871,737
Forest Products & Paper	17,857,862	—	—	17,857,862
Healthcare - Products	3,365,824	—	—	3,365,824
Healthcare - Services	13,526,669	—	—	13,526,669
Holding Companies - Diversified	—	2,572,270	—	2,572,270
Insurance	26,740,599	2,481,817	—	29,222,416
Investment Companies	—	638,000	—	638,000
Leisure Time	—	596,424	—	596,424
Media	12,629,574	—	—	12,629,574
Mining	—	3,832,712	—	3,832,712
Miscellaneous Manufacturing	4,987,863	6,262,807	—	11,250,670
Office/Business Equipment	3,638,595	—	—	3,638,595
Oil & Gas	16,942,670	9,072,651	—	26,015,321
Oil & Gas Services	2,765,064	—	—	2,765,064
Pharmaceuticals	—	4,372,125	—	4,372,125
Real Estate	2,217,588	—	—	2,217,588
Retail	15,970,597	—	—	15,970,597
Semiconductors	8,525,570	—	—	8,525,570
Software	11,466,283	—	—	11,466,283
Telecommunications	9,298,322	17,866,811	—	27,165,133
Toys/Games/Hobbies	7,482,710	2,476,740	—	9,959,450
Transportation	3,194,203	6,996,232	—	10,190,435

Total Common Stock	246,129,884	150,769,992	243,454	397,143,330

See Accompanying Notes to Financial Statements

123

ING FRANKLIN MUTUAL SHARES PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Real Estate Investment Trusts	$2,888,337	$2,225,280	$—	$5,113,617
Preferred Stock	—	2,381,232	—	2,381,232
Rights	—	—	450	450
Corporate Bonds/Notes	—	21,524,039	213,675	21,737,714
Short-Term Investments	—	36,489,552	—	36,489,552

Total Investments, at value	$249,018,221	$213,390,095	$457,579	$462,865,895

Other Financial Instruments+:
Forward foreign currency contracts	—	3,459,844	—	3,459,844

Total Assets	$249,018,221	$216,849,939	$457,579	$466,325,739

Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(517,272)	$—	$(517,272)

Total Liabilities	$—	$(517,272)	$—	$(517,272)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Common Stock	$231,860	$—			$(3,970)	$—	$—	$15,564	$—	$—	$243,454
Preferred Stock	11,300	—			(12,746)	—	(77,654)	79,100	—	—	—
Rights	450	—			—	13,270	—	(13,270)	—	—	450
Convertible Bonds	119,538	—			(314,120)	82,854	19,190	92,538	—	—	—
Corporate Bonds/Notes	203,500	—			—	6,282	—	3,893	—	—	213,675

Total Investments, at value	$566,648	$—	$—	$—	$(330,836)	$102,406	$(58,464)	$177,825	$—	$—	$457,579

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $10,003.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are catagorized as Level 2 investments.

See Accompanying Notes to Financial Statements

124

ING FRANKLIN MUTUAL SHARES PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

At December 31, 2009 the following forward foreign currency contracts were outstanding for the ING Franklin Mutual Shares Portfolio:

See Accompanying Notes to Financial Statements

125

Currency	Buy/ Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
			USD
Australian Dollar
AUD 148,000	BUY	1/19/10	134,636	132,678	$(1,958)
Australian Dollar
AUD 74,000	BUY	1/19/10	67,326	66,339	(987)
Australian Dollar
AUD 274,200	BUY	1/19/10	249,722	245,813	(3,909)
Australian Dollar
AUD 55,000	BUY	1/19/10	49,550	49,306	(244)
Swiss Franc
CHF 240,100	BUY	5/10/10	236,645	232,331	(4,314)
Swiss Franc
CHF 166,497	BUY	5/10/10	163,125	161,109	(2,016)
EU Euro
EUR 1,550,610	BUY	1/14/10	2,334,847	2,222,844	(112,003)
EU Euro
EUR 87,898	BUY	1/14/10	131,699	126,005	(5,694)
EU Euro
EUR 471,125	BUY	1/14/10	706,225	675,371	(30,854)
EU Euro
EUR 203,664	BUY	1/14/10	306,314	291,958	(14,356)
EU Euro
EUR 136,079	BUY	1/14/10	205,331	195,073	(10,258)
EU Euro
EUR 288,166	BUY	1/14/10	426,933	413,095	(13,838)
EU Euro
EUR 325,506	BUY	1/14/10	479,245	466,622	(12,623)
EU Euro
EUR 115,929	BUY	1/14/10	170,519	166,188	(4,331)
EU Euro
EUR 180,313	BUY	1/14/10	265,220	258,483	(6,737)
EU Euro
EUR 181,144	BUY	1/14/10	265,410	259,675	(5,735)
EU Euro
EUR 137,005	BUY	1/14/10	200,673	196,401	(4,272)
Japanese Yen
JPY 38,331,670	BUY	4/20/10	419,696	411,852	(7,844)
Japanese Yen
JPY 8,100,000	BUY	4/20/10	89,173	87,030	(2,143)
Norwegian Krone
NOK 1,000,000	BUY	2/16/10	175,554	172,355	(3,199)
Singapore Dollar
SGD 187,600	BUY	3/24/10	133,120	133,422	302
Singapore Dollar
SGD 116,700	BUY	3/24/10	83,025	82,998	(27)

					$(247,040)

Currency	Buy/ Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
			USD
Australian Dollar
AUD 1,100,000	SELL	1/19/10	1,016,400	986,121	$30,279
Australian Dollar
AUD 57,000	SELL	1/19/10	50,985	51,099	(114)
Swiss Franc
CHF 4,300,000	SELL	5/10/10	4,048,964	4,160,857	(111,893)
Swiss Franc
CHF 4,328,122	SELL	5/10/10	4,075,828	4,188,069	(112,241)
Swiss Franc
CHF 1,330,311	SELL	5/10/10	1,255,532	1,287,264	(31,732)
Swiss Franc
CHF 340,000	SELL	5/10/10	332,876	328,998	3,878
Swiss Franc
CHF 732,400	SELL	5/10/10	721,576	708,700	12,876
Swiss Franc
CHF 100,000	SELL	5/10/10	100,474	96,764	3,710
Swiss Franc
CHF 300,000	SELL	5/10/10	289,612	290,292	(680)
Danish Krone
DKK 9,569,546	SELL	4/23/10	1,921,075	1,841,062	80,013
Danish Krone
DKK 676,000	SELL	4/23/10	135,811	130,054	5,757
Danish Krone
DKK 500,000	SELL	4/23/10	98,905	96,194	2,711
EU Euro
EUR 41,146,262	SELL	1/14/10	60,777,144	58,984,348	1,792,796
EU Euro
EUR 221,875	SELL	1/14/10	328,247	318,065	10,182
EU Euro
EUR 229,223	SELL	1/14/10	339,484	328,598	10,886
EU Euro
EUR 134,171	SELL	1/14/10	200,025	192,338	7,687
EU Euro
EUR 252,980	SELL	1/14/10	375,850	362,654	13,196
British Pound
GBP 21,494,463	SELL	1/13/10	35,852,765	34,715,094	1,137,671
British Pound
GBP 93,327	SELL	1/13/10	154,465	150,729	3,736
British Pound
GBP 265,407	SELL	1/13/10	438,595	428,651	9,944
British Pound
GBP 132,531	SELL	1/13/10	218,795	214,046	4,749
British Pound
GBP 411,600	SELL	1/13/10	681,906	664,763	17,143
British Pound
GBP 165,743	SELL	1/13/10	273,357	267,687	5,670
British Pound
GBP 909,148	SELL	1/13/10	1,491,952	1,468,339	23,613

ING FRANKLIN MUTUAL SHARES PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Currency	Buy/ Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
			USD
British Pound
GBP 254,513	SELL	1/13/10	422,888	411,056	$11,832
British Pound
GBP 255,305	SELL	1/13/10	424,003	412,336	11,667
British Pound
GBP 178,404	SELL	1/13/10	289,894	288,135	1,759
Japanese Yen
JPY 185,593,634	SELL	4/20/10	2,039,490	1,994,100	45,390
Japanese Yen
JPY 6,600,000	SELL	4/20/10	73,093	70,913	2,180
Japanese Yen
JPY 21,518,236	SELL	4/20/10	243,615	231,201	12,414
Japanese Yen
JPY 12,000,000	SELL	4/20/10	129,876	128,933	943
South Korean Won
KRW 70,110,000	SELL	1/15/10	60,000	60,179	(179)
South Korean Won
KRW 348,675,000	SELL	1/15/10	300,000	299,286	714
South Korean Won
KRW 173,662,500	SELL	1/15/10	150,000	149,063	937
South Korean Won
KRW 105,102,000	SELL	1/15/10	90,000	90,214	(214)
South Korean Won

Currency	Buy/ Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
			USD
KRW 141,570,000	SELL	1/15/10	120,000	121,517	$(1,517)
South Korean Won
KRW 117,600,000	SELL	1/15/10	100,000	100,942	(942)
South Korean Won
KRW 24,261,300	SELL	1/15/10	21,000	20,825	175
South Korean Won
KRW 60,578,700	SELL	1/15/10	52,500	51,998	502
South Korean Won
KRW 133,020,500	SELL	1/15/10	115,000	114,178	822
South Korean Won
KRW 66,297,500	SELL	1/15/10	57,500	56,907	593
South Korean Won
KRW 252,000,000	SELL	1/15/10	215,661	216,304	(643)
Norwegian Krone
NOK 40,183,349	SELL	2/16/10	7,109,958	6,925,797	184,161
Norwegian Krone
NOK 1,300,000	SELL	2/16/10	233,017	224,061	8,956
Norwegian Krone
NOK 2,500,000	SELL	2/16/10	429,738	430,887	(1,149)
Singapore Dollar
SGD 1,957,562	SELL	3/24/10	1,384,492	1,392,232	(7,740)
Singapore Dollar
SGD 224,800	SELL	3/24/10	158,993	159,879	(886)

					$3,189,612

See Accompanying Notes to Financial Statements

126

ING FRANKLIN MUTUAL SHARES PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$3,459,844

Total Asset Derivatives		$3,459,844

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$517,272

Total Liability Derivatives		$517,272

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Forward Foreign Currency Contracts	Written options	Total
Foreign exchange contracts	$(8,434,664)	$—	$(8,434,664)
Equity contracts	—	(1,238,049)	(1,238,049)

Total	$(8,434,664)	$(1,238,049)	$(9,672,713)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Forward Foreign Currency Contracts	Written options	Total
Foreign exchange contracts	$2,835,152	$—	$2,835,152
Equity contracts	—	(23,080)	(23,080)

Total	$2,835,152	$(23,080)	$2,812,072

See Accompanying Notes to Financial Statements

127

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 93.3%
Advertising: 0.0%
4,900	@	inVentiv Health, Inc.	$79,233

			79,233

Aerospace/Defense: 2.0%
10,310	@	Alliant Techsystems, Inc.	910,064
3,600		Curtiss-Wright Corp.	112,752
15,700	@	Esterline Technologies Corp.	640,089
123,100	@, L	Gencorp, Inc.	861,700
3,600		Heico Corp.	159,588
62,960	@	TransDigm Group, Inc.	2,989,970
3,300		Triumph Group, Inc.	159,225

			5,833,388

Agriculture: 0.1%
15,800		Andersons, Inc.	407,956

			407,956

Airlines: 0.6%
139,200	@, S	Hawaiian Holdings, Inc.	974,400
45,800	@	Republic Airways Holdings, Inc.	338,462
24,500		Skywest, Inc.	414,540

			1,727,402

Apparel: 1.9%
22,948		Columbia Sportswear Co.	895,890
6,400	@	Deckers Outdoor Corp.	651,008
18,000	@, L	G-III Apparel Group Ltd.	390,060
86,210	@	Iconix Brand Group, Inc.	1,090,557
31,700		Jones Apparel Group, Inc.	509,102
50,100	@	Maidenform Brands, Inc.	836,169
14,400		Oxford Industries, Inc.	297,792
40,400	@	Perry Ellis International, Inc.	608,424
5,400	@	Steven Madden Ltd.	222,696

			5,501,698

Auto Manufacturers: 0.1%
49,700	@	Force Protection, Inc.	258,937

			258,937

Auto Parts & Equipment: 0.5%
17,200	@	ATC Technology Corp.	410,220
34,700		Cooper Tire & Rubber Co.	695,735
17,400		Spartan Motors, Inc.	97,962
29,600	@	Standard Motor Products, Inc.	252,192

			1,456,109

Banks: 3.7%
20,600	@	1st United Bancorp, Inc.	147,084
800		Alliance Financial Corp.	21,720
1,500		Bancfirst Corp.	55,560
10,100		Banco Latinoamericano de Exportaciones S.A.	140,390
10,800		City Holding Co.	349,164
3,800		Columbia Banking System, Inc.	61,484
15,000		Community Bank System, Inc.	289,650
4,370	L	Community Trust Bancorp., Inc.	106,847
13,800		CVB Financial Corp.	119,232
1,030	@, L	Eagle Bancorp, Inc.	10,784
10,800		East-West Bancorp., Inc.	170,640
3,400	L	Farmers Capital Bank Corp.	34,748
4,900		First Bancorp.	68,453
16,500	L	First Community Bancshares, Inc.	198,825

Shares			Value

Banks: (continued)
139,230	L	First Financial Bancorp.	$2,027,189
41,800		FNB Corp.	283,822
3,970		Hudson Valley Holding Corp.	97,900
36,619		IBERIABANK Corp.	1,970,468
10,830		International Bancshares Corp.	205,012
5,900		Lakeland Financial Corp.	101,775
500		Merchants Bancshares, Inc.	11,320
38,100		Nara Bancorp., Inc.	432,054
2,500		National Bankshares, Inc.	70,725
15,400		National Penn Bancshares, Inc.	89,166
5,900	L	NBT Bancorp., Inc.	120,183
2,700	L	Park National Corp.	158,976
6,000		Peoples Bancorp., Inc.	58,080
7,000		Prosperity Bancshares, Inc.	283,290
1,900		Renasant Corp.	25,840
3,257		Republic Bancorp., Inc.	67,094
8,500	@	Santander Bancorp.	104,380
2,400	L	Sierra Bancorp.	18,312
3,200		Simmons First National Corp.	88,960
4,415		Southside Bancshares, Inc.	86,622
6,300	L	Southwest Bancorp., Inc.	43,722
44,850		Sterling Bancshares, Inc.	230,081
6,100	@	SVB Financial Group	254,309
3,300		Trico Bancshares	54,945
18,900	L	Trustco Bank Corp.	119,070
5,400		Union Bankshares Corp.	66,906
15,100		Westamerica Bancorp.	836,087
173,433	@	Western Alliance Bancorp.	655,577
11,600		Wilshire Bancorp., Inc.	95,004

			10,431,450

Beverages: 0.8%
57,580	@	Hansen Natural Corp.	2,211,072

			2,211,072

Biotechnology: 2.0%
10,800	@	Acorda Therapeutics, Inc.	272,376
21,500	@, L	American Oriental Bioengineering, Inc.	99,975
25,500	@	Anadys Pharmaceuticals, Inc.	53,805
69,200	@	Ariad Pharmaceuticals, Inc.	157,776
8,900	@	Chelsea Therapeutics International, Inc.	24,030
50,500	@	Cytokinetics, Inc.	146,955
16,700	@	Enzo Biochem, Inc.	89,846
16,000	@	Exelixis, Inc.	117,920
26,200	@	Halozyme Therapeutics, Inc.	153,794
6,400	@	Human Genome Sciences, Inc.	195,840
2,400	@, L	Idera Pharmaceuticals, Inc.	12,408
27,200	@	Immunomedics, Inc.	87,312
30,000	@, L	Incyte Corp.	273,300
16,300	@	InterMune, Inc.	212,552
76,500	@	Lexicon Genetics, Inc.	130,050
20,600	@, L	Molecular Insight Pharmaceuticals, Inc.	46,350
19,300	@	Momenta Pharmaceuticals, Inc.	243,373
77,120	@	Myriad Genetics, Inc.	2,012,832
26,300	@, L	Novavax, Inc.	69,958
4,500	@	OSI Pharmaceuticals, Inc.	139,635
48,600	@, L	Protalix BioTherapeutics, Inc.	321,732
13,100	@	Regeneron Pharmaceuticals, Inc.	316,758
20,300	@	Seattle Genetics, Inc.	206,248

See Accompanying Notes to Financial Statements

128

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Biotechnology: (continued)
3,800	@	United Therapeutics Corp.	$200,070

			5,584,895

Building Materials: 1.1%
156,090		Comfort Systems USA, Inc.	1,926,151
35,600		Gibraltar Industries, Inc.	559,988
11,500	@	Interline Brands, Inc.	198,605
151,300	@	NCI Building Systems, Inc.	273,853
15,750		Quanex Building Products Corp.	267,278
2,300	@, L	Trex Co., Inc.	45,080

			3,270,955

Chemicals: 1.1%
19,920		Airgas, Inc.	948,192
15,400		HB Fuller Co.	350,350
16,700		Innophos Holdings, Inc.	383,933
77,500	@	Omnova Solutions, Inc.	475,075
48,400	@	PolyOne Corp.	361,548
8,500	@	Solutia, Inc.	107,950
35,000		Spartech Corp.	359,100
6,800	@	WR Grace & Co.	172,380

			3,158,528

Coal: 0.1%
16,000	@, L	Cloud Peak Energy, Inc.	232,960

			232,960

Commercial Services: 6.4%
17,800		Advance America Cash Advance Centers, Inc.	98,968
21,100	@	AMN Healthcare Services, Inc.	191,166
20,600	@, L	Avis Budget Group, Inc.	270,272
72,953	@	Brink’s Home Security Holdings, Inc.	2,381,186
81,500	@, L	Cenveo, Inc.	713,125
6,600	@	Consolidated Graphics, Inc.	231,132
4,800	@, L	Corinthian Colleges, Inc.	66,096
44,310	@	CoStar Group, Inc.	1,850,829
64,500	S	Deluxe Corp.	953,955
35,728	@	Dollar Financial Corp.	845,324
4,000	@	Dollar Thrifty Automotive Group	102,440
37,400	@	DynCorp International, Inc.	536,690
6,300	@	Emergency Medical Services Corp.	341,145
10,200	@	Gartner, Inc.	184,008
18,400	@	Geo Group, Inc.	402,592
6,200	@	Hackett Group, Inc.	17,236
57,530		Interactive Data Corp.	1,455,509
87,100	@	KAR Holdings, Inc.	1,201,109
30,500	@	Kendle International, Inc.	558,455
32,700	@	Kforce, Inc.	408,750
17,300	@	Korn/Ferry International	285,450
3,100	@	Lincoln Educational Services Corp.	67,177
11,611	@	Morningstar, Inc.	561,276
2,400	@	Net 1 UEPS Technologies, Inc.	46,608
44,600	@, L	PHH Corp.	718,506
11,500	@	Providence Service Corp.	181,700
38,600	@	Rent-A-Center, Inc.	683,992
6,900	@	Spherion Corp.	38,778
94,082	@	SuccessFactors, Inc.	1,559,880
9,900	@	Team Health Holdings, Inc.	138,798
6,900	@	TeleTech Holdings, Inc.	138,207
18,000	@	TrueBlue, Inc.	266,580
28,500	@	Valassis Communications, Inc.	520,410

Shares			Value

Commercial Services: (continued)
11,400	@	Wright Express Corp.	$363,204

			18,380,553

Computers: 1.4%
10,300	@	CACI International, Inc.	503,155
47,400	@	Ciber, Inc.	163,530
5,500	@	COMSYS IT Partners, Inc.	48,895
5,900	@	Dynamics Research Corp.	62,599
5,400	@	Fortinet, Inc.	94,878
3,900		iGate Corp.	39,000
9,300		Imation Corp.	81,096
11,400	@	Insight Enterprises, Inc.	130,188
8,100	@	Mercury Computer Systems, Inc.	89,181
52,110	@	Micros Systems, Inc.	1,616,973
3,400	@	NCI, Inc.	94,010
9,600	@	Netscout Systems, Inc.	140,544
10,500	@	Quantum Corp.	30,765
23,895	@, L	Radisys Corp.	228,197
5,400	@, L	STEC, Inc.	88,236
8,800	@, L	Synaptics, Inc.	269,720
9,720	@	Unisys Corp.	374,803

			4,055,770

Distribution/Wholesale: 1.6%
9,200	@	Beacon Roofing Supply, Inc.	147,200
25,300	@	Brightpoint, Inc.	185,955
7,100	@	Core-Mark Holding Co., Inc.	234,016
44,800	@, L	MWI Veterinary Supply, Inc.	1,688,960
15,100		Owens & Minor, Inc.	648,243
73,130		Pool Corp.	1,395,320
5,700	@	United Stationers, Inc.	324,045

			4,623,739

Diversified Financial Services: 3.8%
11,233	@	Altisource Portfolio Solutions S.A.	235,781
3,500	@	Artio Global Investors, Inc.	89,215
16,800		BGC Partners, Inc.	77,616
103,005		Calamos Asset Management, Inc.	1,187,648
18,900	@	Encore Capital Group, Inc.	328,860
25,611		Evercore Partners, Inc.	778,574
297,208	@, L	GLG Partners, Inc.	957,010
38,120		JMP Group, Inc.	370,526
43,270	@	KBW, Inc.	1,183,867
33,200	@	Knight Capital Group, Inc.	511,280
3,700	@	Marlin Business Services Corp.	29,341
6,100	@	National Financial Partners Corp.	49,349
21,400		Nelnet, Inc.	368,722
58,100	@	Ocwen Financial Corp.	556,017
2,900		Oppenheimer Holdings, Inc.	96,338
147,960	L	OptionsXpress Holdings, Inc.	2,285,982
20,400	@, L	Penson Worldwide, Inc.	184,824
7,000	@	Pzena Investment Management, Inc.	56,980
25,700		SWS Group, Inc.	310,970
29,500	@, L	World Acceptance, Corp.	1,056,985

			10,715,885

Electric: 1.7%
6,800		Avista Corp.	146,812
5,100		Central Vermont Public Service Corp.	106,080
32,100	@	El Paso Electric Co.	650,988
9,100		Idacorp, Inc.	290,745
4,800		MGE Energy, Inc.	171,552
72,400		NorthWestern Corp.	1,883,848

See Accompanying Notes to Financial Statements

129

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Electric: (continued)
5,400	@	Pike Electric Corp.	$50,112
25,800		Portland General Electric Co.	526,578
7,900		Unisource Energy Corp.	254,301
38,200		Westar Energy, Inc.	829,704

			4,910,720

Electrical Components & Equipment: 0.7%
3,300	@	A123 Systems, Inc.	74,052
3,800	@, L	American Superconductor Corp.	155,420
4,600	@, L	Energy Conversion Devices, Inc.	48,622
20,500	@	EnerSys	448,335
66,400	@	GrafTech International Ltd.	1,032,520
15,000	L	Insteel Industries, Inc.	195,000
3,000	@	SmartHeat, Inc.	43,560

			1,997,509

Electronics: 0.5%
16,150	@	Benchmark Electronics, Inc.	305,397
7,100	@	Checkpoint Systems, Inc.	108,275
3,700	@	FEI Co.	86,432
3,600	@	Multi-Fineline Electronix, Inc.	102,132
12,000	@	Plexus Corp.	342,000
11,200		Technitrol, Inc.	49,056
22,900	@	TTM Technologies, Inc.	264,037
3,200		Watts Water Technologies, Inc.	98,944

			1,356,273

Energy - Alternate Sources: 0.0%
7,100	@	Headwaters, Inc.	46,292

			46,292

Engineering & Construction: 0.5%
31,400	@	EMCOR Group, Inc.	844,660
1,600	@	Michael Baker Corp.	66,240
30,500	@, L	Tutor Perini Corp.	551,440

			1,462,340

Entertainment: 1.5%
22,500	@	Carmike Cinemas, Inc.	170,100
131,750		Cinemark Holdings, Inc.	1,893,248
4,000	@, L	Isle of Capri Casinos, Inc.	29,920
41,040	@	Penn National Gaming, Inc.	1,115,467
134,050	@	Shuffle Master, Inc.	1,104,572

			4,313,307

Environmental Control: 1.0%
12,400	@, L	Metalico, Inc.	61,008
80,670	@	Waste Connections, Inc.	2,689,538

			2,750,546

Food: 2.8%
7,500	@	American Italian Pasta Co.	260,925
155,370		B&G Foods, Inc.	1,426,297
75,900	@, L	Chiquita Brands International, Inc.	1,369,236
136,900	@, L	Dole Food Co., Inc.	1,698,929
29,470		J&J Snack Foods Corp.	1,177,621
3,000		Nash Finch Co.	111,270
5,000		Sanderson Farms, Inc.	210,800
3,300	@	TreeHouse Foods, Inc.	128,238
147,668	@	Winn-Dixie Stores, Inc.	1,482,587

			7,865,903

Forest Products & Paper: 0.1%
12,600	@, L	Boise, Inc.	66,906

Shares			Value

Forest Products & Paper: (continued)
24,800	@	Buckeye Technologies, Inc.	$242,048
700	@	Clearwater Paper Corp.	38,479

			347,433

Gas: 1.3%
21,920		Atmos Energy Corp.	644,448
2,800		Chesapeake Utilities Corp.	89,740
15,750		New Jersey Resources Corp.	589,050
43,820		Northwest Natural Gas Co.	1,973,653
2,400		Southwest Gas Corp.	68,472
7,600		WGL Holdings, Inc.	254,904

			3,620,267

Hand/Machine Tools: 0.5%
25,000	S	Regal-Beloit Corp.	1,298,500

			1,298,500

Healthcare - Products: 3.8%
37,500	@	American Medical Systems Holdings, Inc.	723,375
18,700	@	Cantel Medical Corp.	377,366
15,700	@, L	Electro-Optical Sciences, Inc.	162,652
22,200	@	Hanger Orthopedic Group, Inc.	307,026
37,440	@, L	Idexx Laboratories, Inc.	2,000,794
20,600	@	Insulet Corp.	294,168
600	@	Integra LifeSciences Holdings Corp.	22,068
30,400		Invacare Corp.	758,176
22,800	@, L	Micrus Endovascular Corp.	342,228
45,990	@, L	Natus Medical, Inc.	680,192
11,000	@	Orthofix International NV	340,670
154,500	@, L	PSS World Medical, Inc.	3,487,056
10,100	@	Sirona Dental Systems, Inc.	320,574
26,100		Steris Corp.	730,017
8,600	@	Thoratec Corp.	231,512
16,000	@	Vital Images, Inc.	203,040

			10,980,914

Healthcare - Services: 2.7%
11,700	@	Allied Healthcare International, Inc.	34,047
8,300	@, L	Amedisys, Inc.	403,048
18,900	@	Centene Corp.	400,113
87,160	@	Coventry Health Care, Inc.	2,117,116
9,400	@	Genoptix, Inc.	333,982
22,200	@, S	Gentiva Health Services, Inc.	599,622
22,600	@	Healthsouth Corp.	424,202
37,900	@	Healthspring, Inc.	667,419
62,200	@	Nighthawk Radiology Holdings, Inc.	281,766
70,710	@	Psychiatric Solutions, Inc.	1,494,809
8,100	@	RehabCare Group, Inc.	246,483
11,200	@	Res-Care, Inc.	125,440
9,600	@, L	Triple-S Management Corp.	168,960
4,500	@, L	US Physical Therapy, Inc.	76,185
6,500	@	WellCare Health Plans, Inc.	238,940

			7,612,132

Holding Companies - Diversified: 0.0%
3,700		Compass Diversified Trust	47,212

			47,212

Home Furnishings: 0.4%
9,200	L	Hooker Furniture Corp.	113,804
15,400	@	La-Z-Boy, Inc.	146,762
37,000	@	Tempur-Pedic International, Inc.	874,310

			1,134,876

See Accompanying Notes to Financial Statements

130

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Household Products/Wares: 2.8%
19,100	@	ACCO Brands Corp.	$139,048
21,000		American Greetings Corp.	457,590
44,800	@	Central Garden & Pet Co.	445,312
174		CSS Industries, Inc.	3,383
8,600		Ennis, Inc.	144,394
11,000	@	Helen of Troy Ltd.	269,060
135,651		Jarden Corp.	4,192,972
21,300	@	Prestige Brands Holdings, Inc.	167,418
35,150		Scotts Miracle-Gro Co.	1,381,747
15,300		Standard Register Co.	78,030
14,900		Tupperware Corp.	693,893

			7,972,847

Insurance: 4.4%
85,000		American Equity Investment Life Holding Co.	632,400
42,464		American Physicians Capital, Inc.	1,287,508
4,000	@	American Safety Insurance Holdings Ltd.	57,800
8,600	@	Amerisafe, Inc.	154,542
6,091	@	Argo Group International Holdings Ltd.	177,492
21,100		Aspen Insurance Holdings Ltd.	536,995
13,200		Assured Guaranty Ltd.	287,232
22,100		Delphi Financial Group	494,377
96,534	@	eHealth, Inc.	1,586,054
17,900		Flagstone Reinsurance Holdings Ltd.	195,826
4,300	@	Hallmark Financial Services, Inc.	34,228
4,900		Horace Mann Educators Corp.	61,250
31,900		Meadowbrook Insurance Group, Inc.	236,060
300	@	Navigators Group, Inc.	14,133
17,600		Platinum Underwriters Holdings Ltd.	673,904
47,100	@	PMA Capital Corp.	296,730
70,200	@	ProAssurance Corp.	3,770,442
25,170		RLI Corp.	1,340,303
16,200		Safety Insurance Group, Inc.	586,926
15,100		Selective Insurance Group	248,395

			12,672,597

Internet: 3.0%
6,700	@	Ancestry.com, Inc.	93,867
22,200	@	Archipelago Learning, Inc.	459,540
6,900	@	Art Technology Group, Inc.	31,119
7,600	@	Blue Coat Systems, Inc.	216,904
8,733	@	Cybersource Corp.	175,621
286,461	@, L	Dice Holdings, Inc.	1,876,320
19,700		Earthlink, Inc.	163,707
14,800	@	eResearch Technology, Inc.	88,948
6,200	@, L	i2 Technologies, Inc.	118,544
16,300	@	Lionbridge Technologies	37,490
174,415	@, L	Liquidity Services, Inc.	1,756,359
34,600	L	Nutri/System, Inc.	1,078,482
11,200	@	Perficient, Inc.	94,416
119,871	@, L	Travelzoo, Inc.	1,473,215
56,453		United Online, Inc.	405,897
17,700	@	Vitacost.com, Inc.	184,434
25,900	@	Web.com Group, Inc.	169,127

			8,423,990

Investment Companies: 0.1%
7,217		Kohlberg Capital Corp.	32,910
38,300	@, L	MCG Capital Corp.	165,456

			198,366

Shares			Value

Lodging: 0.3%
99,500	@, L	Monarch Casino & Resort, Inc.	$805,950

			805,950

Machinery - Construction & Mining: 0.3%
45,650	@	Terex Corp.	904,327

			904,327

Machinery - Diversified: 1.0%
43,775		Applied Industrial Technologies, Inc.	966,114
4,500	@	Chart Industries, Inc.	74,475
20,300	@	Columbus McKinnon Corp.	277,298
17,700	@	Duoyuan Printing, Inc.	142,485
3,800	@	Middleby Corp.	186,276
27,700	S	Wabtec Corp.	1,131,268

			2,777,916

Media: 0.5%
18,800	@	AH Belo Corp.	108,288
39,600	L	Belo Corp.	215,424
21,900	@	Entercom Communications Corp.	154,833
57,400		Journal Communications, Inc.	223,286
64,900	@	Lin TV Corp.	289,454
50,400	@	Mediacom Communications Corp.	225,288
63,600		Sinclair Broadcast Group, Inc.	256,308

			1,472,881

Metal Fabricate/Hardware: 1.1%
17,900		CIRCOR International, Inc.	450,722
38,090		Commercial Metals Co.	596,109
28,670		Kaydon Corp.	1,025,239
2,600	@	LB Foster Co.	77,506
45,951	@	RBC Bearings, Inc.	1,117,988

			3,267,564

Mining: 0.6%
23,480		Compass Minerals International, Inc.	1,577,621
11,200	@	Globe Specialty Metals, Inc.	105,280
18,300	@, L	Hecla Mining Co.	113,094

			1,795,995

Miscellaneous Manufacturing: 2.1%
17,700	L	Acuity Brands, Inc.	630,828
6,000		AO Smith Corp.	260,340
46,810		Aptargroup, Inc.	1,672,989
16,500		Barnes Group, Inc.	278,850
6,200	@	Ceradyne, Inc.	119,102
33,400	@	EnPro Industries, Inc.	882,094
5,500	@, L	GP Strategies Corp.	41,415
18,600		Koppers Holdings, Inc.	566,184
21,100		Myers Industries, Inc.	192,010
6,200	@	Polypore International, Inc.	73,780
147,230	@	Reddy Ice Holdings, Inc.	631,617
72,300	@, L	Smith & Wesson Holding Corp.	295,707
17,800	@	STR Holdings, Inc.	279,638
5,500	L	Sturm Ruger & Co., Inc.	53,350

			5,977,904

Office Furnishings: 1.0%
153,270		Herman Miller, Inc.	2,449,255
2,400		HNI, Corp.	66,312
33,500		Knoll, Inc.	346,055

			2,861,622

See Accompanying Notes to Financial Statements

131

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Oil & Gas: 2.9%
1,700	@	Apco Oil and Gas International, Inc.	$37,570
69,395	@	Approach Resources, Inc.	535,729
2,300	@	Clayton Williams Energy, Inc.	80,592
24,640	@	Concho Resources, Inc.	1,106,336
64,800	S	EXCO Resources, Inc.	1,375,704
1,900	@	FX Energy, Inc.	5,415
7,500	@	Georesources, Inc.	102,450
87,000	@	Gran Tierra Energy, Inc.	498,510
51,400	@	Gulfport Energy Corp.	588,530
43,100	@	McMoRan Exploration Co.	345,662
33,100	@	Parker Drilling Co.	163,845
52,470		Patterson-UTI Energy, Inc.	805,415
6,700		Penn Virginia Corp.	142,643
61,200	@, L	Resolute Energy Corp.	705,024
40,010		St. Mary Land & Exploration Co.	1,369,942
5,100	@, L	Toreador Resources Corp.	50,490
32,100	@	Vaalco Energy, Inc.	146,055
18,300	@, L	Western Refining, Inc.	86,193

			8,146,105

Oil & Gas Services: 0.9%
5,700	@	Bolt Technology Corp.	62,814
22,700	@	Cal Dive International, Inc.	171,612
76,013	@	Exterran Holdings, Inc.	1,630,479
15,100	@	Global Industries Ltd.	107,663
24,300	@	ION Geophysical Corp.	143,856
4,700		Lufkin Industries, Inc.	344,040
5,800	@	Matrix Service Co.	61,770
6,300	@	T.G.C. Industries, Inc.	24,633
5,800	@	T-3 Energy Services, Inc.	147,900

			2,694,767

Packaging & Containers: 2.6%
68,930	@	Crown Holdings, Inc.	1,763,229
29,100	S	Rock-Tenn Co.	1,466,931
73,060		Silgan Holdings, Inc.	4,228,713

			7,458,873

Pharmaceuticals: 3.1%
10,800	@, L	Ardea Biosciences, Inc.	151,200
2,400	@	Auxilium Pharmaceuticals, Inc.	71,952
90,800	@, L	AVI BioPharma, Inc.	132,568
21,900	@	Biodel, Inc.	95,046
105,900	@, L	Bionovo, Inc.	50,355
8,400	@	Cardiome Pharma Corp.	37,380
44,810	@	Catalyst Health Solutions, Inc.	1,634,221
91,200	@, L	Cumberland Pharmaceuticals, Inc.	1,239,408
13,200	@, L	Idenix Pharmaceuticals, Inc.	28,380
30,800	@	Inspire Pharmaceuticals, Inc.	170,016
21,200	@	Isis Pharmaceuticals, Inc.	235,320
15,000	@, L	MAP Pharmaceuticals, Inc.	142,950
8,700	@, L	Medivation, Inc.	327,555
6,650	@	Myriad Pharmaceuticals, Inc.	33,450
15,700	@	Onyx Pharmaceuticals, Inc.	460,638
3,800	@, L	Optimer Pharmaceuticals, Inc.	42,864
6,900	@	Par Pharmaceutical Cos., Inc.	186,714
12,500	@, L	Pharmasset, Inc.	258,750
133,360	@	PharMerica Corp.	2,117,757
8,300	@	Progenics Pharmaceuticals, Inc.	36,852
39,500	@	Rigel Pharmaceuticals, Inc.	375,645
3,800	@	Salix Pharmaceuticals Ltd.	96,520
17,472	@	Sucampo Pharmaceuticals, Inc.	70,587
12,700	@	Theravance, Inc.	165,989

Shares			Value

Pharmaceuticals: (continued)
6,700	@	Valeant Pharmaceuticals International	$212,993
30,000	@	Vivus, Inc.	275,700
11,700	@	Xenoport, Inc.	217,152

			8,867,962

Real Estate: 0.4%
5,900	@	Forestar Real Estate Group, Inc.	129,682
160,510	@	HFF, Inc.	1,003,188

			1,132,870

Retail: 5.5%
8,050	@	Aeropostale, Inc.	274,103
33,400	@	Asbury Automotive Group, Inc.	385,102
8,750		Brown Shoe Co., Inc.	86,363
27,100	@, L	Cabela’s, Inc.	386,446
41,700	S	Cash America International, Inc.	1,457,832
8,400	@	CEC Entertainment, Inc.	268,128
15,400	@	Chipotle Mexican Grill, Inc.	1,357,664
23,000	@	Collective Brands, Inc.	523,710
9,400		Cracker Barrel Old Country Store	357,106
24,100		Dillard’s, Inc.	444,645
7,400	@, L	DineEquity, Inc.	179,746
27,100	@, L	Domino’s Pizza, Inc.	227,098
25,500	@	Einstein Noah Restaurant Group, Inc.	250,665
11,600	@	Ezcorp, Inc.	199,636
27,400		Finish Line	343,870
6,100	@	First Cash Financial Services, Inc.	135,359
10,400	@, S	Gymboree Corp.	452,296
9,900	@	HOT Topic, Inc.	62,964
24,100	@	HSN, Inc.	486,579
10,300	@	J Crew Group, Inc.	460,822
12,700	@	JoS. A Bank Clothiers, Inc.	535,813
21,700	@	Kirkland’s, Inc.	376,929
38,500	@	Lithia Motors, Inc.	316,470
17,600		Men’s Wearhouse, Inc.	370,656
15,700	@	Pantry, Inc.	213,363
111,940	@	Papa John’s International, Inc.	2,614,918
55,150	L	PetMed Express, Inc.	972,295
45,300	@	Ruby Tuesday, Inc.	326,160
4,200	@	Rue21, Inc.	117,978
48,700	@	Ruth’s Chris Steak House	101,783
34,973	@, L	Saks, Inc.	229,423
23,100		Sonic Automotive, Inc.	240,009
30,400		World Fuel Services Corp.	814,416

			15,570,347

Savings & Loans: 1.1%
4,000		Berkshire Hills Bancorp., Inc.	82,720
9,000		Dime Community Bancshares	105,480
137,527		First Niagara Financial Group, Inc.	1,913,001
18,500		Northwest Bancshares, Inc.	209,420
8,300		OceanFirst Financial Corp.	93,790
66,920		Westfield Financial, Inc.	552,090
9,000		WSFS Financial Corp.	230,670

			3,187,171

Semiconductors: 1.7%
69,600	@	Amkor Technology, Inc.	498,336
5,900	@	Applied Micro Circuits Corp.	44,073
47,800	@, L	Cirrus Logic, Inc.	325,996
1,700	@	DSP Group, Inc.	9,571
3,930	@	Entegris, Inc.	20,750
3,900	@, L	GT Solar International, Inc.	21,684

See Accompanying Notes to Financial Statements

132

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Semiconductors: (continued)
28,300	@	Kulicke & Soffa Industries, Inc.	$152,537
8,000	@	Lattice Semiconductor Corp.	21,600
21,800		Micrel, Inc.	178,760
21,000	@	MIPS Technologies, Inc.	91,770
7,500	@	MKS Instruments, Inc.	130,575
13,500	@, L	Photronics, Inc.	60,075
78,700	@	PMC - Sierra, Inc.	681,542
4,400	@	Rovi Corp.	140,228
5,300	@, L	Sigma Designs, Inc.	56,710
110,400	@, S	Skyworks Solutions, Inc.	1,566,576
27,590	@, L	Standard Microsystems Corp.	573,320
8,700	@	Tessera Technologies, Inc.	202,449
17,400	@	Triquint Semiconductor, Inc.	104,400

			4,880,952

Software: 6.3%
1,873	@	Actuate Corp.	8,016
6,100	@	Ariba, Inc.	76,372
228,785	@	Aspen Technology, Inc.	2,242,093
42,450	@	Blackboard, Inc.	1,926,806
4,000		Computer Programs & Systems, Inc.	184,200
9,800	@	CSG Systems International	187,082
155,846	@	Deltek, Inc.	1,212,482
54,540	@	DemandTec, Inc.	478,316
8,600	@	Epicor Software Corp.	65,532
8,100	@	Global Defense Technology & Systems, Inc.	133,326
50,600	@, S	JDA Software Group, Inc.	1,288,782
5,900	@	Mantech International Corp.	284,852
12,000	@	MedAssets, Inc.	254,520
12,400	@	Medidata Solutions, Inc.	193,440
84,315	@	Monotype Imaging Holdings, Inc.	761,364
73,100	@, L	NetSuite, Inc.	1,168,138
43,960	@	Nuance Communications, Inc.	683,138
78,420	@	Omnicell, Inc.	916,730
28,860	@	Parametric Technology Corp.	471,572
10,500	@	Progress Software Corp.	306,705
14,800	@	Quest Software, Inc.	272,320
11,800	@	Smith Micro Software, Inc.	107,852
13,400	@	SolarWinds, Inc.	308,334
58,650		Solera Holdings, Inc.	2,111,987
26,500	@	Sybase, Inc.	1,150,100
19,800	@	SYNNEX Corp.	607,068
56,500	@	THQ, Inc.	284,760
14,800	@	Verifone Holdings, Inc.	242,424

			17,928,311

Telecommunications: 4.4%
8,400	@	Adaptec, Inc.	28,140
37,220	@	Anixter International, Inc.	1,753,062
60,420	@	Arris Group, Inc.	690,601
3,900		Atlantic Tele-Network, Inc.	214,539
17,900		Black Box Corp.	507,286
98,600	@	Cbeyond, Inc.	1,552,950
140,800	@	Cincinnati Bell, Inc.	485,760
10,200	@	Comtech Telecommunications	357,510
32,300		Consolidated Communications Holdings, Inc.	565,250
11,400	@	Harris Stratex Networks, Inc.	78,774
21,500	@	Mastec, Inc.	268,750
8,600	@	Netgear, Inc.	186,534
33,587	@	Neutral Tandem, Inc.	764,104
138,180		NTELOS Holdings Corp.	2,462,368

Shares			Value

Telecommunications: (continued)
12,700		Plantronics, Inc.	$329,946
11,200	@	Polycom, Inc.	279,664
68,300	@, S	Premier Global Services, Inc.	563,475
169,700	@	RF Micro Devices, Inc.	809,469
24,400	@	Symmetricom, Inc.	126,880
26,900	@	Syniverse Holdings, Inc.	470,212
13,300	@	Tekelec	203,224

			12,698,498

Textiles: 0.2%
9,900		Unifirst Corp.	476,289

			476,289

Toys/Games/Hobbies: 0.2%
29,800	@, S	Jakks Pacific, Inc.	361,176
14,900	@	RC2 Corp.	219,775

			580,951

Transportation: 2.1%
16,300		Arkansas Best Corp.	479,709
6,500	@	Atlas Air Worldwide Holdings, Inc.	242,125
8,595	@	Echo Global Logistics, Inc.	109,071
44,420		Forward Air Corp.	1,112,721
27,300	@	Gulfmark Offshore, Inc.	772,863
75,000	L	Horizon Lines, Inc.	417,750
15,200	@	HUB Group, Inc.	407,816
12,500	L	Knight Transportation, Inc.	241,125
15,200		Knightsbridge Tankers Ltd.	201,552
23,890		Landstar System, Inc.	926,215
2,700	@	Marten Transport Ltd.	48,465
7,200	@	RailAmerica, Inc.	87,840
19,900		Tidewater, Inc.	954,205

			6,001,457

Water: 0.0%
4,900		Consolidated Water Co. Ltd.	70,021

			70,021

		Total Common Stock (Cost $265,337,195)	266,501,287

REAL ESTATE INVESTMENT TRUSTS: 4.7%
Apartments: 1.1%
12,577		American Campus Communities, Inc.	353,414
24,600	L	Associated Estates Realty Corp.	277,242
16,100		Education Realty Trust, Inc.	77,924
4,400	L	Home Properties, Inc.	209,924
44,710		Mid-America Apartment Communities, Inc.	2,158,599

			3,077,103

Diversified: 0.5%
13,600		Capital Lease Funding, Inc.	59,568
9,515		Colonial Properties Trust	111,611
133,499	S	Lexington Realty Trust	811,674
4,000		Mission West Properties	28,760
6,900		PS Business Parks, Inc.	345,345

			1,356,958

Health Care: 0.5%
22,600		Omega Healthcare Investors, Inc.	439,570
39,300		Senior Housing Properties Trust	859,491

			1,299,061

See Accompanying Notes to Financial Statements

133

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Hotels: 0.2%
10,000	@	Ashford Hospitality Trust, Inc.	$46,400
16,700		Hersha Hospitality Trust	52,438
17,700		LaSalle Hotel Properties	375,771
37,700	@, L	Strategic Hotel Capital, Inc.	70,122

			544,731

Manufactured Homes: 0.1%
2,700		Equity Lifestyle Properties, Inc.	136,269
4,000		Sun Communities, Inc.	79,000

			215,269

Mortgage: 0.4%
13,200		Capstead Mortgage Corp.	180,180
105,800		MFA Mortgage Investments, Inc.	777,630
54,272	L	Northstar Realty Finance Corp.	186,153
5,400	@, L	Pennymac Mortgage Investment Trust	92,772
6,400	@, L	RAIT Investment Trust	8,384

			1,245,119

Office Property: 0.3%
4,500		BioMed Realty Trust, Inc.	71,010
50,617		Franklin Street Properties Corp.	739,514
8,700		Parkway Properties, Inc.	181,134

			991,658

Regional Malls: 0.2%
41,600		CBL & Associates Properties, Inc.	402,272
24,600		Glimcher Realty Trust	66,420
19,700		Pennsylvania Real Estate Investment Trust	166,662

			635,354

Shopping Centers: 0.1%
35,000		Developers Diversified Realty Corp.	324,100
8,000		Ramco-Gershenson Properties	76,320

			400,420

Single Tenant: 0.7%
96,900	L	National Retail Properties, Inc.	2,056,218

			2,056,218

Warehouse/Industrial: 0.6%
82,400		DCT Industrial Trust, Inc.	413,648
27,750	L	EastGroup Properties, Inc.	1,062,270
22,000		First Industrial Realty Trust, Inc.	115,060

			1,590,978

		Total Real Estate Investment Trusts (Cost $15,194,864)	13,412,869

Principal Amount			Value
U.S. TREASURY OBLIGATIONS: 0.1%
U.S. Treasury Notes: 0.1%
$325,000		1.250%, due 11/30/10	$327,387

		Total U.S. Treasury Obligations (Cost $327,839)	327,387

		Total Long-Term Investments (Cost $280,859,898)	280,241,543

Shares				Value

SHORT-TERM INVESTMENTS: 8.9%
Affiliated Mutual Fund: 1.7%
4,751,352		ING Institutional Prime Money Market Fund - Class I		$4,751,352

		Total Mutual Fund (Cost $4,751,352)		4,751,352

Principal Amount				Value
Securities Lending Collateralcc: 7.2%
$19,667,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)		$19,667,000
1,121,269	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)		897,015

		Total Securities Lending Collateral (Cost $20,788,269)		20,564,015

		Total Short-Term Investments (Cost $25,539,621)		25,315,367

		Total Investments in Securities (Cost $306,399,519)*	107.0%	$305,556,910
		Other Assets and Liabilities - Net	(7.0)	(19,936,160)

		Net Assets	100.0%	$285,620,750

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securites lending was invested in these short-term investments.
2	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
*	Cost for federal income tax purposes is $ 311,962,421.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$29,951,547
Gross Unrealized Depreciation	(36,357,058)

Net Unrealized Depreciation	$(6,405,511)

See Accompanying Notes to Financial Statements

134

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$266,501,287	$—	$—	$266,501,287
Real Estate Investment Trusts	13,412,869	—	—	13,412,869
U.S. Treasury Obligations	—	327,387	—	327,387
Short-Term Investments	24,418,352	—	897,015	25,315,367

Total Investments, at value	$304,332,508	$327,387	$897,015	$305,556,910

Other Financial Instruments+:
Futures	122,867	—	—	122,867

Total Assets	$304,455,375	$327,387	$897,015	$305,679,777

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$897,015	$—	$897,015

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$897,015	$—	$897,015

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.

Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING JPMorgan Small Cap Core Equity Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000 Mini Index	44	03/19/10	$2,745,160	$122,867

			$2,745,160	$122,867

See Accompanying Notes to Financial Statements

135

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$122,867

Total Asset Derivatives		$122,867

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$1,156,585

Total	$1,156,585

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$(59,011)

Total	$(59,011)

See Accompanying Notes to Financial Statements

136

ING LIMITED MATURITY BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Principal Amount			Value

CORPORATE BONDS/NOTES: 52.5%
Auto Manufacturers: 0.2%
$750,000		Daimler Finance NA, LLC, 5.750%, due 09/08/11	$788,124

			788,124

Banks: 15.2%
1,306,000		American Express Centurion Bank, 5.200%, due 11/26/10	1,351,451
885,000	#	ANZ National International Ltd., 2.375%, due 12/21/12	879,177
1,152,000	#	Banco Santander Chile S.A., 2.875%, due 11/13/12	1,162,058
5,107,000		Bank of America Corp., 2.100%, due 04/30/12	5,157,049
640,000		Bank of Ireland, 0.500%, due 12/29/49	217,600
2,200,000		Barclays Bank PLC, 2.500%, due 01/23/13	2,199,072
1,547,000		BB&T Corp., 3.850%, due 07/27/12	1,602,205
1,500,000		BNP Paribas, 2.125%, due 12/21/12	1,493,321
4,513,000		Citibank NA, 1.375%, due 08/10/11	4,526,746
4,769,000	S	Citigroup, Inc., 2.125%, due 04/30/12	4,822,785
1,309,000		Citigroup, Inc., 5.125%, due 02/14/11	1,350,969
764,000		Citigroup, Inc., 5.300%, due 10/17/12	796,405
1,293,000	S	Citigroup, Inc., 5.500%, due 04/11/13	1,341,535
1,135,000		Citigroup, Inc., 6.000%, due 02/21/12	1,198,819
3,980,000		General Motors Acceptance Corp., 2.200%, due 12/19/12	4,006,395
271,000		Goldman Sachs Group, Inc., 6.000%, due 05/01/14	296,695
1,203,000		Goldman Sachs Group, Inc., 6.875%, due 01/15/11	1,276,012
450,000		HSBC Bank PLC, 0.538%, due 06/29/49	284,625
500,000		JPMorgan Chase & Co., 5.375%, due 10/01/12	541,412
1,200,000		KeyBank NA, 5.700%, due 08/15/12	1,236,083
1,000,000		Morgan Stanley, 2.250%, due 03/13/12	1,016,316
2,081,000		Morgan Stanley, 5.050%, due 01/21/11	2,158,936
1,273,000		Morgan Stanley, 6.750%, due 04/15/11	1,349,138
606,000		National City Bank, 6.200%, due 12/15/11	645,604
2,374,000	L	State Street Corp., 2.150%, due 04/30/12	2,406,455
1,133,000		Wachovia Corp., 5.300%, due 10/15/11	1,203,215
942,000		Wells Fargo Bank NA, 6.450%, due 02/01/11	995,056
1,500,000		Westpac Banking Corp., 2.250%, due 11/19/12	1,497,497

			47,012,631

Principal Amount			Value

Beverages: 0.7%
$328,000		Anheuser-Busch Cos., Inc., 6.000%, due 04/15/11	$345,979
386,000		Coca-Cola Enterprises, Inc., 3.750%, due 03/01/12	401,392
1,242,000		Diageo Capital PLC, 5.200%, due 01/30/13	1,330,574

			2,077,945

Computers: 0.7%
550,000		Hewlett-Packard Co., 2.950%, due 08/15/12	561,604
1,616,000		Hewlett-Packard Co., 4.250%, due 02/24/12	1,695,947

			2,257,551

Diversified Financial Services: 9.7%
1,250,000	S	American Express Credit Corp., 5.875%, due 05/02/13	1,342,465
2,627,000		Bear Stearns Cos., Inc., 0.471%, due 02/01/12	2,614,740
1,150,000		Blackrock, Inc., 2.250%, due 12/10/12	1,145,771
958,000		BP Capital Markets PLC, 3.125%, due 03/10/12	987,305
1,142,000		Caterpillar Financial Services Corp., 5.750%, due 02/15/12	1,233,286
2,200,000		Credit Suisse First Boston USA, Inc., 6.125%, due 11/15/11	2,373,496
2,275,000		General Electric Capital Corp., 2.200%, due 06/08/12	2,308,265
2,311,000		General Electric Capital Corp., 2.250%, due 03/12/12	2,345,734
1,000,000		General Electric Capital Corp., 3.750%, due 11/14/14	999,353
500,000		General Electric Capital Corp., 4.800%, due 05/01/13	523,036
555,000		General Electric Capital Corp., 5.200%, due 02/01/11	579,129
1,175,000		General Electric Capital Corp., 6.125%, due 02/22/11	1,241,962
1,723,000		Genworth Global Funding Trusts, 5.200%, due 10/08/10	1,768,718
2,817,000		Goldman Sachs Capital III, 1.026%, due 12/31/49	1,856,544
2,304,000		International Lease Finance Corp., 0.482%, due 05/24/10	2,240,255
879,000		John Deere Capital Corp., 5.400%, due 10/17/11	939,676
548,000	#	MassMutual Global Funding II, 3.625%, due 07/16/12	562,699
2,525,000		Merrill Lynch & Co., Inc., 6.050%, due 08/15/12	2,706,500
1,350,000		National Rural Utilities Cooperative Finance Corp., 2.625%, due 09/16/12	1,359,261
763,000	#	Nissan Motor Acceptance Corp., 4.625%, due 03/08/10	762,721
149,330	#	Power Receivable Finance, LLC, 6.290%, due 01/01/12	152,311

			30,043,227

See Accompanying Notes to Financial Statements

137

ING LIMITED MATURITY BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value

Electric: 2.7%
$700,000		Cincinnati Gas & Electric, 5.700%, due 09/15/12	$759,646
2,554,000		Commonwealth Edison Co., 6.150%, due 03/15/12	2,756,616
363,000		DTE Energy Co., 7.050%, due 06/01/11	384,725
106,000		FirstEnergy Corp., 6.450%, due 11/15/11	113,709
1,788,000		Nisource Finance Corp., 7.875%, due 11/15/10	1,874,861
398,000		Pacific Gas & Electric Co., 4.200%, due 03/01/11	410,823
1,063,000		PSEG Power, LLC, 7.750%, due 04/15/11	1,137,810
901,000		Public Service Co. of Colorado, 7.875%, due 10/01/12	1,034,451

			8,472,641

Food: 2.1%
1,811,000		Kraft Foods, Inc., 6.250%, due 06/01/12	1,952,867
896,000		Kroger Co., 6.750%, due 04/15/12	979,135
329,000		Kroger Co., 6.800%, due 04/01/11	349,466
1,718,000		Safeway, Inc., 6.500%, due 03/01/11	1,816,335
1,300,000		Sara Lee Corp., 6.250%, due 09/15/11	1,387,525

			6,485,328

Gas: 0.3%
976,000		AGL Capital Corp., 7.125%, due 01/14/11	1,030,258

			1,030,258

Healthcare - Products: 0.2%
760,000		Covidien International Finance S.A., 5.150%, due 10/15/10	783,807

			783,807

Healthcare - Services: 0.8%
1,199,000		Aetna, Inc., 7.875%, due 03/01/11	1,276,512
1,081,000	#	Roche Holdings, Inc., 4.500%, due 03/01/12	1,135,978

			2,412,490

Insurance: 2.0%
1,225,000		Aegon NV, 3.570%, due 12/31/49	621,320
658,000		Allstate Corp., 6.125%, due 02/15/12	712,823
309,000		Berkshire Hathaway Finance, 4.000%, due 04/15/12	323,999
1,500,000		Hartford Financial Services Group, Inc., 5.250%, due 10/15/11	1,548,690
493,000		Metlife, Inc., 5.375%, due 12/15/12	524,309
700,000	#	Metropolitan Life Global Funding I, 5.125%, due 11/09/11	733,195
1,000,000	#	Monumental Global Funding II, 0.310%, due 05/26/10	995,905

Principal Amount		Value

Insurance: (continued)
$745,000	Prudential Financial, Inc., 5.100%, due 12/14/11	$777,954

		6,238,195

Media: 3.4%
1,000,000	CBS Corp., 7.700%, due 07/30/10	1,030,572
1,182,000	Comcast Cable Communications Holdings, Inc., 6.750%, due 01/30/11	1,247,769
2,187,000	COX Communications, Inc., 4.625%, due 01/15/10	2,189,863
2,162,000	Time Warner Cable, Inc., 5.400%, due 07/02/12	2,311,295
400,000	Time Warner, Inc., 5.500%, due 11/15/11	424,860
3,077,000	Time Warner, Inc., 6.750%, due 04/15/11	3,261,091

		10,465,450

Mining: 0.7%
1,950,000	Xstrata Canada Corp., 8.375%, due 02/15/11	2,092,436

		2,092,436

Miscellaneous Manufacturing: 0.6%
1,869,000	Tyco International Group S.A., 6.375%, due 10/15/11	2,004,977

		2,004,977

Oil & Gas: 0.9%
1,080,000	Chevron Corp., 3.450%, due 03/03/12	1,123,049
1,575,000	Conoco Funding Co., 6.350%, due 10/15/11	1,714,266

		2,837,315

Pharmaceuticals: 1.5%
1,664,000	Express Scripts, Inc., 5.250%, due 06/15/12	1,769,183
1,262,000	Pfizer, Inc., 4.450%, due 03/15/12	1,335,453
1,462,000	Wyeth, 6.950%, due 03/15/11	1,562,252

		4,666,888

Pipelines: 0.8%
997,000	Enterprise Products Operating L.P., 4.600%, due 08/01/12	1,053,554
1,201,000	Transcontinental Gas Pipe Line Corp., 8.875%, due 07/15/12	1,377,339

		2,430,893

Real Estate: 0.5%
742,000	Prologis, 5.500%, due 04/01/12	751,567
635,000	Simon Property Group L.P., 5.375%, due 06/01/11	659,396

		1,410,963

Retail: 1.7%
935,000	CVS Caremark Corp., 5.750%, due 08/15/11	996,044
2,021,000	Home Depot, Inc., 4.625%, due 08/15/10	2,069,227

See Accompanying Notes to Financial Statements

138

ING LIMITED MATURITY BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value

Retail: (continued)
$2,013,000		Target Corp., 6.350%, due 01/15/11	$2,126,179

			5,191,450

Software: 0.3%
891,000		Oracle Corp., 3.750%, due 07/08/14	920,295

			920,295

Telecommunications: 6.3%
2,437,000		British Telecommunications PLC, 9.125%, due 12/15/10	2,611,416
2,926,000		Cellco Partnership / Verizon Wireless Capital, LLC, 5.250%, due 02/01/12	3,104,916
390,000		Cisco Systems, Inc., 5.250%, due 02/22/11	409,351
2,974,000		France Telecom S.A., 7.750%, due 03/01/11	3,188,336
3,408,000		New Cingular Wireless Services, Inc., 7.875%, due 03/01/11	3,662,564
907,000		Telecom Italia Capital S.A., 6.200%, due 07/18/11	960,380
1,864,000		Telefonica Emisones SAU, 5.855%, due 02/04/13	2,015,413
25,000		Telefonica Europe BV, 7.750%, due 09/15/10	26,157
538,000		TELUS Corp., 8.000%, due 06/01/11	582,636
1,893,000		Verizon Communications, Inc., 4.375%, due 06/01/13	1,987,953
821,000		Verizon Communications, Inc., 5.350%, due 02/15/11	856,324

			19,405,446

Transportation: 1.2%
1,082,063	S	Burlington, 5.431%, due 03/26/10	1,079,358
889,000		CSX Corp., 6.750%, due 03/15/11	944,459
364,000		Norfolk Southern Corp., 6.750%, due 02/15/11	384,690
1,283,000		Union Pacific Corp., 6.650%, due 01/15/11	1,353,612

			3,762,119

		Total Corporate Bonds/Notes (Cost $160,026,970)	162,790,429

U.S. GOVERNMENT AGENCY OBLIGATIONS: 11.1%
Federal Home Loan Bank: 2.9%
5,245,000	L	1.375%, due 05/16/11	5,283,750
3,665,000	S	3.625%, due 07/01/11	3,809,133

			9,092,883

Federal Home Loan Mortgage Corporation##: 4.7%
3,500,000	L	1.750%, due 06/15/12	3,517,602
510	S	3.500%, due 01/01/17	516
3,036,846	S	3.750%, due 02/15/13	3,094,279
7,622,137	S	5.500%, due 10/15/14-06/15/35	8,003,632
22,319	S	6.000%, due 04/01/13	23,736

			14,639,765

Principal Amount			Value

Federal National Mortgage Association##: 2.6%
$8,354	S	2.827%, due 07/01/24	$8,464
11,932	S	2.970%, due 12/01/17	12,108
319,393	S	6.000%, due 06/01/11-09/01/17	342,059
5,864,000		6.000%, due 05/15/11	6,280,016
1,032,920	S	6.500%, due 10/01/22-10/01/32	1,120,598
73,769	S	7.000%, due 10/01/32	81,436
51,538	S	7.500%, due 08/01/27	58,127

			7,902,808

Government National Mortgage Association: 0.0%
33,600	S	6.000%, due 04/15/13	35,986
27,092	S	7.500%, due 01/15/24-07/15/27	30,517
9,336	S	9.000%, due 12/15/26	10,795
8,499	S	9.500%, due 03/15/20-07/15/21	9,797

			87,095

Other U.S. Agency Obligations: 0.9%
2,642,000		Federal Farm Credit Bank, 4.750%, due 05/07/10	2,683,815

			2,683,815

		Total U.S. Government Agency Obligations (Cost $33,416,818)	34,406,366

U.S. TREASURY OBLIGATIONS: 21.7%
U.S. Treasury Notes: 21.7%
36,965,000	L	0.750%, due 11/30/11	36,735,447
2,964,000	L	1.000%, due 10/31/11	2,962,260
5,622,000	L	1.125%, due 12/15/12	5,533,695
8,422,000	L	2.125%, due 11/30/14	8,225,287
3,990,000		2.625%, due 12/31/14	3,979,718
3,764,000	L	3.375%, due 11/15/19	3,621,694
1,232,000	S	4.500%, due 05/15/10	1,251,684
5,168,000	S	4.500%, due 08/15/39	5,052,531

		Total U.S. Treasury Obligations (Cost $68,045,984)	67,362,316

ASSET-BACKED SECURITIES: 3.0%
Automobile Asset-Backed Securities: 3.0%
1,130,000	#, S	Bank of America Auto Trust, 2.130%, due 09/15/13	1,141,264
727,000	#, S	Bank of America Auto Trust, 2.670%, due 07/15/13	739,379
1,061,000	S	CarMax Auto Owner Trust, 1.740%, due 04/15/14	1,057,471
715,000	S	CarMax Auto Owner Trust, 2.820%, due 12/15/14	709,366
574,000	S	Harley-Davidson Motorcycle Trust, 2.620%, due 03/15/14	583,398
1,768,000	S	Harley-Davidson Motorcycle Trust, 3.190%, due 11/15/13	1,806,631
735,000	S	Harley-Davidson Motorcycle Trust, 5.520%, due 11/15/13	772,020
431,000	S	Honda Auto Receivables Owner Trust, 2.310%, due 05/15/13	436,746
433,000	S	Hyundai Auto Receivables Trust, 2.030%, due 08/15/13	436,024

See Accompanying Notes to Financial Statements

139

ING LIMITED MATURITY BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value

Automobile Asset-Backed Securities: (continued)
$574,000	S	Mercedes-Benz Auto Receivables Trust, 1.670%, due 01/15/14	$574,219
418,000	S	Mercedes-Benz Auto Receivables Trust, 2.430%, due 03/15/16	416,611
708,000	S	USAA Auto Owner Trust, 5.070%, due 06/15/13	739,768

		Total Asset-Backed Securities (Cost $9,360,616)	9,412,897

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.0%
134,134	S	Bear Stearns Commercial Mortgage Securities, 5.415%, due 04/12/38	135,814
21,801,612	S, ^	Citicorp Mortgage Securities, Inc., 5.169%, due 06/25/36	1,498,015
2,985,459	S	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	3,008,038
4,094	S	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	4,045
886,949	S	GMAC Commercial Mortgage Securities, Inc., 4.576%, due 05/10/40	906,083
675,577	S	JPMorgan Alternative Loan Trust, 5.502%, due 01/25/36	471,918
27,369	S	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	27,751

		Total Collateralized Mortgage Obligations (Cost $6,341,102)	6,051,664

Shares			Value
COMMON STOCK: 0.0%
Electric: 0.0%
140	@	Dynegy, Inc. - Class A	$253

		Total Common Stock (Cost $—)	253

		Total Long-Term Investments (Cost $277,191,490)	280,023,925

SHORT-TERM INVESTMENTS: 30.2%
Affiliated Mutual Fund: 9.6%
29,592,000	S	ING Institutional Prime Money Market Fund - Class I	$29,592,000

		Total Mutual Fund (Cost $29,592,000)	29,592,000

Principal Amount				Value

Securities Lending Collateralcc: 20.6%
$63,230,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)		$63,230,000
848,027	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)		678,421

		Total Securities Lending Collateral (Cost $64,078,027)		63,908,421

		Total Short-Term Investments (Cost $93,670,027)		93,500,421

		Total Investments in Securities (Cost $370,861,517)*	120.5%	$373,524,346
		Other Assets and Liabilities - Net	(20.5)	(63,525,149)

		Net Assets	100.0%	$309,999,197

@	Non-income producing security
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securites lending was invested in these short-term investments.
2	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
*	Cost for federal income tax purposes is $371,121,698.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,749,795
Gross Unrealized Depreciation	(3,347,147)

Net Unrealized Appreciation	$2,402,648

See Accompanying Notes to Financial Statements

140

ING LIMITED MATURITY BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$253	$—	$—	$253
Corporate Bonds/Notes	—	161,493,471	1,296,958	162,790,429
U.S. Government Agency Obligations	—	34,406,366	—	34,406,366
U.S. Treasury Obligations	—	67,362,316	—	67,362,316
Asset-Backed Securities	—	9,412,897	—	9,412,897
Collateralized Mortgage Obligations	—	6,051,664	—	6,051,664
Short-Term Investments	92,822,000	—	678,421	93,500,421

Total Investments, at value	$94,073,937	$277,475,030	$1,975,379	$373,524,346

Other Financial Instruments+:
Futures	797,568	—	—	797,568
Swaps, at value	—	124,899	—	124,899

Total Assets	$94,871,505	$277,599,929	$1,975,379	$374,446,813

Liabilities Table
Other Financial Instruments+:
Futures	(303,106)	—	—	(303,106)

Total Liabilities	$(303,106)	$—	$—	$(303,106)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table Investments, at value
Corporate Bonds/Notes	$5,786,151	$—			$(2,018,045)	$3	$—	$(9,215)	$217,600	$(2,679,536)	$1,296,958
Asset-Backed Securities	4,318,025	—	$—	$—	(4,006,675)	2,132	(994,481)	680,999	—	—	—
Short-Term Investments	—	—	—	—	—	—	—	—	678,421	—	678,421

Total Investments, at value	$10,104,176	$—	$—	$—	$(6,024,720)	$2,135	$(994,481)	$671,784	$896,021	$(2,679,536)	$1,975,379

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $(120,287).

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

141

ING LIMITED MATURITY BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

ING Limited Maturity Bond Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	242	03/31/10	$52,336,280	$(303,106)

			$52,336,280	$(303,106)

Short Contracts
U.S. Treasury 5-Year Note	171	03/31/10	$19,559,461	$382,682
U.S. Treasury Long Bond	77	03/22/10	8,883,875	414,886

			$28,443,336	$797,568

ING Limited Maturity Bond Portfolio Credit Default Swap Agreements Outstanding on December 31, 2009:

Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection(1)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/09 (%)(2)		Notional Amount(3)	Market Value(4)	Upfront Premium Paid/ (received)	Unrealized Appreciation/ (depreciation)
Citibank N.A., New York	General Electric Capital Corp. 5.625%, 09/15/17	Sell	5.000	06/20/10	0.68	USD	3,000,000	$61,339	$(36,985)	$98,324
Deutsche Bank AG	HSBC Finance Corp. 7.000%, 05/15/12	Sell	5.000	06/20/10	0.53	USD	3,000,000	63,560	(42,929)	106,489

								$124,899	$(79,914)	$204,813

(1)

If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)

The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

142

ING LIMITED MATURITY BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets-Unrealized appreciation*	$797,568
Credit contracts	Swaps, at value	124,899

Total Asset Derivatives		$922,467

Liability Derivatives
Interest rate contracts	Net Assets-Unrealized depreciation*	$303,106

Total Liability Derivatives		$303,106

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures	Swaps	Total
Interest rate contracts	$1,808,950	$—	$1,808,950
Credit contracts	—	222,730	222,730

Total	$1,808,950	$222,730	$2,031,680

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures	Swaps	Total
Interest rate contracts	$151,528	$—	$151,528
Credit contracts	—	(200,280)	(200,280)

Total	$151,528	$(200,280)	$(48,752)

See Accompanying Notes to Financial Statements

143

ING LORD ABBETT AFFILIATED PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 98.1%
Advertising: 0.4%
14,400		Omnicom Group	$563,760

			563,760

Aerospace/Defense: 0.3%
7,700		Raytheon Co.	396,704

			396,704

Agriculture: 1.7%
77,700		Archer-Daniels-Midland Co.	2,432,787

			2,432,787

Airlines: 3.1%
396,757	@	Delta Airlines, Inc.	4,515,095

			4,515,095

Apparel: 0.1%
1,300		Nike, Inc.	85,891

			85,891

Auto Manufacturers: 1.6%
233,700	@	Ford Motor Co.	2,337,000

			2,337,000

Banks: 24.9%
187,287		Bank of America Corp.	2,820,542
111,460		Bank of New York Mellon Corp.	3,117,536
26,100		BB&T Corp.	662,157
3,500		Capital One Financial Corp.	134,190
409,500		Citigroup, Inc.	1,355,445
22,100		Goldman Sachs Group, Inc.	3,731,364
149,897		JPMorgan Chase & Co.	6,246,208
125,500		Keycorp	696,525
15,600		M&T Bank Corp.	1,043,484
80,900		Morgan Stanley	2,394,640
52,500		PNC Financial Services Group, Inc.	2,771,475
72,000		Regions Financial Corp.	380,880
17,600		State Street Corp.	766,304
128,868		SunTrust Bank	2,614,732
241,700		Wells Fargo & Co.	6,523,481
92,000	L	Zions Bancorp.	1,180,360

			36,439,323

Biotechnology: 1.1%
29,500	@	Amgen, Inc.	1,668,815

			1,668,815

Building Materials: 0.1%
6,618		Masco Corp.	91,395

			91,395

Chemicals: 2.6%
56,200		Dow Chemical Co.	1,552,806
24,600		Mosaic Co.	1,469,358
3,000		Potash Corp. of Saskatchewan	325,500
6,700		Praxair, Inc.	538,077

			3,885,741

Coal: 0.5%
30,300		Arch Coal, Inc.	674,175

			674,175

Commercial Services: 2.2%
277,326	@	Hertz Global Holdings, Inc.	3,305,726

			3,305,726

Shares			Value

Computers: 1.4%
35,100	@	EMC Corp.	$613,197
29,075		Hewlett-Packard Co.	1,497,653

			2,110,850

Cosmetics/Personal Care: 0.3%
4,700		Colgate-Palmolive Co.	386,105

			386,105

Diversified Financial Services: 1.6%
31,600		Charles Schwab Corp.	594,712
14,900		Franklin Resources, Inc.	1,569,715
5,900		Legg Mason, Inc.	177,944

			2,342,371

Electric: 0.8%
20,300		Pacific Gas & Electric Co.	906,395
8,500		Southern Co.	283,220

			1,189,615

Electrical Components & Equipment: 0.6%
19,700		Emerson Electric Co.	839,220

			839,220

Food: 2.9%
38,200		Kraft Foods, Inc.	1,038,276
158,265		Kroger Co.	3,249,180

			4,287,456

Healthcare - Products: 2.9%
149,900	@, L	Boston Scientific Corp.	1,349,100
38,000		Covidien PLC	1,819,820
16,700		Johnson & Johnson	1,075,647

			4,244,567

Healthcare - Services: 1.6%
75,600		UnitedHealth Group, Inc.	2,304,288

			2,304,288

Home Builders: 0.5%
80,000		Pulte Homes, Inc.	800,000

			800,000

Insurance: 0.9%
30,050		Metlife, Inc.	1,062,268
12,500		Principal Financial Group, Inc.	300,500

			1,362,768

Iron/Steel: 1.2%
20,900		Cliffs Natural Resources, Inc.	963,281
15,100		United States Steel Corp.	832,312

			1,795,593

Leisure Time: 0.7%
32,100	@	Carnival Corp.	1,017,249

			1,017,249

Lodging: 1.9%
35,400	@	Hyatt Hotels Corp.	1,055,274
49,927		Marriott International, Inc.	1,360,511
11,000		Starwood Hotels & Resorts Worldwide, Inc.	402,270

			2,818,055

See Accompanying Notes to Financial Statements

144

ING LORD ABBETT AFFILIATED PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Machinery - Construction & Mining: 1.2%
27,500		Caterpillar, Inc.	$1,567,225
3,900		Joy Global, Inc.	201,201

			1,768,426

Media: 2.0%
69,000		Comcast Corp. - Class A	1,163,340
15,754	@	Time Warner Cable, Inc.	652,058
20,933		Time Warner, Inc.	609,988
16,600	@	Viacom - Class B	493,518

			2,918,904

Mining: 2.4%
8,100		Agnico-Eagle Mines Ltd.	437,400
54,800		Barrick Gold Corp.	2,158,024
19,400		Newmont Mining Corp.	917,814

			3,513,238

Miscellaneous Manufacturing: 2.4%
44,645		Eaton Corp.	2,840,315
15,900		Honeywell International, Inc.	623,280

			3,463,595

Oil & Gas: 14.5%
3,100		Apache Corp.	319,827
51,300		Chevron Corp.	3,949,587
17,300		ConocoPhillips	883,511
13,600		Devon Energy Corp.	999,600
10,100		EOG Resources, Inc.	982,730
84,100		ExxonMobil Corp.	5,734,779
14,800		Hess Corp.	895,400
49,400		Marathon Oil Corp.	1,542,268
9,500		Murphy Oil Corp.	514,900
17,100		Occidental Petroleum Corp.	1,391,085
22,900		Petroleo Brasileiro SA ADR	1,091,872
3,400	@	Southwestern Energy Co.	163,880
35,600		Suncor Energy, Inc.	1,257,036
33,700		XTO Energy, Inc.	1,568,061

			21,294,536

Oil & Gas Services: 4.8%
71,600		Halliburton Co.	2,154,444
61,750		Schlumberger Ltd.	4,019,308
30,500		Smith International, Inc.	828,685

			7,002,437

Pharmaceuticals: 3.6%
36,800		Abbott Laboratories	1,986,832
30,900		Merck & Co., Inc.	1,129,086
37,700		Teva Pharmaceutical Industries Ltd. ADR	2,117,986

			5,233,904

Pipelines: 0.9%
131,700		El Paso Corp.	1,294,611

			1,294,611

Retail: 5.8%
10,700		Best Buy Co., Inc.	422,222
15,200		Home Depot, Inc.	439,736
73,731	@	HSN, Inc.	1,488,629
21,600	@	J Crew Group, Inc.	966,384
27,600		JC Penney Co., Inc.	734,436
20,600	@	Kohl’s Corp.	1,110,958
60,100		Target Corp.	2,907,037

Shares			Value

Retail: (continued)
7,550		Wal-Mart Stores, Inc.	$403,548

			8,472,950

Semiconductors: 0.6%
41,500		Intel Corp.	846,600

			846,600

Software: 0.4%
17,200	@	Adobe Systems, Inc.	632,616

			632,616

Telecommunications: 3.4%
97,680		AT&T, Inc.	2,737,970
31,900	@	Cisco Systems, Inc.	763,686
42,900		Verizon Communications, Inc.	1,421,277

			4,922,933

Transportation: 0.2%
4,300		FedEx Corp.	358,835

			358,835

		Total Common Stock (Cost $131,424,867)	143,618,134

REAL ESTATE INVESTMENT TRUSTS: 0.1%
Mortgage: 0.1%
10,000		Annaly Capital Management, Inc.	173,500

		Total Real Estate Investment Trusts (Cost $153,115)	173,500

PREFERRED STOCK: 0.2%
Banks: 0.2%
23,600	@	Bank of America Corp.	352,112

		Total Preferred Stock (Cost $354,000)	352,112

		Total Long-Term Investments (Cost $131,931,982)	144,143,746

Principal Amount			Value

SHORT-TERM INVESTMENTS: 1.7%
Securities Lending Collateralcc: 1.7%
$2,365,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$2,365,000

139,950	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	111,960

		Total Short-Term Investments (Cost $2,504,950)	2,476,960

Total Investments in Securities (Cost $134,436,932)*	100.1%	$146,620,706
Other Assets and Liabilities - Net	(0.1)	(183,126)

Net Assets	100.0%	$146,437,580

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.

See Accompanying Notes to Financial Statements

145

ING LORD ABBETT AFFILIATED PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

1	Collateral received from brokers for securities lending was invested in these short-term investments.
2	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
*	Cost for federal income tax purposes is $138,391,499.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$18,541,105
Gross Unrealized Depreciation	(10,311,898)

Net Unrealized Appreciation	$8,229,207

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table Investments, at value
Common Stock*	$143,618,134	$—	$—	$143,618,134
Real Estate Investment Trusts	173,500	—	—	173,500
Preferred Stock	—	352,112	—	352,112
Short-Term Investments	2,365,000	—	111,960	2,476,960

Total Investments, at value	$146,156,634	$352,112	$111,960	$146,620,706

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$111,960	$—	$111,960

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$111,960	$—	$111,960

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

146

ING PIMCO HIGH YIELD PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Principal Amount				Value

	CORPORATE BONDS/NOTES: 88.3%
	Advertising: 0.5%
	$ 3,075,000	#, ±, S	R.H. Donnelley, Inc., 11.750%, due 05/15/15	$2,552,250

				2,552,250

	Aerospace/Defense: 0.1%
	801,869	S, I	Continental Airlines, Inc., 6.920%, due 04/02/13	747,409

				747,409

	Airlines: 1.0%
	100,000	S	American Airlines Pass-Through Trust, 7.858%, due 10/01/11	100,000
	2,000,000	#, L	American Airlines, Inc., 10.500%, due 10/15/12	2,100,000
	310,537	S	Continental Airlines, Inc., 7.373%, due 12/15/15	274,825
	2,400,000		United Airlines, Inc., 9.750%, due 01/15/17	2,448,000
	100,000	S	United Airlines, Inc., 10.400%, due 11/01/16	105,375

				5,028,200

	Auto Manufacturers: 0.9%
	309,514		Ford Motor Co., 3.240%, due 11/29/13	287,590
	5,042,153		Ford Motor Co., 3.290%, due 11/29/13	4,685,002

				4,972,592

	Auto Parts & Equipment: 3.4%
	3,200,000	#, S	Allison Transmission, Inc., 11.000%, due 11/01/15	3,376,000
	2,755,000	S	ArvinMeritor, Inc., 8.125%, due 09/15/15	2,644,800
	4,825,000	S	ArvinMeritor, Inc., 8.750%, due 03/01/12	4,921,500
	1,600,000	±, S	Cooper Standard Automotive, Inc., 7.000%, due 12/15/12	1,524,000
	550,000	S	Tenneco, Inc., 8.125%, due 11/15/15	558,938
	50,000	#, S	TRW Automotive, Inc., 7.000%, due 03/15/14	49,250
	4,780,000	#, S	TRW Automotive, Inc., 7.250%, due 03/15/17	4,660,500

				17,734,988

	Banks: 7.8%
	500,000		BAC Capital Trust VI, 5.625%, due 03/08/35	401,474
	200,000		Bank of America Corp., 8.125%, due 12/29/49	192,798
	450,000	#, S	Barclays Bank PLC, 7.434%, due 09/29/49	416,250
	1,180,000	#, S	Barclays Bank PLC, 10.179%, due 06/12/21	1,525,784
GBP	4,560,000		Barclays Bank PLC, 14.000%, due 11/29/49	9,464,401
	$ 100,000	S	Citigroup, Inc., 5.000%, due 09/15/14	96,502

Principal Amount				Value

	Banks: (continued)
	$ 3,300,000		Credit Agricole S.A., 9.750%, due 06/29/49	$3,506,250
	6,950,000	S	General Motors Acceptance Corp., 8.000%, due 11/01/31	6,268,205
	3,425,000	S	Goldman Sachs Group, Inc., 6.750%, due 10/01/37	3,531,685
EUR	800,000		Intesa Sanpaolo S.p.A., 8.047%, due 06/29/49	1,164,041
	$ 5,650,000	#, S	Rabobank, 11.000%, due 12/29/49	6,907,916
EUR	500,000		RBS Capital Trust A, 6.467%, due 12/29/49	340,468
	$ 3,250,000	S	Regions Financial Corp., 7.750%, due 11/10/14	3,208,403
	1,750,000	#, S	Royal Bank of Scotland Group PLC, 6.990%, due 10/29/49	972,465
	3,100,000	S	Royal Bank of Scotland Group PLC, 7.640%, due 03/31/49	1,675,996
	375,000	#, S	Societe Generale, 5.922%, due 12/31/49	292,509
	925,000	S	Wells Fargo & Company, 7.980%, due 02/28/49	931,938
	600,000	S	Wells Fargo Capital XIII, 7.700%, due 12/29/49	585,000

				41,482,085

	Building Materials: 0.2%
	1,600,000	#, S	C8 Capital SPV Ltd., 6.640%, due 12/31/49	1,113,005

				1,113,005

	Chemicals: 0.7%
	2,375,000	#, S	Ineos Group Holdings PLC, 8.500%, due 02/15/16	1,609,063
EUR	300,000		Rhodia S.A., 3.492%, due 10/15/13	403,185
	$ 1,875,000	S	Rockwood Specialties Group, Inc., 7.500%, due 11/15/14	1,903,125

				3,915,373

	Commercial Services: 0.2%
	1,200,000	S	Aramark Services, Inc., 8.500%, due 02/01/15	1,242,000

				1,242,000

	Computers: 0.8%
	4,169,000	S	SunGard Data Systems, Inc., 9.125%, due 08/15/13	4,294,070

				4,294,070

	Diversified Financial Services: 12.3%
	4,192,117	S	AES Ironwood, LLC, 8.857%, due 11/30/25	4,171,156
	802,556	S	AES Red Oak, LLC, 8.540%, due 11/30/19	804,563
	500,000	S	AES Red Oak, LLC, 9.200%, due 11/30/29	471,250

See Accompanying Notes to Financial Statements

147

ING PIMCO HIGH YIELD PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount				Value

	Diversified Financial Services: (continued)
	$ 700,000	S	American General Finance Corp., 6.900%, due 12/15/17	$486,714
	2,300,000	S	Capital One Bank USA NA, 8.800%, due 07/15/19	2,722,384
	1,125,000	S	Capital One Capital VI, 8.875%, due 05/15/40	1,206,563
	31,754	L	CIT Group, Inc., 7.000%, due 05/01/13	29,849
	47,632		CIT Group, Inc., 7.000%, due 05/01/14	44,357
	247,632		CIT Group, Inc., 7.000%, due 05/01/15	222,869
	79,387		CIT Group, Inc., 7.000%, due 05/01/16	70,258
	111,142		CIT Group, Inc., 7.000%, due 05/01/17	96,971
	2,400,000	I	CIT Group, Inc., 9.500%, due 01/18/12	2,469,713
	2,375,000	S	Citigroup Capital XXI, 8.300%, due 12/21/57	2,297,813
EUR	300,000		CL Capital Trust I, 7.047%, due 04/29/49	405,336
	$ 2,525,000	#, S	El Paso Performance-Linked Trust, 7.750%, due 07/15/11	2,601,157
	1,000,000	#, S	Fibria Overseas Finance Ltd., 9.250%, due 10/30/19	1,127,500
	2,800,000	S	Ford Motor Credit Co., LLC, 3.034%, due 01/13/12	2,607,500
	800,000	S	Ford Motor Credit Co., LLC, 7.000%, due 10/01/13	799,442
	1,750,000	S	Ford Motor Credit Co., LLC, 7.875%, due 06/15/10	1,776,630
	4,475,000	S	Ford Motor Credit Co., LLC, 8.000%, due 06/01/14	4,599,096
	9,325,000	S	Ford Motor Credit Co., LLC, 8.000%, due 12/15/16	9,349,655
	1,000,000	S	Ford Motor Credit Co., LLC, 8.700%, due 10/01/14	1,046,501
	1,000,000	S	Ford Motor Credit Co., LLC, 9.875%, due 08/10/11	1,047,406
	1,600,000	S	Ford Motor Credit Co., LLC, 12.000%, due 05/15/15	1,857,280
	1,375,000	#, S	Fresenius US Finance II, Inc., 9.000%, due 07/15/15	1,519,375
	1,000,000	S	General Electric Capital Corp., 6.875%, due 01/10/39	1,035,981
	4,804,000	S	International Lease Finance Corp., 4.875%, due 09/01/10	4,615,131
	700,000	S	International Lease Finance Corp., 5.450%, due 03/24/11	645,322
	1,000,000	S	International Lease Finance Corp., 5.875%, due 05/01/13	795,431
	2,750,000	±, S	Lehman Brothers Holdings, Inc., 6.750%, due 12/28/17	825

Principal Amount				Value

	Diversified Financial Services: (continued)
	$ 1,550,000	±, S	Lehman Brothers Holdings, Inc., 7.500%, due 05/11/38	$465
	499,200	#, ±, S, I	Lehman Brothers Holdings, Inc., 8.160%, due 05/30/09	23,266
	1,100,000	S	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	1,002,460
	2,800,000	#, S	NSG Holdings, LLC, 7.750%, due 12/15/25	2,520,000
	1,400,000	#, S	Santander Perpetual SA Unipersonal, 6.671%, due 10/24/17	1,260,186
	350,000	S	SLM Corp., 0.442%, due 07/26/10	342,586
	800,000	S	SLM Corp., 0.512%, due 10/25/11	749,222
	275,000	S	SLM Corp., 0.582%, due 01/27/14	212,346
EUR	500,000		SLM Corp., 0.964%, due 11/15/11	623,593
	$ 1,100,000	S	SLM Corp., 5.125%, due 08/27/12	1,031,842
	2,075,000	S	SLM Corp., 8.450%, due 06/15/18	2,050,550
	700,000	#, S	SMFG Preferred Capital USD 3 Ltd., 9.500%, due 12/31/49	728,822
	400,000	#, S	TNK-BP Finance S.A., 6.625%, due 03/20/17	393,000
	500,000		TNK-BP Finance S.A., 7.500%, due 07/18/16	519,375
	1,200,000	#, S	TNK-BP Finance S.A., 7.500%, due 07/18/16	1,236,000
	800,000		Transcapit, 6.103%, due 06/27/12	831,540
	970,000	S	UBS Preferred Funding Trust V, 6.243%, due 05/29/49	768,725

				65,218,006

	Electric: 7.3%
	2,000,000	S	AES Corp., 7.750%, due 03/01/14	2,040,000
	725,000	S	AES Corp., 8.000%, due 10/15/17	747,656
	1,100,000	S	AES Corp., 8.000%, due 06/01/20	1,124,750
	987,437		Calpine Corp., 3.170%, due 03/29/14	936,090
	3,125,000	#, S	Intergen NV, 9.000%, due 06/30/17	3,273,438
	1,935,000	#, S	Ipalco Enterprises, Inc., 7.250%, due 04/01/16	1,949,513
	50,000	S	Ipalco Enterprises, Inc., 8.625%, due 11/14/11	52,500
	2,587,881	S	Midwest Generation, LLC, 8.560%, due 01/02/16	2,613,760
	2,000,000	S	NRG Energy, Inc., 7.250%, due 02/01/14	2,030,000
	1,100,000	S	NRG Energy, Inc., 7.375%, due 02/01/16	1,104,125
	4,825,000	S	NRG Energy, Inc., 7.375%, due 01/15/17	4,849,125

See Accompanying Notes to Financial Statements

148

ING PIMCO HIGH YIELD PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount				Value

	Electric: (continued)
	$ 50,000	S	NRG Energy, Inc., 8.500%, due 06/15/19	$51,500
	4,000,000	S	NV Energy, Inc., 6.750%, due 08/15/17	3,917,140
	3,241,563	#, S	Tenaska Alabama Partners LP, 7.000%, due 06/30/21	3,000,987
	1,230,916		Texas Competitive Electric Holdings Co. LLC, 3.730%, due 10/10/14	1,005,505
	33,125		Texas Competitive Electric Holdings Co. LLC, 3.750%, due 01/10/14	26,997
	9,542		Texas Competitive Electric Holdings Co. LLC, 3.750%, due 10/10/14	7,795
	6,361		Texas Competitive Electric Holdings Co. LLC, 3.780%, due 10/10/14	5,196
	4,561,599		Texas Competitive Electric Holdings Co., LLC, 3.250%, due 10/10/14	3,692,843
	7,080,155		Texas Competitive Electric Holdings Co., LLC, 3.730%, due 10/10/14	5,731,385
	74,985		Texas Competitive Electric Holdings Co., LLC, 3.750%, due 10/10/14	60,811
	41,615		Texas Competitive Electric Holdings Co., LLC, 3.780%, due 10/10/14	33,715
	528,125	&, S, L	Texas Competitive Electric Holdings Co., LLC, 10.500%, due 11/01/16	374,969

				38,629,800

	Electrical Components & Equipment: 0.3%
	1,750,000	S	Legrand, 8.500%, due 02/15/25	1,832,597

				1,832,597

	Engineering & Construction: 0.2%
GBP	769,681	^^	Grupo Ferrovial S.A., 5.537%, due 04/07/11	1,156,162

				1,156,162

	Entertainment: 0.3%
	$ 1,500,000	#, S	Warner Music Group, 9.500%, due 06/15/16	1,614,375

				1,614,375

	Food: 0.2%
	1,100,000	S	American Stores Co., 8.000%, due 06/01/26	1,009,250

				1,009,250

	Forest Products & Paper: 3.1%
	500,000	S	Cascades, Inc., 7.250%, due 02/15/13	507,500
	3,615,000	S	Georgia-Pacific Corp., 7.375%, due 12/01/25	3,470,400
	10,380,000	S	Georgia-Pacific Corp., 8.000%, due 01/15/24	10,639,500

Principal Amount				Value

	Forest Products & Paper: (continued)
	$ 500,000	S	Smurfit Capital Funding PLC, 7.500%, due 11/20/25	$428,750
	1,375,000	S	Verso Paper Holdings, LLC and Verson Paper, Inc., 9.125%, due 08/01/14	1,320,000

				16,366,150

	Healthcare - Products: 3.0%
	2,000,000	&, S	Biomet, Inc., 10.375%, due 10/15/17	2,180,000
	10,085,000	S	Biomet, Inc., 11.625%, due 10/15/17	11,194,350
	2,300,000	S	Fresenius Medical Care Capital Trust, 7.875%, due 06/15/11	2,394,875

				15,769,225

	Healthcare - Services: 4.1%
	2,310,000	S	Community Health Systems, Inc., 8.875%, due 07/15/15	2,396,625
	1,500,000	#, S	HCA, Inc., 8.500%, due 04/15/19	1,623,750
	14,195,000	S	HCA, Inc., 9.250%, due 11/15/16	15,277,369
	2,366,000	&, S	HCA, Inc., 9.625%, due 11/15/16	2,567,110

				21,864,854

	Holding Companies - Diversified: 0.3%
	275,000	S	JSG Funding PLC, 7.750%, due 04/01/15	265,719
EUR	675,000		Nordic Telephone Co. APS, 8.250%, due 05/01/16	1,045,056
	$ 207	&, S	Spectrum Brands, Inc., 12.000%, due 08/28/19	204

				1,310,979

	Insurance: 6.2%
	325,000	S	American International Group, Inc., 0.394%, due 10/18/11	293,969
EUR	2,100,000		American International Group, Inc., 0.883%, due 04/26/11	2,780,284
EUR	1,900,000		American International Group, Inc., 4.000%, due 09/20/11	2,561,934
	$ 600,000	S	American International Group, Inc., 4.950%, due 03/20/12	587,893
	875,000	S	American International Group, Inc., 5.375%, due 10/18/11	869,345
	575,000	S	American International Group, Inc., 5.450%, due 05/18/17	466,020
	3,425,000	S	American International Group, Inc., 5.850%, due 01/16/18	2,814,573
	13,495,000	S	American International Group, Inc., 8.175%, due 05/15/58	9,007,913

See Accompanying Notes to Financial Statements

149

ING PIMCO HIGH YIELD PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount				Value

	Insurance: (continued)
	$ 5,725,000	S	American International Group, Inc., 8.250%, due 08/15/18	5,382,948
GBP	1,000,000		American International Group, Inc., 8.625%, due 05/22/38	1,033,725
	$ 7,000,000	#, S	Metlife Capital Trust IV, 7.875%, due 12/15/37	7,035,000

				32,833,604

	Lodging: 1.1%
	806,853		Harrah’s Operating Co., Inc., 3.280%, due 01/28/15	654,127
	1,870,000	#, S	Harrah’s Operating Co., Inc., 10.000%, due 12/15/18	1,505,350
	700,000	#, S	MGM Mirage, Inc., 10.375%, due 05/15/14	763,000
	775,000	#, S	MGM Mirage, Inc., 11.125%, due 11/15/17	862,188
	2,275,000	S	Wynn Las Vegas, LLC, 6.625%, due 12/01/14	2,209,594

				5,994,259

	Machinery - Diversified: 0.1%
	700,000	S	Chart Industries, Inc., 9.125%, due 10/15/15	703,500

				703,500

	Media: 7.5%
	1,425,000	#, S	Charter Communications Operating, LLC, 8.375%, due 04/30/14	1,471,313
	1,250,000	#, I	Clear Channel Worldwide Holdings, Inc., 9.250%, due 12/15/17	1,288,750
	3,000,000	S	CSC Holdings, Inc., 7.625%, due 07/15/18	3,105,000
	2,700,000	S	CSC Holdings, Inc., 7.875%, due 02/15/18	2,808,000
	500,000	#, S	CSC Holdings, Inc., 8.500%, due 06/15/15	535,000
	2,150,000	#, S	CSC Holdings, Inc., 8.625%, due 02/15/19	2,324,688
	947,368	I	Dex Media West LLC, 7.000%, due 10/13/14	877,895
	935,924	I	Dex Media West LLC, 7.000%, due 10/24/14	844,672
	1,675,000	±, S	Dex Media West, LLC, 9.875%, due 08/15/13	531,813
	1,275,000	S	DISH DBS Corp., 6.625%, due 10/01/14	1,289,344
	7,150,000	S	DISH DBS Corp., 7.125%, due 02/01/16	7,337,688
	75,000	S	DISH DBS Corp., 7.875%, due 09/01/19	79,031
	75,000	#	DISH DBS Corp., 7.875%, due 09/01/19	79,031
	1,441,454		Idearc, Inc., 4.250%, due 11/17/14	754,662
EUR	275,000		Lighthouse International Co. S.A., 8.000%, due 04/30/14	264,131

Principal Amount				Value

	Media: (continued)
EUR	1,760,000	#	Lighthouse International Co. S.A., 8.000%, due 04/30/14	$1,690,440
	$ 1,683,069	I	Local Insight, 7.750%, due 04/21/15	1,329,625
	500,000	S	Local Insight Regatta Holdings, Inc., 11.000%, due 12/01/17	325,000
	1,000,000		Newsday LLC, 10.500%, due 08/01/13	1,061,250
	5,975,000	S	Quebecor Media, Inc., 7.750%, due 03/15/16	5,989,938
	1,925,650	I	Tribune Co., 5.250%, due 06/04/14	998,931
	1,175,000	#, S	Unity Media GmbH, 10.375%, due 02/15/15	1,241,094
EUR	200,000		Unitymedia Hessen GmbH & Co. KG, 3.597%, due 04/15/13	285,276
EUR	871,426		UPC Broadband Holding BV, 4.220%, due 12/31/16	1,158,531
EUR	628,574		UPC Broadband Holding BV, 4.468%, due 12/31/17	842,623
EUR	800,000		UPC Holding BV, 8.625%, due 01/15/14	1,158,307

				39,672,033

	Mining: 1.5%
	$ 850,000	S	Teck Resources Ltd., 9.750%, due 05/15/14	984,938
	625,000	S	Teck Resources Ltd., 10.250%, due 05/15/16	731,250
	5,150,000	S	Teck Resources Ltd., 10.750%, due 05/15/19	6,180,000

				7,896,188

	Oil & Gas: 2.5%
	1,200,000	S	Chesapeake Energy Corp., 7.000%, due 08/15/14	1,221,000
	825,000	S	Chesapeake Energy Corp., 7.250%, due 12/15/18	835,313
	150,000	S	Chesapeake Energy Corp., 7.500%, due 06/15/14	153,750
	2,775,000	S	Chesapeake Energy Corp., 9.500%, due 02/15/15	3,059,438
	50,000	#, S	Continental Resources, Inc., 8.250%, due 10/01/19	52,750
	1,025,000	S	Gaz Capital S.A., 8.146%, due 04/11/18	1,085,219
	1,730,000	S	OPTI Canada, Inc., 8.250%, due 12/15/14	1,433,738
	50,000	S	Plains Exploration & Production Co., 7.750%, due 06/15/15	51,125
	700,000	S	Quicksilver Resources, Inc., 11.750%, due 01/01/16	798,000
	4,500,000	&, S	SandRidge Energy, Inc., 8.625%, due 04/01/15	4,522,500

				13,212,833

See Accompanying Notes to Financial Statements

150

ING PIMCO HIGH YIELD PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value

Oil & Gas Services: 0.7%
$100,000	#, S	Compagnie Generale de Geophysique S.A., 9.500%, due 05/15/16	$107,500
2,825,000	S	Compagnie Generale de Geophysique-Veritas, 7.500%, due 05/15/15	2,817,938
710,000	S	Compagnie Generale de Geophysique-Veritas, 7.750%, due 05/15/17	708,225

			3,633,663

Packaging & Containers: 1.0%
1,800,000	S	Berry Plastics Corp., 5.034%, due 02/15/15	1,653,750
2,200,000	S	Berry Plastics Holding Corp., 8.875%, due 09/15/14	2,150,500
1,200,000	S	Norampac, Inc., 6.750%, due 06/01/13	1,215,000

			5,019,250

Pipelines: 4.7%
1,250,000	S	Colorado Interstate Gas Co., 5.950%, due 03/15/15	1,318,998
1,000,000	S	Colorado Interstate Gas Co., 6.850%, due 06/15/37	1,031,174
150,000	S	El Paso Corp., 8.050%, due 10/15/30	142,229
500,000	S	El Paso Natural Gas Co., 5.950%, due 04/15/17	517,513
600,000	S	Enterprise Products Operating L.P., 7.034%, due 01/15/68	551,319
6,000,000	S	Enterprise Products Operating L.P., 8.375%, due 08/01/66	5,857,242
6,725,000	S	Kinder Morgan Finance Co. ULC, 5.700%, due 01/05/16	6,489,625
371,320	S	Roseton/Danskammer, 7.270%, due 11/08/10	372,248
1,575,000	S	Roseton/Danskammer, 7.670%, due 11/08/16	1,519,875
5,260,000		SemGroup Corp., Escrow	—
4,000,000	S	Sonat, Inc., 7.000%, due 02/01/18	3,925,424
850,000	S	Williams Cos., Inc., 7.500%, due 01/15/31	919,425
75,000	S	Williams Cos., Inc., 8.750%, due 03/15/32	89,992
1,875,000	S	Williams Partners LP/Williams Partners Finance Corp., 7.250%, due 02/01/17	1,896,703

			24,631,767

Real Estate: 0.5%
175,000	S	HCP, Inc., 6.000%, due 01/30/17	164,925
475,000	S	Ventas Realty L.P./Ventas Capital Corp., 6.500%, due 06/01/16	460,750
1,100,000	S	Ventas Realty L.P./Ventas Capital Corp., 6.750%, due 04/01/17	1,069,750
1,051,000	S	Ventas Realty L.P./Ventas Capital Corp., 7.125%, due 06/01/15	1,056,255

			2,751,680

Principal Amount			Value

Retail: 1.6%
$300,000	S	Albertson’s, Inc., 6.570%, due 02/23/28	$226,500
1,800,000	S	Albertson’s, Inc., 7.450%, due 08/01/29	1,552,500
1,950,000	S	Albertson’s, Inc., 7.750%, due 06/15/26	1,755,000
500,000	S	Albertson’s, Inc., 8.000%, due 05/01/31	456,250
2,350,000	S	AmeriGas Partners LP, 7.125%, due 05/20/16	2,361,750
750,000	S	Ferrellgas Partners L.P., 6.750%, due 05/01/14	742,500
1,275,000	S	NPC International, Inc., 9.500%, due 05/01/14	1,268,625

			8,363,125

Semiconductors: 1.1%
1,049,379	&, S, L	Freescale Semiconductor, Inc., 9.125%, due 12/15/14	932,636
4,975,000	S	Sensata Technologies BV, 8.000%, due 05/01/14	4,900,375

			5,833,011

Software: 1.1%
103,451		First Data Corp., 3.030%, due 09/24/14	91,942
1,871,360		First Data Corp., 3.040%, due 09/24/14	1,663,171
4,275,000	S	First Data Corp., 9.875%, due 09/24/15	4,007,813

			5,762,926

Telecommunications: 11.8%
3,400,000	#, S	Axtel SAB de CV, 9.000%, due 09/22/19	3,502,000
950,000	S	Citizens Communications Co., 7.125%, due 03/15/19	902,500
1,200,000	S	Cricket Communications, Inc., 9.375%, due 11/01/14	1,212,000
500,000	S	Frontier Communications Co., 7.450%, due 07/01/35	408,750
1,950,000	S	Frontier Communications Co., 7.875%, due 01/15/27	1,803,749
2,210,000	S	Frontier Communications Co., 9.000%, due 08/15/31	2,182,375
1,225,000	S	Frontier Communications Corp., 7.000%, due 11/01/25	1,013,688
1,149,559	I	Hawaiian Telcom Communications, Inc., 4.750%, due 06/01/14	841,095
600,000	±, S, I	Hawaiian Telcom Communications, Inc., 9.750%, due 05/01/13	13,500
145,000	S	Intelsat Corp., 9.250%, due 06/15/16	150,438
1,750,000	S	Intelsat Jackson Holdings Ltd., 9.500%, due 06/15/16	1,881,250
50,000	S	Intelsat Subsidiary Holding Co. Ltd, 8.875%, due 01/15/15	52,000

See Accompanying Notes to Financial Statements

151

ING PIMCO HIGH YIELD PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value

Telecommunications: (continued)
$1,400,000	S	MetroPCS Wireless, Inc., 9.250%, due 11/01/14	$1,424,500
2,750,000	#, S	Nordic Telephone Co. APS, 8.875%, due 05/01/16	2,921,875
1,100,000	S	Northwestern Bell Telephone, 7.750%, due 05/01/30	946,000
6,253,000	S	Qwest Communications International, Inc., 7.500%, due 02/15/14	6,307,714
150,000	#, S	Qwest Communications International, Inc., 8.000%, due 10/01/15	154,875
2,500,000	S	Qwest Corp., 7.500%, due 06/15/23	2,375,000
1,300,000	S	Qwest Corp., 8.875%, due 03/15/12	1,404,000
3,065,000	S	Sprint Capital Corp., 6.900%, due 05/01/19	2,835,125
11,425,000	S	Sprint Capital Corp., 8.750%, due 03/15/32	10,825,170
350,000	S	Sprint Nextel Corp., 8.375%, due 08/15/17	358,750
3,025,000	S	Telesat Canada / Telesat LLC, 11.000%, due 11/01/15	3,297,250
600,000	S	Telesat Canada / Telesat LLC, 12.500%, due 11/01/17	663,000
850,000	S	Virgin Media Finance PLC, 9.500%, due 08/15/16	916,938
1,900,000	S	West Corp., 9.500%, due 10/15/14	1,938,000
4,200,000	#, S	Wind Acquisition Finance S.A., 11.750%, due 07/15/17	4,609,500
1,200,000	#, S	Wind Acquisition Finance S.A., 12.000%, due 12/01/15	1,290,000
400,000	#, S	Windstream Corp., 7.875%, due 11/01/17	397,000
5,565,000	S	Windstream Corp., 8.625%, due 08/01/16	5,690,213

			62,318,255

Transportation: 0.2%
1,200,000	S	Kansas City Southern de Mexico SA de CV, 9.375%, due 05/01/12	1,251,000

			1,251,000

		Total Corporate Bonds/Notes (Cost $424,429,679)	467,730,464

ASSET-BACKED SECURITIES: 0.6%
Home Equity Asset-Backed Securities: 0.1%
599,070	S	Argent Securities, Inc., 1.281%, due 12/25/33	454,953
300,000	S	MASTR Asset-Backed Securities Trust, 0.441%, due 11/25/36	114,124

			569,077

Other Asset-Backed Securities: 0.5%
30,621	S	GSAMP Trust, 0.301%, due 12/25/36	19,381
57,818	S	Lehman XS Trust, 0.451%, due 04/25/46	28,178

Principal Amount			Value

Other Asset-Backed Securities: (continued)
$2,200,000	S	Merrill Lynch First Franklin Mortgage Loan, 0.351%, due 07/25/37	$872,388
885,105	#, S	Structured Asset Securities Corp., 0.381%, due 05/25/37	685,222
2,080,573	S	Structured Asset Securities Corp., 0.531%, due 06/25/35	826,721

			2,431,890

		Total Asset-Backed Securities (Cost $4,098,769)	3,000,967

COLLATERALIZED MORTGAGE OBLIGATIONS: 5.7%
109,213	S	American Airlines Pass-Through Trust 2001-02, 6.978%, due 04/01/11	109,213
101,226	S	American Home Mortgage Assets, 0.421%, due 05/25/46	52,825
55,773	S	American Home Mortgage Assets, 0.421%, due 09/25/46	26,999
137,652	S	American Home Mortgage Assets, 0.441%, due 10/25/46	70,039
1,803,618	S	American Home Mortgage Assets, 1.464%, due 11/25/46	847,532
1,034,292	S	American Home Mortgage Assets, 6.250%, due 06/25/37	595,374
42,936	S	American Home Mortgage Investment Trust, 5.660%, due 09/25/45	33,904
152,596	S	Banc of America Alternative Loan Trust, 0.631%, due 05/25/35	107,811
819,868	S	Banc of America Funding Corp., 5.520%, due 03/20/36	560,028
4,500,000	S	Bear Stearns Adjustable Rate Mortgage Trust, 4.462%, due 10/25/35	3,815,964
77,972	S	Bear Stearns Adjustable Rate Mortgage Trust, 5.436%, due 05/25/47	55,256
62,439	S	Chase Mortgage Finance Corp., 5.428%, due 03/25/37	49,466
160,408	S	Citigroup Mortgage Loan Trust, Inc., 5.978%, due 09/25/37	112,510
80,492	S	Countrywide Alternative Loan Trust, 0.421%, due 09/25/46	38,382
217,000	S	Countrywide Alternative Loan Trust, 0.428%, due 12/20/46	106,358
64,534	S	Countrywide Alternative Loan Trust, 0.443%, due 07/20/46	28,125
26,073	S	Countrywide Alternative Loan Trust, 0.491%, due 07/25/35	13,960
50,359	S	Countrywide Alternative Loan Trust, 0.563%, due 11/20/35	26,511
2,966,401	S	Countrywide Alternative Loan Trust, 0.601%, due 02/25/37	1,071,509

See Accompanying Notes to Financial Statements

152

ING PIMCO HIGH YIELD PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$37,815	S	Countrywide Alternative Loan Trust, 1.544%, due 12/25/35	$20,493
560,371	S	Countrywide Alternative Loan Trust, 5.862%, due 11/25/35	312,642
70,961	S	Countrywide Alternative Loan Trust, 5.882%, due 02/25/37	48,118
277,889	S	Countrywide Alternative Loan Trust, 6.000%, due 11/25/36	180,781
322,658	S	Countrywide Alternative Loan Trust, 6.000%, due 01/25/37	213,117
81,732	S	Countrywide Alternative Loan Trust, 6.500%, due 11/25/37	54,957
759,947	S	Countrywide Home Loan Mortgage Pass-through Trust, 0.571%, due 03/25/36	216,999
609,424	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.320%, due 10/20/35	413,367
3,235,839	S	First Horizon Alternative Mortgage Securities, 5.387%, due 09/25/35	2,234,779
500,000	S	Greenpoint Mortgage Funding Trust, 0.551%, due 09/25/46	18,685
2,750,000	S	Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39	2,435,938
3,500,000	S	GS Mortgage Securities Corp. II, 5.560%, due 11/10/39	3,072,599
62,545	S	GSR Mortgage Loan Trust, 5.156%, due 01/25/36	48,102
66,488	S	Harborview Mortgage Loan Trust, 0.413%, due 07/19/46	31,791
920,608	S	Harborview Mortgage Loan Trust, 0.473%, due 03/19/36	499,171
349,541	S	Harborview Mortgage Loan Trust, 1.394%, due 12/19/36	135,719
575,623	S	Harborview Mortgage Loan Trust, 5.750%, due 08/19/36	359,644
58,218	S	Indymac Index Mortgage Loan Trust, 0.421%, due 09/25/46	28,712
52,396	S	Indymac Index Mortgage Loan Trust, 0.431%, due 06/25/47	26,663
1,706,026	S	Indymac Index Mortgage Loan Trust, 5.497%, due 11/25/35	1,221,297
288,613	S	JPMorgan Alternative Loan Trust, 5.550%, due 10/25/36	254,960
1,250,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.794%, due 02/12/51	1,093,473
527,375	S	JPMorgan Mortgage Trust, 4.860%, due 04/25/35	490,898
728,753	S	JPMorgan Mortgage Trust, 5.755%, due 04/25/36	628,919
150,000	S	LB-UBS Commercial Mortgage Trust, 5.372%, due 09/15/39	143,266
74,596	S	Luminent Mortgage Trust, 0.401%, due 12/25/36	34,630

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$40,351	S	MASTR Adjustable Rate Mortgages Trust, 0.441%, due 04/25/46	$18,322
67,595	S	Merrill Lynch Mortgage-Backed Securities, 5.781%, due 04/25/37	44,289
1,200,000	S	Morgan Stanley Capital I, 5.332%, due 12/15/43	1,115,915
14,587	S	Morgan Stanley Mortgage Loan Trust, 0.541%, due 01/25/35	9,416
1,500,000	#, S	RBSCF Trust, 6.068%, due 09/17/39	1,298,862
676,101	S	Residential Accredit Loans, Inc., 0.391%, due 01/25/37	351,074
1,173,347	S	Residential Accredit Loans, Inc., 0.561%, due 03/25/37	451,581
1,978,456	S	Residential Accredit Loans, Inc., 6.500%, due 07/25/37	1,270,887
1,491,073	S	Structured Adjustable Rate Mortgage Loan Trust, 5.197%, due 09/25/35	1,012,646
501,404	S	Structured Adjustable Rate Mortgage Loan Trust, 5.950%, due 02/25/36	304,357
579,873	S	Structured Asset Mortgage Investments, Inc., 0.411%, due 09/25/47	298,891
72,381	S	Structured Asset Mortgage Investments, Inc., 0.421%, due 07/25/46	34,731
59,709	S	Structured Asset Mortgage Investments, Inc., 0.451%, due 05/25/46	28,698
4,600,000	S	Structured Asset Mortgage Investments, Inc., 0.451%, due 09/25/47	1,425,863
916,180	S	Suntrust Alternative Loan Trust, 0.581%, due 04/25/36	287,449
72,478	S	Washington Mutual Mortgage Pass-through Certificates, 1.304%, due 04/25/47	39,491
68,155	S	Washington Mutual Mortgage Pass-through Certificates, 1.332%, due 02/25/47	36,967
72,366	S	Washington Mutual Mortgage Pass-through Certificates, 1.332%, due 03/25/47	39,300
65,976	S	Washington Mutual Mortgage Pass-through Certificates, 1.364%, due 12/25/46	37,016
74,119	S	Washington Mutual Mortgage Pass-through Certificates, 5.387%, due 02/25/37	52,519
74,912	S	Washington Mutual Mortgage Pass-through Certificates, 5.565%, due 12/25/36	50,138
77,599	S	Washington Mutual Mortgage Pass-through Certificates, 5.635%, due 05/25/37	50,637
69,584	S	Washington Mutual Mortgage Pass-through Certificates, 5.673%, due 02/25/37	44,366
68,554	S	Washington Mutual Mortgage Pass-through Certificates, 5.834%, due 02/25/37	47,362
56,755	S	Washington Mutual Mortgage Pass-through Certificates, 5.920%, due 09/25/36	43,128

See Accompanying Notes to Financial Statements

153

ING PIMCO HIGH YIELD PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$67,494	S	Wells Fargo Mortgage-Backed Securities Trust, 5.589%, due 07/25/36	$51,671

		Total Collateralized Mortgage Obligations (Cost $30,902,876)	30,387,062

MUNICIPAL BONDS: 0.0%
Puerto Rico: 0.0%
1,600,000	S, Z	Puerto Rico Sales Tax Financing Corp., 7.692%, due 08/01/54	90,256

		Total Municipal Bonds (Cost $204,533)	90,256

OTHER BONDS: 0.4%
Foreign Government Bonds: 0.4%
3,700,000		Federative Republic of Brazil, 12.500%, due 01/05/22	2,374,928

		Total Other Bonds (Cost $2,171,486)	2,374,928

Shares			Value
COMMON STOCK: 0.1%
Holding Companies - Diversified: 0.0%
26	@, S	Spectrum Brands, Inc.	$585

			585

Pipelines: 0.1%
13,610	@	SemGroup Corp.	350,458

			350,458

		Total Common Stock (Cost $350,832)	351,043

PREFERRED STOCK: 2.8%
Banks: 2.8%
15,150	S	Wells Fargo & Co.	13,907,700

			13,907,700

Insurance: 0.2%
900	#, P, S	ABN AMRO North America Capital Funding Trust I	509,906
16,200	S	American International Group, Inc.	183,546

			693,452

		Total Preferred Stock (Cost $12,030,070)	14,601,152

WARRANTS: 0.0%
Pipelines: 0.0%
14,326		SemGroup Corp.	64,467

		Total Warrants (Cost $64,467)	64,467

		Total Long-Term Investments (Cost $474,252,712)	518,600,339

Principal Amount			Value
SHORT-TERM INVESTMENTS: 2.3%
Commercial Paper: 0.1%
$550,135	I,±	Tribune Co., 5.000%, due 05/30/09	$314,264

		Total Commercial Paper (Cost $546,737)	314,264

Principal Amount			Value

U.S. Government Agency Obligations: 0.3%
$300,000	Z	Fannie Mae, 0.040%, due 03/10/10	$299,978
700,000	Z	Federal Home Loan Bank, 0.030%, due 02/17/10	699,974
200,000	Z	Federal Home Loan Bank, 0.040%, due 03/03/10	199,987
500,000	Z	Freddie Mac, 0.060%, due 02/19/10	499,958

		Total U.S. Government Agency Obligations (Cost $1,699,849)	1,699,897

U.S. Treasury Bills: 1.1%
4,300,000	L	0.030%, due 03/11/10	4,299,725
1,084,000		0.040%, due 03/18/10	1,083,912
340,000		0.040%, due 03/25/10	339,973

		Total U.S. Treasury Bills (Cost $5,723,664)	5,723,610

Securities Lending Collateralcc: 0.8%

3,207,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	3,207,000
1,169,840	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	935,872

		Total Securities Lending Collateral (Cost $4,376,840)	4,142,872

		Total Short-Term Investments (Cost $12,347,090)	11,880,643

Total Investments in Securities (Cost $486,599,802)*	100.2%	$530,480,982
Other Assets and Liabilities - Net	(0.2)	(796,568)

Net Assets	100.0%	$529,684,414

@	Non-income producing security
&	Payment-in-kind
MASTR	Mortgage Asset Securitization Transaction, Inc.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securities lending was invested in these short-term investments.
2	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

See Accompanying Notes to Financial Statements

154

ING PIMCO HIGH YIELD PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
±	Defaulted security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
^^	Structured Product
EUR	EU Euro
GBP	British Pound
*	Cost for federal income tax purposes is $488,335,681.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$62,211,139
Gross Unrealized Depreciation	(20,065,838)

Net Unrealized Appreciation	$42,145,301

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table Investments, at value
Common Stock*	$351,043	$—	$—	$351,043
Preferred Stock	—	14,601,152	—	14,601,152
Warrants	—	64,467	—	64,467
Corporate Bonds/Notes	—	466,983,055	747,409	467,730,464
Asset-Backed Securities	—	3,000,967	—	3,000,967
Collateralized Mortgage Obligations	—	30,279,251	107,811	30,387,062
Municipal Bonds	—	90,256	—	90,256
Other Bonds	—	2,374,928	—	2,374,928
Short-Term Investments	3,207,000	7,737,771	935,872	11,880,643

Total Investments, at value	$3,558,043	$525,131,847	$1,791,092	$530,480,982

Other Financial Instruments+:
Forward foreign currency contracts	—	686,092	—	686,092
Swaps, at value	—	55,605,023	359,593	55,964,616

Total Assets	$3,558,043	$581,422,962	$2,150,685	$587,131,690

Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(129,051)	$—	$(129,051)
Swaps, at value	—	(56,941,649)	—	(56,941,649)
Written options	—	(966,112)	—	(966,112)

Total Liabilities	$—	$(58,036,812)	$—	$(58,036,812)

See Accompanying Notes to Financial Statements

155

ING PIMCO HIGH YIELD PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table Investments, at value
Corporate Bonds/Notes	1,757,853	—			(371,722)	—	(422,697)	464,754	—	(680,779)	747,409
Collateralized Mortgage Obligations	—	87,270			(18,092)	2,050	8,788	27,795	—	—	107,811
Short-Term Investments	—	—	—	—	—	—	—	—	935,872	—	935,872

Total Investments, at value	$1,757,853	$87,270	$—	$—	$(389,814)	$2,050	$(413,909)	$492,549	$935,872	$(680,779)	$1,791,092

Other Financial Instruments+:
Swaps, at value	(465,733)	—			(11)	—	11	825,326	—	—	359,593

Total Assets	$1,292,120	$87,270	$—	$—	$(389,825)	$2,050	$(413,898)	$1,317,875	$935,872	$(680,779)	$2,150,685

Liabilities Table
Other Financial Instruments+:
Swaps, at value	$(1,936,876)	$—			$3,242,186	$—	$(3,242,186)	$1,804,920	$—	$131,956	$—

Total Liabilities	$(1,936,876)	$—	$—	$—	$3,242,186	$—	$(3,242,186)	$1,804,920	$—	$131,956	$—

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $860,899.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

156

ING PIMCO HIGH YIELD PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

At December 31, 2009 the following forward foreign currency contracts were outstanding for the ING PIMCO High Yield Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
			USD
Chinese Yuan
CNY 7,210,685	BUY	3/29/10	1,069,200	1,057,151	$(12,049)
Chinese Yuan
CNY 16,947,882	BUY	3/29/10	2,505,230	2,484,711	(20,519)
Chinese Yuan
CNY 1,141,736	BUY	11/17/10	172,000	167,643	(4,357)
Chinese Yuan
CNY 4,537,314	BUY	11/17/10	684,000	666,223	(17,777)
Chinese Yuan
CNY 4,457,376	BUY	11/17/10	672,000	654,486	(17,514)
Chinese Yuan
CNY 2,303,064	BUY	11/17/10	348,000	338,164	(9,836)
Chinese Yuan
CNY 2,302,368	BUY	11/17/10	348,000	338,062	(9,938)
Chinese Yuan
CNY 3,699,462	BUY	11/17/10	559,000	543,200	(15,800)
Chinese Yuan
CNY 2,408,733	BUY	11/17/10	363,967	353,679	(10,288)
Chinese Yuan
CNY 1,644,116	BUY	11/23/10	248,000	241,409	(6,591)
Chinese Yuan
CNY 1,155,186	BUY	11/23/10	174,000	169,618	(4,382)

					$(129,051)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
			USD
Chinese Yuan
CNY 1,682,308	SELL	3/29/10	248,000	246,641	$1,359
Chinese Yuan
CNY 1,167,364	SELL	3/29/10	172,000	171,146	854
Chinese Yuan
CNY 1,180,938	SELL	3/29/10	174,000	173,136	864
Chinese Yuan
CNY 4,641,282	SELL	3/29/10	684,000	680,453	3,547
Chinese Yuan
CNY 4,562,208	SELL	3/29/10	672,000	668,860	3,140
Chinese Yuan
CNY 2,361,528	SELL	3/29/10	348,000	346,221	1,779
Chinese Yuan
CNY 2,360,832	SELL	3/29/10	348,000	346,119	1,881
Chinese Yuan
CNY 3,793,374	SELL	3/29/10	559,000	556,143	2,857
Chinese Yuan
CNY 2,408,733	SELL	3/29/10	354,956	353,142	1,814
EU Euro
EUR 3,747,000	SELL	2/18/10	5,560,848	5,371,155	189,693
EU Euro
EUR 6,700,000	SELL	3/17/10	9,732,118	9,603,651	128,467
British Pound
GBP 7,248,000	SELL	1/13/10	12,054,584	11,706,039	348,545
Japanese Yen
JPY 3,155,000	SELL	1/25/10	35,172	33,880	1,292

					$686,092

ING PIMCO High Yield Portfolio Credit Default Swap Agreements Outstanding on December 31, 2009:

Credit Default Swaps on Credit Indices—Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date		Notional Amount(4)	Market Value(5)	Upfront Premium Paid /(Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CDX.NA.HY.12 Index	Buy	(5.000)	06/20/14	USD	2,444,000	$(16,798)	$270,181	$(286,979)
Credit Suisse International	CDX.NA.HY.12 Index	Buy	(5.000)	06/20/14	USD	4,324,000	(29,720)	478,594	(508,314)
Deutsche Bank AG	CDX.NA.HY.12 Index	Buy	(5.000)	06/20/14	USD	1,974,000	(13,568)	215,434	(229,002)
Goldman Sachs International	CDX.NA.HY.12 Index	Buy	(5.000)	06/20/14	USD	1,880,000	(12,922)	215,365	(228,287)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.12 Index	Buy	(5.000)	06/20/14	USD	6,204,000	(42,642)	548,248	(590,890)
The Royal Bank of Scotland PLC	CDX.NA.HY.12 Index	Buy	(5.000)	06/20/14	USD	3,384,000	(23,259)	275,356	(298,615)
UBS AG	CDX.NA.HY.12 Index	Buy	(5.000)	06/20/14	USD	15,792,000	(108,542)	1,609,653	(1,718,195)
The Royal Bank of Scotland PLC	CDX.NA.HY.13 Index	Buy	(5.000)	12/20/14	USD	1,782,000	12,627	130,171	(117,544)

							$(234,824)	$3,743,002	$(3,977,826)

See Accompanying Notes to Financial Statements

157

ING PIMCO HIGH YIELD PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Credit Default Swaps on Credit Indices—Sell Protection(2)

Counterparty		Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date		Notional Amount(4)	Market Value(5)	Upfront Premium Paid /(Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International		ABX.HE.AAA.07-1	Sell	0.090	08/25/37	USD	2,000,000	$(1,306,200)	$(1,400,000)	$93,800
Merrill Lynch International		CDX.NA.HY.9 Index (25-35% Tranche)	Sell	4.530	12/20/10	USD	7,600,000	324,141	—	324,141
Merrill Lynch International	I	CDX.NA.HY.9 Index (35-100% Tranche)	Sell	1.550	12/20/10	USD	866,439	6,882	—	6,882
Deutsche Bank AG		CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.760	12/20/12	USD	1,543,198	28,569	—	28,569

								$(946,608)	$(1,400,000)	$453,392

Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection(2)

Counterparty		Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/09 (%)(3)		Notional Amount(4)	Market Value(5)	Upfront Premium Paid /(Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International		AES Corp. 7.250%, 03/01/14	Sell	5.000	03/20/14	3.68	USD	2,000,000	$98,821	$(188,750)	$287,571
Goldman Sachs International		American International Group 6.250%, 05/01/36	Sell	5.000	09/20/11	5.40	USD	2,700,000	(17,643)	(621,000)	603,357
Goldman Sachs International		American International Group 6.250%, 05/01/36	Sell	5.000	09/20/14	5.80	USD	200,000	(6,010)	(28,000)	21,990
UBS AG		American International Group 6.250%, 05/01/36	Sell	5.000	09/20/14	5.80	USD	300,000	(9,015)	(42,000)	32,985
Citibank N.A., New York		Aramark Services 8.500%, 02/01/15	Sell	5.000	03/20/14	5.50	USD	100,000	(1,778)	(2,718)	940
Deutsche Bank AG		Berkshire Hathaway Inc. 4.625%, 10/15/13	Sell	1.000	09/20/14	1.44	USD	700,000	(13,312)	(41,104)	27,792
Deutsche Bank AG		Berkshire Hathaway Inc. 4.625%, 10/15/13	Sell	1.000	12/20/14	1.47	USD	700,000	(14,995)	(9,781)	(5,214)
Goldman Sachs International		Berkshire Hathaway Inc. 4.625%, 10/15/13	Sell	1.000	06/20/14	1.40	USD	1,900,000	(31,413)	(107,101)	75,688
Goldman Sachs International		Berkshire Hathaway Inc. 4.625%, 10/15/13	Sell	1.000	06/20/14	1.40	USD	700,000	(11,573)	(36,491)	24,918
Goldman Sachs International		Berkshire Hathaway Inc. 4.625%, 10/15/13	Sell	1.000	09/20/14	1.44	USD	4,800,000	(91,281)	(250,980)	159,699
Deutsche Bank AG	I	Cemex S.A.B de C.V.	Sell	7.750	09/20/10	5.76	USD	600,000	5,955	—	5,955
Goldman Sachs International	I	Cemex S.A.B de C.V.	Sell	7.050	09/20/10	5.76	USD	400,000	2,574	—	2,574
Goldman Sachs International	I	Cemex S.A.B de C.V.	Sell	7.000	09/20/10	5.76	USD	1,000,000	6,187	—	6,187
Citibank N.A., New York		Community Health Systems 8.875%, 07/15/15	Sell	5.000	09/20/14	4.74	USD	100,000	1,066	(9,000)	10,066

See Accompanying Notes to Financial Statements

158

ING PIMCO HIGH YIELD PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Counterparty		Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/09 (%)(3)		Notional Amount(4)	Market Value(5)	Upfront Premium Paid /(Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International		Community Health Systems 8.875%, 07/15/15	Sell	5.000	03/20/14	4.32	USD	2,300,000	$57,708	$(209,875)	$267,583
Citibank N.A., New York		Dynegy Holdings Inc. 8.375%, 05/01/16	Sell	5.000	03/20/14	6.38	USD	150,000	(7,129)	(27,000)	19,871
Citibank N.A., New York		Dynegy Holdings Inc. 8.375%, 05/01/16	Sell	5.000	09/20/14	6.79	USD	300,000	(20,022)	(42,000)	21,978
Credit Suisse International		El Paso Corp. 6.875%, 06/15/14	Sell	5.000	12/20/14	3.68	USD	2,500,000	145,065	(75,000)	220,065
Goldman Sachs International		El Paso Corp. 6.875%, 06/15/14	Sell	5.000	09/20/14	3.49	USD	3,400,000	217,472	(323,000)	540,472
Barclays Bank PLC	I	Federative Republic of Brazil 12.250%, 03/06/30	Sell	0.830	09/20/10	0.51	USD	2,100,000	4,946	—	4,946
Barclays Bank PLC	I	General Electric Capital Corp. 5.625%, 09/15/17	Sell	5.000	06/20/14	1.58	USD	1,200,000	168,361	41,572	126,789
Deutsche Bank AG	I	General Electric Capital Corp. 5.625%, 09/15/17	Sell	5.000	06/20/14	1.58	USD	3,300,000	462,992	99,133	363,859
Deutsche Bank AG	I	General Electric Capital Corp. 5.625%, 09/15/17	Sell	5.000	06/20/14	1.58	USD	3,300,000	462,992	105,946	357,046
Deutsche Bank AG	I	General Electric Capital Corp. 5.625%, 09/15/17	Sell	5.000	06/20/14	1.58	USD	1,900,000	266,571	78,344	188,227
Morgan Stanley Capital Services Inc.		General Electric Capital Corp. 5.625%, 09/15/17	Sell	1.000	12/20/14	1.59	USD	1,800,000	(47,596)	(98,442)	50,846
Deutsche Bank AG		GMAC LLC 6.875%, 08/28/12	Sell	5.000	03/20/12	3.95	USD	340,000	7,219	(52,700)	59,919
Merrill Lynch International		GMAC LLC 6.875%, 08/28/12	Sell	5.000	03/20/12	3.95	USD	1,400,000	29,724	(203,000)	232,724
Goldman Sachs International		NRG Energy Inc. 7.250%, 02/01/14	Sell	4.200	09/20/13	4.18	USD	225,000	151	—	151
Deutsche Bank AG	I	Prudential Financial 4.500%, 07/15/13	Sell	5.000	09/20/14	1.34	USD	600,000	96,010	(9,577)	105,587
Goldman Sachs International	I	Prudential Financial 4.500%, 07/15/13	Sell	5.000	09/20/14	1.34	USD	2,200,000	352,037	(8,811)	360,848
Deutsche Bank AG	I	Republic of Indonesia 6.750%, 03/10/14	Sell	1.950	09/20/14	1.84	USD	1,000,000	4,706	—	4,706
Morgan Stanley Capital Services Inc.	I	Republic of Indonesia 6.750%, 03/10/14	Sell	1.980	09/20/14	1.84	USD	1,000,000	6,005	—	6,005
The Royal Bank of Scotland PLC	I	Republic of Indonesia 6.750%, 03/10/14	Sell	1.580	09/20/10	1.07	USD	1,000,000	3,719	—	3,719
Goldman Sachs International		RRI Energy 7.625%, 06/15/14	Sell	5.000	09/20/14	5.48	USD	3,300,000	(61,260)	(610,500)	549,240
Morgan Stanley Capital Services Inc.		RRI Energy Inc. 6.750%, 12/14/12	Sell	5.000	12/20/14	6.15	USD	300,000	(13,869)	(30,000)	16,131
Barclays Bank PLC	I	SLM Corp. 5.125%, 08/27/12	Sell	5.000	09/20/11	4.13	USD	2,550,000	36,194	(184,875)	221,069
Barclays Bank PLC		SLM Corp. 5.125%, 08/27/12	Sell	5.000	12/20/13	4.98	USD	1,100,000	706	(121,000)	121,706

See Accompanying Notes to Financial Statements

159

ING PIMCO HIGH YIELD PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Counterparty		Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/09 (%)(3)		Notional Amount(4)	Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC		SLM Corp. 5.125%, 08/27/12	Sell	5.000	09/20/14	5.14	USD	2,900,000	(15,254)	(355,250)	339,996
Deutsche Bank AG	I	SLM Corp. 5.125%, 08/27/12	Sell	5.000	09/20/10	3.51	USD	100,000	1,062	(8,000)	9,062
Deutsche Bank AG	I	SLM Corp. 5.125%, 08/27/12	Sell	5.000	06/20/13	4.72	USD	550,000	4,700	(70,125)	74,825
Deutsche Bank AG	I	SLM Corp. 5.125%, 08/27/12	Sell	5.000	06/20/10	3.51	USD	900,000	6,272	(51,750)	58,022
Goldman Sachs International	I	SLM Corp. 5.125%, 08/27/12	Sell	5.000	06/20/10	3.51	USD	900,000	6,272	(54,000)	60,272
Goldman Sachs International		SLM Corp. 5.125%, 08/27/12	Sell	7.600	03/20/12	4.33	USD	250,000	16,748	—	16,748
UBS AG	I	SLM Corp. 5.125%, 08/27/12	Sell	5.000	03/20/10	3.51	USD	100,000	325	(4,000)	4,325
Citibank N.A., New York		Sungard Data Systems Inc. 9.125%, 08/15/13	Sell	5.000	03/20/14	4.96	USD	800,000	1,225	(52,216)	53,441
Barclays Bank PLC	I	United Mexican States 7.500%, 04/08/33	Sell	1.070	09/20/10	0.59	USD	2,100,000	7,338	—	7,338
Deutsche Bank AG	I	United Mexican States 7.500%, 04/08/33	Sell	1.550	09/20/10	0.59	USD	2,000,000	13,963	—	13,963

									$2,132,936	$(3,603,051)	$5,735,987

(1)

If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(5)

The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

160

ING PIMCO HIGH YIELD PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

ING PIMCO High Yield Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2009:

	TERMINATION DATE		NOTIONAL AMOUNT	MARKET VALUE	UPFRONT PREMIUM PAID/(RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Receive a fixed rate equal to 10.680% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Barclays Bank PLC, London	01/02/12	BRL	36,100,000	(529,943)	(39,122)	$(490,821)
Receive a fixed rate equal to 10.150% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs Capital Markets, L.P.	01/02/12	BRL	4,900,000	(127,794)	(35,468)	(92,326)
Receive a fixed rate equal to 14.765% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch Capital Services Inc.	01/02/12	BRL	2,800,000	122,459	13,537	108,922
Receive a fixed rate equal to 10.115% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley Capital Services Inc.	01/02/12	BRL	52,000,000	(1,393,259)	(146,355)	(1,246,904)

				$(1,928,537)	$(207,408)	$(1,721,129)

ING PIMCO High Yield Portfolio Written Options Open on December 31, 2009:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/ Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date		Notional Amount	Premium Received	Value
Call OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR	Receive	3.250%	04/19/10	USD	3,600,000	$50,800	$(6,107)
Call OTC Swaption	BNP Paribas	3-month USD-LIBOR	Receive	3.250%	04/19/10	USD	1,300,000	11,830	(2,205)
Call OTC Swaption	Credit Suisse International	3-month USD-LIBOR	Receive	2.750%	04/19/10	USD	1,200,000	5,500	(900)
Call OTC Swaption	Credit Suisse International	3-month USD-LIBOR	Receive	3.250%	04/19/10	USD	11,800,000	71,030	(20,016)
Call OTC Swaption	Deutsche Bank AG New York	3-month USD-LIBOR	Receive	2.750%	04/19/10	USD	600,000	2,580	(450)
Call OTC Swaption	Deutsche Bank AG New York	3-month USD-LIBOR	Receive	3.250%	04/19/10	USD	6,800,000	66,537	(11,534)
Call OTC Swaption	Morgan Stanley Capital Services Inc.	3-month USD-LIBOR	Receive	2.800%	02/17/10	USD	4,000,000	22,800	(588)
Call OTC Swaption	Morgan Stanley Capital Services Inc.	3-month USD-LIBOR	Receive	3.250%	02/17/10	USD	9,800,000	49,795	(2,668)
Call OTC Swaption	Morgan Stanley Capital Services Inc.	3-month USD-LIBOR	Receive	2.750%	04/19/10	USD	1,300,000	10,790	(975)
Call OTC Swaption	Morgan Stanley Capital Services Inc.	3-month USD-LIBOR	Receive	3.250%	04/19/10	USD	1,500,000	13,500	(2,544)
Call OTC Swaption	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Receive	3.250%	04/19/10	USD	200,000	1,975	(339)
Put OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR	Pay	4.250%	04/19/10	USD	3,600,000	27,420	(67,191)
Put OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR	Pay	5.000%	06/15/10	USD	4,000,000	39,270	(5,035)
Put OTC Swaption	BNP Paribas	3-month USD-LIBOR	Pay	4.250%	04/19/10	USD	1,300,000	21,190	(24,263)
Put OTC Swaption	BNP Paribas	3-month USD-LIBOR	Pay	5.000%	06/15/10	USD	3,000,000	29,975	(3,776)
Put OTC Swaption	Credit Suisse International	3-month USD-LIBOR	Pay	4.000%	04/19/10	USD	400,000	4,920	(4,242)

See Accompanying Notes to Financial Statements

161

ING PIMCO HIGH YIELD PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Description	Counterparty	Floating Rate Index/ Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date		Notional Amount	Premium Received	Value
Put OTC Swaption	Credit Suisse International	3-month USD-LIBOR	Pay	4.250%	04/19/10	USD	11,800,000	143,030	(220,236)
Put OTC Swaption	Credit Suisse International	3-month USD-LIBOR	Pay	5.800%	06/28/10	USD	2,000,000	11,300	(723)
Put OTC Swaption	Deutsche Bank AG New York	3-month USD-LIBOR	Pay	4.000%	04/19/10	USD	600,000	5,220	(6,364)
Put OTC Swaption	Deutsche Bank AG New York	3-month USD-LIBOR	Pay	4.250%	04/19/10	USD	5,200,000	69,610	(97,053)
Put OTC Swaption	Deutsche Bank AG New York	3-month USD-LIBOR	Pay	5.000%	04/19/10	USD	1,600,000	7,910	(6,081)
Put OTC Swaption	Deutsche Bank AG, New York	3-month USD-LIBOR	Pay	5.500%	08/31/10	USD	1,000,000	10,774	(1,796)
Put OTC Swaption	Morgan Stanley Capital Services Inc.	3-month USD-LIBOR	Pay	4.000%	02/17/10	USD	10,400,000	78,851	(169,251)
Put OTC Swaption	Morgan Stanley Capital Services Inc.	3-month USD-LIBOR	Pay	4.000%	04/19/10	USD	1,300,000	5,590	(13,788)
Put OTC Swaption	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Pay	4.250%	04/19/10	USD	15,100,000	158,711	(281,828)
Put OTC Swaption	The Royal Bank of Scotland PLC	3-month USD-LIBOR	Pay	6.000%	08/31/10	USD	4,000,000	31,200	(16,159)

								$952,108	$(966,112)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$686,092
Credit contracts	Swap, at value	2,867,305
Interest rate contracts	Swap, at value	122,459

Total Asset Derivatives		$3,675,856

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$129,051
Credit contracts	Swap, at value	1,915,801
Interest rate contracts	Swap, at value	2,050,996
Interest rate contracts	Written options	966,112

Total Liability Derivatives		$5,061,960

See Accompanying Notes to Financial Statements

162

ING PIMCO HIGH YIELD PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Investments*	Forward Foreign Currency Contracts	Swaps	Written options	Total
Foreign exchange contracts	$—	$(6,197,378)	$—	$—	$(6,197,378)
Equity contracts	—	—	(45,657)	—	(45,657)
Interest rate contracts	27,719,758	—	(1,289,275)	(26,841,852)	(411,369)
Credit contracts	—	—	(7,037,176)	—	(7,037,176)

Total	$27,719,758	$(6,197,378)	$(8,372,108)	$(26,841,852)	$(13,691,580)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Investments*	Forward Foreign Currency Contracts	Swaps	Written options	Total
Foreign exchange contracts	$—	$5,530,854	$—	$—	$5,530,854
Equity contracts	—	—	187,718	—	187,718
Interest rate contracts	(27,887,423)	—	8,917,100	28,917,869	9,947,546
Credit contracts	—	—	8,798,402	—	8,798,402

Total	$(27,887,423)	$5,530,854	$17,903,220	$28,917,869	$24,464,520

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

163

ING PIONEER EQUITY INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 96.8%
Aerospace/Defense: 1.2%
21,668		United Technologies Corp.	$1,503,976

			1,503,976

Apparel: 1.6%
29,149		VF Corp.	2,134,873

			2,134,873

Auto Manufacturers: 2.6%
91,617		Paccar, Inc.	3,322,949

			3,322,949

Auto Parts & Equipment: 2.6%
124,765		Johnson Controls, Inc.	3,398,599

			3,398,599

Banks: 6.2%
36,016		Bank of New York Mellon Corp.	1,007,368
29,076		JPMorgan Chase & Co.	1,211,597
21,967		Northern Trust Corp.	1,151,071
65,775		SunTrust Bank	1,334,575
106,224		US Bancorp.	2,391,102
34,464		Wells Fargo & Co.	930,183

			8,025,896

Beverages: 0.6%
12,890		Coca-Cola Co.	734,730

			734,730

Chemicals: 4.4%
66,729		EI Du Pont de Nemours & Co.	2,246,765
128,897		Valspar Corp.	3,498,260

			5,745,025

Cosmetics/Personal Care: 4.3%
36,449		Colgate-Palmolive Co.	2,994,285
42,118		Procter & Gamble Co.	2,553,614

			5,547,899

Distribution/Wholesale: 1.1%
39,302		Genuine Parts Co.	1,491,904

			1,491,904

Diversified Financial Services: 1.4%
34,411		T. Rowe Price Group, Inc.	1,832,386

			1,832,386

Electric: 7.7%
101,955		Duke Energy Corp.	1,754,646
33,919		FirstEnergy Corp.	1,575,538
75,869		NSTAR	2,791,979
24,620		PPL Corp.	795,472
42,897		Public Service Enterprise Group, Inc.	1,426,325
47,907		Southern Co.	1,596,261

			9,940,221

Electrical Components & Equipment: 2.8%
84,198		Emerson Electric Co.	3,586,835

			3,586,835

Entertainment: 1.0%
108,924	@	Cedar Fair LP	1,242,823

			1,242,823

Shares		Value

Environmental Control: 0.9%
43,071	Mine Safety Appliances Co.	$1,142,674

		1,142,674

Food: 8.1%
23,013	General Mills, Inc.	1,629,551
46,297	Hershey Co.	1,656,970
58,929	HJ Heinz Co.	2,519,804
21,626	JM Smucker Co.	1,335,406
39,804	Kellogg Co.	2,117,573
44,370	Sysco Corp.	1,239,698

		10,499,002

Gas: 2.3%
55,252	AGL Resources, Inc.	2,015,040
18,600	National Fuel Gas Co.	930,000

		2,945,040

Hand/Machine Tools: 0.9%
27,185	Snap-On, Inc.	1,148,838

		1,148,838

Healthcare - Products: 1.4%
30,283	Baxter International, Inc.	1,777,006

		1,777,006

Household Products/Wares: 1.3%
26,971	Clorox Co.	1,645,231

		1,645,231

Insurance: 5.3%
33,398	Aflac, Inc.	1,544,658
58,878	Chubb Corp.	2,895,620
36,884	Cincinnati Financial Corp.	967,836
27,902	Travelers Cos., Inc.	1,391,194

		6,799,308

Iron/Steel: 1.9%
22,948	Carpenter Technology Corp.	618,449
40,363	Nucor Corp.	1,882,934

		2,501,383

Machinery - Construction & Mining: 0.6%
14,319	Caterpillar, Inc.	816,040

		816,040

Machinery - Diversified: 1.4%
18,851	Deere & Co.	1,019,651
28,208	Gorman-Rupp Co.	779,669

		1,799,320

Media: 0.7%
29,584	Reed Elsevier PLC ADR	970,059

		970,059

Metal Fabricate/Hardware: 0.8%
43,276	Timken Co.	1,026,074

		1,026,074

Mining: 2.0%
38,310	Compass Minerals International, Inc.	2,574,049

		2,574,049

See Accompanying Notes to Financial Statements

164

ING PIONEER EQUITY INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares		Value

Miscellaneous Manufacturing: 1.6%
42,777	Illinois Tool Works, Inc.	$2,052,868

		2,052,868

Oil & Gas: 12.8%
21,329	Chevron Corp.	1,642,120
44,477	ConocoPhillips	2,271,440
66,198	EQT Corp.	2,907,416
21,187	ExxonMobil Corp.	1,444,742
76,675	Marathon Oil Corp.	2,393,794
99,279	Questar Corp.	4,127,028
30,586	Royal Dutch Shell PLC ADR - Class A	1,838,524

		16,625,064

Packaging & Containers: 0.7%
29,222	Sonoco Products Co.	854,744

		854,744

Pharmaceuticals: 6.5%
43,402	Abbott Laboratories	2,343,274
78,612	Bristol-Myers Squibb Co.	1,984,953
55,300	Eli Lilly & Co.	1,974,763
56,796	Merck & Co., Inc.	2,075,326

		8,378,316

Pipelines: 1.1%
72,801	Spectra Energy Corp.	1,493,149

		1,493,149

Retail: 2.0%
58,622	Lowe’s Cos., Inc.	1,371,169
19,663	McDonald’s Corp.	1,227,758

		2,598,927

Semiconductors: 4.0%
57,416	Analog Devices, Inc.	1,813,197
63,011	Intel Corp.	1,285,424
71,390	Microchip Technology, Inc.	2,074,593

		5,173,214

Telecommunications: 3.0%
62,748	CenturyTel, Inc.	2,272,105
46,813	Verizon Communications, Inc.	1,550,915

		3,823,020

	Total Common Stock (Cost $126,518,622)	125,151,442

Shares		Value

REAL ESTATE INVESTMENT TRUSTS: 2.2%
Health Care: 1.0%
36,672	Nationwide Health Properties, Inc.	$1,290,121

		1,290,121

Office Property: 0.7%
14,740	Alexandria Real Estate Equities, Inc.	947,635

		947,635

Shopping Centers: 0.5%
17,616	Regency Centers Corp.	617,617

		617,617

	Total Real Estate Investment Trusts (Cost $2,101,505)	2,855,373

	Total Long-Term Investments (Cost $128,620,127)	128,006,815

SHORT-TERM INVESTMENTS: 0.8%
Affiliated Mutual Fund: 0.8%
1,089,536	ING Institutional Prime Money Market Fund - Class I		1,089,536

	Total Short-Term Investments (Cost $1,089,536)		1,089,536

	Total Investments in Securities (Cost $129,709,663)*	99.8%	$129,096,351
	Other Assets and Liabilities - Net	0.2	276,637

	Net Assets	100.0%	$129,372,988

@	Non-income producing security
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $130,193,122.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$9,792,196
Gross Unrealized Depreciation	(10,888,967)

Net Unrealized Depreciation	$(1,096,771)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$125,151,442	$—	$—	$125,151,442
Real Estate Investment Trusts	2,855,373	—	—	2,855,373
Short-Term Investments	1,089,536	—	—	1,089,536

Total Investments, at value	$129,096,351	$—	$—	$129,096,351

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

165

ING PIONEER FUND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 99.5%
Aerospace/Defense: 2.3%
14,193		General Dynamics Corp.	$967,537
14,363		United Technologies Corp.	996,936

			1,964,473

Apparel: 0.9%
20,133		Coach, Inc.	735,458

			735,458

Auto Manufacturers: 2.6%
74,238	@	Ford Motor Co.	742,380
40,916		Paccar, Inc.	1,484,023

			2,226,403

Auto Parts & Equipment: 2.1%
10,345		BorgWarner, Inc.	343,661
53,744		Johnson Controls, Inc.	1,463,987

			1,807,648

Banks: 5.8%
16,139		Bank of America Corp.	243,053
19,597		Bank of New York Mellon Corp.	548,128
13,605		JPMorgan Chase & Co.	566,920
20,740		Morgan Stanley	613,904
11,229		Northern Trust Corp.	588,400
9,543		PNC Financial Services Group, Inc.	503,775
14,643		State Street Corp.	637,556
26,077		US Bancorp.	586,993
18,141		Wells Fargo & Co.	489,626
7,272		Zions Bancorp.	93,300

			4,871,655

Beverages: 1.9%
13,918		Coca-Cola Co.	793,326
12,957		PepsiCo, Inc.	787,786

			1,581,112

Chemicals: 3.0%
7,283		Air Products & Chemicals, Inc.	590,360
10,576		Ecolab, Inc.	471,478
15,200		EI Du Pont de Nemours & Co.	511,784
7,257		Monsanto Co.	593,260
4,319		Praxair, Inc.	346,859

			2,513,741

Coal: 0.4%
5,983		Consol Energy, Inc.	297,953

			297,953

Commercial Services: 0.9%
16,727		Automatic Data Processing, Inc.	716,250

			716,250

		Computers: 4.6%
1,607	@	Apple, Inc.	338,852
7,272	@	DST Systems, Inc.	316,696
19,832	@	EMC Corp.	346,465
37,572		Hewlett-Packard Co.	1,935,333
4,447		International Business Machines Corp.	582,112
4,821	@	Research In Motion Ltd.	325,610

			3,845,068

Cosmetics/Personal Care: 2.3%
18,679		Colgate-Palmolive Co.	1,534,480

Shares			Value

Cosmetics/Personal Care: (continued)
8,640		Estee Lauder Cos., Inc.	$417,830

			1,952,310

Diversified Financial Services: 3.2%
1,511		CME Group, Inc.	507,620
10,070		Franklin Resources, Inc.	1,060,875
20,486		T. Rowe Price Group, Inc.	1,090,880

			2,659,375

Electric: 1.9%
7,343		FirstEnergy Corp.	341,082
8,049		PPL Corp.	260,063
13,963		Public Service Enterprise Group, Inc.	464,270
15,267		Southern Co.	508,696

			1,574,111

Electrical Components & Equipment: 0.8%
16,320		Emerson Electric Co.	695,232

			695,232

Food: 7.1%
16,220		Campbell Soup Co.	548,236
13,070		General Mills, Inc.	925,487
27,363		Hershey Co.	979,322
21,784		HJ Heinz Co.	931,484
11,024		Kellogg Co.	586,477
32,556		Kraft Foods, Inc.	884,872
8,734		Nestle S.A.	423,893
24,105		Sysco Corp.	673,494

			5,953,265

Healthcare - Products: 8.3%
5,824		Alcon, Inc.	957,174
10,326		Baxter International, Inc.	605,930
21,195		Becton Dickinson & Co.	1,671,438
7,720		Covidien PLC	369,711
12,916		CR Bard, Inc.	1,006,156
7,891		Johnson & Johnson	508,259
11,786		Medtronic, Inc.	518,348
22,182	@	St. Jude Medical, Inc.	815,854
11,209		Stryker Corp.	564,597

			7,017,467

Household Products/Wares: 0.3%
3,861		Clorox Co.	235,521

			235,521

Insurance: 2.4%
32,211		Chubb Corp.	1,584,137
8,882		Travelers Cos., Inc.	442,857

			2,026,994

Machinery - Construction & Mining: 1.0%
14,270		Caterpillar, Inc.	813,247

			813,247

Machinery - Diversified: 1.7%
18,269		Deere & Co.	988,170
9,622		Rockwell Automation, Inc.	452,042

			1,440,212

Media: 3.4%
23,724		John Wiley & Sons, Inc.	993,561
28,488		McGraw-Hill Cos., Inc.	954,633

See Accompanying Notes to Financial Statements

166

ING PIONEER FUND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares		Value

Media: (continued)
76,309	Reed Elsevier NV	$936,260

		2,884,454

Mining: 4.5%
44,088	Alcoa, Inc.	710,699
5,857	BHP Billiton Ltd. ADR	448,529
9,649	Freeport-McMoRan Copper & Gold, Inc.	774,718
33,642	Rio Tinto PLC	1,816,556

		3,750,502

Miscellaneous Manufacturing: 2.2%
9,498	3M Co.	785,200
18,822	General Electric Co.	284,777
4,446	Honeywell International, Inc.	174,283
6,093	Illinois Tool Works, Inc.	292,403
6,475	Parker Hannifin Corp.	348,873

		1,885,536

Office/Business Equipment: 1.4%
26,858	Canon, Inc. ADR	1,136,631

		1,136,631

Oil & Gas: 8.7%
15,738	Apache Corp.	1,623,689
30,687	Chevron Corp.	2,362,592
16,790	ConocoPhillips	857,465
13,446	ExxonMobil Corp.	916,883
4,618	Hess Corp.	279,389
21,305	Marathon Oil Corp.	665,142
9,549	Royal Dutch Shell PLC ADR - Class A	573,990

		7,279,150

Oil & Gas Services: 1.0%
13,131	Schlumberger Ltd.	854,697

		854,697

Pharmaceuticals: 4.0%
21,675	Abbott Laboratories	1,170,233
12,119	Eli Lilly & Co.	432,769
11,357	Merck & Co., Inc.	414,985
18,928	Pfizer, Inc.	344,300
18,509	Teva Pharmaceutical Industries Ltd. ADR	1,039,836

		3,402,123

Retail: 7.6%
17,591	CVS Caremark Corp.	566,606
33,717	Lowe’s Cos., Inc.	788,641
4,378	McDonald’s Corp.	273,362
17,473	Nordstrom, Inc.	656,635
17,656	Staples, Inc.	434,161
31,477	Target Corp.	1,522,542
38,808	Walgreen Co.	1,425,030
10,686	Wal-Mart Stores, Inc.	571,167
3,307	Yum! Brands, Inc.	115,646

		6,353,790

Semiconductors: 3.5%
22,612	Analog Devices, Inc.	714,087
35,229	Applied Materials, Inc.	491,092
42,104	Intel Corp.	858,922
34,227	Texas Instruments, Inc.	891,956

		2,956,057

Shares			Value

Software: 1.9%
18,178	@	Adobe Systems, Inc.	$668,587
7,380	@	Fiserv, Inc.	357,782
17,479		Microsoft Corp.	532,935

			1,559,304

Telecommunications: 2.7%
26,622	@	Cisco Systems, Inc.	637,331
14,225		Motorola, Inc.	110,386
57,350		Nokia OYJ ADR	736,948
7,119		Qualcomm, Inc.	329,325
14,677		Verizon Communications, Inc.	486,249

			2,300,239

Transportation: 5.1%
11,001		Burlington Northern Santa Fe Corp.	1,084,919
18,313		Canadian National Railway Co.	995,495
3,249		CSX Corp.	157,544
39,474		Norfolk Southern Corp.	2,069,227

			4,307,185

		Total Common Stock (Cost $79,123,443)	83,597,163

PREFERRED STOCK: 0.0%
Banks: 0.0%
2,100	@	Bank of America Corp.	31,332

		Total Preferred Stock (Cost $31,500)	31,332

		Total Long-Term Investments (Cost $79,154,943)	83,628,495

SHORT-TERM INVESTMENTS: 0.1%
Affiliated Mutual Fund: 0.1%
88,082	ING Institutional Prime Money Market Fund - Class I		88,082

	Total Short-Term Investments (Cost $88,082)		88,082

	Total Investments in Securities (Cost $79,243,025)*	99.6%	$83,716,577
	Other Assets and Liabilities - Net	0.4	308,840

	Net Assets	100.0%	$84,025,417

@	Non-income producing security
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $79,685,320.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$10,306,721
Gross Unrealized Depreciation	(6,275,464)

Net Unrealized Appreciation	$4,031,257

See Accompanying Notes to Financial Statements

167

ING PIONEER FUND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table Investments, at value
Common Stock
Aerospace/Defense	$1,964,473	$—	$—	$1,964,473
Apparel	735,458	—	—	735,458
Auto Manufacturers	2,226,403	—	—	2,226,403
Auto Parts & Equipment	1,807,648	—	—	1,807,648
Banks	4,871,655	—	—	4,871,655
Beverages	1,581,112	—	—	1,581,112
Chemicals	2,513,741	—	—	2,513,741
Coal	297,953	—	—	297,953
Commercial Services	716,250	—	—	716,250
Computers	3,845,068	—	—	3,845,068
Cosmetics/Personal Care	1,952,310	—	—	1,952,310
Diversified Financial Services	2,659,375	—	—	2,659,375
Electric	1,574,111	—	—	1,574,111
Electrical Components & Equipment	695,232	—	—	695,232
Food	5,529,372	423,893	—	5,953,265
Healthcare - Products	7,017,467	—	—	7,017,467
Household Products/Wares	235,521	—	—	235,521
Insurance	2,026,994	—	—	2,026,994
Machinery - Construction & Mining	813,247	—	—	813,247
Machinery - Diversified	1,440,212	—	—	1,440,212
Media	1,948,194	936,260	—	2,884,454
Mining	1,933,946	1,816,556	—	3,750,502
Miscellaneous Manufacturing	1,885,536	—	—	1,885,536
Office/Business Equipment	1,136,631	—	—	1,136,631
Oil & Gas	7,279,150	—	—	7,279,150
Oil & Gas Services	854,697	—	—	854,697
Pharmaceuticals	3,402,123	—	—	3,402,123
Retail	6,353,790	—	—	6,353,790
Semiconductors	2,956,057	—	—	2,956,057
Software	1,559,304	—	—	1,559,304
Telecommunications	2,300,239	—	—	2,300,239
Transportation	4,307,185	—	—	4,307,185

Total Common Stock	80,420,454	3,176,709	—	83,597,163

Preferred Stock	—	31,332	—	31,332
Short-Term Investments	88,082	—	—	88,082

Total Investments, at value	$80,508,536	$3,208,041	$—	$83,716,577

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are catagorized as Level 2 investments.

See Accompanying Notes to Financial Statements

168

ING STOCK INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 98.0%
Advertising: 0.2%
171,725	@	Interpublic Group of Cos., Inc.	$1,267,331
109,762		Omnicom Group	4,297,182

			5,564,513

Aerospace/Defense: 2.2%
256,682		Boeing Co.	13,894,197
136,151		General Dynamics Corp.	9,281,414
43,819		Goodrich Corp.	2,815,371
41,190		L-3 Communications Holdings, Inc.	3,581,471
114,057		Lockheed Martin Corp.	8,594,195
112,390		Northrop Grumman Corp.	6,276,982
137,537		Raytheon Co.	7,085,906
55,648		Rockwell Collins, Inc.	3,080,673
332,486		United Technologies Corp.	23,077,853

			77,688,062

Agriculture: 1.7%
731,792		Altria Group, Inc.	14,365,077
226,880		Archer-Daniels-Midland Co.	7,103,613
58,406		Lorillard, Inc.	4,685,913
665,592		Philip Morris International, Inc.	32,074,878
59,572		Reynolds American, Inc.	3,155,529

			61,385,010

Airlines: 0.1%
261,952		Southwest Airlines Co.	2,994,111

			2,994,111

Apparel: 0.5%
112,415		Coach, Inc.	4,106,520
137,370		Nike, Inc.	9,076,036
20,500		Polo Ralph Lauren Corp.	1,660,090
31,551		VF Corp.	2,310,795

			17,153,441

Auto Manufacturers: 0.5%
1,138,068	@	Ford Motor Co.	11,380,680
128,399		Paccar, Inc.	4,657,032

			16,037,712

Auto Parts & Equipment: 0.2%
85,562	@	Goodyear Tire & Rubber Co.	1,206,424
236,746		Johnson Controls, Inc.	6,448,961

			7,655,385

Banks: 8.6%
3,496,798		Bank of America Corp.	52,661,778
424,962		Bank of New York Mellon Corp.	11,886,187
240,743		BB&T Corp.	6,107,650
160,756		Capital One Financial Corp.	6,163,385
6,834,401		Citigroup, Inc.	22,621,867
53,389		Comerica, Inc.	1,578,713
281,039		Fifth Third Bancorp.	2,740,130
78,448	@	First Horizon National Corp.	1,051,203
180,603		Goldman Sachs Group, Inc.	30,493,011
226,662		Huntington Bancshares, Inc.	827,316
1,389,371		JPMorgan Chase & Co.	57,895,090
310,352		Keycorp	1,722,454
29,106		M&T Bank Corp.	1,946,900
130,040		Marshall & Ilsley Corp.	708,718
480,176		Morgan Stanley	14,213,210
85,323		Northern Trust Corp.	4,470,925
163,128		PNC Financial Services Group, Inc.	8,611,527

Shares			Value

419,854		Regions Financial Corp.	$2,221,028
174,669		State Street Corp.	7,605,088
176,200		SunTrust Bank	3,575,098
675,493		US Bancorp.	15,205,347
1,782,667		Wells Fargo & Co.	48,114,182
44,588	L	Zions Bancorp.	572,064

			302,992,871

Beverages: 2.6%
38,868		Brown-Forman Corp.	2,082,159
818,747		Coca-Cola Co.	46,668,579
112,012		Coca-Cola Enterprises, Inc.	2,374,654
70,165	@	Constellation Brands, Inc.	1,117,728
89,800		Dr Pepper Snapple Group, Inc.	2,541,340
55,486		Molson Coors Brewing Co.	2,505,748
50,997		Pepsi Bottling Group, Inc.	1,912,388
550,419		PepsiCo, Inc.	33,465,475

			92,668,071

Biotechnology: 1.6%
358,859	@	Amgen, Inc.	20,300,654
101,970	@	Biogen Idec, Inc.	5,455,395
162,060	@	Celgene Corp.	9,023,501
95,486	@	Genzyme Corp.	4,679,769
319,500	@	Gilead Sciences, Inc.	13,827,960
62,359	@	Life Technologies Corp.	3,257,011
19,599	@	Millipore Corp.	1,417,988

			57,962,278

Building Materials: 0.0%
126,884		Masco Corp.	1,752,268

			1,752,268

Chemicals: 2.0%
74,315		Air Products & Chemicals, Inc.	6,023,974
28,800		Airgas, Inc.	1,370,880
17,200		CF Industries Holdings, Inc.	1,561,416
404,078		Dow Chemical Co.	11,164,675
25,713		Eastman Chemical Co.	1,548,951
83,700		Ecolab, Inc.	3,731,346
319,243		EI Du Pont de Nemours & Co.	10,748,912
25,600		FMC Corp.	1,427,456
27,943		International Flavors & Fragrances, Inc.	1,149,575
192,959		Monsanto Co.	15,774,398
58,274		PPG Industries, Inc.	3,411,360
108,438		Praxair, Inc.	8,708,656
34,561		Sherwin-Williams Co.	2,130,686
42,994		Sigma-Aldrich Corp.	2,172,487

			70,924,772

Coal: 0.2%
63,795		Consol Energy, Inc.	3,176,991
30,200		Massey Energy Co.	1,268,702
94,520		Peabody Energy Corp.	4,273,249

			8,718,942

Commercial Services: 1.7%
45,026	@	Apollo Group, Inc. - Class A	2,727,675
177,446		Automatic Data Processing, Inc.	7,598,238
21,900		DeVry, Inc.	1,242,387
44,606		Equifax, Inc.	1,377,879
118,418		H&R Block, Inc.	2,678,615
63,600	@	Iron Mountain, Inc.	1,447,536
33,900		Mastercard, Inc.	8,677,722

See Accompanying Notes to Financial Statements

169

ING STOCK INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Commercial Services: (continued)
44,350 @	@	Monster Worldwide, Inc.	$771,690
69,239	L	Moody’s Corp.	1,855,605
113,500		Paychex, Inc.	3,477,640
70,100	@	Quanta Services, Inc.	1,460,884
53,649		Robert Half International, Inc.	1,434,038
72,587		RR Donnelley & Sons Co.	1,616,512
106,100	@	SAIC, Inc.	2,009,534
69,700		Total System Services, Inc.	1,203,719
157,100		Visa, Inc.	13,739,966
2,140		Washington Post	940,744
247,791		Western Union Co.	4,670,860

			58,931,244

Computers: 6.1%
34,547	@	Affiliated Computer Services, Inc.	2,062,110
316,569	@	Apple, Inc.	66,751,739
103,600	@	Cognizant Technology Solutions Corp.	4,693,080
53,579	@	Computer Sciences Corp.	3,082,400
608,016	@	Dell, Inc.	8,731,110
714,372	@	EMC Corp.	12,480,079
837,684		Hewlett-Packard Co.	43,149,103
463,055		International Business Machines Corp.	60,613,900
27,621	@	Lexmark International, Inc.	717,594
118,826	@	NetApp, Inc.	4,086,426
80,225	@	Sandisk Corp.	2,325,723
266,136	@	Sun Microsystems, Inc.	2,493,694
60,700	@	Teradata Corp.	1,907,801
79,300	@	Western Digital Corp.	3,501,095

			216,595,854

Cosmetics/Personal Care: 2.4%
150,803		Avon Products, Inc.	4,750,295
176,075		Colgate-Palmolive Co.	14,464,561
41,685		Estee Lauder Cos., Inc.	2,015,887
1,031,227		Procter & Gamble Co.	62,523,293

			83,754,036

Distribution/Wholesale: 0.2%
46,700	L	Fastenal Co.	1,944,588
56,267		Genuine Parts Co.	2,135,895
22,150		WW Grainger, Inc.	2,144,785

			6,225,268

Diversified Financial Services: 1.8%
420,174		American Express Co.	17,025,450
90,158		Ameriprise Financial, Inc.	3,499,934
336,243		Charles Schwab Corp.	6,328,093
23,470		CME Group, Inc.	7,884,747
189,388		Discover Financial Services	2,785,897
327,607	@	E*Trade Financial Corp.	573,312
31,279		Federated Investors, Inc.	860,173
52,819		Franklin Resources, Inc.	5,564,482
25,800	@	IntercontinentalExchange, Inc.	2,897,340
147,000		Invesco Ltd.	3,453,030
64,332		Janus Capital Group, Inc.	865,265
57,345		Legg Mason, Inc.	1,729,525
50,200	@	Nasdaq Stock Market, Inc.	994,964
91,900		NYSE Euronext	2,325,070
165,263	@	SLM Corp.	1,862,514
90,410		T. Rowe Price Group, Inc.	4,814,333

			63,464,129

Shares			Value

Electric: 3.3%
235,663	@	AES Corp.	$3,136,675
59,876		Allegheny Energy, Inc.	1,405,888
82,509		Ameren Corp.	2,306,127
168,473		American Electric Power Co., Inc.	5,861,176
80,897		CMS Energy Corp.	1,266,847
97,200		Consolidated Edison, Inc.	4,415,796
70,937		Constellation Energy Group, Inc.	2,494,854
210,270		Dominion Resources, Inc.	8,183,708
58,169		DTE Energy Co.	2,535,587
458,143		Duke Energy Corp.	7,884,641
115,102		Edison International	4,003,248
69,186		Entergy Corp.	5,662,182
232,848		Exelon Corp.	11,379,282
107,621		FirstEnergy Corp.	4,998,995
145,386		FPL Group, Inc.	7,679,289
26,994		Integrys Energy Group, Inc.	1,133,478
62,000		Northeast Utilities	1,598,980
130,933		Pacific Gas & Electric Co.	5,846,158
78,000		Pepco Holdings, Inc.	1,314,300
35,791		Pinnacle West Capital Corp.	1,309,235
132,993		PPL Corp.	4,297,004
98,611		Progress Energy, Inc.	4,044,037
178,720		Public Service Enterprise Group, Inc.	5,942,440
38,900		SCANA Corp.	1,465,752
281,256		Southern Co.	9,371,450
75,471		TECO Energy, Inc.	1,224,140
41,299		Wisconsin Energy Corp.	2,057,929
161,037		Xcel Energy, Inc.	3,417,205

			116,236,403

Electrical Components & Equipment: 0.3%
265,493		Emerson Electric Co.	11,310,002
47,970		Molex, Inc.	1,033,754

			12,343,756

Electronics: 0.5%
121,922	@	Agilent Technologies, Inc.	3,788,117
60,500		Amphenol Corp.	2,793,890
53,500	@	Flir Systems, Inc.	1,750,520
65,135		Jabil Circuit, Inc.	1,131,395
41,219		PerkinElmer, Inc.	848,699
144,203	@	Thermo Fisher Scientific, Inc.	6,877,041
33,791	@	Waters Corp.	2,093,690

			19,283,352

Energy - Alternate Sources: 0.1%
17,600	@, L	First Solar, Inc.	2,383,040

			2,383,040

Engineering & Construction: 0.1%
63,418		Fluor Corp.	2,856,347
43,800	@	Jacobs Engineering Group, Inc.	1,647,318

			4,503,665

Entertainment: 0.1%
104,730		International Game Technology	1,965,782

			1,965,782

Environmental Control: 0.3%
113,851		Republic Services, Inc.	3,223,122
30,100	@	Stericycle, Inc.	1,660,617

See Accompanying Notes to Financial Statements

170

ING STOCK INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Environmental Control: (continued)
174,086		Waste Management, Inc.	$5,885,848

			10,769,587

Food: 1.9%
68,100		Campbell Soup Co.	2,301,780
156,100		ConAgra Foods, Inc.	3,598,105
63,720	@	Dean Foods Co.	1,149,509
114,957		General Mills, Inc.	8,140,105
58,604		Hershey Co.	2,097,437
111,381		HJ Heinz Co.	4,762,652
24,700		Hormel Foods Corp.	949,715
41,950		JM Smucker Co.	2,590,413
90,580		Kellogg Co.	4,818,856
521,100		Kraft Foods, Inc.	14,163,498
230,192		Kroger Co.	4,725,842
46,168		McCormick & Co., Inc.	1,668,050
147,206		Safeway, Inc.	3,134,016
245,784		Sara Lee Corp.	2,993,649
74,833		Supervalu, Inc.	951,127
208,854		Sysco Corp.	5,835,381
107,920		Tyson Foods, Inc.	1,324,178
49,700	@	Whole Foods Market, Inc.	1,364,265

			66,568,578

Forest Products & Paper: 0.3%
152,822		International Paper Co.	4,092,573
60,368		MeadWestvaco Corp.	1,728,336
74,680		Weyerhaeuser Co.	3,221,695

			9,042,604

Gas: 0.3%
136,511		CenterPoint Energy, Inc.	1,980,775
16,023		Nicor, Inc.	674,568
97,326		NiSource, Inc.	1,496,874
86,667		Sempra Energy	4,851,619

			9,003,836

Hand/Machine Tools: 0.1%
21,192		Black & Decker Corp.	1,373,877
20,349		Snap-On, Inc.	859,949
28,107	L	Stanley Works	1,447,792

			3,681,618

Healthcare - Products: 3.8%
213,036		Baxter International, Inc.	12,500,952
84,587		Becton Dickinson & Co.	6,670,531
532,592	@, L	Boston Scientific Corp.	4,793,328
63,611	@	CareFusion Corp.	1,590,911
34,421		CR Bard, Inc.	2,681,396
52,500		Densply International, Inc.	1,846,425
56,916	@	Hospira, Inc.	2,902,716
13,400	@	Intuitive Surgical, Inc.	4,064,488
973,620		Johnson & Johnson	62,710,864
391,023		Medtronic, Inc.	17,197,192
32,885	@	Patterson Cos., Inc.	920,122
122,851	@	St. Jude Medical, Inc.	4,518,460
99,733		Stryker Corp.	5,023,551
44,300	@	Varian Medical Systems, Inc.	2,075,455
75,743	@	Zimmer Holdings, Inc.	4,477,169

			133,973,560

Healthcare - Services: 1.2%
154,264		Aetna, Inc.	4,890,169
96,368		Cigna Corp.	3,398,899

Shares			Value

Healthcare - Services: (continued)
52,875	@	Coventry Health Care, Inc.	$1,284,334
36,700	@	DaVita, Inc.	2,155,758
59,868	@	Humana, Inc.	2,627,607
38,260	@	Laboratory Corp. of America Holdings	2,863,378
55,161		Quest Diagnostics	3,330,621
152,903	@	Tenet Healthcare Corp.	824,147
410,649		UnitedHealth Group, Inc.	12,516,582
167,779	@	WellPoint, Inc.	9,779,838

			43,671,333

Holding Companies - Diversified: 0.0%
67,200	@	Leucadia National Corp.	1,598,688

			1,598,688

Home Builders: 0.1%
97,415		D.R. Horton, Inc.	1,058,901
54,575		Lennar Corp.	696,923
111,672		Pulte Homes, Inc.	1,116,720

			2,872,544

Home Furnishings: 0.1%
24,460		Harman International Industries, Inc.	862,949
26,056		Whirlpool Corp.	2,101,677

			2,964,626

Household Products/Wares: 0.5%
39,833		Avery Dennison Corp.	1,453,506
49,227		Clorox Co.	3,002,847
53,128		Fortune Brands, Inc.	2,295,130
146,437		Kimberly-Clark Corp.	9,329,501

			16,080,984

Housewares: 0.0%
98,053		Newell Rubbermaid, Inc.	1,471,776

			1,471,776

Insurance: 2.4%
165,191		Aflac, Inc.	7,640,084
189,503		Allstate Corp.	5,692,670
47,539	@, L	American International Group, Inc.	1,425,219
97,092		AON Corp.	3,722,507
41,600		Assurant, Inc.	1,226,368
123,687		Chubb Corp.	6,082,927
57,429		Cincinnati Financial Corp.	1,506,937
165,940	@	Genworth Financial, Inc.	1,883,419
135,854		Hartford Financial Services Group, Inc.	3,159,964
106,779		Lincoln National Corp.	2,656,662
128,521		Loews Corp.	4,671,738
185,098		Marsh & McLennan Cos., Inc.	4,086,964
289,306		Metlife, Inc.	10,226,967
112,716		Principal Financial Group, Inc.	2,709,693
239,841	@	Progressive Corp.	4,314,740
163,578		Prudential Financial, Inc.	8,139,641
29,179		Torchmark Corp.	1,282,417
200,643		Travelers Cos., Inc.	10,004,060
117,027		UnumProvident Corp.	2,284,367
120,899		XL Capital Ltd.	2,216,079

			84,933,423

See Accompanying Notes to Financial Statements

171

ING STOCK INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Internet: 2.9%
60,900	@	Akamai Technologies, Inc.	$1,542,597
117,485	@	Amazon.com, Inc.	15,804,082
396,707	@	eBay, Inc.	9,338,483
74,400	@	Expedia, Inc.	1,912,824
84,995	@	Google, Inc. - Class A	52,695,200
55,600	@	McAfee, Inc.	2,255,692
15,700	@	Priceline.com, Inc.	3,430,450
287,765	@	Symantec Corp.	5,148,116
68,100	@	VeriSign, Inc.	1,650,744
421,373	@	Yahoo!, Inc.	7,070,639

			100,848,827

Iron/Steel: 0.4%
38,700		AK Steel Holding Corp.	826,245
34,700		Allegheny Technologies, Inc.	1,553,519
45,800		Cliffs Natural Resources, Inc.	2,110,922
111,197		Nucor Corp.	5,187,340
50,746		United States Steel Corp.	2,797,120

			12,475,146

Leisure Time: 0.2%
154,815	@	Carnival Corp.	4,906,087
82,790		Harley-Davidson, Inc.	2,086,308

			6,992,395

Lodging: 0.2%
89,119		Marriott International, Inc.	2,428,493
66,024		Starwood Hotels & Resorts Worldwide, Inc.	2,414,498
63,134		Wyndham Worldwide Corp.	1,273,413
24,400	L	Wynn Resorts Ltd.	1,420,812

			7,537,216

Machinery - Construction & Mining: 0.4%
219,580		Caterpillar, Inc.	12,513,864

			12,513,864

Machinery - Diversified: 0.5%
71,264		Cummins, Inc.	3,268,167
149,428		Deere & Co.	8,082,561
19,700		Flowserve Corp.	1,862,241
50,212		Rockwell Automation, Inc.	2,358,960
32,000		Roper Industries, Inc.	1,675,840

			17,247,769

Media: 2.7%
239,550		CBS Corp. - Class B	3,365,678
1,013,963		Comcast Corp. - Class A	17,095,416
333,320	@	DIRECTV	11,116,222
82,923		Gannett Co., Inc.	1,231,407
111,197		McGraw-Hill Cos., Inc.	3,726,211
12,933		Meredith Corp.	398,983
40,814	@, L	New York Times Co.	504,461
794,425		News Corp. - Class A	10,875,678
31,500		Scripps Networks Interactive - Class A	1,307,250
124,619	@	Time Warner Cable, Inc.	5,157,980
418,851		Time Warner, Inc.	12,205,318
214,420	@	Viacom - Class B	6,374,707
656,649		Walt Disney Co.	21,176,930

			94,536,241

Shares			Value

Metal Fabricate/Hardware: 0.2%
49,500		Precision Castparts Corp.	$5,462,325

			5,462,325

Mining: 0.8%
344,158		Alcoa, Inc.	5,547,827
145,510		Freeport-McMoRan Copper & Gold, Inc.	11,682,998
173,068		Newmont Mining Corp.	8,187,847
29,900	L	Titanium Metals Corp.	374,348
44,100		Vulcan Materials Co.	2,322,747

			28,115,767

Miscellaneous Manufacturing: 3.4%
246,662		3M Co.	20,391,548
91,533		Danaher Corp.	6,883,282
65,833		Dover Corp.	2,739,311
94,680	@, L	Eastman Kodak Co.	399,550
58,495		Eaton Corp.	3,721,452
3,754,500		General Electric Co.	56,805,585
265,742		Honeywell International, Inc.	10,417,086
136,086		Illinois Tool Works, Inc.	6,530,767
64,338		ITT Corp.	3,200,172
55,211		Leggett & Platt, Inc.	1,126,304
41,652		Pall Corp.	1,507,802
56,645		Parker Hannifin Corp.	3,052,033
95,484		Textron, Inc.	1,796,054

			118,570,946

Office/Business Equipment: 0.1%
73,154		Pitney Bowes, Inc.	1,664,985
307,102		Xerox Corp.	2,598,083

			4,263,068

Oil & Gas: 9.3%
173,378		Anadarko Petroleum Corp.	10,822,255
118,611		Apache Corp.	12,237,097
36,600		Cabot Oil & Gas Corp.	1,595,394
226,700		Chesapeake Energy Corp.	5,866,996
708,485		Chevron Corp.	54,546,260
523,844		ConocoPhillips	26,752,713
88,100	@, L	Denbury Resources, Inc.	1,303,880
156,799		Devon Energy Corp.	11,524,727
24,600		Diamond Offshore Drilling	2,421,132
89,022		EOG Resources, Inc.	8,661,841
46,200		EQT Corp.	2,029,104
1,663,075		ExxonMobil Corp.	113,405,084
102,730		Hess Corp.	6,215,165
250,034		Marathon Oil Corp.	7,806,061
67,405		Murphy Oil Corp.	3,653,351
100,412	@	Nabors Industries Ltd.	2,198,019
61,300		Noble Energy, Inc.	4,365,786
286,439		Occidental Petroleum Corp.	23,301,813
40,700		Pioneer Natural Resources Co.	1,960,519
61,600		Questar Corp.	2,560,712
55,600		Range Resources Corp.	2,771,660
40,272	@	Rowan Cos., Inc.	911,758
121,700	@	Southwestern Energy Co.	5,865,940
41,288		Sunoco, Inc.	1,077,617
49,300	L	Tesoro Corp.	668,015
198,806		Valero Energy Corp.	3,330,001
204,938		XTO Energy, Inc.	9,535,765

			327,388,665

See Accompanying Notes to Financial Statements

172

ING STOCK INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Oil & Gas Services: 1.6%
109,370		Baker Hughes, Inc.	$4,427,298
103,120		BJ Services Co.	1,918,032
77,700	@	Cameron International Corp.	3,247,860
43,300	@	FMC Technologies, Inc.	2,504,472
318,642		Halliburton Co.	9,587,938
147,800		National Oilwell Varco, Inc.	6,516,502
423,182		Schlumberger Ltd.	27,544,916
77,936		Smith International, Inc.	2,117,521

			57,864,539

Packaging & Containers: 0.2%
33,246		Ball Corp.	1,718,818
38,126		Bemis Co.	1,130,436
59,500	@	Owens-Illinois, Inc.	1,955,765
46,661	@	Pactiv Corp.	1,126,397
56,060		Sealed Air Corp.	1,225,472

			7,156,888

Pharmaceuticals: 5.7%
546,228		Abbott Laboratories	29,490,850
108,662		Allergan, Inc.	6,846,793
105,024		AmerisourceBergen Corp.	2,737,976
610,018		Bristol-Myers Squibb Co.	15,402,955
127,122		Cardinal Health, Inc.	4,098,413
26,400	@	Cephalon, Inc.	1,647,624
357,293		Eli Lilly & Co.	12,758,933
96,906	@	Express Scripts, Inc.	8,377,524
106,604	@	Forest Laboratories, Inc.	3,423,054
87,700	@	King Pharmaceuticals, Inc.	1,076,079
94,006		McKesson Corp.	5,875,375
73,300		Mead Johnson Nutrition Co.	3,203,210
167,388	@	Medco Health Solutions, Inc.	10,697,767
1,078,043		Merck & Co., Inc.	39,391,691
107,863	@, L	Mylan Laboratories	1,987,915
2,849,058		Pfizer, Inc.	51,824,365
37,378	@	Watson Pharmaceuticals, Inc.	1,480,543

			200,321,067

Pipelines: 0.3%
247,604		El Paso Corp.	2,433,947
228,321		Spectra Energy Corp.	4,682,864
205,886		Williams Cos., Inc.	4,340,077

			11,456,888

Real Estate: 0.0%
84,900	@, L	CB Richard Ellis Group, Inc.	1,152,093

			1,152,093

Retail: 6.0%
31,100		Abercrombie & Fitch Co.	1,083,835
33,230	@, L	Autonation, Inc.	636,355
11,367	@	Autozone, Inc.	1,796,782
92,524 @		Bed Bath & Beyond, Inc.	3,574,202
120,655		Best Buy Co., Inc.	4,761,046
29,112	@	Big Lots, Inc.	843,666
153,600	S	Costco Wholesale Corp.	9,088,512
509,847		CVS Caremark Corp.	16,422,172
49,269		Darden Restaurants, Inc.	1,727,864
49,343		Family Dollar Stores, Inc.	1,373,216
58,200	@	GameStop Corp.	1,276,908
170,112		Gap, Inc.	3,563,846
602,200		Home Depot, Inc.	17,421,646
83,322		JC Penney Co., Inc.	2,217,198
107,953	@	Kohl’s Corp.	5,821,905

Shares			Value

Retail: (continued)
94,338		Limited Brands, Inc.	$1,815,063
522,052		Lowe’s Cos., Inc.	12,210,796
148,559		Macy’s, Inc.	2,489,849
385,556		McDonald’s Corp.	24,074,117
58,269		Nordstrom, Inc.	2,189,749
97,054	@	Office Depot, Inc.	625,998
48,200	@	O’Reilly Automotive, Inc.	1,837,384
44,143		RadioShack Corp.	860,789
46,200		Ross Stores, Inc.	1,973,202
17,582	@, L	Sears Holding Corp.	1,467,218
255,219		Staples, Inc.	6,275,835
260,351	@	Starbucks Corp.	6,003,694
265,649		Target Corp.	12,849,442
43,968		Tiffany & Co.	1,890,624
149,805		TJX Cos., Inc.	5,475,373
350,667		Walgreen Co.	12,876,492
744,873		Wal-Mart Stores, Inc.	39,813,462
164,810		Yum! Brands, Inc.	5,763,406

			212,101,646

Savings & Loans: 0.1%
166,700		Hudson City Bancorp., Inc.	2,288,791
123,100		People’s United Financial, Inc.	2,055,770

			4,344,561

Semiconductors: 2.6%
198,062	@	Advanced Micro Devices, Inc.	1,917,240
103,960		Altera Corp.	2,352,615
103,026		Analog Devices, Inc.	3,253,561
471,143		Applied Materials, Inc.	6,567,733
152,386	@	Broadcom Corp.	4,792,540
1,935,332		Intel Corp.	39,480,773
60,294		KLA-Tencor Corp.	2,180,231
78,676		Linear Technology Corp.	2,402,765
230,265	@	LSI Logic Corp.	1,383,893
78,900	@	MEMC Electronic Materials, Inc.	1,074,618
64,600	L	Microchip Technology, Inc.	1,877,276
299,115	@	Micron Technology, Inc.	3,158,654
82,682		National Semiconductor Corp.	1,269,996
34,399	@	Novellus Systems, Inc.	802,873
193,613	@	Nvidia Corp.	3,616,691
41,684	@	QLogic Corp.	786,577
61,742	@	Teradyne, Inc.	662,492
445,760		Texas Instruments, Inc.	11,616,506
97,547		Xilinx, Inc.	2,444,528

			91,641,562

Software: 4.3%
185,551	@	Adobe Systems, Inc.	6,824,566
81,202	@	Autodesk, Inc.	2,063,343
64,978	@	BMC Software, Inc.	2,605,618
140,684		CA, Inc.	3,159,763
64,611	@	Citrix Systems, Inc.	2,688,464
83,941	@	Compuware Corp.	606,893
18,700		Dun & Bradstreet Corp.	1,577,719
114,293	@	Electronic Arts, Inc.	2,028,701
110,400		Fidelity National Information Services, Inc.	2,587,776
54,558	@	Fiserv, Inc.	2,644,972
64,409		IMS Health, Inc.	1,356,454
114,126	@	Intuit, Inc.	3,504,809
2,701,402		Microsoft Corp.	82,365,731
122,490	@	Novell, Inc.	508,334

See Accompanying Notes to Financial Statements

173

ING STOCK INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Software: (continued)
1,379,804		Oracle Corp.	$33,860,390
66,500	@	Red Hat, Inc.	2,054,850
38,500	@	Salesforce.com, Inc.	2,840,145

			153,278,528

Telecommunications: 6.0%
139,400	@	American Tower Corp.	6,023,474
2,084,527		AT&T, Inc.	58,429,292
105,018		CenturyTel, Inc.	3,802,702
2,019,668	@	Cisco Systems, Inc.	48,350,852
549,236		Corning, Inc.	10,605,747
110,295		Frontier Communications Corp.	861,404
46,300		Harris Corp.	2,201,565
76,687	@	JDS Uniphase Corp.	632,668
185,285	@	Juniper Networks, Inc.	4,941,551
92,000	@	MetroPCS Communications, Inc.	701,960
810,990		Motorola, Inc.	6,293,282
587,252		Qualcomm, Inc.	27,166,278
523,792		Qwest Communications International, Inc.	2,205,164
1,016,084	@	Sprint Nextel Corp.	3,718,867
140,005	@	Tellabs, Inc.	795,228
1,003,636		Verizon Communications, Inc.	33,250,461
154,290		Windstream Corp.	1,695,647

			211,676,142

Textiles: 0.0%
46,516		Cintas Corp.	1,211,742

			1,211,742

Toys/Games/Hobbies: 0.1%
44,523		Hasbro, Inc.	1,427,407
127,200		Mattel, Inc.	2,541,456

			3,968,863

Transportation: 2.0%
92,593		Burlington Northern Santa Fe Corp.	9,131,522
59,500		CH Robinson Worldwide, Inc.	3,494,435
138,492		CSX Corp.	6,715,477
75,000		Expeditors International Washington, Inc.	2,604,750
110,335		FedEx Corp.	9,207,456
129,914		Norfolk Southern Corp.	6,810,092
19,737		Ryder System, Inc.	812,572
178,198		Union Pacific Corp.	11,386,852
351,276		United Parcel Service, Inc. - Class B	20,152,704

			70,315,860

		Total Common Stock (Cost $3,235,205,531)	3,458,259,730

REAL ESTATE INVESTMENT TRUSTS: 1.2%
Apartments: 0.2%
41,328		Apartment Investment & Management Co.	657,942
28,304		AvalonBay Communities, Inc.	2,324,041
96,847		Equity Residential	3,271,492

			6,253,475

Shares			Value

Diversified: 0.1%
55,414		Vornado Realty Trust	$3,875,655

			3,875,655

Forest Products & Paper: 0.1%
57,515	L	Plum Creek Timber Co., Inc.	2,171,766

			2,171,766

Health Care: 0.2%
103,600		HCP, Inc.	3,163,944
42,400		Health Care Real Estate Investment Trust, Inc.	1,879,168
55,300		Ventas, Inc.	2,418,822

			7,461,934

Hotels: 0.1%
217,927		Host Hotels & Resorts, Inc.	2,543,208

			2,543,208

Office Property: 0.1%
48,995		Boston Properties, Inc.	3,286,095

			3,286,095

Regional Malls: 0.2%
100,655		Simon Property Group, Inc.	8,032,269

			8,032,269

Shopping Centers: 0.0%
132,955		Kimco Realty Corp.	1,798,881

			1,798,881

Storage: 0.1%
47,935		Public Storage, Inc.	3,904,306

			3,904,306

Warehouse/Industrial: 0.1%
156,415		Prologis	2,141,321

			2,141,321

		Total Real Estate Investment Trusts (Cost $36,890,231)	41,468,910

		Total Long-Term Investments (Cost $3,272,095,762)	3,499,728,640

SHORT-TERM INVESTMENTS: 1.2%
Affiliated Mutual Fund: 0.7%
22,937,000	S	ING Institutional Prime Money Market Fund - Class I	22,937,000

		Total Mutual Fund (Cost $22,937,000)	22,937,000

See Accompanying Notes to Financial Statements

174

ING STOCK INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount				Value

Securities Lending Collateralcc: 0.5%
$18,150,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A (1)		$18,150,000

425,09	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B (1)(2)		340,073

		Total Securities Lending Collateral (Cost $18,575,091)		18,490,073

		Total Short-Term Investments (Cost $41,512,091)		41,427,073

		Total Investments in Securities (Cost $3,313,607,853)*	100.4%	$3,541,155,713
		Other Assets and Liabilities - Net	(0.4)	(13,615,929)

		Net Assets	100.0%	$3,527,539,784

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securities lending was invested in these short-term investments.
2	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
*	Cost for federal income tax purposes is $3,323,560,487.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$285,741,500
Gross Unrealized Depreciation	(68,146,274)

Net Unrealized Appreciation	$217,595,226

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$3,458,259,730	$—	$—	$3,458,259,730
Real Estate Investment Trusts	41,468,910	—	—	41,468,910
Short-Term Investments	41,087,000	—	340,073	41,427,073

Total Investments, at value	$3,540,815,640	$—	$340,073	$3,541,155,713

Other Financial Instruments+:
Futures	90,217	—	—	90,217

Total Assets	$3,540,905,857	$—	$340,073	$3,541,245,930

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$340,073	$—	$340,073

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$340,073	$—	$340,073

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

175

ING STOCK INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING Stock Index Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500	101	03/18/10	$28,045,175	$90,217

			$28,045,175	$90,217

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets- Unrealized appreciation*	$90,217

Total Asset Derivatives		$90,217

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$5,350,904

Total	$5,350,904

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$(55,644)

Total	$(55,644)

See Accompanying Notes to Financial Statements

176

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 97.9%
Australia: 0.5%
522,811		Brambles Ltd.	$3,170,798

			3,170,798

Austria: 0.6%
237,200		Telekom Austria AG	3,385,958

			3,385,958

Bermuda: 2.5%
53,100		RenaissanceRe Holdings Ltd.	2,822,265
213,960		Tyco Electronics Ltd.	5,252,718
197,910		Tyco International Ltd.	7,061,429

			15,136,412

Brazil: 0.8%
90,530	ADR	Empresa Brasileira de Aeronautica SA	2,001,618
111,720		Vale S.A. ADR	2,772,890

			4,774,508

China: 0.2%
25,130	L	China Telecom Corp. Ltd. ADR	1,040,885

			1,040,885

France: 8.1%
62,490		Accor S.A.	3,419,581
120,954		AXA S.A.	2,839,875
47,900		Compagnie Generale des Etablissements Michelin	3,668,602
292,030		France Telecom S.A.	7,297,318
160,380		Sanofi-Aventis	12,612,727
166,210		Total S.A.	10,675,649
294,070		Vivendi	8,727,910

			49,241,662

Germany: 5.3%
97,530		Bayerische Motoren Werke AG	4,439,784
271,650		Deutsche Post AG	5,250,122
37,440		Merck KGaA	3,510,663
24,160		Muenchener Rueckversicherungs AG	3,763,152
110,400		SAP AG	5,263,110
106,970		Siemens AG	9,816,723

			32,043,554

Hong Kong: 1.1%
230,000		Cheung Kong Holdings Ltd.	2,955,541
287,000		Swire Pacific Ltd.	3,470,796

			6,426,337

India: 0.5%
76,850	ADR	ICICI Bank Ltd.	2,898,014

			2,898,014

Ireland: 4.9%
387,240		Accenture PLC	16,070,460
197,120		Covidien PLC	9,440,077
159,860		CRH PLC	4,369,520

			29,880,057

Italy: 2.6%
260,940		ENI S.p.A.	6,645,039
1,243,646	@	Intesa Sanpaolo S.p.A.	5,596,430

Shares			Value

Italy: (continued)
1,144,660	@	UniCredito Italiano S.p.A.	$3,827,464

			16,068,933

Japan: 2.6%
91,800		Fuji Photo Film Co. Ltd.	2,772,421
383,500		Konica Minolta Holdings, Inc.	3,952,054
5,400		Nintendo Co. Ltd.	1,289,720
133,600		Toyota Motor Corp.	5,632,705
38,180		USS Co. Ltd.	2,330,744

			15,977,644

Netherlands: 3.5%
187,220		Koninklijke Philips Electronics NV	5,534,093
93,270	@	Randstad Holdings NV	4,640,864
286,189		Royal Dutch Shell PLC - Class B	8,334,730
138,998		SBM Offshore NV	2,727,154

			21,236,841

Norway: 0.6%
138,490		Aker Kvaerner ASA	1,799,718
72,750		Statoil ASA	1,814,358

			3,614,076

Russia: 0.5%
114,200	ADR	OAO Gazprom	2,883,793

			2,883,793

Singapore: 2.6%
315,980		DBS Group Holdings Ltd.	3,435,013
606,450	@	Flextronics International Ltd.	4,433,150
3,626,000		Singapore Telecommunications Ltd.	7,986,685

			15,854,848

South Korea: 3.9%
67,364		Hyundai Motor Co.	6,972,957
86,214	@	KB Financial Group, Inc.	4,390,039
17,542		Samsung Electronics Co. Ltd.	12,029,075

			23,392,071

Spain: 1.6%
48,495		Inditex S.A.	3,028,631
234,605		Telefonica S.A.	6,566,364

			9,594,995

Sweden: 1.0%
221,560		Svenska Cellulosa AB - B Shares	2,953,996
354,078		Telefonaktiebolaget LM Ericsson	3,259,660

			6,213,656

Switzerland: 6.5%
65,800		ACE Ltd.	3,316,320
75,680		Adecco S.A.	4,174,885
45,690	L	Lonza Group AG	3,219,274
160,430		Nestle S.A.	7,786,251
165,820		Novartis AG	9,055,305
38,630		Roche Holding AG - Genusschein	6,606,227
65,450		Swiss Reinsurance	3,135,359
130,000	@	UBS AG - Reg	2,024,389

			39,318,010

Taiwan: 1.5%
772,738	ADR	Taiwan Semiconductor Manufacturing Co. Ltd.	8,840,123

			8,840,123

See Accompanying Notes to Financial Statements

177

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Turkey: 0.5%
193,420		Turkcell Iletisim Hizmet AS ADR	$3,382,916

			3,382,916

United Kingdom: 12.5%
1,097,480		Aviva PLC	6,981,220
337,130		BAE Systems PLC	1,951,198
135,690		BG Group PLC	2,450,052
1,018,510		BP PLC	9,834,894
816,180		Compass Group PLC	5,840,981
481,420		GlaxoSmithKline PLC	10,208,920
545,919		HSBC Holdings PLC	6,209,795
1,525,690		Kingfisher PLC	5,616,374
457,560		Pearson PLC	6,560,470
2,078,626	@	Premier Foods PLC	1,191,853
311,320		Standard Life PLC	1,081,327
483,510		Tesco PLC	3,335,625
4,024,757		Vodafone Group PLC	9,320,161
253,775	@	Wolseley PLC	5,079,771

			75,662,641

United States: 33.5%
54,080		Abbott Laboratories	2,919,779
270,790		Alcoa, Inc.	4,365,135
119,750		American Express Co.	4,852,270
259,250	@	Amgen, Inc.	14,665,773
52,960		AT&T, Inc.	1,484,469
32,680		Bank of New York Mellon Corp.	914,060
30,400	@	Biogen Idec, Inc.	1,626,400
223,410	@, L	Boston Scientific Corp.	2,010,690
115,670		Bristol-Myers Squibb Co.	2,920,668
20,270		Chevron Corp.	1,560,587
232,870	@	Chico’s FAS, Inc.	3,271,824
314,790	@	Cisco Systems, Inc.	7,536,073
485,390		Comcast Corp. - Class A	8,183,675
35,450		Comcast Corp. - Special Class A	567,555
83,055		CVS Caremark Corp.	2,675,202
154,740	@	Dell, Inc.	2,222,066
156,800	@	Expedia, Inc.	4,031,328
60,790		FedEx Corp.	5,072,926
293,940		General Electric Co.	4,447,312
120,880		Halliburton Co.	3,637,279
75,740		Harley-Davidson, Inc.	1,908,648
78,250		Home Depot, Inc.	2,263,773
32,000		JPMorgan Chase & Co.	1,333,440
84,800		Medtronic, Inc.	3,729,504
191,830		Merck & Co., Inc.	7,009,468
506,120		Microsoft Corp.	15,431,599
816,570		News Corp. - Class A	11,178,843
650,200		Oracle Corp.	15,955,904
588,410		Pfizer, Inc.	10,703,178
309,980	@	Progressive Corp.	5,576,540
117,840		Quest Diagnostics	7,115,179
325,580		Seagate Technology, Inc.	5,922,300
962,850	@	Sprint Nextel Corp.	3,524,031
65,770		Target Corp.	3,181,295
67,232	@	Time Warner Cable, Inc.	2,782,732
171,613		Time Warner, Inc.	5,000,803
46,180		Torchmark Corp.	2,029,611
133,280		United Parcel Service, Inc. - Class B	7,646,274
234,320	@	Viacom - Class B	6,966,334
154,500		Walt Disney Co.	4,982,625

			203,207,152

		Total Common Stock (Cost $618,354,067)	593,245,884

Principal Amount				Value

SHORT-TERM INVESTMENTS: 2.8%
U.S. Government Agency Obligations: 2.1%
$12,355,000	Z	Federal Home Loan Bank, 0.028%, due 01/04/10		$12,354,999

		Total U.S. Government Agency Obligations (Cost $12,354,999)		12,354,999

Securities Lending Collateralcc: 0.7%
3,709,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)		3,709,000
721,212	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)		576,969

		Total Securities Lending Collateral (Cost $4,430,212)		4,285,969

		Total Short-Term Investments (Cost $16,785,211)		16,640,968

		Total Investments in Securities (Cost $635,139,278)*	100.7%	$609,886,852
		Other Assets and Liabilities - Net	(0.7)	(4,019,253)

		Net Assets	100.0%	$605,867,599

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securites lending was invested in these short-term investments.
2	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $636,740,012.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$62,079,522
Gross Unrealized Depreciation	(88,932,682)

Net Unrealized Depreciation	$(26,853,160)

See Accompanying Notes to Financial Statements

178

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Industry	Percentage of Net Assets
Aerospace/Defense	0.7%
Auto Manufacturers	2.8
Auto Parts & Equipment	0.6
Banks	4.3
Biotechnology	2.7
Building Materials	0.7
Chemicals	0.5
Commercial Services	2.0
Computers	4.0
Distribution/Wholesale	0.8
Diversified Financial Services	1.5
Electronics	2.5
Engineering & Construction	0.3
Food	2.0
Food Service	1.0
Forest Products & Paper	0.5
Healthcare - Products	2.5
Healthcare - Services	1.2
Holding Companies - Diversified	0.6
Insurance	5.2

Industry	Percentage of Net Assets
Internet	0.7%
Leisure Time	0.3
Lodging	0.6
Media	9.1
Mining	1.2
Miscellaneous Manufacturing	4.6
Oil & Gas	7.3
Oil & Gas Services	1.1
Pharmaceuticals	10.8
Real Estate	0.5
Retail	3.7
Semiconductors	3.4
Software	6.0
Telecommunications	9.0
Toys/Games/Hobbies	0.2
Transportation	3.0
Short-Term Investments	2.8
Other Assets and Liabilities - Net	(0.7)

Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock
Australia	$—	$3,170,798	$—	$3,170,798
Austria	—	3,385,958	—	3,385,958
Bermuda	15,136,412	—	—	15,136,412
Brazil	4,774,508	—	—	4,774,508
China	1,040,885	—	—	1,040,885
France	—	49,241,662	—	49,241,662
Germany	—	32,043,554	—	32,043,554
Hong Kong	—	6,426,337	—	6,426,337
India	2,898,014	—	—	2,898,014
Ireland	25,510,537	4,369,520	—	29,880,057
Italy	—	16,068,933	—	16,068,933
Japan	—	15,977,644	—	15,977,644
Netherlands	—	21,236,841	—	21,236,841
Norway	—	3,614,076	—	3,614,076
Russia	—	2,883,793	—	2,883,793
Singapore	4,433,150	11,421,698	—	15,854,848
South Korea	—	23,392,071	—	23,392,071
Spain	—	9,594,995	—	9,594,995
Sweden	—	6,213,656	—	6,213,656
Switzerland	3,316,320	36,001,690	—	39,318,010
Taiwan	8,840,123	—	—	8,840,123
Turkey	3,382,916	—	—	3,382,916
United Kingdom	—	75,662,641	—	75,662,641
United States	203,207,152	—	—	203,207,152

Total Common Stock	272,540,017	320,705,867	—	593,245,884

Short-Term Investments	3,709,000	12,354,999	576,969	16,640,968

Total Investments, at value	$276,249,017	$333,060,866	$576,969	$609,886,852

See Accompanying Notes to Financial Statements

179

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$576,969	$—	$576,969

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$576,969	$—	$576,969

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are catagorized as Level 2 investments.

See Accompanying Notes to Financial Statements

180

ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 97.7%
Aerospace/Defense: 1.3%
40,000	@	Herley Industries, Inc.	$555,600

			555,600

Auto Parts & Equipment: 0.6%
20,700	@	Modine Manufacturing Co.	245,088

			245,088

Banks: 9.9%
33,700	L	Associated Banc-Corp.	371,037
238,400		CapitalSource, Inc.	946,448
10,892		Columbia Banking System, Inc.	176,233
29,400		East-West Bancorp., Inc.	464,520
17,400		First Busey Corp.	67,686
49,100		Glacier Bancorp., Inc.	673,652
7,450		Hancock Holding Co.	326,236
4,100		IBERIABANK Corp.	220,621
14,400		UMB Financial Corp.	566,640
34,000		Whitney Holding Corp.	309,740

			4,122,813

Biotechnology: 1.0%
5,700	@	Millipore Corp.	412,395

			412,395

Building Materials: 1.0%
25,300		Quanex Building Products Corp.	429,341

			429,341

Chemicals: 3.0%
58,100		Ferro Corp.	478,744
43,700		Olin Corp.	765,624

			1,244,368

Commercial Services: 10.4%
29,326		Arbitron, Inc.	686,815
111,400	@	Asset Acceptance Capital Corp.	755,292
56,100	@	Convergys Corp.	603,075
45,200	@	CRA International, Inc.	1,204,580
223,000	@	Hooper Holmes, Inc.	234,150
11,286	@	Midas, Inc.	95,367
42,000	@	Monster Worldwide, Inc.	730,800

			4,310,079

Computers: 3.6%
15,400		Imation Corp.	134,288
22,600	@	Lexmark International, Inc.	587,148
268,700	@	Quantum Corp.	787,291

			1,508,727

Diversified Financial Services: 0.9%
12,871	@	AllianceBernstein Holding LP	361,675

			361,675

Electric: 3.4%
18,525		Allete, Inc.	605,397
39,297	@	El Paso Electric Co.	796,943

			1,402,340

Electrical Components & Equipment: 3.0%
64,400		Molex, Inc.	1,231,972

			1,231,972

Shares			Value

Electronics: 8.0%
19,000		Jabil Circuit, Inc.	$330,030
51,900	@	Newport Corp.	476,961
43,500		PerkinElmer, Inc.	895,665
93,056		Technitrol, Inc.	407,585
19,400	@	Waters Corp.	1,202,024

			3,312,265

Engineering & Construction: 0.9%
20,471	@	Tutor Perini Corp.	370,116

			370,116

Entertainment: 0.6%
8,500		International Speedway Corp.	241,825

			241,825

Environmental Control: 3.1%
21,800	@	Clean Harbors, Inc.	1,299,498

			1,299,498

Food: 2.3%
6,300	@	American Italian Pasta Co.	219,177
72,900	@	Winn-Dixie Stores, Inc.	731,916

			951,093

Forest Products & Paper: 0.6%
4,300	@	Clearwater Paper Corp.	236,371

			236,371

Gas: 0.6%
4,600		Nicor, Inc.	193,660
2,200		WGL Holdings, Inc.	73,788

			267,448

Hand/Machine Tools: 1.1%
17,300		Kennametal, Inc.	448,416

			448,416

Healthcare - Products: 0.9%
13,800	@	Zoll Medical Corp.	368,736

			368,736

Healthcare - Services: 2.2%
2,040	@	Assisted Living Concepts, Inc.	53,795
6,300	@	Humana, Inc.	276,507
18,000	@	LHC Group, Inc.	604,980

			935,282

Holding Companies - Diversified: 0.5%
9,700	@	Spectrum Brands, Inc.	218,250

			218,250

Home Furnishings: 0.3%
20,800	@, L	Furniture Brands International, Inc.	113,568

			113,568

Household Products/Wares: 2.1%
2,462	@	ACCO Brands Corp.	17,923
12,791		Blyth, Inc.	431,313
13,200		WD-40 Co.	427,152

			876,388

Insurance: 2.9%
37,045		Brown & Brown, Inc.	665,699
49,512	L	Stewart Information Services Corp.	558,495

			1,224,194

See Accompanying Notes to Financial Statements

181

ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Machinery - Diversified: 2.7%
87,300	@	Intermec, Inc.	$1,122,678

			1,122,678

Mining: 0.8%
189,700	@, L	Great Basin Gold Ltd.	324,387

			324,387

Miscellaneous Manufacturing: 1.9%
16,400		Actuant Corp.	303,892
10,300		Illinois Tool Works, Inc.	494,297

			798,189

Oil & Gas: 1.1%
24,400	@	Crimson Exploration, Inc.	106,872
19,900	@	Stone Energy Corp.	359,195

			466,067

Oil & Gas Services: 3.4%
17,200	@	Cal Dive International, Inc.	130,032
59,100	@	Exterran Holdings, Inc.	1,267,695

			1,397,727

Packaging & Containers: 1.1%
21,100		Sealed Air Corp.	461,246

			461,246

Pharmaceuticals: 0.5%
13,000	@	PharMerica Corp.	206,440

			206,440

Real Estate: 2.1%
21,300	@	Forestar Real Estate Group, Inc.	468,174
33,900	@	Hilltop Holdings, Inc.	394,596

			862,770

Retail: 4.5%
40,000	@, L	Kenneth Cole Productions, Inc.	386,000
65,514	@, L	Liz Claiborne, Inc.	368,844
102,900	@	Office Depot, Inc.	663,705
13,300		Regis Corp.	207,081
15,200	@	Ruby Tuesday, Inc.	109,440
33,600		Wendy’s/Arby’s Group, Inc. - Class A	157,584

			1,892,654

Savings & Loans: 5.4%
22,700		Brookline Bancorp., Inc.	224,957
21,600		Hudson City Bancorp., Inc.	296,568
49,700	L	New York Community Bancorp., Inc.	721,147
31,800		NewAlliance Bancshares, Inc.	381,918
32,900		Washington Federal, Inc.	636,286

			2,260,876

Semiconductors: 4.5%
77,000	@	ATMI, Inc.	1,433,739
22,600		Maxim Integrated Products	458,780

			1,892,519

Software: 3.4%
48,900	@	Electronic Arts, Inc.	867,975
26,600		Fair Isaac Corp.	566,846

			1,434,821

Shares			Value

Telecommunications: 0.3%
32,800	@	Adaptec, Inc.	$109,880

			109,880

Toys/Games/Hobbies: 0.9%
97,640	@	Leapfrog Enterprises, Inc.	381,772

			381,772

Transportation: 0.9%
12,900		Arkansas Best Corp.	379,647

			379,647

		Total Common Stock (Cost $38,677,815)	40,679,521

REAL ESTATE INVESTMENT TRUSTS: 1.0%
Forest Products & Paper: 1.0%
9,900		Rayonier, Inc.	417,384

		Total Real Estate Investment Trusts (Cost $411,485)	417,384

		Total Long-Term Investments (Cost $39,089,300)	41,096,905

SHORT-TERM INVESTMENTS: 7.4%
Affiliated Mutual Fund: 2.2%
910,186	ING Institutional Prime Money Market Fund -Class I	910,186

	Total Mutual Fund (Cost $910,186)	910,186

Principal Amount				Value
Securities Lending Collateralcc: 5.2%
$1,844,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)		$1,844,000
410,481	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)		328,385

		Total Securities Lending Collateral (Cost $2,254,481)		2,172,385

		Total Short-Term Investments (Cost $3,164,667)		3,082,571

		Total Investments in Securities (Cost $42,253,967)*	106.1%	$44,179,476
		Other Assets and Liabilities - Net	(6.1)	(2,539,907)

		Net Assets	100.0%	$41,639,569

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securites lending was invested in these short-term investments.
2	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending
I	Illiquid security.

See Accompanying Notes to Financial Statements

182

ING WELLS FARGO SMALL CAP DISCIPLINED PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
*	Cost for federal income tax purposes is $42,698,296.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,754,202
Gross Unrealized Depreciation	(4,273,022)

Net Unrealized Appreciation	$1,481,180

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table Investments, at value
Common Stock*	$40,679,521	$—	$—	$40,679,521
Real Estate Investment Trusts	417,384	—	—	417,384
Short-Term Investments	2,754,186	—	328,385	3,082,571

Total Investments, at value	$43,851,091	$—	$328,385	$44,179,476

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$328,385	$—	$328,385

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$328,385	$—	$328,385

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

183

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Investors Trust was held July 9, 2009, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

1	To approve the appointment of ING Clarion Real Estate Securities, L.P. (“ING CRES”) as the sub-adviser to the Portfolio and the implementation of the sub-advisory agreement for the Portfolio among ING Investors Trust, Directed Services LLC, the Portfolio’s Investment adviser, and ING CRES.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares voted
ING Clarion Real Estate Portfolio	1	*	40,107,365.900	1,597,509.983	2,927,711.499		44,632,587.382

*	Prosposal Passed

184

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2009 were as follows:

Fund Name	Type	Per Share Amount

ING BlackRock Large Cap Growth Portfolio
Class ADV	NII	$—
Class I	NII	$0.0445
Class S	NII	$0.0238
Class S2	NII	$—

ING BlackRock Large Cap Value Portfolio
Class ADV	NII	$—
Class I	NII	$0.0724
Class S	NII	$0.0368
Class S2	NII	$0.0194

ING Clarion Real Estate Portfolio
Class ADV	NII	$0.5178
Class I	NII	$0.6311
Class S	NII	$0.5705
Class S2	NII	$0.5368
All Classes	LTCG	$0.3485

ING Evergreen Omega Portfolio
Class ADV	NII	$—
Class I	NII	$0.0480
Class S	NII	$0.0444
Class S2	NII	$0.0007

ING Focus 5 Portfolio
Class ADV	NII	$0.0001
Class I	NII	$0.0002
Class S	NII	$0.0001

ING Franklin Income Portfolio
Class ADV	NII	$0.5210
Class I	NII	$0.6002
Class S	NII	$0.5788
Class S2	NII	$0.5583

ING Franklin Mutual Shares Portfolio
Class I	NII	$0.0080
Class S	NII	$0.0081
Class S2	NII	$0.0081

ING JPMorgan Small Cap Core Equity Portfolio
Class ADV	NII	$0.0147
Class I	NII	$0.0707
Class S	NII	$0.0394
Class S2	NII	$0.0212
All Classes	STCG	$0.0492
All Classes	LTCG	$0.1599

ING Limited Maturity Bond Portfolio
Class ADV	NII	$0.4774
Class I	NII	$0.5551

185

TAX INFORMATION (UNAUDITED) (CONTINUED)

Fund Name	Type	Per Share Amount
Class S	NII	$0.5228
Class S2	NII	$0.5164
All Classes	STCG	$0.0906

ING Lord Abbett Affiliated Portfolio
Class ADV	NII	$0.0478
Class I	NII	$0.0715
Class S	NII	$0.0535
Class S2	NII	$0.0431

ING PIMCO High Yield Portfolio
Class ADV	NII	$0.6593
Class I	NII	$0.7100
Class S	NII	$0.6879
Class S2	NII	$0.6884

ING Pioneer Fund Portfolio
Class ADV	NII	$0.0731
Class I	NII	$0.1278
Class S	NII	$0.1061
Class S2	NII	$0.1122

ING Stock Index Portfolio
Class ADV	NII	$0.0481
Class I	NII	$0.0580
Class S	NII	$0.0406
Class S2	NII	$0.0320

ING Templeton Global Growth Portfolio
Class ADV	NII	$0.1442
Class I	NII	$0.2360
Class S	NII	$0.2044
Class S2	NII	$0.1847

ING Wells Fargo Small Cap Disciplined Portfolio
Class ADV	NII	$0.0209
Class I	NII	$0.0730
Class S	NII	$0.0516
Class S2	NII	$0.0366

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2009, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING BlackRock Large Cap Growth Portfolio	100.00%

ING BlackRock Large Cap Value Portfolio	100.00%

ING Clarion Real Estate Portfolio	8.48%

ING Evergreen Omega Portfolio	100.00%

ING Focus 5 Portfolio	94.35%

ING Franklin Income Portfolio	27.62%

186

TAX INFORMATION (UNAUDITED) (CONTINUED)

ING Franklin Mutual Shares Portfolio	29.15%

ING JPMorgan Small Cap Core Equity Portfolio	100.00%

ING Lord Abbett Affiliated Portfolio	100.00%

ING Pioneer Fund Portfolio	100.00%

ING Stock Index Portfolio	100.00%

ING Templeton Global Growth Portfolio	25.53%

ING Wells Fargo Small Cap Disciplined Portfolio	100.00%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolio below designates the following amounts as foreign taxes paid for the year ended December 31, 2009. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Templeton Global Growth Portfolio	$905,027	$0.0158	72.13%
*	None of the Portfolio’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

187

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the trust, and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	November 2007 -Present	President, National Charity League/Canaan Parish Board (June 2008 - Present) and Consultant (January 2005 - Present).	136	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2005 - Present	President, Bechtler Arts Foundation (March 2008 - Present); Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - November 2005).	136	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC (January 2000 - Present).	136	Wisconsin Energy Corporation (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	November 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	136	First Marblehead Corporation (October 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age :64	Trustee	January 1997 - Present	Retired. Formerly, President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	136	Bankers Trust Company, N.A., Des Moines (June 1992- Present) and Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	136	Assured Guaranty Ltd. (April 2004 - Present) and Odyssey Re Holdings Corp (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	136	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Chairman/ Trustee	January 1994 - Present	President, Springwell Corporation (March 1989 - Present).	136	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

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Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Trustee who is an “Interested Person”:

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	November 2007 - Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007).	136	ING Canada Inc. (December 2004 - Present) and ING Bank, fsb (June 2001 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006).	178	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(7), ING Funds Services, LLC(8), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)

Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table (except for Mr. Mathews), ”Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)

Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006)

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	March 2003 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President and Chief Investment Risk Officer	March 2003 - Present September 2009- Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	November 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	February 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present).

William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 - Present	Vice President, Head of Manager, Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); and Tax Senior , ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 12, 2009, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services LLC and ING Investments, LLC (each and “Adviser” and together, the “Adviser”) and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 13 and November 10, 2009 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 12, 2009 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2010. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees (“IRCs”). Among other matters, the Contracts Committee provides oversight

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with respect to the contracts renewal process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007, 2008 and 2009 the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups of investment companies (“SPGs”) to be used by the Portfolios for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s investment review committee review benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2010. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2010, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 12, 2009 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its SPG, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and SPG were selected and how profitability was determined; (4) responses from the Adviser and relevant Sub-Adviser or Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Advisers; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolios’) advisory contracts and sub-advisory contracts, including a written analysis for each Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

For each Portfolio, with the exception of ING Stock Index Portfolio, Class S shares were used for purposes of certain comparisons between the Portfolios and their SPGs. Class S shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its SPG. Institutional Class shares were used for ING Stock Index Portfolio because this class has

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the longest performance history, and at one time was the only class available for purposes of comparison. The mutual funds included in the Portfolios’ SPGs were selected based upon criteria designed to mirror the Portfolio share class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on the Sub-Advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the IRCs to assist the Board and the IRCs with their assessment of the investment performance of the funds in the ING Funds Complex (including the Portfolios) on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Advisers.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Advisers were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the

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year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median and/or Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2009. In addition, the Board also considered at its November 12, 2009 meeting certain additional data regarding performance and Portfolio asset levels as of September 30, 2009. The Board’s findings specific to each Portfolio’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by an Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee rate because a Portfolio achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. For a Portfolio that did not have advisory fee breakpoints, but did benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that many of the Portfolios have experienced material declines in assets due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and the Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fee rates. Further, the Board considered that the decline in asset levels of many Portfolios caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser and Sub-Advisers.

The Board recognized that analysis of the Adviser’s and affiliated Sub-Adviser’s profitability is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

At the request of the Board, the Adviser has from time to time agreed to implement remedial actions for certain Portfolios. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Advisers or portfolio managers; and strategy modifications.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and affiliated Sub-Adviser primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 12, 2009 meeting in relation to renewing each Portfolio’s current Advisory and Sub-Advisory Contracts for the year ending November 30, 2010. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING BlackRock Large Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING BlackRock Large Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the five-year period, and the fourth quintile for the most recent calendar quarter, year-to-date, and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that stock selection had on the Portfolio’s longer-term performance; and (2) Management’s representations regarding its confidence in the style employed by the Sub-Adviser.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING BlackRock Large Cap Growth Portfolio, the Board took into account the factors described above and also considered: (1) the

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fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount has not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that the Adviser is operating the Portfolio at a loss.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account Management’s analysis of the Portfolio’s underperformance and that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s investment performance, the Board will permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING BlackRock Large Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING BlackRock Large Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the one-year, three-year, and five-year periods, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the negative effect that sector allocation had on the Portfolio’s performance; and (2) that Management will continue to monitor, and the Board or its IRC will periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING BlackRock Large Cap Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is equal to the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account Management’s analysis of the Portfolio’s underperformance and that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s investment performance, the Board will permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Clarion Real Estate Portfolio (formerly known as ING Van Kampen Real Estate)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Clarion Real Estate Portfolio (formerly ING Van Kampen Real Estate Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category

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median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year and ten-year periods, and the second quintile for the most recent calendar quarter, year-to-date, one-year, and three-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Clarion Real Estate Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Evergreen Omega Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Evergreen Omega Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year, and five-year periods, the second quintile for the year-to-date period, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Evergreen Omega Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Evergreen Omega Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Focus 5 Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Focus 5 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar

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quarter, and the fifth (lowest) quintile for the year-to-date and one-year periods.

In analyzing this performance data, the Board took into account: (1) the Portfolio commenced operations in August 2007 and therefore had a limited operating history for the purpose of analyzing Portfolio performance; (2) the Portfolio’s portfolio management team was changed in January 2009; (3) Management’s analysis of the effect that the Portfolio’s rules-based strategy had on performance; and (4) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Focus 5 Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio commenced operations in August 2007 and its portfolio management team was changed in January 2009, and it is reasonable to permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Board Consideration and Approval of New Sub-Advisory Contract for ING Focus 5 Portfolio

ING Focus 5 Portfolio had been sub-advised by ING Investment Management Co. (“ING IM”) since its inception in August 2007. At a meeting of the Board held on January 7, 2010, the Board, including a majority of the Independent Trustees, determined to: (1) terminate DFA as sub-adviser to the Portfolio following a notice period; (2) appoint Dimensional Fund Advisors L.P. (“DFA”) as sub-adviser to the Portfolio; and (3) approve a Sub-Advisory Contract with DFA under which it would serve as Sub-Adviser to the Portfolio. The Sub-Advisory Contract is expected become effective on or about April 30, 2010.

In determining whether to approve the Sub-Advisory Contract with DFA, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Contract should be approved for the Portfolio. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Contract with DFA included the following: (1) DFA’s presentation before a Joint Investment Review Committee at its January 6, 2010 meeting; (2) memoranda and related materials provided to the Board in advance of its January 7, 2010 meeting discussing: (a) Management’s rationale for recommending that DFA serve as Sub-Adviser to the Portfolio, (b) the performance of DFA in managing the DFA Global Equity Portfolio (the “DFA Fund”), a retail-oriented risked-based asset allocation fund of funds investing solely in underlying DFA funds that is managed in an investment style that is similar to its proposed management of the Portfolio (with such performance being compared against relevant benchmark indices and Morningstar Category averages), and (c) DFA’s considerable firm-wide resources, unique investment philosophy, and the firm’s overall investment process; (3) Portfolio Analysis and Comparison Tables for the Portfolio that provide information about the performance of the DFA Fund and the performance of the Portfolio’s proposed Selected Peer Group; (4) DFA’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the forms of the Sub-Advisory Contract with DFA; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage DFA as Sub-Adviser to the Portfolio, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view with respect to the reputation of DFA as a manager to similar Portfolios; (2) DFA’s strength and reputation in the industry; (3) the nature and quality of

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the services to be provided by DFA under the proposed Sub-Advisory Contract; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of DFA and its fit among the stable of managers in the ING Portfolios line-up; (5) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by DFA and the projected profitability of DFA as the Portfolio’s Sub-Adviser; (6) the costs for the services to be provided by DFA, including that the management fee would be reduced upon the appointment of DFA; (7) the sub-advisory fee payable by the Adviser to DFA; (8) DFA’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of DFA in light of the Portfolio’s proposed investment objective and investor base; and (10) DFA’s Code of Ethics, which had approved by the Board at its January 7, 2010 meeting, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) DFA should be appointed to serve as Sub-Adviser to the Portfolio under the Sub-Advisory Contract with DFA; (2) the sub-advisory fee rate payable by the Adviser to DFA is reasonable in the context of all factors considered by the Board; and (3) DFA maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from the Portfolio’s CCO that DFA’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Contract for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING Franklin Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Franklin Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but underperformed for the one-year and three-year periods; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, and the fifth (lowest) quintile for the one-year and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the effect that volatility and the Portfolio’s high-yield strategy had on the Portfolio’s performance; (2) improvements in more recent performance; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Franklin Income Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that the Adviser is operating the Portfolio at a loss.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account Management’s analysis of the Portfolio’s underperformance and that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s investment performance, the Board will permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ING Franklin Mutual Shares Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Franklin Mutual Shares Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Franklin Mutual Shares Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Small Cap Core Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Small Cap Core Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the three-year and five-year periods, the third quintile for the year-to-date period, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING JPMorgan Small Cap Core Equity Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Limited Maturity Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Limited Maturity Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and

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one-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the ten-year period, and in the third quintile for the most recent calendar quarter, year-to-date, one-year, three-year and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Limited Maturity Bond Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Lord Abbett Affiliated Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Lord Abbett Affiliated Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date and five-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, the third quintile for the one-year and three-year periods, and the fourth quintile for the year-to-date and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Lord Abbett Affiliated Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and equal to the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING PIMCO High Yield Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO High Yield Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked

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in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the most recent calendar quarter, one-year, and three-year periods, and the third quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING PIMCO High Yield Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Pioneer Equity Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer Equity Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) the Portfolio commenced operations in

May 2007, and therefore had a limited operating history for the purpose of analyzing Portfolio performance; (2) Management’s analysis with respect to the effect that sector allocation and the Sub-Adviser’s investment approach had on the Portfolio’s performance; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Pioneer Equity Income Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that the Adviser is operating the Portfolio at a loss.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio commenced operations in May 2007 and Management’s analysis of the Portfolio’s underperformance, it is reasonable to permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Pioneer Fund Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer

203

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fund Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for the one-year and three-year periods, but underperformed for the most recent calendar quarter and year-to-date periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the one-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account Management’s analysis regarding the effect that sector weightings had on the Portfolio’s more recent performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Pioneer Fund Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account Management’s analysis of the Portfolio’s recent underperformance, the Board will permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Stock Index Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Stock Index Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which the Portfolio’s investment performance was equal to median return; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, one-year, three-year, and five-year periods, and the fourth quintile for the year-to-date period.

In analyzing this performance data, the Board took into account that in January 2009 the Portfolio’s portfolio management team was modified to address the Board’s concerns regarding performance and it is reasonable to permit the Portfolio to establish a longer performance record for purposes of evaluating performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Stock Index Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

In analyzing this performance data, the Board took into account a fee reduction that was implemented for ADV Class shares of the Portfolio and an increase in Rule 12b-1 fees that will remain in effect until May 1, 2010.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio’s portfolio management team was modified in January 2009 in order to address the Board’s concerns regarding investment performance, it is reasonable to permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the

204

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Templeton Global Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Templeton Global Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the one-year and ten-year periods, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for the year-to-date, one-year, and ten-year periods, but underperformed for the most recent calendar quarter, three-year, and five-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and ten-year periods, the third quintile for the most recent calendar quarter and year-to-date periods, and the fourth quintile for the three-year and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that stock selection had on the Portfolio’s performance for more recent periods; (2) the Portfolio’s lead portfolio manager was changed in 2007, after which the Portfolio’s investment performance improved; and (3) Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Templeton Global Growth Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and above the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio’s lead portfolio manager was changed in 2007, Management’s analysis of the Portfolio’s underperformance and that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s investment performance, the Board will permit the Portfolio to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Wells Fargo Small Cap Disciplined Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Wells Fargo Small Cap Disciplined Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the year-to-date and three-year periods and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Wells Fargo Small Cap Disciplined Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee

205

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

(inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

In analyzing this fee data, the Board took into account that the Adviser is operating the Portfolio at a loss.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

206

Investment Adviser

Directed Services LLC

1475 Dunwoody Drive

West Chester Pennsylvania 19380

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFIIT2AISS2	(1209-022510)

Annual Report

December 31, 2009

Adviser (“ADV”), Institutional (“I”) and Service (“S”) Classes

ING Investors Trust

■	ING Franklin Templeton Founding Strategy Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

It would be hard to find fault with the returns of securities markets over the past year, but we have been through a tumultuous period, and recent events raise new questions. By most measures (with the confounding exception of employment) the global recession is abating and economies are growing again, especially in the developing countries of Asia. Every silver lining has a cloud, though, and the improved but fragile outlook carries within it the same risks that got us into this crisis: disengaged monetary policies, unpredictable asset bubbles, enfeebled regulation and wilting political will.

Against the backdrop of the Davos World Economic Forum and President Obama’s first State of the Union address, Ben Bernanke, Chairman of the Federal Reserve, was confirmed by the Senate for a second four-year term, adding some element of certainty to the concerns of investors about the future. He and other policymakers still face economic problems, such as our growing long-term budget deficit, which will influence markets going forward.

How can this information help you with your investment plans? The outlook for corporate profits and market valuations is driven, at least in part, by reactions of government officials to economic and political events. The federal budget deficit casts overtones of uncertainty around expectations for inflation, for example, which could affect the value of all assets in U.S. markets. As a result, it could make sense to broaden one’s investment horizons to include additional exposure to non-U.S. investments.

The strong returns of the stock markets last year should not obscure the fact that keeping a well-diversified asset mix is likely to serve your financial needs. Before you make any changes to your portfolio, discuss them thoroughly with your investment advisor to ensure they appropriately reflect your situation.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 28, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2009

In our semi-annual report we described how markets in risky assets, depressed by the financial crisis and recession, had abruptly recovered after early March to register gains through June 30, 2009. This was maintained in the second half of the fiscal year and global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), added 20.00%, for a return of 25.70% for the fiscal year ended December 31, 2009. (The MSCI World IndexSM returned 29.99% for the fiscal year ended December 31, 2009, measured in U.S. dollars). From the March 9, 2009 low point, the return was 60.90%. In currencies, the U.S. dollar was mixed for the year, losing 1.60% to the euro and 9.10% to the pound, but gaining 2.10% on the yen.

The rally had been credited to “green shoots”, a metaphor for signs, perhaps frail and erratic, that the worst of the financial crisis and resulting recession was over. Governments intervened massively to recapitalize companies considered systemically important, or at least to make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Some financial giants in the U.S. and U.K., once thought impregnable, now sit meekly under government control. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions). Corporations have instead issued bonds, which have been eagerly taken up by yield hungry investors.

“Cash-for-Clunkers” programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered an $8,000 tax credit to first-time home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part time. The UK reduced Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, the deficit equaled $1.42 trillion for the fiscal year ending September 30, 2009. To keep interest rates down, the Federal Reserve Board and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China’s rate of gross domestic product (“GDP”) growth is approaching 10% again and by the end of the year some key areas of the domestic economy were clearly looking better.

House prices are rising again. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities was reported in December to have risen for five consecutive months, although it was still down 7.30% from a year earlier. Sales of existing homes in November rose to the highest levels since February 2007.

On the employment front, just 11,000 jobs were lost in November and by year end the number of new unemployment claims was the lowest since July 2008. Yet the unemployment rate rose to 10.00%, having peaked at 10.20% even as thousands of workers left the labor force. Wage growth continued to decelerate and the average working week still hovered near lowest recorded levels. Broad, sustainable recovery will require a much more vigorous improvement in the labor market.

The economy, after four consecutive quarterly declines, has at least started to expand again. In the third quarter of 2009, GDP in the U.S. rose by 2.20% at an annual rate.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index (3) of investment grade bonds returned 5.93% for the fiscal year ended December 31, 2009. But improving risk appetite, combined with concern over the large volumes of issuance and fears of longer term inflation, meant that the Barclays Capital U.S. Treasury Index(4) component returned (3.57)% while the Barclays Capital Corporate Investment Grade Bond Index(5) returned 18.68%. High yield bonds, represented by the Barclays Capital High Yield Bond – 2% Issuer Constrained Composite Index(6), did even better, gaining a remarkable 58.76%. The annual yield on the 90-day U.S. Treasury Bills started the year at 12 basis points and ended it at just 5 basis points.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(7) including dividends, returned 26.46% for the fiscal year ended December 31, 2009, led by the technology and materials sectors, with telecoms and utilities lagging, albeit with positive returns. It was far from a smooth ride, and sentiment would periodically become fixated on the rather shaky foundation of the rally. Profits for S&P 500® companies suffered their ninth straight quarter of annual decline in the third quarter. But this

2

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2009

must surely change in the fourth quarter since in the corresponding period in 2008, S&P 500® earnings were actually negative.

In international markets, the MSCI Japan® Index(8) rose 9.10% for the fiscal year, all of it in the first half. By the second quarter, GDP was rising again but it was due to net exports and government stimulus. Domestic demand was still in the doldrums, with wages down for 18 straight months and deflation again the norm. The MSCI Europe ex UK® Index(9) surged 27.70%. As in the U.S., the region’s economy returned to growth in the third quarter of 2009. Prices stopped falling in November and by year end purchasing managers’ indices were in expansion mode. Against this, unemployment was still on the rise to 9.80%. The MSCI UK® Index(10) jumped 27.60%, despite the disappointment that, alone among the world’s largest economies, a rebound in GDP had not been reported by year end. Still, by November house prices were rising on an annual basis for the first time since early 2008, unemployment stabilized and, as in Continental Europe, purchasing managers’ indices pointed firmly to expansion.

(1)	The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)

The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)	The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)

The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)

The Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity..

(7)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)	The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)	The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)	The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Franklin Templeton Founding Strategy Portfolio (the “Portfolio”) seeks capital appreciation. Income is a secondary consideration. The Portfolio seeks to achieve its investment objective by investing in a combination of ING mutual funds sub-advised by Franklin Advisers, Inc., Franklin Mutual Advisers, LLC or its affiliate Templeton Global Advisors Limited (“Underlying Funds”) on a fixed percentage basis. The Portfolio is managed by Directed Services LLC (the “Investment Adviser”).

Portfolio Specifics: The Investment Adviser uses the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”)(1) and the Morgan Stanley Capital International (“MSCI”) World IndexSM(2) as benchmarks to which it compares the performance of the Portfolio. For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 30.30% compared to the S&P 500® Index and the MSCI World IndexSM, which returned 26.46% and 29.99%, respectively, for the same period.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.
(2)	The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East.

The following tables illustrate the asset allocation of the Portfolio among the Underlying Funds, as well as the underlying fund allocation targets as of December 31, 2009.

Asset Allocation

as of December 31, 2009

(as a percent of net assets)

Affiliated Underlying Funds
ING Franklin Income Portfolio — Class I	33.4%
ING Franklin Mutual Shares Portfolio — Class I	33.4%
ING Templeton Global Growth Portfolio — Class I	33.2%
Other assets and liabilities — Net	(0.0)%*

100.0%

*	Amount is more than (0.05)%

Portfolio holdings are subject to change.

Target Allocations as of December 31, 2009 (as a percentage of net assets)
ING Franklin Income Portfolio — Class I	33 1/3%
ING Franklin Mutual Shares Portfolio — Class I	33 1/3%
ING Templeton Global Growth Portfolio — Class I	33 1/3%

100.0%

4

PORTFOLIO MANAGERS’ REPORT	ING FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Class ADV, I and S April 30, 2007
Class ADV	29.82%	(7.85)%
Class I	30.63%	(7.19)%
Class S	30.30%	(7.46)%
S&P 500® Index(1)	26.46%	(8.04	)%(3)
MSCI World IndexSM(2)	29.99%	(8.67	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Franklin Templeton Founding Strategy Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.
(2)	The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East.
(3)	Since inception performance of the indices is shown from May 1, 2007.

5

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees: and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009. The Portfolio’s expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2009**	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2009**
ING Franklin Templeton Founding Strategy Portfolio
Class ADV	$1,000.00	$1,206.50	0.69%	$3.84	$1,000.00	$1,021.73	0.69%	$3.52
Class I	1,000.00	1,211.50	0.09	0.50	1,000.00	1,024.75	0.09	0.46
Class S	1,000.00	1,209.80	0.34	1.89	1,000.00	1,023.49	0.34	1.73

*	Expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to the Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Investors Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Franklin Templeton Founding Strategy Portfolio, a series of ING Investors Trust, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolio as of December 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2010

7

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

ASSETS:
Investments in underlying funds*	$868,915,598
Investment in underlying funds sold receivable	2,003,497
Capital shares receivable	16
Prepaid expenses	9,481

Total assets	870,928,592

LIABILITIES:
Payable for fund shares redeemed	2,003,513
Payable to affiliates	219,364
Payable for trustee fees	2,233
Other accrued expenses and liabilities	113,535

Total liabilities	2,338,645

NET ASSETS	$868,589,947

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,023,176,081
Undistributed net investment income	21,610,269
Accumulated net realized loss on investments	(87,003,445)
Net unrealized depreciation on investments	(89,192,958)

NET ASSETS	$868,589,947

* Cost of investments in underlying funds	$958,108,556

Class ADV:
Net assets	$774
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	100
Net asset value and redemption price per share	$7.74
Class I:
Net assets	$4,334,860
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	555,612
Net asset value and redemption price per share	$7.80
Class S:
Net assets	$864,254,313
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	111,357,534
Net asset value and redemption price per share	$7.76

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME:
Dividends from underlying funds	$24,190,666

Total investment income	24,190,666

EXPENSES:
Distribution and service fees:
Class ADV	6
Class S	1,878,041
Transfer agent fees	1,406
Administrative service fees	376,099
Shareholder reporting expense	88,367
Professional fees	96,205
Custody and accounting expense	58,508
Trustee fees	20,102
Miscellaneous expense	40,148

Total expenses	2,558,882
Net waived and reimbursed fees	(1)

Net expenses	2,558,881

Net investment income	21,631,785

REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING FUNDS:
Net realized loss on sale of underlying funds	(61,237,375)
Net change in unrealized appreciation or depreciation on underlying funds	244,923,963

Net realized and unrealized gain on underlying funds	183,686,588

Increase in net assets resulting from operations	$205,318,373

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$21,631,785	$20,053,358
Net realized loss on underlying funds	(61,237,375)	(12,292,632)
Net change in unrealized appreciation or depreciation on underlying funds	244,923,963	(322,771,826)

Increase (decrease) in net assets resulting from operations	205,318,373	(315,011,100)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(15)	—
Class I	(29,495)	(560)
Class S	(22,315,860)	(811,300)
Net realized gains:
Class ADV	(10)	—
Class I	(13,082)	(72)
Class S	(10,673,759)	(149,205)

Total distributions	(33,032,221)	(961,137)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	31,642,637	502,245,834
Reinvestment of distributions	33,032,221	961,137

	64,674,858	503,206,971
Cost of shares redeemed	(63,267,488)	(19,143,798)

Net increase in net assets resulting from capital share transactions	1,407,370	484,063,173

Net increase in net assets	173,693,522	168,090,936

NET ASSETS:
Beginning of year	694,896,425	526,805,489

End of year	$868,589,947	$694,896,425

Undistributed net investment income at end of year	$21,610,269	$22,330,492

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions		Net asset value, end of year or period	Total return(1)	Expenses before reductions(2)(4)	Expenses net of fee waivers, if any(2)(3)(4)	Expenses net of all reductions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)		($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Franklin Templeton Founding Strategy Portfolio
Class ADV
12-31-09	6.19	0.17	•	1.63	1.80	0.15	0.10		—	0.25		7.74	29.82	0.84	0.69	0.69	2.61	1	14
12-31-08	9.68	0.16		(3.65)	(3.49)	—	0.00	*	—	0.00	*	6.19	(36.04)	0.84	0.69	0.69	2.01	1	12
04-30-07(5) - 12-31-07	10.00	0.03		(0.35)	(0.32)	—	—		—	—		9.68	(3.20)	0.84	0.69	0.69	0.51	1	4
Class I
12-31-09	6.26	0.20	•	1.66	1.86	0.22	0.10		—	0.32		7.80	30.63	0.09	0.09	0.09	3.02	4,335	14
12-31-08	9.73	0.49	•	(3.95)	(3.46)	0.01	0.00	*	—	0.01		6.26	(35.55)	0.09	0.09	0.09	6.49	644	12
04-30-07(5) - 12-31-07	10.00	0.07		(0.34)	(0.27)	—	—		—	—		9.73	(2.70)	0.09	0.09	0.09	1.11	1	4
Class S
12-31-09	6.23	0.19	•	1.64	1.83	0.20	0.10		—	0.30		7.76	30.30	0.34	0.34	0.34	2.88	864,254	14
12-31-08	9.70	0.23	•	(3.69)	(3.46)	0.01	0.00	*	—	0.01		6.23	(35.69)	0.34	0.34	0.34	2.86	694,251	12
04-30-07(5) - 12-31-07	10.00	0.00	*	(0.30)	(0.30)	—	—		—	—		9.70	(3.00)	0.34	0.34	0.34	0.17	526,804	4

(1)

Total return is calculated assuming reinvestment of dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)

Expense ratios reflect operating expenses of the Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by the Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009

NOTE 1 — ORGANIZATION

Organization. ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of forty-nine active separate investment series. The Portfolio included in this report is ING Franklin Templeton Founding Strategy Portfolio, (the “Portfolio”). The Portfolio is a diversified series of the Trust.

The Portfolio offers the three following classes of shares: Class ADV, Class I and Class S. The separate classes of shares differ principally in distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Common expenses of the Portfolio (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to the Portfolio in proportion to its average net assets. Expenses directly attributable to a particular portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Shares of the Portfolio are currently being offered to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.

The Trust is intended to serve as an investment option for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Trust (serving as investment mediums for Variable Contracts). The Trust currently functions as an investment option for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), ReliaStar Life Insurance Company, an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect, wholly-owned subsidiary of ING USA. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

The Portfolio seeks to achieve its investment objective by investing in other ING mutual funds (“Underlying Funds”) sub-advised by Franklin Advisers, Inc., Franklin Mutual Advisers, LLC or its affiliate Templeton Global Advisors Limited that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds).

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch State and its EUR 7.5 billion rights issue.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

12

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

A.	Security Valuation. The valuation of the Portfolio’s investments in its Underlying Funds is based on the net asset value of the Underlying Funds each business day.

Fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended December 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued additional guidance related to fair value measurements entitled, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Portfolio and the results of its operations due to the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

The Portfolio classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

B.	Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.	Distributions to Shareholders. The Portfolio records distributions to its shareholders on the ex-dividend date. The Portfolio distributes dividends and capital gains, if any, annually. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolio’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and

13

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, management believes the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolio entered into an investment management agreement (“Investment Management Agreement”) with Directed Services LLC (the “Investment Adviser” or “DSL”), an indirect, wholly-owned subsidiary of ING Groep. The Trust does not pay DSL an advisory fee.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the Portfolio’s operations and is responsible for the supervision of other service providers. The Administrator receives compensation in the amount equal to 0.05% of the Portfolio’s average daily net assets.

NOTE 4 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2009, the cost of purchases and the proceeds from the sales of the Underlying Funds were $101,509,922 and $111,406,707, respectively.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Service Plan (the “Agreement”) for the Class S of the Portfolio. The Agreement compensates ING Funds Distributor, LLC (the “Distributor” or “IFD”) for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S. Under the Agreement, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S.

Class ADV has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay a service fee of 0.25% and a distribution fee of 0.50% of the Portfolio’s average daily net assets attributable to Class ADV shares. IFD has contractually agreed to waive a portion of this fee equal to 0.15% of the Portfolio’s average daily net assets attributable to the distribution fee paid by Class ADV shares, so that the actual fee paid by Class ADV shares is an annual rate of 0.35%. The expense waiver will continue through at least May 1, 2010.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2009, the Portfolio had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
$36,613	$182,751	$219,364

At December 31, 2009, the following indirect, wholly-owned subsidiary of ING Groep owned more than 5% of the Portfolio:

ING USA Annuity and Life Insurance Company — 97.90%.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Portfolio.

The Trust has adopted a Retirement Policy (“Policy”) covering independent trustees of the Portfolio who were trustees on or before May 9, 2007, and who will have served as an independent trustee for at least five years as of the date of their retirement (as that term is defined in the Policy). Benefits under the Policy are based on an annual rate as defined in the Policy.

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by Directed Services LLC until distribution in accordance with the Plan.

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Class ADV(1)	Class I(1)	Class S(1)
0.74%	0.14%	0.39%

(1)

The operating expense limits apply only at the Portfolio level and do not include fees payable by the underlying investment companies in which the Portfolio invests. The total expense limits including the underlying investment companies are 1.50%, 0.90% and 1.15% for Class ADV, Class I and Class S Shares, respectively.

The Investment Adviser may at a later date recoup from the Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, that Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Portfolio. Outstanding reimbursement balances due to the Portfolio, if any, under its respective expense limitation agreements are reflected in Reimbursement Due from Investment Adviser on the accompanying Statement of Assets and Liabilities.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSL provides written termination of the expense limitation agreement within 90 days of the end of the then current term.

As of December 31, 2009, the Portfolio did not waive or have any reimbursed fees that are subject to possible recoupment by the Investment Adviser.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class ADV
12-31-09	—	—	—	—	—	—	—	—
12-31-08	—	—	—	—	—	—	—	—
Class I
12-31-09	519,748	6,530	(73,602)	452,676	3,897,564	42,577	(475,047)	3,465,094
12-31-08	139,578	77	(36,819)	102,836	1,013,855	632	(257,848)	756,639
Class S
12-31-09	4,339,422	5,075,326	(9,514,500)	(99,752)	27,745,073	32,989,644	(62,792,441)	(2,057,724)
12-31-08	59,480,603	117,278	(2,456,580)	57,141,301	501,231,979	960,505	(18,885,950)	483,306,534

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2009:

Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$(6,638)	$6,638

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended December 31, 2009		Year Ended December 31, 2008
Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
$22,352,008	$10,680,213	$821,190	$139,947

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 9 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2009 were:

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Capital Loss Carryforwards	Expiration Dates
$21,610,269	$(155,402,846)	$(2,532,789)	$(18,260,768)	2017

The Portfolio’s major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of December 31, 2009, no provision for income tax is required in the Portfolio’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS

The Portfolio is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Investment by Funds-of-Funds. Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying

Funds and the Portfolio as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

Emerging Markets Investments. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 11 — SUBSEQUENT EVENTS

The Portfolio has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) through February 25, 2010, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

16

ING FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

INVESTMENT COMPANIES: 100.0%
30,818,526	ING Franklin Income Portfolio - Class I		$290,310,512
40,003,470	ING Franklin Mutual Shares Portfolio - Class I		290,025,159
27,198,862	ING Templeton Global Growth Portfolio - Class I		288,579,927

	Total Investments in Investment Companies (Cost $958,108,556)*	100.0%	$868,915,598
	Other Assets and Liabilities - Net	(0.0)	(325,651)

	Net Assets	100.0%	$868,589,947

*	Cost for federal income tax purposes is $1,024,318,444.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(155,402,846)

Net Unrealized Depreciation	$(155,402,846)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Investment Companies	$868,915,598	$—	$—	$868,915,598

Total Investments, at value	$868,915,598	$—	$—	$868,915,598

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

17

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2009 were as follows:

Fund Name	Type	Per Share Amount

ING Franklin Templeton Founding Strategy Portfolio
Class ADV	NII	$0.1508
Class I	NII	$0.2187
Class S	NII	$0.2028
All Classes	LTCG	$0.0970

NII - Net investment income

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2009, 27.59% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolio. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

18

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the trust, and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	November 2007 -Present	President, National Charity League/Canaan Parish Board (June 2008 - Present) and Consultant (January 2005 - Present).	136	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2005 - Present	President, Bechtler Arts Foundation (March 2008 - Present); formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - November 2005).	136	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC (January 2000 - Present).	136	Wisconsin Energy Corporation (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	November 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	136	First Marblehead Corporation (October 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age :64	Trustee	January 1997 - Present	Retired. Formerly, President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	136	Bankers Trust Company, N.A., Des Moines (June 1992- Present) and Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	136	Assured Guaranty Ltd. (April 2004 - Present) and Odyssey Re Holdings Corp (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	136	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Chairman/ Trustee	January 1994 - Present	President, Springwell Corporation (March 1989 - Present).	136	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

19

TRUSTEE AND OFFICER INFORMATION (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Trustee who is an “Interested Person”:

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	November 2007 - Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007).	136	ING Canada Inc. (December 2004 - Present) and ING Bank, fsb (June 2001 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006).	178	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(7), ING Funds Services, LLC(8), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)

Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table (except for Mr. Mathews), ”Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)

Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Trust as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Investment Adviser, Directed Services LLC.

(6)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

20

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006)

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	March 2003 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President and Chief Investment Risk Officer	March 2003 - Present September 2009- Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	November 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	February 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present).

William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 - Present	Vice President, Head of Manager, Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

21

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); and Tax Senior , ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

22

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the ING Franklin Templeton Founding Strategy Portfolio’s (the “Portfolio”) existing investment advisory contract will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory contract, and who are not “interested persons” of the Portfolio, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve the contract. Thus, at a meeting held on November 12, 2009, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the “Advisory Contract”) between Directed Services LLC (the “Adviser”), and the Trust, on behalf of the Portfolio.

The Independent Trustees also held separate meetings on October 13 and November 10, 2009 to consider the renewal of the Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 12, 2009 meeting, the Board voted to renew the Advisory Contract for the Portfolio. In reaching this decision, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts for all the ING Funds were considered at the same Board meeting, the Trustees considered the Portfolio’s advisory relationship separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contract for the one-year period ending November 30, 2010. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolio’s advisory arrangement.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolio’s existing Advisory Contract. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolio (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and the Portfolio is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

23

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory arrangements (including the Portfolio’s Advisory Contract). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007, 2008 and 2009, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups of investment companies (“SPGs”) to be used by the Portfolio for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees, including the I/B/F IRC, reviews benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewal of the Portfolio’s Advisory Contract that would be effective through November 30, 2009. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract for the Portfolio for the year ending November 30, 2010, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolio by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 12, 2009 Board meeting included, among other information, the following items for the Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its SPG, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Portfolio’s benchmark and SPG were selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (5) a copy of the form of Advisory Contract; (6) a copy of the Form ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contract, including a written analysis for the Portfolio of how performance, fees and expenses compare to its SPG and designated benchmark; (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

The Portfolio invests in a combination of ING mutual funds (“Underlying Funds”) that are sub-advised by Franklin Advisors, Inc., Franklin Mutual Advisers, LLC or Templeton Global Advisors Limited (collectively, the “Franklin Templeton Advisers”) that, in turn, invest directly in a wide range of portfolio securities (such as stocks and bonds). The Board and or K&L Gates received the following items with respect to the Franklin Templeton Advisers: (1) responses from the Franklin Templeton Advisers to a series of questions posed by K&L Gates on behalf of the Trustees; (2) copies of the Form ADV for each Franklin Templeton Adviser; (3) financial statements for each Franklin Templeton Adviser; and (4) other information relevant to the Board’s evaluations.

24

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Institutional Class (Class I) shares of the Portfolio were used for purposes of certain comparisons between the Portfolio and its SPG. Class I shares generally were selected so that the Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its SPG. It should be noted that the performance of the Portfolio primarily reflects the performance of the Underlying Funds in which it invests. Mutual funds chosen for inclusion in a Portfolio’s SPG were selected based upon criteria designed to mirror the Portfolio’s class being compared to the funds in the SPG.

The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the funds in the ING Funds complex (including the Portfolio) on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

In considering the Portfolio’s Advisory Contract, the Board also considered the extent of benefits provided to the Portfolio’s shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of the Portfolio and other funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board took into account the respective resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolio (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolio and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolio’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing the advisory relationship, the Board placed emphasis on the net investment returns of the Portfolio. While the Board considered the performance reports, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for the Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2009. In addition, the Board also considered at its November 12, 2009 meeting certain additional data regarding performance and Portfolio asset level as of October 31, 2008.

The Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to

25

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

In considering whether to approve the renewal of the Advisory Contract for ING Franklin Templeton Founding Strategy Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods, and the second quintile for the most recent calendar quarter.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as the Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted the Portfolio would benefit from waivers to fees payable at the Portfolio level, and considered the extent to which economies of scale could effectively be realized through expense reductions resulting from such waivers or breakpoint discounts.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

Information Regarding Services to Other Clients

The Board requested and, if received, considered, information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional accounts. The Board also noted that the fee rates charged to the Portfolio and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolio, as compared to non-registered investment company clients; market differences in fee rates that existed when the Portfolio first was organized; differences in the original sponsors of the Portfolio that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate payable by the Portfolio to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolio.

The Board considered: (1) the fee structure of the Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and its affiliates from their association with the Portfolio. For the Portfolio, the Board determined that the fees payable to the Adviser are reasonable for the services that it performs, which were considered in light of the nature and quality of the services that it has performed and is expected to perform.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract where there is no advisory fee; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.05% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underling funds in which the Portfolio invests.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. Further, the Board considered that the decline in the asset level of the Portfolio caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser.

26

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolio’s operations may not be fully reflected in the expenses allocated to the Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory fees of the Adviser.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

27

Investment Adviser

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

VPAR-UIITF0F1AIS	(1209-021610)

Annual Report

December 31, 2009

ING Investors Trust

■	ING American Funds Asset Allocation Portfolio

■	ING American Funds Bond Portfolio

■	ING American Funds Growth Portfolio

■	ING American Funds Growth-Income Portfolio

■	ING American Funds International Portfolio

■	ING American Funds World Allocation Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

It would be hard to find fault with the returns of securities markets over the past year, but we have been through a tumultuous period, and recent events raise new questions. By most measures (with the confounding exception of employment) the global recession is abating and economies are growing again, especially in the developing countries of Asia. Every silver lining has a cloud, though, and the improved but fragile outlook carries within it the same risks that got us into this crisis: disengaged monetary policies, unpredictable asset bubbles, enfeebled regulation and wilting political will.

Against the backdrop of the Davos World Economic Forum and President Obama’s first State of the Union address, Ben Bernanke, Chairman of the Federal Reserve, was confirmed by the Senate for a second four-year term, adding some element of certainty to the concerns of investors about the future. He and other policymakers still face economic problems, such as our growing long-term budget deficit, which will influence markets going forward.

How can this information help you with your investment plans? The outlook for corporate profits and market valuations is driven, at least in part, by reactions of government officials to economic and political events. The federal budget deficit casts overtones of uncertainty around expectations for inflation, for example, which could affect the value of all assets in U.S. markets. As a result, it could make sense to broaden one’s investment horizons to include additional exposure to non-U.S. investments.

The strong returns of the stock markets last year should not obscure the fact that keeping a well-diversified asset mix is likely to serve your financial needs. Before you make any changes to your portfolio, discuss them thoroughly with your investment advisor to ensure they appropriately reflect your situation.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President & Chief Executive Officer

ING Funds

January 28, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2009

In our semi-annual report we described how markets in risky assets, depressed by the financial crisis and recession, had abruptly recovered after early March to register gains through June 30, 2009. This was maintained in the second half of the fiscal year and global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), added 20.00%, for a return of 25.70% for the fiscal year ended December 31, 2009. (The MSCI World IndexSM returned 29.99% for the fiscal year ended December 31, 2009, measured in U.S. dollars). From the March 9, 2009 low point, the return was 60.90%. In currencies, the U.S. dollar was mixed for the year, losing 1.60% to the euro and 9.10% to the pound, but gaining 2.10% on the yen.

The rally had been credited to “green shoots”, a metaphor for signs, perhaps frail and erratic, that the worst of the financial crisis and resulting recession was over. Governments intervened massively to recapitalize companies considered systemically important, or at least to make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Some financial giants in the U.S. and U.K., once thought impregnable, now sit meekly under government control. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions). Corporations have instead issued bonds, which have been eagerly taken up by yield hungry investors.

“Cash-for-Clunkers” programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered an $8,000 tax credit to first-time home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part time. The UK reduced Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, the deficit equaled $1.42 trillion for the fiscal year ending September 30, 2009. To keep interest rates down, the Federal Reserve Board and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China’s rate of gross domestic product (“GDP”) growth is approaching 10% again and by the end of the year some key areas of the domestic economy were clearly looking better.

House prices are rising again. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities was reported in December to have risen for five consecutive months, although it was still down 7.30% from a year earlier. Sales of existing homes in November rose to the highest levels since February 2007.

On the employment front, just 11,000 jobs were lost in November and by year end the number of new unemployment claims was the lowest since July 2008. Yet the unemployment rate rose to 10.00%, having peaked at 10.20% even as thousands of workers left the labor force. Wage growth continued to decelerate and the average working week still hovered near lowest recorded levels. Broad, sustainable recovery will require a much more vigorous improvement in the labor market.

The economy, after four consecutive quarterly declines, has at least started to expand again. In the third quarter of 2009, GDP in the U.S. rose by 2.20% at an annual rate.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index (3) of investment grade bonds returned 5.93% for the fiscal year ended December 31, 2009. But improving risk appetite, combined with concern over the large volumes of issuance and fears of longer term inflation, meant that the Barclays Capital U.S. Treasury Index(4) component returned (3.57)% while the Barclays Capital Corporate Investment Grade Bond Index(5) returned 18.68%. High yield bonds, represented by the Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index(6), did even better, gaining a remarkable 58.76%. The annual yield on the 90-day U.S. Treasury Bills started the year at 12 basis points and ended it at just 5 basis points.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(7) including dividends, returned 26.46% for the fiscal year ended December 31, 2009, led by the technology and materials sectors, with telecoms and utilities lagging, albeit with positive returns. It was far from a smooth ride, and sentiment would periodically become fixated on the rather shaky foundation of the rally. Profits for

2

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2009

S&P 500® companies suffered their ninth straight quarter of annual decline in the third quarter. But this must surely change in the fourth quarter since in the corresponding period in 2008, S&P 500® earnings were actually negative.

In international markets, the MSCI Japan® Index(8) rose 9.10% for the fiscal year, all of it in the first half. By the second quarter, GDP was rising again but it was due to net exports and government stimulus. Domestic demand was still in the doldrums, with wages down for 18 straight months and deflation again the norm. The MSCI Europe ex UK® Index(9) surged 27.70%. As in the U.S., the region’s economy returned to growth in the third quarter of 2009. Prices stopped falling in November and by year end purchasing managers’ indices were in expansion mode. Against this, unemployment was still on the rise to 9.80%. The MSCI UK® Index(10) jumped 27.60%, despite the disappointment that, alone among the world’s largest economies, a rebound in GDP had not been reported by year end. Still, by November house prices were rising on an annual basis for the first time since early 2008, unemployment stabilized and, as in Continental Europe, purchasing managers’ indices pointed firmly to expansion.

(1)	The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)

The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)

The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)

The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)

The Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)	The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)	The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)	The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING AMERICAN FUNDS ASSET ALLOCATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING American Funds Asset Allocation Portfolio (the “Portfolio”) seeks high total return (including income and capital gains) consistent with preservation of capital over the long term by investing all of its assets in the Class 1 Shares of the Asset Allocation Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Asset Allocation Fund commentary of the Annual Report of the American Funds Insurance Series on page 63.

For the year ended December 31, 2009, the Portfolio returned 23.37%, compared to the S&P 500® Composite Stock Price Index (“S&P 500® Index”)(1), the Citigroup Broad Investment Grade (BIG) Bond Index(2), and the Barclays Capital U.S. Aggregate Bond Index(3), which returned 26.46%, 5.06%, and 5.93%, respectively.

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception April 28, 2008
ING American Funds Asset Allocation Portfolio	23.37%	(6.36)%
S&P 500® Index(1)	26.46%	(10.00	)%(4)
Citigroup Broad Investment-Grade (BIG) Bond Index(2)	5.06%	5.90	%(4)
Barclays Capital U.S. Aggregate Bond Index(3)	5.93%	5.51	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Asset Allocation Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.
(2)

Citigroup Broad Investment-Grade (BIG) Bond Index represents a market capitalization-weighted index that includes U.S. Treasury, government-sponsored, mortgage and investment-grade fixed-rate corporates with a maturity of one year or longer.

(3)

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclays Capital Intermediate Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset Backed Securities Index including securities that are investment-grade quality or better and have at least one year to maturity.

(4)	Since inception performance of the index is shown from May 1, 2008.

4

PORTFOLIO MANAGERS’ REPORT	ING AMERICAN FUNDS BOND PORTFOLIO

ING American Funds Bond Portfolio (the “Portfolio”) seeks to maximize current income and preserve your capital by investing all of its assets in the Class 1 Shares of the Bond Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Bond Fund commentary of the Annual Report of the American Funds Insurance Series on page 64.

For the year ended December 31, 2009, the Portfolio returned 12.15%, compared to the Citigroup Broad Investment-Grade (BIG) Bond Index(1) and Barclays Capital U.S. Aggregate Bond Index,(2) which returned 5.06% and 5.93%, respectively.

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception November 12, 2007
ING American Funds Bond Portfolio	12.15%	0.54%
Citigroup Broad Investment-Grade (BIG) Bond Index(1)	5.06%	6.62	%(3)
Barclays Capital U.S. Aggregate Bond Index(2)	5.93%	6.15	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Bond Portfolio against the indicies indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

Citigroup Broad Investment-Grade (BIG) Bond Index represents a market capitalization-weighted index that includes U.S. Treasury, government-sponsored, mortgage and investment-grade fixed-rate corporates with a maturity of one year or longer.

(2)

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclays Capital Intermediate Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset Backed Securities Index including securities that are investment-grade quality or better and have at least one year to maturity.

(3)	Since inception performance of the index is shown from November 1, 2007.

5

ING AMERICAN FUNDS GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING American Funds Growth Portfolio (the “Portfolio”) seeks to make your investment grow by investing all of its assets in the Class 2 Shares of the Growth Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Growth Fund commentary of the Annual Report of the American Funds Insurance Series on page 56.

For the year ended December 31, 2009, the Portfolio returned 38.70%, compared to the S&P 500® Composite Stock Price Index (“S&P 500® Index”)(1), which returned 26.46%.

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception September 2, 2003
ING American Funds Growth Portfolio	38.70%	1.83%	4.42%
S&P 500® Index(1)	26.46%	0.42%	3.67	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Growth Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.
(2)	Since inception performance of the index is shown from September 1, 2003.

6

PORTFOLIO MANAGERS’ REPORT	ING AMERICAN FUNDS GROWTH-INCOME PORTFOLIO

ING American Funds Growth-Income Portfolio (the “Portfolio”) seeks to make your investment grow and to provide you with income over time by investing all of its assets in the Class 2 Shares of the Growth-Income Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the Growth-Income Fund commentary of the Annual Report of the American Funds Insurance Series on page 61.

For the year ended December 31, 2009, the Portfolio returned 30.57%, compared to the S&P 500® Composite Stock Price Index (“S&P 500® Index”)(1), which returned 26.46%.

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception September 2, 2003
ING American Funds Growth-Income Portfolio	30.57%	0.35%	3.19%
S&P 500® Index(1)	26.46%	0.42%	3.67	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Growth-Income Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of the largest companies in the U.S.
(2)	Since inception performance of the index is shown from September 1, 2003.

7

ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING American Funds International Portfolio (the “Portfolio”) seeks to make your investment grow over time by investing all of its assets in the Class 2 Shares of the International Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the International Fund commentary of the Annual Report of the American Funds Insurance Series on page 57.

For the year ended December 31, 2009, the Portfolio returned 42.36%, compared to the Morgan Stanley Capital International All Country World Index Ex-U.S. (“MSCI ACWISM Ex-U.S.”) (1), which returned 41.45%.

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception September 2, 2003
ING American Funds International Portfolio	42.36%	6.95%	10.73%
MSCI ACWISM Ex-U.S.(1)	41.45%	5.83%	10.95	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds International Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The MSCI ACWISM Ex-U.S. is a free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets, excluding the United States.
(2)	Since inception performance of the indices is shown from September 1, 2003.

8

PORTFOLIO MANAGERS’ REPORT	ING AMERICAN FUNDS WORLD ALLOCATION PORTFOLIO

ING American Funds World Portfolio (the ‘‘Portfolio’’) seeks long-term growth of capital. The Portfolio invests in a combination of American Funds Insurance Series® Funds (“Underlying Funds”) according to target allocations determined by Directed Services LLC. The Portfolio is managed by Directed Services LLC, under the guidance of an Investment Review Committee.(1)

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 34.73% compared to the MSCI All Country World Index(2) (“MSCI ACWI”), the Barclays Capital U.S. Aggregate Bond Index(3) and a Composite Index consisting of 70% the MSCI ACWI and 30% the Barclays Capital U.S. Aggregate Bond Index, which returned 34.63%, 5.93% and 25.93%, respectively, for the same period.

Portfolio Specifics: The Portfolio’s approximate target investment allocations (expressed as a percentage of its net assets) among the asset classes in which the Portfolio invests are set out below. As these are target allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

Asset Allocation

as of December 31, 2009

(as a percent of net assets)

American Funds Growth Fund — Class 1 Shares	31.9%
American Funds Bond Fund — Class 1 Shares	27.1%
American Funds International Fund — Class 1 Shares	18.9%
American Funds New World Fund — Class 1 Shares	12.0%
American Funds Global Small Capitalization Fund — Class 1 Shares	7.1%
American Funds High-Income Bond Fund — Class 1 Shares	3.1%
Other Assets and Liabilities — Net	(0.1)%

Net Assets	100.0%

Portfolio holdings are subject to change daily

Assets will be allocated among the Underlying Funds and markets based on judgments made by Directed Services LLC. The performance of the Portfolio reflects the performance of the Underlying Funds in which it invests and the weightings of the Portfolio’s assets in each Underlying Fund.

There is a risk that the Portfolio may allocate assets to an Underlying Fund or market that underperforms other asset classes. The Portfolio may be underweighted in assets or a market that is experiencing significant returns (or relative outperformance) or overweighted in assets or a market with significant declines (or relative underperformance).

During the period, American Funds Insurance Series® New World Fund, American Funds Insurance Series® Growth Fund, American Funds Insurance Series® Global Small Capitalization Fund, American Funds Insurance Series® Bond Fund and American Funds Insurance Series® International Fund outperformed relative to their respective asset class benchmarks.

Overweight positioning in the strong performing emerging markets region was a primary contributor to American Funds Insurance Series® New World Fund’s 2009 results. Underweight positioning, combined with strong holdings in the financials sectors, notably commercial banks in developing markets, and holdings within beverages and food and staples retailing also contributed.

Within American Funds Insurance Series® Growth Fund, oil and gas and consumable fuel holdings contributed during the year. Underweight positioning and holdings in consumer staples also contributed to results.

Underweight positioning and holdings in the financials and industrials sectors helped American Funds Insurance Series® Global Small Capitalization Fund during the year.

American Funds Insurance Series® Bond Fund’s overweight allocation to high-yield corporate bonds did well during the year. High-yield was followed by investment-grade corporate bonds, where the Fund was overweight.

Holdings in the consumer discretionary sector, particularly those within textiles, apparel and luxury goods in China, contributed to American Funds Insurance Series® International Fund. The Fund’s underweight positioning within the weak performing utilities sectors, and energy exposure within emerging markets, further contributed to results during the year.

American Funds Insurance Series® High-Income Bond Fund underperformed during the period relative to its asset class benchmark. The Fund’s above average cash position detracted from returns during the year. The Fund’s BBB-rated holdings further hurt returns during the year as they generally trailed below-investment-grade bonds.

Current Strategy and Outlook: As we close the chapter on another year, we are pleased with the progress and amazed at the stark differences in the overall environment compared with a mere 12 months ago. Economic depression worries have abated, stock markets around the world have rallied and signs of an early upswing are plentiful.

We remain cautiously optimistic, however, particularly regarding the outlook for the developed world as we forecast past mid-year. As growth from the inventory cycle and government stimulus fades, we will continue to confront issues that will ultimately shape the direction and magnitude of the recovery. Unemployment is the key driver of a sustained recovery; additionally, credit creation must provide the fuel for growth.

Target Allocations as of December 31, 2009

(as a percentage of net assets)

Equity Securities	70%
Fixed-Income Securities	30%

100.0%

Portfolio holdings are subject to change daily.

(1)

The members of the Investment Review Committee are: William A. Evans, Paul Zemsky and Heather Hackett. Effective August 12, 2009, Ms. Hackett replaced Mike Roland as a member of the Investment Review Committee.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

9

ING AMERICAN FUNDS WORLD ALLOCATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception September 29, 2008
ING American Funds World Allocation Portfolio	34.73%	6.37%
MSCI ACWISM(1)	34.63%	3.59	%(4)
Barclays Capital U.S. Aggregate Bond Index(2)	5.93%	8.54	%(4)
Composite Index(3)	25.93%	5.93	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds World Allocation Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The MSCI ACWISM is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
(2)

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclays Capital Intermediate Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset Backed Securities Index including securities that are investment-grade quality or better and have at least one year to maturity.

(3)	The Composite Index is comprised of 70% MSCI ACWISM and 30% Barclays Capital U.S. Aggregate Bond Index.
(4)	Since inception performance of the index is shown from October 1, 2008.

10

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Portfolio Return				Hypothetical (5% return before expenses)
Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009**	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009**
ING American Funds Asset Allocation Portfolio
$1,000.00	$1,170.80	1.06%	$5.80	$1,000.00	$1,019.86	1.06%	$5.40
ING American Funds Bond Portfolio
$1,000.00	$1,060.30	1.02%	$5.30	$1,000.00	$1,020.06	1.02%	$5.19
ING American Funds Growth Portfolio
$1,000.00	$1,231.30	1.13%	$6.36	$1,000.00	$1,019.51	1.13%	$5.75
ING American Funds Growth-Income Portfolio
$1,000.00	$1,213.30	1.07%	$5.97	$1,000.00	$1,019.81	1.07%	$5.45
ING American Funds International Portfolio
$1,000.00	$1,238.50	1.32%	$7.45	$1,000.00	$1,018.55	1.32%	$6.72
ING American Funds World Allocation Portfolio*
$1,000.00	$1,188.70	0.79%	$4.36	$1,000.00	$1,021.22	0.79%	$4.02

*	Expense ratio does not include expense of underlying funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios, including the expenses of the Master fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING American Funds Asset Allocation Portfolio, ING American Funds Bond Portfolio, ING American Funds Growth Portfolio, ING American Funds Growth-Income Portfolio, ING American Funds International Portfolio, and ING American Funds World Allocation Portfolio, each a series of ING Investors Trust, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2010

12

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING American Funds Asset Allocation Portfolio	ING American Funds Bond Portfolio	ING American Funds Growth Portfolio
ASSETS:
Investments in master fund at value(1)*	$314,299,329	$502,278,630	$2,172,425,382
Cash	291	549	15,956
Receivables:
Investments in master fund sold	—	—	13,619,021
Fund shares sold	577,658	7,039,022	—
Prepaid expenses	2,918	5,356	23,621

Total assets	314,880,196	509,323,557	2,186,083,980

LIABILITIES:
Payable for investments in master fund purchased	572,739	7,039,022	—
Payable for fund shares redeemed	4,919	—	13,619,021
Accrued distribution fees	183,999	252,249	922,577
Payable for trustee fees	754	1,051	21,010
Other accrued expenses and liabilities	30,456	51,002	249,298

Total liabilities	792,867	7,343,324	14,811,906

NET ASSETS	$314,087,329	$501,980,233	$2,171,272,074

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$284,902,296	$485,785,814	$2,566,996,362
Undistributed net investment income	5,271,574	12,719,427	2,437,601
Accumulated net realized loss on master fund	(4,307,652)	(6,447,323)	(41,300,204)
Net unrealized appreciation or depreciation on master fund	28,221,111	9,922,315	(356,861,685)

NET ASSETS	$314,087,329	$501,980,233	$2,171,272,074

* Cost of investments in master fund	$286,078,218	$492,356,315	$2,529,287,067

Net assets	$314,087,329	$501,980,233	$2,171,272,074
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	35,768,461	51,323,425	50,613,467
Net asset value and redemption price per share	$8.78	$9.78	$42.90

(1)

The master funds for the ING American Funds Asset Allocation, ING American Funds Bond, ING American Funds Growth, ING American Funds Growth-Income Portfolio, and ING American Funds International are the Class 1 shares of the American Asset Allocation and American Bond and Class 2 shares for the American Growth, American Growth-Income and American International Funds, respectively. These financial statements should be read in conjunction with the master American Funds’ financial statements.

See Accompanying Notes to Financial Statements

13

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING American Funds Growth-Income Portfolio	ING American Funds International Portfolio	ING American Funds World Allocation Portfolio
ASSETS:
Investments in master fund at value(1)*	$1,421,404,642	$1,439,278,146	$—
Investments in underlying funds at value**	—	—	103,302,316
Cash	9,654	6,947	—
Receivables:
Investment securities sold	385,117	8,776,578	448,724
Fund shares sold	90,838	—	—
Prepaid expenses	15,386	15,188	738
Reimbursement due from manager	—	—	4,320

Total assets	1,421,905,637	1,448,076,859	103,756,098

LIABILITIES:
Payable for fund shares redeemed	475,955	8,776,578	448,724
Accrued investment management fees	—	—	8,443
Accrued administrative fees	—	—	8,443
Accrued distribution fees	600,115	612,439	50,659
Payable for trustee fees	16,215	14,380	1,617
Other accrued expenses and liabilities	192,943	160,371	26,474

Total liabilities	1,285,228	9,563,768	544,360

NET ASSETS	$1,420,620,409	$1,438,513,091	$103,211,738

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,675,881,284	$1,610,858,076	$85,783,360
Undistributed net investment income	13,256,502	12,493,700	1,176,404
Accumulated net realized gain (loss) on master fund or underlying funds	(26,328,123)	(6,879,062)	3,459,883
Net unrealized appreciation or depreciation on master fund or underlying funds	(242,189,254)	(177,959,623)	12,792,091

NET ASSETS	$1,420,620,409	$1,438,513,091	$103,211,738

* Cost of investments in master fund	$1,663,593,896	$1,617,237,769	$—
** Cost of investments in underlying funds	$—	$—	$90,510,225

Net assets	$1,420,620,409	$1,438,513,091	$103,211,738
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	46,381,955	90,636,723	9,604,182
Net asset value and redemption price per share	$30.63	$15.87	$10.75

(1)

The master funds for the ING American Funds Asset Allocation, ING American Funds Bond, ING American Funds Growth, ING American Funds Growth-Income Portfolio, and ING American Funds International are the Class 1 shares of the American Asset Allocation and American Bond and Class 2 shares for the American Growth, American Growth-Income and American International Funds, respectively. These financial statements should be read in conjunction with the master American Funds’ financial statements.

See Accompanying Notes to Financial Statements

14

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING American Funds Asset Allocation Portfolio	ING American Funds Bond Portfolio	ING American Funds Growth Portfolio
INVESTMENT INCOME:
Dividends from master fund(1)	$7,076,396	$15,325,362	$12,260,724

Total investment income	7,076,396	15,325,362	12,260,724

EXPENSES:
Distribution and service fees	1,698,923	2,458,764	9,180,752
Transfer agent fees	995	1,142	3,525
Shareholder reporting expense	29,293	51,352	270,056
Professional fees	19,455	38,989	144,302
Custody and accounting expense	17,347	28,789	98,681
Trustee fees	5,845	9,534	57,686
Offering expense	12,908	—	—
Miscellaneous expense	9,950	12,516	50,659

Total expenses	1,794,716	2,601,086	9,805,661

Net investment income	5,281,680	12,724,276	2,455,063

REALIZED AND UNREALIZED GAIN (LOSS) ON MASTER FUND:
Net realized loss on sales of master fund	(2,817,961)	(3,947,394)	(32,186,673)
Net change in unrealized appreciation or depreciation on master fund	56,151,111	39,590,065	641,030,781

Net realized and unrealized gain on master fund	53,333,150	35,642,671	608,844,108

Increase in net assets resulting from operations	$58,614,830	$48,366,947	$611,299,171

(1)

The master funds for the ING American Funds Asset Allocation, ING American Funds Bond, ING American Funds Growth, ING American Funds Growth-Income Portfolio, and ING American Funds International are the Class 1 shares of the American Asset Allocation and American Bond and Class 2 shares for the American Growth, American Growth-Income and American International Funds, respectively. These financial statements should be read in conjunction with the master American Funds’ financial statements.

See Accompanying Notes to Financial Statements

15

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING American Funds Growth-Income Portfolio	ING American Funds International Portfolio	ING American Funds World Allocation Portfolio
INVESTMENT INCOME:
Dividends from master fund(1)	$19,771,065	$18,681,146	$—
Dividends from underlying funds	—	—	1,620,370

Total investment income	19,771,065	18,681,146	1,620,370

EXPENSES:
Investment management fees	—	—	55,506
Distribution and service fees	6,071,752	5,782,687	333,037
Transfer agent fees	2,835	2,710	706
Administrative service fees	—	—	55,506
Shareholder reporting expense	159,169	133,949	7,078
Professional fees	100,416	103,314	19,178
Custody and accounting expense	80,141	80,564	2,092
Trustee fees	42,828	39,525	1,054
Offering expense	—	—	25,531
Miscellaneous expense	37,057	32,500	3,583

Total expenses	6,494,198	6,175,249	503,271
Net waived and reimbursed fees	—	—	(64,475)

Net expenses	6,494,198	6,175,249	438,796

Net investment income	13,276,867	12,505,897	1,181,574

REALIZED AND UNREALIZED GAIN (LOSS) ON MASTER FUND OR UNDERLYING FUNDS:
Realized gain distributions from master fund or underlying funds	—	5,996,108	53,060
Net realized gain (loss) on sales of master fund or underlying funds	(21,225,366)	(10,089,957)	3,463,678

Net realized gain (loss) on master fund or underlying funds	(21,225,366)	(4,093,849)	3,516,738

Net change in unrealized appreciation or depreciation on master fund or underlying funds	343,904,064	399,353,838	12,622,167

Net realized and unrealized gain on master fund or underlying funds	322,678,698	395,259,989	16,138,905

Increase in net assets resulting from operations	$335,955,565	$407,765,886	$17,320,479

(1)

The master funds for the ING American Funds Asset Allocation, ING American Funds Bond, ING American Funds Growth, ING American Funds Growth-Income Portfolio, and ING American Funds International are the Class 1 shares of the American Asset Allocation and American Bond and Class 2 shares for the American Growth, American Growth-Income and American International Funds, respectively. These financial statements should be read in conjunction with the master American Funds’ financial statements.

See Accompanying Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Funds Asset Allocation Portfolio		ING American Funds Bond Portfolio
	Year Ended December 31, 2009	April 28, 2008(1) to December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$5,281,680	$3,881,956	$12,724,276	$13,815,844
Net realized loss on master fund	(2,817,961)	(386,839)	(3,947,394)	(2,235,617)
Net change in unrealized appreciation or depreciation on master fund	56,151,111	(27,930,000)	39,590,065	(29,667,709)

Increase (decrease) in net assets resulting from operations	58,614,830	(24,434,883)	48,366,947	(18,087,482)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(3,955,292)	—	(14,047,481)	(1,361)
Net realized gains	(1,077,817)	—	(88,852)	—

Total distributions	(5,033,109)	—	(14,136,333)	(1,361)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	113,983,862	180,133,323	241,418,179	305,176,291
Reinvestment of distributions	5,033,109	—	14,136,333	1,361

	119,016,971	180,133,323	255,554,512	305,177,652
Cost of shares redeemed	(8,834,472)	(5,375,331)	(50,936,315)	(23,958,397)

Net increase in net assets resulting from capital share transactions	110,182,499	174,757,992	204,618,197	281,219,255

Net increase in net assets	163,764,220	150,323,109	238,848,811	263,130,412

NET ASSETS:
Beginning of period	150,323,109	—	263,131,422	1,010

End of period	$314,087,329	$150,323,109	$501,980,233	$263,131,422

Undistributed net investment income at end of period	$5,271,574	$3,949,958	$12,719,427	$14,043,380

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Funds Growth Portfolio		ING American Funds Growth-Income Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$2,455,063	$7,099,404	$13,276,867	$18,343,295
Net realized gain (loss) on master fund	(32,186,673)	258,580,265	(21,225,366)	95,875,350
Net change in unrealized appreciation or depreciation on master fund	641,030,781	(1,461,039,547)	343,904,064	(779,961,873)

Increase (decrease) in net assets resulting from operations	611,299,171	(1,195,359,878)	335,955,565	(665,743,228)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(35,054,045)	(17,714,616)	(28,804,403)	(21,439,167)
Net realized gains	(239,737,684)	(166,824,522)	(90,524,474)	(59,162,191)

Total distributions	(274,791,729)	(184,539,138)	(119,328,877)	(80,601,358)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	104,227,020	367,043,884	47,565,189	187,698,551
Reinvestment of distributions	274,791,729	184,539,138	119,328,877	80,601,358

	379,018,749	551,583,022	166,894,066	268,299,909
Cost of shares redeemed	(138,156,993)	(109,789,542)	(72,681,182)	(61,753,946)

Net increase in net assets resulting from capital share transactions	240,861,756	441,793,480	94,212,884	206,545,963

Net increase (decrease) in net assets	577,369,198	(938,105,536)	310,839,572	(539,798,623)

NET ASSETS:
Beginning of year	1,593,902,876	2,532,008,412	1,109,780,837	1,649,579,460

End of year	$2,171,272,074	$1,593,902,876	$1,420,620,409	$1,109,780,837

Undistributed net investment income at end of year	$2,437,601	$35,045,724	$13,256,502	$28,796,013

See Accompanying Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Funds International Portfolio		ING American Funds World Allocation Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	September 29, 2008(1) to December 31, 2008
FROM OPERATIONS:
Net investment income	$12,505,897	$19,720,893	$1,181,574	$272,440
Net realized gain (loss) on master fund or underlying funds	(4,093,849)	206,400,363	3,516,738	(56,855)
Net change in unrealized appreciation or depreciation on master fund or underlying funds	399,353,838	(957,229,454)	12,622,167	169,924

Increase (decrease) in net assets resulting from operations	407,765,886	(731,108,198)	17,320,479	385,509

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(40,904,055)	(25,647,700)	(285,130)	—
Net realized gains	(188,005,316)	(82,844,341)	—	—

Total distributions	(228,909,371)	(108,492,041)	(285,130)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	131,288,136	229,348,253	84,251,092	12,738,817
Reinvestment of distributions	228,909,371	108,492,041	285,130	—

	360,197,507	337,840,294	84,536,222	12,738,817
Cost of shares redeemed	(91,232,990)	(116,321,586)	(11,484,159)	—

Net increase in net assets resulting from capital share transactions	268,964,517	221,518,708	73,052,063	12,738,817

Net increase (decrease) in net assets	447,821,032	(618,081,531)	90,087,412	13,124,326

NET ASSETS:
Beginning of period	990,692,059	1,608,773,590	13,124,326	—

End of period	$1,438,513,091	$990,692,059	$103,211,738	$13,124,326

Undistributed net investment income at end of period	$12,493,700	$40,891,858	$1,176,404	$279,960

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

19

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets		Supplemental data			Ratios and supplemental data including the master fund

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on master fund	Total from investment operations	From net investment income		From net realized gains from master fund		From return of capital from master fund	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses excluding expenses of the master fund(2)(3)	Net investment income (loss) excluding expenses of the master fund(2)(3)	Net assets, end of year or period	Portfolio turnover rate(4)		Expenses including gross expenses of the master fund(2)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)	Expenses including expenses net of all reductions of the master fund(2)	Portfolio turnover rate of the master fund

Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	(%)	(%)	(%)	($000’s)	(%)		(%)	(%)	(%)	(%)
ING American Funds Asset Allocation Portfolio
12-31-09	7.26	0.17	•	1.50	1.67	0.12		0.03		—	0.15		8.78	23.37	0.74	2.18	314,087	4		1.06	1.06	1.06	41
04-28-08(5) - 12-31-08	10.00	0.44	•	(3.18)	(2.74)	—		—		—	—		7.26	(27.40)	0.78	8.32	150,323	9		1.10	1.07	1.07	36

ING American Funds Bond Portfolio
12-31-09	9.02	0.29	•	0.79	1.08	0.32		0.00	*	—	0.32		9.78	12.15	0.63	3.11	501,980	12		1.02	1.02	1.02	125
12-31-08	9.99	1.06	•	(2.03)	(0.97)	0.00	*	—		—	0.00	*	9.02	(9.71)	0.68	11.45	263,131	19		1.08	1.04	1.04	63
11-12-07(5) - 12-31-07	10.00	0.41	•	(0.42)	(0.01)	—		—		—	—		9.99	(0.10)	0.52	30.48	1	0	*	0.93	0.89	0.89	57

ING American Funds Growth Portfolio
12-31-09	36.46	0.05		12.68	12.73	0.80		5.49		—	6.29		42.90	38.70	0.53	0.13	2,171,272	6		1.13	1.13	1.13	37
12-31-08	71.12	0.18	•	(29.93)	(29.75)	0.47		4.44		—	4.91		36.46	(44.29)	0.53	0.33	1,593,903	16		1.11	1.08	1.08	26
12-31-07	64.29	0.19		7.37	7.56	0.18		0.55		—	0.73		71.12	11.76	0.52	0.31	2,532,008	3		1.10	1.07	1.07	40
12-31-06	58.81	0.20	•	5.46	5.66	0.11		0.07		—	0.18		64.29	9.65	0.53	0.33	2,041,273	1		1.12	1.09	1.09	35
12-31-05	50.88	0.12		7.82	7.94	—		0.01		—	0.01		58.81	15.61	0.52	0.27	1,550,350	1		1.12	1.09	1.09	29

ING American Funds Growth-Income Portfolio
12-31-09	26.02	0.29		7.12	7.41	0.68		2.12		—	2.80		30.63	30.57	0.53	1.09	1,420,620	5		1.07	1.07	1.07	24
12-31-08	44.55	0.46	•	(16.94)	(16.48)	0.55		1.50		—	2.05		26.02	(38.19)	0.54	1.27	1,109,781	11		1.07	1.04	1.04	31
12-31-07	43.90	0.49	•	1.54	2.03	0.46		0.92		—	1.38		44.55	4.49	0.52	1.07	1,649,579	3		1.04	1.02	1.02	24
12-31-06	38.72	0.47	•	5.15	5.62	0.29		0.15		—	0.44		43.90	14.61	0.53	1.14	1,427,375	1		1.06	1.03	1.03	25
12-31-05	36.93	0.38	•	1.57	1.95	0.13		0.03		—	0.16		38.72	5.29	0.52	1.00	1,063,647	1		1.06	1.04	1.04	20

ING American Funds International Portfolio
12-31-09	13.99	0.15		5.04	5.19	0.59		2.72		—	3.31		15.87	42.36	0.53	1.08	1,438,513	8		1.32	1.32	1.32	46
12-31-08	26.26	0.29	•	(10.94)	(10.65)	0.38		1.24		—	1.62		13.99	(42.46)	0.54	1.44	990,692	23		1.31	1.26	1.26	52
12-31-07	22.56	0.28	•	4.07	4.35	0.23		0.42		—	0.65		26.26	19.41	0.52	1.15	1,608,774	6		1.29	1.24	1.24	41
12-31-06	19.24	0.27	•	3.24	3.51	0.15		0.04		—	0.19		22.56	18.35	0.53	1.30	1,126,589	4		1.32	1.27	1.27	29
12-31-05	16.03	0.23	•	3.10	3.33	0.09		0.03		—	0.12		19.24	20.92	0.52	1.33	718,768	2		1.34	1.29	1.29	40

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.
(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)	Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the master fund.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.500% or more than $(0.005).

See Accompanying Notes to Financial Statements

20

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING American Funds World Allocation Portfolio
12-31-09	8.02	0.20	•	2.58	2.78	0.05	—	—	0.05	10.75	34.73	0.91	0.79	0.79	2.13	103,212	28
09-29-08(5) - 12-31-08	10.00	0.43	•	(2.41)	(1.98)	—	—	—	—	8.02	(19.80)	4.56	0.79	0.79	22.00	13,124	7

(1)

Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009

NOTE 1 — ORGANIZATION

Organization. ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of forty-nine active separate investment series. The six portfolios included in this report are: ING American Funds Asset Allocation Portfolio (“Asset Allocation”), ING American Funds Bond Portfolio (“Bond”), ING American Funds Growth Portfolio (“Growth”), ING American Funds Growth-Income Portfolio (“Growth-Income”), ING American Funds International Portfolio (“International”), and ING American Funds World Allocation Portfolio (“World Allocation”) (each, a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

Each Portfolio (except, World Allocation) operates as a “feeder fund” and seeks to achieve its investment objective by investing all its investable assets in a separate mutual fund (“Master Fund”). Each Master Fund is a series of American Funds Insurance Series® (“American Funds”), a registered open-end management investment company that has the same investment objective and substantially similar policies as each corresponding Portfolio. As of December 31, 2009 Asset Allocation, Bond, Growth, Growth-Income, and International held 3.2%, 6.0%, 8.7%, 5.8%, and 15.4% of the American Asset Allocation Fund, American Bond Fund, American Growth Fund, American Growth-Income Fund, and American International Fund, respectively. Each Master Fund directly acquires securities and a Portfolio investing in the Master Fund acquires an indirect interest in those securities.

Shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by the participating insurance companies as well as qualified pension and retirement plans (“Qualified Plans”).

The Trust is intended to serve as investment options for (i) Variable Contracts offered by insurance companies, and (ii) certain Qualified Plans, as permitted under the federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently provides investment options for Variable Contracts offered by: ING USA Annuity and Life

Insurance Company (“ING USA”), Security Life of Denver, ReliaStar Life Insurance Company, ING Life Insurance Company of America, ING Life Insurance and Annuity Company, and ReliaStar Life Insurance Company of New York, each an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch State and its EUR 7.5 billion rights issue.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The valuation of each Portfolio’s (except World Allocation) investment in its corresponding Master Fund is based on the net asset value of that Master Fund each business day. Valuation of the investments by the Master Funds is discussed in the Master Funds’ notes to financial statements, which accompany this report. The valuation of the World Allocation’s investments in its Underlying Funds is based on the net asset value of the Underlying Funds each business day.

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended December 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued additional guidance related to fair value measurements entitled, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Portfolios and the results of their operations due to the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the master fund or underlying funds is recognized on the ex-dividend date and is recorded as dividends in the Statement of Operations. Capital gain distributions received from the master fund or underlying funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and related excise tax provisions and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT, ADMINISTRATIVE FEES AND MASTER FUNDS EXPENSES

ING Investments, LLC (“ING Investments”), an indirect, wholly-owned subsidiary of ING Groep, provides Asset Allocation, Bond, Growth, International and Growth-Income with advisory services, respectively, under a management agreement. Under the terms of the management agreement, during periods when Asset Allocation, Bond, Growth, International and Growth-Income invests all or substantially all of its assets in another investment company, each respective Portfolio pays no management fee. During periods when Asset Allocation, Bond, Growth, International and Growth-Income invest directly in investment securities, each respective Portfolio pays ING Investments a monthly management fee based on the following annual rates of the average daily net assets:

Portfolio	Fee
Asset Allocation	If the Series has not invested all or substantially all of its assets in another investment company: 0.5000% of the first $600 million; 0.4200% on the next $600 million; 0.3600% on the next $800 million; 0.3200% on the next $1 billion; 0.2800% on the next $2 billion; 0.2600% on the next $3 billion; and 0.2500% of the amount in excess of $8 billion

Bond	If the Series has not invested all or substantially all of its assets in another investment company: 0.48% of the first $600 million; 0.44% of the next $400 million; 0.40% of the next $1 billion; 0.38% of the next $1 billion; and 0.36% of the amount in excess of $3 billion

Growth	If the Series has not invested all or substantially all of its assets in another investment company: 0.50% of the first $600 million; 0.45% of the next $400 million; 0.42% of the next $1 billion; 0.37% of the next $1 billion; 0.35% on the next $2 billion; 0.33% of the next $3 billion; 0.315% of the next $5 billion; and 0.30% of the amount in excess of $13 billion

Portfolio	Fee
Growth-Income	If the Series has not invested all or substantially all of its assets in another investment company: 0.50% of the first $600 million; 0.45% on the next $900 million; 0.40% on the next $1 billion; 0.32% on the next $1.5 billion; 0.285% on the next $2.5 billion; 0.256% on the next $4 billion; and 0.242% of the amount in excess of $10.5 billion

International	If the Series has not invested all or substantially all of its assets in another investment company: 0.69% of the first $500 million; 0.59% on the next $500 million; 0.53% on the next $500 million; 0.50% on the next $1 billion; 0.48% on the next $1.5 billion; 0.47% on the next $2.5 billion; 0.46% on the next $4 billion; and 0.45% of the amount in excess of $10.5 billion

Because each of Asset Allocation, Bond, Growth, Growth-Income, and International invests all of its assets in a Master Fund, each respective Portfolio and its shareholders will bear the fees and expenses of each respective Portfolio and the Master Fund in which it invests, with the result that the respective Portfolio’s expenses may be higher than those of other mutual funds which invest directly in securities.

World Allocation has entered into an investment management agreement (“Investment Management Agreement”) with Directed Services LLC (“DSL”), an indirect, wholly-owned subsidiary of ING Groep. The Investment Management Agreement compensates DSL in the amount equal to 0.10% of the Portfolio’s average daily net assets.

ING Funds Services, LLC (“ING Funds Services” or the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations and is responsible for the supervision of other service providers.

During periods when Asset Allocation, Bond, Growth, Growth-Income, and International invest all or substantially all of their assets in another investment company, each respective Portfolio pays no administration fee. During periods when Asset Allocation, Bond, Growth, Growth-Income, and International invest directly in investment securities, each respective Portfolio pays the Administrator a monthly administration fee of 0.10% of its average daily net assets.

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Investors in Asset Allocation, Bond, Growth, Growth-Income and International should recognize that an investment in each respective Portfolio bears not only a proportionate share of the expenses of such Portfolio (including operating costs and management fees) but also indirectly similar expenses of the Master Funds in which the respective Portfolio invests. These investors also bear the proportionate share of any sales charges incurred by each Portfolio related to the purchase of shares of the mutual fund investments.

For the year ended December 31, 2009, Asset Allocation, Bond, Growth, Growth-Income, and International invested substantially all of their assets in their respective master Funds.

For World Allocation, the Administrator receives compensation in the amount equal to 0.10% of the Portfolio’s average daily net assets.

NOTE 4 — INVESTMENTS IN MASTER FUNDS AND UNDERLYING FUNDS

For the year ended December 31, 2009, the cost of purchases and the proceeds from the sales of the Master Funds or Underlying Funds, were as follows:

	Purchases	Sales
Asset Allocation	$119,615,193	$9,070,629
Bond	251,798,265	48,442,104
Growth	107,568,596	138,698,259
Growth-Income	61,544,640	73,210,136
International	149,516,144	96,705,114
World Allocation	89,409,497	15,330,732

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each of the Portfolios has entered into a Rule 12b-1 distribution plan (the “Distribution Plan”) with ING Funds Distributor, LLC (“IFD” or the “Distributor”). The Distribution Plan provides that each Portfolio shall pay a 12b-1 distribution fee, for distribution services including payments to IFD, at an annual rate not to exceed 0.35% of the average daily net assets of Bond and World Allocation, 0.45% of the average daily net assets of Asset Allocation and 0.50% of Growth, Growth-Income, and International. In addition, each Master Fund pays 0.25% of average assets annually to ING North America Insurance Company pursuant to a plan of distribution which fees are indirectly borne by Asset Allocation, Bond, Growth, Growth-Income, and International.

The Trust has entered into a Shareholder Service Plan (the ”Plan”) on behalf of Asset Allocation, Bond and

World Allocation. The Agreement compensates IFD for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners. Under the Plan, Asset Allocation, Bond and World Allocation make payments to the Distributor at an annual rate of 0.25% of each respective Portfolio’s average daily net assets.

NOTE 6 — EXPENSE LIMITATIONS AGREEMENT

For World Allocation, DSL has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expense to the level listed below:

World Allocation(1)	0.79%

(1)	The operating expense limit applies only at the Portfolio level and does not limit fees payable by the underlying investment companies in which World Allocation invests.

DSL may at a later date recoup from World Allocation’s management fees waived and other expenses assumed by DSL during the previous 36 months, but only if, after such recoupment, that World Allocation’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by DSL of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Portfolio. Outstanding reimbursement balances due to World Allocation, if any, under its respective expense limitation agreements are reflected in Reimbursement Due from DSL on the accompanying Statement of Assets and Liabilities.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSL provides written termination of the expense limitation agreement within 90 days of the end of the then current term.

As of December 31, 2009, the cumulative amounts of reimbursed fees that are subject to possible recoupment by DSL, and the related expiration dates are as follows:

	December 31,
	2010	2011	2012	Total
World Allocation	$—	$46,723	$64,475	$111,198

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Trust has adopted a Retirement Policy (the “Policy”) covering independent trustees of the Trust who were trustees on or before May 9, 2007, and who will have served as an independent trustee for at least five years as of the date of their retirement (as that term is defined in the Policy. Benefits under the Policy are based on an annual rate as defined in the Policy.

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

At December 31, 2009, the following indirect, wholly-owned subsidiary of ING Groep owned more than 5% of the following Portfolios:

ING USA Annuity and Life Insurance Company — Asset Allocation (97.55%); Bond (96.63%); Growth (97.07%); Growth-Income (97.02%); International (96.71%); World Allocation (98.88%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2009, the Portfolios had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
Growth-Income	Shareholder Reporting	$75,725

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Asset Allocation
12-31-09	15,485,972	663,124	(1,082,286)	15,066,810	113,983,862	5,033,109	(8,834,472)	110,182,499
04-28-08(1)-12-31-08	21,352,963	—	(651,312)	20,701,651	180,133,323	—	(5,375,331)	174,757,992
Bond
12-31-09	25,951,181	1,524,955	(5,316,314)	22,159,822	241,418,179	14,136,333	(50,936,315)	204,618,197
12-31-08	31,759,572	138	(2,596,208)	29,163,502	305,176,291	1,361	(23,958,397)	281,219,255
Growth
12-31-09	2,712,161	7,811,021	(3,623,934)	6,899,248	104,227,020	274,791,729	(138,156,993)	240,861,756
12-31-08	6,886,118	3,258,106	(2,032,630)	8,111,594	367,043,884	184,539,138	(109,789,542)	441,793,480
Growth-Income
12-31-09	1,755,974	4,650,385	(2,673,892)	3,732,467	47,565,189	119,328,877	(72,681,182)	94,212,884
12-31-08	5,120,254	2,292,416	(1,787,914)	5,624,756	187,698,551	80,601,358	(61,753,946)	206,545,963
International
12-31-09	8,782,490	17,608,413	(6,551,296)	19,839,607	131,288,136	228,909,371	(91,232,990)	268,964,517
12-31-08	10,698,747	5,344,436	(6,509,032)	9,534,151	229,348,253	108,492,041	(116,321,586)	221,518,708
World Allocation
12-31-09	9,068,641	31,230	(1,132,906)	7,966,965	84,251,092	285,130	(11,484,159)	73,052,063
09-29-08(1)-12-31-08	1,637,217	—	—	1,637,217	12,738,817	—	—	12,738,817

(1)	Commencement of operations.

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS

The value of your investment in Asset Allocation, Bond, Growth, Growth-Income, and International changes with the values of the corresponding Master Fund and its investments. World Allocation is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

Investment by Funds-of-Funds (World Allocation). Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Securities (All Portfolios). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which a Master Fund and/or certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Master Fund and/or certain Underlying Funds. Foreign investments may also subject a Master Fund and/or certain Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of a Master Fund and/or certain Underlying Funds investments.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2009:

	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
Asset Allocation	$(4,772)	$4,772
Bond	(748)	748
Growth	(9,141)	9,141
Growth-Income	(11,975)	11,975
International	—	—
World Allocation	—	—

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Asset Allocation	$3,960,064	$1,073,045	$—	$—
Bond	14,048,229	88,104	1,361	—
Growth	35,063,186	239,728,543	17,714,616	166,824,522
Growth-Income	28,816,378	90,512,499	21,439,167	59,162,191
International	40,904,055	188,005,316	25,647,700	82,844,341
World Allocation	285,130	—	—	—

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2009 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Asset Allocation	$5,271,574	$—	$23,913,459	$—	$—	—
Bond	12,719,427	—	4,006,149	—	(531,157)	2017
Growth	2,437,601	—	(388,263,413)	(1,670,651)	(8,227,825)	2017
Growth-Income	13,256,502	—	(264,438,845)	(1,140,461)	(2,938,071)	2017
International	13,364,998	936,840	(186,646,823)	—	—	—
World Allocation	4,363,713	316,348	12,748,317	—	—	—

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of December 31, 2009, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) through February 24, 2010, the date the financial statements were available to be issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

28

ING AMERICAN FUNDS ASSET ALLOCATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

MASTER FUND: 100.1%
21,308,429	American Funds Asset Allocation Fund - Class 1 Shares		$314,299,329

	Total Investments in Master Fund (Cost $286,078,218)*	100.1%	$314,299,329
	Other Assets and Liabilities - Net	(0.1)	(212,000)

	Net Assets	100.0%	$314,087,329

*	Cost for federal income tax purposes is $290,385,870.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$23,913,459
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$23,913,459

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Master Fund	$314,299,329	$—	$—	$314,299,329

Total Investments, at value	$314,299,329	$—	$—	$314,299,329

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

29

ING AMERICAN FUNDS BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

MASTER FUND: 100.1%
48,623,294	American Funds Bond Fund - Class 1 Shares		$502,278,630

	Total Investments in Master Fund (Cost $492,356,315)*	100.1%	$502,278,630
	Other Assets and Liabilities - Net	(0.1)	(298,397)

	Net Assets	100.0%	$501,980,233

*	Cost for federal income tax purposes is $498,272,481.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,006,149
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$4,006,149

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Master Fund	$502,278,630	$—	$—	$502,278,630

Total Investments, at value	$502,278,630	$—	$—	$502,278,630

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

30

ING AMERICAN FUNDS GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

MASTER FUND: 100.1%
47,124,195	American Funds Growth Fund - Class 2 Shares		$2,172,425,382

	Total Investments in Master Fund (Cost $2,529,287,067)*	100.1%	$2,172,425,382
	Other Assets and Liabilities - Net	(0.1)	(1,153,308)

	Net Assets	100.0%	$2,171,272,074

*	Cost for federal income tax purposes is $2,560,688,795.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	—
Gross Unrealized Depreciation	(388,263,413)

Net Unrealized Depreciation	$(388,263,413)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Master Fund	$2,172,425,382	$—	$—	$2,172,425,382

Total Investments, at value	$2,172,425,382	$—	$—	$2,172,425,382

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

31

ING AMERICAN FUNDS GROWTH-INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

MASTER FUND: 100.1%
45,587,064	American Funds Growth-Income Fund - Class 2 Shares		$1,421,404,642

	Total Investments in Master Fund (Cost $1,663,593,896)*	100.1%	$1,421,404,642
	Other Assets and Liabilities - Net	(0.1)	(784,233)

	Net Assets	100.0%	$1,420,620,409

*	Cost for federal income tax purposes is $1,685,843,487.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	—
Gross Unrealized Depreciation	(264,438,845)

Net Unrealized Depreciation	$(264,438,845)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Master Fund	$1,421,404,642	$—	$—	$1,421,404,642

Total Investments, at value	$1,421,404,642	$—	$—	$1,421,404,642

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

32

ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

MASTER FUND: 100.1%
84,119,120	American Funds International Fund - Class 2 Shares		$1,439,278,146

	Total Investments in Master Fund (Cost $1,617,237,769)*	100.1%	$1,439,278,146
	Other Assets and Liabilities - Net	(0.1)	(765,055)

	Net Assets	100.0%	$1,438,513,091

*	Cost for federal income tax purposes is $1,625,924,969.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	—
Gross Unrealized Depreciation	(186,646,823)

Net Unrealized Depreciation	$(186,646,823)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Master Fund	$1,439,278,146	$—	$—	$1,439,278,146

Total Investments, at value	$1,439,278,146	$—	$—	$1,439,278,146

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

33

ING AMERICAN FUNDS WORLD ALLOCATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

UNDERLYING FUNDS: 100.1%
2,703,036	American Funds Bond Fund - Class 1 Shares		$27,922,358
405,250	American Funds Global Small Capitalization Fund - Class 1 Shares		7,294,509
708,645	American Funds Growth Fund - Class 1 Shares		32,916,553
309,568	American Funds High-Income Bond Fund - Class 1 Shares		3,247,367
1,135,616	American Funds International Fund - Class 1 Shares		19,498,532
619,910	American Funds New World Fund - Class 1 Shares		12,422,997

	Total Investments in Underlying Funds (Cost $90,510,225)*	100.1%	$103,302,316
	Other Assets and Liabilities - Net	(0.1)	(90,578)

	Net Assets	100.0%	$103,211,738

*	Cost for federal income tax purposes is $90,553,999.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$12,748,317
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$12,748,317

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Underlying Funds	$103,302,316	$—	$—	$103,302,316

Total Investments, at value	$103,302,316	$—	$—	$103,302,316

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

34

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2009 were as follows:

Fund Name	Type	Per Share Amount

ING American Funds Asset Allocation Portfolio	NII	$0.1200
	LTCG	$0.0327

ING American Funds Bond Portfolio	NII	$0.3162
	LTCG	$0.0020

ING American Funds Growth Portfolio	NII	$0.8023
	LTCG	$5.4870

ING American Funds Growth-Income Portfolio	NII	$0.6761
	LTCG	$2.1248

ING American Funds International Portfolio	NII	$0.5922
	LTCG	$2.7219

ING American Funds World Allocation Portfolio	NII	$0.0472

NII - Net investment income

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2009, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING American Funds Asset Allocation Portfolio	40.60%

ING American Funds Bond Portfolio	1.98%

ING American Funds Growth Portfolio	100.00%

ING American Funds Growth-Income Portfolio	100.00%

ING American Funds World Allocation Portfolio	18.76%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

35

TAX INFORMATION (UNAUDITED) (CONTINUED)

Dividends paid during the year ended December 31, 2009 were as follows:

Fund Name	Type	Per Share Amount

ING American Funds Asset Allocation Portfolio	NII	$0.1200
	LTCG	$0.0327

ING American Funds Bond Portfolio	NII	$0.3162
	LTCG	$0.0020

ING American Funds Growth Portfolio	NII	$0.8023
	LTCG	$5.4870

ING American Funds Growth-Income Portfolio	NII	$0.6761
	LTCG	$2.1248

ING American Funds International Portfolio	NII	$0.5922
	LTCG	$2.7219

ING American Funds World Allocation Portfolio	NII	$0.0472

NII - Net investment income

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2009, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING American Funds Asset Allocation Portfolio	40.60%

ING American Funds Bond Portfolio	1.98%

ING American Funds Growth Portfolio	100.00%

ING American Funds Growth-Income Portfolio	100.00%

ING American Funds World Allocation Portfolio	18.76%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

36

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the trust, and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	November 2007 -Present	President, National Charity League/Canaan Parish Board (June 2008 - Present) and Consultant (January 2005 - Present).	136	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2005 - Present	President, Bechtler Arts Foundation (March 2008 - Present); Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - November 2005).	136	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC (January 2000 - Present).	136	Wisconsin Energy Corporation (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	November 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	136	First Marblehead Corporation (October 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age :64	Trustee	January 1997 - Present	Retired. Formerly, President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	136	Bankers Trust Company, N.A., Des Moines (June 1992- Present) and Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	136	Assured Guaranty Ltd. (April 2004 - Present) and Odyssey Re Holdings Corp (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	136	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Chairman/ Trustee	January 1994 - Present	President, Springwell Corporation (March 1989 - Present).	136	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

37

TRUSTEE AND OFFICER INFORMATION (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Trustee who is an “Interested Person”:

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	November 2007 - Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007).	136	ING Canada Inc. (December 2004 - Present) and ING Bank, fsb (June 2001 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006).	178	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(7), ING Funds Services, LLC(8), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)

Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table (except for Mr. Mathews), ”Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)

Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Investment Adviser, ING Investments.

(6)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

38

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006)

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	March 2003 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President and Chief Investment Risk Officer	March 2003 - Present September 2009- Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	November 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	February 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present).

William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 - Present	Vice President, Head of Manager, Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

39

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); and Tax Senior , ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

40

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Section 15(c) of the Investment Trust Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory contract will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory contract, and who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve the contract. Thus, at a meeting held on November 12, 2009, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the “Advisory Contract”) between Directed Services LLC or ING Investments, LLC, as applicable (the “Adviser”,) and the Trust, on behalf of the Portfolios.

The Independent Trustees also held separate meetings on October 13 and November 10, 2009 to consider the renewal of the Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 12, 2009 meeting, the Board voted to renew the Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts for all the ING Funds were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory relationship separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contracts for the one-year period ending November 30, 2010. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory arrangement.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with the Advisory Contract renewal and approval. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees (“IRCs”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

renewal process has been codified in the Portfolios’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory arrangements (including the Portfolios’ Advisory Contract). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007, 2008 and 2009, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups of investment companies (“SPGs”) to be used by the Portfolios for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs, review benchmarks used to assess the performance of the funds in the ING Funds complex. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewal of the Portfolios’ Advisory Contract that would be effective through November 30, 2010. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract for the Portfolios for the year ending November 30, 2010, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 12, 2009 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of each Portfolio and other similarly managed funds in its SPG, as well as information regarding each Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of each Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Portfolios’ benchmark and SPG was selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the form of Advisory Contract; (6) copies of the Forms ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolios’) advisory contract, including a written analysis for each Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of each Portfolio; and (11) other information relevant to the Board’s evaluations.

The ING American Funds World Allocation Portfolio invests in a combination of mutual funds (“Underlying Funds”) that are advised by Capital Research and Management Company (“CRMC”) that, in turn, invest directly in a wide range of portfolio securities (such as stocks and bonds). Each of ING American Funds Asset Allocation Portfolio, ING American Funds Bond Portfolio, ING American Funds Growth Portfolio, ING American Funds Growth-Income Portfolio, and ING American Funds International Portfolio (collectively, the “American Funds Master-Feeder Portfolios”) operates as a master-feeder fund and fully invests in a corresponding master fund advised by CRMC. The Board and/or K&L Gates received responses to a series of questions posed by K & L Gates on behalf of the Trustees that related to CRMC.

The American Funds Master-Feeder Portfolios have only one class of shares, which was compared to the analogous class of shares for each fund in the SPG. It should be noted that the performance of each of the

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

American Funds Master-Feeder Portfolios primarily reflects the performance of the Master Fund in which it invests. With respect to ING American Funds World Allocation Portfolio, Service Class (Class S) shares of the Portfolio were used for purposes of certain comparisons between the Portfolio and its SPG. Class S shares generally were selected so that the ING American Funds World Allocation Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its SPG. It should be noted that ING American Funds World Allocation Portfolio operates as a fund-of-fund and the performance of the Portfolio primarily reflects the performance of the Underlying Funds in which it invests. Mutual funds chosen for inclusion in a Portfolio’s SPG were selected based upon criteria designed to mirror the Portfolio’s class being compared to the funds in the SPG.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board noted the resources that the Adviser has committed to the Board and the IRCs to assist the Board and the IRCs with their assessment of the investment performance of the funds in the ING Funds Complex (including the Portfolios) on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s IRCs to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the IING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board took into account the respective resources and reputations of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment Trust business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing the advisory relationship, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the Portfolios’ performance reports, particular attention in assessing

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2009. In addition, the Board also considered at its November 12, 2009 meeting certain additional data regarding performance and Portfolio asset levels as of September 30, 2009. The Board’s findings specific to each Portfolio’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by an Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules applicable to the underlying Master Fund in which each Portfolio invests results in a lower, aggregate advisory fee payable by Portfolio shareholders. As the Portfolio does not have advisory fee breakpoints, but may benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that many of the Portfolios have experienced material declines in assets due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment Trust clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Portfolios to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structure of each Portfolio as it relates to the services provided under the contracts and the potential fall-out benefits to the Adviser and its respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the relevant Adviser are reasonable for the services that it performs, which were considered in light of the nature and quality of the services that it has performed and is expected to perform.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

Further, the Board considered that the decline in asset levels of the Portfolios caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board recognized that analysis of the Adviser’s profitability is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory fees of the Advisers primarily on the factors described for the Portfolios below.

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 12, 2009 meeting in relation to renewing the Portfolios’ current Advisory Contract for the year ending November 30, 2010. These specific factors are in addition to those considerations discussed above. In each case, a Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolios’ prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Portfolios’ management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

Portfolio-by- Portfolio Analysis

ING American Funds Asset Allocation Portfolio

In considering whether to approve the renewal of the Advisory Contract for the ING American Funds Asset Allocation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account that the Portfolio launched in April 2008 and therefore had a limited operating history for the purpose of analyzing its performance.

In considering the fees payable under the Advisory Contract for ING American Funds Asset Allocation Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract where (a) no advisory or administration fees are charged when the Portfolio is fully invested in the American Funds Insurance Series Asset Allocation Fund (the “Master Allocation Fund”), (b) there is an economies of scale benefit to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees at the Master Allocation Fund level, which result in lower fees at higher asset levels, and (c) the Advisory Contract provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws it assets from the Master Allocation Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio launched in April 2008, and it is reasonable to permit the Portfolio to establish a longer performance record for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds Bond Portfolio

In considering whether to approve the renewal of the Advisory Contract for the ING American Funds Bond

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, the third quintile for the year-to-date period, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account that the Portfolio launched in November 2007 and therefore had a limited performance record for the purpose of analyzing its performance.

In considering the fees payable under the Advisory Contract for ING American Funds Bond Portfolio, the Board took into account the factors described above and also considered: (1) under the Advisory Contract, no advisory fees are charged when the Portfolio is fully invested in the American Funds Bond Fund (the “Bond Master Fund”); (2) the Contract provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws its assets from the Bond Master Fund; (3) advisory fees are charged by the Bond Master Fund and indirectly borne by Portfolio shareholders; and (4) the expense ratio for the Portfolio is equal to the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio was launched in November 2007, and it is reasonable to permit the Portfolio to establish a longer performance record for the purpose of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds Growth

Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and five-year periods, the fourth quintile for the three-year period, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) in May 2009, there was a change to the portfolio management team that manages American Funds Growth Fund (the “Master Growth Fund”), the master fund in which the Portfolio invests its assets; (2) Management’s confidence in the investment mandate employed by the Master Growth Fund and Management’s analysis of the success of this mandate in prior periods; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) no advisory fees are charged when the Portfolio is fully invested in the Master Growth Fund’s Class 2 shares; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) taking into account that the Master Growth Fund’s portfolio management team was changed in May 2009 and that Management will continue to monitor the Portfolio’s performance, it is reasonable to permit the Portfolios to establish a longer performance record for purposes of evaluating performance. Based on these conclusions and other

46

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds Growth-Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for the ING American Funds Growth-Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter, three-year, and five-year periods; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, and the third quintile for the most recent calendar quarter, three-year, and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s confidence in the investment mandate employed by the American Funds Growth-Income Fund (the “Master Growth-Income Fund”), the master fund in which the Portfolio invests its assets, and Management’s analysis of this mandate’s success in prior periods; (3) Management’s expectation that the Portfolio’s longer-term performance will improve; and (4) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) no advisory fees are charged when the Portfolio is fully invested in the Master Growth-Income Fund’s Class 2 shares; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds International Portfolio

In considering whether to approve the renewal of the Advisory Contract for the ING American Funds International Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year, three-year, and five-year periods, and the third quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory Contract for ING American Funds International Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract when under the Advisory Contract, no advisory fees are charged when the Portfolio is fully invested in the American Funds International Fund (Class 2 shares); and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by

47

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds World Allocation Portfolio

In considering whether to approve the renewal of the Advisory Contract for the ING American Funds World Allocation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for the year-to-date period, but underperformed for the most recent calendar quarter; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, and the second quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory Contract for the ING American Funds World Allocation Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its SPG.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underling funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Contract for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

48

Investment Advisers

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UAMER	(1209-021810)

Annual Report

December 31, 2009

Adviser (“ADV”) and Institutional (“I”) Classes

ING Investors Trust

■	ING Retirement Conservative Portfolio

■	ING Retirement Growth Portfolio

■	ING Retirement Moderate Portfolio

■	ING Retirement Moderate Growth Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

It would be hard to find fault with the returns of securities markets over the past year, but we have been through a tumultuous period, and recent events raise new questions. By most measures (with the confounding exception of employment) the global recession is abating and economies are growing again, especially in the developing countries of Asia. Every silver lining has a cloud, though, and the improved but fragile outlook carries within it the same risks that got us into this crisis: disengaged monetary policies, unpredictable asset bubbles, enfeebled regulation and wilting political will.

Against the backdrop of the Davos World Economic Forum and President Obama’s first State of the Union address, Ben Bernanke, Chairman of the Federal Reserve, was confirmed by the Senate for a second four-year term, adding some element of certainty to the concerns of investors about the future. He and other policymakers still face economic problems, such as our growing long-term budget deficit, which will influence markets going forward.

How can this information help you with your investment plans? The outlook for corporate profits and market valuations is driven, at least in part, by reactions of government officials to economic and political events. The federal budget deficit casts overtones of uncertainty around expectations for inflation, for example, which could affect the value of all assets in U.S. markets. As a result, it could make sense to broaden one’s investment horizons to include additional exposure to non-U.S. investments.

The strong returns of the stock markets last year should not obscure the fact that keeping a well-diversified asset mix is likely to serve your financial needs. Before you make any changes to your portfolio, discuss them thoroughly with your investment advisor to ensure they appropriately reflect your situation.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 28, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2009

In our semi-annual report we described how markets in risky assets, depressed by the financial crisis and recession, had abruptly recovered after early March to register gains through June 30, 2009. This was maintained in the second half of the fiscal year and global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), added 20.00%, for a return of 25.70% for the fiscal year ended December 31, 2009. (The MSCI World IndexSM returned 29.99% for the fiscal year ended December 31, 2009, measured in U.S. dollars). From the March 9, 2009 low point, the return was 60.90%. In currencies, the U.S. dollar was mixed for the year, losing 1.60% to the euro and 9.10% to the pound, but gaining 2.10% on the yen.

The rally had been credited to “green shoots”, a metaphor for signs, perhaps frail and erratic, that the worst of the financial crisis and resulting recession was over. Governments intervened massively to recapitalize companies considered systemically important, or at least to make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Some financial giants in the U.S. and U.K., once thought impregnable, now sit meekly under government control. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions). Corporations have instead issued bonds, which have been eagerly taken up by yield hungry investors.

“Cash-for-Clunkers” programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered an $8,000 tax credit to first-time home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part time. The UK reduced Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, the deficit equaled $1.42 trillion for the fiscal year ending September 30, 2009. To keep interest rates down, the Federal Reserve Board and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China’s rate of gross domestic product (“GDP”) growth is approaching 10% again and by the end of the year some key areas of the domestic economy were clearly looking better.

House prices are rising again. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities was reported in December to have risen for five consecutive months, although it was still down 7.30% from a year earlier. Sales of existing homes in November rose to the highest levels since February 2007.

On the employment front, just 11,000 jobs were lost in November and by year end the number of new unemployment claims was the lowest since July 2008. Yet the unemployment rate rose to 10.00%, having peaked at 10.20% even as thousands of workers left the labor force. Wage growth continued to decelerate and the average working week still hovered near lowest recorded levels. Broad, sustainable recovery will require a much more vigorous improvement in the labor market.

The economy, after four consecutive quarterly declines, has at least started to expand again. In the third quarter of 2009, GDP in the U.S. rose by 2.20% at an annual rate.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index (3) of investment grade bonds returned 5.93% for the fiscal year ended December 31, 2009. But improving risk appetite, combined with concern over the large volumes of issuance and fears of longer term inflation, meant that the Barclays Capital U.S. Treasury Index(4) component returned (3.57)% while the Barclays Capital Corporate Investment Grade Bond Index(5) returned 18.68%. High yield bonds, represented by the Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index(6), did even better, gaining a remarkable 58.76%. The annual yield on the 90-day U.S. Treasury Bills started the year at 12 basis points and ended it at just 5 basis points.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(7) including dividends, returned 26.46% for the fiscal year ended December 31, 2009, led by the technology and materials sectors, with telecoms and utilities lagging, albeit with positive returns. It was far from a smooth ride, and sentiment would periodically become fixated on the rather shaky foundation of the rally. Profits for

2

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2009

S&P 500® companies suffered their ninth straight quarter of annual decline in the third quarter. But this must surely change in the fourth quarter since in the corresponding period in 2008, S&P 500® earnings were actually negative.

In international markets, the MSCI Japan® Index(8) rose 9.10% for the fiscal year, all of it in the first half. By the second quarter, GDP was rising again but it was due to net exports and government stimulus. Domestic demand was still in the doldrums, with wages down for 18 straight months and deflation again the norm. The MSCI Europe ex UK® Index(9) surged 27.70%. As in the U.S., the region’s economy returned to growth in the third quarter of 2009. Prices stopped falling in November and by year end purchasing managers’ indices were in expansion mode. Against this, unemployment was still on the rise to 9.80%. The MSCI UK® Index(10) jumped 27.60%, despite the disappointment that, alone among the world’s largest economies, a rebound in GDP had not been reported by year end. Still, by November house prices were rising on an annual basis for the first time since early 2008, unemployment stabilized and, as in Continental Europe, purchasing managers’ indices pointed firmly to expansion.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)  The Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING RETIREMENT PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

The ING Retirement Portfolios consist of ING Retirement Conservative Portfolio, ING Retirement Growth Portfolio, ING Retirement Moderate Portfolio and ING Retirement Moderate Growth Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Retirement Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by Directed Services LLC (“Investment Adviser”), under the guidance of an Asset Allocation Committee(1). ING Investment Management Co. (“ING IM”) is the consultant (“Consultant”) to the Investment Adviser. Both the Investment Adviser and ING IM are indirect, wholly owned subsidiaries of ING Groep.

Portfolio Specifics(2): The Investment Adviser uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process is described in the Prospectus. Each Portfolio’s approximate target investment allocations (expressed as a percentage of its net assets) among the asset classes in which the Portfolios invest are set out on page 7. As these are target allocations, the actual allocations of the Portfolios’ assets may deviate from the percentages shown.

Assets will be allocated among the Underlying Funds and markets based on judgments made by the Investment Adviser. The performance of the Portfolios reflects the performance of the Underlying Funds in which each Portfolio invests and the weightings of each Portfolio’s assets in each Underlying Fund.

There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other asset classes. The Portfolios may be underweighted in assets or a market that is experiencing significant returns (or relative outperformance) or overweighted in assets or a market with significant declines (or relative underperformance).

The Asset Allocation Committee allocates each Portfolio’s assets among the Underlying Funds based on advice from the Consultant.

2009 was marked by significant volatility. In the first two months of the year, equity markets declined as unemployment and home foreclosures continued to rise and banks struggled with bad debt. Putting further downward pressure on U.S. equities was the lack of detail in the Financial Stability Plan presented by Treasury Secretary Geithner on February 10. During the second week in March, the stock market saw a dramatic turnaround and rallied from its lows. This rally continued throughout the remainder of 2009.

For the full reporting period, the Portfolios outperformed their respective benchmarks. Prior to October 24, 2009, we actively managed the investment allocations of the Lifestyle Portfolios by investing in actively managed underlying mutual funds. On October 24, 2009, we converted the Lifestyle Portfolios into the Retirement Portfolios, and changed the underlying funds to mixes of passively managed strategies.

During the first quarter of 2009, top individual contributors relative to their respective peer groups included ING T. Rowe Price Growth Equity Portfolio, ING Marsico Growth International Opportunities Portfolio and ING Neuberger Berman Partners Portfolio. ING T. Rowe Price Growth Equity Portfolio’s relative outperformance came from positive stock selection in all invested sectors except information technology (no exposure to utilities), coupled with an underweight allocation to financials and an overweight allocation to information technology. For ING Marsico International Opportunities Portfolio, lack of exposure to utilities, as well as strong stock selection in healthcare, energy and financials, contributed to its outperformance. ING Neuberger Berman Partners Portfolio benefited from strong stock selection within financials and energy for the quarter.

Also during the first quarter of 2009, top individual detractors relative to their respective peer groups included ING Janus Contrarian Portfolio, ING Disciplined Small Cap Value Portfolio and ING Disciplined International Small Cap

(1)

The members of the Asset Allocation Committee are William A. Evans, Heather Hackett and Paul Zemsky. Effective August 12, 2009, Ms. Hackett replaced Mike Roland as a member of the Investment Committee.

(2)

The Retirement Portfolios commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio into ING Retirement Conservative Portfolio, ING Retirement Growth Portfolio, ING Retirement Moderate Portfolio and ING Retirement Moderate Growth Portfolio, respectively. This discussion includes the LifeStyle Portfolios’ performance from January 1, 2009 through October 23, 2009 and the Retirement Portfolios’ performance from October 24, 2009 through December 31, 2009. The investment objectives and policies of ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio and each of the Retirement Portfolios differ in certain respects.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING RETIREMENT PORTFOLIOS

Portfolio. ING Janus Contrarian Portfolio’s overweight allocation to financials and minimal allocation to information technology — worst and best sectors for the quarter, respectively — caused its underperformance in the period. Poor stock selection among industrials, information technology, consumer staples and financials hurt ING Disciplined Small Cap Value’s relative performance. ING Disciplined International Small Cap Fund’s relative performance for the quarter suffered mainly due to its security selection, particularly among the materials, financials and consumer discretionary sectors.

During the second quarter, an individual contributor relative to its respective peer group was ING PIMCO Total Return Bond Portfolio. ING PIMCO Total Return Bond Portfolio benefited from its overweight to corporate bonds, particularly in financial credits, as well as from drawing down its excess position in agency mortgages dramatically throughout the quarter.

Also, during the second quarter, individual detractors relative to their respective peer groups were ING Artio Foreign Portfolio and ING Pioneer Mid Cap Value. ING Artio Foreign Portfolio’s poor stock selection in eight out of ten sectors, especially within financials and energy, coupled with an underweight in financials, detracted from relative results during the quarter. Poor stock selection in eight out of ten sectors, most notably in financials, materials and industrials, hurt ING Pioneer Mid Cap Value Portfolio’s relative results.

During the third quarter, individual contributors relative to their respective peer groups were ING Intermediate Bond Portfolio and ING PIMCO Total Return Bond Portfolio. ING Intermediate Bond Portfolio’s positive results were due to sizable sector overweights and strong security selection within credit and non-agency residential mortgage-backed securities (“RMBS”). ING PIMCO Total Return Bond Portfolio’s performance benefited from an overweight to financial credits, a successful above-index duration posture, as well as from an overweight allocation to agency mortgage pass-through securities, which benefited from continued Fed purchases.

Also during the third quarter, an individual detractor relative to its respective peer group was ING Pioneer Mid Cap Value Portfolio. Poor stock selection within nine out of ten sectors, most notably consumer discretionary and health care, hurt ING Pioneer Mid Cap Value Portfolio’s relative results.

During the fourth quarter, the ING LifeStyle Portfolios were merged into the newly created ING Retirement Portfolios, a risk-based asset allocation suite that is primarily comprised of passive strategies. During the quarter, the domestic equity holdings within the Underlying Funds performed the best, with large cap stocks outperforming both mid and small cap stocks. However, the ING FTSE 100 Index Portfolio was the best performing underlying strategy, while ING Japan Equity Index Portfolio delivered the weakest performance during the quarter. Bonds had a relatively weak quarter, with losses in December. For the quarter, core bonds eked out a small gain, with TIPS the stronger performer among the fixed income holdings of the Underlying Funds.

Current Strategy and Outlook: As we move into 2010 with what we believe is a more stable global economic and financial environment, we remain cautiously optimistic that markets will have some upside in the coming quarters. We believe sentiment remains fragile, however, and the path out of the economic trough could prove to be uneven and sub-par by historical standards. We think the markets have the potential to remain volatile, and we believe a strategy that emphasizes multiple asset classes should be well placed to navigate that volatility. The Retirement Portfolios began 2010 at a neutral position relative to our strategic asset classes. We will continue to seek opportunities to add value through tactical positioning.

The Investment Adviser uses the ING Retirement Conservative Model, ING Retirement Growth Model, ING Retirement Moderate Model and ING Retirement Moderate Growth Model as benchmarks to which it compares the performance of the ING Retirement Conservative Portfolio, ING Retirement Growth Portfolio, ING Retirement Moderate Portfolio and ING Retirement Moderate Growth Portfolio, respectively. Each Model is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Model, as a percentage of the Model.

	ING Retirement Conservative Model	ING Retirement Growth Model	ING Growth Composite Model	ING Retirement Moderate Model	ING Retirement Moderate Growth Model	ING Moderate Growth Composite Model
Russell 3000® Index(1)	30%	75%	80%	50%	65%	60%
Barclays Capital U.S. Aggregate Bond Index(2)	70%	25%	20%	40%	35%	40%
Citigroup 3-Month T-Bill Index(3)	0%	0%	0%	10%	0%	0%

5

ING RETIREMENT PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

The average annual returns for the periods ended December 31, 2009 for the Portfolios and their respective Model benchmarks are as follows:

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception April 28, 2006(4)		Since Inception October 31, 2007(4)
ING Retirement Conservative Portfolio, Class I	18.52%	N/A		(2.36	)%*
ING Retirement Conservative Model(5)	12.72%	N/A		1.01	%*
ING Retirement Growth Portfolio, Class I	26.61%	(2.98	)%**	N/A
ING Retirement Growth Model(6)	22.83%	0.16	%**	N/A
ING Growth Composite Model(7)	23.94%	(0.31	)%**	N/A
ING Retirement Moderate Portfolio, Class I	21.35%	0.21	%**	N/A
ING Retirement Moderate Model(8)	16.61%	2.06	%**	N/A
ING Retirement Moderate Growth Portfolio, Class I	24.88%	(1.09	)%**	N/A
ING Retirement Moderate Growth Model(9)	20.60%	1.08	%**	N/A
ING Moderate Growth Composite Model(10)	19.48%	1.53	%**	N/A
(1)	The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.
(2)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate-debt securities.
(3)	The Citigroup 3-Month T-Bill Index is an unmanaged index of the three-month Treasury bills.
(4)

The Retirement Portfolios commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio into ING Retirement Conservative Portfolio, ING Retirement Growth Portfolio, ING Retirement Moderate Portfolio and ING Retirement Moderate Growth Portfolio, respectively. The performance is considered to be the past performance of each Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio. The investment objectives and policies of ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio and each of the Retirement Portfolios differ in certain respects.

(5)	The ING Retirement Conservative Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings.
(6)	The ING Retirement Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings.
(7)	The ING Growth Composite Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings.
(8)	The ING Retirement Moderate Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings.
(9)	The ING Retirement Moderate Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings.
(10)	The ING Moderate Growth Composite Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings.
*	Since inception performance of the model is shown from November 1, 2007.
**	Since inception performance of the model is shown from May 1, 2006.

6

PORTFOLIO MANAGERS’ REPORT	ING RETIREMENT PORTFOLIOS

The following tables illustrate the asset allocation of each Portfolio to the Underlying Funds, as well as to the underlying asset class allocation targets:

Asset Allocation

as of December 31, 2009

(as a percentage of net assets)

Underlying Affiliated Funds	ING Retirement Conservative Portfolio	ING Retirement Growth Portfolio	ING Retirement Moderate Portfolio	ING Retirement Moderate Growth Portfolio
ING BlackRock Inflation Protected Bond Portfolio — Class I	23.0%	—	12.9%	—
ING Dow Jones Euro STOXX 50® Index Portfolio — Class I	3.2%	9.3%	6.5%	7.7%
ING FTSE 100 Index® Portfolio — Class I	2.4%	7.0%	4.9%	5.8%
ING Hang Seng Index Portfolio — Class I	0.4%	1.1%	0.8%	0.9%
ING Japan Equity Index Portfolio — Class I	2.0%	5.7%	3.9%	4.7%
ING Russell™ Mid Cap Index Portfolio — Class I	2.0%	14.1%	8.1%	12.1%
ING Russell™ Small Cap Index Portfolio — Class I	—	6.1%	2.1%	4.1%
ING Stock Index Portfolio — Class I	20.2%	32.0%	24.1%	30.1%
ING U.S. Bond Index Portfolio — Class I	46.8%	24.7%	36.7%	34.6%
Other assets and liabilities — Net	(0.0)%*	(0.0)%*	(0.0)%*	(0.0)%*

	100.0%	100.0%	100.0%	100.0%

*	Amount is more than (0.05)%

Portfolio holdings are subject to change.

Target Allocations

as of December 31, 2009

(as a percentage of net assets)(1)

	ING Retirement Conservative Portfolio	ING Retirement Growth Portfolio	ING Retirement Moderate Portfolio	ING Retirement Moderate Growth Portfolio
U.S. Large Cap Stocks	20%	32%	24%	30%
U.S. Mid Cap Stocks	2%	14%	8%	12%
U.S. Small Cap Stocks	0%	6%	2%	4%
Non-U.S./International Stocks	8%	23%	16%	19%
Emerging Markets Equity	0%	0%	0%	0%
Bonds	47%	25%	37%	35%
Treasury Inflation Protected Securities	23%	0%	13%	0%

	100%	100%	100%	100%

(1)

Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Retirement Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

7

ING RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Classes ADV and I October 31, 2007*
Class ADV	17.89%	(2.83)%
Class I	18.52%	(2.36)%
Russell 3000® Index(2)	28.34%	(11.70	)%(1)
Barclays Capital U.S. Aggregate Bond Index(3)	5.93%	6.15	%(1)
ING Retirement Conservative Model(4)	12.72%	1.01	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Retirement Conservative Portfolio against the ING Retirement Conservative Model and the indices indicated. The model and indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	ING Retirement Conservative Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Conservative Portfolio into ING Retirement Conservative Portfolio. The performance of ING LifeStyle Conservative Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Conservative Portfolio. The investment objectives and policies of ING LifeStyle Conservative Portfolio and ING Retirement Conservative Portfolio differ in certain respects.
(1)	Since inception performance of the model and indices is shown from November 1, 2007.
(2)	The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.
(3)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
(4)

The ING Retirement Conservative Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 6 for additional information.

8

PORTFOLIO MANAGERS’ REPORT	ING RETIREMENT GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Classes ADV and I April 28, 2006*
Class ADV	25.90%	(3.57)%
Class I	26.61%	(2.98)%
Russell 3000® Index(2)	28.34%	(2.26	)%(1)
Barclays Capital U.S. Aggregate Bond Index(3)	5.93%	6.38	%(1)
ING Retirement Growth Model(4)	22.83%	0.16	%(1)
ING Growth Composite Model(5)	23.94%	(0.31	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Retirement Growth Portfolio against the ING Retirement Growth Model and the indices indicated. The model and the indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	ING Retirement Growth Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Growth Portfolio into ING Retirement Growth Portfolio. The performance of ING LifeStyle Growth Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Growth Portfolio. The investment objectives and policies of ING LifeStyle Growth Portfolio and ING Retirement Growth Portfolio differ in certain respects.
(1)	Since inception performance of the models and indices is shown from May 1, 2006.
(2)	The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.
(3)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
(4)

The ING Retirement Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 6 for additional information.

(5)

The ING Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 6 for additional information.

9

ING RETIREMENT MODERATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Classes ADV and I April 28, 2006*
Class ADV	20.60%	(0.40)%
Class I	21.35%	0.21%
Russell 3000® Index(2)	28.34%	(2.26	)%(1)
Barclays Capital U.S. Aggregate Bond Index(3)	5.93%	6.38	%(1)
ING Retirement Moderate Model(4)	16.61%	2.06	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Retirement Moderate Portfolio against the ING Retirement Moderate Model and the indices indicated. The model and the indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	ING Retirement Moderate Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Portfolio into ING Retirement Moderate Portfolio. The performance of ING LifeStyle Moderate Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Portfolio. The investment objectives and policies of ING LifeStyle Moderate Portfolio and ING Retirement Moderate Portfolio differ in certain respects.
(1)	Since inception performance of the model or indices is shown from May 1, 2006.
(2)	The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.
(3)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
(4)

The ING Retirement Moderate Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 6 for additional information.

10

PORTFOLIO MANAGERS’ REPORT	ING RETIREMENT MODERATE GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Classes ADV and I April 28, 2006*
Class ADV	24.24%	(1.69)%
Class I	24.88%	(1.09)%
Russell 3000® Index(2)	28.34%	(2.26	)%(1)
Barclays Capital U.S. Aggregate Bond Index(3)	5.93%	6.38	%(1)
ING Retirement Moderate Growth Model(4)	20.60%	1.08	%(1)
ING Moderate Growth Composite Model(5)	19.48%	1.53	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Retirement Moderate Growth Portfolio against the ING Retirement Moderate Growth Model and the indices indicated. The model and the indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total returns. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	ING Retirement Moderate Growth Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Growth Portfolio into ING Retirement Moderate Growth Portfolio. The performance of ING LifeStyle Moderate Growth Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Growth Portfolio. The investment objectives and policies of ING LifeStyle Moderate Growth Portfolio and ING Retirement Moderate Growth Portfolio differ in certain respects.
(1)	Since inception performance of the models and indices is shown from May 1, 2006.
(2)	The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.
(3)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
(4)

The ING Retirement Moderate Growth Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 6 for additional information.

(5)

The ING Moderate Growth Composite Model is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 6 for additional information.

11

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2009**	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2009**
ING Retirement Conservative Portfolio
Class ADV	$1,000.00	$1,105.40	0.43%	$2.28	$1,000.00	$1,023.04	0.43%	$2.19
Class I	1,000.00	1,109.10	0.17	0.90	1,000.00	1,024.35	0.17	0.87
ING Retirement Growth Portfolio
Class ADV	$1,000.00	$1,187.30	0.56%	$3.09	$1,000.00	$1,022.38	0.56%	$2.85
Class I	1,000.00	1,189.90	0.16	0.88	1,000.00	1,024.40	0.16	0.82
ING Retirement Moderate Portfolio
Class ADV	$1,000.00	$1,137.50	0.51%	$2.75	$1,000.00	$1,022.63	0.51%	$2.60
Class I	1,000.00	1,141.20	0.17	0.92	1,000.00	1,024.35	0.17	0.87
ING Retirement Moderate Growth Portfolio
Class ADV	$1,000.00	$1,167.60	0.54%	$2.95	$1,000.00	$1,022.48	0.54%	$2.75
Class I	1,000.00	1,171.20	0.16	0.88	1,000.00	1,024.40	0.16	0.82

*	Expense ratios do not include expense of underlying Portfolios.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

12

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

Effective October 26, 2009, the contractual obligations for the following Portfolios have changed. If these changes had been in place during the entire six-month period, actual and hypothetical ending account balances annualized expense ratios, including those of the underlying funds, and expenses paid would have been as follows:

	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2009**	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2009**
ING Retirement Conservative Portfolio
Class ADV	$1,000.00	$1,105.40	1.02%	$5.41	$1,000.00	$1,020.06	1.02%	$5.19
Class I	1,000.00	1,109.10	0.77	4.09	1,000.00	1,021.32	0.77	3.92
ING Retirement Growth Portfolio
Class ADV	$1,000.00	$1,187.30	1.13%	$6.23	$1,000.00	$1,019.51	1.13%	$5.75
Class I	1,000.00	1,189.90	0.88	4.86	1,000.00	1,020.77	0.88	4.48
ING Retirement Moderate Portfolio
Class ADV	$1,000.00	$1,137.50	1.04%	$5.60	$1,000.00	$1,019.96	1.04%	$5.30
Class I	1,000.00	1,141.20	0.79	4.26	1,000.00	1,021.22	0.79	4.02
ING Retirement Moderate Growth Portfolio
Class ADV	$1,000.00	$1,167.60	1.09%	$5.96	$1,000.00	$1,019.71	1.09%	$5.55
Class I	1,000.00	1,171.20	0.84	4.60	1,000.00	1,020.97	0.84	4.28

*	Expense ratios do include expense of underlying Portfolios.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Retirement Conservative Portfolio (formerly, ING LifeStyle Conservative Portfolio), ING Retirement Growth Portfolio (formerly, ING LifeStyle Growth Portfolio), ING Retirement Moderate Growth Portfolio (formerly, ING LifeStyle Moderate Growth Portfolio), and ING Retirement Moderate Portfolio (formerly, ING Lifestyle Moderate Portfolio), each a series of ING Investors Trust, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2010

14

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING Retirement Conservative Portfolio	ING Retirement Growth Portfolio	ING Retirement Moderate Portfolio	ING Retirement Moderate Growth Portfolio
ASSETS:
Investments in affiliated underlying funds*	417,811,224	4,731,259,529	1,932,332,694	3,242,881,624
Receivables:
Investments in affiliated underlying funds sold	347	1,408,619	34,870	390,762
Fund shares sold	477,099	21,744	1,543,647	16,511
Dividends and interest	2,018	201,336	51,317	106,686
Prepaid expenses	3,701	51,733	21,233	35,716

Total assets	418,294,389	4,732,942,961	1,933,983,761	3,243,431,299

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	357,521	—	1,512,081	—
Payable for fund shares redeemed	119,578	1,204,548	31,566	345,693
Payable to affiliates	139,515	2,249,088	783,993	1,448,849
Payable for trustee fees	1,161	13,469	10,274	26,691
Other accrued expenses and liabilities	26,340	297,786	159,027	229,498

Total liabilities	644,115	3,764,891	2,496,941	2,050,731

NET ASSETS	$417,650,274	$4,729,178,070	$1,931,486,820	$3,241,380,568

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$406,020,853	$5,993,183,951	$2,156,066,093	$3,831,488,426
Undistributed net investment income	1,135,804	17,663,030	10,845,246	15,376,369
Accumulated net realized gain (loss) on investments	592,025	(1,541,982,736)	(307,860,916)	(757,686,133)
Net unrealized appreciation on investments	9,901,592	260,313,825	72,436,397	152,201,906

NET ASSETS	$417,650,274	$4,729,178,070	$1,931,486,820	$3,241,380,568

* Cost of investments in affiliated underlying funds	$407,909,632	$4,470,945,704	$1,859,896,297	$3,090,679,718

Class ADV:
Net assets	$417,649,424	$4,683,690,475	$1,915,456,683	$3,221,965,589
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	50,056,185	498,486,182	193,612,482	333,516,493
Net asset value and redemption price per share	$8.34	$9.40	$9.89	$9.66
Class I:
Net assets	$850	$45,487,595	$16,030,137	$19,414,979
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	101	4,828,059	1,608,453	2,021,116
Net asset value and redemption price per share	$8.42	$9.42	$9.97	$9.61

See Accompanying Notes to Financial Statements

15

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING Retirement Conservative Portfolio	ING Retirement Growth Portfolio	ING Retirement Moderate Portfolio	ING Retirement Moderate Growth Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$9,178,754	$68,374,110	$43,630,390	$62,044,102

Total investment income	9,178,754	68,374,110	43,630,390	62,044,102

EXPENSES:
Investment management fees	398,736	4,878,458	2,359,808	3,941,510
Distribution and service fees:
Class ADV	389,437	4,392,132	1,796,022	3,013,730
Class S*	516,669	6,422,024	3,248,974	5,465,053
Class S2*	1,412	41,162	66,634	49,970
Transfer agent fees	2,101	1,039	6,548	4,803
Administrative service fees	77,809	886,770	362,219	606,396
Shareholder reporting expense	11,807	147,156	67,950	124,976
Registration fees	89	957	304	726
Professional fees	33,507	149,973	153,632	182,556
Custody and accounting expense	22,207	208,506	120,630	191,081
Trustee fees	7,197	85,240	38,444	77,220
Miscellaneous expense	8,401	91,516	50,996	81,047

Total expenses	1,469,372	17,304,933	8,272,161	13,739,068
Net waived and reimbursed fees	(271,137)	(1,554,694)	(945,579)	(1,282,977)

Net expenses	1,198,235	15,750,239	7,326,582	12,456,091

Net investment income	7,980,519	52,623,871	36,303,808	49,588,011

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS:
Net realized gain (loss) on:
Sale of affiliated underlying funds	33,284,042	(805,854,498)	(220,782,079)	(542,068,475)
Capital gain distributions from affiliated underlying funds	3,436,057	16,200,064	13,793,759	19,374,263

Net realized gain (loss) on affiliated underlying funds	36,720,099	(789,654,434)	(206,988,320)	(522,694,212)

Net change in unrealized appreciation or depreciation on affiliated underlying funds	10,458,391	1,556,921,129	507,136,308	1,112,686,785

Net realized and unrealized gain on affiliated underlying funds	47,178,490	767,266,695	300,147,988	589,992,573

Increase in net assets resulting from operations	$55,159,009	$819,890,566	$336,451,796	$639,580,584

*	Effective October 24, 2009, Class S and S2 shareholders of ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio were each converted to Class ADV shares of each respective Portfolio.

See Accompanying Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	ING Retirement Conservative Portfolio		ING Retirement Growth Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$7,980,519	$1,560,297	$52,623,871	$66,967,265
Net realized gain (loss) on sale of affiliated underlying funds	36,720,099	(1,016,353)	(789,654,434)	(290,506,567)
Net change in unrealized appreciation or depreciation on affiliated underlying funds	10,458,391	(556,740)	1,556,921,129	(1,425,348,598)

Increase (decrease) in net assets resulting from operations	55,159,009	(12,796)	819,890,566	(1,648,887,900)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(3,018)	—	(506)	(8)
Class I	(24)	—	(1,296,670)	(615,304)
Class S*	(9,178,719)	(47)	(146,399,051)	(62,218,774)
Class S2*	(29,296)	—	(467,264)	(175,069)
Net realized gains:
Class ADV	(11,283)	—	(254)	(52)
Class I	(82)	—	(542,197)	(1,876,935)
Class S*	(34,178,505)	(23)	(65,539,430)	(215,397,802)
Class S2*	(115,770)	—	(216,113)	(673,617)

Total distributions	(43,516,697)	(70)	(214,461,485)	(280,957,561)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	287,899,602	136,045,762	147,529,950	809,369,920
Proceeds from shares issued in merger (Note 9)	—	—	953,440,375	—
Reinvestment of distributions	43,516,485	70	214,461,485	280,957,501

	331,416,087	136,045,832	1,315,431,810	1,090,327,421
Cost of shares redeemed	(58,097,844)	(3,347,256)	(227,384,679)	(127,921,197)

Net increase in net assets resulting from capital share transactions	273,318,243	132,698,576	1,088,047,131	962,406,224

Net increase (decrease) in net assets	284,960,555	132,685,710	1,693,476,212	(967,439,237)

NET ASSETS:
Beginning of year	132,689,719	4,009	3,035,701,858	4,003,141,095

End of year	$417,650,274	$132,689,719	$4,729,178,070	$3,035,701,858

Undistributed net investment income at end of year	$1,135,804	$1,806,292	$17,663,030	$102,256,020

*	Effective October 24, 2009, Class S and S2 shareholders of ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio were each converted to Class ADV shares of each respective Portfolio.

See Accompanying Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	ING Retirement Moderate Portfolio		ING Retirement Moderate Growth Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$36,303,808	$47,291,422	$49,588,011	$69,203,090
Net realized loss on sale of affiliated underlying funds	(206,988,320)	(50,647,921)	(522,694,212)	(131,814,861)
Net change in unrealized appreciation or depreciation on affiliated underlying funds	507,136,308	(463,068,792)	1,112,686,785	(1,046,151,221)

Increase (decrease) in net assets resulting from operations	336,451,796	(466,425,291)	639,580,584	(1,108,762,992)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(3,635)	(12)	(30)	(11)
Class I	(851,647)	(238,163)	(927,629)	(376,764)
Class S*	(96,102,271)	(29,732,765)	(144,698,619)	(58,035,241)
Class S2*	(1,092,399)	(299,162)	(634,543)	(275,405)
Net realized gains:
Class ADV	(782)	(33)	(14)	(44)
Class I	(174,278)	(388,919)	(322,177)	(825,033)
Class S*	(21,607,274)	(53,211,775)	(55,526,642)	(141,341,323)
Class S2*	(247,504)	(558,589)	(255,430)	(694,914)

Total distributions	(120,079,790)	(84,429,418)	(202,365,084)	(201,548,735)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	205,409,522	666,752,122	163,344,048	677,620,065
Reinvestment of distributions	120,079,734	84,429,373	202,365,040	201,548,681

	325,489,256	751,181,495	365,709,088	879,168,746
Cost of shares redeemed	(89,675,759)	(75,700,507)	(105,679,939)	(95,723,554)

Net increase in net assets resulting from capital share transactions	235,813,497	675,480,988	260,029,149	783,445,192

Net increase (decrease) in net assets	452,185,503	124,626,279	697,244,649	(526,866,535)

NET ASSETS:
Beginning of year	1,479,301,317	1,354,675,038	2,544,135,919	3,071,002,454

End of year	$1,931,486,820	$1,479,301,317	$3,241,380,568	$2,544,135,919

Undistributed net investment income at end of year	$10,845,246	$62,979,890	$15,376,369	$99,363,546

*	Effective October 24, 2009, Class S and S2 shareholders of ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio were each converted to Class ADV shares of each respective Portfolio.

See Accompanying Notes to Financial Statements

18

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Retirement Conservative Portfolio(a)
Class ADV
12-31-09	7.97	0.21	•	1.20	1.41	0.22		0.82		—	1.04		8.34	17.89	0.78	0.43	0.43	2.60	417,649	143
12-31-08	9.92	0.29	•	(2.24)	(1.95)	—		0.00	*	—	0.00	*	7.97	(19.66)	1.23	0.76	0.76	3.11	1	68
10-31-07(5) - 12-31-07	10.00	0.06		(0.14)	(0.08)	—		—		—	—		9.92	(0.80)	36.24	0.74	0.74	3.83	1	3
Class I
12-31-09	8.01	0.24		1.23	1.47	0.24		0.82		—	1.06		8.42	18.52	0.20	0.17	0.17	2.91	1	143
12-31-08	9.93	0.39	•	(2.31)	(1.92)	0.00	*	0.00	*	—	0.00	*	8.01	(19.33)	0.48	0.16	0.16	4.25	1	68
10-31-07(5) - 12-31-07	10.00	0.08		(0.15)	(0.07)	—		—		—	—		9.93	(0.70)	35.49	0.14	0.14	5.01	1	3

ING Retirement Growth Portfolio(a)
Class ADV
12-31-09	7.95	0.11	•	1.87	1.98	0.36		0.17		—	0.53		9.40	25.90	0.74	0.56	0.56	1.23	4,683,690	120
12-31-08	13.47	0.44	•	(5.20)	(4.76)	0.10		0.66		—	0.76		7.95	(36.89)	0.92	0.76	0.76	5.20	13	83
12-31-07	13.43	0.07		0.39	0.46	0.08		0.34		—	0.42		13.47	3.33	0.91	0.74	0.74	0.55	1	37
04-28-06(5) - 12-31-06	12.92	0.06		0.75	0.81	0.06		0.24		—	0.30		13.43	6.54	0.90	0.74	0.74	0.75	1	21
Class I
12-31-09	7.97	0.16		1.88	2.04	0.42		0.17		—	0.59		9.42	26.61	0.19	0.16	0.16	1.82	45,488	120
12-31-08	13.57	0.22	•	(4.94)	(4.72)	0.22		0.66		—	0.88		7.97	(36.55)	0.17	0.16	0.16	2.02	24,913	83
12-31-07	13.48	0.16	•	0.42	0.58	0.15		0.34		—	0.49		13.57	4.15	0.16	0.14	0.14	1.16	38,624	37
04-28-06(5) - 12-31-06	12.92	0.11	•	0.75	0.86	0.06		0.24		—	0.30		13.48	6.94	0.16	0.14	0.14	1.31	16,877	21

ING Retirement Moderate Portfolio(a)
Class ADV
12-31-09	8.81	0.19	•	1.56	1.75	0.55		0.12		—	0.67		9.89	20.60	0.77	0.51	0.51	1.93	1,915,457	126
12-31-08	12.53	0.31	•	(3.50)	(3.19)	0.14		0.39		—	0.53		8.81	(26.31)	0.92	0.76	0.76	2.80	1	70
12-31-07	12.33	0.22		0.36	0.58	0.15		0.23		—	0.38		12.53	4.65	0.91	0.74	0.74	1.69	1	47
04-28-06(5) - 12-31-06	11.93	0.17	•	0.53	0.70	0.12		0.18		—	0.30		12.33	5.93	0.91	0.74	0.74	2.07	1	19
Class I
12-31-09	8.84	0.22	•	1.60	1.82	0.57		0.12		—	0.69		9.97	21.35	0.19	0.17	0.17	2.43	16,030	126
12-31-08	12.60	0.39	•	(3.52)	(3.13)	0.24		0.39		—	0.63		8.84	(25.83)	0.17	0.16	0.16	3.65	10,898	70
12-31-07	12.38	0.31	•	0.34	0.65	0.20		0.23		—	0.43		12.60	5.26	0.16	0.14	0.14	2.47	4,926	47
04-28-06(5) - 12-31-06	11.93	0.23	•	0.52	0.75	0.12		0.18		—	0.30		12.38	6.36	0.16	0.14	0.14	2.77	1,460	19

See Accompanying Notes to Financial Statements

19

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)	Expenses net of all reductions/ additions (2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Retirement Moderate Growth Portfolio(a)
Class ADV
12-31-09	8.27	0.14	•	1.80	1.94	0.37	0.18	—	0.55	9.66	24.24	0.75	0.54	0.54	1.53	3,221,966	128
12-31-08	12.89	0.22	•	(4.18)	(3.96)	0.13	0.53	—	0.66	8.27	(31.89)	0.92	0.76	0.76	1.99	1	74
12-31-07	12.78	0.14		0.39	0.53	0.12	0.30	—	0.42	12.89	4.10	0.91	0.74	0.74	1.11	1	37
04-28-06(5) - 12-31-06	12.30	0.12		0.67	0.79	0.11	0.20	—	0.31	12.78	6.62	0.91	0.74	0.74	1.49	1	20
Class I
12-31-09	8.30	0.18	•	1.80	1.98	0.49	0.18	—	0.67	9.61	24.88	0.18	0.16	0.16	2.03	19,415	128
12-31-08	12.98	0.29	•	(4.20)	(3.91)	0.24	0.53	—	0.77	8.30	(31.47)	0.17	0.16	0.16	2.65	16,019	74
12-31-07	12.83	0.24	•	0.39	0.63	0.18	0.30	—	0.48	12.98	4.86	0.16	0.14	0.14	1.86	17,903	37
04-28-06(5) - 12-31-06	12.30	0.21	•	0.63	0.84	0.11	0.20	—	0.31	12.83	7.03	0.16	0.14	0.14	2.68	6,164	20

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
(a)

References to each Portfolio’s financial highlights prior to October 24, 2009, include ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio, respectively.

•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009

NOTE 1 — ORGANIZATION

Organization. ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of forty-nine active separate investment series. The four Portfolios included in this report are: ING Retirement Conservative Portfolio (“Conservative”), ING Retirement Growth Portfolio (“Growth”), ING Retirement Moderate Portfolio (“Moderate”) and ING Retirement Moderate Growth Portfolio (“Moderate Growth”), (each, a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

On June 25, 2009, the Board of Trustees approved a proposal to reorganize (the “Reorganization”) each disappearing portfolio (a “Disappearing Portfolio” or collectively, the “Disappearing Portfolios”) with and into each surviving portfolio (a “Surviving Portfolio” or collectively, the “Surviving Portfolios”):

Disappearing Portfolio	Surviving Portfolio

ING LifeStyle Conservative Portfolio	Retirement Conservative

ING LifeStyle Growth Portfolio	Retirement Growth
ING LifeStyle Aggressive Growth Portfolio*

ING LifeStyle Moderate Portfolio	Retirement Moderate

ING LifeStyle Moderate Growth Portfolio	Retirement Moderate Growth

*	On October 24, 2009, ING LifeStyle Aggressive Growth Portfolio merged into ING LifeStyle Growth Portfolio.

As a result of the Reorganization, which was approved by shareholders of each Disappearing Portfolio, each owner of Class ADV, Class S and Class S2 shares of a Disappearing Portfolio became a shareholder of Class ADV shares of the respective Surviving Portfolio, and each owner of Class I shares of a Disappearing Portfolio became a shareholder of Class I shares of the respective Surviving Portfolio. Each Disappearing Portfolio was merged into the respective Surviving Portfolio, which are a risk-based asset allocation suite that are primarily comprised of passive strategies.

Each Portfolio seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Each Portfolio offers Class ADV and Class I shares. The separate classes of shares differ principally in the distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its average net assets. Expenses directly attributable to a particular Portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, transfer agency out-of-pocket expenses, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Shares of the Portfolios are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.

The Trust is intended to serve as an investment option for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the federal tax rules. The Trust currently functions as an investment option for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), ReliaStar Life Insurance Company, an indirect, wholly- owned subsidiary of ING Groep N.V. (“ING Groep”), United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect, wholly-owned subsidiary of ING USA. ING Groep is a global financial institution of Dutch origin offering banking, life insurance and retirement services. The Trust is also an investment option for contracts offered by the Security Equity Life Insurance Company, which is not an affiliate of ING.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. ING Groep expects that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch State and its EUR 7.5 billion rights issue.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The valuations of the Funds’ investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day.

Fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended December 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued additional guidance related to fair value measurements entitled, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Portfolios and the results of their operations due to the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

B.	Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management believes the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement (“Investment Management Agreement”) with Directed Services LLC (the “Investment Adviser” or “DSL”), an indirect, wholly-owned subsidiary of ING Groep. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio. Prior to the Reorganization, the Investment Management Agreement compensated the Investment Adviser at the following annual rates:

Portfolio	Fee
Conservative	0.14%
Growth	0.14%
Moderate	0.14%
Moderate Growth	0.14%

Following the Reorganization, if the Portfolios invest in Underlying Funds within the ING Funds Complex, the Investment Management Agreement compensates the Investment Adviser at an annual rate of 0.14% of each Portfolio’s average daily net assets. If the Portfolios invest outside of the ING Funds Complex and/or in direct investments, the Investment Management Agreement compensates the Investment Adviser at an annual rate of 0.24% of each Portfolio’s average daily net assets.

The Investment Adviser has engaged ING Investment Management Co. (“ING IM” or the “Consultant”) to act as a consultant. ING IM will perform tactical asset allocation analysis for the Investment Adviser. Prior to the Reorganization, ING Investments paid ING IM an annual fee of $200,000 for services rendered. Following the Reorganization, ING Investments pays ING IM a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates: 0.03% on the first $500 million in assets; and 0.025% on the next $500 million — $1 billion in assets; and 0.02% on the next $1 — 2 billion in assets; and 0.01% on assets over $2 billion.

The Investment Adviser retains sole authority over the allocation of each Portfolio’s assets and the selection of the particular Underlying Funds in which a Portfolio will invest. The Investment Adviser has accordingly established an Asset Allocation Committee to review ING IM’s analysis and determine the asset allocation for each Portfolio.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations and is responsible for the supervision of other service providers. Prior to the Reorganization, the Administrator received no compensation for its services. Following the Reorganization, the Administrator is entitled to receive from the Portfolios a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. Effective August 12, 2009, the Administrator agreed to waive the fee through May 1, 2012.

NOTE 4 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the year ended December 31, 2009, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Conservative	$639,170,734	$401,264,153
Growth	4,207,742,225	4,234,481,293
Moderate	2,264,518,718	2,112,272,096
Moderate Growth	3,696,177,802	3,588,552,621

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Prior to the Reorganization, Class ADV had a Rule 12b-1 Shareholder Service and Distribution Plan. Class ADV shares paid IFD a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. IFD had contractually agreed to waive a portion of its fee equal to 0.15% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class ADV shares of the Portfolios, so that the actual fee paid was at an annual rate of 0.35%.

Following the Reorganization, the Trust has entered into a Shareholder Service and Distribution Plan (the “Agreement”) for the ADV Class shares of each Portfolio. The Agreement compensates ING Funds Distributor, LLC (the “Distributor” or “IFD”) for the provision of shareholder services and/or account maintenance services and the distribution of shares to direct or indirect beneficial owners of ADV Class shares. Following the Reorganization, under the Agreement, each Portfolio makes payments to the Distributor a service fee of 0.25% and a distribution (12b-1) fee of 0.25% of each Portfolio’s average daily net assets attributable to ADV Class. IFD has contractually agreed to waive 0.2480%, 0.1587%, 0.1106% and 0.0751% of the distribution (12b-1) fee for the ADV Class shares of Retirement Conservative, Retirement Moderate, Retirement Moderate Growth and Retirement Growth, respectively. The actual distribution fee to be paid by Retirement Conservative, Retirement Moderate, Retirement Moderate Growth and Retirement Growth is at an annual rate of 0.002%, 0.0913%, 0.1394% and 0.1749%, respectively. The waiver will continue through at least May 1, 2012.

Prior to the Reorganization, Class S and Class S2 shares paid IFD a shareholder service fee of 0.25% of each Portfolio’s average daily net assets attributable to the respective classes. Class S2 shares also paid IFD a net distribution fee of 0.15% of each Portfolio’s average daily net assets attributable to Class S2 shares. Following the Reorganization, Class S and S2 shareholders were each converted to Class ADV shares of the respective Portfolios.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2009, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

Fund	Accrued Investment Management Fees	Accrued Shareholder Service and Distribution Fees	Total
Conservative	$49,827	$89,688	$139,515
Growth	561,423	1,687,665	2,249,088
Moderate	229,394	554,599	783,993
Moderate Growth	384,853	1,063,996	1,448,849

At December 31, 2009, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING USA Annuity and Life Insurance Company — Conservative (95.90%); Growth (96.01%); Moderate (95.17%); Moderate Growth (96.03%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Trust has adopted a Retirement Policy (“Policy”) covering independent trustees of the Trust who were trustees on or before May 9, 2007, and who will have served as an independent trustee for at least five years as of the date of their retirement (as that term is defined in the Policy). Benefits under the Policy are based on an annual rate as defined in the Policy. The Trust adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

Prior to the Reorganization, the Investment Adviser agreed to limit expenses, excluding interest, taxes, brokerage commissions and Acquired Fund fees and expenses, and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I
Conservative	0.77%	0.17%
Growth	0.77%	0.17%
Moderate	0.77%	0.17%
Moderate Growth	0.77%	0.17%

(1)

The operating expense limits apply only at the Portfolio level and do not limit fees payable by the underlying investment companies in which each Portfolio invests. The amount of the fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Following the Reorganization, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Portfolio(2)	Class ADV	Class I
Conservative	1.02%	0.77%
Growth	1.13%	0.88%
Moderate	1.04%	0.79%
Moderate Growth	1.09%	0.84%

(2)

The operating limits set out above apply at the Fund level and include expenses of the Underlying Funds in which the Portfolios invest. The amount of the fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months but only if, after such recoupment, that Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Investment Adviser on the accompanying Statements of Assets and Liabilities.

As of December 31, 2009, the Portfolios did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written termination of the expense limitation agreement within 90 days of the end of the then current term.

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Proceeds from shares converted	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Proceeds from shares converted	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
Retirement Conservative
Class ADV
12-31-09	4,635,116	—	47,088,558	1,727	(1,669,318)	—	50,056,083	38,353,165	—	388,409,148	14,302	(13,923,502)	—	412,853,113
12-31-08	1	—	—	—	—	—	1	5	—	—	—	—	—	5
Class I
12-31-09	1	—	—	—	(1)	—	—	10	—	—	—	(11)	—	(1)
12-31-08	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Class S(1)
12-31-09	30,323,463	—	—	5,211,746	(5,428,808)	(46,713,093)	(16,606,692)	248,287,632	—	—	43,357,223	(44,149,493)	(387,110,604)	(139,615,242)
12-31-08	17,003,852	—	—	7	(397,268)	—	16,606,591	136,045,757	—	—	70	(3,347,256)	—	132,698,571
Class S2(1)
12-31-09	143,390	—	—	17,601	(2,831)	(158,261)	(101)	1,258,795	—	—	144,960	(24,838)	(1,298,544)	80,373
12-31-08	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Retirement Growth
Class ADV
12-31-09	602,025	101,709,072	404,779,597	93	(8,606,269)	—	498,484,518	5,612,849	937,542,309	3,731,177,782	760	(79,303,922)	—	4,595,029,778
12-31-08	1,586	—	—	—	(1)	—	1,585	11,880	—	—	—	(12)	—	11,868
Class I
12-31-09	742,938	1,721,386	—	220,754	(980,952)	—	1,704,126	6,123,411	15,898,066	—	1,838,867	(8,252,212)	—	15,608,132
12-31-08	913,502	—	—	228,436	(864,583)	—	277,355	10,331,390	—	—	2,492,239	(9,893,825)	—	2,929,804
Class S(1)
12-31-09	17,186,377	—	—	25,489,392	(17,217,001)	(403,233,679)	(377,774,911)	133,608,537	—	—	211,938,481	(138,805,971)	(3,718,097,118)	(3,511,356,071)
12-31-08	70,258,935	—	—	25,516,229	(10,251,098)	—	85,524,066	794,699,736	—	—	277,616,576	(116,086,887)	—	956,229,425
Class S2(1)
12-31-09	259,878	—	—	82,328	(129,341)	(1,421,741)	(1,208,876)	2,185,153	—	—	683,377	(1,022,574)	(13,080,664)	(11,234,708)
12-31-08	385,225	—	—	78,148	(166,002)	—	297,371	4,326,914	—	—	848,686	(1,940,473)	—	3,235,127
Retirement Moderate
Class ADV
12-31-09	1,764,765	—	194,035,429	476	(2,188,295)	—	193,612,375	17,409,248	—	1,892,266,969	4,360	(21,359,136)	—	1,888,321,441
12-31-08	24	—	—	—	(2)	—	22	193	—	—	—	(14)	—	179
Class I
12-31-09	751,726	—	—	110,948	(487,379)	—	375,295	6,735,722	—		1,025,925	(4,348,017)	—	3,413,630
12-31-08	958,247	—	—	57,320	(173,549)	—	842,018	10,963,087	—		627,082	(1,895,728)	—	9,694,441
Class S(1)
12-31-09	19,529,336	—	—	12,798,057	(6,969,872)	(190,868,287)	(165,510,766)	171,830,616	—		117,709,546	(62,263,743)	(1,869,759,704)	(1,642,483,285)
12-31-08	58,177,988	—	—	7,602,616	(6,681,586)	—	59,099,018	647,816,957	—		82,944,541	(67,909,595)	—	662,851,903
Class S2(1)
12-31-09	1,056,514	—	—	146,053	(187,301)	(2,305,496)	(1,290,230)	9,433,936	—		1,339,903	(1,704,863)	(22,507,265)	(13,438,289)
12-31-08	692,438	—	—	78,837	(568,094)	—	203,181	7,971,885	—		857,750	(5,895,170)	—	2,934,465
Retirement Moderate Growth
Class ADV
12-31-09	1,673,574	—	334,667,589	—	(2,824,752)	—	333,516,411	15,978,076	—	3,178,495,090	—	(26,663,736)	—	3,167,809,430
12-31-08	1	—	—	—	(2)	—	(1)	5	—	—	—	(13)	—	(8)
Class I
12-31-09	508,705	—	—	144,293	(560,894)	—	92,104	4,326,137	—	—	1,249,806	(4,583,330)	—	992,613
12-31-08	947,919	—	—	111,175	(508,906)	—	550,188	10,079,683	—	—	1,201,797	(5,676,598)	—	5,604,882
Class S(1)
12-31-09	16,962,932	—	—	23,217,730	(8,645,224)	(335,751,669)	(304,216,231)	139,665,917	—	—	200,225,261	(72,144,454)	(3,163,609,553)	(2,895,862,829)
12-31-08	59,503,528	—	—	18,495,043	(8,403,045)	—	69,595,526	663,092,022	—	—	199,376,565	(85,913,911)	—	776,554,676
Class S2(1)
12-31-09	399,188	—	—	103,430	(271,643)	(1,583,086)	(1,352,111)	3,373,918	—	—	889,973	(2,288,419)	(14,885,537)	(12,910,065)
12-31-08	381,389	—	—	90,262	(382,839)	—	88,812	4,448,355	—	—	970,319	(4,133,032)	—	1,285,642

(1)	Effective October 24, 2009, Class S and S2 shareholders of ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio were each converted to Class ADV shares of each respective Portfolio.

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 9 — REORGANIZATIONS

On October 24, 2009, ING LifeStyle Growth Portfolio, (“LifeStyle Growth” or “Acquiring Portfolio”) acquired all of the net assets of ING LifeStyle Aggressive Growth Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization (“Merger”) in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on September 24, 2009. In conjunction with the Merger, ING LifeStyle Growth Portfolio was reorganized with and into Retirement Growth. As a result of the Reorganization, each owner of Class ADV, Class S and Class S2 shares of LifeStyle Growth became a shareholder of Class ADV shares of Retirement Growth, and each owner of Class I shares of LifeStyle Growth became a shareholder of Class I shares of Retirement Growth. The primary purposes of the Merger and Reorganization were to improve the performance and lower the volatility of the Acquired and Acquiring Portfolios. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income	$58,692,813
Net realized and unrealized gain on investments	$963,170,367
Net increase in net assets resulting from operations	$1,021,863,180

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since December 31, 2009. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
LifeStyle Growth	ING LifeStyle Aggressive Growth Portfolio	$953,440	$3,758,967	$391,257	$39,993	0.9345

The net assets of LifeStyle Growth after the acquisition were $4,712,406,973.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2009:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Conservative	$—	$560,050	$(560,050)
Growth(1)	(51,543,545)	6,578,119	44,965,426
Moderate	—	9,611,500	(9,611,500)
Moderate Growth	—	12,685,633	(12,685,633)

(1)

Effective with the Reorganization, Growth was a new tax reporting entity. In conjunction with the Reorganization, Growth reclassified permanent tax differences which increased Undistributed Net Investment Income by $4,368,511 and reduced Paid-in Capital and Accumulated Net Realized Gains/(Losses) by $422,775 and $3,945,736, respectively.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows*:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Conservative	$42,557,106	$959,591	$70	$—
Moderate	98,055,916	22,023,874	32,154,511	52,274,907
Moderate Growth	146,273,403	56,091,681	69,753,197	131,795,538

*	Effective with the Reorganization, Growth was a new tax reporting entity and had no distribution since the Reorganization.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2009 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)			Expiration Dates
				Post-October Capital Loss Deferred	Capital Loss Carryforwards
Conservative	$1,137,252	$717,858	$9,774,311	$—	$—	—
Growth	17,663,030	—	233,182,195	(5,729,486)	(1,509,121,620)	2016
Moderate	10,845,246	—	66,391,009	(715,492)	(301,100,036)	2017
Moderate Growth	15,376,369	—	143,543,095	(1,369,394)	(747,657,928)	2017

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of December 31, 2009, no provisions for income tax are required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolios and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Investment by Funds-of-Funds. Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Portfolios as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

NOTE 12 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) through February 25, 2010, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

28

ING RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares				Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
9,449,846		ING BlackRock Inflation Protected Bond Portfolio - Class I		$95,915,940
1,161,951	@	ING Dow Jones Euro STOXX 50® Index Portfolio - Class I		13,548,354
877,123	@	ING FTSE 100 Index® Portfolio - Class I		10,183,401
128,147		ING Hang Seng Index Portfolio - Class I		1,671,031
843,649	@	ING Japan Equity Index Portfolio - Class I		8,284,629
914,486	@	ING Russell™ Mid Cap Index Portfolio - Class I		8,495,578
8,724,692		ING Stock Index Portfolio - Class I		84,280,523
18,809,602		ING U.S. Bond Index Portfolio - Class I		195,431,768

		Total Investments in Affiliated Investment Companies (Cost $407,909,632)*	100.0%	$417,811,224
		Other Assets and Liabilities - Net	(0.0)	(160,950)

		Net Assets	100.0%	$417,650,274

@	Non-income producing security
*	Cost for federal income tax purposes is $408,036,913.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$11,720,060
Gross Unrealized Depreciation	(1,945,749)

Net Unrealized Appreciation	$9,774,311

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Affiliated Investment Companies	$417,811,224	$—	$—	$417,811,224

Total Investments, at value	$417,811,224	$—	$—	$417,811,224

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

29

ING RETIREMENT GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares				Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
37,535,097	@	ING Dow Jones Euro STOXX 50® Index Portfolio - Class I		$437,659,230
28,336,267	@	ING FTSE 100 Index® Portfolio - Class I		328,984,060
4,140,345		ING Hang Seng Index Portfolio - Class I		53,990,098
27,261,984	@	ING Japan Equity Index Portfolio - Class I		267,712,678
71,933,008	@	ING Russell™ Mid Cap Index Portfolio - Class I		668,257,641
29,655,014	@	ING Russell™ Small Cap Index Portfolio - Class I		290,915,691
156,877,000		ING Stock Index Portfolio - Class I		1,515,431,821
112,445,458		ING U.S. Bond Index Portfolio - Class I		1,168,308,310

		Total Investments in Affiliated Investment Companies (Cost $4,470,945,704)*	100.0%	$4,731,259,529
		Other Assets and Liabilities - Net	(0.0)	(2,081,459)

		Net Assets	100.0%	$4,729,178,070

@	Non-income producing security
*	Cost for federal income tax purposes is $4,498,077,334.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$235,307,029
Gross Unrealized Depreciation	(2,124,834)

Net Unrealized Appreciation	$233,182,195

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Affiliated Investment Companies	$4,731,259,529	$—	$—	$4,731,259,529

Total Investments, at value	$4,731,259,529	$—	$—	$4,731,259,529

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

30

ING RETIREMENT MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares				Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
24,623,344		ING BlackRock Inflation Protected Bond Portfolio - Class I		$249,926,939
10,711,123	@	ING Dow Jones Euro STOXX 50® Index Portfolio - Class I		124,891,692
8,085,985	@	ING FTSE 100 Index® Portfolio - Class I		93,878,289
1,181,530		ING Hang Seng Index Portfolio - Class I		15,407,146
7,776,680	@	ING Japan Equity Index Portfolio - Class I		76,366,995
16,860,833	@	ING Russell™ Mid Cap Index Portfolio - Class I		156,637,139
4,054,708	@	ING Russell™ Small Cap Index Portfolio - Class I		39,776,687
48,260,546		ING Stock Index Portfolio - Class I		466,196,877
68,262,842		ING U.S. Bond Index Portfolio - Class I		709,250,930

		Total Investments in Affiliated Investment Companies (Cost $1,859,896,297) *	100.0%	$1,932,332,694
		Other Assets and Liabilities - Net	(0.0)	(845,874)

		Net Assets	100.0%	$1,931,486,820

@	Non-income producing security
*	Cost for federal income tax purposes is $1,865,941,685.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$69,986,327
Gross Unrealized Depreciation	(3,595,318)

Net Unrealized Appreciation	$66,391,009

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Affiliated Investment Companies	$1,932,332,694	$—	$—	$1,932,332,694

Total Investments, at value	$1,932,332,694	$—	$—	$1,932,332,694

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

31

ING RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares				Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
21,294,560	@	ING Dow Jones Euro STOXX 50® Index Portfolio - Class I		$248,294,566
16,075,880	@	ING FTSE 100 Index® Portfolio - Class I		186,640,962
2,348,728		ING Hang Seng Index Portfolio - Class I		30,627,414
15,468,539	@	ING Japan Equity Index Portfolio - Class I		151,901,056
42,341,803	@	ING Russell™ Mid Cap Index Portfolio - Class I		393,355,351
13,576,759	@	ING Russell™ Small Cap Index Portfolio - Class I		133,188,007
100,998,283		ING Stock Index Portfolio - Class I		975,643,418
108,106,915		ING U.S. Bond Index Portfolio - Class I		1,123,230,850

		Total Investments in Affiliated Investment Companies (Cost $3,090,679,718)*	100%	$3,242,881,624
		Other Assets and Liabilities - Net	(0.0)	(1,501,056)

		Net Assets	100%	$3,241,380,568

@	Non-income producing security
*	Cost for federal income tax purposes is $3,099,338,529.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$148,185,606
Gross Unrealized Depreciation	(4,642,511)

Net Unrealized Appreciation	$143,543,095

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Affiliated Investment Companies	$3,242,881,624	$—	$—	$3,242,881,624

Total Investments, at value	$3,242,881,624	$—	$—	$3,242,881,624

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

32

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2009 were as follows:

Fund Name	Type	Per Share Amount

ING Retirement Conservative Portfolio
Class ADV	NII	$0.2213
Class I	NII	$0.2389
All Classes	STCG	$0.7978
All Classes	LTCG	$0.0231

ING Retirement Moderate Portfolio
Class ADV	NII	$0.5485
Class I	NII	$0.5691
All Classes	LTCG	$0.1216

ING Retirement Moderate Growth Portfolio
Class ADV	NII	$0.3685
Class I	NII	$0.4935
All Classes	LTCG	$0.1771

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2009, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Retirement Conservative Portfolio	1.93%

ING Retirement Moderate Portfolio	15.06%

ING Retirement Moderate Growth Portfolio	21.08%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

33

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the trust, and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	November 2007 -Present	President, National Charity League/Canaan Parish Board (June 2008 - Present) and Consultant (January 2005 - Present).	136	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2005 - Present	President, Bechtler Arts Foundation (March 2008 - Present); formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - November 2005).	136	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC (January 2000 - Present).	136	Wisconsin Energy Corporation (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	November 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	136	First Marblehead Corporation (October 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age :64	Trustee	January 1997 - Present	Retired. Formerly, President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	136	Bankers Trust Company, N.A., Des Moines (June 1992- Present) and Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	136	Assured Guaranty Ltd. (April 2004 - Present) and Odyssey Re Holdings Corp (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	136	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Chairman/ Trustee	January 1994 - Present	President, Springwell Corporation (March 1989 - Present).	136	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

34

TRUSTEE AND OFFICER INFORMATION (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Trustee who is an “Interested Person”:

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	November 2007 - Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007).	136	ING Canada Inc. (December 2004 - Present) and ING Bank, fsb (June 2001 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006).	178	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(7), ING Funds Services, LLC(8), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)

Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table (except for Mr. Mathews), ”Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)

Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Adviser, ING Directed Services.

(6)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

35

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006)

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	March 2003 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President and Chief Investment Risk Officer	March 2003 - Present September 2009- Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	November 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	February 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present).

William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 - Present	Vice President, Head of Manager, Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

36

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); and Tax Senior , ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

37

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF NEW ADVISORY OR SUB-ADVISORY CONTRACTS

Section 15 of the Investment Company Act of 1940 Act, as amended (the “1940 Act”), mandates that, when a series of ING Investors Trust (the “Trust”) enters into a new advisory agreement (each an “Advisory Contract”), the Board of Trustees (the “Board”) of the Trust, including a majority of Board members who have no direct or indirect interest in the Advisory Contract, and who are not “interested persons” of the series, as such term is defined under the 1940 Act (the “Non-Interested Trustees”), must approve the new arrangements. Discussed below are certain factors that the Board considered at its meeting held on June 25, 2009 in determining whether to approve new advisory arrangements for certain of its series.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval process has been codified in the ING Funds 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial approvals of advisory contracts. Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory arrangements (including the Portfolio’s Advisory Contract).

ING Retirement Solution Conservative Portfolio

In determining whether to approve the Advisory Contract for ING Retirement Solution Conservative Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the contract, and the proposed policies and procedures for the Portfolio, should be approved. The materials provided to the Board in support of the Portfolio and its Advisory Contract included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Portfolio that discusses, among other things, Directed Services LLC’s (“DSL”) experience and expertise in the management of other Funds within the ING Funds complex; (2) information about the Portfolio’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Portfolio that compare the

Portfolio’s proposed fee structure to its comparable selected peer group (“Selected Peer Group”) and its Morningstar category median; (4) responses from DSL to questions posed by K&L Gates LLP (“K&L Gates”), independent legal counsel, on behalf of the Non-Interested Trustees; (5) supporting documentation, including copies of the form of Advisory Contract for the Portfolio; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by DSL in the context of DSL’s management of other Funds within the ING Funds complex.

In determining whether to approve the Advisory Contract for the Portfolio, the Board considered a number of factors that its members believed, in light of the legal advice furnished to them by K&L Gates and their own business judgment, to be relevant. The Board, including a majority of the Non-Interested Trustees, did not identify any single factor as all-important or controlling, and each member of the Board may have given different weight to different factors.

The Board’s consideration of whether to approve the Advisory Contract took into account factors that included the following: (1) the nature and quality of the services to be provided by DSL to the Portfolio under the proposed Advisory Contract; (2) DSL’s strength and reputation within the industry; (3) the fairness of the compensation under the Advisory Contract in light of the services to be provided to the Portfolio; (4) the pricing structure (including the projected expenses to be borne by shareholders) of the Portfolio, as compared to other similarly-managed funds in the comparable Selected Peer Group, including Management’s analysis that (a) the proposed net management fee rate for the Portfolio is above the average and the median of the funds in the Portfolio’s proposed Selected Peer Group, and (b) the proposed net expense ratio for the Portfolio is above the average and the median expense ratios of the funds in the Portfolio’s proposed Selected Peer Group; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of DSL, including its management team’s expertise in management of other funds in the ING Funds complex; (6) DSL’s compliance capabilities, as demonstrated by, among other things, its policies and procedure adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), which had previously been approved by the Board in connection with their oversight of

38

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

other Funds in the ING Funds complex; (7) the information that had been provided by DSL at regular Board meetings, and in anticipation of the June 25, 2009 meeting at which the Advisory Contract was considered; and (8) “fall-out benefits” to DSL and its affiliates and benefits to the shareholders from the Portfolio’s relationship with DSL.

In analyzing this fee data, the Board took into account Management’s representations with respect to the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s estimated expense ratio is reasonable in the context of all factors considered by the Board; and (3) DSL maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of its compliance program. Based on these conclusions and other factors, the Board voted to approve the Advisory Contract for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING Retirement Solution Moderate Portfolio

In determining whether to approve the Advisory Contract for ING Retirement Solution Moderate Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the contract, and the proposed policies and procedures for the Portfolio, should be approved. The materials provided to the Board in support of the Portfolio and its Advisory Contract included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Portfolio that discusses, among other things, DSL’s experience and expertise in the management of other Funds within the ING Funds complex; (2) information about the Portfolio’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Portfolio that compare the Portfolio’s proposed fee structure to its comparable Selected Peer Group and its Morningstar category median; (4) responses from DSL to questions posed by K&L Gates on behalf of the Non-Interested Trustees; (5) supporting documentation, including copies of the form of Advisory Contract for the Portfolio; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by DSL in the context of DSL’s management of other Funds within the ING Funds complex.

In determining whether to approve the Advisory Contract for the Portfolio, the Board considered a number of factors that its members believed, in light of the legal advice furnished to them by K&L Gates and their own business judgment, to be relevant. The Board, including a majority of the Non-Interested Trustees, did not identify any single factor as all-important or controlling, and each member of the Board may have given different weight to different factors.

The Board’s consideration of whether to approve the Advisory Contract took into account factors that included the following: (1) the nature and quality of the services to be provided by DSL to the Portfolio under the proposed Advisory Contract; (2) DSL’s strength and reputation within the industry; (3) the fairness of the compensation under the Advisory Contract in light of the services to be provided to the Portfolio; (4) the pricing structure (including the projected expenses to be borne by shareholders) of the Portfolio, as compared to other similarly-managed funds in the comparable Selected Peer Group, including Management’s analysis that (a) the proposed net management fee rate for the Portfolio is below the average and above the median of the funds in the Portfolio’s proposed Selected Peer Group, and (b) the proposed net expense ratio for the Portfolio is above the average and the median expense ratios of the funds in the Portfolio’s proposed Selected Peer Group; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of DSL, including its management team’s expertise in management of other funds in the ING Funds complex; (6) DSL’s compliance capabilities, as demonstrated by, among other things, its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (7) the information that had been provided by DSL at regular Board meetings, and in anticipation of the June 25, 2009 meeting at which the Advisory Contract was considered; and (8) “fall-out benefits” to DSL and its affiliates and benefits to the shareholders from the Portfolio’s relationship with DSL.

In analyzing this fee data, the Board took into account Management’s representations with respect to the competitiveness of the Portfolio’s expense ratio.

39

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s estimated expense ratio is reasonable in the context of all factors considered by the Board; and (3) DSL maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of its compliance program. Based on these conclusions and other factors, the Board voted to approve the Advisory Contract for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING Retirement Solution Moderate Growth Portfolio

In determining whether to approve the Advisory Contract for ING Retirement Solution Moderate Growth Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the contract, and the proposed policies and procedures for the Portfolio, should be approved. The materials provided to the Board in support of the Portfolio and its Advisory Contract included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Portfolio that discusses, among other things, DSL’s experience and expertise in the management of other Funds within the ING Funds complex; (2) information about the Portfolio’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Portfolio that compare the Portfolio’s proposed fee structure to its comparable Selected Peer Group and its Morningstar category median; (4) responses from DSL to questions posed by K&L Gates on behalf of the Non-Interested Trustees; (5) supporting documentation, including copies of the form of Advisory Contract for the Portfolio; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by DSL in the context of DSL’s management of other Funds within the ING Funds complex.

In determining whether to approve the Advisory Contract for the Portfolio, the Board considered a number of factors that its members believed, in light of the legal advice furnished to them by K&L Gates and their own business judgment, to be relevant. The Board, including a majority of the Non-Interested Trustees, did not identify any single factor as all-important or controlling, and each member of the Board may have given different weight to different factors.

The Board’s consideration of whether to approve the Advisory Contract took into account factors that included the following: (1) the nature and quality of the services to be provided by DSL to the Portfolio under the proposed Advisory Contract; (2) DSL’s strength and reputation within the industry; (3) the fairness of the compensation under the Advisory Contract in light of the services to be provided to the Portfolio; (4) the pricing structure (including the projected expenses to be borne by shareholders) of the Portfolio, as compared to other similarly-managed funds in the comparable Selected Peer Group, including Management’s analysis that (a) the proposed net management fee rate for the Portfolio is equal to the average and above the median of the funds in the Portfolio’s proposed Selected Peer Group, and (b) the proposed net expense ratio for the Portfolio is above the average and the median expense ratios of the funds in the Portfolio’s proposed Selected Peer Group; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of DSL, including its management team’s expertise in management of other funds in the ING Funds complex; (6) DSL’s compliance capabilities, as demonstrated by, among other things, its policies and procedure adopted pursuant to Rule 206(4)-7 under the Advisers Act, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (7) the information that had been provided by DSL at regular Board meetings, and in anticipation of the June 25, 2009 meeting at which the Advisory Contract was considered; and (8) “fall-out benefits” to DSL and its affiliates and benefits to the shareholders from the Portfolio’s relationship with DSL.

In analyzing this fee data, the Board took into account Management’s representations with respect to the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s estimated expense ratio is reasonable in the context of all factors considered by the Board; and (3) DSL maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of its compliance program. Based on these conclusions

40

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and other factors, the Board voted to approve the Advisory Contract for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING Retirement Solution Growth Portfolio

In determining whether to approve the Advisory Contract for ING Retirement Solution Growth Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the contract, and the proposed policies and procedures for the Portfolio, should be approved. The materials provided to the Board in support of the Portfolio and its Advisory Contract included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Portfolio that discusses, among other things, DSL’s experience and expertise in the management of other Funds within the ING Funds complex; (2) information about the Portfolio’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Portfolio that compare the Portfolio’s proposed fee structure to its comparable Selected Peer Group and its Morningstar category median; (4) responses from DSL to questions posed by K&L Gates on behalf of the Non-Interested Trustees; (5) supporting documentation, including copies of the forms of Advisory Contract for the Portfolio; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by DSL in the context of DSL’s management of other Funds within the ING Funds complex.

In determining whether to approve the Advisory Contract for the Portfolio, the Board considered a number of factors that its members believed, in light of the legal advice furnished to them by K&L Gates and their own business judgment, to be relevant. The Board, including a majority of the Non-Interested Trustees, did not identify any single factor as all-important or controlling, and each member of the Board may have given different weight to different factors.

The Board’s consideration of whether to approve the Advisory Contract took into account factors that included the following: (1) the nature and quality of the services to be provided by DSL to the Portfolio under the proposed Advisory Contract; (2) DSL’s strength and reputation within the industry; (3) the fairness of the compensation under the Advisory Contract in light of the services to be provided to the Portfolio; (4) the pricing structure (including the projected expenses to be borne by shareholders) of the Portfolio, as compared to other similarly-managed funds in the comparable Selected Peer Group, including Management’s analysis that (a) the proposed net management fee for the Portfolio is above the average and the median of the funds in the Portfolio’s proposed Selected Peer Group, and (b) the proposed net expense ratio for the Portfolio is above the average and the median expense ratios of the funds in the Portfolio’s proposed Selected Peer Group; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of DSL, including its management team’s expertise in management of other funds in the ING Funds complex; (6) DSL’s compliance capabilities, as demonstrated by, among other things, its policies and procedure adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act’), which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (7) the information that had been provided by DSL at regular Board meetings, and in anticipation of the June 25, 2009 meeting at which the Advisory Contract was considered; and (8) “fall-out benefits” to DSL and its affiliates and benefits to the shareholders from the Portfolio’s relationship with DSL.

In analyzing this fee data, the Board took into account Management’s representations with respect to the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s estimated expense ratio is reasonable in the context of all factors considered by the Board; and (3) DSL maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of its compliance program. Based on these conclusions and other factors, the Board voted to approve the Advisory Contract for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

41

Investment Adviser

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-URETADVI	(1209-021610)

Annual Report

December 31, 2009

Adviser (“ADV”), Institutional (“I”), Service (“S”) and Service 2 (“S2”) Classes

ING Investors Trust

■  ING BlackRock Inflation Protected Bond Portfolio
■  ING Goldman Sachs Commodity Strategy Portfolio

        E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder,

It would be hard to find fault with the returns of securities markets over the past year, but we have been through a tumultuous period, and recent events raise new questions. By most measures (with the confounding exception of employment) the global recession is abating and economies are growing again, especially in the developing countries of Asia. Every silver lining has a cloud, though, and the improved but fragile outlook carries within it the same risks that got us into this crisis: disengaged monetary policies, unpredictable asset bubbles, enfeebled regulation and wilting political will.

Against the backdrop of the Davos World Economic Forum and President Obama’s first State of the Union address, Ben Bernanke, Chairman of the Federal Reserve, was confirmed by the Senate for a second four-year term, adding some element of certainty to the concerns of investors about the future. He and other policymakers still face economic problems, such as our growing long-term budget deficit, which will influence markets going forward.

How can this information help you with your investment plans? The outlook for corporate profits and market valuations is driven, at least in part, by reactions of government officials to economic and political events. The federal budget deficit casts overtones of uncertainty around expectations for inflation, for example, which could affect the value of all assets in U.S. markets. As a result, it could make sense to broaden one’s investment horizons to include additional exposure to non-U.S. investments.

The strong returns of the stock markets last year should not obscure the fact that keeping a well-diversified asset mix is likely to serve your financial needs. Before you make any changes to your portfolio, discuss them thoroughly with your investment advisor to ensure they appropriately reflect your situation.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President & Chief Executive Officer
ING Funds
January 28, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective:  Year Ended December 31, 2009

In our semi-annual report we described how markets in risky assets, depressed by the financial crisis and recession, had abruptly recovered after early March to register gains through June 30, 2009. This was maintained in the second half of the fiscal year and global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), added 20.00%, for a return of 25.70% for the fiscal year ended December 31, 2009. (The MSCI World IndexSM returned 29.99% for the fiscal year ended December 31, 2009, measured in U.S. dollars). From the March 9, 2009 low point, the return was 60.90%. In currencies, the U.S. dollar was mixed for the year, losing 1.60% to the euro and 9.10% to the pound, but gaining 2.10% on the yen.

The rally had been credited to “green shoots”, a metaphor for signs, perhaps frail and erratic, that the worst of the financial crisis and resulting recession was over. Governments intervened massively to recapitalize companies considered systemically important, or at least to make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Some financial giants in the U.S. and U.K., once thought impregnable, now sit meekly under government control. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions). Corporations have instead issued bonds, which have been eagerly taken up by yield hungry investors.

“Cash-for-Clunkers” programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered an $8,000 tax credit to first-time home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part time. The UK reduced Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, the deficit equaled $1.42 trillion for the fiscal year ending September 30, 2009. To keep interest rates down, the Federal Reserve Board and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China’s rate of gross domestic product (“GDP”) growth is approaching 10% again and by the end of the year some key areas of the domestic economy were clearly looking better.

House prices are rising again. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities was reported in December to have risen for five consecutive months, although it was still down 7.30% from a year earlier. Sales of existing homes in November rose to the highest levels since February 2007.

On the employment front, just 11,000 jobs were lost in November and by year end the number of new unemployment claims was the lowest since July 2008. Yet the unemployment rate rose to 10.00%, having peaked at 10.20% even as thousands of workers left the labor force. Wage growth continued to decelerate and the average working week still hovered near lowest recorded levels. Broad, sustainable recovery will require a much more vigorous improvement in the labor market.

The economy, after four consecutive quarterly declines, has at least started to expand again. In the third quarter of 2009, GDP in the U.S. rose by 2.20% at an annual rate.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 5.93% for the fiscal year ended December 31, 2009. But improving risk appetite, combined with concern over the large volumes of issuance and fears of longer term inflation, meant that the Barclays Capital U.S. Treasury Index(4) component returned (3.57)% while the Barclays Capital Corporate Investment Grade Bond Index(5) returned 18.68%. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(6), did even better, gaining a remarkable 58.76%. The annual yield on the 90-day U.S. Treasury Bills started the year at 12 basis points and ended it at just 5 basis points.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(7) including dividends, returned 26.46% for the fiscal year ended December 31, 2009, led by the technology and

2

Market Perspective:  Year Ended December 31, 2009

materials sectors, with telecoms and utilities lagging, albeit with positive returns. It was far from a smooth ride, and sentiment would periodically become fixated on the rather shaky foundation of the rally. Profits for S&P 500® companies suffered their ninth straight quarter of annual decline in the third quarter. But this must surely change in the fourth quarter since in the corresponding period in 2008, S&P 500® earnings were actually negative.

In international markets, the MSCI Japan® Index(8) rose 9.10% for the fiscal year, all of it in the first half. By the second quarter, GDP was rising again but it was due to net exports and government stimulus. Domestic demand was still in the doldrums, with wages down for 18 straight months and deflation again the norm. The MSCI Europe ex UK® Index(9) surged 27.70%. As in the U.S., the region’s economy returned to growth in the third quarter of 2009. Prices stopped falling in November and by year end purchasing managers’ indices were in expansion mode. Against this, unemployment was still on the rise to 9.80%. The MSCI UK® Index(10) jumped 27.60%, despite the disappointment that, alone among the world’s largest economies, a rebound in GDP had not been reported by year end. Still, by November house prices were rising on an annual basis for the first time since early 2008, unemployment stabilized and, as in Continental Europe, purchasing managers’ indices pointed firmly to expansion.
(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4) The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5) The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6) The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING BlackRock Inflation Protected Bond Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2009
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Stuart Spodek and Brian Weinstein, Portfolio Managers of BlackRock Financial Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 9.73% compared to the Barclays Capital U.S. Treasury Inflation Protected Securities (“TIPS”) Index(1), which returned 11.41% for the same period.

Portfolio Review: U.S. TIPS outperformed nominal U.S. Treasuries during 2009 as aggressive government quantitative easing programs raised market inflation expectations. The markets became increasingly uncomfortable with excess liquidity being provided by the central bank, and began looking toward inflation-linked bonds as a means of protecting portfolios from future inflation risk. In the short term, inflation risk continues to be to the downside as the Federal Reserve Board (the “Fed”) begins to reverse some of the stimulus measures put in place, such as its asset purchase program and zero-interest-rate policy. In addition, the U.S. Treasury announced plans to increase TIPS as a percentage of issuance during 2010, reflecting both increased funding needs and a growing demand base from investors.

Portfolio performance for the year was positively affected by duration and yield curve management, as TIPS rallied driving real yields lower throughout the period, driving breakeven levels wider and the yield curve steeper. Portfolio performance was negatively affected by its underweight exposure to TIPS with maturities less than five years. We began reducing exposure to this sector in the latter half of the period due to low real yield levels, high breakeven levels and an increasing level of supply in the TIPS space. Although we continue to view the short end as expensive, shorter-dated TIPS continued to rally through the end of 2009.

Current Strategy and Outlook: Inflation expectations remain high given that the Fed, at its latest meeting, reiterated its intention to keep interest rates “exceptionally low” for “an extended period,” and said the economy is strengthening. Officials kept their benchmark overnight lending rate between banks in a range of zero to 0.25%, where it has been for a year, re-stating that low interest rates are contingent on “low rates of resource utilization, subdued inflation trends and stable inflation expectations.” The Fed also reaffirmed its plan to continue purchases of agency MBS totaling $1.25 trillion and about $175 billion of agency debt through the first quarter of 2010. We believe that the short end of the real yield curve is trading rich, pricing in an exceptionally high level of inflation expectations in the near term as a consequence of the Fed’s aggressive stimulus program. In our opinion, there is more value in the long end of the real yield curve, and we will manage the Portfolio accordingly. Overall, the Portfolio is defensive on breakevens and duration given the absolute level of real yields and expected supply. In response, the Portfolio is overweight in longer-dated breakevens as inflation expectations continue to rise.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

Treasury Inflation Protected Security, 1.875%, due 07/15/19	6.1%
Treasury Inflation Protected Security, 2.000%, due 07/15/14	5.1%
Deutsche Bundesrepublik Inflation Linked, 1.750%, due 04/15/20	4.7%
France Government International Bond OAT, 2.250%, due 07/25/20	4.7%
Treasury Inflation Protected Security, 1.875%, due 07/15/13	4.6%
Treasury Inflation Protected Security, 2.000%, due 01/15/14	4.1%
Treasury Inflation Protected Security, 2.375%, due 01/15/25	3.9%
Treasury Inflation Protected Security, 3.875%, due 04/15/29	3.3%
Italy Buoni Poliennali Del Tesoro, 0.950%, due 09/15/10	3.3%
Treasury Inflation Protected Security, 3.625%, due 04/15/28	2.9%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

4

ING BlackRock Inflation Protected Bond Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2009
		Since Inception
		of Classes ADV, I and S
	1 Year	April 30, 2007

Class ADV	9.58%	5.00%
Class I	10.33%	5.69%
Class S	9.73%	5.32%
Barclays Capital U.S. TIPS Index(1)	11.41%	6.28	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Inflation Protected Bond Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Linked Securities.

(2)	Since inception performance of the index is shown from May 1, 2007.

5

ING Goldman Sachs Commodity Strategy Portfolio
Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2009
(as a percent of net assets)

Structured Products	45.9%
Affiliated Mutual Fund*	28.9%
U.S. Government Agency Obligations	25.3%
U.S. Treasury Obligations	0.1%
Other Assets and Liabilities – Net	(0.2)%
Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING Goldman Sachs Commodity Strategy Portfolio (the “Portfolio”) seeks long-term total return consisting of capital appreciation and income. The Portfolio is managed by Jonathan Beinner, Tom Kenny, James B. Clark, Michael Johnson and Stephen Lucas, Portfolio Managers, of Goldman Sachs Asset Management, L.P. — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 23.60% compared to the Dow Jones (“DJ”) — UBS Commodity Index(1), which returned 18.91% for the same period.

Portfolio specifics: The DJ UBS Commodity Index returned 18.91% for the year ended December 31, 2009, coinciding with a 4.2% decline in the U.S. Dollar Index and a 26.5% increase in the S&P 500® Index. The broad economic recovery in 2009, led by China and the emerging markets, benefited the commodities markets during 2009. Base metals were the strongest sector during the year, posting a gain of 82.42% — led by a 135.76% price increase in Copper. Precious metals, ended the year with a gain of 25.07%. Gold rallied 22.86%, ending 2009 at $1,092/oz. The ongoing shift of central banks and governments from being net sellers of gold to net buyers in the context of declining real rates has continued to lend support to prices. Crude oil prices rallied over the year, ending 2009 trading just under $78 per barrel, an increase from approximately $45 per barrel at the end of 2008.

The Portfolio outperformed due to our effective implementation of enhanced roll-timing strategies and our enhanced cash management strategy. We implement the roll-timing strategies by tactically avoiding the buying pressure that coincides with the peak roll period of business days 5-9. Within the cash management strategy, exposure to short-dated agency debentures and agency mortgages contributed to performance.

Current Strategy and Outlook: The Portfolio targets 100% exposure to the DJ UBS Commodity Index at all times via commodity-linked notes and maintains the weightings of the commodities in this benchmark. Some of these commodity-linked notes are “enhanced” and benefit from excess return generated by embedded roll-timing strategies. The Portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

Eksportfinans A/S, Merrill Lynch Commodity Index Extra A 01 Total Return Index, 0.325%, due 03/31/10	12.4%
Merrill Lynch & Co., Inc., Merrill Lynch Enhanced Benchmark A 01 Total Return Index, 0.436%, due 01/14/10	10.2%
Morgan Stanley, Dow Jones-UBS Commodity Index Total ReturnSM , 3.250%, due 05/28/10	8.8%
Landesbank Baden-Wuerttemberg, Merrill Lynch Commodity Index Extra A 01 Total Return Index, 1.289%, due 01/14/10	8.0%
AB Svensk Exportkredit, Merrill Lynch Commodity Index Extra A 01 Total Return Index, 2.141%, due 01/15/10	6.6%
Federal Home Loan Mortgage Corporation, 2.000%, due 03/16/11	3.7%
Federal National Mortgage Association, 5.000%, due 08/25/19	2.4%
Federal National Mortgage Association, 2.000%, due 04/01/11	2.0%
Federal Home Loan Mortgage Corporation, 5.000%, due 03/01/18	2.0%
Federal National Mortgage Association, 2.050%, due 04/01/11	1.6%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

                                                                                           Portfolio holdings are subject to change daily.

6

ING Goldman Sachs Commodity Strategy Portfolio
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2009
		Since Inception
		of Classes ADV, I, S, and S2
	1 Year	April 28, 2008

Class ADV	23.03%	(20.09)%
Class I	24.03%	(19.54)%
Class S	23.60%	(19.79)%
Class S2	23.49%	(19.92)%
DJ UBS Commodity Index Total ReturnSM(1)	18.91%	(21.07	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Goldman Sachs Commodity Strategy Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The DJ UBS Commodity Index Total ReturnSM is a total return index composed of futures contracts on physical commodities traded U.S. exchanges, with the exception of aluminum, nickel and zinc and reflects the return on fully collateralized positions in the underlying commodity futures.

(2)	Since inception performance of the index is shown from May 1, 2008.

7

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2009	2009	Ratio	2009*	2009	2009	Ratio	2009*

ING BlackRock Inflation Protected Bond Portfolio
Class ADV	$1,000.00	$1,049.50	1.18%	$6.10	$1,000.00	$1,019.26	1.18%	$6.01
Class I	1,000.00	1,051.90	0.58	3.00	1,000.00	1,022.28	0.58	2.96
Class S	1,000.00	1,051.00	0.83	4.29	1,000.00	1,021.02	0.83	4.23
ING Goldman Sachs Commodity Strategy Portfolio
Class ADV	$1,000.00	$1,142.30	1.49%	$8.05	$1,000.00	$1,017.69	1.49%	$7.58
Class I	1,000.00	1,148.10	0.89	4.82	1,000.00	1,020.72	0.89	4.53
Class S	1,000.00	1,145.80	1.14	6.17	1,000.00	1,019.46	1.14	5.80
Class S2	1,000.00	1,144.60	1.29	6.97	1,000.00	1,018.70	1.29	6.56

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING BlackRock Inflation Protected Bond Portfolio and ING Goldman Sachs Commodity Strategy Portfolio, each a series of ING Investors Trust, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Investors Trust, as of December 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2010

9

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2009

	ING	ING
	BlackRock Inflation	Goldman Sachs
	Protected Bond	Commodity Strategy
	Portfolio	Portfolio

ASSETS:
Investments in securities at value*	$469,960,263	$49,757,578
Short-term investments in affiliates**	75,000,000	20,150,877
Cash	10,378,502	—
Cash collateral for futures	795,985	75,805
Foreign currencies at value***	414	—
Receivables:
Investment securities sold	—	2,736,205
Fund shares sold	1,156,097	102
Dividends and interest	3,578,167	116,870
Variation margin	—	23,369
Unrealized appreciation on forward foreign currency contracts	249,687	—
Unrealized appreciation on swap agreements	226,926	—
Prepaid expenses	2,745	675

Total assets	561,348,786	72,861,481

LIABILITIES:
Payable for investment securities purchased	—	2,728,345
Payable for fund shares redeemed	161,775	211,635
Payable for futures variation margin	—	3,150
Unrealized depreciation on forward foreign currency contracts	82,490	—
Unrealized depreciation on swap agreements	458,398	—
Payable for terminated investment contracts (Note 12)	25,081	—
Payable for foreign cash collateral held at broker****	675,717	—
Payable to affiliates	285,635	44,992
Payable for trustee fees	2,724	2,547
Other accrued expenses and liabilities	45,386	71,063
Written options	774,915	—

Total liabilities	2,512,121	3,061,732

NET ASSETS	$558,836,665	$69,799,749

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$548,979,241	$194,434,715
Undistributed net investment income (distributions in excess of net investment income)	(168,938)	1,925,768
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	7,892,346	(140,431,541)
Net unrealized appreciation on investments, foreign currency related transactions, futures, swaps, and written options	2,134,016	13,870,807

NET ASSETS	$558,836,665	$69,799,749

* Cost of investments in securities	$468,425,480	$36,045,486
** Cost of short-term investments in affiliates	$75,000,000	$20,150,877
*** Cost of foreign currencies	$414	$—
**** Cost of foreign cash collateral payable at broker	$676,783	$—
^ Premiums received on written options	$914,148	$—

See Accompanying Notes to Financial Statements

10

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2009 (continued)

	ING	ING
	BlackRock Inflation	Goldman Sachs
	Protected Bond	Commodity Strategy
	Portfolio	Portfolio

Class ADV:
Net assets	$1,007	$2,023
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	100	300
Net asset value and redemption price per share	$10.07	$6.74
Class I:
Net assets	$392,010,265	$69,793,675
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	38,635,377	10,292,739
Net asset value and redemption price per share	$10.15	$6.78
Class S:
Net assets	$166,825,393	$2,027
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	16,426,461	300
Net asset value and redemption price per share	$10.16	$6.76
Class S2:
Net assets	n/a	$2,024
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	300
Net asset value and redemption price per share	n/a	$6.75

See Accompanying Notes to Financial Statements

11

STATEMENTS OF OPERATIONS for the year ended December 31, 2009

	ING	ING
	BlackRock Inflation	Goldman Sachs
	Protected Bond	Commodity Strategy
	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends from affiliates	$224	$80,916
Interest	6,784,131	3,231,941

Total investment income	6,784,355	3,312,857

EXPENSES:
Investment management fees	1,139,132	1,187,639
Distribution and service fees:
Class ADV	8	13
Class S	157,358	4
Class S2	—	8
Transfer agent fees	344	521
Administrative service fees	262,932	169,661
Shareholder reporting expense	21,245	5,046
Registration fees	—	625
Professional fees	60,790	71,748
Custody and accounting expense	20,422	36,443
Trustee fees	2,090	3,719
Offering expense	—	54,215
Miscellaneous expense	10,030	8,553
Interest expense	489	—

Total expenses	1,674,840	1,538,195
Net waived and reimbursed fees	(1)	(26,709)

Net expenses	1,674,839	1,511,486

Net investment income	5,109,516	1,801,371

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, WRITTEN OPTIONS, SWAPS, AND SALES COMMITMENTS:
Net realized gain (loss) on:
Investments	6,560,237	23,014,723
Foreign currency related transactions	(874,737)	—
Futures	1,551,134	890,899
Swaps	5,481,544	—
Written options	(5,939)	—
Sales commitments	(394,484)	(7,549)

Net realized gain on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	12,317,755	23,898,073

Net change in unrealized appreciation or depreciation on:
Investments	5,541,146	6,897,588
Foreign currency related transactions	929,727	—
Futures	787,986	1,549,253
Swaps	(1,683,865)	—
Written options	139,233	—
Sales commitments	256,684	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	5,970,911	8,446,841

Net realized and unrealized gain on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	18,288,666	32,344,914

Increase in net assets resulting from operations	$23,398,182	$34,146,285

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS

	ING BlackRock Inflation Protected		ING Goldman Sachs Commodity
	Bond Portfolio		Strategy Portfolio
	Year Ended	Year Ended	Year Ended	April 28, 2008(1)
	December 31,	December 31,	December 31,	to December 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$5,109,516	$7,772,746	$1,801,371	$4,023,996
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	12,317,755	1,966,967	23,898,073	(164,126,033)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, written options, and sales commitments	5,970,911	(10,710,885)	8,446,841	5,423,966

Increase (decrease) in net assets resulting from operations	23,398,182	(971,172)	34,146,285	(154,678,071)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(14)	(36)	(31)	—
Class I	(4,141,893)	(7,578,586)	(4,182,017)	—
Class S	(1,922,123)	(36)	(37)	—
Class S2	—	—	(35)	—
Net realized gains:
Class ADV	(1)	(41)	—	—
Class I	(214,031)	(6,207,427)	—	—
Class S	(90,311)	(41)	—	—

Total distributions	(6,368,373)	(13,786,167)	(4,182,120)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	503,175,260	70,025,223	93,238,466	463,209,762
Reinvestment of distributions	6,368,340	13,786,009	4,182,016	—

	509,543,600	83,811,232	97,420,482	463,209,762
Cost of shares redeemed	(107,095,463)	(141,733,664)	(301,478,287)	(64,638,302)

Net increase (decrease) in net assets resulting from capital share transactions	402,448,137	(57,922,432)	(204,057,805)	398,571,460

Net increase (decrease) in net assets	419,477,946	(72,679,771)	(174,093,640)	243,893,389

NET ASSETS:
Beginning of period	139,358,719	212,038,490	243,893,389	—

End of period	$558,836,665	$139,358,719	$69,799,749	$243,893,389

Undistributed net investment income (distributions in excess of net investment income) at end of period	$(168,938)	$(535,679)	$1,925,768	$4,172,124

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																	Supplemental
		operations				Less distributions						Ratios to average net assets							data
	Net			Net						Net			Expenses net of
	asset			realized	Total					asset		Expenses	fee waivers		Expenses net of				Net assets,
	value,	Net		and	from	From net				value,		before	and/or		all		Net investment		end	Portfolio
	beginning	investment		unrealized	investment	investment	From net	From return of	Total	end of	Total	reductions/	recoupments,		reductions/		income		of year or	turnover
	of year or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	year or period	Return(1)	additions(2)(3)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING BlackRock Inflation Protected Bond Portfolio
Class ADV
12-31-09	9.33	0.12		0.78	0.90	0.15	0.01	—	0.16	10.07	9.58	1.33	1.18		1.18		1.21		1	305
12-31-08	10.27	0.34		(0.52)	(0.18)	0.36	0.40	—	0.76	9.33	(2.16)	1.33	1.18		1.18		3.44		1	281
04-30-07(4)–12-31-07	10.00	0	.29•	0.32	0.61	0.34	—	—	0.34	10.27	6.27	1.37	1.22		1.22		4.29		1	217
Class I
12-31-09	9.37	0	.17•	0.80	0.97	0.18	0.01	—	0.19	10.15	10.33	0.58	0.58		0.58		1.74		392,010	305
12-31-08	10.30	0	.45•	(0.58)	(0.13)	0.40	0.40	—	0.80	9.37	(1.60)	0.58	0.58		0.58		4.41		139,357	281
04-30-07(4)–12-31-07	10.00	0	.32•	0.34	0.66	0.36	—	—	0.36	10.30	6.82	0.62	0.62		0.62		4.74		212,036	217
Class S
12-31-09	9.42	0	.26•	0.66	0.92	0.17	0.01	—	0.18	10.16	9.73	0.83	0.83		0.83		2.60		166,825	305
12-31-08	10.33	0.36		(0.52)	(0.16)	0.35	0.40	—	0.75	9.42	(1.86)	0.83	0.83		0.83		3.56		1	281
04-30-07(4)–12-31-07	10.00	0.31		0.34	0.65	0.32	—	—	0.32	10.33	6.66	0.87	0.87		0.87		4.63		1	217

ING Goldman Sachs Commodity Strategy Portfolio
Class ADV
12-31-09	5.58	0	.00*	1.26	1.26	0.10	—	—	0.10	6.74	23.03	1.66	1.49		1.49		0.01		2	265
04-28-08(4)–12-31-08	10.00	0	.08•	(4.50)	(4.42)	—	—	—	—	5.58	(44.20)	1.64	1	.49†	1	.49†	1	.43†	2	243
Class I
12-31-09	5.60	0	.06•	1.26	1.32	0.14	—	—	0.14	6.78	24.03	0.91	0.89		0.89		1.06		69,794	265
04-28-08(4)–12-31-08	10.00	0	.11•	(4.51)	(4.40)	—	—	—	—	5.60	(44.00)	0.89	0	.89†	0	.89†	2	.05†	243,888	243
Class S
12-31-09	5.59	0.02		1.27	1.29	0.12	—	—	0.12	6.76	23.60	1.16	1.14		1.14		0.36		2	265
04-28-08(4)–12-31-08	10.00	0	.11•	(4.52)	(4.41)	—	—	—	—	5.59	(44.10)	1.14	1	.14†	1	.14†	1	.83†	2	243
Class S2
12-31-09	5.58	0.02		1.27	1.29	0.12	—	—	0.12	6.75	23.49	1.41	1.29		1.29		0.32		2	265
04-28-08(4)–12-31-08	10.00	0	.09•	(4.51)	(4.42)	—	—	—	—	5.58	(44.20)	1.39	1	.29†	1	.29†	1	.63†	2	243

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

*	Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Trust consists of forty-nine active separate investment series. There are two series included in this report (each a “Portfolio” and collectively, the “Portfolios”) and they are: ING BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond”), and ING Goldman Sachs Commodity Strategy Portfolio (“Goldman Sachs Commodity Strategy“).

BlackRock Inflation Protected Bond and Goldman Sachs Commodity Strategy are non-diversified Portfolios. BlackRock Inflation Protected Bond is authorized to offer three classes of shares Adviser (“ADV”), Institutional (“I”), and Service (“S”) and Goldman Sachs Commodity Strategy is authorized to offer four classes of shares ADV, I, S, and Service 2 (“S2”). Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fee. All shareholders bear the common expenses of a Portfolio and earn income and gains and losses from the Portfolio pro rata based on the average net assets of each class, without distinction between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its average net assets. Expenses directly attributable to a particular Portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder service fees, if applicable. The information presented in these financial statements pertains to the Portfolios listed in this note.

The Trust is intended to serve as an investment option for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolios serving as investment options for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), Security Life of Denver Insurance Company, ReliaStar Life Insurance Company, United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect wholly-owned subsidiary of ING USA. ING USA, Security Life of Denver Insurance Company and ReliaStar Life Insurance Company are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, not an affiliate of ING and other non-affiliated life insurance companies.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion

15

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 1 — ORGANIZATION (continued)

of Core Tier 1 securities issued in November 2008 to the Dutch State and its EUR 7.5 billion rights issue.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost which approximates market value.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio.

16

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that a Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by a Portfolio’s custodian bank or other broker-dealers or banks approved by the Trust, on each date that the NYSE is open for business.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolios of Investments.

For the year ended December 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued additional guidance related to fair value measurement entitled, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Portfolios and the results of their operations due to the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On March 19, 2008, the FASB issued new disclosure requirements related to derivatives entitled, “Disclosure about Derivative Instruments and Hedging Activities.” Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. Enhanced disclosures regarding credit-risk-related contingent features of derivative instruments is also required. All changes to disclosures have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

17

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Risk Exposures and the use of Derivative Instruments. The Portfolios’ investment objectives permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the

18

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within the Portfolios’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements. These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by a Portfolio and the counterparty. The ISDA Master Agreements maintains provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on swaps, OTC derivatives and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. As of December 31, 2009, the Portfolios did not hold or post collateral for their derivative transactions subject to the ISDA Master Agreements.

19

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

At December 31, 2009, BlackRock Inflation Protected Bond had a net liability position of $458,398 on derivative contracts subject to the ISDA Master Agreements.

E.	Forward Foreign Currency Contracts. A Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

For the year ended December 31, 2009, BlackRock Inflation Protected Bond has entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolio uses forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio.

During the year ended December 31, 2009, BlackRock Inflation Protected Bond had average contract amounts on forward foreign currency contracts to buy and sell of $692,401 and $28,694,700, respectively.

F.	Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolios assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolios each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following the Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

At December 31, 2009, BlackRock Inflation Protected Bond has posted U.S. Treasury Inflation Indexed Protected Securities with a par value of $1,000,000 with the broker as collateral for open futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2009, BlackRock Inflation Protected Bond and Goldman Sachs Commodity Strategy have purchased futures contracts on various bonds and notes to increase exposure to interest rate risk. In addition, the Portfolios have sold futures contracts on various bonds and notes to decrease

20

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exposure to interest rate risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolio’s securities.

During the year ended December 31, 2009, the Portfolios had average market values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold

BlackRock Inflation Protected Bond	$34,188,890	$55,971,251
Goldman Sachs Commodity Strategy	8,728,888	33,703,498

G.	Distributions to Shareholders. Net investment income dividends and net capital gains distributions, if any, for Goldman Sachs Commodity Strategy will be declared and paid annually. BlackRock Inflation Protected Bond distributes net investment income monthly and distributes net capital gains annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

H.	Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of each Portfolio’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

I.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J.	Securities Lending. The Portfolios have the option to temporarily loan up to 33 1/3% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

K.	Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a

21

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2009, BlackRock Inflation Protected Bond entered into both purchased and written options to increase or decrease its exposure to the underlying instruments.

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2009.

L.	Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2009, BlackRock Inflation Protected Bond used interest rate swaps in order to hedge against anticipated interest rate changes and to manage the duration of the portfolio.

For the year ended December 31, 2009, BlackRock Inflation Protected Bond had an average notional amount of $24,900,000 on interest rate swaps.

Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such

22

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, a Portfolio will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument, or instruments. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

For the year ended December 31, 2009, BlackRock Inflation Protected Bond has entered into total return swaps to increase exposure to the interest rate risk of various indexes. These interest rate risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of interest rate spreads of the related indexes.

For the year ended December 31, 2009, BlackRock Inflation Protected Bond had an average notional amount of $59,004,482 on total return swaps.

Structured Products. Certain Portfolios invest in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ’structured’ by the purchaser and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the changes in the market value of these structured products as an unrealized gain or loss in the accompanying Portfolio’s Statements of Operations. A Portfolio records a realized gain or loss when a structured product is sold or matures.

Risks associated with structured products include credit risk (if the counterparty fails to meet its obligation) and risk associated with the underlying asset or reference. Since a Portfolio enters into the transaction with the borrower at par value, a Portfolio could receive more or less than it originally invested when a note matures. The prices of the notes may also be very volatile and may have limited liquidity in the market which can make it difficult for a Portfolio to value or sell at an advantageous price.

M.	Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

N.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Portfolios were expensed as incurred. Costs incurred with the offering of shares of the Portfolios are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of operations.

O.	Sales Commitments. Sale commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale

23

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Portfolio delivers securities under the commitment, a Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

P.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales

BlackRock Inflation Protected Bond	$40,098,531	$55,762,612
Goldman Sachs Commodity Strategy	44,193,894	170,220,499

U.S. government securities not included above were as follows:

	Purchases	Sales

BlackRock Inflation Protected Bond	$987,936,299	$648,151,783
Goldman Sachs Commodity Strategy	274,534,710	315,582,555

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

BlackRock Inflation Protected Bond and Goldman Sachs Commodity Strategy, have entered into an investment management agreement (“Investment Management Agreement”) with Directed Services LLC (“DSL” or “Investment Adviser”).

The Investment Management Agreement compensates DSL with a fee, computed daily and payable monthly, each based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee

BlackRock Inflation Protected Bond	0.45% of the first $200 million; 0.40% of the next $800 million; 0.30% of the amount in excess of $1 billion

Goldman Sachs Commodity Strategy	0.70% of the first $1 billion; 0.65% of the amount in excess of $1 billion

ING Portfolios are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. These fees are not subject to recoupment. For the year ended December 31, 2009, the Investment Adviser for Goldman Sachs Commodity Strategy waived $26,703 of such management fees.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations, and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from these Portfolios a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

The Trust and DSL have entered into portfolio management agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. The sub-advisers of each of the Portfolios are as follows:

Portfolio	Sub-Adviser

BlackRock Inflation Protected Bond	BlackRock Financial Management, Inc.

Goldman Sachs Commodity Strategy	Goldman Sachs Asset Management, L.P.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, a sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the

24

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the portfolio manager or sub-adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statements of Operations. For the year ended December 31, 2009, the Portfolios did not receive brokerage commission recapture.

NOTE 5 — DISTRIBUTION AND SERVICE FEE

The Trust has entered into a Shareholder Service Plan (the “Plan”) for the Class S and Class S2 shares of the respective Portfolios. The Agreement compensates ING Funds Distributor, LLC (the “Distributor” or “IFD”) for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2, respectively. Goldman Sachs Commodity Strategy has entered into a Rule 12b-1 Distribution Plan (the “Class S2 Plan”) with IFD on behalf of the Class S2 shares of Goldman Sachs Commodity Strategy. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee, for distribution services including payments to IFD at an annual rate of 0.25% of the average daily net assets. IFD has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to Class S2 of the Goldman Sachs Commodity Strategy, so that the actual fee paid by Goldman Sachs Commodity Strategy is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2010.

Each Class ADV shares of the respective Portfolios have a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay IFD a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. IFD has contractually agreed to waive 0.15% of the Portfolios’ average daily net assets attributable to Class ADV shares so that the actual fee paid by a Portfolio is a rate of 0.35%. The expense waiver will continue through at least May 1, 2010.

NOTE 6 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements with each of the Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class ADV	Class I	Class S	Class S2

BlackRock Inflation Protected Bond	1.23%	0.63%	0.88%	n/a
Goldman Sachs Commodity Strategy	1.55%	0.95%	1.20%	1.35%

The Investment Adviser may, at a later date, recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of December 31, 2009, the Portfolios did not have any amount of waived or reimbursed fee that would be subject to possible recoupment by the Investment Adviser.

The expense limitation agreements are contractual and shall renew automatically unless the Investment Adviser provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Trust has adopted a Retirement Policy (“Policy”) covering independent trustees of the Portfolio who were trustees on or before May 9, 2007, and who will have served as an independent trustee for at least five years as of the date of their retirement (as that term is defined in the Policy). Benefits under the Policy are based on an annual rate as defined in the Policy.

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL until distribution in accordance with the Plan.

25

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

At December 31, 2009, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Retirement Conservative Portfolio —	BlackRock Inflation Protected Bond (17.18%)
ING Retirement Moderate Portfolio —	BlackRock Inflation Protected Bond (44.76%)
ING Solution 2015 Portfolio —	BlackRock Inflation Protected Bond (6.40%)
Goldman Sachs Commodity Strategy (21.05%)
ING Solution 2025 Portfolio —	Goldman Sachs Commodity Strategy (30.96%)
ING Solution 2035 Portfolio —	Goldman Sachs Commodity Strategy (25.62%)
ING Solution 2045 Portfolio —	Goldman Sachs Commodity Strategy (15.99%)
ING Solution Income Portfolio —	Goldman Sachs Commodity Strategy (6.31%)
ING USA Annuity and Life Insurance Co. —	BlackRock Inflation Protected Bond (28.41%)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

At December 31, 2009, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution
Portfolio	Fees	Fees	Fees	Total

BlackRock Inflation Protected Bond	$200,905	$48,102	$36,628	$285,635
Goldman Sachs Commodity Strategy	39,207	5,784	1	44,992

NOTE 8 — LINE OF CREDIT

Effective June 2, 2009, each Portfolio, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with the Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the Portfolio. Each Portfolio pays a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Portfolio utilized the line of credit during the year ended December 31, 2009 as follows:

Approximate
Weighted
		Approximate	Average
		Average Daily	Interest Rate
	Days	Balance For	For Days
Portfolio	Utilized	Days Utilized	Utilized

BlackRock Inflation Protected Bond	2	$6,325,000	1.41%

NOTE 9 —	WRITTEN OPTIONS

Transactions in written options for BlackRock Inflation Protected Bond for the year ended December 31, 2009 were as follows:

	Number of	USD
	Contracts	Notional	Premium

Balance at 12/31/08	—	—	$—
Options Written	879	14,000,000	923,013
Options Terminated in Closing Purchase Transactions	(21)	—	(7,160)
Options Expired	(5)	—	(1,705)

Balance at 12/31/09	853	14,000,000	$914,148

Transactions in purchased options for BlackRock Inflation Protected Bond for the year ended December 31, 2009 were as follows:

	Number of
	Contracts	Premium

Balance at 12/31/08	—	$—
Options Purchased	1,360	629,899
Options Terminated in Closing Sell Transactions	(502)	(260,383)
Options Expired	(5)	(4,389)

Balance at 12/31/09	853	$365,127

26

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

				Net increase
				(decrease) in
		Reinvestment of	Shares	shares		Reinvestment	Shares	Net increase
	Shares sold	distributions	redeemed	outstanding	Shares sold	of distributions	redeemed	(decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)

BlackRock Inflation Protected Bond
Class ADV
12-31-09	—	—	(1)	(1)	—	—	(10)	(10)
12-31-08	—	—	(1)	(1)	—	—	(10)	(10)
Class I
12-31-09	32,023,891	430,733	(8,693,985)	23,760,639	319,891,101	4,355,924	(84,812,523)	239,434,502
12-31-08	6,863,677	1,352,432	(13,920,484)	(5,704,375)	70,025,223	13,786,009	(141,733,644)	(57,922,412)
Class S
12-31-09	18,434,920	198,939	(2,207,499)	16,426,360	183,284,159	2,012,416	(22,282,930)	163,013,645
12-31-08	—	—	(1)	(1)	—	—	(10)	(10)

Goldman Sachs Commodity Strategy
Class ADV
12-31-09	—	—	(1)	(1)	—	—	(6)	(6)
04-28-08(1)-12-31-08	301	—	—	301	3,010	—	—	3,010
Class I
12-31-09	15,766,067	748,125	(49,810,392)	(33,296,200)	93,238,466	4,182,016	(301,478,269)	(204,057,787)
04-28-08(1)-12-31-08	50,090,633	—	(6,501,694)	43,588,939	463,200,732	—	(64,638,302)	398,562,430
Class S
12-31-09	—	—	(1)	(1)	—	—	(6)	(6)
04-28-08(1)-12-31-08	301	—	—	301	3,010	—	—	3,010
Class S2
12-31-09	—	—	(1)	(1)	—	—	(6)	(6)
04-28-08(1)-12-31-08	301	—	—	301	3,010	—	—	3,010

(1)	Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Portfolios may lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2009, the BICR Fund held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) in a separate sleeve designated as Series B. The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Portfolios agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by the BICR Fund, Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Portfolios’ continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Portfolios have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Portfolios will have the right to sell the defaulted securities to BNYC at a

27

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 11 — SECURITIES LENDING (continued)

price equal to 80% of par value. The recorded value of each Portfolio’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios. At December 31, 2009, the Portfolios did not have any outstanding securities on loan.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by a Portfolio and their corresponding risks, see each Portfolio’s most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified. Each Portfolio is classified as non-diversified investment companies under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause the Portfolios’ share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Foreign Securities.  Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios’ investments.

Terminated Investment Contracts.  During the year ended December 31, 2008, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. During that period, BlackRock Inflation Protected Bond had outstanding securities trades with counterparties affiliated with LBHI. As a result of these events, LBHI’s affiliates were unable to fulfill their commitments and, in certain cases, BlackRock Inflation Protected Bond terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of pursuing claims for damages. Management has determined that the financial impact to the Portfolio relating to these events is immaterial.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment;

28

NOTES TO FINANCIAL STATEMENTS as of December 31, 2009 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2009:

		Accumulated
	Undistributed Net	Net Realized
	Investment Income	Gains / (Losses)

BlackRock Inflation Protected Bond	$1,321,255	$(1,321,255)
Goldman Sachs Commodity Strategy	134,393	(134,393)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended
	December 31, 2009	Year Ended December 31, 2008
	Ordinary	Ordinary	Long-Term
	Income	Income	Capital Gains
BlackRock Inflation Protected Bond	$6,368,373	$12,865,423	$920,744
Goldman Sachs Commodity Strategy	4,182,120	—	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2009 were:

	Undistributed	Undistributed	Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss	Expiration
	Income	Capital Gains	(Depreciation)	Carryforwards	Dates
BlackRock Inflation Protected Bond	$8,560,391	$1,155,293	$141,740	$—	—
Goldman Sachs Commodity Strategy	1,925,768	—	13,712,093	(121,852,152)	2016
				(18,420,675)	2017

				$(140,272,827)

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of December 31, 2009, no provisions for income tax are required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — SUBSEQUENT EVENTS

Subsequent to December 31, 2009, the Board approved on January 7, 2010, an advisory fee waiver to be applied to BlackRock Inflation Protected Bond on or about March 15, 2010.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) through February 24, 2010, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

29

PORTFOLIO OF INVESTMENTS
ING BlackRock Inflation Protected Bond Portfolio
as of December 31, 2009

Principal
Amount			Value

CORPORATE BONDS/NOTES: 0.9%

		Banks: 0.3%
$1,650,000	#	Suncorp-Metway Ltd., 0.628%, due 12/17/10	$1,654,123

			1,654,123

		Diversified Financial Services: 0.3%
EUR 337,000		BA Credit Card Trust, 4.150%, due 04/19/10	481,777
$590,000	S	Bear Stearns Cos., Inc., 1.620%, due 03/10/14	549,526
800,000		SLM Corp., 1.937%, due 01/31/14	625,952

			1,657,255

		Multi-National: 0.1%
445,000		International Bank for Reconstruction & Development, 2.520%, due 12/10/13	440,038

			440,038

		Telecommunications: 0.2%
1,105,000		Cellco Partnership / Verizon Wireless Capital, LLC, 2.869%, due 05/20/11	1,142,962

			1,142,962

		Total Corporate Bonds/Notes (Cost $4,950,074)	4,894,378

U.S. GOVERNMENT AGENCY OBLIGATIONS: 14.4%

		Federal Home Loan Mortgage Corporation##: 4.8%
11,864,020	S	4.500%, due 08/01/39	11,850,425
15,000,000		4.500%, due 12/01/39	14,982,813

			26,833,238

		Federal National Mortgage Association##: 4.8%
11,854,619	S	4.500%, due 07/01/39	11,848,445
14,913,180		4.500%, due 11/01/39	14,905,413

			26,753,858

		Government National Mortgage Association: 4.8%
11,873,817	S	4.500%, due 07/15/39	11,906,494
14,863,180		4.500%, due 07/15/39	14,904,083

			26,810,577

		Total U.S. Government Agency Obligations (Cost $80,952,743)	80,397,673

U.S. TREASURY OBLIGATIONS: 53.5%

		Treasury Inflation Indexed Protected Securitiesip: 53.5%
8,832,939	S	1.375%, due 07/15/18	8,864,685
19,450,087	S	1.625%, due 01/15/15-01/15/18	20,121,742
13,016,260	S	1.750%, due 01/15/28	12,513,911
70,350,536	S	1.875%, due 07/15/13-07/15/19	73,698,427
64,108,813	S	2.000%, due 01/15/14-01/15/26	67,454,715
42,439,698	S	2.375%, due 01/15/17-01/15/27	45,052,573
12,993,315	S	2.500%, due 07/15/16-01/15/29	14,087,957
8,404,816	S	2.625%, due 07/15/17	9,253,837
8,225,071	S	3.000%, due 07/15/12	8,853,516
2,947,318	S	3.375%, due 04/15/32	3,652,832
13,305,554	S	3.625%, due 04/15/28	16,479,142
14,344,020	S	3.875%, due 04/15/29	18,502,667

		Total U.S. Treasury Obligations (Cost $296,343,048)	298,536,004

ASSET-BACKED SECURITIES: 1.2%

		Automobile Asset-Backed Securities: 0.7%
1,038,676	S	Capital One Auto Finance Trust, 0.263%, due 05/15/13	1,026,381
2,756,651		Ford Credit Auto Owner Trust, 2.233%, due 08/15/11	2,770,054
101,838		Nissan Auto Receivables Owner Trust, 3.800%, due 10/15/10	101,969
18,905		USAA Auto Owner Trust, 5.010%, due 06/15/11	18,938

			3,917,342

		Credit Card Asset-Backed Securities: 0.4%
363,000		BA Credit Card Trust, 0.243%, due 02/15/13	360,966
1,550,000		BA Credit Card Trust, 0.253%, due 06/17/13	1,536,773
454,000		BA Credit Card Trust, 1.433%, due 12/16/13	456,277

			2,354,016

		Home Equity Asset-Backed Securities: 0.0%
160,349		Citigroup Mortgage Loan Trust, Inc., 0.341%, due 03/25/37	135,855

			135,855

		Other Asset-Backed Securities: 0.1%
366,468		Countrywide Asset-Backed Certificates, 0.281%, due 07/25/37	344,959

			344,959

		Total Asset-Backed Securities (Cost $6,771,119)	6,752,172

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.0%
1,325,021	S	Credit Suisse First Boston Mortgage Securities Corp., 6.505%, due 02/15/34	1,366,389
905,000		GMAC Commercial Mortgage Securities, Inc., 4.547%, due 12/10/41	905,991
536,532		GMAC Commercial Mortgage Securities, Inc., 6.957%, due 09/15/35	552,159
700,000		GMAC Commercial Mortgage Securities, Inc., 7.594%, due 08/16/33	708,448
557,604	S	JPMorgan Chase Commercial Mortgage Securities Corp., 6.044%, due 11/15/35	570,742
1,500,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 6.429%, due 04/15/35	1,562,791
66,998		LB-UBS Commercial Mortgage Trust, 5.642%, due 12/15/25	68,690

		Total Collateralized Mortgage Obligations (Cost $5,696,900)	5,735,210

OTHER BONDS: 13.0%

		Foreign Government Bonds: 13.0%
EUR 17,687,250		Deutsche Bundesrepublik Inflation Linked, 1.750%, due 04/15/20	26,225,671
EUR 16,886,100		France Government International Bond OAT, 2.250%, due 07/25/20	26,190,920
EUR 1,323,154		Government of France, 3.150%, due 07/25/32	2,394,962

See Accompanying Notes to Financial Statements

30

PORTFOLIO OF INVESTMENTS
ING BlackRock Inflation Protected Bond Portfolio
as of December 31, 2009 (continued)

Principal
Amount			Value

	Foreign Government Bonds (continued)
EUR 12,578,460	Italy Buoni Poliennali Del Tesoro, 0.950%, due 09/15/10		$18,214,848

	Total Other Bonds (Cost $73,346,469)		73,026,401

# of
Contracts			Value

POSITIONS IN PURCHASED OPTIONS: 0.1%

	Options on Exchange-Traded Futures Contracts: 0.1%
853	Put Option CME 90-Day Eurodollar Future 09/10 Strike @ $98.750-Exp 09/13/10		$618,425

	Total Positions in Purchased Options (Cost $365,127)		618,425

	Total Long-Term Investments (Cost $468,425,480)		469,960,263

Shares			Value

SHORT-TERM INVESTMENTS: 13.4%

	Affiliated Mutual Fund: 13.4%
75,000,000	ING Institutional Prime Money Market Fund — Class I		$75,000,000

	Total Short-Term Investments (Cost $75,000,000)		75,000,000

	Total Investments in Securities
	(Cost $543,425,480)*	97.5%	$544,960,263
	Other Assets and Liabilities - Net	2.5	13,876,402

	Net Assets	100.0%	$558,836,665

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
ip	Treasury inflation indexed protected security whose principal value is adjusted in accordance with changes to the Consumer Price Index.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
EUR	EU Euro

*	Cost for federal income tax purposes is $544,471,101.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,841,546
Gross Unrealized Depreciation	(1,352,384)

Net Unrealized Appreciation	$489,162

Fair Value Measurements ^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	12/31/2009

Asset Table
Investments, at value
Positions In Purchased Options	$618,425	$—	$—	$618,425
Corporate Bonds/Notes	—	4,894,378	—	4,894,378
U.S. Government Agency Obligations	—	80,397,673	—	80,397,673
U.S. Treasury Obligations	—	298,536,004	—	298,536,004
Asset-Backed Securities	—	6,752,172	—	6,752,172
Collateralized Mortgage Obligations	—	5,735,210	—	5,735,210
Other Bonds	—	73,026,401	—	73,026,401
Short-Term Investments	75,000,000	—	—	75,000,000

Total Investments, at value	$75,618,425	$469,341,838	$—	$544,960,263

Other Financial Instruments+:
Forward foreign currency contracts	—	249,687	—	249,687
Futures	776,900	—	—	776,900
Swaps, at value	—	226,986	—	226,986

Total Assets	$776,900	$476,613	$—	$1,253,513

Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	—	(82,490)	—	(82,490)
Futures	(252,734)	—	—	(252,734)
Swaps, at value	—	(458,398)	—	(1,315,803)
Written options	—	(774,915)	—	(774,915)

Total Liabilities	$(252,734)	$(1,315,803)	$—	$(1,568,537)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

See Accompanying Notes to Financial Statements

31

PORTFOLIO OF INVESTMENTS
ING BlackRock Inflation Protected Bond Portfolio
as of December 31, 2009 (continued)

At December 31, 2009 the following forward foreign currency contracts were outstanding for the ING BlackRock Inflation Protected Bond Portfolio:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

EU Euro EUR 535,000	Buy	1/20/10	795,278	$766,933	$(28,345)

					$(28,345)

EU Euro EUR 3,375,000	Sell	1/20/10	5,076,550	4,838,132	$238,418
EU Euro EUR 2,000	Sell	1/20/10	3,018	2,867	151
EU Euro EUR 348,000	Sell	1/20/10	509,983	498,865	11,118
EU Euro EUR 12,734,000	Sell	1/20/10	18,240,577	18,254,450	(13,873)
EU Euro EUR 35,404,500	Sell	1/20/10	50,712,804	50,753,076	(40,272)

					$195,542

ING BlackRock Inflation Protected Bond Portfolio Open Futures Contracts on December 31, 2009:

				Unrealized
	Number	Expiration	Market	Appreciation/
Contract Description	of Contracts	Date	Value	(Depreciation)

Long Contracts
U.S. Treasury 10-Year Note	94	03/22/10	$10,852,594	$(15,368)
Euro-Bond	9	03/08/10	1,563,585	(25,116)
U.S. Treasury 2-Year Note	181	03/31/10	39,144,077	(212,250)

			$51,560,256	$(252,734)

Short Contracts
U.S. Treasury 5-Year Note	556	03/31/10	$63,596,842	$522,140
U.S. Treasury Long Bond	64	03/22/10	7,384,000	254,760

			$70,980,842	$776,900

See Accompanying Notes to Financial Statements

32

PORTFOLIO OF INVESTMENTS
ING BlackRock Inflation Protected Bond Portfolio
as of December 31, 2009 (continued)

ING BlackRock Inflation Protected Bond Portfolio Written Options Open on December 31, 2009:

Interest Rate Swaptions

		Floating Rate Index/	Pay/Receive	Exercise	Expiration	Notional	Premium
Description	Counterparty	Underlying Reference Entity	Floating	Rate	Date	Amount	Received	Value

Call — OTC Interest Rate Swap	Barclays Bank PLC	3-month USD-LIBOR	Receive	4.190%	06/25/10	USD 7,000,000	$351,750	$(200,694)
Put — OTC Interest Rate Swap	Barclays Bank PLC	3-Month USD-LIBOR	Pay	4.190%	06/25/10	USD 7,000,000	351,750	(222,359)

							$703,500	$(423,053)

ING BlackRock Inflation Protected Bond Portfolio Written Options Open on December 31, 2009:

Options on Exchange-Traded Futures Contracts

	Exercise	Expiration	# of	Premium
Description/Name of Issuer	Price	Date	Contracts	Received	Value

Put Option CME
90-Day Eurodollar Future 09/10	USD 98.250	09/13/10	853	$210,648	$(351,862)

				$210,648	$(351,862)

ING BlackRock Inflation Protected Bond Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2009:

				Unrealized
	Termination		Notional	Appreciation/
	Date		Amount	(Depreciation)
Receive a fixed rate equal to 1.595% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Deutsche Bank AG, New York	02/04/11	USD	7,500,000	$70,200
Receive a fixed rate equal to 1.410% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Deutsche Bank AG, New York	06/08/11	USD	26,500,000	156,726
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.463% Counterparty: Barclays Bank PLC	01/08/18	USD	3,000,000	(163,843)

				$63,083

ING BlackRock Inflation Protected Bond Portfolio Total Return Swap Agreements Outstanding on December 31, 2009:

	Termination		Notional	Unrealized
	Date		Amount	Depreciation

Receive positive total return on Barclays Capital US Treasury Inflation Linked Notes — Series L Index.
Pay a floating rate based on 1-month USD-LIBOR plus 5 bps and, if negative, the absolute value of the total return on the index.
Counterparty: Barclays Bank PLC, London	01/25/10	USD	133,000,000	$(294,555)

				$(294,555)

See Accompanying Notes to Financial Statements

33

PORTFOLIO OF INVESTMENTS
ING BlackRock Inflation Protected Bond Portfolio
as of December 31, 2009 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging	Location on Statement
instruments under FASB ASC 815	of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$618,425
Interest rate contracts	Net Assets- Unrealized appreciation**	776,900
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	249,687
Interest rate contracts	Swaps, at value	226,926

Total Asset Derivatives		$1,871,938

Liability Derivatives
Interest rate contracts	Net Assets- Unrealized depreciation**	$252,734
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	82,490
Interest rate contracts	Swaps, at value	458,398
Interest rate contracts	Written options	774,915

Total Liability Derivatives		$1,568,537

*	Included purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

	Amount of Realized Gain or (Loss) on
	Derivatives Recognized in Income
Derivatives not accounted for as hedging		Forward Foreign
instruments under FASB ASC 815	Investments*	Currency Contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$—	$(1,629,577)	$—	$—	$—	$(1,629,577)
Interest rate contracts	306,052	—	1,551,134	5,481,544	(5,939)	7,332,791

Total	$306,052	$(1,629,577)	$1,551,134	$5,481,544	$(5,939)	$5,703,214

	Change in Unrealized
	Appreciation or (Depreciation)
	on Derivatives Recognized in Income
Derivatives not accounted for as hedging		Forward Foreign
instruments under FASB ASC 815	Investments*	Currency Contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$—	$913,114	$—	$—	$—	$913,114
Interest rate contracts	253,298	—	787,986	(1,683,865)	139,233	(503,348)

Total	$253,298	$913,114	$787,986	$(1,683,865)	$139,233	$409,766

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

34

PORTFOLIO OF INVESTMENTS
ING Goldman Sachs Commodity Strategy Portfolio
as of December 31, 2009

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 25.3%

		Federal Home Loan Mortgage Corporation##: 12.7%
$3,600,000	S	2.000%, due 02/25/11-03/16/11	$3,608,540
976,050	S	4.500%, due 07/15/22	1,016,672
4,021,729	S	5.000%, due 11/01/16-03/01/19	4,240,122

			8,865,334

		Federal National Mortgage Association##: 12.0%
622,746	S	0.676%, due 02/25/37	610,178
800,000	S	1.750%, due 04/15/11	802,494
2,000,000	S	2.000%, due 02/11/11-04/01/11	2,007,047
1,100,000	S	2.050%, due 04/01/11	1,104,815
3,633,142	S	5.000%, due 05/01/17-02/01/20	3,835,075

			8,359,609

		Government National Mortgage Association: 0.6%
369,975	S	5.500%, due 01/01/20-07/01/20	394,359

			394,359

		Total U.S. Government Agency Obligations (Cost $17,645,411)	17,619,302

U.S. TREASURY OBLIGATIONS: 0.1%

		U.S. Treasury Notes: 0.1%
100,000	S	1.375%, due 11/15/12	99,313

		Total U.S. Treasury Obligations (Cost $100,075)	99,313

STRUCTURED PRODUCTS: 45.9%
4,000,000	S	Eksportfinans A/S, Merrill Lynch Commodity Index Extra A 01 Total Return Index, 0.325%, due 03/31/10	8,626,474
2,700,000	S	Landesbank Baden-Wurttemberg, Merrill Lynch Commodity Index Extra A 01 Total Return Index, 1.289%, due 01/14/10	5,579,546
3,700,000	#,S	Merrill Lynch & Co., Inc., Merrill Lynch Enhanced Benchmark A 01 Total Return Index, 0.436%, due 01/14/10	7,099,943
3,700,000	S	Morgan Stanley, Dow Jones-UBS Commodity Index-Total ReturnSM, 3.250%, due 05/28/10	6,116,993
4,200,000	S	AB Svensk Exportkredit, Merrill Lynch Commodity Index Extra A 01 Total Return Index, 2.141%, due 01/15/10	4,616,007

		Total Structured Products (Cost $18,300,000)	32,038,963

		Total Long-Term Investments (Cost $36,045,486)	49,757,578

Shares			Value

SHORT-TERM INVESTMENTS: 28.9%

		Affiliated Mutual Fund: 28.9%
20,150,877		ING Institutional Prime Money Market Fund — Class I	$20,150,877

		Total Short-Term Investments (Cost $20,150,877)	20,150,877

	Total Investments in Securities
	(Cost $56,196,363)*	100.2%	$69,908,455
	Other Assets and Liabilities - Net	(0.2)	(108,706)

	Net Assets	100.0%	$69,799,749

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,755,236
Gross Unrealized Depreciation	(43,144)

Net Unrealized Appreciation	$13,712,092

See Accompanying Notes to Financial Statements

35

PORTFOLIO OF INVESTMENTS
ING Goldman Sachs Commodity Strategy Portfolio
as of December 31, 2009 (continued)

Fair Value Measurements ^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices	Significant Other	Significant
	in Active Markets	Observable	Unobservable	Fair Value
	for Identical Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	12/31/2009

Asset Table
Investments, at value
U.S. Government Agency Obligations	$—	$17,619,302	$—	$17,619,302
U.S. Treasury Obligations	—	99,313	—	99,313
Structured Products	—	—	32,038,963	32,038,963
Short-Term Investments	20,150,877	—	—	20,150,877

Total Investments, at value	$20,150,877	$17,718,615	$32,038,963	$69,908,455

Other Financial Instruments+:
Futures	187,529	—	—	187,529

Total Assets	$187,529	$—	$—	$187,529

Liabilities Table
Other Financial Instruments+:
Futures	(28,814)	—	—	(28,814)

Total Liabilities	$(28,814)	$—	$—	$(28,814)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

								Total
	Beginning					Accrued	Total	Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Realized	Appreciation/	Into	Out of	Balance
	12/31/2008	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	at 12/31/2009

Asset Table
Investments, at value
Corporate Bonds/Notes	12,582,852	—	—	—	(15,063,932)	—	4,663,932	(2,182,852)	—	—	—
Other Bonds	55,822,249	—	—	—	(64,272,171)	—	12,572,171	(4,122,249)	—	—	—
Structured Products	18,786,259	18,100,000	—	—	(22,780,624)	—	7,980,621	9,952,707	—	—	32,038,963

Total Investments, at value	$87,191,360	$18,100,000	$—	$—	$(102,116,727)	$—	$25,216,724	$3,647,606	$—	$—	$32,038,963

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $9,952,707.

^ See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

36

PORTFOLIO OF INVESTMENTS
ING Goldman Sachs Commodity Strategy Portfolio
as of December 31, 2009 (continued)

ING Goldman Sachs Commodity Strategy Portfolio Open Futures Contracts on December 31, 2009:

	Number			Unrealized
Contract Description	of Contracts	Expiration Date	Market Value	Appreciation/(Depreciation)

Long Contracts
90-Day Eurodollar	28	09/13/10	$6,923,000	$59,971

			$6,923,000	$59,971

Short Contracts
90-Day Eurodollar	2	03/15/10	$498,225	$(2,179)
90-Day Eurodollar	7	06/14/10	1,738,100	(8,943)
90-Day Eurodollar	9	03/14/11	2,206,575	(10,823)
90-Day Eurodollar	9	12/13/10	2,215,575	(6,869)
U.S. Treasury 2-Year Note	28	03/31/10	6,055,437	39,428
U.S. Treasury 5-Year Note	16	03/31/10	1,830,125	17,843
U.S. Treasury 10-Year Note	14	03/22/10	1,616,344	25,107
U.S. Treasury Long Bond	9	03/22/10	1,038,375	45,180

			$17,198,756	$98,744

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging	Location on Statement
instruments under FASB ASC 815	of Assets and Liabilities	Fair Value

Asset Derivatives
Interest rate contracts	Net Assets- Unrealized appreciation*	$187,529

Total Asset Derivatives		$187,529

Liability Derivatives
Interest rate contracts	Net Assets- Unrealized depreciation*	$28,814

Total Liability Derivatives		$28,814

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Amount of Realized Gain or (Loss)
Derivatives not accounted for as hedging	on Derivatives Recognized in Income
instruments under FASB ASC 815	Futures

Interest rate contracts	$890,899

Total	$890,899

Change in Unrealized
Appreciation or (Depreciation)
Derivatives not accounted for as hedging	on Derivatives Recognized in Income
instruments under FASB ASC 815	Futures

Interest rate contracts	$1,549,253

Total	$1,549,253

See Accompanying Notes to Financial Statements

37

TAX INFORMATION (Unaudited)

Dividends paid during the year ended December 31, 2009 were as follows:

Fund Name	Type	Per Share Amount

ING BlackRock Inflation Protected Bond Portfolio
Class ADV	NII	$0.1461
Class I	NII	$0.1794
Class S	NII	$0.1684
All Classes	STCG	$0.0055
ING Goldman Sachs Commodity Strategy Portfolio
Class ADV	NII	$0.1036
Class I	NII	$0.1368
Class S	NII	$0.1233
Class S2	NII	$0.1162

NII — Net investment income
STCG — Short-term capital gain

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

See Accompanying Notes to Financial Statements

38

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

				Number of
				Portfolios
			Principal	in Fund
	Position(s)	Term of Office	Occupation(s)	Complex
	held with	and Length of	during the	Overseen	Other Directorships
Name, Address, and Age	the Trust	Time Served(1)	Past Five Years	by Trustee(2)	held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	November 2007 — Present	President, National Charity League/Canaan Parish Board (June 2008 — Present) and Consultant (January 2005 — Present).	136	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2005 — Present	President, Bechtler Arts Foundation (March 2008 — Present); formerly, Consultant (July 2007 — February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 — November 2005).	136	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	January 2006 — Present	Consultant and President, Ravengate Partners LLC (January 2000 — Present).	136	Wisconsin Energy Corporation (June 2006 — Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	November 2007 — Present	Retired partner, PricewaterhouseCoopers, LLP.	136	First Marblehead Corporation (October 2003- Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Trustee	January 1997 — Present	Retired. Formerly, President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	136	Bankers Trust Company, N.A. Des Moines (June 1992 - Present) and Midamerica Financial Corporation (December 2002 — Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 — Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 — June 2009).	136	Assured Guaranty Ltd. (April 2004 — Present) and Odyssey Re Holdings Corp (November 2006 — Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006- Present	Consultant (May 2001 — Present).	136	Stillwater Mining Company (May 2002 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Chairman/ Trustee	January 1994 — Present	President, Springwell Corporation (March 1989 — Present).	136	UGI Corporation (February 2006 — Present) and UGI Utilities, Inc. (February 2006 — Present).

Trustees who are “Interested Persons:”

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	November 2007- Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 — December 2007).	136	ING Canada Inc. (December 2004 — Present) and ING Bank, fsb (June 2001- Present).

39

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Number of
Portfolios
			Principal	in Fund
	Position(s)	Term of Office	Occupation(s)	Complex
	held with	and Length of	during the	Overseen	Other Directorships
Name, Address, and Age	the Trust	Time Served(1)	Past Five Years	by Trustee(2)	held by Trustee

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007- Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006).	178	ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(7), ING Funds Services, LLC(8), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (December 2006 — Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table (except for Mr. Mathews),“Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)	Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Investment Adviser, Directed Services.

(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

40

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	With the Trust	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006)

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	March 2003 — Present	Head of Mutual Fund Platform (February 2007 — Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President and Chief Investment Risk Officer	March 2003 — Present September 2009— Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present); Executive Vice President of the ING Funds (March 2006 — Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 — July 2008 and October 2009 — Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 — July 2008 and October 2009 — Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 — December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	November 1999 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 — Present) and ING Investments, LLC(2) (August 1997 — Present).

41

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	With the Trust	Time Served(1)	during the Past Five Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 — Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC (3)(February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present).

William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 — Present	Vice President, Head of Manager, Research and Selection Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 — Present	Assistant Vice President — Director of Tax, ING Funds Services (March 2008 — Present). Formerly, Tax Manager, ING Funds Services (March 2005 — March 2008); and Tax Senior , ING Funds Services (January 2004 — March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 — Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	May 2008 — Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

42

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 12, 2009, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services LLC (the “Adviser”) and the Portfolios and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 13 and November 10, 2009 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 12, 2009 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2010. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Investment

43

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Review Committee (the “IBF IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Portfolio is assigned to the IBF IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007, 2008 and 2009 the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups of investment companies (“SPGs”) to be used by the Portfolios for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s investment review committees, including the IBF IRC, reviews benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2010. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2010, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 12, 2009 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its SPG, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and SPG were selected and how profitability was determined; (4) responses from the Adviser and relevant Sub-Adviser or Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Advisers; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolios’) advisory contracts and sub-advisory contracts, including a written analysis for each Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

44

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Service Class (Class S) shares were used for purposes of certain comparisons between the ING BlackRock Inflation Protected Bond Portfolio and its SPG whereas Institutional Class (Class I) shares were used with respect to ING Goldman Sachs Commodity Strategy Portfolio. These share classes were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its SPG. The mutual funds included in the Portfolios’ SPGs were selected based upon criteria designed to mirror the Portfolio share class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on the Sub-Advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the IBF IRC to assist the Board and the IBF IRC with their assessment of the investment performance of the funds in the ING Funds Complex (including the Portfolios) on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IBF IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Advisers.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall

45

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

services provided by the Adviser and the Sub-Advisers were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median and/or Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2009. In addition, the Board also considered at its November 12, 2009 meeting certain additional data regarding performance and Portfolio asset levels as of September 30, 2009. The Board’s findings specific to each Portfolio’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by an Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee rate because a Portfolio achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. For a Portfolio that did not have advisory fee breakpoints, but did benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that many of the Portfolios have experienced material declines in assets due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under

46

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and the Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fee rates. Further, the Board considered that the decline in asset levels of many Portfolios caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser and Sub-Advisers.

The Board recognized that analysis of the Adviser’s and affiliated Sub-Adviser’s profitability is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognizes that the use of different methodology for purposes of calculating profit data can give rise to dramatically different profit and loss results.

At the request of the Board, the Adviser has from time to time agreed to implement remedial actions for certain Portfolios. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Advisers or portfolio managers; and strategy modifications.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and affiliated Sub-Adviser primarily on the factors described for each Portfolio below.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 12, 2009 meeting in relation to renewing each Portfolio’s current Advisory and Sub-Advisory Contracts for the year ending November 30, 2010. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING BlackRock Inflation Protected Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING BlackRock Inflation Protected Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and one-year periods, and the third quintile for the year-to-date period.

47

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Goldman Sachs Commodity Strategy Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Goldman Sachs Commodity Strategy Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) the Portfolio commenced operations in April 2008, and therefore had a limited operating history for the purpose of analyzing its performance; (2) the Portfolio’s investment strategy was modified in September 2008 and again in May 2009; and (3) Management would continue to monitor, and the Board’s Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio commenced operations in April 2008 and its investment strategy was modified in September 2008 and May 2009, and it is reasonable to permit the Portfolio to establish a longer operating history for the purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

48

Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public
Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFIIT3AISS2                  (1209-022410)

Annual Report

December 31, 2009

Service (“S”) Class

ING Investors Trust

■	ING Oppenheimer Active Allocation Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

It would be hard to find fault with the returns of securities markets over the past year, but we have been through a tumultuous period, and recent events raise new questions. By most measures (with the confounding exception of employment) the global recession is abating and economies are growing again, especially in the developing countries of Asia. Every silver lining has a cloud, though, and the improved but fragile outlook carries within it the same risks that got us into this crisis: disengaged monetary policies, unpredictable asset bubbles, enfeebled regulation and wilting political will.

Against the backdrop of the Davos World Economic Forum and President Obama’s first State of the Union address, Ben Bernanke, Chairman of the Federal Reserve, was confirmed by the Senate for a second four-year term, adding some element of certainty to the concerns of investors about the future. He and other policymakers still face economic problems, such as our growing long-term budget deficit, which will influence markets going forward.

How can this information help you with your investment plans? The outlook for corporate profits and market valuations is driven, at least in part, by reactions of government officials to economic and political events. The federal budget deficit casts overtones of uncertainty around expectations for inflation, for example, which could affect the value of all assets in U.S. markets. As a result, it could make sense to broaden one’s investment horizons to include additional exposure to non-U.S. investments.

The strong returns of the stock markets last year should not obscure the fact that keeping a well-diversified asset mix is likely to serve your financial needs. Before you make any changes to your portfolio, discuss them thoroughly with your investment advisor to ensure they appropriately reflect your situation.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 28, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2009

In our semi-annual report we described how markets in risky assets, depressed by the financial crisis and recession, had abruptly recovered after early March to register gains through June 30, 2009. This was maintained in the second half of the fiscal year and global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), added 20.00%, for a return of 25.70% for the fiscal year ended December 31, 2009. (The MSCI World IndexSM returned 29.99% for the fiscal year ended December 31, 2009, measured in U.S. dollars). From the March 9, 2009 low point, the return was 60.90%. In currencies, the U.S. dollar was mixed for the year, losing 1.60% to the euro and 9.10% to the pound, but gaining 2.10% on the yen.

The rally had been credited to “green shoots”, a metaphor for signs, perhaps frail and erratic, that the worst of the financial crisis and resulting recession was over. Governments intervened massively to recapitalize companies considered systemically important, or at least to make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Some financial giants in the U.S. and U.K., once thought impregnable, now sit meekly under government control. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions). Corporations have instead issued bonds, which have been eagerly taken up by yield hungry investors.

“Cash-for-Clunkers” programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered an $8,000 tax credit to first-time home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part time. The UK reduced Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, the deficit equaled $1.42 trillion for the fiscal year ending September 30, 2009. To keep interest rates down, the Federal Reserve Board and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China’s rate of gross domestic product (“GDP”) growth is approaching 10% again and by the end of the year some key areas of the domestic economy were clearly looking better.

House prices are rising again. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities was reported in December to have risen for five consecutive months, although it was still down 7.30% from a year earlier. Sales of existing homes in November rose to the highest levels since February 2007.

On the employment front, just 11,000 jobs were lost in November and by year end the number of new unemployment claims was the lowest since July 2008. Yet the unemployment rate rose to 10.00%, having peaked at 10.20% even as thousands of workers left the labor force. Wage growth continued to decelerate and the average working week still hovered near lowest recorded levels. Broad, sustainable recovery will require a much more vigorous improvement in the labor market.

The economy, after four consecutive quarterly declines, has at least started to expand again. In the third quarter of 2009, GDP in the U.S. rose by 2.20% at an annual rate.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index (3) of investment grade bonds returned 5.93% for the fiscal year ended December 31, 2009. But improving risk appetite, combined with concern over the large volumes of issuance and fears of longer term inflation, meant that the Barclays Capital U.S. Treasury Index(4) component returned (3.57)% while the Barclays Capital Corporate Investment Grade Bond Index(5) returned 18.68%. High yield bonds, represented by the Barclays Capital High Yield Bond – 2% Issuer Constrained Composite Index(6), did even better, gaining a remarkable 58.76%. The annual yield on the 90-day U.S. Treasury Bills started the year at 12 basis points and ended it at just 5 basis points.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(7) including dividends, returned 26.46% for the fiscal year ended December 31, 2009, led by the technology and materials sectors, with telecoms and utilities lagging, albeit with positive returns. It was far from a smooth ride, and sentiment would periodically become fixated on the rather shaky foundation of the rally. Profits for S&P 500® companies suffered their ninth straight quarter of annual decline in the third quarter. But this

2

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2009

must surely change in the fourth quarter since in the corresponding period in 2008, S&P 500® earnings were actually negative.

In international markets, the MSCI Japan® Index(8) rose 9.10% for the fiscal year, all of it in the first half. By the second quarter, GDP was rising again but it was due to net exports and government stimulus. Domestic demand was still in the doldrums, with wages down for 18 straight months and deflation again the norm. The MSCI Europe ex UK® Index(9) surged 27.70%. As in the U.S., the region’s economy returned to growth in the third quarter of 2009. Prices stopped falling in November and by year end purchasing managers’ indices were in expansion mode. Against this, unemployment was still on the rise to 9.80%. The MSCI UK® Index(10) jumped 27.60%, despite the disappointment that, alone among the world’s largest economies, a rebound in GDP had not been reported by year end. Still, by November house prices were rising on an annual basis for the first time since early 2008, unemployment stabilized and, as in Continental Europe, purchasing managers’ indices pointed firmly to expansion.

(1)	The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)

The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)	The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)

The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)

The Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity..

(7)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)	The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)	The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)	The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING OPPENHEIMER ACTIVE ALLOCATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Asset Allocation

as of December 31, 2009

(as a percent of net assets)

Oppenheimer Main Street Fund	13.0%
Oppenheimer Capital Appreciation Fund	11.9%
Oppenheimer Value Fund	10.9%
Oppenheimer Core Bond Fund	10.0%
Oppenheimer International Growth Fund	7.9%
Oppenheimer Global Securities Fund	7.2%
Oppenheimer Main Street Small Cap Fund	7.2%
Oppenheimer US Government Trust	6.2%
Oppenheimer Developing Markets Fund	6.2%
Oppenheimer Commodity Strategy Total Return Fund	4.9%
Oppenheimer International Bond Fund	4.4%
Oppenheimer Real Estate Fund	4.2%
Oppenheimer High Income Fund	2.8%
Oppenheimer Discovery Fund	1.6%
Oppenheimer Small and Mid Cap Value Fund	1.0%
Oppenheimer Institutional Money Market Fund	0.7%
Oppenheimer International Small Company Fund	0.0%	*
Other Assets and Liabilities—Net	(0.1)%

Net Assets	100.0%

*	Amount is less than 0.05%

Portfolio holdings are subject to change daily.

ING Oppenheimer Active Allocation Portfolio (the “Portfolio”) seeks long-term growth of capital with a secondary objective of current income. The Portfolio seeks to achieve its investment objective by investing in a combination of mutual funds sub-advised by OppenheimerFunds, Inc. (“OppenheimerFunds”) — the sub-adviser. The Portfolio is managed by Alan C. Gilston, Jerry Webman and Caleb Wong, Portfolio Managers of OppenheimerFunds.*

Performance: For the one year period ending December 31, 2009, the Portfolio’s Class S shares, excluding sales charges, provided a total return of 27.94% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), the Barclays Capital U.S. Aggregate Bond Index(2) and a Composite Index(3) consisting of 75% of the S&P 500® Index and 25% of the Barclays Capital U.S. Aggregate Bond Index, which returned 26.46%, 5.93% and 21.45%, respectively, for the same period.

Portfolio Specifics: This Portfolio typically invests 80% of its assets in a “core static allocation” of Oppenheimer funds and 20% in a “tactical component.” The core allocation is rebalanced at least annually while the tactical component will be invested in various Oppenheimer funds and potentially other securities, seeking to “tilt” the entire portfolio in an attempt to take advantage of temporary current market conditions that may present opportunities.

During 2009, the Portfolio benefited from the strong rebound in equities and from the weakness of the dollar. We had repositioned a significant portion of the Portfolio in 2008 to capture these market outcomes. Specifically, we adjusted the static allocation throughout the last several months of 2008 so that it held a higher allocation in international equities by the beginning of 2009. Oppenheimer Developing Markets Fund and Oppenheimer International Growth Fund generated high returns for the Portfolio. In contrast, our overweight to Oppenheimer Commodity Strategy Total Return Fund negated some of the stellar international performance. While spot prices in commodities returned in excess of 30%, our own commodities fund did not fare quite as well. The return discrepancy was not due to poor security selection by the manager of the Fund, but rather by the fact that the Fund’s exposure is typically captured through commodity futures. Unfortunately, the futures term structure held an upward sloping shape known as contango for most of 2009. This upward slope had the effect of bringing about negative carry for the Fund’s futures positions. With respect to domestic equity and fixed income funds, the Oppenheimer Capital Appreciation/VA Fund, a top holding in the Portfolio, benefited from outperformance in seven out of the ten sectors versus the Russell 1000® Growth Index. The Oppenheimer Value Fund, also a top holding in the Portfolio, outperformed its benchmark by a wide margin in six out of ten sectors. Outperformance was especially strong in industrials, financials and healthcare. The Oppenheimer Core Bond/VA Fund outperformed the Barclays Capital U.S. Aggregate Bond Index during the reporting period. Particularly in the second half of 2009, the primary drivers of the outperformance were its investments in mortgage-backed securities and corporate bonds.

Additionally, the Portfolio was hurt by hedging out equity risk within the tactical portion over the months of March and April. We did not correctly call the bottom of the equity sell-off and held a defensive equity allocation through the initial phase of the 2009 market rally. We eliminated our equity underweight in late April, but the poor timing effect had the impact of putting the Portfolio behind the static allocation benchmark. At the end of the year we moved out of our bearish dollar view holdings and into U.S. small caps, a sector that, in our opinion, has the best potential to benefit from the U.S. recovery if the market perceives that it will come sooner than later.

Current Strategy and Outlook: The steep market recovery in 2009 was a pleasant surprise for all investors and we look for continued equity growth in 2010, although not at the pace we saw in 2009. Our quantitative indicators show that risk premiums have dropped so fast that equities are getting a little “rich” and are susceptible to a market correction at some point this year. In addition, we see the U.S. catching up to the international developed nations as, in our opinion, the dollar has appeared to bottom out. If the market prices in the possibility that the Federal Reserve Board will hike rates before the other major central banks do, then the dollar rebound may be stronger. In regard to our fixed income outlook, our valuation indicators continue to show that high yield remains the best sector to overweight as yields remain favorable. As for commodities, we believe prices will continue to increase as the global growth will spur strong demand for commodity good. Although we’ve been encouraged by the 2009 recent market rally, we remain cautious as we wait for some remaining market indicators to completely turn the corner.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

*	Effective April 30, 2009 Kurt Wolfgruber is no longer a portfolio manager to the Portfolio.

Target Allocations

as of December 31, 2009

(as a percent of net assets)

U.S. Equity	36.0%
Fixed Income	23.0%
Tactical Allocation	20.0%
International Equity	15.0%
Other	6.0%

100.0%

Portfolio holdings are subject to change daily

4

ING OPPENHEIMER ACTIVE ALLOCATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Period Ended December 31, 2009
	1 Year	Since Inception of Class S October 2, 2008
Class S	27.94%	(1.03)%
S&P 500® Index(1)	26.46%	(1.03	)%(4)
Barclays Capital U.S. Aggregate Bond index(2)	5.93%	8.54	%(4)
Composite Index(3)	21.45%	1.89	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING Oppenheimer Active Allocation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.
(2)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
(3)	The Composite Index consists of 75% of the return of (securities included in) the S&P 500® Index and 25% of the return of (securities included in) the Barclays Capital U.S. Aggregate Bond Index.
(4)	Since inception performance for indices is shown from October 1, 2008.

5

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009. The Portfolio’s expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2009**	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2009**
ING Oppenheimer Active Allocation Portfolio
Class S	$1,000.00	$1,182.00	0.70%	$3.85	$1,000.00	$1,021.68	0.70%	$3.57

*	Expense ratios do not include expenses of underlying funds.
**	Expense are equal to the Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Investors Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Oppenheimer Active Allocation Portfolio (formerly, ING Oppenheimer Active Asset Allocation Portfolio), a series of ING Investors Trust, as of December 31, 2009, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period from October 2, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolio as of December 31, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2010

7

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

ASSETS:
Investments in underlying funds*	$26,113,611
Short-term investments in underlying funds**	190,904
Cash	82,283
Dividends and interest receivables	13,018
Prepaid expenses	236

Total assets	26,400,052

LIABILITIES:
Payable for investment purchased in underlying funds	13,008
Payable for fund shares redeemed	49,733
Payable to affiliates	14,735
Payable for trustee fees	134
Other accrued expenses and liabilities	52,754

Total liabilities	130,364

NET ASSETS	$26,269,688

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$22,333,787
Undistributed net investment income	6,642
Accumulated net realized loss on investments	(1,039,332)
Net unrealized appreciation on investments	4,968,591

NET ASSETS	$26,269,688

* Cost of investments in underlying funds	$21,145,020
** Cost of short-term investments in underlying funds	$190,904

Class S:
Net assets	$26,269,688
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	2,705,769
Net asset value and redemption price per share	$9.71

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME:
Dividends from underlying funds	$297,747
Interest	113

Total investment income	297,860

EXPENSES:
Investment management fees	44,767
Distribution and service fees	44,767
Transfer agent fees	167
Administrative service fees	17,907
Shareholder reporting expense	18,069
Professional fees	77,361
Custody and accounting expense	4,600
Trustee fees	386
Offering expense	141,341
Miscellaneous expense	6,489

Total expenses	355,854
Net waived and reimbursed fees	(230,410)

Net expenses	125,444

Net investment income	172,416

REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING FUNDS:
Capital gain distributions from underlying funds	8,349
Net realized loss on sales of underlying funds	(777,530)

Net realized loss on underlying funds	(769,181)

Net change in unrealized appreciation or depreciation on underlying funds	5,908,513

Net realized and unrealized gain on underlying funds	5,139,332

Increase in net assets resulting from operations	$5,311,748

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2009	October 2, 2008(1) to December 31, 2008
FROM OPERATIONS:
Net investment income	$172,416	$61,024
Net realized loss on underlying funds	(769,181)	(215,929)
Net change in unrealized appreciation or depreciation on underlying funds	5,908,513	(939,922)

Increase (decrease) in net assets resulting from operations	5,311,748	(1,094,827)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(174,002)	(60,601)
Net realized gains	(42,608)	—

Total distributions	(216,610)	(60,601)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,135,896	8,418,408
Reinvestment of distributions	187,721	28,251

	17,323,617	8,446,659
Cost of shares redeemed	(3,440,298)	—

Net increase in net assets resulting from capital share transactions	13,883,319	8,446,659

Net increase in net assets	18,978,457	7,291,231

NET ASSETS:
Beginning of period	7,291,231	—

End of period	$26,269,688	$7,291,231

Undistributed net investment income at end of period	$6,642	$3,688

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data

	Asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Oppenheimer Active Allocation Portfolio
Class S
12-31-09	7.65	0.06	2.08	2.14	0.06	0.02	—	0.08	9.71	27.94	1.99	0.70	0.70	0.96	26,270	115
10-02-08(5) - 12-31-08	10.00	0.13	(2.42)	(2.29)	0.06	—	—	0.06	7.65	(22.84)	5.48	0.70	0.70	4.74	7,291	23

(1)

Total return is calculated assuming reinvestment of dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)

Expense ratios reflect operating expenses of the Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009

NOTE 1 — ORGANIZATION

Organization. ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of forty-nine active separate investment series. The Portfolio included in this report is ING Oppenheimer Active Allocation Portfolio, (the “Portfolio”). The Portfolio is a diversified series of the Trust.

The Portfolio offers Service (“S”) Class shares.

Shares of the Portfolio are currently being offered to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.

The Trust is intended to serve as an investment option for (i) variable life insurance policies and variable annuity contracts (“Variable Contracts”) offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Trust (serving as investment mediums for Variable Contracts). The Trust currently functions as an investment option for contracts and policies offered by ING USA Annuity and Life Insurance Company (“ING USA”), ReliaStar Life Insurance Company, an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), United Life Annuities, an indirect, wholly-owned subsidiary of ING USA and ReliaStar Life Insurance Company of New York, an indirect, wholly-owned subsidiary of ING USA. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

The Portfolio seeks long-term growth of capital with a second objective of current income by investing in other mutual funds (“Underlying Funds”) sub-advised by OppenheimerFunds, Inc. (“Oppenheimer” or the “Sub-Adviser”) that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds).

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch State and its EUR 7.5 billion rights issue.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The valuation of the Portfolio’s investments in its Underlying Funds is based on the net asset value of the Underlying Funds each business day.

Fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

12

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For the year ended December 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued additional guidance related to fair value measurements entitled, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Portfolio and the results of its operations due to the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

The Portfolio classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

B.	Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.	Distributions to Shareholders. The Portfolio records distributions to its shareholders on the ex-dividend date. The Portfolio distributes dividends and capital gains, if any, annually. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolio’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Portfolio may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Offering Costs. Costs incurred with the offering of shares of the Portfolio are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of operations.

G.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, management believes the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolio entered into an investment management agreement (“Investment Management Agreement”) with ING Investments, LLC (the “Investment Adviser” or “ING Investments”), an indirect, wholly-owned subsidiary of ING Groep. The Investment Management

13

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Agreement compensates ING Investments with a fee, computed daily and payable monthly, based on the average daily net assets of the Portfolio, at the annual rate of 0.25% on all assets.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the Portfolio’s operations and is responsible for the supervision of other service providers. The Administrator receives compensation in the amount equal to 0.10% of the Portfolio’s average daily net assets.

The Trust and the Investment Adviser have entered into a portfolio management agreement with Oppenheimer (the “Sub-Adviser”). The Sub-Adviser provides investment advice for the Portfolio and is paid by the Investment Adviser based on the average daily net assets.

NOTE 4 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the year ended December 31, 2009, the cost of purchases and the proceeds from the sales of the Underlying Funds were $34,113,623 and $20,048,060, respectively.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Service Plan (the “Agreement”) for the Class S of the Portfolio. The Agreement compensates ING Funds Distributor, LLC (the “Distributor” or “IFD”) for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S. Under the Agreement, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2009, the Portfolio had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
$6,739	$2,285	$5,711	$14,735

At December 31, 2009, the following indirect, wholly-owned subsidiary of ING Groep owned more than 5% of the Portfolio:

ING USA Annuity and Life Insurance Company —98.39%.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Portfolio.

The Trust has adopted a Retirement Policy (“Policy”) covering independent trustees of the Portfolio who were trustees on or before May 9, 2007, and who will have served as an independent trustee for at least five years as of the date of their retirement (as that term is defined in the Policy). Benefits under the Policy are based on an annual rate as defined in the Policy.

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES & LIABILITIES

At December 31, 2009, the Portfolio had the below payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Expenses	Amount
Audit	$11,426
Legal	11,222
Offering	22,276

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Class S(1)
0.70%

(1)

The operating expense limits apply only at the Portfolio level and do not include fees payable by the underlying investment companies in which the Portfolio invests. The amount of the fees and expenses of an Underlying Fund borne by each Portfolio will vary based on the Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT

(continued)

The Investment Adviser may at a later date recoup from the Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, that Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Portfolio. Outstanding reimbursement balances due to the Portfolio, if any, under its respective expense limitation agreements are reflected in Reimbursement Due from Investment Adviser on the accompanying Statement of Assets and Liabilities.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written termination of the expense limitation agreement within 90 days of the end of the then current term.

As of December 31, 2009, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Advisers and the related expiration dates are as follows:

	December 31,
	2010	2011	2012	Total
Oppenheimer Active Allocation	$—	$36,656	$230,410	$267,066

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	($)	($)	($)	($)
Oppenheimer Active Allocation
Class S
12-31-09	2,098,486	19,299	(365,718)	1,752,067	17,135,896	187,721	(3,440,298)	13,883,319
10-02-08(1)-12-31-08	949,921	3,781	—	953,702	8,418,408	28,251	—	8,446,659

(1)	Commencement of operations.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2009:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$3,809	$4,540	$(8,349)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended December 31, 2009			Year Ended December 31, 2008
Ordinary Income	Long-Term Capital Gains	Dividends Paid Deduction on Redemptions	Ordinary Income

$179,886	$36,724	$3,809	$60,601

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2009 were:

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred
$216,748	$3,720,705	$(1,552)

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The Portfolio’s major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of December 31, 2009, no provision for income tax is required in the Portfolio’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

The Portfolio is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Investment by Funds-of-Funds. Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Portfolio as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of certain Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolio and certain Underlying Funds investments.

Emerging Markets Investments. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 12 — SUBSEQUENT EVENTS

The Portfolio has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) through February 24, 2010, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

16

ING OPPENHEIMER ACTIVE ALLOCATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares				Value
INVESTMENT COMPANIES: 99.4%
84,643		Oppenheimer Capital Appreciation Fund		$3,126,698
378,694	@	Oppenheimer Commodity Strategy Total Return Fund		1,298,922
370,427	@	Oppenheimer Core Bond Fund		2,618,922
56,990		Oppenheimer Developing Markets Fund		1,620,233
9,251	@	Oppenheimer Discovery Fund		429,345
71,249		Oppenheimer Global Securities Fund		1,888,089
368,853	@	Oppenheimer High Income Fund		730,330
180,540		Oppenheimer International Bond Fund		1,155,457
84,698		Oppenheimer International Growth Fund		2,069,165
2		Oppenheimer International Small Company Fund		29
188,567		Oppenheimer Main Street Fund		3,428,142
130,850		Oppenheimer Main Street Small Cap Fund		1,884,240
72,955		Oppenheimer Real Estate Fund		1,095,048
9,831	@	Oppenheimer Small and Mid Cap Value Fund		266,210
179,010		Oppenheimer US Government Trust		1,621,828
147,439		Oppenheimer Value Fund		2,880,953

		Total Investments in Investment Companies (Cost $21,145,020)		26,113,611

SHORT-TERM INVESTMENTS: 0.7%
		Mutual Fund: 0.7%
190,905		Oppenheimer Institutional Money Market Fund		190,904

		Total Short-Term Investments (Cost $190,904)		190,904

		Total Investments in Investment Companies (Cost $21,335,924)*	100.1%	$26,304,515
		Other Assets and Liabilities - Net	(0.1)	(34,827)

		Net Assets	100.0%	$26,269,688

@	Non-income producing security

*	Cost for federal income tax purposes is $22,583,810.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,720,705
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$3,720,705

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Investment Companies	$26,113,611	$—	$—	$26,113,611
Short-Term Investments	190,904	—	—	190,904

Total Investments, at value	$26,304,515	$—	$—	$26,304,515

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

17

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2009 were as follows:

Fund Name	Type	Per Share Amount

ING Oppenheimer Active Allocation Portfolio
Class S	NII	$0.0621
Class S	STCG	$0.0017
Class S	LTCG	$0.0134

NII— Net investment income

STCG—Short-term capital gain

LTCG—Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2009, 20.69% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service

(tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolio. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

18

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the trust, and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	November 2007 -Present	President, National Charity League/Canaan Parish Board (June 2008 - Present) and Consultant (January 2005 - Present).	136	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2005 - Present	President, Bechtler Arts Foundation (March 2008 - Present); Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - November 2005).	136	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC (January 2000 - Present).	136	Wisconsin Energy Corporation (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	November 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.	136	First Marblehead Corporation (October 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age :64	Trustee	January 1997 - Present	Retired. Formerly, President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	136	Bankers Trust Company, N.A., Des Moines (June 1992- Present) and Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	136	Assured Guaranty Ltd. (April 2004 - Present) and Odyssey Re Holdings Corp (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	136	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Chairman/ Trustee	January 1994 - Present	President, Springwell Corporation (March 1989 - Present).	136	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

19

TRUSTEE AND OFFICER INFORMATION (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Trustee who is an “Interested Person”:

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	November 2007 - Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007).	136	ING Canada Inc. (December 2004 - Present) and ING Bank, fsb (June 2001 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006).	178	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(7), ING Funds Services, LLC(8), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)

Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table (except for Mr. Mathews), ”Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)

Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Trust as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Investment Adviser, ING Investments.

(6)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

20

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006)

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	March 2003 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President and Chief Investment Risk Officer	March 2003 - Present September 2009- Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	November 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	February 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present).

William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 - Present	Vice President, Head of Manager, Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

21

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); and Tax Senior , ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

22

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, ING Oppenheimer Active Allocation Portfolio’s (the “Portfolio”) existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 12, 2009, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the “Advisory Contract”) between ING Investments, LLC (the “Adviser”) and the sub-advisory contract (“Sub-Advisory Contract”) with OppenheimerFunds, Inc., the sub-adviser to the Portfolio (the “Sub-Adviser”).

The Independent Trustees also held separate meetings on October 13 and November 10, 2009 to consider the renewal of the Advisory Contract and Sub-Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 12, 2009 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contract and Sub-Advisory Contract were considered at the same Board meeting, the Trustees considered the Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2010. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolio’s existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolio (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and the

23

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolio is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolio’s Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007, 2008 and 2009, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups of investment companies (“SPGs”) to be used by the Portfolio for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees, including the I/B/F IRC, reviews benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolio’s Advisory and Sub-Advisory Contracts that would be effective through November 30, 2010. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolio by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 12, 2009 Board meeting included, among other information, the following items for the Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its SPG, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Portfolio’s benchmark and SPG were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the forms of Advisory Contract and Sub-Advisory Contract; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its SPG and designated benchmark; (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

Shareholder Servicing Class (Class S) shares of the Portfolio were used for purposes of certain comparisons between the Portfolio and its SPG. Class S shares generally were selected so that the Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its SPG. The mutual funds included in

24

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Portfolio’s SPG were selected based upon criteria designed to mirror the Portfolio share class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on the sub-advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the funds in the ING Funds complex (including the Portfolio) on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex. The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser.

In considering the Portfolio’s Advisory Contract, the Board also considered the extent of benefits provided to the Portfolio’s shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of the Portfolio and other funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolio (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolio and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Portfolio’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of the Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for the Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, SPG and primary benchmark. The FACT sheet

25

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

performance data was as of June 30, 2009. In addition, the Board also considered at its November 12, 2009 meeting certain additional data regarding performance and Portfolio asset level as of September 30, 2009.

The Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2009: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and the second quintile for the year-to-date period.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as the Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. As the Portfolio does not have advisory fee breakpoints, but may benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions. The Board also considered that the Portfolio was launched to serve as a variable annuity product offering.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

Information Regarding Services to Other Clients

The Board requested and, if received, considered, information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and institutional accounts. The Board also noted that the fee rates charged to the Portfolio and other institutional clients of the Adviser or the Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolio, as compared to non-registered investment company clients; market differences in fee rates that existed when the Portfolio first was organized; differences in the original sponsors of the Portfolio that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate payable by the Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Portfolio. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolio.

The Board also considered: (1) the fee structure of the Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and Sub-Adviser and their respective affiliates from their association with the Portfolio. For the Portfolio, the Board determined that the fees payable to the Adviser and Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Oppenheimer Active Allocation Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure

26

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

(including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its SPG.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underling funds in which the Portfolio invests.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. Further, the Board considered that the decline in the asset level of the Portfolio caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser and Sub-Adviser.

The Board recognized that analysis of the Adviser’s profitability is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolio’s operations may not be fully reflected in the expenses allocated to the Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory fees of the Adviser.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2010. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

VPAR-UFIITFOFS	(1209-021610)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that J. Michael Earley and Peter Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $855,200 for year ended December 31, 2009 and $1,033,200 for year ended December 31, 2008.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $107,500 for the year ended December 31, 2009 and $122,550 for year ended December 31, 2008.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $224,330 in the year ended December 31, 2009 and $272,875 in the year ended December 31, 2008. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $15,000 in the year ended December 31, 2009 and $115,000 in the year ended December 31, 2008.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
I. Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.
Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.
For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.
The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services
The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.
The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.
The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.
III. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.
The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.
IV. Tax Services
The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.
The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.
The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.
V. Other Services
The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.
The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.
VI. Pre-approval of Fee levels and Budgeted Amounts
The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).
VII. Procedures
Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII. Delegation
The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.
IX. Additional Requirements
The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.
Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.
Last Approved: November 13, 2008

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.
	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.
	✓	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $12,600 per audit

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]
	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	✓		Not to exceed $21,000 per fund per year

6

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Appendix C, continued

Service	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.
	✓		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period
Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre-Approval Period

9

Appendix E
Prohibited Non-Audit Services
Dated: January 1, 2009
•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A
ING EQUITY TRUST
ING FUNDS TRUST
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
ING RISK MANAGED NATURAL RESOURCES FUND
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING SEPARATE PORTFOLIOS TRUST
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,106,219 for year ended December 31, 2009 and $1,826,535 for year ended December 31, 2008.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Investors Trust

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: March 4, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: March 4, 2010

By	/s/ Todd Modic

Todd Modic
Senior Vice President and Chief Financial Officer
Date: March 4, 2010

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